      As filed with the Securities and Exchange Commission on May 1, 2006

                                              Securities Act File No. 333-48456
                                      Investment Company Act File No. 811-10183

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A



        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

                      Pre-Effective Amendment No.

                    Post-Effective Amendment No. 23                    [X]

              REGISTRATION STATEMENT UNDER THE INVESTMENT
                          COMPANY ACT OF 1940                          [X]



                               Amendment No. 25

                          MET INVESTORS SERIES TRUST
              (Exact Name of Registrant as Specified in Charter)

                                 5 Park Plaza
                                  Suite 1900
                           Irvine, California 92614
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code: (800) 848-3854

                              Elizabeth M. Forget
                                   President

                          Met Investors Series Trust
              5 Park Plaza, Suite 1900, Irvine, California 92614
                    (Name and Address of Agent for Service)


                               -----------------

                                  Copies to:
                            Robert N. Hickey, Esq.
                           Sullivan & Worcester LLP
                    1666 K St., N.W. Washington, D.C. 20006

                               -----------------


      It is proposed that this filing will become effective:
[ ]   immediately upon filing pursuant to paragraph (b)
[ ]   on ______ pursuant to paragraph (b)
[ ]   60 days after filing pursuant to paragraph (a)(1)
[ ]   on __________ pursuant to paragraph (a)(1)
      75 days after filing pursuant to paragraph (a)(2)
[X]   on May 1, 2006 pursuant to paragraph (a)(2) of Rule 485
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has previously filed a declaration of indefinite registration of shares of beneficial interest of its J.P. Morgan Small-Cap Stock Portfolio (currently known as Met/Putnam Capital Opportunities Portfolio), Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Growth and Income Portfolio, PIMCO Total Return Portfolio, PIMCO Innovation Portfolio (currently known as RCM Global Technology Portfolio), Oppenheimer Capital Appreciation Portfolio, MFS Mid-Cap Growth Portfolio (currently known as T. Rowe Price Mid-Cap Growth Portfolio), MFS Research International Portfolio, Janus Aggressive Growth Portfolio, Lord Abbett Growth Opportunities Portfolio, Met/AIM Small-Cap Growth Portfolio, Met/AIM Mid-Cap Core Equity Portfolio, State Street Concentrated International Portfolio (currently known as Harris Oakmark International Portfolio), Third Avenue Small-Cap Value Portfolio, Lord Abbett America's Value Portfolio, PIMCO Inflation Protected Bond Portfolio, Met/American Growth Portfolio, Met/American International Portfolio, Met/American Growth-Income Portfolio, Met/American Bond Portfolio, Neuberger Berman Real Estate Portfolio, Turner Mid-Cap Growth Portfolio, Goldman Sachs Mid-Cap Value Portfolio, MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio, Van Kampen Comstock Portfolio, Cyclical Growth and Income ETF Portfolio, Cyclical Growth ETF Portfolio, which only deals with American Funds, Legg Mason Value Equity Portfolio, Met/AIM Capital Appreciation Portfolio, Batterymarch Growth and Income Portfolio, Batterymarch Mid-Cap Stock Portfolio, Federated High Yield Portfolio, Loomis Sayles Global Markets Portfolio, Princeton Large-Cap Core Portfolio, MFS Emerging Markets Equity Portfolio, MFS Value Portfolio, Pioneer Fund Portfolio, Pioneer Strategic Income Portfolio, Pioneer Mid-Cap Value Portfolio, Dreman Small-Cap Value Portfolio, Janus Capital Appreciation Portfolio and Legg Mason Partners Managed Assets Portfolio.

This filing incorporates by reference the information contained in Post-Effective Amendment No. 18 to its registration statement as filed with the Securities and Exchange Commission on May 3, 2005 (with regard to the Met/American Growth Portfolio, Met/American International Portfolio, Met/American Growth-Income Portfolio and Met/American Bond Portfolio) as Accession #0000908737-05-000315.


================================================================================

                                 MET INVESTORS
                            S E R I E S   T R U S T


                    Harris Oakmark International Portfolio

                           Lazard Mid-Cap Portfolio
               (formerly Met/AIM Mid Cap Core Equity Portfolio)

                     Lord Abbett Bond Debenture Portfolio

                      Met/AIM Small Cap Growth Portfolio

                    MFS(R) Research International Portfolio

                    Neuberger Berman Real Estate Portfolio

                  Oppenheimer Capital Appreciation Portfolio

                   PIMCO Inflation Protected Bond Portfolio

                         PIMCO Total Return Portfolio

                        RCM Global Technology Portfolio

                    T. Rowe Price Mid-Cap Growth Portfolio

                    Third Avenue Small Cap Value Portfolio

                          Class A and Class B Shares

                                __PROSPECTUS__

                                  MAY 1, 2006


Like all securities, these securities have not been approved or disapproved by the

Securities and Exchange Commission, nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                             PAGE

           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolios                    3

           THE PORTFOLIOS                                     5

             INVESTMENT SUMMARY                               5
              Harris Oakmark International Portfolio          6
              Lazard Mid-Cap Portfolio                        10
              Lord Abbett Bond Debenture Portfolio            14
              Met/AIM Small Cap Growth Portfolio              19
              MFS(R) Research International Portfolio         22
              Neuberger Berman Real Estate Portfolio          25
              Oppenheimer Capital Appreciation Portfolio      29
              PIMCO Inflation Protected Bond Portfolio        33
              PIMCO Total Return Portfolio                    38
              RCM Global Technology Portfolio                 43
              T. Rowe Price Mid-Cap Growth Portfolio          48
              Third Avenue Small Cap Value Portfolio          52

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS     56
             ADDITIONAL INVESTMENT STRATEGIES                 60
             MANAGEMENT                                       73
              The Manager                                     73
              The Advisers                                    75
              Distribution Plan                               82

           YOUR INVESTMENT                                    83
              Shareholder Information                         83
              Dividends, Distributions and Taxes              83
              Sales and Purchases of Shares                   84

           FINANCIAL HIGHLIGHTS                               89

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-three managed investment portfolios or mutual funds, only twelve of which are offered through this Prospectus (the "Portfolios"). Each of the twelve Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A and Class B shares of the Portfolios are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts").

  As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs. Please see the Risk/Reward spectrum on the next page which lists the Portfolios in order of risk/reward from highest to lowest.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

Notice the scale at the right. It covers, in the opinion of the Portfolios' Manager, the full spectrum of risk/ reward of the Portfolios described in this Prospectus. Please note that the scale is for illustration purposes only and is not meant to convey the precise degree of difference in risk/reward among the Portfolios.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The higher a Portfolio is on the risk/ reward spectrum, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment at the lower end of the scale that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio at the higher end of the spectrum may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                                RCM GLOBAL TECHNOLOGY PORTFOLIO

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                         NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                         T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                 LAZARD MID-CAP VALUE PORTFOLIO

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                   PIMCO TOTAL RETURN PORTFOLIO


   Higher-                                                                Lower
   Risk/Reward
                                                                    Risk/Reward

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization.

The Portfolio's Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. The Adviser expects to invest in 30 to 60 companies. Although the Adviser expects the Portfolio to operate as a diversified investment company, the Portfolio will retain its "non-diversified" classification to give the Adviser the flexibility to pursue a more selective investment strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 56, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

 PORTFOLIO MANAGEMENT:

..  Harris Associates L.P. see page 76

..  For financial highlights see page 89


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

 02         03      04      05
-------   ------  ------  ------
-18.09%   34.96%  20.52%  14.24%

High Quarter: 2nd-2003  +24.90%
Low Quarter:  3rd-2002  -16.81%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE" Index), a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
---------------------------------------------
                            Since    Inception
                  1 Year  Inception    Date
---------------   ------- ---------- ---------
Class A           14.48%    11.44%     1/2/02
Class B           14.24%    12.89%    10/9/01
MSCI EAFE Index   14.02%    13.73%*
* Index performance is from 10/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.82%   0.82%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.13%   0.13%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.95%   1.20%
-----------------------------------------------------------

         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.10% and 1.35%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.94% for Class A shares and 1.19% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B
------------------------
1 Year   $   97  $  123
------------------------
3 Years  $  304  $  383
------------------------
5 Years  $  528  $  663
------------------------
10 Years $1,171  $1,461
------------------------

                           LAZARD MID-CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. In complying with this 80% investment requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 56, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005 Lazard Asset Management LLC is the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                           02      03      04      05
                        -------  ------  ------  ------
                        -10.82%  26.17%  14.40%   8.06%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  3rd - 2002 -14.33%





 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 76

..  For financial highlights see page 91

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization is approximately $4.1 billion as of February 28, 2006. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/05
---------------------------------------------------------------
                                              Since   Inception
                                     1 Year Inception   Date
------------------------------------ ------ --------- ---------
Class A                               8.40%    8.96%    1/2/02
Class B                               8.06%   10.64%   10/9/01
Russell Midcap Index                 12.65%   15.77%*
* Index performance is from 10/1/01.


For information on Lazard Asset Management LLC's prior performance with a comparable fund, see page 76.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee(1)                            0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.10%   0.09%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.80%   1.04%
-----------------------------------------------------------

       (1) The management fee has been restated to reflect a reduction in the fee effective December 19, 2005. Prior to that date, the management fee was 0.73%. The above table and the Example below assume that the management fee reduction had been in place during all of 2005.
         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.77% for Class A shares and 1.01% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B
------------------------
1 Year    $ 82   $  107
------------------------
3 Years   $256   $  333
------------------------
5 Years   $446   $  577
------------------------
10 Years  $993   $1,276
------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

Under normal circumstances, the Portfolio invests substantially all (at least 80%) of its net assets in debt securities of various types. To pursue its goal, the Portfolio normally invests substantially all of its net assets in high yield and investment grade debt securities, but may also invest in securities convertible into common stocks. The Portfolio may invest up to 80% of its total assets in high yield/high risk debt securities (junk bonds). Debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer. In no event will the Portfolio invest more than 10% of its gross assets at the time of investment in debt securities which are in default as to interest or principal. At least 20% of the Portfolio's assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may also invest up to 20% of its net assets in equity securities including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the duration of the Portfolio's debt securities will be between 3 to 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 56, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the adviser is satisfied with the claims paying ability of the counterparty without such collateral.

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 77

..  For financial highlights see page 93


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  97      98      99      00      01      02      03      04     05
------  ------  ------  ------  ------  ------  ------  -----  -----
15.63%   6.26%   3.40%   0.87%   3.76%  -0.39%  19.52%  8.43%  1.81%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/05, as applicable, with the Credit Suisse First Boston High Yield Index, which is representative of the lower rated debt (including non-convertible-preferred stocks) investments in the Portfolio, and with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

           Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                                Since   Inception
                                1 Year 5 Year Inception   Date
------------------------------- ------ ------ --------- ---------
Class A                          1.81%  6.40%   7.28%    5/1/96
Class B                          1.49%    --    5.91%    4/3/01
Credit Suisse First Boston High
 Yield Index                     2.26%  9.82%   7.09%*
Lehman Brothers Aggregate
 Bond Index                      2.43%  5.87%   6.64%*
* Index performance is from 5/1/96.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.51%   0.51%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.05%   0.05%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%   0.81%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B
------------------------
1 Year    $ 57   $   83
------------------------
3 Years   $180   $  260
------------------------
5 Years   $314   $  451
------------------------
10 Years  $703   $1,005
------------------------

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 56, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

 PORTFOLIO MANAGEMENT:

..  AIM Capital Management, Inc. see page 75

..  For financial highlights see page 95


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

                02     03       04       05
             -------  ------  ------  ------
             -27.50%  38.86%  6.43%   8.27%

            High Quarter: 2nd - 2003   +20.75%
            Low Quarter:  3rd - 2002   -18.43%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/05
-----------------------------------------------------
                                   Since    Inception
                          1 Year Inception    Date
------------------------- ------ ---------  ---------
Class A                    8.59%    4.15%     1/2/02
Class B                    8.27%    7.90%    10/9/01
Russell 2000 Index         4.55%   14.14%*
Russell 2000 Growth Index  4.15%   10.96%**

                  * Index performance is from 10/1/01.
                 ** Index performance is from 10/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B
------------------------------------------------------------------
Management Fee                                      0.90%   0.90%
------------------------------------------------------------------
12b-1 Fees                                          None    0.25%
------------------------------------------------------------------
Other Expenses                                      0.06%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/ Repayment to Manager        0.96%   1.22%
------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         1.00%   1.26%
------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.05% and 1.30%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.99% for Class A shares and 1.25% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B
------------------------
1 Year   $  103  $  129
------------------------
3 Years  $  320  $  402
------------------------
5 Years  $  555  $  695
------------------------
10 Years $1,229  $1,530
------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of foreign companies. The Portfolio focuses on foreign companies (including up to 25% of its net assets in emerging market issues) that the Portfolio's Adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio may invest in companies of any size. The Portfolio does not emphasize any particular country and, under normal market conditions, will be invested in at least five countries. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

The Portfolio's assets are allocated among various sectors. A committee of investment research analysts selects securities for the Portfolio. The committee includes investment analysts employed by the Adviser and its affiliates.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 56, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04       05
-------  ------  ------  ------
-11.80%  32.04%  19.56%  16.42%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
------------------------------------------
                            Since   Inception
                   1 Year Inception   Date
---------------    ------ --------- ---------
Class A            16.77%   8.35%     5/1/01
Class B            16.42%   6.75%    2/12/01
MSCI EAFE Index    14.02%   5.04%*
* Index performance is from 2/1/01.



 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 77

..  For financial highlights see page 97

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 as adjusted to reflect current expense limitations and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B
------------------------------------------------------------------
Management Fee                                      0.74%   0.74%
------------------------------------------------------------------
12b-1 Fees                                          None    0.25%
------------------------------------------------------------------
Other Expenses                                      0.17%   0.18%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         0.91%   1.17%
------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         0.96%   1.22%
------------------------------------------------------------------

         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. Prior to May 1, 2005, the expense limitations for Class A and Class B shares were 1.10% and 1.35%, respectively.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.93% for Class A shares and 1.19% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B
------------------------
1 Year   $   98  $  125
------------------------
3 Years  $  307  $  389
------------------------
5 Years  $  533  $  674
------------------------
10 Years $1,182  $1,484
------------------------

                    NEUBERGER BERMAN REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in equity securities issued by real estate investment trusts ("REITs") and common stocks and other securities issued by other real estate companies. The Portfolio defines a real estate company as one that derives at least 50% of its revenue from, or has at least 50% of its assets in, real estate. A REIT is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. REITS are not taxed on income distributed to shareholders, provided they comply with the requirements of the Internal Revenue Code. REITs tend to be small- to mid-cap companies in relation to the equity markets as a whole.

REITs are generally classified as Equity REITs, Mortgage REITs and Hybrid REITs, Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

The Portfolio may invest up to 20% of its net assets in debt securities. These debt securities can be either investment grade or below investment grade, provided that, at the time of purchase, they are rated at least B by Moody's or S&P or, if unrated by either of these, deemed by the Portfolio's Adviser to be of comparable quality.

The Portfolio's Adviser makes investment decisions through a fundamental analysis of each company. The Adviser reviews each company's current financial condition and industry position, as well as economic and market conditions. In doing so, it evaluates the company's growth potential, earnings estimates and quality of management, as well as other factors. The Adviser believes that its investment approach is distinct in that it uses an objective combination of traditional securities analysis and direct real estate analysis, while placing great emphasis upon the property sector weightings. The Adviser generally adheres to a strict valuation methodology--price to net asset value per share, cash flow multiple versus growth rate and relative valuation--which guide the Adviser's buy and sell decisions.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

 PORTFOLIO MANAGEMENT:

..  Neuberger Berman Management, Inc. see page 78

..  For financial highlights see page 99

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of
the following risks, which are described in detail on page   56, any of which
could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Real estate investment risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Market capitalization risk

  .  Investment style risk

In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                      Year-by-Year Total Return as of 12/31

                                       05
                                     ------
                                     13.29%

                         High Quarter: 2nd-2005   14.56%
                         Low Quarter:  1st-2005   -6.90%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 as applicable, with the NAREIT Equity Index. The NAREIT Equity Index is an unmanaged index that measures the performance of the of all publicly traded equity REITs. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

    Average Annual Total Return as of 12/31/05
---------------------------------------------------
                                  Since   Inception
                         1 Year Inception   Date
------------------------ ------ --------- ---------
Class A                  13.61%   26.13%   5/1/04
Class B                  13.29%   25.80%   5/1/04
NAREIT Equity REIT Index 12.13%   29.66%*
* Index performance is from 5/1/04.

For information on Neuberger Berman Management, Inc.'s prior performance with a comparable fund see page 78.

FEES AND EXPENSES:

This following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.67%   0.67%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.03%   0.03%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.70%   0.95%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15% respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.69% for Class A shares and 0.94% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time period indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B
------------------------
1 Year    $ 72   $   97
------------------------
3 Years   $225   $  304
------------------------
5 Years   $391   $  528
------------------------
10 Years  $873   $1,171
------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also purchase the securities of foreign issuers.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  . Companies with increasing earnings momentum and a history of positive earnings growth

  .  Stocks with low valuations relative to their growth potential

  .  Companies with the potential for positive earnings surprises

  .  Growth rates that the Adviser believes are sustainable over time

 PORTFOLIO MANAGEMENT:

..  OppenheimerFunds, Inc. see page 79

..  For financial highlights see page 101

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of
the following risks, which are described in detail on page     , any of which
could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04     05
------   ------  -----  -----
-24.73%  28.53%  6.40%  4.71%

High Quarter:   2nd - 2003    +14.54%
Low Quarter:    2nd - 2002    -15.52%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
--------------------------------------------
                           Since    Inception
                 1 Year  Inception    Date
 -------------   ------- ---------- ---------
Class A           4.99%     2.17%     1/2/02
Class B           4.71%    -1.60%    2/12/01
S&P 500 Index     4.91%    -0.16%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B
------------------------------------------------------------------
Management Fee                                      0.59%   0.59%
------------------------------------------------------------------
12b-1 Fees                                          None    0.25%
------------------------------------------------------------------
Other Expenses                                      0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         0.64%   0.89%
------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager          0.69%   0.94%
------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.75% and 1.00%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. In addition, the Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing July 1, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2005 was 0.58%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B
------------------------
1 Year    $ 71   $   96
------------------------
3 Years   $221   $  301
------------------------
5 Years   $385   $  522
------------------------
10 Years  $861   $1,159
------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

To provide maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations (either through cash market purchases, forward commitments or derivative instruments). Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Lehman Global Real: U.S. TIPS Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio also may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 56, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31

  04     05
-----  -----
8.99%  1.39%

High Quarter   1st - 2004    +5.93%
Low Quarter    2nd - 2004    -3.03%





 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 79

..  For financial highlights see page 103

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Lehman Global Real: U.S. TIPS Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/04
-------------------------------------------------
                                Since   Inception
                       1 Year Inception   Date
---------------------- ------ --------- ---------
Class A                 1.48%   6.09%    5/1/03
Class B                 1.39%   5.86%    5/1/03
Lehman Brothers Global
 Real: U.S. TIPS Index  2.84%   6.36%*
* Index performance is from 5/1/03.

For information on Pacific Investment Management Company LLC's prior performance with a comparable fund, see page 80.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.05%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.55%   0.80%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.65% and 0.90%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B
------------------------
1 Year    $ 56    $ 82
------------------------
3 Years   $177    $256
------------------------
5 Years   $308    $446
------------------------
10 Years  $691    $993
------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three- to six-year time frame based on the Adviser's forecast for interest rates.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 56, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High Yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 79

..  For financial highlights see page 105


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02      03     04     05
------  ------  -----  -----
 9.29%   4.31%  4.98%  2.25%

 High Quarter:   3rd - 2002    +3.65%
 Low Quarter:    2nd - 2004    -2.03%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/04
---------------------------------------------------------------
                                              Since   Inception
                                     1 Year Inception   Date
------------------------------------ ------ --------- ---------
Class A                               2.46%   6.08%     5/1/01
Class B                               2.25%   5.61%    2/12/01
Lehman Brothers Aggregate Bond Index  2.43%   5.63%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.50%   0.50%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses*                            0.06%   0.06%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%   0.81%
---------------------------------------------------------

        * The Portfolio reimbursed the Manager during the year ended
          December 31, 2005 for expenses waived by the Manager in prior years pursuant to an Expense Limitation Agreement that is no longer applicable to the Portfolio. The expense information for the Portfolio does not reflect this reimbursement. If this reimbursement was shown, the Portfolio's Total Annual Operating Expenses would have been 0.57% for Class A shares and 0.82% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B
------------------------
1 Year    $ 57   $   83
------------------------
3 Years   $180   $  260
------------------------
5 Years   $314   $  451
------------------------
10 Years  $703   $1,005
------------------------

                        RCM GLOBAL TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation; no consideration is given to income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Portfolio identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies) and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale, use and/or service of technological products or services. Although the Portfolio emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The Adviser selects stocks for the Portfolio using a "growth" style. The Adviser seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the Adviser seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.

The Portfolio may invest a substantial portion of its assets in the securities of smaller capitalization companies with total assets in excess of $200 million and may invest in initial public offerings (IPOs). The Portfolio may invest up to 50% of its assets in foreign equity securities, including American Depositary Receipts, and may invest in securities of emerging market countries.

The Portfolio may utilize, primarily for risk management and hedging purposes, short sales (collateralized or uncollateralized), or other derivative instruments such as stock index futures contracts, purchase and sale of put and call options and other option strategies such as spreads and straddles.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 56, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio concentrates its investments in companies which utilize innovative technologies, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

In addition to other risks, a fund that invests a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives and use of short sales can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 14, 2005, RCM Capital Management is the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05
------   ------  ------  ------
-50.73%  57.57%  -4.31%  11.01%

High Quarter:   2nd - 2003    +21.50%
Low Quarter:    3rd - 2002    -34.81%





 PORTFOLIO MANAGEMENT:

..  RCM Capital Management LLC see page 81

..  For financial highlights see page 107

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/04 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market, and the NASDAQ Composite Index, a market-value weighted index of all common stocks listed on NASDAQ. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/05
---------------------------------------------------------------
                                             Since    Inception
                                    1 Year Inception    Date
----------------------------------- ------ ---------  ---------
Class A                             11.35%   (9.15)%   5/01/01
Class B                             11.01%  (12.92)%   2/12/01
S&P 500 Index                        4.91%   (0.16)%*
NASDAQ Composite Index               2.12%   (3.85)%*
* Index performance is from 2/1/01.

For information on RCM Capital Management LLC's prior performance with a comparable fund, see page 81.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B
------------------------------------------------------------------
Management Fee                                      0.92%   0.92%
------------------------------------------------------------------
12b-1 Fees                                          None    0.25%
------------------------------------------------------------------
Other Expenses                                      0.13%   0.13%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         1.05%   1.30%
------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.14%   0.14%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         1.19%   1.44%
------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.10% and 1.35%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. In 2005 broker fee reimbursement brought the Portfolios' Total Annual Operating Expenses below the expense caps, and the Portfolio reimbursed the Manager, for expenses waived in prior years, amounts to bring Total Annual Portfolio Operating Expenses to the cap levels. If the broker fee reimbursements were shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 1.10% for Class A shares and 1.35% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B
------------------------
1 Year   $  122  $  148
------------------------
3 Years  $  380  $  459
------------------------
5 Years  $  658  $  792
------------------------
10 Years $1,450  $1,733
------------------------

                    T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. Although the Adviser expects the Portfolio to operate as a diversified investment company, the Portfolio will retain its "non-diversified" classification to give the Adviser the flexibility to pursue a more selective investment strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 56, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class B shares, the Portfolio's oldest Class. The Portfolio's Class A shares commenced operations on May 1, 2001.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05
------   ------  ------  ------
-44.04%  36.64%  17.82%  14.63%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%






 PORTFOLIO MANAGEMENT:

..  T. Rowe Price Associates, Inc. see page 81

..  For financial highlights see page 109

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/05
------------------------------------------------------
                                      Since   Inception
                             1 Year Inception   Date
---------------------------  ------ --------- ---------
Class A                      14.87%   (2.37)%   5/1/01
Class B                      14.63%   (3.01)%  2/12/01
Russell Midcap Growth Index  12.10%    0.26%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 as adjusted to reflect current expenses and expense limitations and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.75%   0.75%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.07%   0.07%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.82%   1.07%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. Prior to May 1, 2005, the expense limitations for Class A and Class B shares were 0.95% and 1.20%, respectively. In addition, the Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing February 17, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2005 was 0.74%.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.81% for Class A shares and 1.06% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B
------------------------
1 Year   $   84  $  110
------------------------
3 Years  $  263  $  342
------------------------
5 Years  $  457  $  593
------------------------
10 Years $1,017  $1,311
------------------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations no greater than nor less than the range of market capitalizations of companies in the Russell 2000 Index or the S&P 600 Index at the time of the investment. The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

The Portfolio is non-diversified, which means that the Portfolio may have fewer investments than diversified mutual funds of comparable size. However, the Portfolio currently intends to operate as a diversified fund.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 56, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

In addition, because the Portfolio may invest in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for the full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31

  03      04      05
------  ------  ------
41.41%  26.50%  15.48%

High Quarter:   2nd - 2003    +18.25%
Low Quarter:    1st - 2003     -3.38%






 PORTFOLIO MANAGEMENT:

..  Third Avenue Management LLC see page 82

..  For financial highlights see page 111

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/05
--------------------------------------------------------------
                                             Since   Inception
                                    1 Year Inception   Date
----------------------------------- ------ --------- ---------
Class A                             15.82%   16.10%   5/1/02
Class B                             15.48%   15.86%   5/1/02
Russell 2000 Value Index             4.71%   10.86%*
* Index performance is from 5/1/02.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.75%   0.75%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.06%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.81%   1.05%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.95% and 1.20%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B
------------------------
1 Year   $   83  $  108
------------------------
3 Years  $  260  $  336
------------------------
5 Years  $  451  $  582
------------------------
10 Years $1,005  $1,288
------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                                                              LORD
                                                                                                 HARRIS      ABBETT
                                                                                                 OAKMARK      BOND
                                                                                              INTERNATIONAL DEBENTURE
                                                                                                PORTFOLIO   PORTFOLIO
BRADY BONDS
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                                             X
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                                                          X
---------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                                 X           X
---------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
---------------------------------------------------------------------------------------------------------------------
OPTIONS
---------------------------------------------------------------------------------------------------------------------
FUTURES
---------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
---------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                                            X
---------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                                       X
---------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                                         X
---------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                                           X           X
---------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                                                X
---------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER
AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND
NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                                           X
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                                            X
---------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
---------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES
---------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES
---------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
---------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                                                X
---------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES            X
---------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS                                  X
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
---------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
---------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                                         X
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                                                X
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                                               X           X
---------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                                                   X
---------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                                 X           X
---------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                                    X           X
---------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
---------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                                                      X
---------------------------------------------------------------------------------------------------------------------

                                                             MET/AIM                NEUBERGER
                                                              SMALL      MFS(R)      BERMAN   OPPENHEIMER    PIMCO
                                                   LAZARD      CAP      RESEARCH      REAL      CAPITAL      TOTAL
                                                   MID-CAP   GROWTH   INTERNATIONAL  ESTATE   APPRECIATION  RETURN
                                                  PORTFOLIO PORTFOLIO   PORTFOLIO   PORTFOLIO  PORTFOLIO   PORTFOLIO
BRADY BONDS                                                                                                    X
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                                X           X
--------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                X         X           X                      X           X
--------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                   X         X           X                      X
--------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
--------------------------------------------------------------------------------------------------------------------
OPTIONS                                               X         X           X                                  X
--------------------------------------------------------------------------------------------------------------------
FUTURES                                               X         X           X                                  X
--------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                                        X
--------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                                                       X
--------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                               X                                  X
--------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                     X                                  X
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                             X         X           X                      X
--------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES                                                         X           X                      X
--------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS
INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER
AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED
BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD
BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND
VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN
CORPORATIONS                                          X         X           X           X          X           X
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                    X                      X
--------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                                             X
--------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                          X           X          X           X
--------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                          X                                  X
--------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                                                     X
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                            X           X                      X
--------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES
INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES                              X
--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                                         X                                  X
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                                                           X
--------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                                           X
--------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON
BONDS                                                                                                          X
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                      X         X           X           X          X           X
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                         X         X           X           X          X
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                                              X           X
--------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                                                  X
--------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                         X           X
--------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                      X         X           X                      X           X
--------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                               X                                  X
--------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                                               X
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                            X         X           X           X          X           X
--------------------------------------------------------------------------------------------------------------------

                                                                               PIMCO               T. ROWE    THIRD
                                                                             INFLATION    RCM       PRICE    AVENUE
                                                                             PROTECTED   GLOBAL    MID-CAP  SMALL CAP
                                                                               BOND    TECHNOLOGY  GROWTH     VALUE
                                                                             PORTFOLIO PORTFOLIO  PORTFOLIO PORTFOLIO
BRADY BONDS                                                                      X
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                              X                              X
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                           X                    X         X
---------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                        X          X         X
---------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
---------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                          X         X          X
---------------------------------------------------------------------------------------------------------------------
FUTURES                                                                          X         X          X
---------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
---------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                         X
---------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                    X         X          X         X
---------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                          X                    X         X
---------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                                  X          X         X
---------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                 X                    X
---------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES,
COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF
THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE
NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                                    X                    X
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                             X
---------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                               X         X          X
---------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                               X         X          X         X
---------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                               X         X
---------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                       X
---------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                 X                    X
---------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN
INVESTMENT COMPANIES                                                             X         X          X         X
---------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED
BONDS                                                                            X                              X
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                             X
---------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                             X
---------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                          X
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                 X                    X         X
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                                         X         X
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                            X         X          X         X
---------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                    X         X                    X
---------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                                   X
---------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                 X         X          X         X
---------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                    X         X
---------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                 X                    X
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                       X                    X         X
---------------------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the 1940 Act, and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS.   Reverse repurchase agreements involve the sale
of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae.

Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of PIMCO Total Return Portfolio, RCM Global Technology Portfolio and PIMCO Inflation Protected Bond Portfolio generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. PIMCO Total Return Portfolio, RCM Global Technology Portfolio and PIMCO Inflation Protected Bond Portfolio generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of each Portfolio. The advisory fees for each Portfolio are:

PORTFOLIO                                  ADVISORY FEE
Harris Oakmark International Portfolio     0.85% of first $100 million of such assets plus
                                           0.80% of such assets over $100 million up to $1 billion
                                           plus 0.75% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Lazard Mid-Cap Portfolio                   0.70% of first $500 million of such assets plus 0.675% of
                                           such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio       0.60% of first $250 million of such assets plus
                                           0.55% of such assets over $250 million up to $500 million
                                           plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio         0.90% of first $500 million of such assets plus
                                           0.85% of such assets over $500 million
-------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio    0.80% of first $200 million of such assets plus
                                           0.75% of such assets over $200 million up to $500 million
                                           plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate Portfolio     0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $750 million
                                           plus 0.55% of such assets over $750 million
-------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio 0.65% of first $150 million of such assets plus
                                           0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                           million plus 0.55% of such assets over $500 million
-------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio   0.50% of such assets
-------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio               0.50% of such assets
-------------------------------------------------------------------------------------------------------
RCM Global Technology Portfolio            0.90% of first $500 million of such assets plus
                                           0.85% of such assets over $500 million
-------------------------------------------------------------------------------------------------------

PORTFOLIO                              ADVISORY FEE
T. Rowe Price Mid-Cap Growth Portfolio 0.75% of such assets
------------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio 0.75% of first $1 billion of such assets plus
                                       0.70% of such assets over $1 billion
------------------------------------------------------------------------------------

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in the Trust's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios:

                                                 TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                 (% OF DAILY NET ASSETS)
      Harris Oakmark International Portfolio               1.10%
      Lazard Mid-Cap Portfolio                             0.80%
      Met/A I M Small Cap Growth Portfolio                 1.05%
      MFS(R) Research International Portfolio              1.00%
      Neuberger Berman Real Estate Portfolio               0.90%
      Oppenheimer Capital Appreciation Portfolio           0.75%
      PIMCO Inflation Protected Bond Portfolio             0.65%
      RCM Global Technology Portfolio                      1.10%
      T. Rowe Price Mid-Cap Growth Portfolio               0.90%
      Third Avenue Small Cap Value Portfolio               0.95%

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

A I M CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolios, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $128 billion as of December 31, 2005.

The Adviser uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are:

  . Juliet S. Ellis (lead manager), Senior Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . Juan R. Hartsfield, Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor.

    Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the Team may change from time to time.

HARRIS ASSOCIATES L.P. ("Harris"), Two North LaSalle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based IXIS Asset Management US Group L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $63.4 billion of assets as of December 31, 2005.

  . David G. Herro, CFA, Partner and Chief Investment Officer-International, and Robert A. Tayler, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1992 as an International Analyst.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid-Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. The Adviser and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $77.6 billion as of December 31, 2005. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . Christopher Blake Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and U. S. Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . Gary Buesser, CFA Senior Vice President, Portfolio Manager. Gary Buesser is a Senior Vice President of Lazard. He is a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining the Lazard in 2000, Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. He began working in the investment field in 1983.

  . Robert A. Failla, CFA Senior Vice President, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003, Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . Andrew Lacey, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Lazard Mid-Cap Portfolio and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. by Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.

The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1- and 5- year periods and since inception on 12/31/95 through 12/31/05 with the S&P Mid Cap 400 Index, an unmanaged index which measures the performance of mid-sized companies and covers approximately 7% of the U.S. equities market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                                           Since
                                         1 Year  5 Year  Inception
---------------------------------------- ------ ------   ---------
Lazard Mid Cap Fund--Institutional Class  8.89% (11.13)%   10.90%
S&P Mid Cap 400 Index                    12.56%  (8.60)%   12.11%

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture Portfolio of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 31, 2005.

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services, which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005.

  . The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

  . Mr. Melendez, Vice President of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . Mr. Garcia, Vice President of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

NEUBERGER BERMAN MANAGEMENT, INC. ("Neuberger Berman"), 605 Third Avenue, 2/nd/ Floor, New York, New York 10158, is the Adviser to the Neuberger Berman Real Estate Portfolio of the Trust. Neuberger Berman is a wholly-owned subsidiary of Lehman Brothers Holdings, Inc., a publicly owned company. The firm and its affiliates manage $107.4 billion in total assets as of December 31, 2005 and continue an asset management history that began in 1939.

  . Steven R. Brown, a Vice President of Neuberger Berman and a Managing Director of Neuberger Berman, LLC. He joined Neuberger Berman in 2002 and from 1997 to 2002, he was a portfolio co-manager of a comparable fund at an investment firm specializing in securities of REITs.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Neuberger Berman Real Estate Portfolio and the Neuberger Berman Real Estate Fund, which is also advised by Neuberger Berman, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in April 2004, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Neuberger Berman, performance information regarding the Neuberger Berman Real Estate Fund is presented. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Neuberger Berman Real Estate Fund and the Portfolio will vary.

The table below compares the Neuberger Berman Real Estate Fund's average annual compounded total returns for the 1-year period and since inception of the Trust Class shares on 5/01/02 through 12/31/04 with the NAREIT Equity REIT Index, an unmanaged index which tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

     Average Annual Total Return as of 12/31/04
---------------------------------------------------
                                             Since
                                    1 Year Inception
----------------------------------- ------ ---------
Neuberger Berman Real Estate Fund--
 Trust Class shares                 13.08%   22.11%
NAREIT Equity REIT Index            12.13%   19.52%

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $200 billion in assets as of December 31, 2005, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  William L. Wilby and Marc L. Baylin, CFA act as co-managers of the
     Portfolio.

  . Mr. Wilby has been a Senior Vice President of Oppenheimer since July 1994 and Senior Investment Officer, Director of Equities of the Adviser since July 2004. Mr. Wilby was Senior Investment Officer, Director of International Equities of the Adviser from May 2000 through July 2004 and Senior Vice President of HarbourView Asset Management Corporation, a subsidiary of Oppenheimer, from May 1999 through November 2001.

  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2005, PIMCO had approximately $594.1 billion in assets under management.

PIMCO TOTAL RETURN PORTFOLIO

  . Pasi Hamalainen, Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The

    Wharton School. He has twelve years of investment experience and holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's in finance from The Wharton School at the University of Pennsylvania.

  . William H. Gross, CFA, Managing Director and chief investment officer, was a founding partner of PIMCO in 1971.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

  . John B. Brynjolfsson, CFA, Managing Director, Portfolio Manager. He is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. Mr. Brynjolfsson joined PIMCO in 1989, previously having been associated with Charles River Associates and JP Morgan Securities. He has nineteen years of investment experience, and holds a bachelor's degree in physics and mathematics from Columbia College and an MBA in finance and economics from the MIT Sloan School of Management.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The PIMCO Inflation Protected Bond Portfolio and the PIMCO Real Return Fund, which is also advised by PIMCO, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in May 2003, it does not have a significant operating history. In order to provide you with the information regarding the investment capabilities of PIMCO, performance information regarding the PIMCO Real Return Fund is presented. Management fees paid by the PIMCO Real Return Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the PIMCO Real Return Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the PIMCO Real Return Fund, as a percentage of average net assets, applied to all prior periods Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of PIMCO Real Return Fund and the Portfolio will vary.

The table below compares the PIMCO Real Return Fund's average annual compounded total returns for the 1- and 5-year periods and since inception of the Class A shares on 1/27/97 through 12/31/05 with the Lehman Global Real: U.S. TIPS Bond Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

          Average Annual Total Return as of 12/31/04
-------------------------------------------------------------
                                                        Since
                                       1 Year  5 Year Inception
-------------------------------------- ------  ------ ---------
PIMCO Real Return Fund--Class A shares
 (without sales charge)                 2.17%   8.64%   7.81%
PIMCO Real Return Fund--Class A shares
 (with sales load)                     (0.89)%  7.98%   7.44%
Lehman Global Real: U.S. TIPS Index     2.84%   8.74%   7.33%*
* Index performance is from 1/31/97.

RCM CAPITAL MANAGEMENT LLC ("RCM"), a subsidiary of AGI LP, Suite 2900, Four Embarcadero Center, San Francisco, California 94111, is the Adviser to the RCM Global Technology Portfolio of the Trust. Originally founded in 1970, RCM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. RCM is an indirect subsidiary of Allianz AG. As of December 31, 2005, RCM had over $19.9 billion in assets under management.

  . Walter C. Price, CFA, Co-Portfolio Manager, is a Managing Director and Senior Analyst on the Global Technology Team. Mr. Price joined RCM in 1974.

  . Huachen Chen, CFA, Co-Portfolio Manager is a Senior Portfolio Manager with RCM. Mr. Chen joined RCM in 1984.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The RCM Global Technology Portfolio and the Allianz RCM Technology Fund, which is also advised by RCM, have substantially similar investment objectives, policies, and strategies. RCM began managing the Portfolio in January 2005. In order to provide you with information regarding the investment capabilities of RCM, performance information regarding the Allianz RCM Technology Fund is presented. Management fees paid by the Allianz RCM Technology Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Allianz RCM Technology Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Allianz RCM Technology Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Allianz RCM Technology Fund and the Portfolio will vary.

The table below compares the Allianz RCM Technology Fund's average annual compounded total returns for the 1- and 5- year periods and since inception on 12/31/95 through 12/31/04 with the NASDAQ Composite Index, an unmanaged market-value weighted index of all common stocks on the NASDAQ Stock Market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

      Average Annual Total Return as of 12/31/04
-----------------------------------------------------
                                               Since
                              1 Year 5 Year  Inception
----------------------------- ------ ------  ---------
Allianz RCM Technology Fund--
 Class I shares                8.90% (4.71)%   17.29%
NASDAQ Composite Index         2.12% (1.54)%    8.17%

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid-Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2005, T. Rowe Price and its affiliates managed over $269.5 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of
T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. Brian W. H. Berghuis acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and has been managing investments since 1988.

THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, NY 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2005 had over $20.2 billion in assets under management.

  . Curtis Jensen, Co-Portfolio Manager and Co-Chief Investment Officer of the Adviser. Mr. Jensen has been employed by the Adviser and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . Ian Lapey, Co-Portfolio Manager. Mr. Lapey has been employed by the Adviser and its predecessor since 2001 as a portfolio manager and senior research analyst. Prior to joining the Adviser, Mr. Lapey was an equity research analyst with Credit Suisse First Boston from 1997 to 2001.

DISTRIBUTION PLAN

Each Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% of the average daily net assets of each Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com); (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares and Class B shares of each Portfolio only to the separate accounts of MetLife to fund Contracts. Class E shares of the Portfolios are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A shares and Class B shares financial performance for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO
(FORMERLY STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO)*

                                                                                               FOR THE PERIOD FROM
                                                                                                 JANUARY 2, 2002
                                                                                                 (COMMENCEMENT OF
                                                              FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                              -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                                       2005(A)    2004(A)    2003(A)    --------------------
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.36     $11.89      $8.89           $10.81
                                                               --------   --------   --------       ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.21       0.04     (0.08)             0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)                        1.87       2.43       3.22           (1.97)
                                                               --------   --------   --------       ---------
TOTAL FROM INVESTMENT OPERATIONS                                  2.08       2.47       3.14           (1.91)
                                                               --------   --------   --------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.02)     --++++     (0.11)           (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.19)         --     (0.03)               --
                                                               --------   --------   --------       ---------
TOTAL DISTRIBUTIONS                                             (0.21)         --     (0.14)           (0.01)
                                                               --------   --------   --------       ---------
NET ASSET VALUE, END OF PERIOD                                  $16.23     $14.36     $11.89            $8.89
                                                               --------   --------   --------       ---------
TOTAL RETURN                                                    14.48%     20.80%     35.36%        (17.64)%+
                                                               --------   --------   --------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $644.5     $276.4       $8.4             $4.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.94%      1.04%      1.16%          1.10%++
NET INVESTMENT INCOME                                            1.37%      0.32%      0.80%          0.68%++
PORTFOLIO TURNOVER RATE                                          11.5%      11.3%    22.1%++           82.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.96%+++   1.03%+++   1.21%+++          2.49%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER REBATES:      N/A        N/A      1.15%          1.08%++

--------------------------------------------------------------------------------
* Effective January 1, 2003, the Portfolio changed its name to Harris Oakmark International Portfolio and Harris Associates L.P. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
++++ Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO
         (FORMERLY STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO)*

                                                                                   FOR THE PERIOD FROM
                                                                                     OCTOBER 9, 2001
                                                                                     (COMMENCEMENT OF
                                                FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                               ----------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A)  2004(A)  2003(A)  2002(A)  --------------------
-----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $14.27   $11.84    $8.87   $10.84         $10.00
                                               -------- -------- -------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                       0.17     0.16     0.02     0.01         (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)         1.86     2.27     3.08   (1.97)           0.99
                                               -------- -------- -------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                   2.03     2.43     3.10   (1.96)           0.97
                                               -------- -------- -------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                 --       --   (0.10)   (0.01)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS    (0.19)       --   (0.03)       --         (0.12)
                                               -------- -------- -------- --------      ---------
TOTAL DISTRIBUTIONS                              (0.19)       --   (0.13)   (0.01)         (0.13)
                                               -------- -------- -------- --------      ---------
NET ASSET VALUE, END OF PERIOD                   $16.11   $14.27   $11.84    $8.87         $10.84
                                               -------- -------- -------- --------      ---------
TOTAL RETURN                                     14.24%   20.52%   34.96% (18.09)%         9.69%+
                                               -------- -------- -------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)          $554.3   $483.9   $288.0    $17.9           $5.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                          1.19%    1.23%    1.43%    1.35%        1.35%++
NET INVESTMENT INCOME (LOSS)                      1.11%    1.27%    0.17%    0.15%      (0.07)%++
PORTFOLIO TURNOVER RATE                           11.5%    11.3%    22.1%    82.0%         22.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                1.20%+++ 1.22%+++ 1.33%+++    2.64%        5.69%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                     N/A      N/A    1.43%    1.31%            N/A

--------------------------------------------------------------------------------
* Effective January 1, 2003, the Portfolio changed its name to Harris Oakmark International Portfolio and Harris Associates L.P. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID-CAP PORTFOLIO*
(FORMERLY MET/AIM MID CAP CORE EQUITY PORTFOLIO)

                                                                                               FOR THE PERIOD FROM
                                                                                                 JANUARY 2, 2002
                                                                                                 (COMMENCEMENT OF
                                                              FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                              -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                                       2005(A)    2004(A)    2003(A)    --------------------
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $14.13     $12.33      $9.85            $10.98
                                                               -------    -------    -------        ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.04       0.08       0.01              0.03
NET REALIZED AND UNREALIZED GAINS (LOSSES)                       1.16       1.72       2.58            (1.15)
                                                               -------    -------    -------        ---------
TOTAL FROM INVESTMENT OPERATIONS                                 1.20       1.80       2.59            (1.12)
                                                               -------    -------    -------        ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                           (0.06)         --     (0.01)         (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (1.62)         --     (0.10)            (0.01)
                                                               -------    -------    -------        ---------
TOTAL DISTRIBUTIONS                                            (1.68)         --     (0.11)            (0.01)
                                                               -------    -------    -------        ---------
NET ASSET VALUE, END OF PERIOD                                 $13.65     $14.13     $12.33             $9.85
                                                               -------    -------    -------        ---------
RATIOS/SUPPLEMENTAL DATE:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $89.0      $58.8       $4.5              $4.2
TOTAL RETURN                                                    8.40%     14.60%     26.42%         (10.18)%+
                                                               -------    -------    -------        ---------
RATIOS TO AVERAGE NET ASSETS /(1)/:

EXPENSES                                                        0.79%      0.85%      0.93%           0.90%++
NET INVESTMENT INCOME                                           0.63%      0.59%      0.10%           0.26%++

PORTFOLIO TURNOVER RATE                                        170.0%      90.7%      36.2%            37.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.82%**    0.83%**    0.96%**           1.64%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER REBATES:     N/A        N/A      0.92%           0.86%++

--------------------------------------------------------------------------------
* Effective December 19, 2005, the Portfolio changed its name from Lazard Mid-Cap Portfolio and Lazard Asset Management LLC because the Portfolio's Adviser.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                                      LAZARD MID-CAP PORTFOLIO*
                               (FORMERLY MET/AIM MID CAP CORE EQUITY PORTFOLIO)

                                                                                             FOR THE PERIOD FROM
                                                                                               OCTOBER 9, 2001
                                                                                              (COMMENCEMENT OF
                                                         FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                                      -----------------------------------     DECEMBER 31, 2001
CLASS B                                               2005(A) 2004(A)  2003(A)     2002(A)   -------------------
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $14.05  $12.29   $9.83      $11.02          $14.27
                                                      ------- ------- -------    --------          ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME LOSS                               0.05    0.02  (0.01)          --            0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.10    1.74    2.57      (1.18)            1.86
                                                      ------- ------- -------    --------          ------
TOTAL FROM INVESTMENT OPERATIONS                         1.15    1.76    2.56      (1.18)            2.03
                                                      ------- ------- -------    --------          ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.01)      --      --+++       --+++           --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.62)      --  (0.10)      (0.01)          (0.19)
                                                      ------- ------- -------    --------          ------
TOTAL DISTRIBUTIONS                                    (1.63)      --  (0.10)      (0.01)          (0.19)
                                                      ------- ------- -------    --------          ------
NET ASSET VALUE, END OF PERIOD                         $13.57  $14.05  $12.29       $9.83          $16.11
                                                      ------- ------- -------    --------          ------
TOTAL RETURN                                            8.06%  14.32%  26.03%    (10.73)%          14.24%+
                                                      ------- ------- -------    --------          ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $200.4  $211.0  $211.8       $32.8          $554.0
RATIOS TO AVERAGE NET ASSETS /(1)/:

EXPENSES                                                1.03%   1.08%   1.19%       1.15%           1.19%++
NET INVESTMENT INCOME/(LOSS)                            0.38%   0.16% (0.08)%          --           1.11%
PORTFOLIO TURNOVER RATE                                170.0%   90.7%   36.2%       37.1%           12.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              1.07%** 1.03%** 1.15%**       1.91%            1.2%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                  N/A     N/A   1.19%       1.12%           1.19%

--------------------------------------------------------------------------------
* Effective December 19, 2005, the Portfolio changed its name from Lazard Mid-Cap Portfolio and Lazard Asset Management LLC because the Portfolio's Adviser.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO*

                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                             ---------------------------------------
CLASS A                                                      2005(A) 2004(A) 2003(A) 2002(A) 2001(A)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $12.63  $12.04  $10.24   $11.22 $11.75
                                                             ------  ------  ------  ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.75    0.70    0.73     0.77   0.90
NET REALIZED AND UNREALIZED GAINS (LOSSES)                   (0.52)    0.31    1.27   (0.79) (0.48)
                                                             ------  ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS                               0.23    1.01    2.00   (0.02)   0.42
                                                             ------  ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.58)  (0.42)  (0.20)   (0.96) (0.95)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                    --      --      --       --     --
                                                             ------  ------  ------  ------- ------
TOTAL DISTRIBUTIONS                                          (0.58)  (0.42)  (0.20)   (0.96) (0.95)
                                                             ------  ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD                               $12.28  $12.63  $12.04   $10.24 $11.22
                                                             ------  ------  ------  ------- ------
TOTAL RETURN                                                  1.81%   8.43%  19.52%  (0.39)%  3.76%
                                                             ------  ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                      $856.4  $520.3  $234.6   $202.1 $154.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.56%   0.63%   0.70%    0.70%  0.72%
NET INVESTMENT INCOME                                         5.92%   5.65%   6.52%    7.43%  7.76%
PORTFOLIO TURNOVER RATE                                       42.1%   39.8%   36.9%    45.8%  66.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY MANAGER:                                       N/A     N/A   0.67%+   0.77%  0.75%

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Bond Debenture Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Bond Debenture Portfolio.
+ Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                                                 FOR THE PERIOD FROM
                                                                                    MARCH 22, 2001
                                                                                   (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                               --------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A) 2004(A)  2003(A)  2002(A) --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $12.54  $11.97  $10.21     $11.20        $12.03
                                               ------  ------  ------    -------        ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                            0.71    0.69    0.69       0.72          0.64
NET REALIZED AND UNREALIZED GAINS (LOSSES)     (0.52)    0.29    1.46     (0.76)        (0.52)
                                               ------  ------  ------    -------        ------
TOTAL FROM INVESTMENT OPERATIONS                 0.19    0.98    2.15     (0.04)          0.12
                                               ------  ------  ------    -------        ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME           (0.54)  (0.41)  (0.20)     (0.95)        (0.95)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS      --      --  (0.19)         --            --
                                               ------  ------  ------    -------        ------
TOTAL DISTRIBUTIONS                            (0.54)  (0.41)  (0.39)     (0.95)        (0.95)
                                               ------  ------  ------    -------        ------
NET ASSET VALUE, END OF PERIOD                 $12.19  $12.54  $11.97     $10.21        $11.20
                                               ------  ------  ------    -------        ------
TOTAL RETURN                                    1.49%   8.17%  19.15%    (0.57)%         1.17%+
                                               ------  ------  ------    -------        ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $704.5  $776.0  $758.2     $197.4         $31.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                        0.81%   0.88%   0.96%      0.95%         0.95%++
NET INVESTMENT INCOME                           5.65%   5.61%   6.11%      7.12%         7.38%++
PORTFOLIO TURNOVER RATE                         42.1%   39.8%   36.9%      45.8%         66.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER:       N/A     N/A   0.91%+++   1.05%         0.98%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                                                               FOR THE PERIOD FROM
                                                                                                 JANUARY 2, 2002
                                                                                                 (COMMENCEMENT OF
                                                              FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                              -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                                       2005(A)    2004(A)    2003(A)    --------------------
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $12.84     $12.03      $8.65            $11.85
                                                               -------    -------    -------        ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                            (0.07)     (0.09)     (0.08)            (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                       1.18       0.90       3.46            (3.09)
                                                               -------    -------    -------        ---------
TOTAL FROM INVESTMENT OPERATIONS                                 1.11       0.81       3.38            (3.20)
                                                               -------    -------    -------        ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                               --         --         --                --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.29)         --         --                --
                                                               -------    -------    -------        ---------
TOTAL DISTRIBUTIONS:                                           (0.29)         --         --                --
                                                               -------    -------    -------        ---------
NET ASSET VALUE, END OF PERIOD                                 $13.66     $12.84     $12.03             $8.65
                                                               -------    -------    -------        ---------
TOTAL RETURN                                                    8.59%      6.73%     39.08%         (27.00)%+
                                                               -------    -------    -------        ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $215.4      $92.5       $6.2              $6.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.99%      1.03%      1.04%           1.05%++
NET INVESTMENT LOSS                                           (0.53)%    (0.74)%    (0.78)%         (0.64)%++
PORTFOLIO TURNOVER RATE                                         74.8%      94.9%      29.8%            19.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:               0.96%*     1.02%*      1.16%           2.10%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER REBATES:     N/A        N/A        N/A           1.03%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not Applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                                                FOR THE PERIOD FROM
                                                                                  OCTOBER 9, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A) 2004(A) 2003(A) 2002(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $12.74  $11.97   $8.62   $11.89         $10.00
                                               ------- ------- ------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                             (0.10)  (0.12)  (0.11)   (0.08)         (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)        1.16    0.89    3.46   (3.19)           1.91
                                               ------- ------- ------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                  1.06    0.77    3.35   (3.27)           1.89
                                               ------- ------- ------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                --      --      --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS   (0.29)      --      --       --             --
                                               ------- ------- ------- --------      ---------
TOTAL DISTRIBUTIONS:                            (0.29)      --      --       --             --
                                               ------- ------- ------- --------      ---------
NET ASSET VALUE, END OF PERIOD                  $13.51  $12.74  $11.97    $8.62         $11.89
                                               ------- ------- ------- --------      ---------
TOTAL RETURN                                     8.27%   6.43%  38.86% (27.50)%        18.90%+
                                               ------- ------- ------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $297.1  $309.7  $206.3    $47.1           $7.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                         1.25%   1.29%   1.30%    1.30%        1.30%++
NET INVESTMENT LOSS                            (0.80)% (1.03)% (1.04)%  (0.87)%      (0.92)%++
PORTFOLIO TURNOVER RATE                          74.8%   94.9%   29.8%    19.5%          5.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                 1.20%*  1.23%*   1.36%    2.32%        5.22%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                    N/A     N/A     N/A    1.28%            N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                                                FOR THE PERIOD FROM
                                                                                    MAY 1, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                        2005(A) 2004(A) 2003(A) 2002(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $11.72   $9.81   $7.49     $8.48          $9.55
                                               ------  ------  ------  --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                     0.14    0.08    0.06      0.06         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)       1.83    1.85    2.34    (1.04)         (1.04)
                                               ------  ------  ------  --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                 1.97    1.93    2.40    (0.98)         (1.05)
                                               ------  ------  ------  --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME           (0.07)      --  (0.08)    (0.01)         (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS  (0.62)  (0.02)      --        --             --
                                               ------  ------  ------  --------      ---------
TOTAL DISTRIBUTIONS                            (0.69)  (0.02)  (0.08)    (0.01)         (0.02)
                                               ------  ------  ------  --------      ---------
NET ASSET VALUE, END OF PERIOD                 $13.00  $11.72   $9.81     $7.49          $8.48
                                               ------  ------  ------  --------      ---------
TOTAL RETURN                                   16.77%  19.72%  32.20%  (11.52)%      (11.04)%+
                                               ------  ------  ------  --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $624.2  $304.0   $67.3      $9.4           $3.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                        0.93%   1.06%   1.09%     1.00%        1.00%++
NET INVESTMENT INCOME (LOSS)                    1.18%   0.75%   0.68%     0.73%      (0.01)%++
PORTFOLIO TURNOVER RATE                         84.5%   98.5%   99.0%    114.1%        133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                0.93%*  0.94%*   1.11%     1.86%        5.08%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                   N/A     N/A   1.09%     1.00%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                                                FOR THE PERIOD FROM
                                                                                 FEBRUARY 12, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A) 2004(A) 2003(A) 2002(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $11.68   $9.79   $7.47     $8.48         $10.00
                                               ------  ------  ------  --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                            0.11    0.05    0.05      0.03           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)       1.81    1.86    2.33    (1.03)         (1.52)
                                               ------  ------  ------  --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                 1.92    1.91    2.38    (1.00)         (1.51)
                                               ------  ------  ------  --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME           (0.04)      --  (0.06)    (0.01)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS  (0.62)  (0.02)      --        --             --
                                               ------  ------  ------  --------      ---------
TOTAL DISTRIBUTIONS                            (0.66)  (0.02)  (0.06)    (0.01)         (0.01)
                                               ------  ------  ------  --------      ---------
NET ASSET VALUE, END OF PERIOD                 $12.94  $11.68   $9.79     $7.47          $8.48
                                               ------  ------  ------  --------      ---------
TOTAL RETURN                                   16.42%  19.56%  32.04%  (11.80)%      (15.14)%+
                                               ------  ------  ------  --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $443.5  $396.0  $186.0     $67.1          $14.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                        1.19%   1.32%   1.33%     1.25%        1.25%++
NET INVESTMENT INCOME                           0.90%   0.47%   0.56%     0.34%        0.13%++
PORTFOLIO TURNOVER RATE                         84.5%   98.5%   99.0%    114.1%        133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                1.19%*  1.18%*   1.39%     2.07%        5.33%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                   N/A     N/A   1.33%     1.25%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $12.47                $10.00
                                                                    ------              --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.30                  0.55
NET REALIZED AND UNREALIZED GAINS                                     1.40                  2.42
                                                                    ------              --------
TOTAL FROM INVESTMENT OPERATIONS                                      1.70                  2.97
                                                                    ------              --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --                (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.02)                (0.28)
                                                                    ------              --------
TOTAL DISTRIBUTIONS                                                 (0.02)                (0.50)
                                                                    ------              --------
NET ASSET VALUE, END OF PERIOD                                      $14.15                $12.47
                                                                    ------              --------
TOTAL RETURN                                                        13.61%              29.73%++
                                                                    ------              --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $204.1                 $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.69%                0.84%+
NET INVESTMENT INCOME                                                2.27%                6.76%+
PORTFOLIO TURNOVER RATE                                              13.5%               52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.70%                0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                         NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $12.47               $10.00
                                                                    ------              -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.26                 0.26
NET REALIZED AND UNREALIZED GAINS                                     1.40                 2.69
                                                                    ------              -------
TOTAL FROM INVESTMENT OPERATIONS                                      1.66                 2.95
                                                                    ------              -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --               (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.02)               (0.28)
                                                                    ------              -------
TOTAL DISTRIBUTIONS                                                 (0.02)               (0.48)
                                                                    ------              -------
NET ASSET VALUE, END OF PERIOD                                      $14.11               $12.47
                                                                    ------              -------
TOTAL RETURN                                                        13.29%              29.55%+
                                                                    ------              -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $316.4               $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.94%              0.98%++
NET INVESTMENT INCOME                                                2.00%              3.45%++
PORTFOLIO TURNOVER RATE                                              13.5%               52.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.95%              0.98%++

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                                               FOR THE PERIOD FROM
                                                                                                 JANUARY 2, 2002
                                                                                                 (COMMENCEMENT OF
                                                              FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                              -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                                       2005(A)    2004(A)    2003(A)    --------------------
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $8.36      $8.33      $6.47              $8.57
                                                              ------     ------     ------          ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                           0.03       0.07       0.01               0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      0.39       0.47       1.85             (2.11)
                                                              ------     ------     ------          ---------
TOTAL FROM INVESTMENT OPERATIONS                                0.42       0.54       1.86             (2.10)
                                                              ------     ------     ------          ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                          (0.01)     (0.06)         --          (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                 (0.08)     (0.45)         --                 --
                                                              ------     ------     ------          ---------
TOTAL DISTRIBUTIONS                                           (0.09)     (0.51)         --          (0.00)+++
                                                              ------     ------     ------          ---------
NET ASSET VALUE, END OF PERIOD                                 $8.69      $8.36      $8.33              $6.47
                                                              ------     ------     ------          ---------
TOTAL RETURN                                                   4.99%      6.70%     28.75%          (24.47)%+
                                                              ------     ------     ------          ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $664.2     $298.0       $0.2               $0.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                       0.69%      0.68%      0.72%            0.75%++
NET INVESTMENT INCOME                                          0.42%      0.90%      0.07%            0.17%++
PORTFOLIO TURNOVER RATE                                        72.4%      65.3%      36.6%             20.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.64%*     0.69%*     0.75%*            0.99%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER REBATES:    N/A        N/A      0.72%                N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                                 FOR THE PERIOD FROM
                                                                                  FEBRUARY 12, 2001
                                                                                   (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                               --------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A) 2004(A) 2003(A)  2002(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $8.31   $8.29    $6.45     $8.57         $10.00
                                               ------  ------  ------- ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                            0.01    0.06       --   0.00+++        0.00+++
NET REALIZED AND UNREALIZED GAINS (LOSSES)       0.38    0.46     1.84    (2.12)         (1.43)
                                               ------  ------  ------- ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS                 0.39    0.52     1.84    (2.12)         (1.43)
                                               ------  ------  ------- ---------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME               --  (0.05)       -- (0.00)+++      (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS  (0.08)  (0.45)       --        --             --
                                               ------  ------  ------- ---------      ---------
TOTAL DISTRIBUTIONS                            (0.08)  (0.50)       -- (0.00)+++      (0.00)+++
                                               ------  ------  ------- ---------      ---------
NET ASSET VALUE, END OF PERIOD                  $8.62   $8.31    $8.29     $6.45          $8.57
                                               ------  ------  ------- ---------      ---------
TOTAL RETURN                                    4.71%   6.40%   28.53%  (24.73)%      (14.27)%+
                                               ------  ------  ------- ---------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $501.8  $634.6   $551.0    $122.4          $26.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                        0.94%   0.95%    0.99%     1.00%        1.00%++
NET INVESTMENT INCOME (LOSS)                    0.18%   0.67%  (0.03)%   (0.02)%        0.04%++
PORTFOLIO TURNOVER RATE                         72.4%   65.3%    36.6%     20.6%         29.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                0.89%*  0.91%*   0.98%*     1.22%        3.21%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                   N/A     N/A    0.99%       N/A            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 1, 2003
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2003(A)
CLASS A                                                      2005(A)   2004(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $10.64    $10.29          $10.00
                                                             --------  --------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.31      0.16            0.07
NET REALIZED AND UNREALIZED GAINS                              (0.15)      0.81            0.47
                                                             --------  --------        --------
TOTAL FROM INVESTMENT OPERATIONS                                 0.16      0.97            0.54
                                                             --------  --------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                               --    (0.11)          (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.02)    (0.51)          (0.21)
                                                             --------  --------        --------
TOTAL DISTRIBUTIONS                                            (0.02)    (0.62)          (0.25)
                                                             --------  --------        --------
NET ASSET VALUE, END OF PERIOD                                 $10.78    $10.64          $10.29
                                                             --------  --------        --------
TOTAL RETURN                                                    1.48%     9.41%         5.47%++
                                                             --------  --------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $585.8    $331.3            $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.55%     0.62%          0.70%+
NET INVESTMENT INCOME                                           2.85%     1.39%          0.72%+
PORTFOLIO TURNOVER RATE                                      1,228.7%  1,173.9%        935.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                     N/A       N/A          0.74%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 1, 2003
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2003(A)
CLASS B                                                      2005(A)   2004(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $10.63    $10.29         $10.00
                                                             --------  --------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.27      0.08           0.07
NET REALIZED AND UNREALIZED GAINS                              (0.12)      0.84           0.46
                                                             --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                 0.15      0.92           0.53
                                                             --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                               --    (0.07)         (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.02)    (0.51)         (0.21)
                                                             --------  --------        -------
TOTAL DISTRIBUTIONS                                            (0.02)    (0.58)         (0.24)
                                                             --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                 $10.76    $10.63         $10.29
                                                             --------  --------        -------
TOTAL RETURN                                                    1.39%     8.99%         5.35%+
                                                             --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $385.4    $502.3         $366.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.80%     0.81%        0.84%++
NET INVESTMENT INCOME                                           2.52%     0.73%        0.64%++
PORTFOLIO TURNOVER RATE                                      1,228.7%  1,173.9%        935.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                     N/A       N/A        0.84%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                                                FOR THE PERIOD FROM
                                                                                    MAY 1, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------  DECEMBER 31, 2001(A)
CLASS A                                        2005(A)  2004(A) 2003(A) 2002(A) --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $11.40   $11.61  $11.34  $10.35         $10.03
                                               ------   ------  ------  ------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                            0.40     0.20    0.28    0.33           0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES)     (0.12)     0.40    0.23    0.66           0.40
                                               ------   ------  ------  ------        -------
TOTAL FROM INVESTMENT OPERATIONS                 0.28     0.60    0.51    0.99           0.67
                                               ------   ------  ------  ------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME           (0.01)   (0.81)  (0.13)      --         (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS  (0.07)       --  (0.11)      --         (0.15)
                                               ------   ------  ------  ------        -------
TOTAL DISTRIBUTIONS                            (0.08)   (0.81)  (0.24)      --         (0.35)
                                               ------   ------  ------  ------        -------
NET ASSET VALUE, END OF PERIOD                 $11.60   $11.40  $11.61  $11.34         $10.35
                                               ------   ------  ------  ------        -------
TOTAL RETURN                                    2.46%    5.25%   4.53%   9.57%         6.68%+
                                               ------   ------  ------  ------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $912.6   $578.0  $194.5  $155.0          $59.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                        0.57%    0.57%   0.59%   0.65%        0.65%++
NET INVESTMENT INCOME                           3.42%    1.69%   2.43%   3.06%        3.76%++
PORTFOLIO TURNOVER RATE                        344.2%   416.0%  547.1%  474.4%        346.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER:     0.57%      N/A  0.57%*  0.64%*        1.15%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                    FEBRUARY 12, 2001
                                                                                     (COMMENCEMENT OF
                                                 FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                                 --------------------------------- DECEMBER 31, 2001(A)
CLASS B                                          2005(A)  2004(A)  2003(A) 2002(A) --------------------
-----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $11.32   $11.54 $11.29  $10.33         $10.00
                                                 -------- -------- ------  ------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                0.37     0.19   0.24    0.31           0.32
NET REALIZED AND UNREALIZED GAINS (LOSSES)         (0.12)     0.38   0.25    0.65           0.34
                                                 -------- -------- ------  ------        -------
TOTAL FROM INVESTMENT OPERATIONS                     0.25     0.57   0.49    0.96           0.66
                                                 -------- -------- ------  ------        -------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME       --   (0.79) (0.13)      --         (0.18)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS      (0.07)       -- (0.11)      --         (0.15)
                                                 -------- -------- ------  ------        -------
TOTAL DISTRIBUTIONS                                (0.07)   (0.79) (0.24)      --         (0.33)
                                                 -------- -------- ------  ------        -------
NET ASSET VALUE, END OF PERIOD                     $11.50   $11.32 $11.54  $11.29         $10.33
                                                 -------- -------- ------  ------        -------
TOTAL RETURN                                        2.25%    4.98%  4.53%   9.29%         6.68%+
                                                 -------- -------- ------  ------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)          $1,107.7 $1,028.5 $893.8  $427.7          $46.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                            0.82%    0.81%  0.83%   0.90%        0.90%++
NET INVESTMENT INCOME                               3.13%    1.66%  2.07%   2.85%        3.48%++
PORTFOLIO TURNOVER RATE                            344.2%   416.0% 547.1%  474.4%        346.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER:         0.82%      N/A 0.82%*  0.90%*        1.40%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  RCM GLOBAL TECHNOLOGY PORTFOLIO
(FORMERLY PIMCO PEA INNOVATION PORTFOLIO)*

                                                                                FOR THE PERIOD FROM
                                                                                    MAY 1, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                        2005(A) 2004(A) 2003(A) 2002(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $4.62   $4.83   $3.06    $6.18          $8.06
                                               ------- ------- ------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                             (0.03)  (0.02)  (0.04)   (0.04)         (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)        0.56  (0.19)    1.81   (3.08)         (1.84)
                                               ------- ------- ------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                  0.53  (0.21)    1.77   (3.12)         (1.88)
                                               ------- ------- ------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                --      --      --       --             --
                                               ------- ------- ------- --------      ---------
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS   (0.04)   --+++      --       --             --
                                               ------- ------- ------- --------      ---------
TOTAL DISTRIBUTIONS                             (0.04)      --      --       --             --
                                               ------- ------- ------- --------      ---------
NET ASSET VALUE, END OF PERIOD                   $5.11   $4.62   $4.83    $3.06          $6.18
                                               ------- ------- ------- --------      ---------
TOTAL RETURN                                    11.35% (4.28)%  57.84% (50.49)%      (23.33)%+
                                               ------- ------- ------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $129.3   $81.8   $47.2    $13.0          $16.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                         1.10%   0.96%   1.10%    1.10%        1.10%++
NET INVESTMENT LOSS                            (0.69)% (0.45)% (0.89)%  (0.90)%      (0.90)%++
PORTFOLIO TURNOVER RATE                         290.7%  173.0%  313.0%   227.2%        346.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                  1.19%     N/A   1.26%    1.73%        3.97%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                    N/A     N/A   1.04%    1.04%            N/A

--------------------------------------------------------------------------------
* Effective May 1, 2004, the Portfolio changed its name from PIMCO Innovation Portfolio to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, the Portfolio changed its name to RCM Global Technology Portfolio.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.

                                                RCM GLOBAL TECHNOLOGY PORTFOLIO
                                     (FORMERLY PIMCO PEA INNOVATION PORTFOLIO)*

                                                                                FOR THE PERIOD FROM
                                                                                 FEBRUARY 12, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A) 2004(A) 2003(A) 2002(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $4.58   $4.79   $3.04    $6.16         $10.00
                                               ------- ------- ------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                             (0.04)  (0.02)  (0.05)   (0.04)         (0.06)
NET REALIZED AND UNREALIZED GAINS (LOSSES)        0.55  (0.19)    1.80   (3.08)         (3.78)
                                               ------- ------- ------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                  0.51  (0.21)    1.75   (3.12)         (3.84)
                                               ------- ------- ------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                --      --      --       --             --
                                               ------- ------- ------- --------      ---------
DISTRIBUTIONS FORM NET REALIZED CAPITAL GAINS   (0.04)   --+++      --       --             --
                                               ------- ------- ------- --------      ---------
TOTAL DISTRIBUTIONS                             (0.04)      --      --       --             --
                                               ------- ------- ------- --------      ---------
NET ASSET VALUE, END OF PERIOD                   $5.05   $4.58   $4.79    $3.04          $6.16
                                               ------- ------- ------- --------      ---------
TOTAL RETURN                                    11.01% (4.31)%  57.57% (50.65)%      (38.40)%+
                                               ------- ------- ------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)          $86.5  $100.2   $64.8    $15.2           $9.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                         1.35%   1.21%   1.35%    1.35%        1.35%++
NET INVESTMENT LOSS                            (0.95)% (0.57)% (1.14)%  (1.13)%      (1.01)%++
PORTFOLIO TURNOVER RATE                         290.7%  173.0%  313.0%   227.2%        346.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT TO THE MANAGER AND
BROKER REBATES:                                  1.44%     N/A   1.52%    1.96%        4.21%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                    N/A     N/A   1.29%    1.27%            N/A

--------------------------------------------------------------------------------
* Effective May 1, 2004, the Portfolio changed its name from PIMCO Innovation Portfolio to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, the Portfolio changed its name to RCM Global Technology Portfolio.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.

  T. ROWE PRICE MID-CAP GROWTH PORTFOLIO*

                                                                                FOR THE PERIOD FROM
                                                                                    MAY 1, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                        2005(A) 2004(A) 2003(A) 2002(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $7.55   $6.39   $4.66    $8.37          $9.76
                                               ------- ------- ------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                             (0.01)  (0.03)  (0.02)   (0.02)         (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)        1.13    1.19    1.75   (3.66)         (1.37)
                                               ------- ------- ------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                  1.12    1.16    1.73   (3.68)         (1.39)
                                               ------- ------- ------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                --      --      --       --             --
DISTRIBUTIONS FROM NET CAPITAL REALIZED GAINS   (0.18)      --      --   (0.03)             --
                                               ------- ------- ------- --------      ---------
TOTAL DISTRIBUTIONS                             (0.18)      --      --   (0.03)             --
                                               ------- ------- ------- --------      ---------
NET ASSET VALUE, END OF PERIOD                   $8.49   $7.55   $6.39    $4.66          $8.37
                                               ------- ------- ------- --------      ---------
TOTAL RETURN                                    14.87%  18.15%  37.12% (44.00)%      (14.24)%+
                                               ------- ------- ------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $258.6  $145.7   $34.8    $16.0          $13.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                         0.80%   0.90%   0.91%    0.80%        0.80%++
NET INVESTMENT LOSS                            (0.08)% (0.41)% (0.37)%  (0.34)%      (0.35)%++
PORTFOLIO TURNOVER RATE                          23.0%   51.7%   56.5%   157.2%         86.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                  0.81% 0.83%**   0.92%    1.10%        2.35%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                    N/A     N/A   0.83%    0.73%            N/A

--------------------------------------------------------------------------------
* Effective January 1, 2003, the Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price Associates, Inc. became the Portfolio's Adviser.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        T. ROWE PRICE MID-CAP GROWTH PORTFOLIO*

                                                                                  FOR THE PERIOD FROM
                                                                                   FEBRUARY 12, 2001
                                                                                    (COMMENCEMENT OF
                                                FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                               ---------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A) 2004(A)  2003(A)  2002(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $7.47    $6.34    $4.64    $8.34         $10.00
                                               ------- -------- -------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                             (0.03)   (0.05)   (0.04)   (0.03)         (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)        1.12     1.18     1.74   (3.64)         (1.62)
                                               ------- -------- -------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                  1.09     1.13     1.70   (3.67)         (1.66)
                                               ------- -------- -------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                --       --       --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS   (0.18)       --       --   (0.03)             --
                                               ------- -------- -------- --------      ---------
TOTAL DISTRIBUTIONS                             (0.18)       --       --   (0.03)             --
                                               ------- -------- -------- --------      ---------
NET ASSET VALUE, END OF PERIOD                   $8.38    $7.47    $6.34    $4.64          $8.34
                                               ------- -------- -------- --------      ---------
TOTAL RETURN                                    14.63%   17.82%   36.64% (44.04)%      (16.60)%+
                                               ------- -------- -------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $422.6   $345.0   $307.7    $62.6          $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                         1.05%    1.16%    1.18%    1.05%        1.05%++
NET INVESTMENT LOSS                            (0.34)%  (0.69)%  (0.64)%  (0.54)%      (0.53)%++
PORTFOLIO TURNOVER RATE                          23.0%    51.7%    56.5%   157.2%         86.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                  1.06% 1.07%+++ 1.16%+++    1.41%        2.60%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                    N/A      N/A    1.12%    0.96%            N/A

--------------------------------------------------------------------------------
* Effective January 1, 2003, the Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price Associates, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                                                              FOR THE PERIOD FROM
                                                                                                  MAY 1, 2002
                                                                                                (COMMENCEMENT OF
                                                             FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                             -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                                      2005(A)    2004(A)    2003(A)    --------------------
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $14.38     $11.62      $8.29             $10.00
                                                             ------     ------     ------          ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.14       0.16       0.05               0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     2.13       2.96       3.39             (1.72)
                                                             ------     ------     ------          ---------
TOTAL FROM INVESTMENT OPERATIONS                               2.27       3.12       3.44             (1.68)
                                                             ------     ------     ------          ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                             --     (0.08)     (0.04)             (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                (0.04)     (0.28)     (0.07)             (0.01)
                                                             ------     ------     ------          ---------
TOTAL DISTRIBUTIONS                                          (0.04)     (0.36)     (0.11)             (0.03)
                                                             ------     ------     ------          ---------
NET ASSET VALUE, END OF PERIOD                               $16.61     $14.38     $11.62              $8.29
                                                             ------     ------     ------          ---------
TOTAL RETURN                                                 15.82%     26.81%     41.52%          (16.78)%+
                                                             ------     ------     ------          ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                      $476.8     $206.3       $6.2               $4.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.81%      0.87%      0.93%            0.95%++
NET INVESTMENT INCOME                                         0.94%      1.12%      0.54%            0.75%++
PORTFOLIO TURNOVER RATE                                       19.6%      11.3%      14.6%             8.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.81%        N/A     0.92%*            2.07%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                                                              FOR THE PERIOD FROM
                                                                                                  MAY 1, 2002
                                                                                                (COMMENCEMENT OF
                                                             FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                             -------------------------------- DECEMBER 31, 2002(A)
CLASS B                                                      2005(A)    2004(A)    2003(A)    --------------------
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $14.37     $11.61      $8.28             $10.00
                                                             ------     ------     ------          ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.10       0.06       0.05               0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     2.12       3.02       3.38             (1.73)
                                                             ------     ------     ------          ---------
TOTAL FROM INVESTMENT OPERATIONS                               2.22       3.08       3.43             (1.69)
                                                             ------     ------     ------          ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                             --     (0.04)     (0.03)             (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                (0.04)     (0.28)     (0.07)             (0.01)
                                                             ------     ------     ------          ---------
TOTAL DISTRIBUTIONS                                          (0.04)     (0.32)     (0.10)             (0.03)
                                                             ------     ------     ------          ---------
NET ASSET VALUE, END OF PERIOD                               $16.55     $14.37     $11.61              $8.28
                                                             ------     ------     ------          ---------
TOTAL RETURN                                                 15.48%     26.50%     41.41%          (16.90)%+
                                                             ------     ------     ------          ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                      $442.4     $435.5     $307.9              $33.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      1.05%      1.07%      1.18%            1.20%++
NET INVESTMENT INCOME                                         0.64%      0.46%      0.49%            0.80%++
PORTFOLIO TURNOVER RATE                                       19.6%      11.3%      14.6%             8.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              1.05%        N/A     1.13%*            1.69%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                    Harris Oakmark International Portfolio

                       Janus Aggressive Growth Portfolio

                           Lazard Mid-Cap Portfolio
               (formerly Met/AIM Mid Cap Core Equity Portfolio)

                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio

                      Lord Abbett Mid-Cap Value Portfolio

                      Met/AIM Small Cap Growth Portfolio

                    MFS(R) Research International Portfolio

                    Neuberger Berman Real Estate Portfolio

                         PIMCO Total Return Portfolio

                        RCM Global Technology Portfolio

                    T. Rowe Price Mid-Cap Growth Portfolio

                                Class A Shares

                                __PROSPECTUS__

                                  MAY 1, 2006

Like all securities, these securities have not been approved or disapproved by the

Securities and Exchange Commission, nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                             PAGE

           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolios                    3

           THE PORTFOLIOS                                     5

             INVESTMENT SUMMARY                               5
              Harris Oakmark International Portfolio          6
              Janus Aggressive Growth Portfolio               10
              Lazard Mid-Cap Portfolio                        14
              Lord Abbett Bond Debenture Portfolio            18
              Lord Abbett Growth and Income Portfolio         23
              Lord Abbett Mid-Cap Value Portfolio             27
              Met/AIM Small Cap Growth Portfolio              31
              MFS(R) Research International Portfolio         34
              Neuberger Berman Real Estate Portfolio          37
              PIMCO Total Return Portfolio                    41
              RCM Global Technology Portfolio                 46
              T. Rowe Price Mid-Cap Growth Portfolio          51

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS     55
             ADDITIONAL INVESTMENT STRATEGIES                 59
             MANAGEMENT                                       72
              The Manager                                     72
              The Advisers                                    75

           YOUR INVESTMENT                                    82
              Shareholder Information                         82
              Dividends, Distributions and Taxes              82
              Sales and Purchases of Shares                   83

           FINANCIAL HIGHLIGHTS                               88

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-three managed investment portfolios or mutual funds, only twelve of which are offered through this Prospectus (the "Portfolios"). Each of the twelve Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolios are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts").

  As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs. Please see the Risk/Reward spectrum on the next page which lists the Portfolios in order of risk/reward from highest to lowest.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

Notice the scale at the right. It covers, in the opinion of the Portfolios' Manager, the full spectrum of risk/ reward of the Portfolios described in this Prospectus. Please note that the scale is for illustration purposes only and is not meant to convey the precise degree of difference in risk/reward among the Portfolios.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The higher a Portfolio is on the risk/ reward spectrum, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment at the lower end of the scale that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio at the higher end of the spectrum may be right for you.

A final note: These Portfolios are designed for long-term investment.


                                                RCM GLOBAL TECHNOLOGY PORTFOLIO

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                              JANUS AGGRESSIVE GROWTH PORTFOLIO

                                         NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                         T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                 LAZARD MID-CAP VALUE PORTFOLIO

                                            LORD ABBETT MID-CAP VALUE PORTFOLIO

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                   PIMCO TOTAL RETURN PORTFOLIO



   Higher-
                                                                          Lower
   Risk/Reward
                                                                   Risk/Rewards

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization.

The Portfolio's Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. The Adviser expects to invest in 30 to 60 companies. Although the Adviser expects the Portfolio to operate as a diversified investment company, the Portfolio will retain its "non-diversified" classification to give the Adviser the flexibility to pursue a more selective investment strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 55, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

 PORTFOLIO MANAGEMENT:

..  Harris Associates L.P. see page 76

..  For financial highlights see page 88


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                              03       04       05
                            ------   ------   ------
                            35.36%   20.80%   14.48%

                      High Quarter: 2nd-2003  +24.97%
                      Low Quarter:  3rd-2002  -12.15%



The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE" Index), a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
------------------------------------------
                            Since   Inception
                   1 Year Inception   Date
---------------    ------ --------- ---------
Class A            14.48%   11.44%   1/2/02
MSCI EAFE Index    14.02%   12.74%*
* Index performance is from 1/1/02.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A
------------------------------------------- -------
Management Fee                               0.82%
---------------------------------------------------
12b-1 Fees                                   None
---------------------------------------------------
Other Expenses                               0.13%
---------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.95%
---------------------------------------------------

         * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.10% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.94% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     97
-----------------
3 Years  $    304
-----------------
5 Years  $    528
-----------------
10 Years $  1,171
-----------------

                       JANUS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in common stocks selected for their growth potential. The Portfolio may also invest to a lesser degree in other types of securities, including preferred stocks, warrants, convertible securities and debt securities. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Portfolio is non-diversified which means that it can invest a greater portion of it assets in a small number of issuers. However, the Portfolio is generally managed as a diversified fund.

The Portfolio may invest without limit in foreign equity and debt securities including American Depositary Receipts. Such foreign securities may include those of emerging market issuers.

The Adviser applies a "bottom up" approach in choosing investments. In other words, the Adviser looks for companies with earnings growth potential one at a time. If the Adviser is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

The Adviser actively manages foreign currency exposure, in conjunction with stock selection, in an attempt to protect and possibly enhance the Portfolio's market value. Through the use of forward foreign currency exchange contracts, the Adviser will adjust the Portfolio's foreign currency weightings to reduce its exposure to currencies deemed unattractive and, in certain circumstances, increase exposure to currencies deemed attractive, as market conditions warrant.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 55, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  Janus Capital Management LLC see page 76

..  For financial highlights see page 89


The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

                 Year-by-Year Total Return as of 12/31 of Each Year

                              03       04       05
                            ------   ------   ------
                            30.92%    8.82%   13.84%

                  High Quarter:   2nd - 2003    +13.04%
                  Low Quarter:    3rd - 2004     -5.62%



The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), a widely recognized unmanaged index the measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market and with the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/05
----------------------------------------------------
                                   Since   Inception
                          1 Year Inception   Date
------------------------- ------ --------- ---------
Class A                   13.84%   4.03%    1/2/02
S&P 500 Index              4.91%   3.92%*
Russell 1000 Growth Index  5.26%   1.15%**
* Index performance is from 1/1/02.
** Index performance is from 1/1/02.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
------------------------------------------ -------
Management Fee                              0.67%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.05%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.72%
--------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 0.90% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     74
-----------------
3 Years  $    231
-----------------
5 Years  $    402
-----------------
10 Years $    897
-----------------

                           LAZARD MID-CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. In complying with this 80% investment requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 55, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005 Lazard Asset Management LLC is the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                              03       04       05
                            ------   ------   ------
                            26.42%   14.60%    8.40%

                      High Quarter: 2nd - 2003 +15.50%
                      Low Quarter:  1st - 2003  -4.27%





 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 76

..  For financial highlights see page 90

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization is approximately $4.1 billion as of February 28, 2006. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/05
--------------------------------------------------------------
                                             Since   Inception
                                    1 Year Inception   Date
----------------------------------- ------ --------- ---------
Class A                              8.40%    8.96%   1/2/02
Russell Midcap Index                12.65%   12.29%*
* Index performance is from 1/1/02.


For information on Lazard Asset Management LLC's prior performance with a comparable fund, see page 77.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A
------------------------------------------- -------
Management Fee(1)                            0.70%
---------------------------------------------------
12b-1 Fees                                   None
---------------------------------------------------
Other Expenses                               0.10%
---------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.80%
---------------------------------------------------

       (1) The management fee has been restated to reflect a reduction in the fee effective December 19, 2005. Prior to that date, the management fee was 0.73%. The above table and the Example below assume that the management fee reduction had been in place during all of 2005.
         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 0.80% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.77% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     82
-----------------
3 Years  $    256
-----------------
5 Years  $    446
-----------------
10 Years $    993
-----------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

Under normal circumstances, the Portfolio invests substantially all (at least 80%) of its net assets in debt securities of various types. To pursue its goal, the Portfolio normally invests substantially all of its net assets in high yield and investment grade debt securities, but may also invest in securities convertible into common stocks. The Portfolio may invest up to 80% of its total assets in high yield/high risk debt securities (junk bonds). Debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer. In no event will the Portfolio invest more than 10% of its gross assets at the time of investment in debt securities which are in default as to interest or principal. At least 20% of the Portfolio's assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may also invest up to 20% of its net assets in equity securities including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the duration of the Portfolio's debt securities will be between 3 to 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 55, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 78

..  For financial highlights see page 91

collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  97      98      99      00      01      02      03      04     05
------  ------  ------  ------  ------  ------  ------  -----  -----
15.63%   6.26%   3.40%   0.87%   3.76%  -0.39%  19.52%  8.43%  1.81%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/05, as applicable, with the Credit Suisse First Boston High Yield Index, which is representative of the lower rated debt (including non-convertible-preferred stocks) investments in the Portfolio, and with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

           Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                                Since   Inception
                                1 Year 5 Year Inception   Date
------------------------------- ------ ------ --------- ---------
Class A                          1.81%  6.40%   7.28%    5/1/96
Credit Suisse First Boston High
 Yield Index                     2.26%  9.82%   7.09%*
Lehman Brothers Aggregate
 Bond Index                      2.43%  5.87%   6.64%*
* Index performance is from 5/1/96.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A
----------------------------------------- -------
Management Fee                             0.51%
-------------------------------------------------
12b-1 Fees                                 None
-------------------------------------------------
Other Expenses                             0.05%
-------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%
-------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     57
-----------------
3 Years  $    180
-----------------
5 Years  $    314
-----------------
10 Years $    703
-----------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To achieve long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of February 28, 2006, the market capitalization range of the Russell 1000 Index was $264 million to $377 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that an investment may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks may limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 55, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  96      97      98      99      00      01      02      03      04      05
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
19.45%  24.60%  12.89%  16.56%  14.68%  -5.73% -17.95%  31.06%  12.92%  3.68%

High Quarter:   2nd - 2003    +17.86%
Low Quarter:    3rd - 2002    -19.80%


The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

 Average Annual Total Return as of 12/31/05
---------------------------------------------
                                    Inception
              1 Year 5 Year 10 Year   Date
------------- ------ ------ ------- ---------
Class A        3.68%  3.48%  10.30% 12/11/89
S&P 500 Index  4.91%  0.54%   9.07%


 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 78

..  For financial highlights see page 92

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
------------------------------------------ -------
Management Fee(1)                           0.50%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.04%
--------------------------------------------------
Total Annual Portfolio Operating Expenses#  0.54%
--------------------------------------------------

       (1) The management fee has been restated to reflect a reduction in the fee effective January 1, 2006. Prior to that date the management fee was 0.51%. The above table and Example assume the management fee reduction had been in place during all of 2005.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.52% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     55
-----------------
3 Years  $    174
-----------------
5 Years  $    302
-----------------
10 Years $    678
-----------------

                      LORD ABBETT MID-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Mid Cap Index, a widely-used benchmark for mid-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell Mid Cap Index was $890 million to $14.6 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 55, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 78

..  For financial highlights see page 93


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

 1998     1999     2000     2001     2002     2003     2004     2005
------   ------   ------   ------   ------   ------   ------   ------
 2.57%    5.71%   52.87%    8.10%   -9.31%   26.15%   24.82%    8.28%

                      High Quarter: 2nd - 1999  +16.83%
                      Low Quarter:  3rd - 1998  -17.02%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/05, as applicable, with the Russell Midcap Index, a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index and with the S&P 400/Citigroup Value Index, a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

              Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------------
                                                     Since    Inception
                                     1 Year 5 Year Inception    Date
------------------------------------ ------ ------ ---------  ---------
Class A                               8.28% 10.82%   13.41%    8/20/97
Russell Midcap Index                 12.65%  8.45%   10.22%*
S&P 400/Citigroup Value Index        11.60% 12.38%   12.76%**
* Index performance is from 8/20/97.
** Index performance is from 8/1/97.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A
----------------------------------------- -------
Management Fee                             0.68%
-------------------------------------------------
12b-1 Fees                                 None
-------------------------------------------------
Other Expenses                             0.08%
-------------------------------------------------
Total Annual Portfolio Operating Expenses  0.76%
-------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     78
-----------------
3 Years  $    244
-----------------
5 Years  $    424
-----------------
10 Years $    945
-----------------

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 55, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

 PORTFOLIO MANAGEMENT:

..  AIM Capital Management, Inc. see page 75

..  For financial highlights see page 94


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

                  Year-by-Year Total Return as of 12/31 of Each Year

                              03       04       05
                            ------   ------   ------
                            39.08%    6.73%    8.59%

                        High Quarter: 2nd - 2003   +20.77%
                        Low Quarter:  3rd - 2004    -8.83%




The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/05
----------------------------------------------------
                                   Since   Inception
                          1 Year Inception   Date
------------------------- ------ --------- ---------
Class A                    8.59%   4.15%    1/2/02
Russell 2000 Index         4.55%   9.71%*
Russell 2000 Growth Index  4.15%   5.38%**

                  * Index performance is from 1/1/02.
                 ** Index performance is from 1/1/02.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A
-------------------------------------------------- -------
Management Fee                                      0.90%
----------------------------------------------------------
12b-1 Fees                                          None
----------------------------------------------------------
Other Expenses                                      0.06%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/ Repayment to Manager        0.96%
----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         1.00%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.05% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.99% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $    103
-----------------
3 Years  $    320
-----------------
5 Years  $    555
-----------------
10 Years $  1,229
-----------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of foreign companies. The Portfolio focuses on foreign companies (including up to 25% of its net assets in emerging market issues) that the Portfolio's Adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio may invest in companies of any size. The Portfolio does not emphasize any particular country and, under normal market conditions, will be invested in at least five countries. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

The Portfolio's assets are allocated among various sectors. A committee of investment research analysts selects securities for the Portfolio. The committee includes investment analysts employed by the Adviser and its affiliates.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 55, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                 Year-by-Year Total Return as of 12/31 of Each Year

                        02       03       04       05
                     -------   ------   ------   ------
                     -11.52%   32.20%   19.72%   16.77%

                     High Quarter: 4th - 2003 +16.07%
                     Low Quarter:  3rd - 2002 -14.56%



The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
------------------------------------------
                            Since   Inception
                   1 Year Inception   Date
---------------    ------ --------- ---------
Class A            16.77%   8.35%    5/1/01
MSCI EAFE Index    14.02%   7.10%*
* Index performance is from 5/1/01.



 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 78

..  For financial highlights see page 95

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 as adjusted to reflect current expense limitations and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A
-------------------------------------------------- -------
Management Fee                                      0.74%
----------------------------------------------------------
12b-1 Fees                                          None
----------------------------------------------------------
Other Expenses                                      0.17%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         0.91%
----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         0.96%
----------------------------------------------------------

         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.00% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. Prior to May 1, 2005, the expense limitation for Class A shares was 1.10%.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.93% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     98
-----------------
3 Years  $    307
-----------------
5 Years  $    533
-----------------
10 Years $  1,182
-----------------

                    NEUBERGER BERMAN REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in equity securities issued by real estate investment trusts ("REITs") and common stocks and other securities issued by other real estate companies. The Portfolio defines a real estate company as one that derives at least 50% of its revenue from, or has at least 50% of its assets in, real estate. A REIT is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. REITS are not taxed on income distributed to shareholders, provided they comply with the requirements of the Internal Revenue Code. REITs tend to be small- to mid-cap companies in relation to the equity markets as a whole.

REITs are generally classified as Equity REITs, Mortgage REITs and Hybrid REITs, Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

The Portfolio may invest up to 20% of its net assets in debt securities. These debt securities can be either investment grade or below investment grade, provided that, at the time of purchase, they are rated at least B by Moody's or S&P or, if unrated by either of these, deemed by the Portfolio's Adviser to be of comparable quality.

The Portfolio's Adviser makes investment decisions through a fundamental analysis of each company. The Adviser reviews each company's current financial condition and industry position, as well as economic and market conditions. In doing so, it evaluates the company's growth potential, earnings estimates and quality of management, as well as other factors. The Adviser believes that its investment approach is distinct in that it uses an objective combination of traditional securities analysis and direct real estate analysis, while placing great emphasis upon the property sector weightings. The Adviser generally adheres to a strict valuation methodology--price to net asset value per share, cash flow multiple versus growth rate and relative valuation--which guide the Adviser's buy and sell decisions.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

 PORTFOLIO MANAGEMENT:

..  Neuberger Berman Management, Inc. see page 79

..  For financial highlights see page 96

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of
the following risks, which are described in detail on page   55, any of which
could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Real estate investment risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Market capitalization risk

  .  Investment style risk

In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                      Year-by-Year Total Return as of 12/31

                                       05
                                     ------
                                     13.61%

                         High Quarter: 2nd-2005  +16.56%
                         Low Quarter:  1st-2005   -6.82%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 as applicable, with the NAREIT Equity Index. The NAREIT Equity Index is an unmanaged index that measures the performance of the of all publicly traded equity REITs. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

    Average Annual Total Return as of 12/31/05
---------------------------------------------------
                                  Since   Inception
                         1 Year Inception   Date
------------------------ ------ --------- ---------
Class A                  13.61%   26.13%   5/1/04
NAREIT Equity REIT Index 12.13%   29.66%*
* Index performance is from 5/1/04.

For information on Neuberger Berman Management, Inc.'s prior performance with a comparable fund see page 79.

FEES AND EXPENSES:

This following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                            Class A
------------------------------------------- -------
Management Fee                               0.67%
---------------------------------------------------
12b-1 Fees                                   None
---------------------------------------------------
Other Expenses                               0.03%
---------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.70%
---------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 0.90% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.69% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time period indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     72
-----------------
3 Years  $    225
-----------------
5 Years  $    391
-----------------
10 Years $    873
-----------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three- to six-year time frame based on the Adviser's forecast for interest rates.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 55, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High Yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                 Year-by-Year Total Return as of 12/31 of Each Year

                         02       03       04      05
                       ------   ------   ------   ------
                        9.57%    4.53%    5.25%    2.46%

                    High Quarter:   2nd - 2002    +3.48%
                    Low Quarter:    2nd - 2002    -2.01%







 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 80

..  For financial highlights see page 97

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/04
---------------------------------------------------------------
                                              Since   Inception
                                     1 Year Inception   Date
------------------------------------ ------ --------- ---------
Class A                               2.46%   6.08%    5/1/01
Lehman Brothers Aggregate Bond Index  2.43%   5.72%*
* Index performance is from 5/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A
----------------------------------------- -------
Management Fee                             0.50%
-------------------------------------------------
12b-1 Fees                                 None
-------------------------------------------------
Other Expenses*                            0.06%
-------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%
-------------------------------------------------

        * The Portfolio reimbursed the Manager during the year ended
          December 31, 2005 for expenses waived by the Manager in prior years pursuant to an Expense Limitation Agreement that is no longer applicable to the Portfolio. The expense information for the Portfolio does not reflect this reimbursement. If this reimbursement was shown, the Portfolio's Total Annual Operating Expenses would have been 0.57% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     57
-----------------
3 Years  $    180
-----------------
5 Years  $    314
-----------------
10 Years $    703
-----------------

                        RCM GLOBAL TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation; no consideration is given to income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Portfolio identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies) and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale, use and/or service of technological products or services. Although the Portfolio emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The Adviser selects stocks for the Portfolio using a "growth" style. The Adviser seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the Adviser seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.

The Portfolio may invest a substantial portion of its assets in the securities of smaller capitalization companies with total assets in excess of $200 million and may invest in initial public offerings (IPOs). The Portfolio may invest up to 50% of its assets in foreign equity securities, including American Depositary Receipts, and may invest in securities of emerging market countries.

The Portfolio may utilize, primarily for risk management and hedging purposes, short sales (collateralized or uncollateralized), or other derivative instruments such as stock index futures contracts, purchase and sale of put and call options and other option strategies such as spreads and straddles.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 55, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio concentrates its investments in companies which utilize innovative technologies, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

In addition to other risks, a fund that invests a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives and use of short sales can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO MANAGEMENT:

..  RCM Capital Management LLC see page 80

..  For financial highlights see page 98


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 14, 2005, RCM Capital Management is the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

                 Year-by-Year Total Return as of 12/31 of Each Year

                         02       03       04       05
                       ------   ------   ------   ------
                       -50.57%  57.84%   -4.28%   11.35%

                  High Quarter:   4th - 2002    +21.43%
                  Low Quarter:    3rd - 2002    -34.88%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/04 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market, and the NASDAQ Composite Index, a market-value weighted index of all common stocks listed on NASDAQ. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/05
--------------------------------------------------------------
                                             Since   Inception
                                    1 Year Inception   Date
----------------------------------- ------ --------- ---------
Class A                             11.35%   (9.15)%  5/01/01
S&P 500 Index                        4.91%    1.70%*
NASDAQ Composite Index               2.12%    1.62%*
* Index performance is from 5/1/01.

For information on RCM Capital Management LLC's prior performance with a comparable fund, see page 81.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A
-------------------------------------------------- -------
Management Fee                                      0.92%
----------------------------------------------------------
12b-1 Fees                                          None
----------------------------------------------------------
Other Expenses                                      0.13%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         1.05%
----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.14%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         1.19%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.10% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. In 2005 broker fee reimbursement brought the Portfolios' Total Annual Operating Expenses below the expense caps, and the Portfolio reimbursed the Manager, for expenses waived in prior years, amounts to bring Total Annual Portfolio Operating Expenses to the cap levels. If the broker fee reimbursements were shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 1.10% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $    122
-----------------
3 Years  $    380
-----------------
5 Years  $    658
-----------------
10 Years $  1,450
-----------------

                    T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. Although the Adviser expects the Portfolio to operate as a diversified investment company, the Portfolio will retain its "non-diversified" classification to give the Adviser the flexibility to pursue a more selective investment strategy.

 PORTFOLIO MANAGEMENT:

..  T. Rowe Price Associates, Inc. see page 81

..  For financial highlights see page 99


PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 55, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

                 Year-by-Year Total Return as of 12/31 of Each Year

                         02       03       04       05
                       ------   ------   ------   ------
                      -44.00%   37.12%   18.15%   14.87%

                  High Quarter:   2nd - 2003    +19.21%
                  Low Quarter:    2nd - 2002    -30.57%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/05
------------------------------------------------------
                                      Since   Inception
                             1 Year Inception   Date
---------------------------  ------ --------- ---------
Class A                      14.87%   (2.37)%  5/1/01
Russell Midcap Growth Index  12.10%    9.76%*
* Index performance is from 5/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 as adjusted to reflect current expenses and expense limitations and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A
------------------------------------------- -------
Management Fee                               0.75%
---------------------------------------------------
12b-1 Fees                                   None
---------------------------------------------------
Other Expenses                               0.07%
---------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.82%
---------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 0.90% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. Prior to May 1, 2005, the expense limitations for Class A shares was 0.95%. In addition, the Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing February 17, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2005 was 0.74%.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.81% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     84
-----------------
3 Years  $    263
-----------------
5 Years  $    457
-----------------
10 Years $  1,017
-----------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation.

Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.


                                                                                                                         LORD
                                                                                                 HARRIS       JANUS     ABBETT
                                                                                                 OAKMARK    AGGRESSIVE   BOND
                                                                                              INTERNATIONAL   GROWTH   DEBENTURE
                                                                                                PORTFOLIO   PORTFOLIO  PORTFOLIO
BRADY BONDS
---------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                                                        X
---------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                                                          X          X
---------------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                                 X           X          X
---------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
  OPTIONS                                                                                                       X
  FUTURES
---------------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
---------------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                                            X
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                                       X           X
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                                         X          X
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                                           X           X          X
---------------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                                                X          X
---------------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER
AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND
NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                                           X          X
---------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                                            X          X
---------------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                                              X
---------------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                                              X
---------------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                              X
---------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                                                X          X
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES            X           X
---------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS                                             X
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
---------------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
---------------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                                         X          X
---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                                                X          X
---------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                                                   X
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                                               X                      X
---------------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                                                              X
---------------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                                 X           X          X
---------------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                                    X           X          X
---------------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
---------------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                                                      X          X
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                LORD
                                                                                               ABBETT
                                                                                               GROWTH
                                                                                                 AND
                                                                                               INCOME
                                                                                              PORTFOLIO
BRADY BONDS
-------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
-------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                                            X
-------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                               X
-------------------------------------------------------------------------------------------------------
DERIVATIVES:
  OPTIONS
  FUTURES
-------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
-------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
-------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS
-------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES
-------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                                         X
-------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER
AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND
NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS
-------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES
-------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
-------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES
-------------------------------------------------------------------------------------------------------
INDEXED SECURITIES
-------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
-------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES
-------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS
-------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
-------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
-------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS
-------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                                  X
-------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                                             X
-------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                                     X
-------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                               X
-------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                                  X
-------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
-------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES
-------------------------------------------------------------------------------------------------------

                                                                                                LORD               MET/AIM
                                                                                               ABBETT               SMALL
                                                                                               MID-CAP   LAZARD      CAP
                                                                                                VALUE    MID-CAP   GROWTH
                                                                                              PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS
----------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                                            X         X         X
----------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                               X         X         X
----------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
  OPTIONS                                                                                                   X         X
  FUTURES                                                                                                   X         X
----------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
----------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES
----------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                                         X         X         X
----------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
----------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER
AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND
NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                                       X         X
----------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES
----------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
----------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES
----------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES
----------------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES
----------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
----------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
----------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS
----------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                                  X         X         X
----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                                               X         X
----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                                             X
----------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                                     X
----------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                               X
----------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                                  X         X         X
----------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
----------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                                                  X         X
----------------------------------------------------------------------------------------------------------------------------

                                                                                                 MFS(R)
                                                                                                RESEARCH
                                                                                              INTERNATIONAL
                                                                                                PORTFOLIO
BRADY BONDS
-----------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
-----------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                                              X
-----------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                                 X
-----------------------------------------------------------------------------------------------------------
DERIVATIVES:
  OPTIONS                                                                                           X
  FUTURES                                                                                           X
-----------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
-----------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
-----------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                                       X
-----------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                             X
-----------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                                           X
-----------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                                    X
-----------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER
AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND
NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                               X
-----------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES
-----------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
-----------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                                  X
-----------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                  X
-----------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                                    X
-----------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES            X
-----------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS                      X
-----------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
-----------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
-----------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS
-----------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                                    X
-----------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                                       X
-----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
-----------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS
-----------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                                 X
-----------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                                    X
-----------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                                       X
-----------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
-----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                                          X
-----------------------------------------------------------------------------------------------------------

                                                                                              NEUBERGER
                                                                                               BERMAN     PIMCO      RCM
                                                                                                REAL      TOTAL     GLOBAL
                                                                                               ESTATE    RETURN   TECHNOLOGY
                                                                                              PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS                                                                                                 X
-----------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                                         X
-----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                                                      X
-----------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                                                   X
-----------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
  OPTIONS                                                                                                   X         X
  FUTURES                                                                                                   X         X
-----------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                                     X
-----------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                                                    X
-----------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                                               X         X
-----------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                                     X
-----------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                                                             X
-----------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                                  X         X
-----------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER
AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES
AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                                   X         X
-----------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                              X         X
-----------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                                          X         X
-----------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                                X         X         X
-----------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                          X         X
-----------------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                                                  X
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                                  X         X
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES                              X
-----------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS                              X
-----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                                                        X
-----------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                                        X
-----------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                                     X
-----------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                                  X         X
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                                     X
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                                                       X         X
-----------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                                               X         X
-----------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                               X
-----------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                                            X         X
-----------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                                               X         X
-----------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                                            X
-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                                        X         X
-----------------------------------------------------------------------------------------------------------------------------

                                                                                               T. ROWE
                                                                                                PRICE
                                                                                               MID-CAP
                                                                                               GROWTH
                                                                                              PORTFOLIO
BRADY BONDS
-------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
-------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                                            X
-------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                               X
-------------------------------------------------------------------------------------------------------
DERIVATIVES:
  OPTIONS                                                                                         X
  FUTURES                                                                                         X
-------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
-------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
-------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                                     X
-------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                           X
-------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                                         X
-------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                                  X
-------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER
AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES
AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                                   X
-------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES
-------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                                X
-------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                                X
-------------------------------------------------------------------------------------------------------
INDEXED SECURITIES
-------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
-------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                                  X
-------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES          X
-------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS
-------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
-------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
-------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS
-------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                                  X
-------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                                     X
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                                             X
-------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS
-------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                               X
-------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                                  X
-------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
-------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                                  X
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                                        X
-------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the 1940 Act, and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS.   Reverse repurchase agreements involve the sale
of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae.

Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of Janus Aggressive Growth Portfolio, PIMCO Total Return Portfolio and RCM Global Technology Portfolio, generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. Janus Aggressive Growth Portfolio, PIMCO Total Return Portfolio and RCM Global Technology Portfolio, generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of each Portfolio. The advisory fees for each Portfolio are:

PORTFOLIO                               ADVISORY FEE
Harris Oakmark International Portfolio  0.85% of first $100 million of such assets plus
                                        0.80% of such assets over $100 million up to $1 billion
                                        plus 0.75% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio       0.75% of first $25 million of such assets plus
                                        0.70% of such assets over $25 million up to $250 million
                                        plus 0.65% of such assets over $250 million up to $1 billion plus 0.55% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Lazard Mid-Cap Portfolio                0.70% of first $500 million of such assets plus 0.675% of
                                        such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio    0.60% of first $250 million of such assets plus
                                        0.55% of such assets over $250 million up to $500 million
                                        plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio 0.60% of first $600 million of such assets plus
                                        0.55% of such assets over $600 million up to $1.1 billion
                                        plus 0.50% of such assets over $1.1 billion up to $1.5
                                        billion plus 0.45% of such assets over $1.5 billion
----------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio     0.70% of first $200 million of such assets plus
                                        0.65% of such assets over $200 million up to $500 million
                                        plus 0.625% of such assets over $500 million
----------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio      0.90% of first $500 million of such assets plus
                                        0.85% of such assets over $500 million
----------------------------------------------------------------------------------------------------

PORTFOLIO                               ADVISORY FEE
MFS(R) Research International Portfolio 0.80% of first $200 million of such assets plus
                                        0.75% of such assets over $200 million up to $500 million
                                        plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate Portfolio  0.70% of first $200 million of such assets plus
                                        0.65% of such assets over $200 million up to $750 million
                                        plus 0.55% of such assets over $750 million
----------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio            0.50% of such assets
----------------------------------------------------------------------------------------------------
RCM Global Technology Portfolio         0.90% of first $500 million of such assets plus
                                        0.85% of such assets over $500 million
----------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio  0.75% of such assets
----------------------------------------------------------------------------------------------------

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in the Trust's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios:

                                               TOTAL EXPENSES LIMITED TO
       PORTFOLIOS                              (% OF DAILY NET ASSETS)
       Harris Oakmark International Portfolio            1.10%
       Janus Aggressive Growth Portfolio                 0.90%
       Lazard Mid-Cap Portfolio                          0.80%
       Met/A I M Small Cap Growth Portfolio              1.05%
       MFS(R) Research International Portfolio           1.00%
       Neuberger Berman Real Estate Portfolio            0.90%
       RCM Global Technology Portfolio                   1.10%
       T. Rowe Price Mid-Cap Growth Portfolio            0.90%

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

A I M CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolios, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $128 billion as of December 31, 2005.

The Adviser uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are:

  . Juliet S. Ellis (lead manager), Senior Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . Juan R. Hartsfield, Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the Team may change from time to time.

HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based IXIS Asset Management US Group L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $63.4 billion of assets as of December 31, 2005.

  . David G. Herro, CFA, Partner and Chief Investment Officer-International, and Robert A. Tayler, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1992 as an International Analyst.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Aggressive Growth Portfolio of the Trust. Janus began serving as an investment adviser in 1969 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus is a subsidiary of Janus Capital Group Inc. As of December 31, 2005, Janus Capital Group, Inc. managed approximately $148 billion in assets.

  . Claire Young, CFA, Vice President of the Adviser. Ms. Young has been the portfolio manager of the Janus Olympus Fund since August, 1997. Ms. Young joined Janus in January, 1992.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid-Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. The Adviser and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $77.6 billion as of December 31, 2005. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . Christopher Blake Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and U. S. Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . Gary Buesser, CFA Senior Vice President, Portfolio Manager. Gary Buesser is a Senior Vice President of Lazard. He is a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining the Lazard in 2000, Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. He began working in the investment field in 1983.

  . Robert A. Failla, CFA Senior Vice President, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003, Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . Andrew Lacey, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Lazard Mid-Cap Portfolio and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. by Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.

The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1- and 5- year periods and since inception on 12/31/95 through 12/31/05 with the S&P Mid Cap 400 Index, an unmanaged index which measures the performance of mid-sized companies and covers approximately 7% of the U.S. equities market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                                           Since
                                         1 Year  5 Year  Inception
---------------------------------------- ------ ------   ---------
Lazard Mid Cap Fund--Institutional Class  8.89% (11.13)%   10.90%
S&P Mid Cap 400 Index                    12.56%  (8.60)%   12.11%

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income and Lord Abbett Mid-Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 31, 2005.

LORD ABBETT BOND DEBENTURE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Eli M. Salzmann and Sholom Dinsky head the team and have the joint and primary responsibility for the day-to-day management of the Portfolio. The other senior member of the team is Kenneth G. Fuller. Messrs. Salzmann and Dinsky are Partners of Lord Abbett. Messrs. Salzmann and Dinsky have been with Lord Abbett since 1997 and 2000, respectively. Mr. Fuller, Investment Manager--Large Cap Value, joined Lord Abbett in 2002 from Pioneer Investment Management, Inc., where he served as Portfolio Manager and Senior Vice President from 1999 to 2002. Prior thereto, he served as a Principal of Manley, Fuller Asset Management.

LORD ABBETT MID-CAP VALUE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Edward K. von der Linde heads the team and the other senior members of the team are Eileen Banko, Howard E. Hansen, and David G. Builder. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Portfolio. Mr. von der Linde is a Partner and joined Lord Abbett in 1988. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995, Ms. Banko, Equity Analyst, joined Lord Abbett in 1990, and Mr. Builder, Equity Analyst, joined Lord Abbett in 1998.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services, which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005.

  . The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

  . Mr. Melendez, Vice President of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . Mr. Garcia, Vice President of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

NEUBERGER BERMAN MANAGEMENT, INC. ("Neuberger Berman"), 605 Third Avenue, 2/nd/ Floor, New York, New York 10158, is the Adviser to the Neuberger Berman Real Estate Portfolio of the Trust. Neuberger Berman is a wholly-owned subsidiary of Lehman Brothers Holdings, Inc., a publicly owned company. The firm and its affiliates manage $107.4 billion in total assets as of December 31, 2005 and continue an asset management history that began in 1939.

  . Steven R. Brown, a Vice President of Neuberger Berman and a Managing Director of Neuberger Berman, LLC. He joined Neuberger Berman in 2002 and from 1997 to 2002, he was a portfolio co-manager of a comparable fund at an investment firm specializing in securities of REITs.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Neuberger Berman Real Estate Portfolio and the Neuberger Berman Real Estate Fund, which is also advised by Neuberger Berman, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in April 2004, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Neuberger Berman, performance information regarding the Neuberger Berman Real Estate Fund is presented. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Neuberger Berman Real Estate Fund and the Portfolio will vary.

The table below compares the Neuberger Berman Real Estate Fund's average annual compounded total returns for the 1-year period and since inception of the Trust Class shares on 5/01/02 through 12/31/04 with the NAREIT Equity REIT Index, an unmanaged index which tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

     Average Annual Total Return as of 12/31/04
---------------------------------------------------
                                             Since
                                    1 Year Inception
----------------------------------- ------ ---------
Neuberger Berman Real Estate Fund--
 Trust Class shares                 13.08%   22.11%
NAREIT Equity REIT Index            12.13%   19.52%

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2005, PIMCO had approximately $594.1 billion in assets under management.

  . Pasi Hamalainen, Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He has twelve years of investment experience and holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's in finance from The Wharton School at the University of Pennsylvania.

  . William H. Gross, CFA, Managing Director and chief investment officer, was a founding partner of PIMCO in 1971.

RCM CAPITAL MANAGEMENT LLC ("RCM"), a subsidiary of AGI LP, Suite 2900, Four Embarcadero Center, San Francisco, California 94111, is the Adviser to the RCM Global Technology Portfolio of the Trust. Originally founded in 1970, RCM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. RCM is an indirect subsidiary of Allianz AG. As of December 31, 2005, RCM had over $19.9 billion in assets under management.

  . Walter C. Price, CFA, Co-Portfolio Manager, is a Managing Director and Senior Analyst on the Global Technology Team. Mr. Price joined RCM in 1974.

  . Huachen Chen, CFA, Co-Portfolio Manager is a Senior Portfolio Manager with RCM. Mr. Chen joined RCM in 1984.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The RCM Global Technology Portfolio and the Allianz RCM Technology Fund, which is also advised by RCM, have substantially similar investment objectives, policies, and strategies. RCM began managing the Portfolio in January 2005. In order to provide you with information regarding the investment capabilities of RCM, performance information regarding the Allianz RCM Technology Fund is presented. Management fees paid by the Allianz RCM Technology Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Allianz RCM Technology Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Allianz RCM Technology Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Allianz RCM Technology Fund and the Portfolio will vary.

The table below compares the Allianz RCM Technology Fund's average annual compounded total returns for the 1- and 5- year periods and since inception on 12/31/95 through 12/31/04 with the NASDAQ Composite Index, an unmanaged market-value weighted index of all common stocks on the NASDAQ Stock Market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

      Average Annual Total Return as of 12/31/04
-----------------------------------------------------
                                               Since
                              1 Year 5 Year  Inception
----------------------------- ------ ------  ---------
Allianz RCM Technology Fund--
 Class I shares                8.90% (4.71)%   17.29%
NASDAQ Composite Index         2.12% (1.54)%    8.17%

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid-Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2005, T. Rowe Price and its affiliates managed over $269.5 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. Brian W. H. Berghuis acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and has been managing investments since 1988.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com); (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares and Class B shares of each Portfolio only to the separate accounts of MetLife to fund Contracts. Class B shares of the Portfolios are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current mar-ket price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A shares financial performance for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                                                               FOR THE PERIOD FROM
                                                                                                 JANUARY 2, 2002
                                                                                                 (COMMENCEMENT OF
                                                              FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                              -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                                       2005(A)    2004(A)    2003(A)    --------------------
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.36     $11.89      $8.89           $10.81
                                                               --------   --------   --------       ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.21       0.04     (0.08)             0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)                        1.87       2.43       3.22           (1.97)
                                                               --------   --------   --------       ---------
TOTAL FROM INVESTMENT OPERATIONS                                  2.08       2.47       3.14           (1.91)
                                                               --------   --------   --------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.02)     --++++     (0.11)           (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.19)         --     (0.03)               --
                                                               --------   --------   --------       ---------
TOTAL DISTRIBUTIONS                                             (0.21)         --     (0.14)           (0.01)
                                                               --------   --------   --------       ---------
NET ASSET VALUE, END OF PERIOD                                  $16.23     $14.36     $11.89            $8.89
                                                               --------   --------   --------       ---------
TOTAL RETURN                                                    14.48%     20.80%     35.36%        (17.64)%+
                                                               --------   --------   --------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $644.5     $276.4       $8.4             $4.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.94%      1.04%      1.16%          1.10%++
NET INVESTMENT INCOME                                            1.37%      0.32%      0.80%          0.68%++
PORTFOLIO TURNOVER RATE                                          11.5%      11.3%    22.1%++           82.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.96%+++   1.03%+++   1.21%+++          2.49%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER REBATES:      N/A        N/A      1.15%          1.08%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
++++ Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  JANUS AGGRESSIVE GROWTH PORTFOLIO

                                                                                               FOR THE PERIOD FROM
                                                                                                 JANUARY 2, 2002
                                                                                                 (COMMENCEMENT OF
                                                              FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                              -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                                       2005(A)    2004(A)    2003(A)    --------------------
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $7.65      $7.03       $5.37             $7.44
                                                              ------     ------      -------        ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                      --       0.01      (0.01)              0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      1.06       0.61        1.67            (2.08)
                                                              ------     ------      -------        ---------
TOTAL FROM INVESTMENT OPERATIONS                                1.06       0.62        1.66            (2.07)
                                                              ------     ------      -------        ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                              --         --          --         (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                 (0.01)         --          --                --
                                                              ------     ------      -------        ---------
TOTAL DISTRIBUTIONS                                           (0.01)         --          --         (0.00)+++
                                                              ------     ------      -------        ---------
NET ASSET VALUE, END OF PERIOD                                 $8.70      $7.65       $7.03             $5.37
                                                              ------     ------      -------        ---------
TOTAL RETURN                                                  13.84%      8.82%      30.91%         (27.78)%+
                                                              ------     ------      -------        ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $500.4     $250.8       $19.9              $2.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                       0.72%      0.90%       0.89%           0.85%++
NET INVESTMENT INCOME (LOSS)                                     --%      0.15%     (0.09)%           0.11%++
PORTFOLIO TURNOVER RATE                                       121.0%     104.7%       91.5%            92.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER RATES:                0.72%*     0.85%*      0.90%*           1.43%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER REBATES:    N/A        N/A       0.89%           0.77%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                                      LAZARD MID-CAP PORTFOLIO*
                               (FORMERLY MET/AIM MID CAP CORE EQUITY PORTFOLIO)

                                                                                               FOR THE PERIOD FROM
                                                                                                 JANUARY 2, 2002
                                                                                                 (COMMENCEMENT OF
                                                              FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                              -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                                       2005(A)    2004(A)    2003(A)    --------------------
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $14.13     $12.33      $9.85            $10.98
                                                               -------    -------    -------        ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.04       0.08       0.01              0.03
NET REALIZED AND UNREALIZED GAINS (LOSSES)                       1.16       1.72       2.58            (1.15)
                                                               -------    -------    -------        ---------
TOTAL FROM INVESTMENT OPERATIONS                                 1.20       1.80       2.59            (1.12)
                                                               -------    -------    -------        ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                           (0.06)         --     (0.01)         (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (1.62)         --     (0.10)            (0.01)
                                                               -------    -------    -------        ---------
TOTAL DISTRIBUTIONS                                            (1.68)         --     (0.11)            (0.01)
                                                               -------    -------    -------        ---------
NET ASSET VALUE, END OF PERIOD                                 $13.65     $14.13     $12.33             $9.85
                                                               -------    -------    -------        ---------
RATIOS/SUPPLEMENTAL DATE:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $89.0      $58.8       $4.5              $4.2
TOTAL RETURN                                                    8.40%     14.60%     26.42%         (10.18)%+
                                                               -------    -------    -------        ---------
RATIOS TO AVERAGE NET ASSETS /(1)/:

EXPENSES                                                        0.79%      0.85%      0.93%           0.90%++
NET INVESTMENT INCOME                                           0.63%      0.59%      0.10%           0.26%++

PORTFOLIO TURNOVER RATE                                        170.0%      90.7%      36.2%            37.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.82%**    0.83%**    0.96%**           1.64%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER REBATES:     N/A        N/A      0.92%           0.86%++

--------------------------------------------------------------------------------
* Effective December 19, 2005, the Portfolio changed its name from Lazard Mid-Cap Portfolio and Lazard Asset Management LLC because the Portfolio's Adviser.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO*

                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                             ---------------------------------------
CLASS A                                                      2005(A) 2004(A) 2003(A) 2002(A) 2001(A)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $12.63  $12.04  $10.24   $11.22 $11.75
                                                             ------  ------  ------  ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.75    0.70    0.73     0.77   0.90
NET REALIZED AND UNREALIZED GAINS (LOSSES)                   (0.52)    0.31    1.27   (0.79) (0.48)
                                                             ------  ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS                               0.23    1.01    2.00   (0.02)   0.42
                                                             ------  ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.58)  (0.42)  (0.20)   (0.96) (0.95)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                    --      --      --       --     --
                                                             ------  ------  ------  ------- ------
TOTAL DISTRIBUTIONS                                          (0.58)  (0.42)  (0.20)   (0.96) (0.95)
                                                             ------  ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD                               $12.28  $12.63  $12.04   $10.24 $11.22
                                                             ------  ------  ------  ------- ------
TOTAL RETURN                                                  1.81%   8.43%  19.52%  (0.39)%  3.76%
                                                             ------  ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                      $856.4  $520.3  $234.6   $202.1 $154.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.56%   0.63%   0.70%    0.70%  0.72%
NET INVESTMENT INCOME                                         5.92%   5.65%   6.52%    7.43%  7.76%
PORTFOLIO TURNOVER RATE                                       42.1%   39.8%   36.9%    45.8%  66.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY MANAGER:                                       N/A     N/A   0.67%+   0.77%  0.75%

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Bond Debenture Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Bond Debenture Portfolio.
+ Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                       LORD ABBETT GROWTH AND INCOME PORTFOLIO*

                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------
CLASS A                                                       2005(A)  2004(A)  2003(A)  2002(A)  2001(A)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $27.44   $24.41   $18.86   $25.05   $26.82
                                                              -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.40     0.33     0.23     0.21     0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                        0.61     2.82     5.56   (4.67)   (1.80)
                                                              -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                                  1.01     3.15     5.79   (4.46)   (1.55)
                                                              -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.31)   (0.12)   (0.24)   (0.21)   (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.55)       --       --   (1.52)       --
                                                              -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                             (0.86)   (0.12)   (0.24)   (1.73)   (0.22)
                                                              -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                                  $27.59   $27.44   $24.41   $18.86   $25.05
                                                              -------- -------- -------- -------- --------
TOTAL RETURN                                                     3.68%   12.92%   31.06% (17.95)%  (5.77)%
                                                              -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $1,985.7 $1,867.5 $1,167.7   $890.2 $1,205.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.53%    0.57%    0.62%    0.65%    0.64%
NET INVESTMENT INCOME                                            1.46%    1.30%    1.13%    0.94%    1.04%
PORTFOLIO TURNOVER RATE                                          45.9%    29.7%    37.0%    55.4%    69.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:               0.55%**  0.56%**  0.62%**    0.67%    0.64%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER REBATES:      N/A      N/A    0.61%    0.63%      N/A

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Lord Abbett Growth and Income Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Lord Abbett Growth and Income Portfolio.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT MID-CAP VALUE PORTFOLIO*

                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                             ---------------------------------------
CLASS A                                                      2005(A) 2004(A) 2003(A) 2002(A) 2001(A)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $21.64  $17.80   $14.41  $16.64 $16.92
                                                             ------  ------  ------- ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.19    0.17     0.15    0.16   0.14
NET REALIZED AND UNREALIZED GAINS                              1.60    4.25     3.62  (1.71)   1.14
                                                             ------  ------  ------- ------- ------
TOTAL FROM INVESTMENT OPERATIONS                               1.79    4.42     3.77  (1.55)   1.28
                                                             ------  ------  ------- ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.13)  (0.10)   (0.11)  (0.07) (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                (0.83)  (0.48)   (0.27)  (0.61) (1.48)
                                                             ------  ------  ------- ------- ------
TOTAL DISTRIBUTIONS                                          (0.96)  (0.58)   (0.38)  (0.68) (1.56)
                                                             ------  ------  ------- ------- ------
NET ASSET VALUE, END OF PERIOD                               $22.47  $21.64   $17.80  $14.41 $16.64
                                                             ------  ------  ------- ------- ------
TOTAL RETURN                                                  8.28%  24.82%   26.15% (9.31)%  8.10%
                                                             ------  ------  ------- ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                      $113.3  $125.1    $90.8   $74.0  $75.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.76%   0.78%    0.83%   0.89%  0.92%
NET INVESTMENT INCOME                                         0.86%   0.86%    0.98%   1.04%  0.86%
PORTFOLIO TURNOVER RATE                                       26.2%   19.7%    18.8%   29.0%  40.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.76%     N/A  0.82%**   0.90%  0.94%

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Mid-Cap Value Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Mid-Cap Value Portfolio.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                                                               FOR THE PERIOD FROM
                                                                                                 JANUARY 2, 2002
                                                                                                 (COMMENCEMENT OF
                                                              FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                              -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                                       2005(A)    2004(A)    2003(A)    --------------------
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $12.84     $12.03      $8.65            $11.85
                                                               -------    -------    -------        ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                            (0.07)     (0.09)     (0.08)            (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                       1.18       0.90       3.46            (3.09)
                                                               -------    -------    -------        ---------
TOTAL FROM INVESTMENT OPERATIONS                                 1.11       0.81       3.38            (3.20)
                                                               -------    -------    -------        ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                               --         --         --                --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.29)         --         --                --
                                                               -------    -------    -------        ---------
TOTAL DISTRIBUTIONS:                                           (0.29)         --         --                --
                                                               -------    -------    -------        ---------
NET ASSET VALUE, END OF PERIOD                                 $13.66     $12.84     $12.03             $8.65
                                                               -------    -------    -------        ---------
TOTAL RETURN                                                    8.59%      6.73%     39.08%         (27.00)%+
                                                               -------    -------    -------        ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $215.4      $92.5       $6.2              $6.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.99%      1.03%      1.04%           1.05%++
NET INVESTMENT LOSS                                           (0.53)%    (0.74)%    (0.78)%         (0.64)%++
PORTFOLIO TURNOVER RATE                                         74.8%      94.9%      29.8%            19.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:               0.96%*     1.02%*      1.16%           2.10%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER REBATES:     N/A        N/A        N/A           1.03%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not Applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                                                FOR THE PERIOD FROM
                                                                                    MAY 1, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                        2005(A) 2004(A) 2003(A) 2002(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $11.72   $9.81   $7.49     $8.48          $9.55
                                               ------  ------  ------  --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                     0.14    0.08    0.06      0.06         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)       1.83    1.85    2.34    (1.04)         (1.04)
                                               ------  ------  ------  --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                 1.97    1.93    2.40    (0.98)         (1.05)
                                               ------  ------  ------  --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME           (0.07)      --  (0.08)    (0.01)         (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS  (0.62)  (0.02)      --        --             --
                                               ------  ------  ------  --------      ---------
TOTAL DISTRIBUTIONS                            (0.69)  (0.02)  (0.08)    (0.01)         (0.02)
                                               ------  ------  ------  --------      ---------
NET ASSET VALUE, END OF PERIOD                 $13.00  $11.72   $9.81     $7.49          $8.48
                                               ------  ------  ------  --------      ---------
TOTAL RETURN                                   16.77%  19.72%  32.20%  (11.52)%      (11.04)%+
                                               ------  ------  ------  --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $624.2  $304.0   $67.3      $9.4           $3.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                        0.93%   1.06%   1.09%     1.00%        1.00%++
NET INVESTMENT INCOME (LOSS)                    1.18%   0.75%   0.68%     0.73%      (0.01)%++
PORTFOLIO TURNOVER RATE                         84.5%   98.5%   99.0%    114.1%        133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                0.93%*  0.94%*   1.11%     1.86%        5.08%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                   N/A     N/A   1.09%     1.00%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                         NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $12.47                $10.00
                                                                    ------              --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.30                  0.55
NET REALIZED AND UNREALIZED GAINS                                     1.40                  2.42
                                                                    ------              --------
TOTAL FROM INVESTMENT OPERATIONS                                      1.70                  2.97
                                                                    ------              --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --                (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.02)                (0.28)
                                                                    ------              --------
TOTAL DISTRIBUTIONS                                                 (0.02)                (0.50)
                                                                    ------              --------
NET ASSET VALUE, END OF PERIOD                                      $14.15                $12.47
                                                                    ------              --------
TOTAL RETURN                                                        13.61%              29.73%++
                                                                    ------              --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $204.1                 $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.69%                0.84%+
NET INVESTMENT INCOME                                                2.27%                6.76%+
PORTFOLIO TURNOVER RATE                                              13.5%               52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.70%                0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                                                FOR THE PERIOD FROM
                                                                                    MAY 1, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------  DECEMBER 31, 2001(A)
CLASS A                                        2005(A)  2004(A) 2003(A) 2002(A) --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $11.40   $11.61  $11.34  $10.35         $10.03
                                               ------   ------  ------  ------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                            0.40     0.20    0.28    0.33           0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES)     (0.12)     0.40    0.23    0.66           0.40
                                               ------   ------  ------  ------        -------
TOTAL FROM INVESTMENT OPERATIONS                 0.28     0.60    0.51    0.99           0.67
                                               ------   ------  ------  ------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME           (0.01)   (0.81)  (0.13)      --         (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS  (0.07)       --  (0.11)      --         (0.15)
                                               ------   ------  ------  ------        -------
TOTAL DISTRIBUTIONS                            (0.08)   (0.81)  (0.24)      --         (0.35)
                                               ------   ------  ------  ------        -------
NET ASSET VALUE, END OF PERIOD                 $11.60   $11.40  $11.61  $11.34         $10.35
                                               ------   ------  ------  ------        -------
TOTAL RETURN                                    2.46%    5.25%   4.53%   9.57%         6.68%+
                                               ------   ------  ------  ------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $912.6   $578.0  $194.5  $155.0          $59.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                        0.57%    0.57%   0.59%   0.65%        0.65%++
NET INVESTMENT INCOME                           3.42%    1.69%   2.43%   3.06%        3.76%++
PORTFOLIO TURNOVER RATE                        344.2%   416.0%  547.1%  474.4%        346.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER:     0.57%      N/A  0.57%*  0.64%*        1.15%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                RCM GLOBAL TECHNOLOGY PORTFOLIO
                                     (FORMERLY PIMCO PEA INNOVATION PORTFOLIO)*

                                                                                FOR THE PERIOD FROM
                                                                                    MAY 1, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                        2005(A) 2004(A) 2003(A) 2002(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $4.62   $4.83   $3.06    $6.18          $8.06
                                               ------- ------- ------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                             (0.03)  (0.02)  (0.04)   (0.04)         (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)        0.56  (0.19)    1.81   (3.08)         (1.84)
                                               ------- ------- ------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                  0.53  (0.21)    1.77   (3.12)         (1.88)
                                               ------- ------- ------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                --      --      --       --             --
                                               ------- ------- ------- --------      ---------
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS   (0.04)   --+++      --       --             --
                                               ------- ------- ------- --------      ---------
TOTAL DISTRIBUTIONS                             (0.04)      --      --       --             --
                                               ------- ------- ------- --------      ---------
NET ASSET VALUE, END OF PERIOD                   $5.11   $4.62   $4.83    $3.06          $6.18
                                               ------- ------- ------- --------      ---------
TOTAL RETURN                                    11.35% (4.28)%  57.84% (50.49)%      (23.33)%+
                                               ------- ------- ------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $129.3   $81.8   $47.2    $13.0          $16.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                         1.10%   0.96%   1.10%    1.10%        1.10%++
NET INVESTMENT LOSS                            (0.69)% (0.45)% (0.89)%  (0.90)%      (0.90)%++
PORTFOLIO TURNOVER RATE                         290.7%  173.0%  313.0%   227.2%        346.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                  1.19%     N/A   1.26%    1.73%        3.97%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                    N/A     N/A   1.04%    1.04%            N/A

--------------------------------------------------------------------------------
* Effective May 1, 2004, the Portfolio changed its name from PIMCO Innovation Portfolio to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, the Portfolio changed its name to RCM Global Technology Portfolio.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.

  T. ROWE PRICE MID-CAP GROWTH PORTFOLIO*

                                                                                FOR THE PERIOD FROM
                                                                                    MAY 1, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                        2005(A) 2004(A) 2003(A) 2002(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $7.55   $6.39   $4.66    $8.37          $9.76
                                               ------- ------- ------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                             (0.01)  (0.03)  (0.02)   (0.02)         (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)        1.13    1.19    1.75   (3.66)         (1.37)
                                               ------- ------- ------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                  1.12    1.16    1.73   (3.68)         (1.39)
                                               ------- ------- ------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                --      --      --       --             --
DISTRIBUTIONS FROM NET CAPITAL REALIZED GAINS   (0.18)      --      --   (0.03)             --
                                               ------- ------- ------- --------      ---------
TOTAL DISTRIBUTIONS                             (0.18)      --      --   (0.03)             --
                                               ------- ------- ------- --------      ---------
NET ASSET VALUE, END OF PERIOD                   $8.49   $7.55   $6.39    $4.66          $8.37
                                               ------- ------- ------- --------      ---------
TOTAL RETURN                                    14.87%  18.15%  37.12% (44.00)%      (14.24)%+
                                               ------- ------- ------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $258.6  $145.7   $34.8    $16.0          $13.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                         0.80%   0.90%   0.91%    0.80%        0.80%++
NET INVESTMENT LOSS                            (0.08)% (0.41)% (0.37)%  (0.34)%      (0.35)%++
PORTFOLIO TURNOVER RATE                          23.0%   51.7%   56.5%   157.2%         86.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                  0.81% 0.83%**   0.92%    1.10%        2.35%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                    N/A     N/A   0.83%    0.73%            N/A

--------------------------------------------------------------------------------
* Effective January 1, 2003, the Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price Associates, Inc. became the Portfolio's Adviser.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                       Janus Aggressive Growth Portfolio

                           Lazard Mid-Cap Portfolio
               (formerly Met/AIM Mid Cap Core Equity Portfolio)

                       Legg Mason Value Equity Portfolio

                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio

                  Lord Abbett Growth Opportunities Portfolio

                      Lord Abbett Mid-Cap Value Portfolio

                      Met/AIM Small Cap Growth Portfolio

                    MFS(R) Research International Portfolio

                    Neuberger Berman Real Estate Portfolio

                    T. Rowe Price Mid-Cap Growth Portfolio

                    Third Avenue Small Cap Value Portfolio

                          Class A and Class B Shares

                                __PROSPECTUS__

                                  MAY 1, 2006

Like all securities, these securities have not been approved or disapproved by the

Securities and Exchange Commission, nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                             PAGE

           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolios                    3

           THE PORTFOLIOS                                     5

             INVESTMENT SUMMARY                               5
              Janus Aggressive Growth Portfolio               6
              Lazard Mid-Cap Portfolio                        10
              Legg Mason Value Equity Portfolio               14
              Lord Abbett Bond Debenture Portfolio            17
              Lord Abbett Growth and Income Portfolio         22
              Lord Abbett Growth Opportunities Portfolio      26
              Lord Abbett Mid-Cap Value Portfolio             29
              Met/AIM Small Cap Growth Portfolio              33
              MFS(R) Research International Portfolio         36
              Neuberger Berman Real Estate Portfolio          39
              T. Rowe Price Mid-Cap Growth Portfolio          43
              Third Avenue Small Cap Value Portfolio          47

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS     51
             ADDITIONAL INVESTMENT STRATEGIES                 55
             MANAGEMENT                                       68
              The Manager                                     68
              The Advisers                                    70
              Distribution Plan                               76

           YOUR INVESTMENT                                    78
              Shareholder Information                         78
              Dividends, Distributions and Taxes              78
              Sales and Purchases of Shares                   79

           FINANCIAL HIGHLIGHTS                               84

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-three managed investment portfolios or mutual funds, only twelve of which are offered through this Prospectus (the "Portfolios"). Each of the twelve Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A and Class B shares of the Portfolios are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts").

  As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs. Please see the Risk/Reward spectrum on the next page which lists the Portfolios in order of risk/reward from highest to lowest.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

Notice the scale at the right. It covers, in the opinion of the Portfolios' Manager, the full spectrum of risk/ reward of the Portfolios described in this Prospectus. Please note that the scale is for illustration purposes only and is not meant to convey the precise degree of difference in risk/reward among the Portfolios.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The higher a Portfolio is on the risk/ reward spectrum, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment at the lower end of the scale that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio at the higher end of the spectrum may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

                                              JANUS AGGRESSIVE GROWTH PORTFOLIO

                                         NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                         T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                 LAZARD MID-CAP VALUE PORTFOLIO

                                            LORD ABBETT MID-CAP VALUE PORTFOLIO

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO


   Higher-                                                                Lower
   Risk/Reward
                                                                    Risk/Reward

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                       JANUS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in common stocks selected for their growth potential. The Portfolio may also invest to a lesser degree in other types of securities, including preferred stocks, warrants, convertible securities and debt securities. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Portfolio is non-diversified which means that it can invest a greater portion of it assets in a small number of issuers. However, the Portfolio is generally managed as a diversified fund.

The Portfolio may invest without limit in foreign equity and debt securities including American Depositary Receipts. Such foreign securities may include those of emerging market issuers.

The Adviser applies a "bottom up" approach in choosing investments. In other words, the Adviser looks for companies with earnings growth potential one at a time. If the Adviser is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

The Adviser actively manages foreign currency exposure, in conjunction with stock selection, in an attempt to protect and possibly enhance the Portfolio's market value. Through the use of forward foreign currency exchange contracts, the Adviser will adjust the Portfolio's foreign currency weightings to reduce its exposure to currencies deemed unattractive and, in certain circumstances, increase exposure to currencies deemed attractive, as market conditions warrant.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 51, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  Janus Capital Management LLC see page 71

..  For financial highlights see page 84


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02        03     04      05
------    ------  -----  ------
-27.83%   30.90%  8.44%  13.58%

High Quarter:   2nd - 2003    +12.90%
Low Quarter:    3rd - 2002    -16.13%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), a widely recognized unmanaged index the measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market and with the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/05
-----------------------------------------------------
                                   Since    Inception
                          1 Year Inception    Date
------------------------- ------ ---------  ---------
Class A                   13.84%    4.03%     1/2/02
Class B                   13.58%   -3.02%    2/12/01
S&P 500 Index              4.91%   -0.16%*
Russell 1000 Growth Index  5.26%   -4.94%**
*Index performance is from 2/1/01.
**Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.67%   0.67%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.05%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.72%   0.97%
----------------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     74 $     99
--------------------------
3 Years  $    231 $    310
--------------------------
5 Years  $    402 $    539
--------------------------
10 Years $    897 $  1,194
--------------------------

                           LAZARD MID-CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. In complying with this 80% investment requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 51, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005 Lazard Asset Management LLC is the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                           02      03      04      05
                        -------  ------  ------  ------
                        -10.82%  26.17%  14.40%   8.06%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  3rd - 2002 -14.33%





 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 71

..  For financial highlights see page 86

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization is approximately $4.1 billion as of February 28, 2006. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/05
------------------------------------------------
                               Since   Inception
                      1 Year Inception   Date
--------------------- ------ --------- ---------
Class A                8.40%    8.96%    1/2/02
Class B                8.06%   10.64%   10/9/01
Russell Midcap Index  12.65%   15.77%*
*Index performance is
 from 10/1/01.


For information on Lazard Asset Management LLC's prior performance with a comparable fund, see page 72.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee(1)                            0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.10%   0.09%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.80%   1.04%
-----------------------------------------------------------

       (1) The management fee has been restated to reflect a reduction in the fee effective December 19, 2005. Prior to that date, the management fee was 0.73%. The above table and the Example below assume that the management fee reduction had been in place during all of 2005.
         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.77% for Class A shares and 1.01% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     82 $    107
--------------------------
3 Years  $    256 $    333
--------------------------
5 Years  $    446 $    577
--------------------------
10 Years $    993 $  1,276
--------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its net assets in foreign issuers. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 51, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The Portfolio commenced operations on November 1, 2005. As a result, it does not have a significant operating history.

For information on Legg Mason Capital Management, Inc.'s prior performance with a comparable fund, see page 73.





 PORTFOLIO'S MANAGEMENT:

..  Legg Mason Capital Management, Inc. see page 72

..  For performance information for the period ended December 31, 2005 see
   "Financial Highlights" on page 88.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2005. and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                         Class A  Class B
-------------------------------------------------------- -------  -------
Management Fee                                            0.70%    0.70%
--------------------------------------------------------------------------
12b-1 Fees                                                None     0.25%
--------------------------------------------------------------------------
Other Expenses                                            7.57%    3.59%
--------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses Before Expense
 Waiver/Repayment to Manager                              8.27%    4.54%
--------------------------------------------------------------------------
Contractual Expense
 (Waiver)/Repayment to Manager*                           (7.47)%  (3.49)%
--------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver/Repayment to Manager                        0.80%    1.05%
--------------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     82 $    108
--------------------------
3 Years  $  1,818 $  1,077
--------------------------
5 Years  $  3,434 $  2,052
--------------------------
10 Years $  7,010 $  4,521
--------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

Under normal circumstances, the Portfolio invests substantially all (at least 80%) of its net assets in debt securities of various types. To pursue its goal, the Portfolio normally invests substantially all of its net assets in high yield and investment grade debt securities, but may also invest in securities convertible into common stocks. The Portfolio may invest up to 80% of its total assets in high yield/high risk debt securities (junk bonds). Debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer. In no event will the Portfolio invest more than 10% of its gross assets at the time of investment in debt securities which are in default as to interest or principal. At least 20% of the Portfolio's assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may also invest up to 20% of its net assets in equity securities including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the duration of the Portfolio's debt securities will be between 3 to 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 51, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  97      98      99      00      01      02      03      04     05
------  ------  ------  ------  ------  ------  ------  -----  -----
15.63%   6.26%   3.40%   0.87%   3.76%  -0.39%  19.52%  8.43%  1.81%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%





 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 73

..  For financial highlights see page 84

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/05, as applicable, with the Credit Suisse First Boston High Yield Index, which is representative of the lower rated debt (including non-convertible-preferred stocks) investments in the Portfolio, and with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

           Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                                Since   Inception
                                1 Year 5 Year Inception   Date
------------------------------- ------ ------ --------- ---------
Class A                          1.81%  6.40%   7.28%    5/1/96
Class B                          1.49%    --    5.91%    4/3/01
Credit Suisse First Boston High
 Yield Index                     2.26%  9.82%   7.09%*
Lehman Brothers Aggregate
 Bond Index                      2.43%  5.87%   6.64%*
*Index performance is from 5/1/96.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.51%   0.51%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.05%   0.05%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%   0.81%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     57 $     83
--------------------------
3 Years  $    180 $    260
--------------------------
5 Years  $    314 $    451
--------------------------
10 Years $    703 $  1,005
--------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To achieve long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of February 28, 2006, the market capitalization range of the Russell 1000 Index was $264 million to $377 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that an investment may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks may limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 51, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999).

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 73

..  For financial highlights see page 92


The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  96      97      98      99      00      01      02      03      04      05
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
19.45%  24.60%  12.89%  16.56%  14.68%  -5.73% -17.95%  31.06%  12.92%  3.68%

High Quarter:   2nd - 2003    +17.86%
Low Quarter:    3rd - 2002    -19.80%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

 Average Annual Total Return as of 12/31/05
---------------------------------------------
                                    Inception
              1 Year 5 Year 10 Year   Date
------------- ------ ------ ------- ---------
Class A        3.68%  3.48%  10.30% 12/11/89
Class B        3.39%    --      --   3/22/01
S&P 500 Index  4.91%  0.54%   9.07%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee(1)                           0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.04%   0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses#  0.54%   0.79%
----------------------------------------------------------

      (1) The management fee has been restated to reflect a reduction in the fee effective January 1, 2006. Prior to that date the management fee was 0.51%. The above table and Example assume the management fee reduction had been in place during all of 2005.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.52% for Class A shares and 0.77% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     55 $     81
--------------------------
3 Years  $    174 $    253
--------------------------
5 Years  $    302 $    440
--------------------------
10 Years $    678 $    981
--------------------------

                  LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 65% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely used benchmark for mid-cap stock performance. As of February 28, 2006, the market capitalization range of the Russell Midcap Index was approximately $264 million to $22.5 billion. This market capitalization range will vary in response to changes in the market over time. The Portfolio uses a growth style of investing which means that the Adviser favors companies that show the potential for strong revenue and earnings growth.

Typically, in choosing stocks, the Adviser looks for mid-sized companies using:

  . fundamental research to identify companies likely to produce superior returns over a two to five year time frame, by analyzing the dynamics in each company within its industry and within the economy

  . quantitative research to identify companies with superior growth possibilities

The Portfolio may also invest in equity securities such as convertible fixed income securities, warrants, American Depositary Receipts and similar instruments.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 51, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                        2002     2003     2004     2005
                       ------   ------   ------   ------
                      -24.41%   35.70%   12.45%    4.58%

                      High Quarter: 2nd - 2003  +17.43%
                      Low Quarter:  3rd - 2002  -15.77%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization is approximately $4.1 billion. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/04
------------------------------------------------
                               Since   Inception
                      1 Year Inception   Date
--------------------- ------ --------- ---------
Class A                4.71%   2.84%     5/1/01
Class B                4.58%   1.53%    2/12/01
Russell Midcap Growth
 Index                12.10%   0.26%*
*Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 73

..  For financial highlights see page 94

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Class A  Class B
        ---------------------------------------------------------------
        Management Fee                                 0.70%    0.70%
        ---------------------------------------------------------------
        12b-1 Fees                                     None     0.25%
        ---------------------------------------------------------------
        Other Expenses                                 0.29%    0.29%
        ---------------------------------------------------------------
        Total Annual Portfolio Operating
         Expenses Before Expense Waiver/Repayment to
         Manager                                       0.99%    1.24%
        ---------------------------------------------------------------
        Contractual Expense (Waiver)/Repayment to
         Manager*                                      (0.05)%  (0.05)%
        ---------------------------------------------------------------
        Total Annual Portfolio Operating
         Expenses After Expense Waiver/Repayment to
         Manager#                                      0.94%    1.19%
        ---------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. In 2005 broker fee reimbursement brought the Portfolios' Total Annual Operating Expenses below the expense caps, and the Portfolio reimbursed the Manager, for expenses waived in prior years, amounts to bring Total Annual Portfolio Operating Expenses to the cap levels. If the broker fee reimbursements were shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.90% for Class A shares and 1.15% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B
------------------------
1 Year   $   96  $  122
------------------------
3 Years  $  312  $  391
------------------------
5 Years  $  545  $  680
------------------------
10 Years $1,213  $1,502
------------------------

                      LORD ABBETT MID-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Mid Cap Index, a widely-used benchmark for mid-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell Mid Cap Index was $890 million to $14.6 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 51, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 73

..  For financial highlights see page 96


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

 1998     1999     2000     2001     2002     2003     2004     2005
------   ------   ------   ------   ------   ------   ------   ------
 2.57%    5.71%   52.87%    8.10%   -9.31%   26.15%   24.82%    8.28%

                      High Quarter: 2nd - 1999  +16.83%
                      Low Quarter:  3rd - 1998  -17.02%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/05, as applicable, with the Russell Midcap Index, a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index and with the S&P 400/Citigroup Value Index, a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

              Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------------
                                                     Since    Inception
                                     1 Year 5 Year Inception    Date
------------------------------------ ------ ------ ---------  ---------
Class A                               8.28% 10.82%   13.41%    8/20/97
Class B                               8.05%    --    11.89%     4/3/01
Russell Midcap Index                 12.65%  8.45%   10.22%*
S&P 400/Citigroup Value Index        11.60% 12.38%   12.76%**
* Index performance is from 8/20/97.
**Index performance is from 8/1/97.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
----------------------------------------- ------- -------
Management Fee                             0.68%   0.68%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.08%   0.08%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.76%   1.01%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B
------------------------
1 Year    $ 78   $  104
------------------------
3 Years   $244   $  323
------------------------
5 Years   $424   $  560
------------------------
10 Years  $945   $1,241
------------------------

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 51, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

 PORTFOLIO MANAGEMENT:

..  AIM Capital Management, Inc. see page 70

..  For financial highlights see page 98


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

                02     03       04       05
             -------  ------  ------  ------
             -27.50%  38.86%  6.43%   8.27%

            High Quarter: 2nd - 2003   +20.75%
            Low Quarter:  3rd - 2002   -18.43%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/05
----------------------------------------------------
                                  Since    Inception
                         1 Year Inception    Date
------------------------ ------ ---------  ---------
Class A                   8.59%    4.15%     1/2/02
Class B                   8.27%    7.90%    10/9/01
Russell 2000 Index        4.55%   14.14%*
Russell2000 Growth Index  4.15%   10.96%**

                  * Index performance is from 10/1/01.
                 ** Index performance is from 10/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B
------------------------------------------------------------------
Management Fee                                      0.90%   0.90%
------------------------------------------------------------------
12b-1 Fees                                          None    0.25%
------------------------------------------------------------------
Other Expenses                                      0.06%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/ Repayment to Manager        0.96%   1.22%
------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         1.00%   1.26%
------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.05% and 1.30%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.99% for Class A shares and 1.25% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $    103 $    129
--------------------------
3 Years  $    320 $    402
--------------------------
5 Years  $    555 $    695
--------------------------
10 Years $  1,229 $  1,530
--------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of foreign companies. The Portfolio focuses on foreign companies (including up to 25% of its net assets in emerging market issues) that the Portfolio's Adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio may invest in companies of any size. The Portfolio does not emphasize any particular country and, under normal market conditions, will be invested in at least five countries. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

The Portfolio's assets are allocated among various sectors. A committee of investment research analysts selects securities for the Portfolio. The committee includes investment analysts employed by the Adviser and its affiliates.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 51, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04       05
-------  ------  ------  ------
-11.80%  32.04%  19.56%  16.42%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
------------------------------------------
                            Since   Inception
                   1 Year Inception   Date
---------------    ------ --------- ---------
Class A            16.77%   8.35%     5/1/01
Class B            16.42%   6.75%    2/12/01
MSCI EAFE Index    14.02%   5.04%*
* Index performance is from 2/1/01.



 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 74

..  For financial highlights see page 100

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 as adjusted to reflect current expense limitations and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B
------------------------------------------------------------------
Management Fee                                      0.74%   0.74%
------------------------------------------------------------------
12b-1 Fees                                          None    0.25%
------------------------------------------------------------------
Other Expenses                                      0.17%   0.18%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         0.91%   1.17%
------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         0.96%   1.22%
------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. Prior to May 1, 2005, the expense limitations for Class A and Class B shares were 1.10% and 1.35%, respectively.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.93% for Class A shares and 1.19% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     98 $    125
--------------------------
3 Years  $    307 $    389
--------------------------
5 Years  $    533 $    674
--------------------------
10 Years $  1,182 $  1,484
--------------------------

                    NEUBERGER BERMAN REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in equity securities issued by real estate investment trusts ("REITs") and common stocks and other securities issued by other real estate companies. The Portfolio defines a real estate company as one that derives at least 50% of its revenue from, or has at least 50% of its assets in, real estate. A REIT is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. REITS are not taxed on income distributed to shareholders, provided they comply with the requirements of the Internal Revenue Code. REITs tend to be small- to mid-cap companies in relation to the equity markets as a whole.

REITs are generally classified as Equity REITs, Mortgage REITs and Hybrid REITs, Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

The Portfolio may invest up to 20% of its net assets in debt securities. These debt securities can be either investment grade or below investment grade, provided that, at the time of purchase, they are rated at least B by Moody's or S&P or, if unrated by either of these, deemed by the Portfolio's Adviser to be of comparable quality.

The Portfolio's Adviser makes investment decisions through a fundamental analysis of each company. The Adviser reviews each company's current financial condition and industry position, as well as economic and market conditions. In doing so, it evaluates the company's growth potential, earnings estimates and quality of management, as well as other factors. The Adviser believes that its investment approach is distinct in that it uses an objective combination of traditional securities analysis and direct real estate analysis, while placing great emphasis upon the property sector weightings. The Adviser generally adheres to a strict valuation methodology--price to net asset value per share, cash flow multiple versus growth rate and relative valuation--which guide the Adviser's buy and sell decisions.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

 PORTFOLIO MANAGEMENT:

..  Neuberger Berman Management, Inc. see page 75

..  For financial highlights see page 102

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of
the following risks, which are described in detail on page   51, any of which
could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Real estate investment risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Market capitalization risk

  .  Investment style risk

In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                      Year-by-Year Total Return as of 12/31

                                       05
                                     ------
                                     13.29%

                         High Quarter: 2nd-2005   14.56%
                         Low Quarter:  1st-2005   -6.90%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 as applicable, with the NAREIT Equity Index. The NAREIT Equity Index is an unmanaged index that measures the performance of the of all publicly traded equity REITs. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

    Average Annual Total Return as of 12/31/05
---------------------------------------------------
                                  Since   Inception
                         1 Year Inception   Date
------------------------ ------ --------- ---------
Class A                  13.61%   26.13%   5/1/04
Class B                  13.29%   25.80%   5/1/04
NAREIT Equity REIT Index 12.13%   29.66%*
*Index performance is from 5/1/04.

For information on Neuberger Berman Management, Inc.'s prior performance with a comparable fund see page 75.

FEES AND EXPENSES:

This following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.67%   0.67%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.03%   0.03%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.70%   0.95%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15% respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.69% for Class A shares and 0.94% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time period indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     72 $     97
--------------------------
3 Years  $    225 $    304
--------------------------
5 Years  $    391 $    528
--------------------------
10 Years $    873 $  1,171
--------------------------

                    T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. Although the Adviser expects the Portfolio to operate as a diversified investment company, the Portfolio will retain its "non-diversified" classification to give the Adviser the flexibility to pursue a more selective investment strategy.

 PORTFOLIO MANAGEMENT:

..  T. Rowe Price Associates, Inc. see page 76

..  For financial highlights see page 104


PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 51, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class B shares, the Portfolio's oldest Class. The Portfolio's Class A shares commenced operations on May 1, 2001.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05
------   ------  ------  ------
-44.04%  36.64%  17.82%  14.63%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/05
------------------------------------------------------
                                      Since   Inception
                             1 Year Inception   Date
---------------------------  ------ --------- ---------
Class A                      14.87%   (2.37)%   5/1/01
Class B                      14.63%   (3.01)%  2/12/01
Russell Midcap Growth Index  12.10%    0.26%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 as adjusted to reflect current expenses and expense limitations and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.75%   0.75%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.07%   0.07%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.82%   1.07%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. Prior to May 1, 2005, the expense limitations for Class A and Class B shares were 0.95% and 1.20%, respectively. In addition, the Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing February 17, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2005 was 0.74%.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.81% for Class A shares and 1.06% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     84 $    110
--------------------------
3 Years  $    263 $    342
--------------------------
5 Years  $    457 $    593
--------------------------
10 Years $  1,017 $  1,311
--------------------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations no greater than nor less than the range of market capitalizations of companies in the Russell 2000 Index or the S&P 600 Index at the time of the investment. The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

The Portfolio is non-diversified, which means that the Portfolio may have fewer investments than diversified mutual funds of comparable size. However, the Portfolio currently intends to operate as a diversified fund.

 PORTFOLIO MANAGEMENT:

..  Third Avenue Management LLC see page 76

..  For financial highlights see page 106

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 51, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

In addition, because the Portfolio may invest in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for the full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31

  03      04      05
------  ------  ------
41.41%  26.50%  15.48%

High Quarter:   2nd - 2003    +18.25%
Low Quarter:    1st - 2003     -3.38%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/05
-------------------------------------------------------------
                                            Since   Inception
                                   1 Year Inception   Date
---------------------------------- ------ --------- ---------
Class A                            15.82%   16.10%   5/1/02
Class B                            15.48%   15.86%   5/1/02
Russell 2000 Value Index            4.71%   10.86%*
*Index performance is from 5/1/02.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.75%   0.75%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.06%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.81%   1.05%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.95% and 1.20%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     83 $    108
--------------------------
3 Years  $    260 $    336
--------------------------
5 Years  $    451 $    582
--------------------------
10 Years $  1,005 $  1,288
--------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation.

Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                                                 LEGG      LORD
                                                                                      JANUS      MASON    ABBETT
                                                                                    AGGRESSIVE   VALUE     BOND
                                                                                      GROWTH    EQUITY   DEBENTURE
                                                                                    PORTFOLIO  PORTFOLIO PORTFOLIO
BRADY BONDS
------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                                          X
------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                                  X          X         X
------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                     X          X         X
------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                                 X
------------------------------------------------------------------------------------------------------------------
FUTURES
------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                           X
------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                 X                    X
------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                               X                    X
------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                        X                    X
------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL
PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN
THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE
AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN
CORPORATIONS                                                                            X                    X
------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                    X          X         X
------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                      X
------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                      X
------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                      X
------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                        X          X         X
------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT
COMPANIES                                                                               X
------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS                               X
------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                 X                    X
------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                        X          X         X
------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                           X          X
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                                                        X
------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                                                X
------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                     X                    X
------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                        X                    X
------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                              X                    X
------------------------------------------------------------------------------------------------------------------

                                          LORD
                                         ABBETT       LORD        LORD               MET/AIM                NEUBERGER
                                         GROWTH      ABBETT      ABBETT               SMALL      MFS(R)      BERMAN
                                           AND       GROWTH      MID-CAP   LAZARD      CAP      RESEARCH      REAL
                                         INCOME   OPPORTUNITIES   VALUE    MID-CAP   GROWTH   INTERNATIONAL  ESTATE
                                        PORTFOLIO   PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO   PORTFOLIO
BRADY BONDS
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                      X           X           X         X         X           X
---------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                         X           X           X         X         X           X
---------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
---------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                       X         X           X
---------------------------------------------------------------------------------------------------------------------
FUTURES                                                                       X         X           X
---------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
---------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
---------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                           X           X                               X
---------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                             X
---------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                   X                                 X         X           X
---------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED
AND DELAYED DELIVERY SECURITIES                                                                     X           X
---------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT
OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND
CERTIFICATES OF DEPOSIT ISSUED OR
GUARANTEED BY BANK HOLDING COMPANIES
IN THE U.S., THEIR SUBSIDIARIES AND
FOREIGN BRANCHES OR OF THE WORLD BANK;
VARIABLE AMOUNT MASTER DEMAND NOTES
AND VARIABLE RATE NOTES ISSUED BY U.S.
AND FOREIGN CORPORATIONS                                                      X         X           X           X
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                                            X
---------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
---------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                                  X           X
---------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                  X
---------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                              X
---------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                                    X           X
---------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT
COMPANIES INCLUDING PASSIVE FOREIGN
INVESTMENT COMPANIES                                                                                X
---------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING
GNMA CERTIFICATES, MORTGAGE-BACKED
BONDS                                                                                               X
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
---------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                    X           X
---------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND
ZERO-COUPON BONDS
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                            X           X           X         X         X           X           X
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                           X           X         X         X           X           X
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                       X           X           X
---------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS               X           X           X
---------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                         X                                                       X           X
---------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                            X                                 X         X           X
---------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                                       X
---------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                    X         X           X           X
---------------------------------------------------------------------------------------------------------------------

                                                                                               T. ROWE    THIRD
                                                                                                PRICE    AVENUE
                                                                                               MID-CAP  SMALL CAP
                                                                                               GROWTH     VALUE
                                                                                              PORTFOLIO PORTFOLIO
BRADY BONDS
-----------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                                         X
-----------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                                            X         X
-----------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                               X         X
-----------------------------------------------------------------------------------------------------------------
DERIVATIVES:
-----------------------------------------------------------------------------------------------------------------
OPTIONS                                                                                           X
-----------------------------------------------------------------------------------------------------------------
FUTURES                                                                                           X
-----------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
-----------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                                     X         X
-----------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                           X         X
-----------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                                         X         X
-----------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                                  X
-----------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND
CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES
AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                                   X
-----------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES
-----------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                                X
-----------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                                X         X
-----------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES
-----------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                                  X
-----------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES          X         X
-----------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS                              X
-----------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
-----------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
-----------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS
-----------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                                  X         X
-----------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                                     X         X
-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                                             X         X
-----------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                                               X
-----------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                               X
-----------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                                  X         X
-----------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
-----------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                                  X
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                                        X         X
-----------------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the 1940 Act, and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS.   Reverse repurchase agreements involve the sale
of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae.

Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of Janus Aggressive Growth Portfolio and Lord Abbett Growth Opportunities Portfolio, generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. Janus Aggressive Growth Portfolio and Lord Abbett Growth Opportunities Portfolio, generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of each Portfolio. The advisory fees for each Portfolio are:

PORTFOLIO                                  ADVISORY FEE
Janus Aggressive Growth Portfolio          0.75% of first $25 million of such assets plus
                                           0.70% of such assets over $25 million up to $250 million
                                           plus 0.65% of such assets over $250 million up to $1 billion plus 0.55% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Lazard Mid-Cap Portfolio                   0.70% of first $500 million of such assets plus 0.675% of
                                           such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio          Before such assets reach $350 million 0.70% of such
                                           assets. After such assets reach $350 million - whether or
                                           not such assets remain above or below $350 million -
                                           0.65% of the first $200 million of such assets plus 0.63% of such assets over $200 million.
-------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio       0.60% of first $250 million of such assets plus
                                           0.55% of such assets over $250 million up to $500 million
                                           plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio    0.60% of first $600 million of such assets plus
                                           0.55% of such assets over $600 million up to $1.1 billion
                                           plus 0.50% of such assets over $1.1 billion up to $1.5
                                           billion plus 0.45% of such assets over $1.5 billion
-------------------------------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio 0.70% of first $200 million of such assets plus 0.65% of such assets over $200 million up to $500 million plus
                                           0.625% of such assets over $500 million
-------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio        0.70% of first $200 million of such assets plus 0.65% of
                                           such assets over $200 million up to $500 million plus
                                           0.625% of such assets over $500 million
-------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio         0.90% of first $500 million of such assets plus
                                           0.85% of such assets over $500 million
-------------------------------------------------------------------------------------------------------

PORTFOLIO                               ADVISORY FEE
MFS(R) Research International Portfolio 0.80% of first $200 million of such assets plus
                                        0.75% of such assets over $200 million up to $500 million
                                        plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate Portfolio  0.70% of first $200 million of such assets plus
                                        0.65% of such assets over $200 million up to $750 million
                                        plus 0.55% of such assets over $750 million
----------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio  0.75% of such assets
----------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio  0.75% of first $1 billion of such assets plus
                                        0.70% of such assets over $1 billion
----------------------------------------------------------------------------------------------------

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in the Trust's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios:

                                                 TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                 (% OF DAILY NET ASSETS)
      Janus Aggressive Growth Portfolio                    0.90%
      Lazard Mid-Cap Portfolio                             0.80%
      Legg Mason Value Equity Portfolio                    0.80%
      Lord Abbett Growth Opportunities Portfolio           0.90%
      Met/A I M Small Cap Growth Portfolio                 1.05%
      MFS(R) Research International Portfolio              1.00%
      Neuberger Berman Real Estate Portfolio               0.90%
      T. Rowe Price Mid-Cap Growth Portfolio               0.90%
      Third Avenue Small Cap Value Portfolio               0.95%

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

A I M CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolios, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $128 billion as of December 31, 2005.

The Adviser uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are:

  . Juliet S. Ellis (lead manager), Senior Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . Juan R. Hartsfield, Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the Team may change from time to time.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Aggressive Growth Portfolio of the Trust. Janus began serving as an investment adviser in 1969 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus is a subsidiary of Janus Capital Group Inc. As of December 31, 2005, Janus Capital Group, Inc. managed approximately $148 billion in assets.

  . Claire Young, CFA, Vice President of the Adviser. Ms. Young has been the portfolio manager of the Janus Olympus Fund since August, 1997. Ms. Young joined Janus in January, 1992.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid-Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. The Adviser and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $77.6 billion as of December 31, 2005. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . Christopher Blake Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and U. S. Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . Gary Buesser, CFA Senior Vice President, Portfolio Manager. Gary Buesser is a Senior Vice President of Lazard. He is a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining the Lazard in 2000, Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. He began working in the investment field in 1983.

  . Robert A. Failla, CFA Senior Vice President, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003, Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . Andrew Lacey, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Lazard Mid-Cap Portfolio and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. by Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.

The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1- and 5- year periods and since inception on 12/31/95 through 12/31/05 with the S&P Mid Cap 400 Index, an unmanaged index which measures the performance of mid-sized companies and covers approximately 7% of the U.S. equities market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                                           Since
                                         1 Year  5 Year  Inception
---------------------------------------- ------ ------   ---------
Lazard Mid Cap Fund--Institutional Class  8.89% (11.13)%   10.90%
S&P Mid Cap 400 Index                    12.56%  (8.60)%   12.11%

LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2005, LMCM and its sister companies had aggregate assets under management of approximately $60.2 billion.

  . Mary Chris Gay, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Portfolio and the Legg Mason Value Trust, Inc. ("Legg Mason Value Trust"), which is also advised by LMCM, have substantially similar investment objectives, policies and strategies. LMCM began managing the Legg Mason Value Trust on April 1, 2005. Prior to that date, the Legg Mason Value Trust was managed by Legg Mason Funds Management, Inc. ("LMFM"), an affiliate of LMCM. LMFM and LMCM have substantially the same portfolio management personnel. The Legg Mason Value Trust is managed in the same manner both before and after April 1, 2005. Since the Portfolio commenced operations in November, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of LMCM, performance information regarding the Legg Mason Value Trust is presented. Management fees paid by the Legg Mason Value Trust are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Legg Mason Value Trust, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Legg Mason Value Equity Trust, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Legg Mason Value Trust and the Portfolio will vary.

The table below compares the Legg Mason Value Trust's average annual compounded total returns for the 1-, 5- and 10-year periods through December 31, 2005, with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). The S&P 500 Index is a market capitalization-weighted index, composed of 500 widely held common stocks that are generally considered representative of the U.S. stock markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Legg Mason Value Trust--Primary Class shares  5.32%  4.48%  15.19%
S&P 500 Index                                 4.91%  0.54%   9.07%

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income Lord Abbett Growth Opportunities and Lord Abbett Mid-Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 31, 2005.

LORD ABBETT BOND DEBENTURE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Eli M. Salzmann and Sholom Dinsky head the team and have the joint and primary responsibility for the day-to-day management of the Portfolio. The other senior member of the team is Kenneth G. Fuller. Messrs. Salzmann and Dinsky are Partners of Lord Abbett. Messrs. Salzmann and Dinsky have been with Lord Abbett since 1997 and 2000, respectively. Mr. Fuller, Investment Manager--Large Cap Value, joined Lord Abbett in 2002 from Pioneer Investment Management, Inc., where he served as Portfolio Manager and Senior Vice President from 1999 to 2002. Prior thereto, he served as a Principal of Manley, Fuller Asset Management.

LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. The investment management team is headed by Kevin P. Ferguson who is primarily responsible for the day-to-day management of the Portfolio. Mr. Ferguson, Partner and Mid Cap Growth Investment Manager, joined Lord Abbett in 1999.

LORD ABBETT MID-CAP VALUE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Edward K. von der Linde heads the team and the other senior members of the team are Eileen Banko, Howard E. Hansen, and David G. Builder. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Portfolio. Mr. von der Linde is a Partner and joined Lord Abbett in 1988. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995, Ms. Banko, Equity Analyst, joined Lord Abbett in 1990, and Mr. Builder, Equity Analyst, joined Lord Abbett in 1998.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services, which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005.

  . The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

  . Mr. Melendez, Vice President of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . Mr. Garcia, Vice President of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

NEUBERGER BERMAN MANAGEMENT, INC. ("Neuberger Berman"), 605 Third Avenue, 2/nd/ Floor, New York, New York 10158, is the Adviser to the Neuberger Berman Real Estate Portfolio of the Trust. Neuberger Berman is a wholly-owned subsidiary of Lehman Brothers Holdings, Inc., a publicly owned company. The firm and its affiliates manage $107.4 billion in total assets as of December 31, 2005 and continue an asset management history that began in 1939.

  . Steven R. Brown, a Vice President of Neuberger Berman and a Managing Director of Neuberger Berman, LLC. He joined Neuberger Berman in 2002 and from 1997 to 2002, he was a portfolio co-manager of a comparable fund at an investment firm specializing in securities of REITs.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Neuberger Berman Real Estate Portfolio and the Neuberger Berman Real Estate Fund, which is also advised by Neuberger Berman, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in April 2004, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Neuberger Berman, performance information regarding the Neuberger Berman Real Estate Fund is presented. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Neuberger Berman Real Estate Fund and the Portfolio will vary.

The table below compares the Neuberger Berman Real Estate Fund's average annual compounded total returns for the 1-year period and since inception of the Trust Class shares on 5/01/02 through 12/31/04 with the NAREIT Equity REIT Index, an unmanaged index which tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

     Average Annual Total Return as of 12/31/04
---------------------------------------------------
                                             Since
                                    1 Year Inception
----------------------------------- ------ ---------
Neuberger Berman Real Estate Fund--
 Trust Class shares                 13.08%   22.11%
NAREIT Equity REIT Index            12.13%   19.52%

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid-Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2005, T. Rowe Price and its affiliates managed over $269.5 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. Brian W. H. Berghuis acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and has been managing investments since 1988.

THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, NY 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2005 had over $20.2 billion in assets under management.

  . Curtis Jensen, Co-Portfolio Manager and Co-Chief Investment Officer of the Adviser. Mr. Jensen has been employed by the Adviser and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . Ian Lapey, Co-Portfolio Manager. Mr. Lapey has been employed by the Adviser and its predecessor since 2001 as a portfolio manager and senior research analyst. Prior to joining the Adviser, Mr. Lapey was an equity research analyst with Credit Suisse First Boston from 1997 to 2001.

DISTRIBUTION PLAN

Each Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% of the average daily net assets of each Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com); (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares and Class B shares of each Portfolio only to the separate accounts of MetLife to fund Contracts. Class E shares of the Portfolios are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A shares and Class B shares financial performance for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.

                                              JANUS AGGRESSIVE GROWTH PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                         JANUARY 2, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $7.65      $7.03       $5.37             $7.44
                                                      ------     ------      -------        ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                              --       0.01      (0.01)              0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)              1.06       0.61        1.67            (2.08)
                                                      ------     ------      -------        ---------
TOTAL FROM INVESTMENT OPERATIONS                        1.06       0.62        1.66            (2.07)
                                                      ------     ------      -------        ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --         --          --          (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.01)         --          --                --
                                                      ------     ------      -------        ---------
TOTAL DISTRIBUTIONS                                   (0.01)         --          --          (0.00)+++
                                                      ------     ------      -------        ---------
NET ASSET VALUE, END OF PERIOD                         $8.70      $7.65       $7.03             $5.37
                                                      ------     ------      -------        ---------
TOTAL RETURN                                          13.84%      8.82%      30.91%         (27.78)%+
                                                      ------     ------      -------        ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $500.4     $250.8       $19.9              $2.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.72%      0.90%       0.89%           0.85%++
NET INVESTMENT INCOME (LOSS)                             --%      0.15%     (0.09)%           0.11%++
PORTFOLIO TURNOVER RATE                               121.0%     104.7%       91.5%            92.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
RATES:                                                0.72%*     0.85%*      0.90%*           1.43%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                 N/A        N/A       0.89%           0.77%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  JANUS AGGRESSIVE GROWTH PORTFOLIO

                                                                               FOR THE PERIOD FROM
                                                                                FEBRUARY 12, 2001
                                                                                 (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                           --------------------------------    DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A)   2002(A)   --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $7.58   $6.99   $5.34    $7.40            $10.00
                                           ------- ------- ------- --------          --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                (0.02)  (0.01)  (0.02)   (0.01)                --+++
NET REALIZED AND UNREALIZED GAINS (LOSSES)    1.05    0.60    1.67   (2.05)            (2.60)
                                           ------- ------- ------- --------          --------
TOTAL FROM INVESTMENT OPERATIONS              1.03    0.59    1.65   (2.06)            (2.60)
                                           ------- ------- ------- --------          --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --      --   (0.00)+++             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.01)      --      --       --                --
GAINS                                      ------- ------- ------- --------          --------
TOTAL DISTRIBUTIONS                         (0.01)      --      --   (0.00)+++             --
                                           ------- ------- ------- --------          --------
NET ASSET VALUE, END OF PERIOD               $8.60   $7.58   $6.99    $5.34             $7.40
                                           ------- ------- ------- --------          --------
TOTAL RETURN                                13.58%   8.44%  30.90% (27.83)%          (26.00)%+
                                           ------- ------- ------- --------          --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $277.8  $339.5  $252.6    $46.8             $15.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     0.97%   1.15%   1.14%    1.10%             1.10%++
NET INVESTMENT LOSS                        (0.25)% (0.11)% (0.37)%  (0.18)%           (0.11)%++
PORTFOLIO TURNOVER RATE                     121.0%  104.7%   91.5%    92.7%             98.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                 0.97%*  1.08%*  1.18%*    1.69%             4.03%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                          N/A     N/A   1.13%    1.00%               N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                      LAZARD MID-CAP PORTFOLIO*
                               (FORMERLY MET/AIM MID CAP CORE EQUITY PORTFOLIO)

                                                                                       FOR THE PERIOD FROM
                                                                                         JANUARY 2, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $14.13     $12.33      $9.85            $10.98
                                                       -------    -------    -------        ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.04       0.08       0.01              0.03
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.16       1.72       2.58            (1.15)
                                                       -------    -------    -------        ---------
TOTAL FROM INVESTMENT OPERATIONS                         1.20       1.80       2.59            (1.12)
                                                       -------    -------    -------        ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.06)         --     (0.01)          (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.62)         --     (0.10)            (0.01)
                                                       -------    -------    -------        ---------
TOTAL DISTRIBUTIONS                                    (1.68)         --     (0.11)            (0.01)
                                                       -------    -------    -------        ---------
NET ASSET VALUE, END OF PERIOD                         $13.65     $14.13     $12.33             $9.85
                                                       -------    -------    -------        ---------
RATIOS/SUPPLEMENTAL DATE:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $89.0      $58.8       $4.5              $4.2
TOTAL RETURN                                            8.40%     14.60%     26.42%         (10.18)%+
                                                       -------    -------    -------        ---------
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.79%      0.85%      0.93%           0.90%++
NET INVESTMENT INCOME                                   0.63%      0.59%      0.10%           0.26%++

PORTFOLIO TURNOVER RATE                                170.0%      90.7%      36.2%            37.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.82%**    0.83%**    0.96%**           1.64%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                  N/A        N/A      0.92%           0.86%++

--------------------------------------------------------------------------------
* Effective December 19, 2005, the Portfolio changed its name from Lazard Mid-Cap Portfolio and Lazard Asset Management LLC because the Portfolio's Adviser.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID-CAP PORTFOLIO*
(FORMERLY MET/AIM MID CAP CORE EQUITY PORTFOLIO)

                                                                                      FOR THE PERIOD FROM
                                                                                        OCTOBER 9, 2001
                                                                                       (COMMENCEMENT OF
                                                  FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                               -----------------------------------     DECEMBER 31, 2001
CLASS B                                        2005(A) 2004(A)  2003(A)     2002(A)   -------------------
--------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $14.05  $12.29   $9.83      $11.02          $14.27
                                               ------- ------- -------    --------          ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME LOSS                        0.05    0.02  (0.01)          --            0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)        1.10    1.74    2.57      (1.18)            1.86
                                               ------- ------- -------    --------          ------
TOTAL FROM INVESTMENT OPERATIONS                  1.15    1.76    2.56      (1.18)            2.03
                                               ------- ------- -------    --------          ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            (0.01)      --      --+++       --+++           --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS   (1.62)      --  (0.10)      (0.01)          (0.19)
                                               ------- ------- -------    --------          ------
TOTAL DISTRIBUTIONS                             (1.63)      --  (0.10)      (0.01)          (0.19)
                                               ------- ------- -------    --------          ------
NET ASSET VALUE, END OF PERIOD                  $13.57  $14.05  $12.29       $9.83          $16.11
                                               ------- ------- -------    --------          ------
TOTAL RETURN                                     8.06%  14.32%  26.03%    (10.73)%          14.24%+
                                               ------- ------- -------    --------          ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $200.4  $211.0  $211.8       $32.8          $554.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                         1.03%   1.08%   1.19%       1.15%           1.19%++
NET INVESTMENT INCOME/(LOSS)                     0.38%   0.16% (0.08)%          --           1.11%
PORTFOLIO TURNOVER RATE                         170.0%   90.7%   36.2%       37.1%           12.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER
AND BROKER REBATES:                            1.07%** 1.03%** 1.15%**       1.91%            1.2%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                    N/A     N/A   1.19%       1.12%           1.19%

--------------------------------------------------------------------------------
* Effective December 19, 2005, the Portfolio changed its name from Lazard Mid-Cap Portfolio and Lazard Asset Management LLC because the Portfolio's Adviser.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                    NOVEMBER 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS A                                                                           DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.00
                                                                                         ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                        --
NET REALIZED AND UNREALIZED GAINS                                                          0.65
                                                                                         ------
TOTAL FROM INVESTMENT OPERATIONS                                                           0.65
                                                                                         ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                --
                                                                                         ------
TOTAL DISTRIBUTIONS                                                                          --
                                                                                         ------
NET ASSET VALUE, END OF PERIOD                                                           $10.65
                                                                                         ------
TOTAL RETURN                                                                              6.50%
                                                                                         ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                    $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                 0.80%++
NET INVESTMENT INCOME                                                                    0.08%++
PORTFOLIO TURNOVER RATE                                                                   9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                              8.27%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                    NOVEMBER 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                      $10.00
                                                                                        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                                       (0.01)
NET REALIZED AND UNREALIZED GAINS                                                           0.66
                                                                                        --------
TOTAL FROM INVESTMENT OPERATIONS                                                            0.65
                                                                                        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                          --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                 --
                                                                                        --------
TOTAL DISTRIBUTIONS                                                                           --
                                                                                        --------
NET ASSET VALUE, END OF PERIOD                                                            $10.65
                                                                                        --------
TOTAL RETURN                                                                               6.50%
                                                                                        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                     $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                  1.05%++
NET INVESTMENT LOSS                                                                     (0.36)%++
PORTFOLIO TURNOVER RATE                                                                    9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                               4.54%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                          LORD ABBETT BOND DEBENTURE PORTFOLIO*

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2005(A) 2004(A) 2003(A) 2002(A) 2001(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.63  $12.04  $10.24   $11.22 $11.75
                                                      ------  ------  ------  ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.75    0.70    0.73     0.77   0.90
NET REALIZED AND UNREALIZED GAINS (LOSSES)            (0.52)    0.31    1.27   (0.79) (0.48)
                                                      ------  ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS                        0.23    1.01    2.00   (0.02)   0.42
                                                      ------  ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.58)  (0.42)  (0.20)   (0.96) (0.95)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             --      --      --       --     --
                                                      ------  ------  ------  ------- ------
TOTAL DISTRIBUTIONS                                   (0.58)  (0.42)  (0.20)   (0.96) (0.95)
                                                      ------  ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD                        $12.28  $12.63  $12.04   $10.24 $11.22
                                                      ------  ------  ------  ------- ------
TOTAL RETURN                                           1.81%   8.43%  19.52%  (0.39)%  3.76%
                                                      ------  ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $856.4  $520.3  $234.6   $202.1 $154.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.56%   0.63%   0.70%    0.70%  0.72%
NET INVESTMENT INCOME                                  5.92%   5.65%   6.52%    7.43%  7.76%
PORTFOLIO TURNOVER RATE                                42.1%   39.8%   36.9%    45.8%  66.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER:                         N/A     N/A   0.67%+   0.77%  0.75%

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Bond Debenture Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Bond Debenture Portfolio.
+ Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                                             FOR THE PERIOD FROM
                                                                                MARCH 22, 2001
                                                                               (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                           --------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A)  2003(A)  2002(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $12.54  $11.97  $10.21     $11.20        $12.03
                                           ------  ------  ------    -------        ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.71    0.69    0.69       0.72          0.64
NET REALIZED AND UNREALIZED GAINS (LOSSES) (0.52)    0.29    1.46     (0.76)        (0.52)
                                           ------  ------  ------    -------        ------
TOTAL FROM INVESTMENT OPERATIONS             0.19    0.98    2.15     (0.04)          0.12
                                           ------  ------  ------    -------        ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.54)  (0.41)  (0.20)     (0.95)        (0.95)
DISTRIBUTIONS FROM NET REALIZED CAPITAL        --      --  (0.19)         --            --
GAINS                                      ------  ------  ------    -------        ------
TOTAL DISTRIBUTIONS                        (0.54)  (0.41)  (0.39)     (0.95)        (0.95)
                                           ------  ------  ------    -------        ------
NET ASSET VALUE, END OF PERIOD             $12.19  $12.54  $11.97     $10.21        $11.20
                                           ------  ------  ------    -------        ------
TOTAL RETURN                                1.49%   8.17%  19.15%    (0.57)%         1.17%+
                                           ------  ------  ------    -------        ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $704.5  $776.0  $758.2     $197.4         $31.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.81%   0.88%   0.96%      0.95%         0.95%++
NET INVESTMENT INCOME                       5.65%   5.61%   6.11%      7.12%         7.38%++
PORTFOLIO TURNOVER RATE                     42.1%   39.8%   36.9%      45.8%         66.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                      N/A     N/A   0.91%+++   1.05%         0.98%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                       LORD ABBETT GROWTH AND INCOME PORTFOLIO*

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                               2005(A)  2004(A)  2003(A)  2002(A)  2001(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $27.44   $24.41   $18.86   $25.05   $26.82
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.40     0.33     0.23     0.21     0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.61     2.82     5.56   (4.67)   (1.80)
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.01     3.15     5.79   (4.46)   (1.55)
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.31)   (0.12)   (0.24)   (0.21)   (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.55)       --       --   (1.52)       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (0.86)   (0.12)   (0.24)   (1.73)   (0.22)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $27.59   $27.44   $24.41   $18.86   $25.05
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             3.68%   12.92%   31.06% (17.95)%  (5.77)%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,985.7 $1,867.5 $1,167.7   $890.2 $1,205.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.53%    0.57%    0.62%    0.65%    0.64%
NET INVESTMENT INCOME                                    1.46%    1.30%    1.13%    0.94%    1.04%
PORTFOLIO TURNOVER RATE                                  45.9%    29.7%    37.0%    55.4%    69.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.55%**  0.56%**  0.62%**    0.67%    0.64%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                   N/A      N/A    0.61%    0.63%      N/A

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Lord Abbett Growth and Income Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Lord Abbett Growth and Income Portfolio.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                                               FOR THE PERIOD FROM
                                                                                  MARCH 22, 2001
                                                                                 (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A)  2004(A)  2003(A)  2002(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $27.27   $24.29   $18.78   $25.01        $23.59
                                           -------- -------- -------- --------        ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                          0.33     0.27     0.18     0.17          0.13
NET REALIZED AND UNREALIZED GAINS (LOSSES)     0.61     2.80     5.54   (4.67)          1.51
                                           -------- -------- -------- --------        ------
TOTAL FROM INVESTMENT OPERATIONS               0.94     3.07     5.72   (4.50)          1.64
                                           -------- -------- -------- --------        ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME         (0.23)   (0.09)   (0.21)   (0.21)        (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL      (0.55)       --       --   (1.52)            --
GAINS                                      -------- -------- -------- --------        ------
TOTAL DISTRIBUTIONS                          (0.78)   (0.09)   (0.21)   (1.73)        (0.22)
                                           -------- -------- -------- --------        ------
NET ASSET VALUE, END OF PERIOD               $27.43   $27.27   $24.29   $18.78        $25.01
                                           -------- -------- -------- --------        ------
TOTAL RETURN                                  3.39%   12.65%   30.73% (18.12)%        6.96%+
                                           -------- -------- -------- --------        ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $1,130.5 $1,282.3 $1,081.0   $337.3         $98.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                      0.78%    0.82%    0.86%    0.90%        0.89%++
NET INVESTMENT INCOME                         1.21%    1.08%    0.87%    0.78%        0.72%++
PORTFOLIO TURNOVER RATE                       45.9%    29.7%    37.0%    55.4%        69.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                  0.80%*   0.80%*   0.86%*    0.93%        0.89%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                           N/A      N/A    0.86%    0.88%           N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                                MAY 1, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $10.43   $9.24  $6.78     $8.95          $9.58
                                           ------- ------- ------  --------       --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.04)  (0.04) (0.05)    (0.04)         (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    0.54    1.23   2.51    (2.13)         (0.60)
                                           ------- ------- ------  --------       --------
TOTAL FROM INVESTMENT OPERATIONS              0.50    1.19   2.46    (2.17)         (0.63)
                                           ------- ------- ------  --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --     --        --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.74)      --     --        --             --
GAINS                                      ------- ------- ------  --------       --------
TOTAL DISTRIBUTIONS                         (0.74)      --     --        --             --
                                           ------- ------- ------  --------       --------
NET ASSET VALUE, END OF PERIOD              $10.19  $10.43  $9.24     $6.78          $8.95
                                           ------- ------- ------  --------       --------
TOTAL RETURN                                 4.71%  12.76% 36.43%  (24.25)%       (6.58)%+
                                           ------- ------- ------  --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)      $21.5   $26.5  $27.6      $3.8           $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     0.90%   0.90%  0.90%     0.85%         0.85%++
NET INVESTMENT INCOME (LOSS)               (0.35)% (0.43)%  0.57%   (0.52)%       (0.54)%++
PORTFOLIO TURNOVER RATE                     103.9%   99.5% 119.0%     89.6%         89.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                  0.99%   0.95%  1.04%     1.69%         5.19%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                             FEBRUARY 12, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $10.30   $9.16   $6.75    $8.93         $10.00
                                           ------- ------- ------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.06)  (0.06)  (0.07)   (0.06)         (0.06)
NET REALIZED AND UNREALIZED LOSSES            0.54    1.20    2.48   (2.12)         (1.01)
                                           ------- ------- ------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS              0.48    1.14    2.41   (2.18)         (1.07)
                                           ------- ------- ------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --      --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.74)      --      --       --             --
GAINS                                      ------- ------- ------- --------      ---------
TOTAL DISTRIBUTIONS                         (0.74)      --      --       --             --
                                           ------- ------- ------- --------      ---------
NET ASSET VALUE, END OF PERIOD              $10.04  $10.30   $9.16    $6.75          $8.93
                                           ------- ------- ------- --------      ---------
TOTAL RETURN                                 4.58%  12.45%  35.70% (24.41)%      (10.70)%+
                                           ------- ------- ------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)      $40.9   $36.0   $27.6    $13.7           $8.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     1.15%   1.15%   1.14%    1.10%         1.10%++
NET INVESTMENT LOSS                        (0.58)% (0.66)% (0.83)%  (0.77)%       (0.78)%++
PORTFOLIO TURNOVER RATE                     103.9%   99.5%  119.0%    89.6%         89.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                  1.24%   1.20%   1.39%    1.98%         5.44%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT MID-CAP VALUE PORTFOLIO*

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2005(A) 2004(A) 2003(A) 2002(A) 2001(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $21.64  $17.80   $14.41  $16.64 $16.92
                                                      ------  ------  ------- ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19    0.17     0.15    0.16   0.14
NET REALIZED AND UNREALIZED GAINS                       1.60    4.25     3.62  (1.71)   1.14
                                                      ------  ------  ------- ------- ------
TOTAL FROM INVESTMENT OPERATIONS                        1.79    4.42     3.77  (1.55)   1.28
                                                      ------  ------  ------- ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.13)  (0.10)   (0.11)  (0.07) (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.83)  (0.48)   (0.27)  (0.61) (1.48)
                                                      ------  ------  ------- ------- ------
TOTAL DISTRIBUTIONS                                   (0.96)  (0.58)   (0.38)  (0.68) (1.56)
                                                      ------  ------  ------- ------- ------
NET ASSET VALUE, END OF PERIOD                        $22.47  $21.64   $17.80  $14.41 $16.64
                                                      ------  ------  ------- ------- ------
TOTAL RETURN                                           8.28%  24.82%   26.15% (9.31)%  8.10%
                                                      ------  ------  ------- ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $113.3  $125.1    $90.8   $74.0  $75.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.76%   0.78%    0.83%   0.89%  0.92%
NET INVESTMENT INCOME                                  0.86%   0.86%    0.98%   1.04%  0.86%
PORTFOLIO TURNOVER RATE                                26.2%   19.7%    18.8%   29.0%  40.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.76%     N/A  0.82%**   0.90%  0.94%

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Mid-Cap Value Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Mid-Cap Value Portfolio.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  LORD ABBETT MID-CAP VALUE PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                               APRIL 3, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A)  2002(A) --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $21.48  $17.70    $14.35  $16.62        $16.41
                                           ------  ------  -------- -------       -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.14    0.12      0.11    0.13          0.08
NET REALIZED AND UNREALIZED GAINS            1.59    4.22      3.60  (1.72)          1.69
                                           ------  ------  -------- -------       -------
TOTAL FROM INVESTMENT OPERATIONS             1.73    4.34      3.71  (1.59)          1.77
                                           ------  ------  -------- -------       -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME         0.10  (0.08)    (0.09)  (0.07)        (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.83)  (0.48)    (0.27)  (0.61)        (1.48)
GAINS                                      ------  ------  -------- -------       -------
TOTAL DISTRIBUTIONS                        (0.93)  (0.56)    (0.36)  (0.68)        (1.56)
                                           ------  ------  -------- -------       -------
NET ASSET VALUE, END OF PERIOD             $22.28  $21.48    $17.70  $14.35        $16.62
                                           ------  ------  -------- -------       -------
TOTAL RETURN                                8.05%  24.50%    25.87% (9.58)%       11.33%+
                                           ------  ------  -------- -------       -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $229.0  $179.1    $100.0   $51.6         $16.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    1.01%   1.03%     1.08%   1.14%        1.15%++
NET INVESTMENT INCOME                       0.62%   0.60%     0.73%   0.83%        0.68%++
PORTFOLIO TURNOVER RATE                     26.2%   19.7%     18.8%   29.0%        40.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                 1.02%     N/A  1.06%+++   1.16%        1.17%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable.
(a) Net investment income per share calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                         JANUARY 2, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.84     $12.03      $8.65            $11.85
                                                       -------    -------    -------        ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.07)     (0.09)     (0.08)            (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.18       0.90       3.46            (3.09)
                                                       -------    -------    -------        ---------
TOTAL FROM INVESTMENT OPERATIONS                         1.11       0.81       3.38            (3.20)
                                                       -------    -------    -------        ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --         --         --                --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)         --         --                --
                                                       -------    -------    -------        ---------
TOTAL DISTRIBUTIONS:                                   (0.29)         --         --                --
                                                       -------    -------    -------        ---------
NET ASSET VALUE, END OF PERIOD                         $13.66     $12.84     $12.03             $8.65
                                                       -------    -------    -------        ---------
TOTAL RETURN                                            8.59%      6.73%     39.08%         (27.00)%+
                                                       -------    -------    -------        ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $215.4      $92.5       $6.2              $6.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.99%      1.03%      1.04%            1.05%++
NET INVESTMENT LOSS                                   (0.53)%    (0.74)%    (0.78)%          (0.64)%++
PORTFOLIO TURNOVER RATE                                 74.8%      94.9%      29.8%            19.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.96%*     1.02%*      1.16%            2.10%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                  N/A        N/A        N/A            1.03%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not Applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                              OCTOBER 9, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $12.74  $11.97   $8.62   $11.89         $10.00
                                           ------- ------- ------- --------       --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.10)  (0.12)  (0.11)   (0.08)         (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    1.16    0.89    3.46   (3.19)           1.91
                                           ------- ------- ------- --------       --------
TOTAL FROM INVESTMENT OPERATIONS              1.06    0.77    3.35   (3.27)           1.89
                                           ------- ------- ------- --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --      --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.29)      --      --       --             --
GAINS                                      ------- ------- ------- --------       --------
TOTAL DISTRIBUTIONS:                        (0.29)      --      --       --             --
                                           ------- ------- ------- --------       --------
NET ASSET VALUE, END OF PERIOD              $13.51  $12.74  $11.97    $8.62         $11.89
                                           ------- ------- ------- --------       --------
TOTAL RETURN                                 8.27%   6.43%  38.86% (27.50)%        18.90%+
                                           ------- ------- ------- --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $297.1  $309.7  $206.3    $47.1           $7.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     1.25%   1.29%   1.30%    1.30%         1.30%++
NET INVESTMENT LOSS                        (0.80)% (1.03)% (1.04)%  (0.87)%       (0.92)%++
PORTFOLIO TURNOVER RATE                      74.8%   94.9%   29.8%    19.5%          5.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                 1.20%*  1.23%*   1.36%    2.32%         5.22%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                          N/A     N/A     N/A    1.28%            N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                                MAY 1, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.72   $9.81   $7.49     $8.48          $9.55
                                           ------  ------  ------  --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                 0.14    0.08    0.06      0.06         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)   1.83    1.85    2.34    (1.04)         (1.04)
                                           ------  ------  ------  --------      ---------
TOTAL FROM INVESTMENT OPERATIONS             1.97    1.93    2.40    (0.98)         (1.05)
                                           ------  ------  ------  --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.07)      --  (0.08)    (0.01)         (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.62)  (0.02)      --        --             --
GAINS                                      ------  ------  ------  --------      ---------
TOTAL DISTRIBUTIONS                        (0.69)  (0.02)  (0.08)    (0.01)         (0.02)
                                           ------  ------  ------  --------      ---------
NET ASSET VALUE, END OF PERIOD             $13.00  $11.72   $9.81     $7.49          $8.48
                                           ------  ------  ------  --------      ---------
TOTAL RETURN                               16.77%  19.72%  32.20%  (11.52)%      (11.04)%+
                                           ------  ------  ------  --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $624.2  $304.0   $67.3      $9.4           $3.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.93%   1.06%   1.09%     1.00%         1.00%++
NET INVESTMENT INCOME (LOSS)                1.18%   0.75%   0.68%     0.73%       (0.01)%++
PORTFOLIO TURNOVER RATE                     84.5%   98.5%   99.0%    114.1%        133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                0.93%*  0.94%*   1.11%     1.86%         5.08%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                         N/A     N/A   1.09%     1.00%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                             FEBRUARY 12, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.68   $9.79   $7.47     $8.48         $10.00
                                           ------  ------  ------  --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.11    0.05    0.05      0.03           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)   1.81    1.86    2.33    (1.03)         (1.52)
                                           ------  ------  ------  --------      ---------
TOTAL FROM INVESTMENT OPERATIONS             1.92    1.91    2.38    (1.00)         (1.51)
                                           ------  ------  ------  --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.04)      --  (0.06)    (0.01)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.62)  (0.02)      --        --             --
GAINS                                      ------  ------  ------  --------      ---------
TOTAL DISTRIBUTIONS                        (0.66)  (0.02)  (0.06)    (0.01)         (0.01)
                                           ------  ------  ------  --------      ---------
NET ASSET VALUE, END OF PERIOD             $12.94  $11.68   $9.79     $7.47          $8.48
                                           ------  ------  ------  --------      ---------
TOTAL RETURN                               16.42%  19.56%  32.04%  (11.80)%      (15.14)%+
                                           ------  ------  ------  --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $443.5  $396.0  $186.0     $67.1          $14.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    1.19%   1.32%   1.33%     1.25%         1.25%++
NET INVESTMENT INCOME                       0.90%   0.47%   0.56%     0.34%         0.13%++
PORTFOLIO TURNOVER RATE                     84.5%   98.5%   99.0%    114.1%        133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                1.19%*  1.18%*   1.39%     2.07%         5.33%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                         N/A     N/A   1.33%     1.25%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                         NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $12.47               $10.00
                                                                    ------              -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.30                 0.55
NET REALIZED AND UNREALIZED GAINS                                     1.40                 2.42
                                                                    ------              -------
TOTAL FROM INVESTMENT OPERATIONS                                      1.70                 2.97
                                                                    ------              -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --               (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.02)               (0.28)
                                                                    ------              -------
TOTAL DISTRIBUTIONS                                                 (0.02)               (0.50)
                                                                    ------              -------
NET ASSET VALUE, END OF PERIOD                                      $14.15               $12.47
                                                                    ------              -------
TOTAL RETURN                                                        13.61%              29.73%++
                                                                    ------              -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $204.1                $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.69%               0.84%+
NET INVESTMENT INCOME                                                2.27%               6.76%+
PORTFOLIO TURNOVER RATE                                              13.5%               52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.70%               0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $12.47               $10.00
                                                                    ------              -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.26                 0.26
NET REALIZED AND UNREALIZED GAINS                                     1.40                 2.69
                                                                    ------              -------
TOTAL FROM INVESTMENT OPERATIONS                                      1.66                 2.95
                                                                    ------              -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --               (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.02)               (0.28)
                                                                    ------              -------
TOTAL DISTRIBUTIONS                                                 (0.02)               (0.48)
                                                                    ------              -------
NET ASSET VALUE, END OF PERIOD                                      $14.11               $12.47
                                                                    ------              -------
TOTAL RETURN                                                        13.29%              29.55%+
                                                                    ------              -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $316.4               $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.94%               0.98%++
NET INVESTMENT INCOME                                                2.00%               3.45%++
PORTFOLIO TURNOVER RATE                                              13.5%               52.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.95%               0.98%++

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                        T. ROWE PRICE MID-CAP GROWTH PORTFOLIO*

                                                                            FOR THE PERIOD FROM
                                                                                MAY 1, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $7.55   $6.39   $4.66    $8.37          $9.76
                                           ------- ------- ------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.01)  (0.03)  (0.02)   (0.02)         (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    1.13    1.19    1.75   (3.66)         (1.37)
                                           ------- ------- ------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS              1.12    1.16    1.73   (3.68)         (1.39)
                                           ------- ------- ------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --      --       --             --
DISTRIBUTIONS FROM NET CAPITAL REALIZED     (0.18)      --      --   (0.03)             --
GAINS                                      ------- ------- ------- --------      ---------
TOTAL DISTRIBUTIONS                         (0.18)      --      --   (0.03)             --
                                           ------- ------- ------- --------      ---------
NET ASSET VALUE, END OF PERIOD               $8.49   $7.55   $6.39    $4.66          $8.37
                                           ------- ------- ------- --------      ---------
TOTAL RETURN                                14.87%  18.15%  37.12% (44.00)%      (14.24)%+
                                           ------- ------- ------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $258.6  $145.7   $34.8    $16.0          $13.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     0.80%   0.90%   0.91%    0.80%         0.80%++
NET INVESTMENT LOSS                        (0.08)% (0.41)% (0.37)%  (0.34)%       (0.35)%++
PORTFOLIO TURNOVER RATE                      23.0%   51.7%   56.5%   157.2%         86.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                  0.81% 0.83%**   0.92%    1.10%         2.35%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                          N/A     N/A   0.83%    0.73%            N/A

--------------------------------------------------------------------------------
* Effective January 1, 2003, the Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price Associates, Inc. became the Portfolio's Adviser.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  T. ROWE PRICE MID-CAP GROWTH PORTFOLIO*

                                                                              FOR THE PERIOD FROM
                                                                               FEBRUARY 12, 2001
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                           ---------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A)  2003(A)  2002(A)  --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $7.47    $6.34    $4.64    $8.34         $10.00
                                           ------- -------- -------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.03)   (0.05)   (0.04)   (0.03)         (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    1.12     1.18     1.74   (3.64)         (1.62)
                                           ------- -------- -------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS              1.09     1.13     1.70   (3.67)         (1.66)
                                           ------- -------- -------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --       --       --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.18)       --       --   (0.03)             --
GAINS                                      ------- -------- -------- --------      ---------
TOTAL DISTRIBUTIONS                         (0.18)       --       --   (0.03)             --
                                           ------- -------- -------- --------      ---------
NET ASSET VALUE, END OF PERIOD               $8.38    $7.47    $6.34    $4.64          $8.34
                                           ------- -------- -------- --------      ---------
TOTAL RETURN                                14.63%   17.82%   36.64% (44.04)%      (16.60)%+
                                           ------- -------- -------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $422.6   $345.0   $307.7    $62.6          $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     1.05%    1.16%    1.18%    1.05%         1.05%++
NET INVESTMENT LOSS                        (0.34)%  (0.69)%  (0.64)%  (0.54)%       (0.53)%++
PORTFOLIO TURNOVER RATE                      23.0%    51.7%    56.5%   157.2%         86.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                  1.06% 1.07%+++ 1.16%+++    1.41%         2.60%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                          N/A      N/A    1.12%    0.96%            N/A

--------------------------------------------------------------------------------
* Effective January 1, 2003, the Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price Associates, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                           MAY 1, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.38     $11.62      $8.29             $10.00
                                                      ------     ------     ------          ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.14       0.16       0.05               0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)              2.13       2.96       3.39             (1.72)
                                                      ------     ------     ------          ---------
TOTAL FROM INVESTMENT OPERATIONS                        2.27       3.12       3.44             (1.68)
                                                      ------     ------     ------          ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --     (0.08)     (0.04)             (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.04)     (0.28)     (0.07)             (0.01)
                                                      ------     ------     ------          ---------
TOTAL DISTRIBUTIONS                                   (0.04)     (0.36)     (0.11)             (0.03)
                                                      ------     ------     ------          ---------
NET ASSET VALUE, END OF PERIOD                        $16.61     $14.38     $11.62              $8.29
                                                      ------     ------     ------          ---------
TOTAL RETURN                                          15.82%     26.81%     41.52%          (16.78)%+
                                                      ------     ------     ------          ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $476.8     $206.3       $6.2               $4.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.81%      0.87%      0.93%             0.95%++
NET INVESTMENT INCOME                                  0.94%      1.12%      0.54%             0.75%++
PORTFOLIO TURNOVER RATE                                19.6%      11.3%      14.6%              8.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.81%        N/A     0.92%*             2.07%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                           MAY 1, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2002(A)
CLASS B                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.37     $11.61      $8.28             $10.00
                                                      ------     ------     ------          ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.10       0.06       0.05               0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)              2.12       3.02       3.38             (1.73)
                                                      ------     ------     ------          ---------
TOTAL FROM INVESTMENT OPERATIONS                        2.22       3.08       3.43             (1.69)
                                                      ------     ------     ------          ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --     (0.04)     (0.03)             (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.04)     (0.28)     (0.07)             (0.01)
                                                      ------     ------     ------          ---------
TOTAL DISTRIBUTIONS                                   (0.04)     (0.32)     (0.10)             (0.03)
                                                      ------     ------     ------          ---------
NET ASSET VALUE, END OF PERIOD                        $16.55     $14.37     $11.61              $8.28
                                                      ------     ------     ------          ---------
TOTAL RETURN                                          15.48%     26.50%     41.41%          (16.90)%+
                                                      ------     ------     ------          ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $442.4     $435.5     $307.9              $33.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               1.05%      1.07%      1.18%             1.20%++
NET INVESTMENT INCOME                                  0.64%      0.46%      0.49%             0.80%++
PORTFOLIO TURNOVER RATE                                19.6%      11.3%      14.6%              8.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.05%        N/A     1.13%*             1.69%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                               IRVINE, CA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                              SEC FILE #811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                    Harris Oakmark International Portfolio

                       Janus Aggressive Growth Portfolio

                           Lazard Mid-Cap Portfolio
               (formerly Met/AIM Mid Cap Core Equity Portfolio)

                       Legg Mason Value Equity Portfolio

                     Lord Abbett Bond Debenture Portfolio

                      Met/AIM Small Cap Growth Portfolio

                    MFS(R) Research International Portfolio

                    Neuberger Berman Real Estate Portfolio

                  Oppenheimer Capital Appreciation Portfolio

                   PIMCO Inflation Protected Bond Portfolio

                         PIMCO Total Return Portfolio

                        RCM Global Technology Portfolio

                    T. Rowe Price Mid-Cap Growth Portfolio

                      Class A, Class B and Class E Shares

                                __PROSPECTUS__

                                  MAY 1, 2006

Like all securities, these securities have not been approved or disapproved by the

Securities and Exchange Commission, nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                             PAGE

           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolios                    3

           THE PORTFOLIOS                                     5

             INVESTMENT SUMMARY                               5
              Harris Oakmark International Portfolio          6
              Janus Aggressive Growth Portfolio               10
              Lazard Mid-Cap Portfolio                        14
              Legg Mason Value Equity Portfolio               18
              Lord Abbett Bond Debenture Portfolio            21
              Met/AIM Small Cap Growth Portfolio              26
              MFS(R) Research International Portfolio         29
              Neuberger Berman Real Estate Portfolio          32
              Oppenheimer Capital Appreciation Portfolio      36
              PIMCO Inflation Protected Bond Portfolio        40
              PIMCO Total Return Portfolio                    45
              RCM Global Technology Portfolio                 50
              T. Rowe Price Mid-Cap Growth Portfolio          55

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS     59
             ADDITIONAL INVESTMENT STRATEGIES                 63
             MANAGEMENT                                       75
              The Manager                                     75
              The Advisers                                    77
              Distribution Plan                               85

           YOUR INVESTMENT                                    86
              Shareholder Information                         86
              Dividends, Distributions and Taxes              86
              Sales and Purchases of Shares                   87

           FINANCIAL HIGHLIGHTS                               92

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-three managed investment portfolios or mutual funds, only thirteen of which are offered through this Prospectus (the "Portfolios"). Each of the thirteen Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B and Class E shares of the Portfolios are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts").

  As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs. Please see the Risk/Reward spectrum on the next page which lists the Portfolios in order of risk/reward from highest to lowest.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

Notice the scale at the right. It covers, in the opinion of the Portfolios' Manager, the full spectrum of risk/ reward of the Portfolios described in this Prospectus. Please note that the scale is for illustration purposes only and is not meant to convey the precise degree of difference in risk/reward among the Portfolios.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The higher a Portfolio is on the risk/ reward spectrum, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment at the lower end of the scale that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio at the higher end of the spectrum may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                                RCM GLOBAL TECHNOLOGY PORTFOLIO

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                              JANUS AGGRESSIVE GROWTH PORTFOLIO

                                         NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                         T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                 LAZARD MID-CAP VALUE PORTFOLIO

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                   PIMCO TOTAL RETURN PORTFOLIO


   Higher-
                                                                          Lower
   Risk/Reward
                                                                    Risk/Reward

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization.

The Portfolio's Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. The Adviser expects to invest in 30 to 60 companies. Although the Adviser expects the Portfolio to operate as a diversified investment company, the Portfolio will retain its "non-diversified" classification to give the Adviser the flexibility to pursue a more selective investment strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 59, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

 PORTFOLIO MANAGEMENT:

..  Harris Associates L.P. see page 78

..  For financial highlights see page 92


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

 02         03      04      05
-------   ------  ------  ------
-18.09%   34.96%  20.52%  14.24%

High Quarter: 2nd-2003  +24.90%
Low Quarter:  3rd-2002  -16.81%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE" Index), a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
---------------------------------------------
                            Since    Inception
                  1 Year  Inception    Date
---------------   ------- ---------- ---------
Class A           14.48%    11.44%     1/2/02
Class B           14.24%    12.89%    10/9/01
Class E           14.27%    12.34%     4/2/02
MSCI EAFE Index   14.02%    13.73%*
* Index performance is from 10/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.82%   0.82%   0.82%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.13%   0.13%   0.13%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.95%   1.20%   1.10%
-------------------------------------------------------------------

         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 1.10%, 1.35% and 1.25%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.94% for Class A shares, 1.19% for Class B shares and 1.09% for Class E shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     97 $    123 $    113
-----------------------------------
3 Years  $    304 $    383 $    352
-----------------------------------
5 Years  $    528 $    663 $    609
-----------------------------------
10 Years $  1,171 $  1,461 $  1,346
-----------------------------------

                       JANUS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in common stocks selected for their growth potential. The Portfolio may also invest to a lesser degree in other types of securities, including preferred stocks, warrants, convertible securities and debt securities. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Portfolio is non-diversified which means that it can invest a greater portion of it assets in a small number of issuers. However, the Portfolio is generally managed as a diversified fund.

The Portfolio may invest without limit in foreign equity and debt securities including American Depositary Receipts. Such foreign securities may include those of emerging market issuers.

The Adviser applies a "bottom up" approach in choosing investments. In other words, the Adviser looks for companies with earnings growth potential one at a time. If the Adviser is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

The Adviser actively manages foreign currency exposure, in conjunction with stock selection, in an attempt to protect and possibly enhance the Portfolio's market value. Through the use of forward foreign currency exchange contracts, the Adviser will adjust the Portfolio's foreign currency weightings to reduce its exposure to currencies deemed unattractive and, in certain circumstances, increase exposure to currencies deemed attractive, as market conditions warrant.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 59, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  Janus Capital Management LLC see page 78

..  For financial highlights see page 95


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02        03     04      05
------    ------  -----  ------
-27.83%   30.90%  8.44%  13.58%

High Quarter:   2nd - 2003    +12.90%
Low Quarter:    3rd - 2002    -16.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), a widely recognized unmanaged index the measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market and with the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/05
-----------------------------------------------------
                                   Since    Inception
                          1 Year Inception    Date
------------------------- ------ ---------  ---------
Class A                   13.84%    4.03%     1/2/02
Class B                   13.58%   -3.02%    2/12/01
Class E                   13.69%   16.92%    4/17/03
S&P 500 Index              4.91%   -0.16%*
Russell 1000 Growth Index  5.26%   -4.94%**
* Index performance is from 2/1/01.
** Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.67%   0.67%   0.67%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.05%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.72%   0.97%   0.87%
------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.90%, 1.15% and 1.05%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B Class E
--------------------------------
1 Year    $ 74   $   99  $   89
--------------------------------
3 Years   $231   $  310  $  279
--------------------------------
5 Years   $402   $  539  $  484
--------------------------------
10 Years  $897   $1,194  $1,076
--------------------------------

                           LAZARD MID-CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. In complying with this 80% investment requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 59, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005 Lazard Asset Management LLC is the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                           02      03      04      05
                        -------  ------  ------  ------
                        -10.82%  26.17%  14.40%   8.06%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  3rd - 2002 -14.33%





 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 78

..  For financial highlights see page 98

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization is approximately $4.1 billion as of February 28, 2006. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/05
---------------------------------------------------------------
                                              Since   Inception
                                     1 Year Inception   Date
------------------------------------ ------ --------- ---------
Class A                               8.40%    8.96%    1/2/02
Class B                               8.06%   10.64%   10/9/01
Class E                               8.23%    7.85%    4/2/02
Russell Midcap Index                 12.65%   15.77%*
* Index performance is from 10/1/01.


For information on Lazard Asset Management LLC's prior performance with a comparable fund, see page 79.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee(1)                            0.70%   0.70%   0.70%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.10%   0.09%   0.09%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.80%   1.04%   0.94%
-------------------------------------------------------------------

       (1) The management fee has been restated to reflect a reduction in the fee effective December 19, 2005. Prior to that date, the management fee was 0.73%. The above table and the Example below assume that the management fee reduction had been in place during all of 2005.
         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.77% for Class A shares, 1.01% for Class B shares and 0.91% for Class E shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B Class E
--------------------------------
1 Year    $ 82   $  107  $   96
--------------------------------
3 Years   $256   $  333  $  301
--------------------------------
5 Years   $446   $  577  $  522
--------------------------------
10 Years  $993   $1,276  $1,159
--------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its net assets in foreign issuers. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 59, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The Portfolio commenced operations on November 1, 2005. As a result, it does not have a significant operating history.

For information on Legg Mason Capital Management, Inc.'s prior performance with a comparable fund, see page 80.





 PORTFOLIO'S MANAGEMENT:

..  Legg Mason Capital Management, Inc. see page 80

..  For performance information for the period ended December 31, 2005 see
   "Financial Highlights" on page 101

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2005, in the case of Class A and B shares, and are expressed as a percentage of the Portfolio's average daily net assets. The operation of Class E shares commenced on or about the date of this Prospectus. The annual portfolio operating expenses for Class E shares are based on the expenses of Class B shares, as adjusted for the reduction of the 12b-1 fee to 0.15%, and assumes Class E shares had been in existence since the inception of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A  Class B  Class E
---------------------------------------------------------------------------
Management Fee                                    0.70%    0.70%    0.70%
---------------------------------------------------------------------------
12b-1 Fees                                        None     0.25%    0.15%
---------------------------------------------------------------------------
Other Expenses                                    7.57%    3.59%    0.45%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses Before
 Expense Waiver/Repayment to Manager              8.27%    4.54%    1.30%
---------------------------------------------------------------------------
Contractual Expense
 (Waiver)/Repayment to Manager*                   (7.47)%  (3.49)%  (0.35)%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver/Repayment to Manager                0.80%    1.05%    0.95%
---------------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     82 $    108 $     97
-----------------------------------
3 Years  $  1,818 $  1,077 $    380
-----------------------------------
5 Years  $  3,434 $  2,052 $    683
-----------------------------------
10 Years $  7,010 $  4,521 $  1,544
-----------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

Under normal circumstances, the Portfolio invests substantially all (at least 80%) of its net assets in debt securities of various types. To pursue its goal, the Portfolio normally invests substantially all of its net assets in high yield and investment grade debt securities, but may also invest in securities convertible into common stocks. The Portfolio may invest up to 80% of its total assets in high yield/high risk debt securities (junk bonds). Debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer. In no event will the Portfolio invest more than 10% of its gross assets at the time of investment in debt securities which are in default as to interest or principal. At least 20% of the Portfolio's assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may also invest up to 20% of its net assets in equity securities including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the duration of the Portfolio's debt securities will be between 3 to 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 59, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  97      98      99      00      01      02      03      04     05
------  ------  ------  ------  ------  ------  ------  -----  -----
15.63%   6.26%   3.40%   0.87%   3.76%  -0.39%  19.52%  8.43%  1.81%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%





 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 81

..  For financial highlights see page 103

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/05, as applicable, with the Credit Suisse First Boston High Yield Index, which is representative of the lower rated debt (including non-convertible-preferred stocks) investments in the Portfolio, and with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

           Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                                Since   Inception
                                1 Year 5 Year Inception   Date
------------------------------- ------ ------ --------- ---------
Class A                          1.81%  6.40%   7.28%    5/1/96
Class B                          1.49%    --    5.91%    4/3/01
Class E                          1.60%    --    7.23%    4/2/02
Credit Suisse First Boston High
 Yield Index                     2.26%  9.82%   7.09%*
Lehman Brothers Aggregate
 Bond Index                      2.43%  5.87%   6.64%*
* Index performance is from 5/1/96.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.51%   0.51%   0.51%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses                             0.05%   0.05%   0.05%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%   0.81%   0.71%
-----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B Class E
--------------------------------
1 Year    $ 57   $   83   $ 73
--------------------------------
3 Years   $180   $  260   $228
--------------------------------
5 Years   $314   $  451   $396
--------------------------------
10 Years  $703   $1,005   $885
--------------------------------

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 59, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

                02     03       04       05
             -------  ------  ------  ------
             -27.50%  38.86%  6.43%   8.27%

            High Quarter: 2nd - 2003   +20.75%
            Low Quarter:  3rd - 2002   -18.43%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/05
-----------------------------------------------------
                                   Since    Inception
                          1 Year Inception    Date
------------------------- ------ ---------  ---------
Class A                    8.59%    4.15%     1/2/02
Class B                    8.27%    7.90%    10/9/01
Class E                    8.46%    5.05%     4/2/02
Russell 2000 Index         4.55%   14.14%*
Russell 2000 Growth Index  4.15%   10.96%**

                  * Index performance is from 10/1/01.
                 ** Index performance is from 10/1/01.


 PORTFOLIO MANAGEMENT:

..  AIM Capital Management, Inc. see page 77

..  For financial highlights see page 106

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
--------------------------------------------------------------------------
Management Fee                                      0.90%   0.90%   0.90%
--------------------------------------------------------------------------
12b-1 Fees                                          None    0.25%   0.15%
--------------------------------------------------------------------------
Other Expenses                                      0.06%   0.07%   0.07%
--------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/ Repayment to Manager        0.96%   1.22%   1.12%
--------------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.04%   0.04%   0.04%
--------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         1.00%   1.26%   1.16%
--------------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 1.05%, 1.30% and 1.20%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.99% for Class A shares, 1.25% for Class B shares and 1.15% for Class E shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B Class E
--------------------------------
1 Year   $  103  $  129  $  119
--------------------------------
3 Years  $  320  $  402  $  370
--------------------------------
5 Years  $  555  $  695  $  642
--------------------------------
10 Years $1,229  $1,530  $1,415
--------------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of foreign companies. The Portfolio focuses on foreign companies (including up to 25% of its net assets in emerging market issues) that the Portfolio's Adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio may invest in companies of any size. The Portfolio does not emphasize any particular country and, under normal market conditions, will be invested in at least five countries. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

The Portfolio's assets are allocated among various sectors. A committee of investment research analysts selects securities for the Portfolio. The committee includes investment analysts employed by the Adviser and its affiliates.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 59, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 81

..  For financial highlights see page 109


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04       05
-------  ------  ------  ------
-11.80%  32.04%  19.56%  16.42%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
------------------------------------------
                            Since   Inception
                   1 Year Inception   Date
---------------    ------ --------- ---------
Class A            16.77%    8.35%    5/1/01
Class B            16.42%    6.75%   2/12/01
Class E            16.52%   13.51%  10/31/01
MSCI EAFE Index    14.02%    5.04%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 as adjusted to reflect current expense limitations and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.74%   0.74%   0.74%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.17%   0.18%   0.18%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager  0.91%   1.17%   1.07%
-------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to
 Manager*                                    0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#  0.96%   1.22%   1.12%
-------------------------------------------------------------------

         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 1.00%, 1.25% and 1.15%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. Prior to May 1, 2005, the expense limitations for Class A, Class B and Class E shares were 1.10%, 1.35% and 1.25%, respectively.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.93% for Class A shares, 1.19% for Class B shares and 1.09% for Class E shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B Class E
--------------------------------
1 Year   $   98  $  125  $  115
--------------------------------
3 Years  $  307  $  389  $  358
--------------------------------
5 Years  $  533  $  674  $  620
--------------------------------
10 Years $1,182  $1,484  $1,369
--------------------------------

                    NEUBERGER BERMAN REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in equity securities issued by real estate investment trusts ("REITs") and common stocks and other securities issued by other real estate companies. The Portfolio defines a real estate company as one that derives at least 50% of its revenue from, or has at least 50% of its assets in, real estate. A REIT is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. REITS are not taxed on income distributed to shareholders, provided they comply with the requirements of the Internal Revenue Code. REITs tend to be small- to mid-cap companies in relation to the equity markets as a whole.

REITs are generally classified as Equity REITs, Mortgage REITs and Hybrid REITs, Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

The Portfolio may invest up to 20% of its net assets in debt securities. These debt securities can be either investment grade or below investment grade, provided that, at the time of purchase, they are rated at least B by Moody's or S&P or, if unrated by either of these, deemed by the Portfolio's Adviser to be of comparable quality.

The Portfolio's Adviser makes investment decisions through a fundamental analysis of each company. The Adviser reviews each company's current financial condition and industry position, as well as economic and market conditions. In doing so, it evaluates the company's growth potential, earnings estimates and quality of management, as well as other factors. The Adviser believes that its investment approach is distinct in that it uses an objective combination of traditional securities analysis and direct real estate analysis, while placing great emphasis upon the property sector weightings. The Adviser generally adheres to a strict valuation methodology--price to net asset value per share, cash flow multiple versus growth rate and relative valuation--which guide the Adviser's buy and sell decisions.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of
the following risks, which are described in detail on page   59, any of which
could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Real estate investment risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Market capitalization risk

  .  Investment style risk

In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                      Year-by-Year Total Return as of 12/31

                                       05
                                     ------
                                     13.29%

                         High Quarter: 2nd-2005   14.56%
                         Low Quarter:  1st-2005   -6.90%




 PORTFOLIO MANAGEMENT:

..  Neuberger Berman Management, Inc. see page 81

..  For financial highlights see page 112

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 as applicable, with the NAREIT Equity Index. The NAREIT Equity Index is an unmanaged index that measures the performance of the of all publicly traded equity REITs. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

    Average Annual Total Return as of 12/31/05
---------------------------------------------------
                                  Since   Inception
                         1 Year Inception   Date
------------------------ ------ --------- ---------
Class A                  13.61%   26.13%   5/1/04
Class B                  13.29%   25.80%   5/1/04
Class E                  13.45%   25.99%   5/1/04
NAREIT Equity REIT Index 12.13%   29.66%*
* Index performance is from 5/1/04.

For information on Neuberger Berman Management, Inc.'s prior performance with a comparable fund see page 81.

FEES AND EXPENSES:

This following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.67%   0.67%   0.67%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.03%   0.03%   0.03%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.70%   0.95%   0.85%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.90%, 1.15% and 1.05%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.69% for Class A shares, 0.94% for Class B shares and 0.84% for Class E shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time period indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B Class E
--------------------------------
1 Year    $ 72   $   97  $   87
--------------------------------
3 Years   $225   $  304  $  272
--------------------------------
5 Years   $391   $  528  $  473
--------------------------------
10 Years  $873   $1,171  $1,052
--------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also purchase the securities of foreign issuers.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  . Companies with increasing earnings momentum and a history of positive earnings growth

  .  Stocks with low valuations relative to their growth potential

  .  Companies with the potential for positive earnings surprises

  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 59, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04     05
------   ------  -----  -----
-24.73%  28.53%  6.40%  4.71%

High Quarter:   2nd - 2003    +14.54%
Low Quarter:    2nd - 2002    -15.52%





 PORTFOLIO MANAGEMENT:

..  OppenheimerFunds, Inc. see page 82

..  For financial highlights see page 115

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
--------------------------------------------
                           Since    Inception
                 1 Year  Inception    Date
 -------------   ------- ---------- ---------
Class A           4.99%     2.17%     1/2/02
Class B           4.71%    -1.60%    2/12/01
Class E             --     10.01%     5/1/05
S&P 500 Index     4.91%    -0.16%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
--------------------------------------------------------------------------
Management Fee                                      0.59%   0.59%   0.59%
--------------------------------------------------------------------------
12b-1 Fees                                          None    0.25%   0.15%
--------------------------------------------------------------------------
Other Expenses                                      0.05%   0.05%   0.04%
--------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         0.64%   0.89%   0.78%
--------------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.05%   0.05%   0.05%
--------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager          0.69%   0.94%   0.83%
--------------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. In addition, the Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing July 1, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2005 was 0.58%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B Class E
--------------------------------
1 Year    $ 71   $   96  $   85
--------------------------------
3 Years   $221   $  301  $  266
--------------------------------
5 Years   $385   $  522  $  462
--------------------------------
10 Years  $861   $1,159  $1,029
--------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

To provide maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations (either through cash market purchases, forward commitments or derivative instruments). Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Lehman Global Real: U.S. TIPS Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio also may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 59, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 83

..  For financial highlights see page 118


Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31

  04     05
-----  -----
8.99%  1.39%

High Quarter   1st - 2004    +5.93%
Low Quarter    2nd - 2004    -3.03%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Lehman Global Real: U.S. TIPS Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. Class E shares commenced operations on or about the date of this Prospectus.

              Average Annual Total Return as of 12/31/04
-----------------------------------------------------------------------
                                                      Since   Inception
                                             1 Year Inception   Date
-------------------------------------------- ------ --------- ---------
Class A                                       1.48%   6.09%    5/1/03
Class B                                       1.39%   5.86%    5/1/03
Lehman Brothers Global Real: U.S. TIPS Index  2.84%   6.36%*
* Index performance is from 5/1/03.

For information on Pacific Investment Management Company LLC's prior performance with a comparable fund, see page 83.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2005, in the case of Class A and B shares, and are expressed as a percentage of the Portfolio's average daily net assets. Class E shares commenced operations on or about the date of this Prospectus. The fees and expenses for Class E shares are based on the expenses for Class A shares, as adjusted, to add Class E's 12b-1 fee of 0.15%. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.50%   0.50%   0.50%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.05%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.55%   0.80%   0.70%
------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.65%, 0.90% and 0.80%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B Class E
--------------------------------
1 Year    $ 56    $ 82    $ 72
--------------------------------
3 Years   $177    $256    $225
--------------------------------
5 Years   $308    $446    $391
--------------------------------
10 Years  $691    $993    $873
--------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three- to six-year time frame based on the Adviser's forecast for interest rates.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 59, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High Yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02      03     04     05
------  ------  -----  -----
 9.29%   4.31%  4.98%  2.25%

 High Quarter:   3rd - 2002    +3.65%
 Low Quarter:    1st - 2002     0.00%






 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 83

..  For financial highlights see page 120

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/04
---------------------------------------------------------------
                                              Since   Inception
                                     1 Year Inception   Date
------------------------------------ ------ --------- ---------
Class A                               2.46%   6.08%     5/1/01
Class B                               2.25%   5.61%    2/12/01
Class E                               2.33%   4.60%   10/31/01
Lehman Brothers Aggregate Bond Index  2.43%   5.63%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
-----------------------------------------------------------------
Management Fee                             0.50%   0.50%   0.50%
-----------------------------------------------------------------
12b-1 Fees                                 None    0.25%   0.15%
-----------------------------------------------------------------
Other Expenses*                            0.06%   0.06%   0.06%
-----------------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%   0.81%   0.71%
-----------------------------------------------------------------

        * The Portfolio reimbursed the Manager during the year ended
          December 31, 2005 for expenses waived by the Manager in prior years pursuant to an Expense Limitation Agreement that is no longer applicable to the Portfolio. The expense information for the Portfolio does not reflect this reimbursement. If this reimbursement was shown, the Portfolio's Total Annual Operating Expenses would have been 0.57% for Class A shares, 0.82% for Class B shares and 0.72% for Class E shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B Class E
--------------------------------
1 Year    $ 57   $   83   $ 73
--------------------------------
3 Years   $180   $  260   $228
--------------------------------
5 Years   $314   $  451   $396
--------------------------------
10 Years  $703   $1,005   $885
--------------------------------

                        RCM GLOBAL TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation; no consideration is given to income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Portfolio identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies) and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale, use and/or service of technological products or services. Although the Portfolio emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The Adviser selects stocks for the Portfolio using a "growth" style. The Adviser seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the Adviser seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.

The Portfolio may invest a substantial portion of its assets in the securities of smaller capitalization companies with total assets in excess of $200 million and may invest in initial public offerings (IPOs). The Portfolio may invest up to 50% of its assets in foreign equity securities, including American Depositary Receipts, and may invest in securities of emerging market countries.

The Portfolio may utilize, primarily for risk management and hedging purposes, short sales (collateralized or uncollateralized), or other derivative instruments such as stock index futures contracts, purchase and sale of put and call options and other option strategies such as spreads and straddles.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 59, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio concentrates its investments in companies which utilize innovative technologies, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

In addition to other risks, a fund that invests a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives and use of short sales can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO MANAGEMENT:

..  RCM Capital Management LLC see page 84

..  For financial highlights see page 123


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 14, 2005, RCM Capital Management is the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05
------   ------  ------  ------
-50.73%  57.57%  -4.31%  11.01%

High Quarter:   2nd - 2003    +21.50%
Low Quarter:    3rd - 2002    -34.81%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/04 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market, and the NASDAQ Composite Index, a market-value weighted index of all common stocks listed on NASDAQ. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/05
---------------------------------------------------------------
                                             Since    Inception
                                    1 Year Inception    Date
----------------------------------- ------ ---------  ---------
Class A                             11.35%   (9.15)%   5/01/01
Class B                             11.01%  (12.92)%   2/12/01
Class E                             11.21%   (0.61)%  10/31/01
S&P 500 Index                        4.91%   (0.16)%*
NASDAQ Composite Index               2.12%   (3.85)%*
* Index performance is from 2/1/01.

For information on RCM Capital Management LLC's prior performance with a comparable fund, see page 84.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
--------------------------------------------------------------------------
Management Fee                                      0.92%   0.92%   0.92%
--------------------------------------------------------------------------
12b-1 Fees                                          None    0.25%   0.15%
--------------------------------------------------------------------------
Other Expenses                                      0.13%   0.13%   0.13%
--------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         1.05%   1.30%   1.20%
--------------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.14%   0.14%   0.14%
--------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         1.19%   1.44%   1.34%
--------------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 1.10%, 1.35% and 1.25%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. In 2005 broker fee reimbursement brought the Portfolios' Total Annual Operating Expenses below the expense caps, and the Portfolio reimbursed the Manager, for expenses waived in prior years, amounts to bring Total Annual Portfolio Operating Expenses to the cap levels. If the broker fee reimbursements were shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 1.10% for Class A shares, 1.35% for Class B shares and 1.25% for Class E shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B Class E
--------------------------------
1 Year   $  122  $  148  $  137
--------------------------------
3 Years  $  380  $  459  $  427
--------------------------------
5 Years  $  658  $  792  $  738
--------------------------------
10 Years $1,450  $1,733  $1,621
--------------------------------

                    T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. Although the Adviser expects the Portfolio to operate as a diversified investment company, the Portfolio will retain its "non-diversified" classification to give the Adviser the flexibility to pursue a more selective investment strategy.

 PORTFOLIO MANAGEMENT:

..  T. Rowe Price Associates, Inc. see page 85

..  For financial highlights see page 126


PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 59, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class B shares, the Portfolio's oldest Class. The Portfolio's Class A shares commenced operations on May 1, 2001.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05
------   ------  ------  ------
-44.04%  36.64%  17.82%  14.63%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/05
------------------------------------------------------
                                      Since   Inception
                             1 Year Inception   Date
---------------------------  ------ --------- ---------
Class A                      14.87%   (2.37)%   5/1/01
Class B                      14.63%   (3.01)%  2/12/01
Class E                      14.70%    3.76%  10/31/01
Russell Midcap Growth Index  12.10%    0.26%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 as adjusted to reflect current expenses and expense limitations and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.75%   0.75%   0.75%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.07%   0.07%   0.07%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.82%   1.07%   0.97%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.90%, 1.15% and 1.05%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. Prior to May 1, 2005, the expense limitations for Class A, Class B and Class E shares were 0.95%, 1.20% and 1.10%, respectively. In addition, the Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing February 17, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2005 was 0.74%.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.81% for Class A shares, 1.06% for Class B shares and 0.96% for Class E shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B Class E
--------------------------------
1 Year   $   84  $  110  $   99
--------------------------------
3 Years  $  263  $  342  $  310
--------------------------------
5 Years  $  457  $  593  $  539
--------------------------------
10 Years $1,017  $1,311  $1,194
--------------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation.

Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                   LEGG      LORD               MET/AIM
                                           HARRIS       JANUS      MASON    ABBETT               SMALL      MFS(R)
                                           OAKMARK    AGGRESSIVE   VALUE     BOND     LAZARD      CAP      RESEARCH
                                        INTERNATIONAL   GROWTH    EQUITY   DEBENTURE  MID-CAP   GROWTH   INTERNATIONAL
                                          PORTFOLIO   PORTFOLIO  PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO
BRADY BONDS
----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                            X
----------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                    X          X         X         X         X           X
----------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                           X           X          X         X         X         X           X
----------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
----------------------------------------------------------------------------------------------------------------------
OPTIONS                                                   X                              X         X           X
----------------------------------------------------------------------------------------------------------------------
FUTURES                                                                                  X         X           X
----------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
----------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                      X
----------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                 X           X                                                    X
----------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                   X                    X                               X
----------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                     X           X                    X         X         X           X
----------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED
AND DELAYED DELIVERY SECURITIES                           X                    X                               X
----------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT
OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND
CERTIFICATES OF DEPOSIT ISSUED OR
GUARANTEED BY BANK HOLDING
COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF
THE WORLD BANK; VARIABLE AMOUNT
MASTER DEMAND NOTES AND VARIABLE
RATE NOTES ISSUED BY U.S. AND FOREIGN
CORPORATIONS                                              X                    X         X         X           X
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                      X          X         X
----------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                        X
----------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                        X                                                    X
----------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                        X                                                    X
----------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                          X          X         X                               X
----------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT
COMPANIES INCLUDING PASSIVE FOREIGN
INVESTMENT COMPANIES                          X           X                                                    X
----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING
GNMA CERTIFICATES, MORTGAGE-BACKED
BONDS                                                                          X                               X
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
----------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
----------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND
ZERO-COUPON BONDS                                         X                    X
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                          X          X         X         X         X           X
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                             X          X                   X         X           X
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                         X                                X
----------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                  X
----------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                           X           X                    X                               X
----------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                              X           X                    X         X         X           X
----------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                                                  X
----------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                X                    X         X         X           X
----------------------------------------------------------------------------------------------------------------------

                                                     NEUBERGER                          PIMCO               T. ROWE
                                                      BERMAN   OPPENHEIMER    PIMCO   INFLATION    RCM       PRICE
                                                       REAL      CAPITAL      TOTAL   PROTECTED   GLOBAL    MID-CAP
                                                      ESTATE   APPRECIATION  RETURN     BOND    TECHNOLOGY  GROWTH
                                                     PORTFOLIO  PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO
BRADY BONDS                                                                     X         X
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                 X           X         X
--------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                              X           X         X                    X
--------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                 X                               X          X
--------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
--------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                         X         X         X          X
--------------------------------------------------------------------------------------------------------------------
FUTURES                                                                         X         X         X          X
--------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                         X
--------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                        X         X
--------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                   X         X         X          X
--------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                         X         X                    X
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                           X                               X          X
--------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES                                      X                      X         X                    X
--------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING
BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND
CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES
AND FOREIGN BRANCHES OR OF THE WORLD BANK;
VARIABLE AMOUNT MASTER DEMAND NOTES AND
VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN
CORPORATIONS                                             X          X           X         X                    X
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                     X                      X         X
--------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                              X         X         X          X
--------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                       X          X           X         X         X          X
--------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                              X         X         X
--------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                      X         X
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                         X                      X         X                    X
--------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES
INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES                                            X         X          X
--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                                             X         X
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                            X         X
--------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                            X         X
--------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON
BONDS                                                                           X         X
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                         X          X           X         X                    X
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                            X          X                                          X
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                               X           X         X         X          X
--------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                   X         X         X
--------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                      X                                                     X
--------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                    X           X         X         X          X
--------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                   X         X         X
--------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                X         X                    X
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                               X          X           X         X                    X
--------------------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the 1940 Act, and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS.   Reverse repurchase agreements involve the sale
of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae.

Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of Janus Aggressive Growth Portfolio, PIMCO Total Return Portfolio, RCM Global Technology Portfolio and PIMCO Inflation Protected Bond Portfolio generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. Janus Aggressive Growth Portfolio, PIMCO Total Return Portfolio, RCM Global Technology Portfolio and PIMCO Inflation Protected Bond Portfolio generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of each Portfolio. The advisory fees for each Portfolio are:

PORTFOLIO                               ADVISORY FEE
Harris Oakmark International Portfolio  0.85% of first $100 million of such assets plus
                                        0.80% of such assets over $100 million up to $1 billion
                                        plus 0.75% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio       0.75% of first $25 million of such assets plus
                                        0.70% of such assets over $25 million up to $250 million
                                        plus 0.65% of such assets over $250 million up to $1 billion plus 0.55% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Lazard Mid-Cap Portfolio                0.70% of first $500 million of such assets plus 0.675% of
                                        such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio       Before such assets reach $350 million 0.70% of such
                                        assets. After such assets reach $350 million - whether or
                                        not such assets remain above or below $350 million -
                                        0.65% of the first $200 million of such assets plus 0.63% of such assets over $200 million.
----------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio    0.60% of first $250 million of such assets plus
                                        0.55% of such assets over $250 million up to $500 million
                                        plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio      0.90% of first $500 million of such assets plus
                                        0.85% of such assets over $500 million
----------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio 0.80% of first $200 million of such assets plus
                                        0.75% of such assets over $200 million up to $500 million
                                        plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate Portfolio  0.70% of first $200 million of such assets plus
                                        0.65% of such assets over $200 million up to $750 million
                                        plus 0.55% of such assets over $750 million
----------------------------------------------------------------------------------------------------

PORTFOLIO                                  ADVISORY FEE
Oppenheimer Capital Appreciation Portfolio 0.65% of first $150 million of such assets plus
                                           0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                           million plus 0.55% of such assets over $500 million
-----------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio   0.50% of such assets
-----------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio               0.50% of such assets
-----------------------------------------------------------------------------------------------------
RCM Global Technology Portfolio            0.90% of first $500 million of such assets plus
                                           0.85% of such assets over $500 million
-----------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio     0.75% of such assets
-----------------------------------------------------------------------------------------------------

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in the Trust's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios:

                                                 TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                 (% OF DAILY NET ASSETS)
      Harris Oakmark International Portfolio               1.10%
      Janus Aggressive Growth Portfolio                    0.90%
      Lazard Mid-Cap Portfolio                             0.80%
      Legg Mason Value Equity Portfolio                    0.80%
      Met/A I M Small Cap Growth Portfolio                 1.05%
      MFS(R) Research International Portfolio              1.00%
      Neuberger Berman Real Estate Portfolio               0.90%
      Oppenheimer Capital Appreciation Portfolio           0.75%
      PIMCO Inflation Protected Bond Portfolio             0.65%
      RCM Global Technology Portfolio                      1.10%
      T. Rowe Price Mid-Cap Growth Portfolio               0.90%

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

A I M CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolios, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $128 billion as of December 31, 2005.

The Adviser uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are:

  . Juliet S. Ellis (lead manager), Senior Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . Juan R. Hartsfield, Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the Team may change from time to time.

HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based IXIS Asset Management US Group L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $63.4 billion of assets as of December 31, 2005.

  . David G. Herro, CFA, Partner and Chief Investment Officer-International, and Robert A. Tayler, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1992 as an International Analyst.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Aggressive Growth Portfolio of the Trust. Janus began serving as an investment adviser in 1969 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus is a subsidiary of Janus Capital Group Inc. As of December 31, 2005, Janus Capital Group, Inc. managed approximately $148 billion in assets.

  . Claire Young, CFA, Vice President of the Adviser. Ms. Young has been the portfolio manager of the Janus Olympus Fund since August, 1997. Ms. Young joined Janus in January, 1992.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid-Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. The Adviser and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $77.6 billion as of December 31, 2005. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . Christopher Blake Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and U. S. Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . Gary Buesser, CFA Senior Vice President, Portfolio Manager. Gary Buesser is a Senior Vice President of Lazard. He is a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining the Lazard in 2000, Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. He began working in the investment field in 1983.

  . Robert A. Failla, CFA Senior Vice President, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003, Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . Andrew Lacey, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Lazard Mid-Cap Portfolio and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. by Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.

The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1- and 5- year periods and since inception on 12/31/95 through 12/31/05 with the S&P Mid Cap 400 Index, an unmanaged index which measures the performance of mid-sized companies and covers approximately 7% of the U.S. equities market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                                           Since
                                         1 Year  5 Year  Inception
---------------------------------------- ------ ------   ---------
Lazard Mid Cap Fund--Institutional Class  8.89% (11.13)%   10.90%
S&P Mid Cap 400 Index                    12.56%  (8.60)%   12.11%

LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2005, LMCM and its sister companies had aggregate assets under management of approximately $60.2 billion.

  . Mary Chris Gay, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Portfolio and the Legg Mason Value Trust, Inc. ("Legg Mason Value Trust"), which is also advised by LMCM, have substantially similar investment objectives, policies and strategies. LMCM began managing the Legg Mason Value Trust on April 1, 2005. Prior to that date, the Legg Mason Value Trust was managed by Legg Mason Funds Management, Inc. ("LMFM"), an affiliate of LMCM. LMFM and LMCM have substantially the same portfolio management personnel. The Legg Mason Value Trust is managed in the same manner both before and after April 1, 2005. Since the Portfolio commenced operations in November, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of LMCM, performance information regarding the Legg Mason Value Trust is presented. Management fees paid by the Legg Mason Value Trust are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Legg Mason Value Trust, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Legg Mason Value Equity Trust, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Legg Mason Value Trust and the Portfolio will vary.

The table below compares the Legg Mason Value Trust's average annual compounded total returns for the 1-, 5- and 10-year periods through December 31, 2005, with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). The S&P 500 Index is a market capitalization-weighted index, composed of 500 widely held common stocks that are generally considered representative of the U.S. stock markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Legg Mason Value Trust--Primary Class shares  5.32%  4.48%  15.19%
S&P 500 Index                                 4.91%  0.54%   9.07%

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture Portfolio of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 31, 2005.

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services, which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005.

  . The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

  . Mr. Melendez, Vice President of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . Mr. Garcia, Vice President of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

NEUBERGER BERMAN MANAGEMENT, INC. ("Neuberger Berman"), 605 Third Avenue, 2/nd/ Floor, New York, New York 10158, is the Adviser to the Neuberger Berman Real Estate Portfolio of the Trust. Neuberger Berman is a wholly-owned subsidiary of Lehman Brothers Holdings, Inc., a publicly owned company. The firm and its affiliates manage $107.4 billion in total assets as of December 31, 2005 and continue an asset management history that began in 1939.

  . Steven R. Brown, a Vice President of Neuberger Berman and a Managing Director of Neuberger Berman, LLC. He joined Neuberger Berman in 2002 and from 1997 to 2002, he was a portfolio co-manager of a comparable fund at an investment firm specializing in securities of REITs.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Neuberger Berman Real Estate Portfolio and the Neuberger Berman Real Estate Fund, which is also advised by Neuberger Berman, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in April 2004, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Neuberger Berman, performance information regarding the Neuberger Berman Real Estate Fund is presented. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Neuberger Berman Real Estate Fund and the Portfolio will vary.

The table below compares the Neuberger Berman Real Estate Fund's average annual compounded total returns for the 1-year period and since inception of the Trust Class shares on 5/01/02 through 12/31/04 with the NAREIT Equity REIT Index, an unmanaged index which tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

     Average Annual Total Return as of 12/31/04
---------------------------------------------------
                                             Since
                                    1 Year Inception
----------------------------------- ------ ---------
Neuberger Berman Real Estate Fund--
 Trust Class shares                 13.08%   22.11%
NAREIT Equity REIT Index            12.13%   19.52%

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $200 billion in assets as of December 31, 2005, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  William L. Wilby and Marc L. Baylin, CFA act as co-managers of the
     Portfolio.

  . Mr. Wilby has been a Senior Vice President of Oppenheimer since July 1994 and Senior Investment Officer, Director of Equities of the Adviser since July 2004. Mr. Wilby was Senior Investment Officer, Director of International Equities of the Adviser from May 2000 through July 2004 and Senior Vice President of HarbourView Asset Management Corporation, a subsidiary of Oppenheimer, from May 1999 through November 2001.

  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2005, PIMCO had approximately $594.1 billion in assets under management.

PIMCO TOTAL RETURN PORTFOLIO

  . Pasi Hamalainen, Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He has twelve years of investment experience and holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's in finance from The Wharton School at the University of Pennsylvania.

  . William H. Gross, CFA, Managing Director and chief investment officer, was a founding partner of PIMCO in 1971.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

  . John B. Brynjolfsson, CFA, Managing Director, Portfolio Manager. He is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. Mr. Brynjolfsson joined PIMCO in 1989, previously having been associated with Charles River Associates and JP Morgan Securities. He has nineteen years of investment experience, and holds a bachelor's degree in physics and mathematics from Columbia College and an MBA in finance and economics from the MIT Sloan School of Management.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The PIMCO Inflation Protected Bond Portfolio and the PIMCO Real Return Fund, which is also advised by PIMCO, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in May 2003, it does not have a significant operating history. In order to provide you with the information regarding the investment capabilities of PIMCO, performance information regarding the PIMCO Real Return Fund is presented. Management fees paid by the PIMCO Real Return Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the PIMCO Real Return Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the PIMCO Real Return Fund, as a percentage of average net assets, applied to all prior periods Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of PIMCO Real Return Fund and the Portfolio will vary.

The table below compares the PIMCO Real Return Fund's average annual compounded total returns for the 1- and 5-year periods and since inception of the Class A shares on 1/27/97 through 12/31/05 with the Lehman Global Real: U.S. TIPS Bond Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

          Average Annual Total Return as of 12/31/04
-------------------------------------------------------------
                                                        Since
                                       1 Year  5 Year Inception
-------------------------------------- ------  ------ ---------
PIMCO Real Return Fund--Class A shares
 (without sales charge)                 2.17%   8.64%   7.81%
PIMCO Real Return Fund--Class A shares
 (with sales load)                     (0.89)%  7.98%   7.44%
Lehman Global Real: U.S. TIPS Index     2.84%   8.74%   7.33%*
* Index performance is from 1/31/97.

RCM CAPITAL MANAGEMENT LLC ("RCM"), a subsidiary of AGI LP, Suite 2900, Four Embarcadero Center, San Francisco, California 94111, is the Adviser to the RCM Global Technology Portfolio of the Trust. Originally founded in 1970, RCM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. RCM is an indirect subsidiary of Allianz AG. As of December 31, 2005, RCM had over $19.9 billion in assets under management.

  . Walter C. Price, CFA, Co-Portfolio Manager, is a Managing Director and Senior Analyst on the Global Technology Team. Mr. Price joined RCM in 1974.

  . Huachen Chen, CFA, Co-Portfolio Manager is a Senior Portfolio Manager with RCM. Mr. Chen joined RCM in 1984.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The RCM Global Technology Portfolio and the Allianz RCM Technology Fund, which is also advised by RCM, have substantially similar investment objectives, policies, and strategies. RCM began managing the Portfolio in January 2005. In order to provide you with information regarding the investment capabilities of RCM, performance information regarding the Allianz RCM Technology Fund is presented. Management fees paid by the Allianz RCM Technology Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Allianz RCM Technology Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Allianz RCM Technology Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Allianz RCM Technology Fund and the Portfolio will vary.

The table below compares the Allianz RCM Technology Fund's average annual compounded total returns for the 1- and 5- year periods and since inception on 12/31/95 through 12/31/04 with the NASDAQ Composite Index, an unmanaged market-value weighted index of all common stocks on the NASDAQ Stock Market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

      Average Annual Total Return as of 12/31/04
-----------------------------------------------------
                                               Since
                              1 Year 5 Year  Inception
----------------------------- ------ ------  ---------
Allianz RCM Technology Fund--
 Class I shares                8.90% (4.71)%   17.29%
NASDAQ Composite Index         2.12% (1.54)%    8.17%

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid-Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2005, T. Rowe Price and its affiliates managed over $269.5 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. Brian W. H. Berghuis acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and has been managing investments since 1988.

DISTRIBUTION PLAN

Each Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com); (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of each Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets, and Class E shares are subject to a Rule 12b-1 fee of 0.15% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A shares, Class B shares and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                         JANUARY 2, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------  DECEMBER 31, 2002(A)
CLASS A                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $14.36     $11.89      $8.89            $10.81
                                                       -------    -------    -------         --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.21       0.04     (0.08)              0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.87       2.43       3.22            (1.97)
                                                       -------    -------    -------         --------
TOTAL FROM INVESTMENT OPERATIONS                         2.08       2.47       3.14            (1.91)
                                                       -------    -------    -------         --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.02)      --++++    (0.11)            (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.19)         --     (0.03)                --
                                                       -------    -------    -------         --------
TOTAL DISTRIBUTIONS                                    (0.21)         --     (0.14)            (0.01)
                                                       -------    -------    -------         --------
NET ASSET VALUE, END OF PERIOD                         $16.23     $14.36     $11.89             $8.89
                                                       -------    -------    -------         --------
TOTAL RETURN                                           14.48%     20.80%     35.36%          (17.64)%+
                                                       -------    -------    -------         --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $644.5     $276.4       $8.4              $4.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.94%      1.04%      1.16%            1.10%++
NET INVESTMENT INCOME                                   1.37%      0.32%      0.80%            0.68%++
PORTFOLIO TURNOVER RATE                                 11.5%      11.3%     22.1%++            82.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.96%+++   1.03%+++   1.21%+++           2.49%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                  N/A        N/A      1.15%            1.08%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
++++ Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                                               FOR THE PERIOD FROM
                                                                                 OCTOBER 9, 2001
                                                                                 (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A)  2004(A)  2003(A)  2002(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $14.27   $11.84    $8.87    $10.84         $10.00
                                           -------  -------  -------  --------       --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                  0.17     0.16     0.02      0.01         (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    1.86     2.27     3.08    (1.97)           0.99
                                           -------  -------  -------  --------       --------
TOTAL FROM INVESTMENT OPERATIONS              2.03     2.43     3.10    (1.96)           0.97
                                           -------  -------  -------  --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --       --   (0.10)    (0.01)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.19)       --   (0.03)        --         (0.12)
GAINS                                      -------  -------  -------  --------       --------
TOTAL DISTRIBUTIONS                         (0.19)       --   (0.13)    (0.01)         (0.13)
                                           -------  -------  -------  --------       --------
NET ASSET VALUE, END OF PERIOD              $16.11   $14.27   $11.84     $8.87         $10.84
                                           -------  -------  -------  --------       --------
TOTAL RETURN                                14.24%   20.52%   34.96%  (18.09)%          9.69%+
                                           -------  -------  -------  --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $554.3   $483.9   $288.0     $17.9           $5.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     1.19%    1.23%    1.43%     1.35%         1.35%++
NET INVESTMENT INCOME (LOSS)                 1.11%    1.27%    0.17%     0.15%       (0.07)%++
PORTFOLIO TURNOVER RATE                      11.5%    11.3%    22.1%     82.0%          22.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                1.20%+++ 1.22%+++ 1.33%+++    2.64%         5.69%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                          N/A      N/A    1.43%     1.31%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                                                      FOR THE PERIOD FROM
                                                                                        JANUARY 2, 2002
                                                                                        (COMMENCEMENT OF
                                                     FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                     -------------------------------- DECEMBER 31, 2002(A)
CLASS E                                              2005(A)     2004(A)    2003(A)   --------------------
--------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $14.30     $11.85       $8.87          $10.70
                                                      --------   --------   --------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LESS)                             0.19       0.17        0.03          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.85       2.28        3.08          (1.81)
                                                      --------   --------   --------        --------
TOTAL FROM INVESTMENT OPERATIONS                         2.04       2.45        3.11          (1.82)
                                                      --------   --------   --------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.01)       --+++     (0.10)          (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.19)         --      (0.03)              --
                                                      --------   --------   --------        --------
TOTAL DISTRIBUTIONS                                    (0.20)         --      (0.13)          (0.01)
                                                      --------   --------   --------        --------
NET ASSET VALUE, END OF PERIOD                         $16.14     $14.30      $11.85           $8.87
                                                      --------   --------   --------        --------
TOTAL RETURN                                           14.27%     20.69%      35.14%        (16.99)%
                                                      --------   --------   --------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $130.4      $75.5       $23.6            $1.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                1.09%      1.14%       1.33%          1.25%++
NET INVESTMENT INCOME                                   1.25%      1.31%       0.24%        (0.16)%++
PORTFOLIO TURNOVER RATE                                 11.5%      11.3%       22.1%           82.0%+
RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                             1.10%***   1.12%***    1.24%***          2.42%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                  N/A        N/A       1.33%          1.22%++

--------------------------------------------------------------------------------
*** Excludes effect of deferred expense reimbursement by the Portfolio Manager. + Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  JANUS AGGRESSIVE GROWTH PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                         JANUARY 2, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $7.65      $7.03       $5.37             $7.44
                                                      ------     ------      -------         --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                              --       0.01      (0.01)              0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)              1.06       0.61        1.67            (2.08)
                                                      ------     ------      -------         --------
TOTAL FROM INVESTMENT OPERATIONS                        1.06       0.62        1.66            (2.07)
                                                      ------     ------      -------         --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --         --          --          (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.01)         --          --                --
                                                      ------     ------      -------         --------
TOTAL DISTRIBUTIONS                                   (0.01)         --          --          (0.00)+++
                                                      ------     ------      -------         --------
NET ASSET VALUE, END OF PERIOD                         $8.70      $7.65       $7.03             $5.37
                                                      ------     ------      -------         --------
TOTAL RETURN                                          13.84%      8.82%      30.91%          (27.78)%+
                                                      ------     ------      -------         --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $500.4     $250.8       $19.9              $2.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.72%      0.90%       0.89%            0.85%++
NET INVESTMENT INCOME (LOSS)                             --%      0.15%     (0.09)%            0.11%++
PORTFOLIO TURNOVER RATE                               121.0%     104.7%       91.5%             92.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
RATES:                                                0.72%*     0.85%*      0.90%*            1.43%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                 N/A        N/A       0.89%            0.77%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                              JANUS AGGRESSIVE GROWTH PORTFOLIO

                                                                               FOR THE PERIOD FROM
                                                                                FEBRUARY 12, 2001
                                                                                 (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                           --------------------------------    DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A)   2002(A)   --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $7.58   $6.99   $5.34    $7.40            $10.00
                                           ------- ------- ------- --------          --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                (0.02)  (0.01)  (0.02)   (0.01)                --+++
NET REALIZED AND UNREALIZED GAINS (LOSSES)    1.05    0.60    1.67   (2.05)            (2.60)
                                           ------- ------- ------- --------          --------
TOTAL FROM INVESTMENT OPERATIONS              1.03    0.59    1.65   (2.06)            (2.60)
                                           ------- ------- ------- --------          --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --      --   (0.00)+++             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.01)      --      --       --                --
GAINS                                      ------- ------- ------- --------          --------
TOTAL DISTRIBUTIONS                         (0.01)      --      --   (0.00)+++             --
                                           ------- ------- ------- --------          --------
NET ASSET VALUE, END OF PERIOD               $8.60   $7.58   $6.99    $5.34             $7.40
                                           ------- ------- ------- --------          --------
TOTAL RETURN                                13.58%   8.44%  30.90% (27.83)%          (26.00)%+
                                           ------- ------- ------- --------          --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $277.8  $339.5  $252.6    $46.8             $15.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     0.97%   1.15%   1.14%    1.10%             1.10%++
NET INVESTMENT LOSS                        (0.25)% (0.11)% (0.37)%  (0.18)%           (0.11)%++
PORTFOLIO TURNOVER RATE                     121.0%  104.7%   91.5%    92.7%             98.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                 0.97%*  1.08%*  1.18%*    1.69%             4.03%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                          N/A     N/A   1.13%    1.00%               N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  JANUS AGGRESSIVE GROWTH PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 17, 2003
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,          OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2003(A)
CLASS E                                                       2005(A)   2004(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $7.59     $6.99            $5.65
                                                               -------   -------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                   (0.01)        --           (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                       1.05      0.60             1.35
                                                               -------   -------        --------
TOTAL FROM INVESTMENT OPERATIONS                                 1.04      0.60             1.34
                                                               -------   -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                               --        --               --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.01)        --               --
                                                               -------   -------        --------
TOTAL DISTRIBUTIONS                                            (0.01)        --               --
                                                               -------   -------        --------
NET ASSET VALUE, END OF PERIOD                                  $8.62     $7.59            $6.99
                                                               -------   -------        --------
TOTAL RETURN                                                   13.69%     8.58%           23.72%
                                                               -------   -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $6.4      $5.5             $4.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.87%     1.05%           1.10%++
NET INVESTMENT LOSS                                           (0.15)%   (0.05)%         (0.26)%++
PORTFOLIO TURNOVER RATE                                        121.0%    104.7%            91.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:               0.87%*    0.98%*          1.04%++*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER REBATES:     N/A       N/A           1.05%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                    LAZARD MID-CAP PORTFOLIO*
                               (FORMERLY MET/AIM MID CAP CORE EQUITY PORTFOLIO)

                                                                                       FOR THE PERIOD FROM
                                                                                         JANUARY 2, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $14.13     $12.33      $9.85            $10.98
                                                       -------    -------    -------         --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.04       0.08       0.01              0.03
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.16       1.72       2.58            (1.15)
                                                       -------    -------    -------         --------
TOTAL FROM INVESTMENT OPERATIONS                         1.20       1.80       2.59            (1.12)
                                                       -------    -------    -------         --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.06)         --     (0.01)          (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.62)         --     (0.10)            (0.01)
                                                       -------    -------    -------         --------
TOTAL DISTRIBUTIONS                                    (1.68)         --     (0.11)            (0.01)
                                                       -------    -------    -------         --------
NET ASSET VALUE, END OF PERIOD                         $13.65     $14.13     $12.33             $9.85
                                                       -------    -------    -------         --------
RATIOS/SUPPLEMENTAL DATE:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $89.0      $58.8       $4.5              $4.2
TOTAL RETURN                                            8.40%     14.60%     26.42%          (10.18)%+
                                                       -------    -------    -------         --------
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.79%      0.85%      0.93%            0.90%++
NET INVESTMENT INCOME                                   0.63%      0.59%      0.10%            0.26%++

PORTFOLIO TURNOVER RATE                                170.0%      90.7%      36.2%             37.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.82%**    0.83%**    0.96%**            1.64%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                  N/A        N/A      0.92%            0.86%++

--------------------------------------------------------------------------------
* Effective December 19, 2005, the Portfolio changed its name from Lazard Mid-Cap Portfolio and Lazard Asset Management LLC because the Portfolio's Adviser.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID-CAP PORTFOLIO*
(FORMERLY MET/AIM MID CAP CORE EQUITY PORTFOLIO)

                                                                                      FOR THE PERIOD FROM
                                                                                        OCTOBER 9, 2001
                                                                                       (COMMENCEMENT OF
                                                  FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                               -----------------------------------     DECEMBER 31, 2001
CLASS B                                        2005(A) 2004(A)  2003(A)     2002(A)   -------------------
--------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $14.05  $12.29   $9.83      $11.02          $14.27
                                               ------- ------- -------    --------          ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME LOSS                        0.05    0.02  (0.01)          --            0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)        1.10    1.74    2.57      (1.18)            1.86
                                               ------- ------- -------    --------          ------
TOTAL FROM INVESTMENT OPERATIONS                  1.15    1.76    2.56      (1.18)            2.03
                                               ------- ------- -------    --------          ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            (0.01)      --      --+++       --+++           --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS   (1.62)      --  (0.10)      (0.01)          (0.19)
                                               ------- ------- -------    --------          ------
TOTAL DISTRIBUTIONS                             (1.63)      --  (0.10)      (0.01)          (0.19)
                                               ------- ------- -------    --------          ------
NET ASSET VALUE, END OF PERIOD                  $13.57  $14.05  $12.29       $9.83          $16.11
                                               ------- ------- -------    --------          ------
TOTAL RETURN                                     8.06%  14.32%  26.03%    (10.73)%          14.24%+
                                               ------- ------- -------    --------          ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $200.4  $211.0  $211.8       $32.8          $554.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                         1.03%   1.08%   1.19%       1.15%           1.19%++
NET INVESTMENT INCOME/(LOSS)                     0.38%   0.16% (0.08)%          --           1.11%
PORTFOLIO TURNOVER RATE                         170.0%   90.7%   36.2%       37.1%           12.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER
AND BROKER REBATES:                            1.07%** 1.03%** 1.15%**       1.91%            1.2%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                    N/A     N/A   1.19%       1.12%           1.19%

--------------------------------------------------------------------------------
* Effective December 19, 2005, the Portfolio changed its name from Lazard Mid-Cap Portfolio and Lazard Asset Management LLC because the Portfolio's Adviser.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                                    LAZARD MID-CAP PORTFOLIO*
                               (FORMERLY MET/AIM MID CAP CORE EQUITY PORTFOLIO)

                                                                                       FOR THE PERIOD FROM
                                                                                          APRIL 1, 2002
                                                                                        (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,   OPERATIONS) TO
                                                      -------------------------------   DECEMBER 31, 2002
CLASS E                                               2005(A)    2004(A)    2003(A)    -------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $14.10     $12.32      $9.84          $14.30
                                                       -------    -------    -------         ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME LOSS                               0.07       0.04         --            0.19
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.10       1.74       2.58            1.85
                                                       -------    -------    -------         ------
TOTAL FROM INVESTMENT OPERATIONS                         1.17       1.78       2.58            2.04
                                                       -------    -------    -------         ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.04)         --       --+++         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.62)         --     (0.10)          (0.19)
                                                       -------    -------    -------         ------
TOTAL DISTRIBUTIONS                                    (1.66)         --     (0.10)          (0.20)
                                                       -------    -------    -------         ------
NET ASSET VALUE, END OF PERIOD                         $13.61     $14.10     $12.32          $16.14
                                                       -------    -------    -------         ------
TOTAL RETURN                                            8.23%     14.45%     26.35%          14.27%
                                                       -------    -------    -------         ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $32.6      $30.5      $19.8          $130.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.93%      0.98%      1.09%           1.09%
NET INVESTMENT INCOME/(LOSS)                            0.49%      0.29%      0.02%           1.25%
PORTFOLIO TURNOVER RATE                                170.0%      90.7%      36.2%           12.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.97%**    0.94%**    1.07%**           1.10%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                  N/A        N/A      1.08%           1.09%

--------------------------------------------------------------------------------
* Effective December 19, 2005, the Portfolio changed its name from Lazard Mid-Cap Portfolio and Lazard Asset Management LLC because the Portfolio's Adviser.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                    NOVEMBER 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS A                                                                           DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.00
                                                                                         ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                        --
NET REALIZED AND UNREALIZED GAINS                                                          0.65
                                                                                         ------
TOTAL FROM INVESTMENT OPERATIONS                                                           0.65
                                                                                         ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                --
                                                                                         ------
TOTAL DISTRIBUTIONS                                                                          --
                                                                                         ------
NET ASSET VALUE, END OF PERIOD                                                           $10.65
                                                                                         ------
TOTAL RETURN                                                                              6.50%
                                                                                         ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                    $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                 0.80%++
NET INVESTMENT INCOME                                                                    0.08%++
PORTFOLIO TURNOVER RATE                                                                    9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                              8.27%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                    NOVEMBER 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                      $10.00
                                                                                        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                                       (0.01)
NET REALIZED AND UNREALIZED GAINS                                                           0.66
                                                                                        --------
TOTAL FROM INVESTMENT OPERATIONS                                                            0.65
                                                                                        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                          --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                 --
                                                                                        --------
TOTAL DISTRIBUTIONS                                                                           --
                                                                                        --------
NET ASSET VALUE, END OF PERIOD                                                            $10.65
                                                                                        --------
TOTAL RETURN                                                                               6.50%
                                                                                        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                     $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                  1.05%++
NET INVESTMENT LOSS                                                                     (0.36)%++
PORTFOLIO TURNOVER RATE                                                                     9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                               4.54%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO*

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2005(A) 2004(A) 2003(A) 2002(A) 2001(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.63  $12.04  $10.24   $11.22 $11.75
                                                      ------  ------  ------  ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.75    0.70    0.73     0.77   0.90
NET REALIZED AND UNREALIZED GAINS (LOSSES)            (0.52)    0.31    1.27   (0.79) (0.48)
                                                      ------  ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS                        0.23    1.01    2.00   (0.02)   0.42
                                                      ------  ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.58)  (0.42)  (0.20)   (0.96) (0.95)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             --      --      --       --     --
                                                      ------  ------  ------  ------- ------
TOTAL DISTRIBUTIONS                                   (0.58)  (0.42)  (0.20)   (0.96) (0.95)
                                                      ------  ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD                        $12.28  $12.63  $12.04   $10.24 $11.22
                                                      ------  ------  ------  ------- ------
TOTAL RETURN                                           1.81%   8.43%  19.52%  (0.39)%  3.76%
                                                      ------  ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $856.4  $520.3  $234.6   $202.1 $154.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.56%   0.63%   0.70%    0.70%  0.72%
NET INVESTMENT INCOME                                  5.92%   5.65%   6.52%    7.43%  7.76%
PORTFOLIO TURNOVER RATE                                42.1%   39.8%   36.9%    45.8%  66.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER:                         N/A     N/A   0.67%+   0.77%  0.75%

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Bond Debenture Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Bond Debenture Portfolio.
+ Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                                             FOR THE PERIOD FROM
                                                                                MARCH 22, 2001
                                                                               (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                           --------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A)  2003(A)  2002(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $12.54  $11.97  $10.21     $11.20        $12.03
                                           ------  ------  ------    -------        ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.71    0.69    0.69       0.72          0.64
NET REALIZED AND UNREALIZED GAINS (LOSSES) (0.52)    0.29    1.46     (0.76)        (0.52)
                                           ------  ------  ------    -------        ------
TOTAL FROM INVESTMENT OPERATIONS             0.19    0.98    2.15     (0.04)          0.12
                                           ------  ------  ------    -------        ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.54)  (0.41)  (0.20)     (0.95)        (0.95)
DISTRIBUTIONS FROM NET REALIZED CAPITAL        --      --  (0.19)         --            --
GAINS                                      ------  ------  ------    -------        ------
TOTAL DISTRIBUTIONS                        (0.54)  (0.41)  (0.39)     (0.95)        (0.95)
                                           ------  ------  ------    -------        ------
NET ASSET VALUE, END OF PERIOD             $12.19  $12.54  $11.97     $10.21        $11.20
                                           ------  ------  ------    -------        ------
TOTAL RETURN                                1.49%   8.17%  19.15%    (0.57)%         1.17%+
                                           ------  ------  ------    -------        ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $704.5  $776.0  $758.2     $197.4         $31.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.81%   0.88%   0.96%      0.95%         0.95%++
NET INVESTMENT INCOME                       5.65%   5.61%   6.11%      7.12%         7.38%++
PORTFOLIO TURNOVER RATE                     42.1%   39.8%   36.9%      45.8%         66.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                      N/A     N/A   0.91%+++   1.05%         0.98%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                          APRIL 1, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------  DECEMBER 31, 2002(A)
CLASS E                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.57     $12.00      $10.22           $11.27
                                                      ------     ------      -------         -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.72       0.70        0.70             0.53
NET REALIZED AND UNREALIZED GAINS (LOSSES)            (0.52)       0.29        1.28           (0.62)
                                                      ------     ------      -------         -------
TOTAL FROM INVESTMENT OPERATIONS                        0.20       0.99        1.98           (0.09)
                                                      ------     ------      -------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.56)     (0.42)      (0.20)           (0.96)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             --         --          --               --
                                                      ------     ------      -------         -------
TOTAL DISTRIBUTIONS                                   (0.56)     (0.42)      (0.20)           (0.96)
                                                      ------     ------      -------         -------
NET ASSET VALUE, END OF PERIOD                        $12.21     $12.57      $12.00           $10.22
                                                      ------     ------      -------         -------
TOTAL RETURN                                           1.60%      8.24%      19.35%          (1.03)%
                                                      ------     ------      -------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $35.1      $35.2       $22.8             $2.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.71%      0.78%       0.86%           0.85%++
NET INVESTMENT INCOME                                  5.76%      5.67%       6.10%           7.12%++
PORTFOLIO TURNOVER RATE                                42.1%      39.8%       36.9%            45.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER:                     N/A        N/A     0.81%+++          0.98%++

--------------------------------------------------------------------------------
+  Non-annualized
+  Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                           MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                         JANUARY 2, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.84     $12.03      $8.65            $11.85
                                                       -------    -------    -------         --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.07)     (0.09)     (0.08)            (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.18       0.90       3.46            (3.09)
                                                       -------    -------    -------         --------
TOTAL FROM INVESTMENT OPERATIONS                         1.11       0.81       3.38            (3.20)
                                                       -------    -------    -------         --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --         --         --                --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)         --         --                --
                                                       -------    -------    -------         --------
TOTAL DISTRIBUTIONS:                                   (0.29)         --         --                --
                                                       -------    -------    -------         --------
NET ASSET VALUE, END OF PERIOD                         $13.66     $12.84     $12.03             $8.65
                                                       -------    -------    -------         --------
TOTAL RETURN                                            8.59%      6.73%     39.08%          (27.00)%+
                                                       -------    -------    -------         --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $215.4      $92.5       $6.2              $6.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.99%      1.03%      1.04%            1.05%++
NET INVESTMENT LOSS                                   (0.53)%    (0.74)%    (0.78)%          (0.64)%++
PORTFOLIO TURNOVER RATE                                 74.8%      94.9%      29.8%             19.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.96%*     1.02%*      1.16%            2.10%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                  N/A        N/A        N/A            1.03%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not Applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                              OCTOBER 9, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $12.74  $11.97   $8.62   $11.89         $10.00
                                           ------- ------- ------- --------       --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.10)  (0.12)  (0.11)   (0.08)         (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    1.16    0.89    3.46   (3.19)           1.91
                                           ------- ------- ------- --------       --------
TOTAL FROM INVESTMENT OPERATIONS              1.06    0.77    3.35   (3.27)           1.89
                                           ------- ------- ------- --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --      --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.29)      --      --       --             --
GAINS                                      ------- ------- ------- --------       --------
TOTAL DISTRIBUTIONS:                        (0.29)      --      --       --             --
                                           ------- ------- ------- --------       --------
NET ASSET VALUE, END OF PERIOD              $13.51  $12.74  $11.97    $8.62         $11.89
                                           ------- ------- ------- --------       --------
TOTAL RETURN                                 8.27%   6.43%  38.86% (27.50)%        18.90%+
                                           ------- ------- ------- --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $297.1  $309.7  $206.3    $47.1           $7.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     1.25%   1.29%   1.30%    1.30%         1.30%++
NET INVESTMENT LOSS                        (0.80)% (1.03)% (1.04)%  (0.87)%       (0.92)%++
PORTFOLIO TURNOVER RATE                      74.8%   94.9%   29.8%    19.5%           5.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                 1.20%*  1.23%*   1.36%    2.32%         5.22%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                          N/A     N/A     N/A    1.28%            N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                          APRIL 1, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2002(A)
CLASS E                                               2005(A)     2004(A)    2003(A)   --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.80      $12.01      $8.64           $11.54
                                                       -------     -------    -------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.09)      (0.11)     (0.10)           (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.18        0.90       3.47           (2.85)
                                                       -------     -------    -------        --------
TOTAL FROM INVESTMENT OPERATIONS                         1.09        0.79       3.37           (2.90)
                                                       -------     -------    -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --          --         --               --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)          --         --               --
                                                       -------     -------    -------        --------
TOTAL DISTRIBUTIONS                                    (0.29)          --         --               --
                                                       -------     -------    -------        --------
NET ASSET VALUE, END OF PERIOD                         $13.60      $12.80     $12.01            $8.64
                                                       -------     -------    -------        --------
TOTAL RETURN                                            8.46%       6.58%     39.00%         (25.13)%
                                                       -------     -------    -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $13.4       $12.4       $8.6             $1.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                1.15%       1.18%      1.20%           1.20%++
NET INVESTMENT LOSS                                   (0.70)%     (0.93)%    (0.94)%         (0.77)%++
PORTFOLIO TURNOVER RATE                                 74.8%       94.9%      29.8%            19.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              1.11%+++    1.13%+++     1.25%           2.23%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                  N/A         N/A        N/A           1.18%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                                MAY 1, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.72   $9.81   $7.49     $8.48          $9.55
                                           ------  ------  ------  --------       --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                 0.14    0.08    0.06      0.06         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)   1.83    1.85    2.34    (1.04)         (1.04)
                                           ------  ------  ------  --------       --------
TOTAL FROM INVESTMENT OPERATIONS             1.97    1.93    2.40    (0.98)         (1.05)
                                           ------  ------  ------  --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.07)      --  (0.08)    (0.01)         (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.62)  (0.02)      --        --             --
GAINS                                      ------  ------  ------  --------       --------
TOTAL DISTRIBUTIONS                        (0.69)  (0.02)  (0.08)    (0.01)         (0.02)
                                           ------  ------  ------  --------       --------
NET ASSET VALUE, END OF PERIOD             $13.00  $11.72   $9.81     $7.49          $8.48
                                           ------  ------  ------  --------       --------
TOTAL RETURN                               16.77%  19.72%  32.20%  (11.52)%       (11.04)%+
                                           ------  ------  ------  --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $624.2  $304.0   $67.3      $9.4           $3.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.93%   1.06%   1.09%     1.00%         1.00%++
NET INVESTMENT INCOME (LOSS)                1.18%   0.75%   0.68%     0.73%       (0.01)%++
PORTFOLIO TURNOVER RATE                     84.5%   98.5%   99.0%    114.1%         133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                0.93%*  0.94%*   1.11%     1.86%         5.08%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                         N/A     N/A   1.09%     1.00%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                             FEBRUARY 12, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.68   $9.79   $7.47     $8.48         $10.00
                                           ------  ------  ------  --------       --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.11    0.05    0.05      0.03           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)   1.81    1.86    2.33    (1.03)         (1.52)
                                           ------  ------  ------  --------       --------
TOTAL FROM INVESTMENT OPERATIONS             1.92    1.91    2.38    (1.00)         (1.51)
                                           ------  ------  ------  --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.04)      --  (0.06)    (0.01)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.62)  (0.02)      --        --             --
GAINS                                      ------  ------  ------  --------       --------
TOTAL DISTRIBUTIONS                        (0.66)  (0.02)  (0.06)    (0.01)         (0.01)
                                           ------  ------  ------  --------       --------
NET ASSET VALUE, END OF PERIOD             $12.94  $11.68   $9.79     $7.47          $8.48
                                           ------  ------  ------  --------       --------
TOTAL RETURN                               16.42%  19.56%  32.04%  (11.80)%       (15.14)%+
                                           ------  ------  ------  --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $443.5  $396.0  $186.0     $67.1          $14.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    1.19%   1.32%   1.33%     1.25%         1.25%++
NET INVESTMENT INCOME                       0.90%   0.47%   0.56%     0.34%         0.13%++
PORTFOLIO TURNOVER RATE                     84.5%   98.5%   99.0%    114.1%         133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                1.19%*  1.18%*   1.39%     2.07%         5.33%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                         N/A     N/A   1.33%     1.25%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                               FEBRUARY 12, 2001
                                            FOR THE YEARS ENDED DECEMBER 31,    (COMMENCEMENT OF
                                           ----------------------------------    OPERATIONS) TO
CLASS E                                    2005(A)  2004(A)  2003(A) 2002(A)  DECEMBER 31, 2001(A)
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $11.70    $9.80   $7.48     $8.48          $8.15
                                           -------  -------  ------  --------       --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME(LESS)                   0.13     0.07    0.05      0.03         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    1.81     1.85    2.34    (1.02)           0.35
                                           -------  -------  ------  --------       --------
TOTAL FROM INVESTMENT OPERATIONS              1.94     1.92    2.39    (0.99)           0.34
                                           -------  -------  ------  --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME        (0.06)       --  (0.07)    (0.01)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.62)   (0.02)      --        --             --
GAINS                                      -------  -------  ------  --------       --------
TOTAL DISTRIBUTIONS                         (0.68)   (0.02)  (0.07)    (0.01)         (0.01)
                                           -------  -------  ------  --------       --------
NET ASSET VALUE, END OF PERIOD              $12.96   $11.70   $9.80     $7.48          $8.48
                                           -------  -------  ------  --------       --------
TOTAL RETURN                                16.52%   19.64%  32.09%  (11.65)%        (4.22)%
                                           -------  -------  ------  --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)      $14.6    $11.3    $6.9      $1.8             --
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     1.09%    1.22%   1.23%     1.15%         1.15%++
NET INVESTMENT INCOME                        1.07%    0.72%   0.59%     0.34%       (1.02)%++
PORTFOLIO TURNOVER RATE                      84.5%    98.5%   99.0%    114.1%         133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                1.09%+++ 1.09%+++  1.28%     1.82%         5.23%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                          N/A      N/A   1.23%     1.15%           N/A++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                         NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $12.47               $10.00
                                                                    ------              -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.30                 0.55
NET REALIZED AND UNREALIZED GAINS                                     1.40                 2.42
                                                                    ------              -------
TOTAL FROM INVESTMENT OPERATIONS                                      1.70                 2.97
                                                                    ------              -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --               (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.02)               (0.28)
                                                                    ------              -------
TOTAL DISTRIBUTIONS                                                 (0.02)               (0.50)
                                                                    ------              -------
NET ASSET VALUE, END OF PERIOD                                      $14.15               $12.47
                                                                    ------              -------
TOTAL RETURN                                                        13.61%              29.73%++
                                                                    ------              -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $204.1                $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.69%                0.84%+
NET INVESTMENT INCOME                                                2.27%                6.76%+
PORTFOLIO TURNOVER RATE                                              13.5%               52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.70%                0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $12.47               $10.00
                                                                    ------               ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.26                 0.26
NET REALIZED AND UNREALIZED GAINS                                     1.40                 2.69
                                                                    ------               ------
TOTAL FROM INVESTMENT OPERATIONS                                      1.66                 2.95
                                                                    ------               ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --               (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.02)               (0.28)
                                                                    ------               ------
TOTAL DISTRIBUTIONS                                                 (0.02)               (0.48)
                                                                    ------               ------
NET ASSET VALUE, END OF PERIOD                                      $14.11               $12.47
                                                                    ------               ------
TOTAL RETURN                                                        13.29%               29.55%+
                                                                    ------               ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $316.4               $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.94%               0.98%++
NET INVESTMENT INCOME                                                2.00%               3.45%++
PORTFOLIO TURNOVER RATE                                              13.5%                52.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.95%               0.98%++

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                         NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $12.47               $10.00
                                                                    ------               ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.28                 0.33
NET REALIZED AND UNREALIZED GAINS                                     1.40                 2.64
                                                                    ------               ------
TOTAL FROM INVESTMENT OPERATIONS                                      1.68                 2.97
                                                                    ------               ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --               (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.02)               (0.28)
                                                                    ------               ------
TOTAL DISTRIBUTIONS                                                 (0.02)               (0.50)
                                                                    ------               ------
NET ASSET VALUE, END OF PERIOD                                      $14.13               $12.47
                                                                    ------               ------
TOTAL RETURN                                                        13.45%               29.69%+
                                                                    ------               ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                              $51.3                $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.84%               0.91%++
NET INVESTMENT INCOME                                                2.14%               4.19%++
PORTFOLIO TURNOVER RATE                                              13.5%                52.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.84%               0.91%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                         JANUARY 2, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.36      $8.33      $6.47              $8.57
                                                      ------     ------     ------           --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.03       0.07       0.01               0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.39       0.47       1.85             (2.11)
                                                      ------     ------     ------           --------
TOTAL FROM INVESTMENT OPERATIONS                        0.42       0.54       1.86             (2.10)
                                                      ------     ------     ------           --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)     (0.06)         --           (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.08)     (0.45)         --                 --
                                                      ------     ------     ------           --------
TOTAL DISTRIBUTIONS                                   (0.09)     (0.51)         --           (0.00)+++
                                                      ------     ------     ------           --------
NET ASSET VALUE, END OF PERIOD                         $8.69      $8.36      $8.33              $6.47
                                                      ------     ------     ------           --------
TOTAL RETURN                                           4.99%      6.70%     28.75%           (24.47)%+
                                                      ------     ------     ------           --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $664.2     $298.0       $0.2               $0.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.69%      0.68%      0.72%             0.75%++
NET INVESTMENT INCOME                                  0.42%      0.90%      0.07%             0.17%++
PORTFOLIO TURNOVER RATE                                72.4%      65.3%      36.6%              20.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.64%*     0.69%*     0.75%*             0.99%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                 N/A        N/A      0.72%                N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                               FOR THE PERIOD FROM
                                                                                FEBRUARY 12, 2001
                                                                                 (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                           --------------------------------    DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A)   2002(A)   --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $8.31   $8.29    $6.45    $8.57            $10.00
                                           ------  ------  ------- --------          --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.01    0.06       --     0.00+++         0.00+++
NET REALIZED AND UNREALIZED GAINS (LOSSES)   0.38    0.46     1.84   (2.12)            (1.43)
                                           ------  ------  ------- --------          --------
TOTAL FROM INVESTMENT OPERATIONS             0.39    0.52     1.84   (2.12)            (1.43)
                                           ------  ------  ------- --------          --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME           --  (0.05)       --   (0.00)+++       (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.08)  (0.45)       --       --                --
GAINS                                      ------  ------  ------- --------          --------
TOTAL DISTRIBUTIONS                        (0.08)  (0.50)       --   (0.00)+++       (0.00)+++
                                           ------  ------  ------- --------          --------
NET ASSET VALUE, END OF PERIOD              $8.62   $8.31    $8.29    $6.45             $8.57
                                           ------  ------  ------- --------          --------
TOTAL RETURN                                4.71%   6.40%   28.53% (24.73)%          (14.27)%+
                                           ------  ------  ------- --------          --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $501.8  $634.6   $551.0   $122.4             $26.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.94%   0.95%    0.99%    1.00%            1.00%++
NET INVESTMENT INCOME (LOSS)                0.18%   0.67%  (0.03)%  (0.02)%            0.04%++
PORTFOLIO TURNOVER RATE                     72.4%   65.3%    36.6%    20.6%             29.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                0.89%*  0.91%*   0.98%*    1.22%            3.21%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                         N/A     N/A    0.99%      N/A               N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS E                                                                           DECEMBER 31, 2001(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                       $7.97
                                                                                        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                       0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                                                  0.79
                                                                                        --------
TOTAL FROM INVESTMENT OPERATIONS                                                            0.80
                                                                                        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                    (0.01)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                             (0.08)
                                                                                        --------
TOTAL DISTRIBUTIONS                                                                       (0.09)
                                                                                        --------
NET ASSET VALUE, END OF PERIOD                                                             $8.68
                                                                                        --------
TOTAL RETURN                                                                              10.01%
                                                                                        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                     $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                  0.83%++
NET INVESTMENT INCOME (LOSS)                                                              0.15%++
PORTFOLIO TURNOVER RATE                                                                    72.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                               0.80%*

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investments income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 1, 2003
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2003(A)
CLASS A                                                      2005(A)   2004(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $10.64    $10.29         $10.00
                                                             --------  --------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.31      0.16           0.07
NET REALIZED AND UNREALIZED GAINS                              (0.15)      0.81           0.47
                                                             --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                 0.16      0.97           0.54
                                                             --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                               --    (0.11)         (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.02)    (0.51)         (0.21)
                                                             --------  --------        -------
TOTAL DISTRIBUTIONS                                            (0.02)    (0.62)         (0.25)
                                                             --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                 $10.78    $10.64         $10.29
                                                             --------  --------        -------
TOTAL RETURN                                                    1.48%     9.41%         5.47%++
                                                             --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $585.8    $331.3           $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.55%     0.62%          0.70%+
NET INVESTMENT INCOME                                           2.85%     1.39%          0.72%+
PORTFOLIO TURNOVER RATE                                      1,228.7%  1,173.9%        935.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                     N/A       N/A          0.74%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 1, 2003
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2003(A)
CLASS B                                                      2005(A)   2004(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $10.63    $10.29         $10.00
                                                             --------  --------         ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.27      0.08           0.07
NET REALIZED AND UNREALIZED GAINS                              (0.12)      0.84           0.46
                                                             --------  --------         ------
TOTAL FROM INVESTMENT OPERATIONS                                 0.15      0.92           0.53
                                                             --------  --------         ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                               --    (0.07)         (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.02)    (0.51)         (0.21)
                                                             --------  --------         ------
TOTAL DISTRIBUTIONS                                            (0.02)    (0.58)         (0.24)
                                                             --------  --------         ------
NET ASSET VALUE, END OF PERIOD                                 $10.76    $10.63         $10.29
                                                             --------  --------         ------
TOTAL RETURN                                                    1.39%     8.99%          5.35%+
                                                             --------  --------         ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $385.4    $502.3         $366.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.80%     0.81%         0.84%++
NET INVESTMENT INCOME                                           2.52%     0.73%         0.64%++
PORTFOLIO TURNOVER RATE                                      1,228.7%  1,173.9%         935.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                     N/A       N/A         0.84%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                                MAY 1, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------  DECEMBER 31, 2001(A)
CLASS A                                    2005(A)  2004(A) 2003(A) 2002(A) --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.40   $11.61  $11.34  $10.35         $10.03
                                           ------   ------  ------  ------         ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.40     0.20    0.28    0.33           0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES) (0.12)     0.40    0.23    0.66           0.40
                                           ------   ------  ------  ------         ------
TOTAL FROM INVESTMENT OPERATIONS             0.28     0.60    0.51    0.99           0.67
                                           ------   ------  ------  ------         ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.01)   (0.81)  (0.13)      --         (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.07)       --  (0.11)      --         (0.15)
GAINS                                      ------   ------  ------  ------         ------
TOTAL DISTRIBUTIONS                        (0.08)   (0.81)  (0.24)      --         (0.35)
                                           ------   ------  ------  ------         ------
NET ASSET VALUE, END OF PERIOD             $11.60   $11.40  $11.61  $11.34         $10.35
                                           ------   ------  ------  ------         ------
TOTAL RETURN                                2.46%    5.25%   4.53%   9.57%          6.68%+
                                           ------   ------  ------  ------         ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $912.6   $578.0  $194.5  $155.0          $59.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.57%    0.57%   0.59%   0.65%         0.65%++
NET INVESTMENT INCOME                       3.42%    1.69%   2.43%   3.06%         3.76%++
PORTFOLIO TURNOVER RATE                    344.2%   416.0%  547.1%  474.4%         346.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                    0.57%      N/A  0.57%*  0.64%*         1.15%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                                             FOR THE PERIOD FROM
                                                                              FEBRUARY 12, 2001
                                                                               (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                           --------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A)  2004(A)  2003(A) 2002(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $11.32   $11.54 $11.29  $10.33         $10.00
                                           -------- -------- ------  ------         ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                          0.37     0.19   0.24    0.31           0.32
NET REALIZED AND UNREALIZED GAINS (LOSSES)   (0.12)     0.38   0.25    0.65           0.34
                                           -------- -------- ------  ------         ------
TOTAL FROM INVESTMENT OPERATIONS               0.25     0.57   0.49    0.96           0.66
                                           -------- -------- ------  ------         ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
INCOME                                           --   (0.79) (0.13)      --         (0.18)
DISTRIBUTIONS FROM NET REALIZED CAPITAL      (0.07)       -- (0.11)      --         (0.15)
GAINS                                      -------- -------- ------  ------         ------
TOTAL DISTRIBUTIONS                          (0.07)   (0.79) (0.24)      --         (0.33)
                                           -------- -------- ------  ------         ------
NET ASSET VALUE, END OF PERIOD               $11.50   $11.32 $11.54  $11.29         $10.33
                                           -------- -------- ------  ------         ------
TOTAL RETURN                                  2.25%    4.98%  4.53%   9.29%          6.68%+
                                           -------- -------- ------  ------         ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $1,107.7 $1,028.5 $893.8  $427.7          $46.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                      0.82%    0.81%  0.83%   0.90%         0.90%++
NET INVESTMENT INCOME                         3.13%    1.66%  2.07%   2.85%         3.48%++
PORTFOLIO TURNOVER RATE                      344.2%   416.0% 547.1%  474.4%         346.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                      0.82%      N/A 0.82%*  0.90%*         1.40%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                             FEBRUARY 12, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------  DECEMBER 31, 2001(A)
CLASS E                                    2005(A)  2004(A) 2003(A) 2002(A) --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.34   $11.56  $11.30  $10.33         $10.65
                                           ------   ------  ------  ------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                 0.39     0.21    0.23    0.33           0.07
NET REALIZED AND UNREALIZED GAINS          (0.13)     0.37    0.27    0.64         (0.26)
                                           ------   ------  ------  ------        -------
TOTAL FROM INVESTMENT OPERATIONS             0.26     0.58    0.50    0.97         (0.19)
                                           ------   ------  ------  ------        -------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
INCOME                                         --   (0.80)  (0.13)      --         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.07)       --  (0.11)      --         (0.04)
GAINS                                      ------   ------  ------  ------        -------
TOTAL DISTRIBUTIONS                        (0.07)   (0.80)  (0.24)      --         (0.13)
                                           ------   ------  ------  ------        -------
NET ASSET VALUE, END OF PERIOD             $11.53   $11.34  $11.56  $11.30         $10.33
                                           ------   ------  ------  ------        -------
TOTAL RETURN                                2.33%    5.06%   4.44%   9.39%        (1.81)%+
                                           ------   ------  ------  ------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $146.6   $146.6  $119.3   $29.2           $0.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.72%    0.71%   0.73%   0.80%         0.80%++
NET INVESTMENT INCOME                       3.24%    1.76%   2.02%   3.00%         3.71%++
PORTFOLIO TURNOVER RATE                    344.2%   416.0%  547.1%  474.4%         346.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                    0.72%      N/A  0.71%*  0.80%*         1.30%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  RCM GLOBAL TECHNOLOGY PORTFOLIO
(FORMERLY PIMCO PEA INNOVATION PORTFOLIO)*

                                                                            FOR THE PERIOD FROM
                                                                                MAY 1, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $4.62   $4.83   $3.06    $6.18          $8.06
                                           ------- ------- ------- --------       --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.03)  (0.02)  (0.04)   (0.04)         (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    0.56  (0.19)    1.81   (3.08)         (1.84)
                                           ------- ------- ------- --------       --------
TOTAL FROM INVESTMENT OPERATIONS              0.53  (0.21)    1.77   (3.12)         (1.88)
                                           ------- ------- ------- --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --      --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.04)   --+++      --       --             --
GAINS                                      ------- ------- ------- --------       --------
TOTAL DISTRIBUTIONS                         (0.04)      --      --       --             --
                                           ------- ------- ------- --------       --------
NET ASSET VALUE, END OF PERIOD               $5.11   $4.62   $4.83    $3.06          $6.18
                                           ------- ------- ------- --------       --------
TOTAL RETURN                                11.35% (4.28)%  57.84% (50.49)%       (23.33)%+
                                           ------- ------- ------- --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $129.3   $81.8   $47.2    $13.0          $16.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     1.10%   0.96%   1.10%    1.10%         1.10%++
NET INVESTMENT LOSS                        (0.69)% (0.45)% (0.89)%  (0.90)%       (0.90)%++
PORTFOLIO TURNOVER RATE                     290.7%  173.0%  313.0%   227.2%         346.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                  1.19%     N/A   1.26%    1.73%         3.97%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                          N/A     N/A   1.04%    1.04%            N/A

--------------------------------------------------------------------------------
* Effective May 1, 2004, the Portfolio changed its name from PIMCO Innovation Portfolio to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, the Portfolio changed its name to RCM Global Technology Portfolio.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.

                                                RCM GLOBAL TECHNOLOGY PORTFOLIO
                                     (FORMERLY PIMCO PEA INNOVATION PORTFOLIO)*

                                                                            FOR THE PERIOD FROM
                                                                             FEBRUARY 12, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $4.58   $4.79   $3.04    $6.16         $10.00
                                           ------- ------- ------- --------       --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.04)  (0.02)  (0.05)   (0.04)         (0.06)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    0.55  (0.19)    1.80   (3.08)         (3.78)
                                           ------- ------- ------- --------       --------
TOTAL FROM INVESTMENT OPERATIONS              0.51  (0.21)    1.75   (3.12)         (3.84)
                                           ------- ------- ------- --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --      --       --             --
DISTRIBUTIONS FORM NET REALIZED CAPITAL     (0.04)   --+++      --       --             --
GAINS                                      ------- ------- ------- --------       --------
TOTAL DISTRIBUTIONS                         (0.04)      --      --       --             --
                                           ------- ------- ------- --------       --------
NET ASSET VALUE, END OF PERIOD               $5.05   $4.58   $4.79    $3.04          $6.16
                                           ------- ------- ------- --------       --------
TOTAL RETURN                                11.01% (4.31)%  57.57% (50.65)%       (38.40)%+
                                           ------- ------- ------- --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)      $86.5  $100.2   $64.8    $15.2           $9.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     1.35%   1.21%   1.35%    1.35%         1.35%++
NET INVESTMENT LOSS                        (0.95)% (0.57)% (1.14)%  (1.13)%       (1.01)%++
PORTFOLIO TURNOVER RATE                     290.7%  173.0%  313.0%   227.2%         346.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT TO THE
MANAGER AND BROKER REBATES:                  1.44%     N/A   1.52%    1.96%         4.21%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                          N/A     N/A   1.29%    1.27%            N/A

--------------------------------------------------------------------------------
* Effective May 1, 2004, the Portfolio changed its name from PIMCO Innovation Portfolio to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, the Portfolio changed its name to RCM Global Technology Portfolio.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.

  RCM GLOBAL TECHNOLOGY PORTFOLIO
(FORMERLY PIMCO PEA INNOVATION PORTFOLIO)*

                                                                            FOR THE PERIOD FROM
                                                                             FEBRUARY 12, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS E                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $4.59   $4.80   $3.05    $6.17          $5.24
                                           ------- ------- ------- --------       --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.04)  (0.02)  (0.05)   (0.03)         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    0.56  (0.19)    1.80   (3.09)           0.94
                                           ------- ------- ------- --------       --------
TOTAL FROM INVESTMENT OPERATIONS              0.52  (0.21)    1.75   (3.12)           0.93
                                           ------- ------- ------- --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --      --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.04)    --**      --       --             --
GAINS                                      ------- ------- ------- --------       --------
TOTAL DISTRIBUTIONS:                        (0.04)      --      --       --             --
                                           ------- ------- ------- --------       --------
NET ASSET VALUE, END OF PERIOD               $5.07   $4.59   $4.80    $3.05          $6.17
                                           ------- ------- ------- --------       --------
TOTAL RETURN                                11.21% (4.30)%  57.88% (50.57)%       (17.75)%+
                                           ------- ------- ------- --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)      $18.6   $20.3   $15.5     $1.2             --
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     1.25%   1.10%   1.25%    1.25%          1.25%++
NET INVESTMENT LOSS                        (0.85)% (0.55)% (1.07)%  (0.97)%        (1.18)%++
PORTFOLIO TURNOVER RATE                     290.7%  173.0%  313.0%   227.2%         346.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT TO THE
MANAGER AND BROKER REBATES:                  1.34%     N/A   1.37%    1.83%          4.11%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                          N/A     N/A   1.22%    1.12%            N/A

--------------------------------------------------------------------------------
* Effective May 1, 2004, the Portfolio changed its name from PIMCO Innovation Portfolio to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, the Portfolio changed its name to RCM Global Technology Portfolio.
** Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.

                                        T. ROWE PRICE MID-CAP GROWTH PORTFOLIO*

                                                                            FOR THE PERIOD FROM
                                                                                MAY 1, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $7.55   $6.39   $4.66    $8.37          $9.76
                                           ------- ------- ------- --------       --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.01)  (0.03)  (0.02)   (0.02)         (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    1.13    1.19    1.75   (3.66)         (1.37)
                                           ------- ------- ------- --------       --------
TOTAL FROM INVESTMENT OPERATIONS              1.12    1.16    1.73   (3.68)         (1.39)
                                           ------- ------- ------- --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --      --       --             --
DISTRIBUTIONS FROM NET CAPITAL REALIZED     (0.18)      --      --   (0.03)             --
GAINS                                      ------- ------- ------- --------       --------
TOTAL DISTRIBUTIONS                         (0.18)      --      --   (0.03)             --
                                           ------- ------- ------- --------       --------
NET ASSET VALUE, END OF PERIOD               $8.49   $7.55   $6.39    $4.66          $8.37
                                           ------- ------- ------- --------       --------
TOTAL RETURN                                14.87%  18.15%  37.12% (44.00)%       (14.24)%+
                                           ------- ------- ------- --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $258.6  $145.7   $34.8    $16.0          $13.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     0.80%   0.90%   0.91%    0.80%         0.80%++
NET INVESTMENT LOSS                        (0.08)% (0.41)% (0.37)%  (0.34)%       (0.35)%++
PORTFOLIO TURNOVER RATE                      23.0%   51.7%   56.5%   157.2%          86.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                  0.81% 0.83%**   0.92%    1.10%         2.35%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                          N/A     N/A   0.83%    0.73%            N/A

--------------------------------------------------------------------------------
* Effective January 1, 2003, the Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price Associates, Inc. became the Portfolio's Adviser.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  T. ROWE PRICE MID-CAP GROWTH PORTFOLIO*

                                                                              FOR THE PERIOD FROM
                                                                               FEBRUARY 12, 2001
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                           ---------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A)  2003(A)  2002(A)  --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $7.47   $6.34    $4.64     $8.34         $10.00
                                           ------- -------  -------  --------       --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.03)  (0.05)   (0.04)    (0.03)         (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    1.12    1.18     1.74    (3.64)         (1.62)
                                           ------- -------  -------  --------       --------
TOTAL FROM INVESTMENT OPERATIONS              1.09    1.13     1.70    (3.67)         (1.66)
                                           ------- -------  -------  --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --       --        --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.18)      --       --    (0.03)             --
GAINS                                      ------- -------  -------  --------       --------
TOTAL DISTRIBUTIONS                         (0.18)      --       --    (0.03)             --
                                           ------- -------  -------  --------       --------
NET ASSET VALUE, END OF PERIOD               $8.38   $7.47    $6.34     $4.64          $8.34
                                           ------- -------  -------  --------       --------
TOTAL RETURN                                14.63%  17.82%   36.64%  (44.04)%       (16.60)%+
                                           ------- -------  -------  --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $422.6  $345.0   $307.7     $62.6          $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     1.05%   1.16%    1.18%     1.05%         1.05%++
NET INVESTMENT LOSS                        (0.34)% (0.69)%  (0.64)%   (0.54)%       (0.53)%++
PORTFOLIO TURNOVER RATE                      23.0%   51.7%    56.5%    157.2%          86.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                  1.06% 1.07%+++ 1.16%+++    1.41%         2.60%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                          N/A     N/A    1.12%     0.96%            N/A

--------------------------------------------------------------------------------
* Effective January 1, 2003, the Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price Associates, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        T. ROWE PRICE MID-CAP GROWTH PORTFOLIO*

                                                                              FOR THE PERIOD FROM
                                                                               FEBRUARY 12, 2001
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                           ---------------------------------- DECEMBER 31, 2001(A)
CLASS E                                    2005(A) 2004(A)  2003(A)  2002(A)  --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $7.50   $6.36    $4.65     $8.36          $7.42
                                           ------- -------  -------  --------       --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.02)  (0.04)   (0.03)    (0.02)         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    1.12    1.18     1.74    (3.66)           0.95
                                           ------- -------  -------  --------       --------
TOTAL FROM INVESTMENT OPERATIONS              1.10    1.14     1.71     (3.68           0.94
                                           ------- -------  -------  --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --       --        --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.18)      --       --    (0.03)             --
GAINS                                      ------- -------  -------  --------       --------
TOTAL DISTRIBUTIONS                         (0.18)      --       --    (0.03)
                                           ------- -------  -------  --------       --------
NET ASSET VALUE, END OF PERIOD               $8.42   $7.50    $6.36     $4.65          $8.36
                                           ------- -------  -------  --------       --------
TOTAL RETURN                                14.70%  17.92%   36.77%  (44.05)%         12.67%+
                                           ------- -------  -------  --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)      $25.4   $21.5    $10.8      $2.1             --
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     0.95%   1.05%    1.08%     0.95%         0.95%++
NET INVESTMENT LOSS                        (0.24)% (0.57)%  (0.54)%   (0.38)%       (0.70)%++
PORTFOLIO TURNOVER RATE                      23.0%   51.7%    56.5%    157.2%          86.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                  0.96% 0.97%+++ 1.06%+++    1.34%         2.49%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                          N/A     N/A    1.01%     0.84%           N/A++

--------------------------------------------------------------------------------
* Effective January 1, 2003, the Portfolio changed its name to T.Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price Associates, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                    Harris Oakmark International Portfolio

                           Lazard Mid-Cap Portfolio
               (formerly Met/AIM Mid Cap Core Equity Portfolio)

                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio

                      Met/AIM Small Cap Growth Portfolio

                    MFS(R) Research International Portfolio

                         PIMCO Total Return Portfolio

                                Class A Shares

                                __PROSPECTUS__

                                  MAY 1, 2006

Like all securities, these securities have not been approved or disapproved by the

Securities and Exchange Commission, nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                             PAGE

           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolios                    3

           THE PORTFOLIOS                                     5

             INVESTMENT SUMMARY                               5
              Harris Oakmark International Portfolio          6
              Lazard Mid-Cap Portfolio                        10
              Lord Abbett Bond Debenture Portfolio            14
              Lord Abbett Growth and Income Portfolio         19
              Met/AIM Small Cap Growth Portfolio              23
              MFS(R) Research International Portfolio         26
              PIMCO Total Return Portfolio                    29

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS     34
             ADDITIONAL INVESTMENT STRATEGIES                 38
             MANAGEMENT                                       50
              The Manager                                     50
              The Advisers                                    52

           YOUR INVESTMENT                                    57
              Shareholder Information                         57
              Dividends, Distributions and Taxes              57
              Sales and Purchases of Shares                   58

           FINANCIAL HIGHLIGHTS                               63

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-three managed investment portfolios or mutual funds, only seven of which are offered through this Prospectus (the "Portfolios"). Each of the seven Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolios are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts").

  As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs. Please see the Risk/Reward spectrum on the next page which lists the Portfolios in order of risk/reward from highest to lowest.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

Notice the scale at the right. It covers, in the opinion of the Portfolios' Manager, the full spectrum of risk/ reward of the Portfolios described in this Prospectus. Please note that the scale is for illustration purposes only and is not meant to convey the precise degree of difference in risk/reward among the Portfolios.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The higher a Portfolio is on the risk/ reward spectrum, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment at the lower end of the scale that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio at the higher end of the spectrum may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                 LAZARD MID-CAP VALUE PORTFOLIO

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                   PIMCO TOTAL RETURN PORTFOLIO


   Higher-
                                                                          Lower
   Risk/Reward
                                                     Lower
                                                                    Risk/Reward

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization.

The Portfolio's Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. The Adviser expects to invest in 30 to 60 companies. Although the Adviser expects the Portfolio to operate as a diversified investment company, the Portfolio will retain its "non-diversified" classification to give the Adviser the flexibility to pursue a more selective investment strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 34, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

 PORTFOLIO MANAGEMENT:

..  Harris Associates L.P. see page 53

..  For financial highlights see page 63


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                              03       04       05
                            ------   ------   ------
                            35.36%   20.80%   14.48%

                      High Quarter: 2nd-2003  +24.97%
                      Low Quarter:  3rd-2002  -12.15%



The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE" Index), a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
------------------------------------------
                            Since   Inception
                   1 Year Inception   Date
---------------    ------ --------- ---------
Class A            14.48%   11.44%   1/2/02
MSCI EAFE Index    14.02%   12.74%*
* Index performance is from 1/1/02.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A
---------------------------------------------------
Management Fee                               0.82%
---------------------------------------------------
12b-1 Fees                                   None
---------------------------------------------------
Other Expenses                               0.13%
---------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.95%
---------------------------------------------------

         * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.10% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.94% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
----------------
1 Year   $   97
----------------
3 Years  $  304
----------------
5 Years  $  528
----------------
10 Years $1,171
----------------

                           LAZARD MID-CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. In complying with this 80% investment requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 34, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005 Lazard Asset Management LLC is the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                              03       04       05
                            ------   ------   ------
                            26.42%   14.60%    8.40%

                      High Quarter: 2nd - 2003 +15.50%
                      Low Quarter:  1st - 2003  -4.27%





 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 53

..  For financial highlights see page 64

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization is approximately $4.1 billion as of February 28, 2006. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/05
--------------------------------------------------------------
                                             Since   Inception
                                    1 Year Inception   Date
----------------------------------- ------ --------- ---------
Class A                              8.40%    8.96%   1/2/02
Russell Midcap Index                12.65%   12.29%*
* Index performance is from 1/1/02.


For information on Lazard Asset Management LLC's prior performance with a comparable fund, see page 54.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A
---------------------------------------------------
Management Fee(1)                            0.70%
---------------------------------------------------
12b-1 Fees                                   None
---------------------------------------------------
Other Expenses                               0.10%
---------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.80%
---------------------------------------------------

       (1) The management fee has been restated to reflect a reduction in the fee effective December 19, 2005. Prior to that date, the management fee was 0.73%. The above table and the Example below assume that the management fee reduction had been in place during all of 2005.
         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 0.80% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.77% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
----------------
1 Year    $ 82
----------------
3 Years   $256
----------------
5 Years   $446
----------------
10 Years  $993
----------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

Under normal circumstances, the Portfolio invests substantially all (at least 80%) of its net assets in debt securities of various types. To pursue its goal, the Portfolio normally invests substantially all of its net assets in high yield and investment grade debt securities, but may also invest in securities convertible into common stocks. The Portfolio may invest up to 80% of its total assets in high yield/high risk debt securities (junk bonds). Debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer. In no event will the Portfolio invest more than 10% of its gross assets at the time of investment in debt securities which are in default as to interest or principal. At least 20% of the Portfolio's assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may also invest up to 20% of its net assets in equity securities including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the duration of the Portfolio's debt securities will be between 3 to 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 34, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 54

..  For financial highlights see page 65

collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  97      98      99      00      01      02      03      04     05
------  ------  ------  ------  ------  ------  ------  -----  -----
15.63%   6.26%   3.40%   0.87%   3.76%  -0.39%  19.52%  8.43%  1.81%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/05, as applicable, with the Credit Suisse First Boston High Yield Index, which is representative of the lower rated debt (including non-convertible-preferred stocks) investments in the Portfolio, and with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

           Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                                Since   Inception
                                1 Year 5 Year Inception   Date
------------------------------- ------ ------ --------- ---------
Class A                          1.81%  6.40%   7.28%    5/1/96
Credit Suisse First Boston High
 Yield Index                     2.26%  9.82%   7.09%*
Lehman Brothers Aggregate
 Bond Index                      2.43%  5.87%   6.64%*
* Index performance is from 5/1/96.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A
-------------------------------------------------
Management Fee                             0.51%
-------------------------------------------------
12b-1 Fees                                 None
-------------------------------------------------
Other Expenses                             0.05%
-------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%
-------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
----------------
1 Year    $ 57
----------------
3 Years   $180
----------------
5 Years   $314
----------------
10 Years  $703
----------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To achieve long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of February 28, 2006, the market capitalization range of the Russell 1000 Index was $264 million to $377 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that an investment may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks may limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 34, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  96      97      98      99      00      01      02      03      04      05
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
19.45%  24.60%  12.89%  16.56%  14.68%  -5.73% -17.95%  31.06%  12.92%  3.68%

High Quarter:   2nd - 2003    +17.86%
Low Quarter:    3rd - 2002    -19.80%


The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

 Average Annual Total Return as of 12/31/05
---------------------------------------------
                                    Inception
              1 Year 5 Year 10 Year   Date
------------- ------ ------ ------- ---------
Class A        3.68%  3.48%  10.30% 12/11/89
S&P 500 Index  4.91%  0.54%   9.07%


 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 54

..  For financial highlights see page 66

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
--------------------------------------------------
Management Fee(1)                           0.50%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.04%
--------------------------------------------------
Total Annual Portfolio Operating Expenses#  0.54%
--------------------------------------------------

       (1) The management fee has been restated to reflect a reduction in the fee effective January 1, 2006. Prior to that date the management fee was 0.51%. The above table and Example assume the management fee reduction had been in place during all of 2005.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.52% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
----------------
1 Year    $ 55
----------------
3 Years   $174
----------------
5 Years   $302
----------------
10 Years  $678
----------------

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 34, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

 PORTFOLIO MANAGEMENT:

..  AIM Capital Management, Inc. see page 52

..  For financial highlights see page 67


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

                  Year-by-Year Total Return as of 12/31 of Each Year

                              03       04       05
                            ------   ------   ------
                            39.08%    6.73%    8.59%

                        High Quarter: 2nd - 2003   +20.77%
                        Low Quarter:  3rd - 2004    -8.83%




The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/05
----------------------------------------------------
                                   Since   Inception
                          1 Year Inception   Date
------------------------- ------ --------- ---------
Class A                    8.59%   4.15%    1/2/02
Russell 2000 Index         4.55%   9.71%*
Russell 2000 Growth Index  4.15%   5.38%**

                  * Index performance is from 1/1/02.
                 ** Index performance is from 1/1/02.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A
----------------------------------------------------------
Management Fee                                      0.90%
----------------------------------------------------------
12b-1 Fees                                          None
----------------------------------------------------------
Other Expenses                                      0.06%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/ Repayment to Manager        0.96%
----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         1.00%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.05% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.99% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
----------------
1 Year   $  103
----------------
3 Years  $  320
----------------
5 Years  $  555
----------------
10 Years $1,229
----------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of foreign companies. The Portfolio focuses on foreign companies (including up to 25% of its net assets in emerging market issues) that the Portfolio's Adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio may invest in companies of any size. The Portfolio does not emphasize any particular country and, under normal market conditions, will be invested in at least five countries. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

The Portfolio's assets are allocated among various sectors. A committee of investment research analysts selects securities for the Portfolio. The committee includes investment analysts employed by the Adviser and its affiliates.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 34, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                 Year-by-Year Total Return as of 12/31 of Each Year

                        02       03       04       05
                     -------   ------   ------   ------
                     -11.52%   32.20%   19.72%   16.77%

                     High Quarter: 4th - 2003 +16.07%
                     Low Quarter:  3rd - 2002 -14.56%



The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
------------------------------------------
                            Since   Inception
                   1 Year Inception   Date
---------------    ------ --------- ---------
Class A            16.77%   8.35%    5/1/01
MSCI EAFE Index    14.02%   7.10%*
* Index performance is from 5/1/01.



 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 55

..  For financial highlights see page 68

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 as adjusted to reflect current expense limitations and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A
----------------------------------------------------------
Management Fee                                      0.74%
----------------------------------------------------------
12b-1 Fees                                          None
----------------------------------------------------------
Other Expenses                                      0.17%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         0.91%
----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         0.96%
----------------------------------------------------------

         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.00% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. Prior to May 1, 2005, the expense limitation for Class A shares was 1.10%.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.93% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
----------------
1 Year   $   98
----------------
3 Years  $  307
----------------
5 Years  $  533
----------------
10 Years $1,182
----------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three- to six-year time frame based on the Adviser's forecast for interest rates.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 34, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High Yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                 Year-by-Year Total Return as of 12/31 of Each Year

                         02       03       04      05
                       ------   ------   ------   ------
                        9.57%    4.53%    5.25%    2.46%

                    High Quarter:   2nd - 2002    +3.48%
                    Low Quarter:    2nd - 2002    -2.01%







 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 56

..  For financial highlights see page 69

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/04
---------------------------------------------------------------
                                              Since   Inception
                                     1 Year Inception   Date
------------------------------------ ------ --------- ---------
Class A                               2.46%   6.08%    5/1/01
Lehman Brothers Aggregate Bond Index  2.43%   5.72%*
* Index performance is from 5/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A
-------------------------------------------------
Management Fee                             0.50%
-------------------------------------------------
12b-1 Fees                                 None
-------------------------------------------------
Other Expenses*                            0.06%
-------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%
-------------------------------------------------

        * The Portfolio reimbursed the Manager during the year ended
          December 31, 2005 for expenses waived by the Manager in prior years pursuant to an Expense Limitation Agreement that is no longer applicable to the Portfolio. The expense information for the Portfolio does not reflect this reimbursement. If this reimbursement was shown, the Portfolio's Total Annual Operating Expenses would have been 0.57% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
----------------
1 Year    $ 57
----------------
3 Years   $180
----------------
5 Years   $314
----------------
10 Years  $703
----------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation.

Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                                                              LORD
                                                                                                    LORD     ABBETT
                                                                             HARRIS                ABBETT    GROWTH
                                                                             OAKMARK     LAZARD     BOND       AND
                                                                          INTERNATIONAL  MID-CAP  DEBENTURE  INCOME
                                                                            PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                                   X
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                                      X         X         X
---------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                             X           X         X         X
---------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
---------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                                     X
---------------------------------------------------------------------------------------------------------------------
FUTURES                                                                                     X
---------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
---------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                        X
---------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                   X
---------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                               X
---------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                       X           X         X         X
---------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                                      X
---------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES,
COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR
OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE
RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                                          X         X
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                                  X
---------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
---------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES
---------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES
---------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
---------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                                      X
---------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN
INVESTMENT COMPANIES                                                            X
---------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED
BONDS                                                                                                 X
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
---------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
---------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                               X
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                            X         X         X
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                               X
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                           X                     X         X
---------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                                         X         X
---------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                             X                     X         X
---------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                X           X         X         X
---------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
---------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                                  X         X
---------------------------------------------------------------------------------------------------------------------

                                                                                     MET/AIM
                                                                                      SMALL      MFS(R)       PIMCO
                                                                                       CAP      RESEARCH      TOTAL
                                                                                     GROWTH   INTERNATIONAL  RETURN
                                                                                    PORTFOLIO   PORTFOLIO   PORTFOLIO
BRADY BONDS                                                                                                     X
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                                             X
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                                  X           X           X
---------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                     X           X
---------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
---------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                                 X           X           X
---------------------------------------------------------------------------------------------------------------------
FUTURES                                                                                 X           X           X
---------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                                         X
---------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                                                        X
---------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                                       X           X
---------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                             X           X
---------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                               X           X
---------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                                    X           X
---------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL
PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN
THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE
AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN
CORPORATIONS                                                                            X           X           X
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                                            X
---------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                                              X
---------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                                  X           X
---------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                  X           X
---------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                                                      X
---------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                                    X           X
---------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT
COMPANIES                                                                                           X
---------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS                      X           X
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                                                            X
---------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                                            X
---------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                                         X
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                        X           X           X
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                           X           X
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                                                           X
---------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                                                   X
---------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                                 X
---------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                        X           X           X
---------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                                       X           X
---------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                                                X
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                              X           X           X
---------------------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the 1940 Act, and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS.   Reverse repurchase agreements involve the sale
of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae.

Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of PIMCO Total Return Portfolio, generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. PIMCO Total Return Portfolio, generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of each Portfolio. The advisory fees for each Portfolio are:

PORTFOLIO                               ADVISORY FEE
Harris Oakmark International Portfolio  0.85% of first $100 million of such assets plus
                                        0.80% of such assets over $100 million up to $1 billion
                                        plus 0.75% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Lazard Mid-Cap Portfolio                0.70% of first $500 million of such assets plus 0.675% of
                                        such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio    0.60% of first $250 million of such assets plus
                                        0.55% of such assets over $250 million up to $500 million
                                        plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio 0.60% of first $600 million of such assets plus
                                        0.55% of such assets over $600 million up to $1.1 billion
                                        plus 0.50% of such assets over $1.1 billion up to $1.5
                                        billion plus 0.45% of such assets over $1.5 billion
----------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio      0.90% of first $500 million of such assets plus
                                        0.85% of such assets over $500 million
----------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio 0.80% of first $200 million of such assets plus
                                        0.75% of such assets over $200 million up to $500 million
                                        plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio            0.50% of such assets
----------------------------------------------------------------------------------------------------

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in the Trust's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios:

                                               TOTAL EXPENSES LIMITED TO
       PORTFOLIOS                              (% OF DAILY NET ASSETS)
       Harris Oakmark International Portfolio            1.10%
       Lazard Mid-Cap Portfolio                          0.80%
       Met/A I M Small Cap Growth Portfolio              1.05%
       MFS(R) Research International Portfolio           1.00%

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

A I M CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolios, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $128 billion as of December 31, 2005.

The Adviser uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are:

  . Juliet S. Ellis (lead manager), Senior Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . Juan R. Hartsfield, Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the Team may change from time to time.

HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based IXIS Asset Management US Group L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $63.4 billion of assets as of December 31, 2005.

  . David G. Herro, CFA, Partner and Chief Investment Officer-International, and Robert A. Tayler, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1992 as an International Analyst.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid-Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. The Adviser and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $77.6 billion as of December 31, 2005. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . Christopher Blake Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and U. S. Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . Gary Buesser, CFA Senior Vice President, Portfolio Manager. Gary Buesser is a Senior Vice President of Lazard. He is a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining the Lazard in 2000, Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. He began working in the investment field in 1983.

  . Robert A. Failla, CFA Senior Vice President, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003, Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . Andrew Lacey, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Lazard Mid-Cap Portfolio and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. by Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.

The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1- and 5- year periods and since inception on 12/31/95 through 12/31/05 with the S&P Mid Cap 400 Index, an unmanaged index which measures the performance of mid-sized companies and covers approximately 7% of the U.S. equities market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                                           Since
                                         1 Year  5 Year  Inception
---------------------------------------- ------ ------   ---------
Lazard Mid Cap Fund--Institutional Class  8.89% (11.13)%   10.90%
S&P Mid Cap 400 Index                    12.56%  (8.60)%   12.11%

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture and Lord Abbett Growth and Income Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 31, 2005.

LORD ABBETT BOND DEBENTURE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Eli M. Salzmann and Sholom Dinsky head the team and have the joint and primary responsibility for the day-to-day management of the Portfolio. The other senior member of the team is Kenneth G. Fuller. Messrs. Salzmann and Dinsky are Partners of Lord Abbett. Messrs. Salzmann and Dinsky have been with Lord Abbett since 1997 and 2000, respectively. Mr. Fuller, Investment Manager--Large Cap Value, joined Lord Abbett in 2002 from Pioneer Investment Management, Inc., where he served as Portfolio Manager and Senior Vice President from 1999 to 2002. Prior thereto, he served as a Principal of Manley, Fuller Asset Management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services, which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005.

  . The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

  . Mr. Melendez, Vice President of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . Mr. Garcia, Vice President of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

The table below compares the Neuberger Berman Real Estate Fund's average annual compounded total returns for the 1-year period and since inception of the Trust Class shares on 5/01/02 through 12/31/04 with the NAREIT Equity REIT Index, an unmanaged index which tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

     Average Annual Total Return as of 12/31/04
---------------------------------------------------
                                             Since
                                    1 Year Inception
----------------------------------- ------ ---------
Neuberger Berman Real Estate Fund--
 Trust Class shares                 13.08%   22.11%
NAREIT Equity REIT Index            12.13%   19.52%

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2005, PIMCO had approximately $594.1 billion in assets under management.

  . Pasi Hamalainen, Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He has twelve years of investment experience and holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's in finance from The Wharton School at the University of Pennsylvania.

  . William H. Gross, CFA, Managing Director and chief investment officer, was a founding partner of PIMCO in 1971.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com); (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares and Class B shares of each Portfolio only to the separate accounts of MetLife to fund Contracts. Class B shares of the Portfolios are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A shares financial performance for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                         JANUARY 2, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      ---------------------------      DECEMBER 31, 2002(A)
CLASS A                                                2005(A)     2004(A)    2003(A)  --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.36      $11.89      $8.89            $10.81
                                                      ------      ------     ------          --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.21        0.04     (0.08)              0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)              1.87        2.43       3.22            (1.97)
                                                      ------      ------     ------          --------
TOTAL FROM INVESTMENT OPERATIONS                        2.08        2.47       3.14            (1.91)
                                                      ------      ------     ------          --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.02)          --++++ (0.11)            (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.19)          --     (0.03)                --
                                                      ------      ------     ------          --------
TOTAL DISTRIBUTIONS                                   (0.21)          --     (0.14)            (0.01)
                                                      ------      ------     ------          --------
NET ASSET VALUE, END OF PERIOD                        $16.23      $14.36     $11.89             $8.89
                                                      ------      ------     ------          --------
TOTAL RETURN                                          14.48%      20.80%     35.36%          (17.64)%+
                                                      ------      ------     ------          --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $644.5      $276.4       $8.4              $4.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.94%       1.04%      1.16%             1.10%++
NET INVESTMENT INCOME                                  1.37%       0.32%      0.80%             0.68%++
PORTFOLIO TURNOVER RATE                                11.5%       11.3%      22.1%++           82.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.96%+++    1.03%+++   1.21%+++          2.49%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                 N/A         N/A      1.15%             1.08%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
++++ Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                                      LAZARD MID-CAP PORTFOLIO*
(FORMERLY MET/AIM MID CAP CORE EQUITY PORTFOLIO)

                                                                                       FOR THE PERIOD FROM
                                                                                         JANUARY 2, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      ------------------------------   DECEMBER 31, 2002(A)
CLASS A                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.13     $12.33      $9.85             $10.98
                                                      ------     ------     ------           --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.04       0.08       0.01               0.03
NET REALIZED AND UNREALIZED GAINS (LOSSES)              1.16       1.72       2.58             (1.15)
                                                      ------     ------     ------           --------
TOTAL FROM INVESTMENT OPERATIONS                        1.20       1.80       2.59             (1.12)
                                                      ------     ------     ------           --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.06)         --     (0.01)             (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (1.62)         --     (0.10)             (0.01)
                                                      ------     ------     ------           --------
TOTAL DISTRIBUTIONS                                   (1.68)         --     (0.11)             (0.01)
                                                      ------     ------     ------           --------
NET ASSET VALUE, END OF PERIOD                        $13.65     $14.13     $12.33              $9.85
                                                      ------     ------     ------           --------
RATIOS/SUPPLEMENTAL DATE:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $89.0      $58.8       $4.5               $4.2
TOTAL RETURN                                           8.40%     14.60%     26.42%           (10.18)%+
                                                      ------     ------     ------           --------
RATIOS TO AVERAGE NET ASSETS /(1)/:

EXPENSES                                               0.79%      0.85%      0.93%              0.90%++
NET INVESTMENT INCOME                                  0.63%      0.59%      0.10%              0.26%++

PORTFOLIO TURNOVER RATE                               170.0%      90.7%      36.2%              37.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.82%**    0.83%**    0.96%**            1.64%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                 N/A        N/A      0.92%              0.86%++

--------------------------------------------------------------------------------
* Effective December 19, 2005, the Portfolio changed its name from Lazard Mid-Cap Portfolio and Lazard Asset Management LLC because the Portfolio's Adviser.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO*

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2005(A) 2004(A) 2003(A) 2002(A) 2001(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.63  $12.04  $10.24   $11.22 $11.75
                                                      ------  ------  ------  ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.75    0.70    0.73     0.77   0.90
NET REALIZED AND UNREALIZED GAINS (LOSSES)            (0.52)    0.31    1.27   (0.79) (0.48)
                                                      ------  ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS                        0.23    1.01    2.00   (0.02)   0.42
                                                      ------  ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.58)  (0.42)  (0.20)   (0.96) (0.95)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             --      --      --       --     --
                                                      ------  ------  ------  ------- ------
TOTAL DISTRIBUTIONS                                   (0.58)  (0.42)  (0.20)   (0.96) (0.95)
                                                      ------  ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD                        $12.28  $12.63  $12.04   $10.24 $11.22
                                                      ------  ------  ------  ------- ------
TOTAL RETURN                                           1.81%   8.43%  19.52%  (0.39)%  3.76%
                                                      ------  ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $856.4  $520.3  $234.6   $202.1 $154.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.56%   0.63%   0.70%    0.70%  0.72%
NET INVESTMENT INCOME                                  5.92%   5.65%   6.52%    7.43%  7.76%
PORTFOLIO TURNOVER RATE                                42.1%   39.8%   36.9%    45.8%  66.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER:                         N/A     N/A   0.67%+   0.77%  0.75%

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Bond Debenture Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Bond Debenture Portfolio.
+ Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                       LORD ABBETT GROWTH AND INCOME PORTFOLIO*

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------------
CLASS A                                                2005(A)    2004(A)    2003(A)   2002(A)  2001(A)
--------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $27.44     $24.41     $18.86     $25.05   $26.82
                                                      --------   --------   --------   -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.40       0.33       0.23       0.21     0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.61       2.82       5.56     (4.67)   (1.80)
                                                      --------   --------   --------   -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.01       3.15       5.79     (4.46)   (1.55)
                                                      --------   --------   --------   -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.31)     (0.12)     (0.24)     (0.21)   (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.55)         --         --     (1.52)       --
                                                      --------   --------   --------   -------- --------
TOTAL DISTRIBUTIONS                                     (0.86)     (0.12)     (0.24)     (1.73)   (0.22)
                                                      --------   --------   --------   -------- --------
NET ASSET VALUE, END OF PERIOD                          $27.59     $27.44     $24.41     $18.86   $25.05
                                                      --------   --------   --------   -------- --------
TOTAL RETURN                                             3.68%     12.92%     31.06%   (17.95)%  (5.77)%
                                                      --------   --------   --------   -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,985.7   $1,867.5   $1,167.7     $890.2 $1,205.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.53%      0.57%      0.62%      0.65%    0.64%
NET INVESTMENT INCOME                                    1.46%      1.30%      1.13%      0.94%    1.04%
PORTFOLIO TURNOVER RATE                                  45.9%      29.7%      37.0%      55.4%    69.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.55%**    0.56%**    0.62%**    0.67%    0.64%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                   N/A        N/A      0.61%      0.63%      N/A

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Lord Abbett Growth and Income Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Lord Abbett Growth and Income Portfolio.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                         JANUARY 2, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                               2005(A)     2004(A)    2003(A)   --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.84      $12.03      $8.65           $11.85
                                                       -------     -------    -------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.07)      (0.09)     (0.08)           (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.18        0.90       3.46           (3.09)
                                                       -------     -------    -------        --------
TOTAL FROM INVESTMENT OPERATIONS                         1.11        0.81       3.38           (3.20)
                                                       -------     -------    -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --          --         --               --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)          --         --               --
                                                       -------     -------    -------        --------
TOTAL DISTRIBUTIONS:                                   (0.29)          --         --               --
                                                       -------     -------    -------        --------
NET ASSET VALUE, END OF PERIOD                         $13.66      $12.84     $12.03            $8.65
                                                       -------     -------    -------        --------
TOTAL RETURN                                            8.59%       6.73%     39.08%         (27.00)%+
                                                       -------     -------    -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $215.4       $92.5       $6.2             $6.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.99%       1.03%      1.04%            1.05%++
NET INVESTMENT LOSS                                   (0.53)%     (0.74)%    (0.78)%          (0.64)%++
PORTFOLIO TURNOVER RATE                                 74.8%       94.9%      29.8%            19.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.96%*      1.02%*     1.16%            2.10%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                  N/A         N/A        N/A            1.03%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not Applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                                MAY 1, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.72   $9.81   $7.49     $8.48          $9.55
                                           ------  ------  ------  --------       --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                 0.14    0.08    0.06      0.06         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)   1.83    1.85    2.34    (1.04)         (1.04)
                                           ------  ------  ------  --------       --------
TOTAL FROM INVESTMENT OPERATIONS             1.97    1.93    2.40    (0.98)         (1.05)
                                           ------  ------  ------  --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.07)      --  (0.08)    (0.01)         (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.62)  (0.02)      --        --             --
GAINS                                      ------  ------  ------  --------       --------
TOTAL DISTRIBUTIONS                        (0.69)  (0.02)  (0.08)    (0.01)         (0.02)
                                           ------  ------  ------  --------       --------
NET ASSET VALUE, END OF PERIOD             $13.00  $11.72   $9.81     $7.49          $8.48
                                           ------  ------  ------  --------       --------
TOTAL RETURN                               16.77%  19.72%  32.20%  (11.52)%       (11.04)%+
                                           ------  ------  ------  --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $624.2  $304.0   $67.3      $9.4           $3.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.93%   1.06%   1.09%     1.00%          1.00%++
NET INVESTMENT INCOME (LOSS)                1.18%   0.75%   0.68%     0.73%        (0.01)%++
PORTFOLIO TURNOVER RATE                     84.5%   98.5%   99.0%    114.1%         133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                 0.93%*  0.94%*  1.11%     1.86%          5.08%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                         N/A     N/A   1.09%     1.00%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                                MAY 1, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           ------------------------------   DECEMBER 31, 2001(A)
CLASS A                                    2005(A)  2004(A) 2003(A) 2002(A) --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.40   $11.61  $11.34  $10.35         $10.03
                                           ------   ------  ------  ------         ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.40     0.20    0.28    0.33           0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES) (0.12)     0.40    0.23    0.66           0.40
                                           ------   ------  ------  ------         ------
TOTAL FROM INVESTMENT OPERATIONS             0.28     0.60    0.51    0.99           0.67
                                           ------   ------  ------  ------         ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.01)   (0.81)  (0.13)      --         (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.07)       --  (0.11)      --         (0.15)
GAINS                                      ------   ------  ------  ------         ------
TOTAL DISTRIBUTIONS                        (0.08)   (0.81)  (0.24)      --         (0.35)
                                           ------   ------  ------  ------         ------
NET ASSET VALUE, END OF PERIOD             $11.60   $11.40  $11.61  $11.34         $10.35
                                           ------   ------  ------  ------         ------
TOTAL RETURN                                2.46%    5.25%   4.53%   9.57%          6.68%+
                                           ------   ------  ------  ------         ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $912.6   $578.0  $194.5  $155.0          $59.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.57%    0.57%   0.59%   0.65%          0.65%++
NET INVESTMENT INCOME                       3.42%    1.69%   2.43%   3.06%          3.76%++
PORTFOLIO TURNOVER RATE                    344.2%   416.0%  547.1%  474.4%         346.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                    0.57%      N/A   0.57%*  0.64%*         1.15%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                               IRVINE, CA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio

                      Met/AIM Small Cap Growth Portfolio

                    MFS(R) Research International Portfolio

                         PIMCO Total Return Portfolio

                        RCM Global Technology Portfolio

                    Third Avenue Small Cap Value Portfolio

                                Class A Shares

                                __PROSPECTUS__

                                  MAY 1, 2006

Like all securities, these securities have not been approved or disapproved by the

Securities and Exchange Commission, nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                             PAGE

           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolios                    3

           THE PORTFOLIOS                                     5

             INVESTMENT SUMMARY                               5
              Lord Abbett Bond Debenture Portfolio            6
              Lord Abbett Growth and Income Portfolio         11
              Met/AIM Small Cap Growth Portfolio              15
              MFS(R) Research International Portfolio         18
              PIMCO Total Return Portfolio                    21
              RCM Global Technology Portfolio                 26
              Third Avenue Small Cap Value Portfolio          31

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS     35
             ADDITIONAL INVESTMENT STRATEGIES                 39
             MANAGEMENT                                       52
              The Manager                                     52
              The Advisers                                    53

           YOUR INVESTMENT                                    58
              Shareholder Information                         58
              Dividends, Distributions and Taxes              58
              Sales and Purchases of Shares                   59

           FINANCIAL HIGHLIGHTS                               64

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-three managed investment portfolios or mutual funds, only seven of which are offered through this Prospectus (the "Portfolios"). Each of the seven Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolios are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts").

  As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs. Please see the Risk/Reward spectrum on the next page which lists the Portfolios in order of risk/reward from highest to lowest.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

Notice the scale at the right. It covers, in the opinion of the Portfolios' Manager, the full spectrum of risk/ reward of the Portfolios described in this Prospectus. Please note that the scale is for illustration purposes only and is not meant to convey the precise degree of difference in risk/reward among the Portfolios.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The higher a Portfolio is on the risk/ reward spectrum, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment at the lower end of the scale that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio at the higher end of the spectrum may be right for you.

A final note: These Portfolios are designed for long-term investment.


                                                RCM GLOBAL TECHNOLOGY PORTFOLIO

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                         THIRD AVENUE SMALL-CAP VALUE PORTFOLIO

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                   PIMCO TOTAL RETURN PORTFOLIO


   Higher-
                                                                          Lower
   Risk/Reward
                                                                    Risk/Reward

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

Under normal circumstances, the Portfolio invests substantially all (at least 80%) of its net assets in debt securities of various types. To pursue its goal, the Portfolio normally invests substantially all of its net assets in high yield and investment grade debt securities, but may also invest in securities convertible into common stocks. The Portfolio may invest up to 80% of its total assets in high yield/high risk debt securities (junk bonds). Debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer. In no event will the Portfolio invest more than 10% of its gross assets at the time of investment in debt securities which are in default as to interest or principal. At least 20% of the Portfolio's assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may also invest up to 20% of its net assets in equity securities including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the duration of the Portfolio's debt securities will be between 3 to 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 54

..  For financial highlights see page 64

collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  97      98      99      00      01      02      03      04     05
------  ------  ------  ------  ------  ------  ------  -----  -----
15.63%   6.26%   3.40%   0.87%   3.76%  -0.39%  19.52%  8.43%  1.81%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/05, as applicable, with the Credit Suisse First Boston High Yield Index, which is representative of the lower rated debt (including non-convertible-preferred stocks) investments in the Portfolio, and with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

           Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                                Since   Inception
                                1 Year 5 Year Inception   Date
------------------------------- ------ ------ --------- ---------
Class A                          1.81%  6.40%   7.28%    5/1/96
Credit Suisse First Boston High
 Yield Index                     2.26%  9.82%   7.09%*
Lehman Brothers Aggregate
 Bond Index                      2.43%  5.87%   6.64%*
* Index performance is from 5/1/96.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A
--------------------------------------------------
Management Fee                             0.51%
--------------------------------------------------
12b-1 Fees                                   None
--------------------------------------------------
Other Expenses                             0.05%
--------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%
--------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     57
-----------------
3 Years  $    180
-----------------
5 Years  $    314
-----------------
10 Years $    703
-----------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To achieve long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of February 28, 2006, the market capitalization range of the Russell 1000 Index was $264 million to $377 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that an investment may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks may limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  96      97      98      99      00      01      02      03      04      05
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
19.45%  24.60%  12.89%  16.56%  14.68%  -5.73% -17.95%  31.06%  12.92%  3.68%

High Quarter:   2nd - 2003    +17.86%
Low Quarter:    3rd - 2002    -19.80%


The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

 Average Annual Total Return as of 12/31/05
---------------------------------------------
                                    Inception
              1 Year 5 Year 10 Year   Date
------------- ------ ------ ------- ---------
Class A        3.68%  3.48%  10.30% 12/11/89
S&P 500 Index  4.91%  0.54%   9.07%


 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 54

..  For financial highlights see page 65

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
------------------------------------------ -------
Management Fee(1)                           0.50%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.04%
--------------------------------------------------
Total Annual Portfolio Operating Expenses#  0.54%
--------------------------------------------------

       (1) The management fee has been restated to reflect a reduction in the fee effective January 1, 2006. Prior to that date the management fee was 0.51%. The above table and Example assume the management fee reduction had been in place during all of 2005.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.52% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     55
-----------------
3 Years  $    174
-----------------
5 Years  $    302
-----------------
10 Years $    678
-----------------

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

 PORTFOLIO MANAGEMENT:

..  AIM Capital Management, Inc. see page 54

..  For financial highlights see page 66


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                  Year-by-Year Total Return as of 12/31 of Each Year

                              03       04       05
                            ------   ------   ------
                            39.08%    6.73%    8.59%

                        High Quarter: 2nd - 2003   +20.77%
                        Low Quarter:  3rd - 2004    -8.83%



The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/05
----------------------------------------------------
                                   Since   Inception
                          1 Year Inception   Date
------------------------- ------ --------- ---------
Class A                    8.59%   4.15%    1/2/02
Russell 2000 Index         4.55%   9.71%*
Russell 2000 Growth Index  4.15%   5.38%**
*Index performance is from 1/1/02.
**Index performance is from 1/1/02.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A
-------------------------------------------------- -------
Management Fee                                      0.90%
----------------------------------------------------------
12b-1 Fees                                          None
----------------------------------------------------------
Other Expenses                                      0.06%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/ Repayment to Manager        0.96%
----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         1.00%
----------------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.05% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.99% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $    103
-----------------
3 Years  $    320
-----------------
5 Years  $    555
-----------------
10 Years $  1,229
-----------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of foreign companies. The Portfolio focuses on foreign companies (including up to 25% of its net assets in emerging market issues) that the Portfolio's Adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio may invest in companies of any size. The Portfolio does not emphasize any particular country and, under normal market conditions, will be invested in at least five countries. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

The Portfolio's assets are allocated among various sectors. A committee of investment research analysts selects securities for the Portfolio. The committee includes investment analysts employed by the Adviser and its affiliates.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                 Year-by-Year Total Return as of 12/31 of Each Year

                        02       03       04       05
                     -------   ------   ------   ------
                     -11.52%   32.20%   19.72%   16.77%

                     High Quarter: 4th - 2003 +16.07%
                     Low Quarter:  3rd - 2002 -14.56%



The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
------------------------------------------
                            Since   Inception
                   1 Year Inception   Date
---------------    ------ --------- ---------
Class A            16.77%   8.35%    5/1/01
MSCI EAFE Index    14.02%   7.10%*
* Index performance is from 5/1/01.



 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 55

..  For financial highlights see page 67

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 as adjusted to reflect current expense limitations and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A
-------------------------------------------------- -------
Management Fee                                      0.74%
----------------------------------------------------------
12b-1 Fees                                          None
----------------------------------------------------------
Other Expenses                                      0.17%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         0.91%
----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         0.96%
----------------------------------------------------------

         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.00% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. Prior to May 1, 2005, the expense limitation for Class A shares was 1.10%.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.93% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     98
-----------------
3 Years  $    307
-----------------
5 Years  $    533
-----------------
10 Years $  1,182
-----------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three- to six-year time frame based on the Adviser's forecast for interest rates.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High Yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                 Year-by-Year Total Return as of 12/31 of Each Year

                         02       03       04      05
                       ------   ------   ------   ------
                        9.57%    4.53%    5.25%    2.46%

                    High Quarter:   2nd - 2002    +3.48%
                    Low Quarter:    2nd - 2002    -2.01%







 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 55

..  For financial highlights see page 68

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/04
---------------------------------------------------------------
                                              Since   Inception
                                     1 Year Inception   Date
------------------------------------ ------ --------- ---------
Class A                               2.46%   6.08%    5/1/01
Lehman Brothers Aggregate Bond Index  2.43%   5.72%*
* Index performance is from 5/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A
----------------------------------------- -------
Management Fee                             0.50%
-------------------------------------------------
12b-1 Fees                                 None
-------------------------------------------------
Other Expenses*                            0.06%
-------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%
-------------------------------------------------

        * The Portfolio reimbursed the Manager during the year ended
          December 31, 2005 for expenses waived by the Manager in prior years pursuant to an Expense Limitation Agreement that is no longer applicable to the Portfolio. The expense information for the Portfolio does not reflect this reimbursement. If this reimbursement was shown, the Portfolio's Total Annual Operating Expenses would have been 0.57% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     57
-----------------
3 Years  $    180
-----------------
5 Years  $    314
-----------------
10 Years $    703
-----------------

                        RCM GLOBAL TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation; no consideration is given to income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Portfolio identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies) and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale, use and/or service of technological products or services. Although the Portfolio emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The Adviser selects stocks for the Portfolio using a "growth" style. The Adviser seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the Adviser seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.

The Portfolio may invest a substantial portion of its assets in the securities of smaller capitalization companies with total assets in excess of $200 million and may invest in initial public offerings (IPOs). The Portfolio may invest up to 50% of its assets in foreign equity securities, including American Depositary Receipts, and may invest in securities of emerging market countries.

The Portfolio may utilize, primarily for risk management and hedging purposes, short sales (collateralized or uncollateralized), or other derivative instruments such as stock index futures contracts, purchase and sale of put and call options and other option strategies such as spreads and straddles.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio concentrates its investments in companies which utilize innovative technologies, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

In addition to other risks, a fund that invests a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives and use of short sales can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO MANAGEMENT:

..  RCM Capital Management LLC see page 56

..  For financial highlights see page 69


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 14, 2005, RCM Capital Management is the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

 LOGO

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/04 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market, and the NASDAQ Composite Index, a market-value weighted index of all common stocks listed on NASDAQ. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/05
--------------------------------------------------------------
                                             Since   Inception
                                    1 Year Inception   Date
----------------------------------- ------ --------- ---------
Class A                             11.35%   (9.15)%  5/01/01
S&P 500 Index                        4.91%    1.70%*
NASDAQ Composite Index               2.12%    1.62%*
* Index performance is from 5/1/01.

For information on RCM Capital Management LLC's prior performance with a comparable fund, see page 56.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A
----------------------------------------------------------
Management Fee                                      0.92%
----------------------------------------------------------
12b-1 Fees                                          None
----------------------------------------------------------
Other Expenses                                      0.13%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         1.05%
----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.14%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         1.19%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.10% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. In 2005 broker fee reimbursement brought the Portfolios' Total Annual Operating Expenses below the expense caps, and the Portfolio reimbursed the Manager, for expenses waived in prior years, amounts to bring Total Annual Portfolio Operating Expenses to the cap levels. If the broker fee reimbursements were shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 1.10% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $    122
-----------------
3 Years  $    380
-----------------
5 Years  $    658
-----------------
10 Years $  1,450
-----------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations no greater than nor less than the range of market capitalizations of companies in the Russell 2000 Index or the S&P 600 Index at the time of the investment. The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

The Portfolio is non-diversified, which means that the Portfolio may have fewer investments than diversified mutual funds of comparable size. However, the Portfolio currently intends to operate as a diversified fund.

 PORTFOLIO MANAGEMENT:

..  Third Avenue Management LLC see page 57

..  For financial highlights see page 70

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

In addition, because the Portfolio may invest in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for the full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


Year-by-Year Total Return as of 12/31

                                    [CHART]

  03      04      05
------  ------  ------
41.52%  26.81%  15.82%

High Quarter:   2nd - 2003    +18.23%
Low Quarter:    1st - 2003     -3.38%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/05
--------------------------------------------------------------
                                             Since   Inception
                                    1 Year Inception   Date
----------------------------------- ------ --------- ---------
Class A                             15.82%   16.10%   5/1/02
Russell 2000 Value Index             4.71%   10.86%*
* Index performance is from 5/1/02.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
------------------------------------------ -------
Management Fee                              0.75%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.06%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.81%
--------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 0.95% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     83
-----------------
3 Years  $    260
-----------------
5 Years  $    451
-----------------
10 Years $  1,005
-----------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation.

Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                                                                   LORD
                                                                                                         LORD     ABBETT
                                                                                                        ABBETT    GROWTH
                                                                                                         BOND       AND
                                                                                                       DEBENTURE  INCOME
                                                                                                       PORTFOLIO PORTFOLIO
BRADY BONDS
--------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                                        X
--------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                                                     X         X
--------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                                        X         X
--------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
--------------------------------------------------------------------------------------------------------------------------
OPTIONS
--------------------------------------------------------------------------------------------------------------------------
FUTURES
--------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
--------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                                    X
--------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                                                  X         X
--------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                                           X
--------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND
CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES
AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE
NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                                                              X
--------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                                       X
--------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
--------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES
--------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES
--------------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                                           X
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS                             X
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
--------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                                    X
--------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                                           X         X
--------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                                                      X         X
--------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                                              X         X
--------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                                        X         X
--------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                                           X         X
--------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
--------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                                                 X
--------------------------------------------------------------------------------------------------------------------------

                                                                                               MET/AIM
                                                                                                SMALL      MFS(R)
                                                                                                 CAP      RESEARCH
                                                                                               GROWTH   INTERNATIONAL
                                                                                              PORTFOLIO   PORTFOLIO
BRADY BONDS
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                                            X           X
---------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                               X           X
---------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
---------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                                           X           X
---------------------------------------------------------------------------------------------------------------------
FUTURES                                                                                           X           X
---------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
---------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
---------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                                                 X
---------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                                       X
---------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                                         X           X
---------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                                              X
---------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND
CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES
AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                                   X           X
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES
---------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
---------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                                            X
---------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                            X
---------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
---------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                                              X
---------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES                      X
---------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS                                X
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
---------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
---------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                                  X           X
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                                     X           X
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
---------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS
---------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                                           X
---------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                                  X           X
---------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                                                 X
---------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                                        X           X
---------------------------------------------------------------------------------------------------------------------

                                                                                          PIMCO      RCM     THIRD AVENUE
                                                                                          TOTAL     GLOBAL    SMALL CAP
                                                                                         RETURN   TECHNOLOGY    VALUE
                                                                                        PORTFOLIO PORTFOLIO   PORTFOLIO
BRADY BONDS                                                                                 X
-------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                         X                     X
-------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                                      X                     X
-------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                                   X           X
-------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
-------------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                                     X         X
-------------------------------------------------------------------------------------------------------------------------
FUTURES                                                                                     X         X
-------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                     X
-------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                                    X
-------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                               X         X           X
-------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                     X                     X
-------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                                             X           X
-------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                            X
-------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL
PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE
U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT
MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS         X
-------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                        X
-------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                          X         X
-------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                          X         X           X
-------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                          X         X
-------------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                                  X
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                            X
-------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT
COMPANIES                                                                                             X           X
-------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS              X                     X
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                                        X
-------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                        X
-------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                     X
-------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                            X                     X
-------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                                                     X
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                                       X         X           X
-------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                               X         X           X
-------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS
-------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                            X         X           X
-------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                               X         X
-------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                            X
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                                  X                     X
-------------------------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the 1940 Act, and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS.   Reverse repurchase agreements involve the sale
of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae.

Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of PIMCO Total Return Portfolio and RCM Global Technology Portfolio, generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. PIMCO Total Return Portfolio and RCM Global Technology Portfolio, generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of each Portfolio. The advisory fees for each Portfolio are:

PORTFOLIO                               ADVISORY FEE
Lord Abbett Bond Debenture Portfolio    0.60% of first $250 million of such assets plus
                                        0.55% of such assets over $250 million up to $500 million
                                        plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio 0.60% of first $600 million of such assets plus
                                        0.55% of such assets over $600 million up to $1.1 billion
                                        plus 0.50% of such assets over $1.1 billion up to $1.5
                                        billion plus 0.45% of such assets over $1.5 billion
----------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio      0.90% of first $500 million of such assets plus
                                        0.85% of such assets over $500 million
----------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio 0.80% of first $200 million of such assets plus
                                        0.75% of such assets over $200 million up to $500 million
                                        plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio            0.50% of such assets
----------------------------------------------------------------------------------------------------
RCM Global Technology Portfolio         0.90% of first $500 million of such assets plus
                                        0.85% of such assets over $500 million
----------------------------------------------------------------------------------------------------
Third Avenue Small-Cap Value Portfolio  0.75% of first $1 billion of such assets plus,
                                        0.70% of such assets over $1 billion
----------------------------------------------------------------------------------------------------

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in the Trust's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios:

                                               TOTAL EXPENSES LIMITED TO
       PORTFOLIOS                              (% OF DAILY NET ASSETS)
       Met/AIM Small Cap Growth Portfolio                1.05%
       MFS(R) Research International Portfolio           1.00%
       RCM Global Technology Portfolio                   1.10%
       Third Avenue Small-Cap Value Portfolio            0.95%

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

A I M CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolios, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $128 billion as of December 31, 2005.

The Adviser uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are:

  . Juliet S. Ellis (lead manager), Senior Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . Juan R. Hartsfield, Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the Team may change from time to time.

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture and Lord Abbett Growth and Income Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 31, 2005.

LORD ABBETT BOND DEBENTURE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Eli M. Salzmann and Sholom Dinsky head the team and have the joint and primary responsibility for the day-to-day management of the Portfolio. The other senior member of the team is Kenneth G. Fuller. Messrs. Salzmann and Dinsky are Partners of Lord Abbett. Messrs. Salzmann and Dinsky have been with Lord Abbett since 1997 and 2000, respectively. Mr. Fuller, Investment Manager--Large Cap Value, joined Lord Abbett in 2002 from Pioneer Investment Management, Inc., where he served as Portfolio Manager and Senior Vice President from 1999 to 2002. Prior thereto, he served as a Principal of Manley, Fuller Asset Management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services, which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005.

  . The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

  . Mr. Melendez, Vice President of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . Mr. Garcia, Vice President of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2005, PIMCO had approximately $594.1 billion in assets under management.

  . Pasi Hamalainen, Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He has twelve years of investment experience and holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's in finance from The Wharton School at the University of Pennsylvania.

  . William H. Gross, CFA, Managing Director and chief investment officer, was a founding partner of PIMCO in 1971.

RCM CAPITAL MANAGEMENT LLC ("RCM"), a subsidiary of AGI LP, Suite 2900, Four Embarcadero Center, San Francisco, California 94111, is the Adviser to the RCM Global Technology Portfolio of the Trust. Originally founded in 1970, RCM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. RCM is an indirect subsidiary of Allianz AG. As of December 31, 2005, RCM had over $19.9 billion in assets under management.

  . Walter C. Price, CFA, Co-Portfolio Manager, is a Managing Director and Senior Analyst on the Global Technology Team. Mr. Price joined RCM in 1974.

  . Huachen Chen, CFA, Co-Portfolio Manager is a Senior Portfolio Manager with RCM. Mr. Chen joined RCM in 1984.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The RCM Global Technology Portfolio and the Allianz RCM Technology Fund, which is also advised by RCM, have substantially similar investment objectives, policies, and strategies. RCM began managing the Portfolio in January 2005. In order to provide you with information regarding the investment capabilities of RCM, performance information regarding the Allianz RCM Technology Fund is presented. Management fees paid by the Allianz RCM Technology Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Allianz RCM Technology Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Allianz RCM Technology Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Allianz RCM Technology Fund and the Portfolio will vary.

The table below compares the Allianz RCM Technology Fund's average annual compounded total returns for the 1- and 5- year periods and since inception on 12/31/95 through 12/31/04 with the NASDAQ Composite Index, an unmanaged market-value weighted index of all common stocks on the NASDAQ Stock Market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

      Average Annual Total Return as of 12/31/04
-----------------------------------------------------
                                               Since
                              1 Year 5 Year  Inception
----------------------------- ------ ------  ---------
Allianz RCM Technology Fund--
 Class I shares                8.90% (4.71)%   17.29%
NASDAQ Composite Index         2.12% (1.54)%    8.17%

THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, NY 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2005 had over $20.2 billion in assets under management.

  . Curtis Jensen, Co-Portfolio Manager and Co-Chief Investment Officer of the Adviser. Mr. Jensen has been employed by the Adviser and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . Ian Lapey, Co-Portfolio Manager. Mr. Lapey has been employed by the Adviser and its predecessor since 2001 as a portfolio manager and senior research analyst. Prior to joining the Adviser, Mr. Lapey was an equity research analyst with Credit Suisse First Boston from 1997 to 2001.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares and Class B shares of each Portfolio only to the separate accounts of MetLife to fund Contracts. Class B shares of the Portfolios are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A shares financial performance for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.

                                        LORD ABBETT BOND DEBENTURE PORTFOLIO*

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2005(A) 2004(A) 2003(A) 2002(A) 2001(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.63  $12.04  $10.24   $11.22 $11.75
                                                      ------  ------  ------  ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.75    0.70    0.73     0.77   0.90
NET REALIZED AND UNREALIZED GAINS (LOSSES)            (0.52)    0.31    1.27   (0.79) (0.48)
                                                      ------  ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS                        0.23    1.01    2.00   (0.02)   0.42
                                                      ------  ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.58)  (0.42)  (0.20)   (0.96) (0.95)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             --      --      --       --     --
                                                      ------  ------  ------  ------- ------
TOTAL DISTRIBUTIONS                                   (0.58)  (0.42)  (0.20)   (0.96) (0.95)
                                                      ------  ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD                        $12.28  $12.63  $12.04   $10.24 $11.22
                                                      ------  ------  ------  ------- ------
TOTAL RETURN                                           1.81%   8.43%  19.52%  (0.39)%  3.76%
                                                      ------  ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $856.4  $520.3  $234.6   $202.1 $154.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.56%   0.63%   0.70%    0.70%  0.72%
NET INVESTMENT INCOME                                  5.92%   5.65%   6.52%    7.43%  7.76%
PORTFOLIO TURNOVER RATE                                42.1%   39.8%   36.9%    45.8%  66.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER:                         N/A     N/A   0.67%+   0.77%  0.75%

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Bond Debenture Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Bond Debenture Portfolio.
+ Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO*

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------------
CLASS A                                                2005(A)    2004(A)    2003(A)   2002(A)  2001(A)
--------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $27.44     $24.41     $18.86     $25.05   $26.82
                                                      --------   --------   --------   -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.40       0.33       0.23       0.21     0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.61       2.82       5.56     (4.67)   (1.80)
                                                      --------   --------   --------   -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.01       3.15       5.79     (4.46)   (1.55)
                                                      --------   --------   --------   -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.31)     (0.12)     (0.24)     (0.21)   (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.55)         --         --     (1.52)       --
                                                      --------   --------   --------   -------- --------
TOTAL DISTRIBUTIONS                                     (0.86)     (0.12)     (0.24)     (1.73)   (0.22)
                                                      --------   --------   --------   -------- --------
NET ASSET VALUE, END OF PERIOD                          $27.59     $27.44     $24.41     $18.86   $25.05
                                                      --------   --------   --------   -------- --------
TOTAL RETURN                                             3.68%     12.92%     31.06%   (17.95)%  (5.77)%
                                                      --------   --------   --------   -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,985.7   $1,867.5   $1,167.7     $890.2 $1,205.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.53%      0.57%      0.62%      0.65%    0.64%
NET INVESTMENT INCOME                                    1.46%      1.30%      1.13%      0.94%    1.04%
PORTFOLIO TURNOVER RATE                                  45.9%      29.7%      37.0%      55.4%    69.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.55%**    0.56%**    0.62%**    0.67%    0.64%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                   N/A        N/A      0.61%      0.63%      N/A

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Lord Abbett Growth and Income Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Lord Abbett Growth and Income Portfolio.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                         JANUARY 2, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                               2005(A)     2004(A)    2003(A)   --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.84      $12.03      $8.65           $11.85
                                                       -------     -------    -------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.07)      (0.09)     (0.08)           (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.18        0.90       3.46           (3.09)
                                                       -------     -------    -------        --------
TOTAL FROM INVESTMENT OPERATIONS                         1.11        0.81       3.38           (3.20)
                                                       -------     -------    -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --          --         --               --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)          --         --               --
                                                       -------     -------    -------        --------
TOTAL DISTRIBUTIONS:                                   (0.29)          --         --               --
                                                       -------     -------    -------        --------
NET ASSET VALUE, END OF PERIOD                         $13.66      $12.84     $12.03            $8.65
                                                       -------     -------    -------        --------
TOTAL RETURN                                            8.59%       6.73%     39.08%         (27.00)%+
                                                       -------     -------    -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $215.4       $92.5       $6.2             $6.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.99%       1.03%      1.04%            1.05%++
NET INVESTMENT LOSS                                   (0.53)%     (0.74)%    (0.78)%          (0.64)%++
PORTFOLIO TURNOVER RATE                                 74.8%       94.9%      29.8%            19.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.96%*      1.02%*     1.16%            2.10%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                  N/A         N/A        N/A            1.03%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not Applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                                MAY 1, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.72   $9.81   $7.49     $8.48          $9.55
                                           ------  ------  ------  --------       --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                 0.14    0.08    0.06      0.06         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)   1.83    1.85    2.34    (1.04)         (1.04)
                                           ------  ------  ------  --------       --------
TOTAL FROM INVESTMENT OPERATIONS             1.97    1.93    2.40    (0.98)         (1.05)
                                           ------  ------  ------  --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.07)      --  (0.08)    (0.01)         (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.62)  (0.02)      --        --             --
GAINS                                      ------  ------  ------  --------       --------
TOTAL DISTRIBUTIONS                        (0.69)  (0.02)  (0.08)    (0.01)         (0.02)
                                           ------  ------  ------  --------       --------
NET ASSET VALUE, END OF PERIOD             $13.00  $11.72   $9.81     $7.49          $8.48
                                           ------  ------  ------  --------       --------
TOTAL RETURN                               16.77%  19.72%  32.20%  (11.52)%       (11.04)%+
                                           ------  ------  ------  --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $624.2  $304.0   $67.3      $9.4           $3.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.93%   1.06%   1.09%     1.00%          1.00%++
NET INVESTMENT INCOME (LOSS)                1.18%   0.75%   0.68%     0.73%        (0.01)%++
PORTFOLIO TURNOVER RATE                     84.5%   98.5%   99.0%    114.1%         133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                 0.93%*  0.94%*  1.11%     1.86%          5.08%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                         N/A     N/A   1.09%     1.00%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                 PIMCO TOTAL RETURN PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                                MAY 1, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           ------------------------------   DECEMBER 31, 2001(A)
CLASS A                                    2005(A)  2004(A) 2003(A) 2002(A) --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.40   $11.61  $11.34  $10.35         $10.03
                                           ------   ------  ------  ------         ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.40     0.20    0.28    0.33           0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES) (0.12)     0.40    0.23    0.66           0.40
                                           ------   ------  ------  ------         ------
TOTAL FROM INVESTMENT OPERATIONS             0.28     0.60    0.51    0.99           0.67
                                           ------   ------  ------  ------         ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.01)   (0.81)  (0.13)      --         (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.07)       --  (0.11)      --         (0.15)
GAINS                                      ------   ------  ------  ------         ------
TOTAL DISTRIBUTIONS                        (0.08)   (0.81)  (0.24)      --         (0.35)
                                           ------   ------  ------  ------         ------
NET ASSET VALUE, END OF PERIOD             $11.60   $11.40  $11.61  $11.34         $10.35
                                           ------   ------  ------  ------         ------
TOTAL RETURN                                2.46%    5.25%   4.53%   9.57%          6.68%+
                                           ------   ------  ------  ------         ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $912.6   $578.0  $194.5  $155.0          $59.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.57%    0.57%   0.59%   0.65%          0.65%++
NET INVESTMENT INCOME                       3.42%    1.69%   2.43%   3.06%          3.76%++
PORTFOLIO TURNOVER RATE                    344.2%   416.0%  547.1%  474.4%         346.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                    0.57%      N/A   0.57%*  0.64%*         1.15%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  RCM GLOBAL TECHNOLOGY PORTFOLIO
(FORMERLY PIMCO PEA INNOVATION PORTFOLIO)*

                                                                               FOR THE PERIOD FROM
                                                                                   MAY 1, 2001
                                                                                 (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2001(A)
CLASS A                                    2005(A)  2004(A)   2003(A) 2002(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $4.62   $4.83      $3.06    $6.18          $8.06
                                           ------- -------    ------- --------       --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.03)  (0.02)     (0.04)   (0.04)         (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    0.56  (0.19)       1.81   (3.08)         (1.84)
                                           ------- -------    ------- --------       --------
TOTAL FROM INVESTMENT OPERATIONS              0.53  (0.21)       1.77   (3.12)         (1.88)
                                           ------- -------    ------- --------       --------
DISTRIBUTIONS:
DIVIDENDS FROM NET INVESTMENT INCOME            --      --         --       --             --
                                           ------- -------    ------- --------       --------
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.04)      --+++      --       --             --
GAINS                                      ------- -------    ------- --------       --------
TOTAL DISTRIBUTIONS                         (0.04)      --         --       --             --
                                           ------- -------    ------- --------       --------
NET ASSET VALUE, END OF PERIOD               $5.11   $4.62      $4.83    $3.06          $6.18
                                           ------- -------    ------- --------       --------
TOTAL RETURN                                11.35% (4.28)%     57.84% (50.49)%       (23.33)%+
                                           ------- -------    ------- --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $129.3   $81.8      $47.2    $13.0          $16.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     1.10%   0.96%      1.10%    1.10%          1.10%++
NET INVESTMENT LOSS                        (0.69)% (0.45)%    (0.89)%  (0.90)%        (0.90)%++
PORTFOLIO TURNOVER RATE                     290.7%  173.0%     313.0%   227.2%         346.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                  1.19%     N/A      1.26%    1.73%          3.97%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                          N/A     N/A      1.04%    1.04%            N/A

--------------------------------------------------------------------------------
* Effective May 1, 2004, the Portfolio changed its name from PIMCO Innovation Portfolio to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, the Portfolio changed its name to RCM Global Technology Portfolio.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.

                                       THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                           MAY 1, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------  DECEMBER 31, 2002(A)
CLASS A                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.38     $11.62      $8.29             $10.00
                                                      ------     ------     ------           --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.14       0.16       0.05               0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)              2.13       2.96       3.39             (1.72)
                                                      ------     ------     ------           --------
TOTAL FROM INVESTMENT OPERATIONS                        2.27       3.12       3.44             (1.68)
                                                      ------     ------     ------           --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --     (0.08)     (0.04)             (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.04)     (0.28)     (0.07)             (0.01)
                                                      ------     ------     ------           --------
TOTAL DISTRIBUTIONS                                   (0.04)     (0.36)     (0.11)             (0.03)
                                                      ------     ------     ------           --------
NET ASSET VALUE, END OF PERIOD                        $16.61     $14.38     $11.62              $8.29
                                                      ------     ------     ------           --------
TOTAL RETURN                                          15.82%     26.81%     41.52%           (16.78)%+
                                                      ------     ------     ------           --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $476.8     $206.3       $6.2               $4.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.81%      0.87%      0.93%              0.95%++
NET INVESTMENT INCOME                                  0.94%      1.12%      0.54%              0.75%++
PORTFOLIO TURNOVER RATE                                19.6%      11.3%      14.6%               8.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.81%        N/A      0.92%*             2.07%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                               IRVINE, CA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T




                         PIMCO Total Return Portfolio

                          Class A and Class B Shares


                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____


                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  PIMCO Total Return Portfolio            5

                 MANAGEMENT                               20
                  The Manager                             20
                  The Adviser                             20
                  Distribution Plan                       21

               YOUR INVESTMENT                            22
                  Shareholder Information                 22
                  Dividends, Distributions and Taxes      22
                  Sales and Purchases of Shares           23

               FINANCIAL HIGHLIGHTS                       28

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contract shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO



 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three- to six-year time frame based on the Adviser's forecast for interest rates.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                   [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

                           02      03      04      05
                         ------  ------  ------  ------
                          9.29%   4.31%   4.98%   2.25%

                      High Quarter:  3rd-2002    +3.65%
                      Low Quarter:   2nd-2004    -2.03%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/05
------------------------------------------------
                               Since   Inception
                      1 Year Inception   Date
--------------------- ------ --------- ---------
Class A                2.46%   6.08%     5/1/01
Class B                2.25%   5.61%    2/12/01
Lehman Brothers
 Aggregate Bond Index  2.43%   5.63%*
* Index performance is from 2/1/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and





 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management, Company LLC see page 21

.. For financial highlights see page 28 are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.06%   0.06%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.56%   0.81%
----------------------------------------------------------



        * The Portfolio reimbursed the Manager during the year ended
          December 31, 2005 for expenses waived by the Manager in prior years pursuant to an Expense Limitation Agreement that is no longer applicable to the Portfolio. The expense information for the Portfolio does not reflect this reimbursement. If this reimbursement was shown, the Portfolio's Total Annual Operating Expenses would have been 0.57% for Class A shares and 0.82% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     57 $     83
--------------------------
3 Years  $    180 $    260
--------------------------
5 Years  $    314 $    451
--------------------------
10 Years $    703 $  1,005
--------------------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain loans acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

High Quality Short-Term Debt Obligations including Bankers' Acceptances, Commercial Paper and Certificates of Deposit issued or guaranteed by Bank Holding Companies in the U.S., their Subsidiaries and Foreign Branches or of the World Bank; Variable Amount Master Demand Notes and Variable Rate Notes issued by U.S. and Foreign Corporations.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's. Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. The Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.


DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER


The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased cost to the Portfolio. The Portfolio generally will have annual turnover rates of 100% or more.


DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.50% of such assets.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Trust's annual report.


THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AIG LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2005, PIMCO had approximately $594.1 billion in assets under management.

Pasi Hamalainen, Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He has twelve years of investment experience and holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's in finance from The Wharton School at the University of Pennsylvania.

William H. Gross, CFA, Managing Director and chief investment officer, was a founding partner of PIMCO in 1971.

DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. Class E Shares are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B Shares are subject to Rule 12-b1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolio's Class A and Class B shares financial performance for its period of operations. Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.

                                                   PIMCO TOTAL RETURN PORTFOLIO



                                                                            FOR THE PERIOD FROM
                                                                                MAY 1, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------  DECEMBER 31, 2001(A)
CLASS A                                    2005(A)  2004(A) 2003(A) 2002(A) --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.40   $11.61  $11.34  $10.35         $10.03
                                           ------   ------  ------  ------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.40     0.20    0.28    0.33           0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES) (0.12)     0.40    0.23    0.66           0.40
                                           ------   ------  ------  ------        -------
TOTAL FROM INVESTMENT OPERATIONS             0.28     0.60    0.51    0.99           0.67
                                           ------   ------  ------  ------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.01)   (0.81)  (0.13)      --         (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.07)       --  (0.11)      --         (0.15)
GAINS                                      ------   ------  ------  ------        -------
TOTAL DISTRIBUTIONS                        (0.08)   (0.81)  (0.24)      --         (0.35)
                                           ------   ------  ------  ------        -------
NET ASSET VALUE, END OF PERIOD             $11.60   $11.40  $11.61  $11.34         $10.35
                                           ------   ------  ------  ------        -------
TOTAL RETURN                                2.46%    5.25%   4.53%   9.57%         6.68%+
                                           ------   ------  ------  ------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $912.6   $578.0  $194.5  $155.0          $59.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.57%    0.57%   0.59%   0.65%        0.65%++
NET INVESTMENT INCOME                       3.42%    1.69%   2.43%   3.06%        3.76%++
PORTFOLIO TURNOVER RATE                    344.2%   416.0%  547.1%  474.4%        346.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                    0.57%      N/A  0.57%*  0.64%*        1.15%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO



                                                                                 FOR THE PERIOD FROM
                                                                                  FEBRUARY 12, 2001
                                                                                   (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                               --------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A)  2004(A)  2003(A) 2002(A) --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $11.32   $11.54 $11.29  $10.33         $10.00
                                               -------- -------- ------  ------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                              0.37     0.19   0.24    0.31           0.32
NET REALIZED AND UNREALIZED GAINS (LOSSES)       (0.12)     0.38   0.25    0.65           0.34
                                               -------- -------- ------  ------        -------
TOTAL FROM INVESTMENT OPERATIONS                   0.25     0.57   0.49    0.96           0.66
                                               -------- -------- ------  ------        -------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
INCOME                                               --   (0.79) (0.13)      --         (0.18)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS    (0.07)       -- (0.11)      --         (0.15)
                                               -------- -------- ------  ------        -------
TOTAL DISTRIBUTIONS                              (0.07)   (0.79) (0.24)      --         (0.33)
                                               -------- -------- ------  ------        -------
NET ASSET VALUE, END OF PERIOD                   $11.50   $11.32 $11.54  $11.29         $10.33
                                               -------- -------- ------  ------        -------
TOTAL RETURN                                      2.25%    4.98%  4.53%   9.29%         6.68%+
                                               -------- -------- ------  ------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $1,107.7 $1,028.5 $893.8  $427.7          $46.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                          0.82%    0.81%  0.83%   0.90%        0.90%++
NET INVESTMENT INCOME                             3.13%    1.66%  2.07%   2.85%        3.48%++
PORTFOLIO TURNOVER RATE                          344.2%   416.0% 547.1%  474.4%        346.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER:       0.82%      N/A 0.82%*  0.90%*        1.40%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                   Batterymarch Growth and Income Portfolio

                                Class A Shares

                                __PROSPECTUS__

                                  MAY 1, 2006

Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                             __TABLE OF CONTENTS__

                                                            PAGE

            INTRODUCTION                                     1
               Understanding the Trust                       1
               Understanding the Portfolio                   1

            THE PORTFOLIO                                    2

              INVESTMENT SUMMARY                             2
               Batterymarch Growth and Income Portfolio      3

            MANAGEMENT                                       12
               The Manager                                   12
               Expense Limitation Agreement                  12
               The Adviser                                   13

            YOUR INVESTMENT                                  15
               Shareholder Information                       15
               Dividends, Distributions and Taxes            15
               Sales and Purchases of Shares                 16

            FINANCIAL HIGHLIGHTS                             21

            FOR MORE INFORMATION                         Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                   BATTERYMARCH GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term accumulation of principal through capital appreciation and retention of net investment income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in stocks of large U.S. companies representing a wide range of industries. Stock selection is based on a quantitative screening process. The Adviser uses a bottom-up, quantitative strategy based on fundamental principles. The stock selection process runs daily, ranking the relative attractiveness of liquid stocks across six dimensions: cash flow, earnings growth, expectations, value, technical and corporate signals. The process is customized by sector, and all stocks are ranked on a sector-neutral basis. The Portfolio will be managed with stringent risk control, cost-efficient trading and limited tracking error.

The Portfolio may invest up to 20% of its assets in foreign equity securities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor insurance company separate account managed by an entity which became an affiliate of the Adviser in December, 2005 using the same investment objective and similar investment strategies as the Portfolio. The separate account's performance reflects all expenses including Contract charges since such charges were not separately stated from other account expenses. The assets of The Travelers Growth and Income Stock Account for Variable Annuities were transferred to the Portfolio on May 1, 2006. Subsequent to May 1, 2006, the Portfolio's performance will not reflect Contract charges. If Contracts charges had been excluded from the performance calculations, the numbers below would have been higher. Prior to May 1, 2006, the Portfolio was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

1996     1997   1998    1999   2000      2001    2002    2003     2004   2005
-----   -----  ------  ------ ------   ------- -------  ------   ------  ----
21.37%  31.52% 28.73%  21.73% -12.54%  -15.87% -21.74%  26.18%  11.01%  4.50%

High Quarter:   4th - 1998      +22.90%
Low Quarter:    3rd - 2002      -16.87%



 PORTFOLIO MANAGEMENT:

..  Batterymarch Financial Management, Inc. see page 13

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large--and medium--sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

 Average Annual Total Return as of 12/31/05
--------------------------------------------
                                   Inception
             1 Year 5 Year 10 Year   Date
------------ ------ ------ ------- ---------
Class A       4.50% -0.74%  7.75%   5/16/83
S&P500 Index  4.91%  0.54%  9.07%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the period ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A
-----------------------------------------------------------
Management Fee                                      0.65%
-----------------------------------------------------------
12b-1 Fees                                          None
-----------------------------------------------------------
Other Expenses                                      0.09%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         0.74%
-----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  (0.09)%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver/Repayment to Manager                  0.65%
-----------------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed, on a permanent basis, the following schedule. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXPENSE LIMITATION

        First $500 Next $500  Next $500  Next $500
        million of million of million of million of Assets over
          assets     assets     assets     assets   $2 billion
---------------------------------------------------------------
Class A    0.65%      0.55%      0.50%      0.45%      0.40%
---------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect for all periods. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     67
-----------------
3 Years  $    209
-----------------
5 Years  $    363
-----------------
10 Years $    812
-----------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the 1940 Act, and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.65% of first $500 million of such assets plus 0.55% of such assets over $500 million up to $1 billion plus 0.50% of such assets over $1 billion up to $1.5 billion plus 0.45% of such assets over $1.5 billion up to $2 billion plus 0.40% of such assets over $2 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser will be available in the Trust's semi-annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to permanently waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following with respect to Class A shares of the
Portfolio:

0.65%--first $500 million of such assets
0.55%--next $500 million of such assets
0.50%--next $500 million of such assets
0.45%--next $500 million of such assets
0.40%--all assets over $2 billion

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

BATTERYMARCH FINANCIAL MANAGEMENT, INC. ("BATTERYMARCH"), 200 Clarendon Street, Boston, Massachusetts 02116, is the Adviser to the Portfolio. Batterymarch, founded in 1969, acts as investment adviser to mutual funds and institutional accounts, such as corporate pension plans, foundations and endowment funds, unions and foreign, state and local governmental entities. Total assets under management by Batterymarch were approximately $15 billion as of December 31, 2005. Batterymarch is a wholly-owned subsidiary of Legg Mason, Inc.

The Adviser uses a team approach to investment management. Members of the team may change from time to time. The U.S. investment team is led by the following co-directors:

  . YU-NIEN (CHARLES) KO, CFA, is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has seven years of investment experience.

  . STEPHEN A. LANZENDORF, CFA is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. He joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously held responsibilities at Independence Investments and The Colonial Group. He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Mr. Lanzendorf has 22 years of investment experience.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

Financial Highlights are not provided because the Portfolio had not commenced operations prior to the date of this Prospectus.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                     Batterymarch Mid-Cap Stock Portfolio

                                Class A Shares

                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                          PAGE

              INTRODUCTION                                 3
                 Understanding the Trust                   3
                 Understanding the Portfolio               3

              THE PORTFOLIO                                4

                INVESTMENT SUMMARY                         4
                 Batterymarch Mid-Cap Stock Portfolio      5

                MANAGEMENT                                 12
                 The Manager                               12
                 Expense Limitation Agreement              12
                 The Adviser                               13

              YOUR INVESTMENT                              14
                 Shareholder Information                   14
                 Dividends, Distributions and Taxes        14
                 Sales and Purchases of Shares             15

              FINANCIAL HIGHLIGHTS                         20

              FOR MORE INFORMATION                     Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                     BATTERYMARCH MID-CAP STOCK PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its assets in equity securities of U.S. and foreign companies with mid-size market capitalizations. It is anticipated that foreign securities will not exceed 20% of the Portfolio's net assets. Mid-size market capitalization companies are defined as those with a market capitalization similar to the companies in the Standard & Poors Mid Cap 400 Index ("S&P 400 Index"). The Adviser uses a bottom-up, quantitative strategy based on fundamental principles. The stock selection process runs daily, ranking the relative attractiveness of liquid stocks across six dimensions: cash flow, earnings growth, expectations, value, technical and corporate signals. The process is customized by sector, and all stocks are ranked on a sector-neutral basis. The Portfolio will be managed with stringent risk control, cost-efficient trading and limited tracking error.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor fund managed by an entity which became an affiliate of the Adviser in December, 2005 using the same investment objective and strategy as the Portfolio. The assets of the Disciplined Mid Cap Stock Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

 98         99       00       01       02       03       04       05
-------   ------   ------   ------   ------   ------   ------   ------
16.91%    13.38%   16.61%   -4.02%   -14.32%  33.75%   16.45%   12.41%

High Quarter: 4th-1998  +26.68%
Low Quarter:  3rd-2001  -16.71%



 PORTFOLIO MANAGEMENT:

..  Batterymarch Financial Management, Inc. see page 13

..  For financial highlights see page 20

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/05, with the S&P 400 Index, a value-weighted stock index consisting of 400 mid-sized U.S. companies. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

 Average Annual Total Return as of 12/31/05
---------------------------------------------------
                                   Since   Inception
               1 Year   5 Year   Inception   Date
 ----------    -------- -------- --------- ---------
Class A        12.42%    7.56%     13.34%   4/1/97
S&P MidCap
 400 Index     12.56%    8.60%     14.45%*
* Index performance from 4/1/97.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A
--------------------------------------------------
Management Fee                              0.70%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.10%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.80%
--------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 0.95% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     82
-----------------
3 Years  $    256
-----------------
5 Years  $    446
-----------------
10 Years $    993
-----------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally will have annual turnover rates of more than 100%.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of 0.70% of the average daily net assets of the Portfolio.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser will be available in the Trust's semi-annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.95% of daily net assets for Class A shares of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

BATTERYMARCH FINANCIAL MANAGEMENT, INC. ("BATTERYMARCH"), 200 Clarendon Street, Boston, Massachusetts 02116, is the Adviser to the Portfolio. Batterymarch, founded in 1969, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds, foundations and endowment funds mutual funds, unions and foreign, state and local government entities. Total assets under management by Batterymarch were approximately $15 billion as of December 31, 2005. Batterymarch is a wholly-owned subsidiary of Legg Mason, Inc.

The Adviser uses a team approach to investment management. Members of the team may change from time to time. The U.S. investment team is led by the following co-directors:

Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has seven years of investment experience.

Stephen A. Lanzendorf, CFA is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. He joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously held responsibilities at Independence Investments and The Colonial Group. He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Mr. Lanzendorf has 22 years of investment experience.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005, has been audited by Deloitte & Touche LLP. For the years 2001 through 2004, other independent accountants have audited this information. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of The Travelers Series Trust (a fund of which is the predecessor of the Portfolio), which is available upon request.

  BATTERYMARCH MID-CAP STOCK PORTFOLIO* CLASS A

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
                                                      2005(A) 2004(A)  2003    2002   2001(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $19.76   $17.49 $13.11   $15.41  $17.26
                                                      ------  ------- ------ -------- -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.14     0.05   0.05     0.03    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)              2.29     2.82   4.38   (2.23)  (0.78)
                                                      ------  ------- ------ -------- -------
TOTAL FROM INVESTMENT OPERATIONS                        2.43     2.87   4.43   (2.20)  (0.72)
                                                      ------  ------- ------ -------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --   (0.05) (0.05)   (0.08)  (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.23)   (0.55)     --   (0.02)  (1.09)
                                                      ------  ------- ------ -------- -------
TOTAL DISTRIBUTIONS                                   (0.23)   (0.60) (0.05)   (0.10)  (1.13)
                                                      ------  ------- ------ -------- -------
NET ASSET VALUE, END OF PERIOD                        $21.96   $19.76 $17.49   $13.11  $15.41
                                                      ------  ------- ------ -------- -------
TOTAL RETURN                                          12.42%   16.45% 33.75% (14.32)% (4.02)%
                                                      ------  ------- ------ -------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $207     $198   $165     $111    $113
RATIOS TO AVERAGE NET ASSETS /(1)/:

EXPENSES                                               0.82%  0.80%**  0.82%    0.85%   0.83%
NET INVESTMENT INCOME                                  0.68%    0.28%  0.38%    0.94%   1.04%
PORTFOLIO TURNOVER RATE                                 116%      91%    61%      67%     40%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER:                   0.82%    0.82%  0.82%    0.85%   0.83%

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of Disciplined Mid Cap Stock Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Disciplined Mid Cap Stock Portfolio.
** The Manager waved a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                   Cyclical Growth and Income ETF Portfolio

                                Class B Shares

                                __PROSPECTUS__

                                  MAY 1, 2006

Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                            PAGE

            INTRODUCTION                                     3
               Understanding the Trust                       3
               Understanding the Portfolio                   3

            THE PORTFOLIOS                                   6

              INVESTMENT SUMMARY                             6
               Cyclical Growth and Income ETF Portfolio      7

              PRIMARY RISKS OF THE UNDERLYING ETFS           12
              ADDITIONAL INFORMATION ABOUT ETFS              16
              ADDITIONAL INVESTMENT STRATEGIES               18
              MANAGEMENT                                     20
               Expense Limitation Agreement                  24
               Distribution Plans                            24

            YOUR INVESTMENT                                  26
               Shareholder Information                       26
               Dividends, Distributions and Taxes            26
               Report to Policyholders                       27
               Sales and Purchases of Shares                 28
               Purchase and Redemption of Shares             28

            FINANCIAL HIGHLIGHTS                             32

            FOR MORE INFORMATION                         Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-three managed investment portfolios or mutual funds, only one of which is offered through this Prospectus (the "Portfolios"). Each of these Portfolios has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife") to fund the benefits under certain individual and group variable annuity contracts (collectively, "Contracts").

  As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

UNDERSTANDING THE PORTFOLIOS

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"), including series of the iShares(R) Trust, iShares(R), Inc., the SPDR(R) Trust, Series 1 and Vanguard Index Participation Equity Receipts (VIPERs(R)) of the Vanguard(R) Index Funds, Vanguard(R) U.S. Sector Index Funds and Vanguard VIPERs(R) Series Trust/1/. Each Underlying ETF invests primarily in equity securities or in fixed income securities, as applicable. Because the Portfolio invest in other investment companies rather than in individual securities, the Portfolio is considered a "fund of funds" and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.


--------
/1/ iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). The Portfolio is not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the iShares Trust or iShares, Inc. BGI has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

 WHAT ARE ETFS? ETFS ARE PASSIVELY MANAGED INVESTMENT COMPANIES THAT HOLD A PORTFOLIO OF COMMON STOCKS, BONDS OR OTHER SECURITIES DESIGNED TO TRACK THE PERFORMANCE OF A CERTAIN MARKET INDEX OR MARKET SECTOR, SUCH AS THE S&P 500 INDEX. AN ETF IS A FUND THAT IS TRADED LIKE A STOCK ON A SECURITIES EXCHANGE AND MAY BE PURCHASED AND SOLD THROUGHOUT THE TRADING DAY BASED ON ITS MARKET PRICE. AN ETF PORTFOLIO HOLDS THE SAME STOCKS OR BONDS AS THE INDEX IT TRACKS (OR A SAMPLING OF THE STOCKS OR BONDS THAT ARE REPRESENTED BY THAT INDEX IN A PROPORTION MEANT TO TRACK THE PERFORMANCE OF THE ENTIRE INDEX), SO ITS MARKET PRICE GENERALLY REFLECTS THE VALUE OF THE INDEX AT ANY GIVEN TIME. ETFS ARE REGISTERED INVESTMENT COMPANIES AND INCUR FEES AND EXPENSES SUCH AS OPERATING EXPENSES, LICENSING FEES, REGISTRATION FEES, TRUSTEES FEES AND MARKETING EXPENSES. THEREFORE, ETF SHAREHOLDERS PAY THEIR PROPORTIONATE SHARE OF THESE EXPENSES.


The Portfolio has an allocation among various asset classes (including large-, mid- and small-capitalization domestic equity, foreign, fixed income, high yield, real estate investment trusts and cash/money market). Gallatin Asset Management, Inc., a recently created, wholly-owned subsidiary of A.G. Edwards, Inc. (the "Adviser"), establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which the Portfolio invests based on, among other things, the historical performance of each ETF and/or asset class, future risk/return expectations, and the Adviser's outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation of stocks and fixed income securities reflects greater or lesser emphasis on growth of capital and pursuing current income.

The Adviser may choose to achieve a targeted allocation to cash by entering into repurchase agreements or directly purchasing money market instruments. The Adviser may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. The Adviser intends to invest the Portfolios' assets primarily in Underlying ETFs, but is not limited to these types of investments and may invest in other types of securities, including repurchase agreements and other open-end investment companies, including high yield bond funds and money market funds.

At least quarterly, the Adviser will review the Portfolio's asset allocation among equities, fixed income and cash/cash equivalents including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. Generally, it is anticipated that changes among the asset classes will be within a range of plus or minus 5 percentage points per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change.

Because the Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses.


--------
   SPDRs(R) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by PDR Services LLC ("PDR") and the American Stock Exchange LLC (AMEX) in connection with the listing and trading of SPDRs on the AMEX. These products are not sponsored, sold or endorsed by S&P, a division of The McGraw-Hill Companies, Inc., and S&P makes no representation regarding the advisability of investing in them. The Portfolio is not sponsored, endorsed, sold, or promoted by PDR. PDR makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the SPDRs. PDR has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.
   Vanguard(R) and VIPERs(R) are trademarks of The Vanguard Group, Inc. ("Vanguard"). The Portfolio is not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the VIPERs. Vanguard has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.

The following chart describes the allocation, as of March 31, 2006, among the range of equities, fixed income and cash/money market securities for the Portfolio. You should note that these percentages may not directly correspond to investment in the Underlying ETF since each Underlying ETF may contain various sub-sets of an asset class (E.G., large-cap and mid cap-equity securities).

                      Cyclical Growth and
     Asset Class          Income ETF
--------------------- -------------------
Equities                      80%
-----------------------------------------
    U.S. Large Cap            54%
    U.S. Mid Cap              20%
    U.S. Small Cap            0%
    Foreign                   6%
-----------------------------------------
Fixed Income                  19%
-----------------------------------------
Cash/Cash Equivalents         1%
-----------------------------------------

The allocation of investments in the Underlying ETFs as of March 31, 2006 is set forth in the Investment Summary with respect to the Portfolio.

The actual allocation percentages of the Portfolio's investments as of the end of the prior quarter in the Underlying ETFs are generally available for the Portfolio at the following website--www.metlifeinvestors.com. Upon accessing the website, click on Clients Enter Here, then click on the Met Investors Series Trust icon and then click on the Gallatin ETF Portfolios icon where you will find actual allocations for the of the Portfolio. This information is generally posted to the website on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of this information from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

The Portfolio will invest new assets and reinvest dividends based on the Portfolio's target allocations at such time. However, the Portfolio's allocations could change substantially over time as the Underlying ETFs' asset values change due to market movements and portfolio management decisions.

After this Introduction you will find an Investment Summary for the Portfolio. Each Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


INVESTMENT SUMMARY

The Portfolio's summary discusses the following :

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and in the Underlying ETFs?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio or of the Underlying ETFs and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus and in the SAI.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Underlying ETFs" which lists some of the factors that may affect the value of a Portfolio's investments in the Underlying ETFs. You can lose money by investing in the Portfolio.

The SAI provides more detailed information regarding the various types of securities that the Portfolio and an Underlying ETF may purchase and certain investment techniques and practices of the Portfolio's Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                   CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Seeks growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the cyclical asset allocation guidelines of the Adviser's Investment Strategy Committee's growth and income model. The Portfolio is managed for total return and invests a significant portion of its assets in Underlying ETFs that invest in U.S. equity and fixed income securities. This model may be appropriate for investors with a moderate risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, the Portfolio's equity investments may be allocated across a range of asset classes which can include: large-, mid- and small-cap, REIT, and foreign developed and emerging market equity funds, with fixed income allocations to government, investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to the various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the Portfolios." Under normal circumstances, the Portfolio will not invest greater than 60% of its net assets in Underlying ETFs that invest primarily in fixed income securities. The Portfolio will invest its remaining assets in cash or cash equivalent positions, such as money market instruments or repurchase agreements.

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in mid-cap and large-cap equity securities, as well, to a lesser extent, in stocks of foreign companies. In the large-cap asset class, the Portfolio may overweight or underweight particular sectors relative to the S&P 500 Index based on recommendations from the Adviser's Investment Committee.

The Portfolio currently seeks to achieve current income through its investments in Underlying ETFs that invest primarily in domestic investment-grade fixed income securities.

As of March 31, 2006, the Portfolio invested in the underlying ETFs and cash or cash equivalents at the approximate percentages indicated:

-------------------------------------------------------------------------------------
U.S. LARGE CAP                                                                 53.78%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Consumer Staples VIPERs(R)        1.51%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Industrial Sector Index Fund           3.53%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Telecommunications Sector Index Fund   2.22%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Consumer Services Sector Index Fund    1.89%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Financial Sector Index Fund            4.02%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Consumer Goods Sector Index Fund       3.83%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Technology Sector Index Fund           2.43%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Energy VIPERs(R)                  1.94%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Financials VIPERs(R)              1.07%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Healthcare Sector Index Fund           6.11%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares S&P 500 Index Fund                                   21.41%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Consumer Discretionary VIPERs(R)  0.60%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Information Technology VIPERs(R)  1.76%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Industrial VIPERs(R)              0.50%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Utilities Sector Index Fund            0.96%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
U.S. MID CAP                                                                   20.40%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares S&P MidCap 400 Index Fund                            20.40%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
FOREIGN                                                                         6.26%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares MSCI EAFE Index Fund                                  6.26%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
FIXED INCOME                                                                   18.85%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Lehman 1-3 Year Treasury Bond Fund                    5.09%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares GS $ InvesTop(TM) Corporate Bond Fund                13.76%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
CASH/CASH EQUIVALENTS                                                           0.71%
-------------------------------------------------------------------------------------

As a result of market gains or losses, the percentage of the Portfolio's assets invested in a particular asset class or Underlying ETF at any given time may be different than the allocation model shown above.

Model allocations are reviewed at least quarterly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying ETFs, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of Investing in the Underlying ETFs".

  .  Asset class risk

  .  Concentration risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield security risk

  .  Interest rate risk

  .  Investment style risk

  .  Market capitalization risk

  .  Market risk

  .  Market trading risk

  .  Non-diversification risk

  .  Sector risk

  .  Tracking error risk

 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

 PORTFOLIO MANAGEMENT:

..  Gallatin Asset Management, Inc. see page 21.

..  For performance information for the period ended December 31, 2005 see
   "Financial Highlights" on page 32.


PRIOR PERFORMANCE:

The Portfolio commenced operations on October 1, 2005. As a result, it does not have a significant operating history.

For information on Gallatin Asset Management, Inc.'s prior performance with comparable funds, see page 22. As with all mutual funds, past returns are not a prediction of future returns.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2005 in the case of Class B shares. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying ETFs. See the Contracts prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                                            Class B
--------------------------------------------------------------------------- -------
Management Fees                                                              0.45%
------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                     0.25%
------------------------------------------------------------------------------------
Other Expenses                                                               3.03%
------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager                                  3.73%
------------------------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment*                                      (2.93)%
------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/ Repayment                                             0.80%
------------------------------------------------------------------------------------
Indirect Expenses of Underlying ETFs and
 Other Investment Companies **                                               0.33%
------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver and Indirect Expenses of Underlying ETFs and Other Investment
 Companies                                                                   1.13%
------------------------------------------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class B shares of the Portfolio will not exceed 0.80% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       ** As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2005. Commencing January 2006, the Adviser changed its investment strategies regarding investments in ETFs. As a result, the Expenses of Underlying ETFs and Other Investment Companies was reduced to an annual rate of 0.29%. If such reduction had been in place for all of 2005, Total Annual Portfolio Operating Expenses After Waiver and Indirect Expenses of Underlying ETFs and Other Investment Companies would have been 1.09% for Class B shares.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio remains in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class B
-----------------
1 Year   $    116
-----------------
3 Years  $    984
-----------------
5 Years  $  1,866
-----------------
10 Years $  4,138
-----------------

PRIMARY RISKS OF THE UNDERLYING ETFS

One or more of the following primary risks may apply to the Underlying ETFs. Please see the Investment Summary for your Portfolio to determine which risks apply to the Underlying ETFs. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. Please note that there are many other circumstances that could adversely affect your investment and prevent an Underlying ETF from reaching its objective, which are not described here.

ASSET CLASS RISK. The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that fund may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying ETF invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying ETF may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying ETF. Such third party may be unwilling or unable to honor its financial obligations.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and an Underlying ETF may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect an Underlying ETF's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying ETF to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying ETF's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. High yield debt securities may be more susceptible to credit risk and market risk than an investment company that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, an investment company may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When an investment company (in which a Portfolio invests) invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying ETF invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Underlying ETF's fixed income investments will affect the volatility of the Underlying ETF's share price.

During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying ETF may outperform or underperform other funds that employ a different investment style. An Underlying ETF may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying ETF that invests in these companies to increase in value more rapidly than an Underlying ETF that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.

In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying ETF may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

MARKET RISK. An Underlying ETF's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Underlying ETF's shares.

MARKET TRADING RISK. The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

NON-DIVERSIFICATION RISK. The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

SECTOR RISK. Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolios may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

TRACKING ERROR RISK. The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

ADDITIONAL INFORMATION ABOUT ETFS

An ETF is an investment company that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, like the S&P 500 or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the American Stock Exchange), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

  . shares of all of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

  . shares of a sampling of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called "creation units" in exchange for a specified portfolio of the ETF's underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as trustees fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of ETFs. Accordingly, ETF shareholders pay their proportionate share of these expenses.

1940 ACT LIMITATIONS ON INVESTMENTS IN UNDERLYING FUNDS

The Portfolio may invest in any type of ETF, including index-based ETFs, sector-based ETFs and fixed-income ETFs. The Portfolio may hold ETFs with portfolios comprised of domestic or foreign stocks or bonds or any combination thereof. However, due to certain legal limitations, the Portfolio will be prevented from purchasing more than 3% of an Underlying ETF's outstanding shares unless: (i) the ETF or the Portfolio have received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission ("SEC") that is applicable to the Portfolio; and (ii) the ETF and the Portfolio take appropriate steps to comply with any conditions in such order. The Trust has applied for and received such exemptive relief from the SEC. As a result, the Portfolio may invest up to 25% of its assets in any one Underlying ETF, subject to certain conditions contained in the order granting such relief.

The Portfolio will generally be invested in ETFs that have received an order of exemptive relief from the SEC with respect to the above investment limitations. In cases where these legal limits prevent the Portfolio from buying a particular ETF that does not have such relief, the Portfolio may instead invest in a similar index or sector-based mutual fund or other invest-ment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) ("Stock Baskets"). Each Portfolio may also invest in Other Investment Companies or Stock Baskets when the Advisor believes they represent more attractive opportunities than similar ETFs. In addition, the Portfolio may invest in certain types of cash and cash equivalents, such as money market instruments or enter into repurchase agreements.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio or an Underlying ETF may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities. These strategies and techniques may involve risks. The Portfolio and the Underlying ETFs are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

REPURCHASE AGREEMENTS. The Portfolio or an Underlying ETF may at times invest a portion of its assets in repurchase agreements. Repurchase agreements involve the purchase of a security by the Portfolio or an Underlying ETF and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio or the Underlying ETF at a specified date or upon demand. This technique offers a method of earning income on idle cash. Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio or the Underlying ETF will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

An Underlying ETF may ay times invest in high quality, short-term debt obligations such as commercial paper or variable amount master demand notes. Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by an Underlying ETF will be generally regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and Government National Mortgage Association ("GNMA") certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes a more substantial portion or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolios' Adviser will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. The Portfolios generally will have annual turnover rates of less than 100%.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Manager. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

The Manager, 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of the Portfolio. The advisory fees for the Portfolio is 0.45% for the first $300 million of net assets plus 0.43% for the next $300 million of net assets plus 0.40% for net assets over $600 million.

A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement with the Manager and the Advisory Agreements between the Manager and the Advisor is included in the Trust's annual report.

THE INVESTMENT ADVISER

Under the terms of the Advisory Agreement for the Portfolio between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about the portfolio manager's compensation, other accounts managed and the portfolio manager's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated sub-adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing sub-adviser or as an additional sub-adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing sub-adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new sub-adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee for the Portfolio based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

GALLATIN ASSET MANAGEMENT, INC. ("Gallatin"), One North Jefferson Avenue, St. Louis, Missouri 63103, is the investment adviser to each of the Portfolios. Gallatin is a recently created, wholly-owned subsidiary of A.G. Edwards, Inc. As of December 31, 2005, A.G. Edwards, Inc. and its affiliates had in excess of $10.5 billion in assets under management.

  . The Portfolio is managed on a discretionary basis by the Gallatin Allocation Advisors Investment Committee, which is composed of investment management professionals from A.G. Edwards & Sons, Inc. ("A.G. Edwards") and Gallatin.

MARK A. KELLER, CFA, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER--GALLATIN, CHAIRMAN OF A.G. EDWARDS INVESTMENT STRATEGY COMMITTEE, CHAIRMAN OF GALLATIN INVESTMENT STRATEGY COMMITTEE

  . Mr. Keller has primary responsibility for the Investment Strategy used in the cyclical models and supervision of the portfolio mangers responsible for portfolio implementation.

  .  2005 to present, Senior Vice President, Chief Investment
     Officer--Gallatin, Asset Management Department; 2005-present, Vice President, Chief Investment Officer-A.G. Edwards, Asset Management Department; 1994 to 2005, Vice President, Investment Officer--A.G. Edwards Trust Company FSB; 1999 to 2001, Vice President-A.G. Edwards Trust Company (Missouri); 1994 to 2001; Equity Strategist-A.G. Edwards.

STUART T. FREEMAN, CFA, Vice President, Chief Equity Strategist

  . Mr. Freeman is A.G. Edwards' Chief Equity Strategist and member of the A.G. Edwards Investment Strategy Committee and Gallatin Investment Strategy Committee. Mr. Freeman is responsible for the Portfolio's sector weighting recommendations in the large-cap asset class.

  . 2005 to present, Vice President, Chief Equity Strategist-Gallatin and Member, Gallatin Investment Strategy Committee; 1995 to present, Member, A.G. Edwards Investment Strategy Committee.

DAVID B. MIYAZAKI, CFA VICE PRESIDENT, EQUITY PORTFOLIO MANAGER

  . Mr. Miyazaki is a Portfolio Manager, member of the Gallatin and A.G. Edwards' Investment Strategy Committees and serves as a backup portfolio manager to the Portfolios, and is responsible for portfolio optimization.

  . 2005 to present, Vice President, Equity Portfolio Manager, Gallatin; 2004 to 2005, Vice President, Equity Portfolio Manager, A.G. Edwards; 1999 to 2004, Associate Vice President, Equity Portfolio Manager, A.G. Edwards.

DANIEL T. WINTER, CFA VICE PRESIDENT, EQUITY PORTFOLIO MANAGER

  . Mr. Winter is the lead portfolio manager responsible for overseeing the day-to-day portfolio implementation and trading.

  . 2005 to present, Vice President, Equity Portfolio Manager-Gallatin; 2000 to 2005, Equity Portfolio Manager, A.G. Edwards Asset Management Department; 1997 to 2000, Associate Vice President, Equity Portfolio Manager-A.G. Edwards, Asset Management Department.

GREGORY W. ELLSTON, VICE PRESIDENT

  . Mr. Ellston is the director of mutual fund research and is responsible for oversight of the Gallatin Fund Analysis and Evaluation Group which is comprised of research analysts who recommend ETF and other investment company securities to the Portfolios.

  . 2005 to present, Vice President-Gallatin; 2000 to 2005, Vice President-A.G Edwards, Managed Products Department; 1997 to 2000, Associate Vice President-A.G. Edwards, Managed Products Department.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

Since the Portfolio commenced operations in October, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of Gallatin, which is a recently created wholly-owned subsidiary of A.G. Edwards, Inc., performance information regarding the composite performance of the Cyclical Asset Allocation Portfolios Plus-
Growth & Taxable Income ("A.G. Edwards Composite") is presented. This chart does not show you the performance of the Cyclical Growth and Income ETF Portfolio--it shows the performance of similar accounts also managed by A.G. Edwards, an affiliate of the Adviser with the same investment personnel as the Adviser. This chart shows the historical composite performance of the A.G. Edwards Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Cyclical Growth and Income ETF Portfolio. As of December 31, 2005, the composite consisted of 7,447 private accounts representing $1,104,953,914 in assets.

The performance shows the historical track record of A.G. Edwards, an affiliate of the Adviser with the same investment personnel as the Adviser, and is not intended to imply how the Cyclical Growth and Income ETF Portfolio will perform. Total returns represent past performance of the Composite and not the Cyclical Growth and Income ETF Portfolio.

    Annual Total Returns/Average Annual Total Returns
        for the Periods Ending December 31, 2005
--------------------------------------------------------
                    A.G. Edwards      S&P 500     Blended
   Year/Period     Composite (%)/1/ Index (%)/2/ Index(%)/2/
------------------ ---------------  -----------  ----------
2005                     4.65%          4.91%       5.88%
2004                    11.15%         10.86%      10.60%
2003                    27.77%         28.71%      21.01%
2002                   -13.26%        -22.10%      -7.25%
1 year                  11.15%         10.86%      10.60%
3 years                  7.20%          3.59%       7.47%
Since Inception/3/       8.98%          6.13%       8.80%

         1 This column shows performance after maximum advisory fees and operating expenses (2.25%) charged to the accounts in the Composite have been deducted, including brokerage, custody fees and other expenses. The Cyclical Growth and Income ETF Portfolio's fees and expenses are generally expected to be lower than those reflected in this Composite.
           Composite results are asset-weighted using beginning-of-period weightings and reflect a time-weighted rate-of-return calculation, including the reinvestment of dividends and interest. The Composite includes all fully discretionary portfolios under management. Accounts are added to the Composite beginning the first full calendar month under management. Performance are based on trade-date accounting. Cash and cash equivalents are included in performance calculations. Valuations and performance are expressed in U.S. dollars. Composite results are based on actual account results of the A.G. Edwards Cyclical Asset Allocation Growth and Taxable Income Plus Portfolio.
         2 The Standard & Poor's 500 Composite Stock Price Index ("S&P 500
           Index"), an index of the stocks of approximately 500 large- and medium-sized companies traded in U.S. stock markets. Results include reinvested dividends.
           The blended index is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 38% Merrill Lynch Corporate/Government Master Index, 30% S&P 500 Index, 15% S&P MidCap 400 Index, 10% S&P SmallCap 600 Index and 5% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE Index"). The Merrill Lynch U.S. 3-Month Treasury Bill Index is composed of a single 90-Day Treasury bill issue, or potentially a seasoned 6-month or 1-year Treasury bill issue, that is replaced on a monthly basis. The Merrill Lynch Corporate/Government Master Index is an indicator of the performance of investment-grade domestic bonds, capturing close to $5 trillion of outstanding debt. The S&P MidCap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market and represents about 7% of the total market value of U.S. equities. The S&P SmallCap 600 Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market and represents about 3% of the total market value of U.S. equities. The MSCI EAFE Index is a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world.
           An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.
         3 The inception date of the Composite was November 1, 2001. Total returns and expenses are not annualized for the first year of operations.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of each Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, but including the amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to 0.80% of daily net assets for Class B shares.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by a Portfolio will be made unless the Portfolio's total annual expense ratio is less than the respective percentages stated above.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. Class E shares are not being offered by this Prospectus. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15% respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

In addition to serving as the Adviser to the Portfolio, affiliates of Gallatin, including A.G. Edwards, are registered with the SEC as broker-dealers and, in that capacity, sell variable insurance products that offer the Portfolio as investment options. A.G. Edwards receives compensation from the insurance company, or MLIDC, the distributor of the variable insurance products, for its selling efforts as well as for the contract owner and administrative services it provides. This compensation includes sales commissions, revenue sharing payments, service fees and persistency allowances. A portion of the compensation paid by MLIDC or the insurance company to A.G. Edwards may be derived from 12b-1 fees that are paid by the Portfolio to MLIDC or the insurance company.

In addition, A.G. Edwards may act as broker for the Portfolio in executing portfolio securities transactions and may earn brokerage commissions or other remuneration for these transactions. The compensation paid to A.G. Edwards by the Portfolio for any such transaction must comply with procedures adopted by the Trust that govern the Portfolio's use of an affiliated broker. As required by an SEC rule, those procedures place limits on the compensation that the Portfolio can pay to an affiliated broker and require that the Board of Trustees receive periodic reports on transactions with affiliated brokers.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

FUNDS OF FUNDS STRUCTURE

Each Underlying ETF will have other shareholders, each of whom will pay their proportionate share of the ETF's expense. As a unitholder of an ETF, the Portfolio will have the same voting rights as other shareholders. The Portfolio has the right to decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of the Portfolio to do so.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. These separate accounts are insurance company separate accounts that fund annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. The assets of the Portfolio will consist primarily of the Underlying ETFs, which may be owned in part by persons other than those permitted to own interests in the Portfolio. Accordingly, each Underlying ETF is considered an "asset" of the Portfolio, and the Portfolio will need to be sure that no more than 55% of its assets are represented by one Underlying ETF, no more than 70% by any two Underlying ETFs, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h). Compliance with the tax requirements described above may result in a reduction in the return under a Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Adviser might otherwise believe to be desirable. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, B and E shares of each Portfolio only to the separate accounts of MetLife to fund Contracts. Class A and Class E shares are not offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MLIDC is the principal underwriter and distributor of the Trust's shares. MLIDC places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors ("market timing"), specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets. The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any contract owner's financial intermediary.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in that separate account and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading that causes a Portfolio to incur increased expenses may be disruptive. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage"). Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of the Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company, or, in the case of Underlying ETFs, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

If applicable, the Portfolio will retain a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, if any, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

Securities of each Underlying ETF are valued at their last market quotation and securities of other investment companies are valued at net asset value as described in the investment company's prospectus.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand each Portfolio's Class B shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.

                                       CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                    OCTOBER 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.00
                                                                                         ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                      0.09
NET REALIZED AND UNREALIZED GAINS                                                          0.08
                                                                                         ------
TOTAL FROM INVESTMENT OPERATIONS                                                           0.17
                                                                                         ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                     (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                --
                                                                                         ------
TOTAL DISTRIBUTIONS                                                                      (0.06)
                                                                                         ------
NET ASSET VALUE, END OF PERIOD                                                           $10.11
                                                                                         ------
TOTAL RETURN                                                                              1.65%+
                                                                                         ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                    $7.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                  0.80%++
NET INVESTMENT INCOME                                                                     3.31%++
PORTFOLIO TURNOVER RATE                                                                    3.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                                                                  3.73%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                 800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com/MIST.

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ('SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                         Cyclical Growth ETF Portfolio


                                Class B Shares


                                __PROSPECTUS__

                                  MAY 1, 2006

Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____


                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              6

                 INVESTMENT SUMMARY                       6
                  Cyclical Growth ETF Portfolio           7

                 PRIMARY RISKS OF THE UNDERLYING ETFS     12
                 ADDITIONAL INFORMATION ABOUT ETFS        15
                 ADDITIONAL INVESTMENT STRATEGIES         17
                 MANAGEMENT                               19
                  Expense Limitation Agreement            23
                  Distribution Plan                       23

               YOUR INVESTMENT                            25
                  Shareholder Information                 25
                  Dividends, Distributions and Taxes      25
                  Report to Policyholders                 26
                  Sales and Purchases of Shares           27
                  Purchase and Redemption of Shares       27

               FINANCIAL HIGHLIGHTS                       31

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-three managed investment portfolios or mutual funds, only one of which is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife") to fund the benefits under certain individual and group variable annuity contracts (collectively, "Contracts").

  As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully, it provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

UNDERSTANDING THE PORTFOLIO

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"), including series of the iShares(R) Trust, iShares(R), Inc., the SPDR(R) Trust, Series 1 and Vanguard Index Participation Equity Receipts (VIPERs(R)) of the Vanguard(R) Index Funds, Vanguard(R) U.S. Sector Index Funds and Vanguard VIPERs(R) Series Trust/1/. Each Underlying ETF invests primarily in equity securities or in fixed income securities, as applicable. Because the Portfolio invests in other investment companies rather than in individual securities the Portfolio is considered a "fund of funds" and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.

The Portfolio has an allocation among various asset classes (including large-, mid- and small-capitalization domestic equity, foreign, fixed income, high yield, real estate investment trusts and cash/money market). Gallatin Asset Management, Inc., a recently created, wholly-owned subsidiary of A.G. Edwards, Inc. (the "Adviser"), establishes specific investment percentages


--------

/1/ iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). The Portfolio is not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the iShares Trust or iShares, Inc. BGI has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.




 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

 WHAT ARE ETFS? ETFS ARE PASSIVELY MANAGED INVESTMENT COMPANIES THAT HOLD A PORTFOLIO OF COMMON STOCKS, BONDS OR OTHER SECURITIES DESIGNED TO TRACK THE PERFORMANCE OF A CERTAIN MARKET INDEX OR MARKET SECTOR, SUCH AS THE S&P 500 INDEX. AN ETF IS A FUND THAT IS TRADED LIKE A STOCK ON A SECURITIES EXCHANGE AND MAY BE PURCHASED AND SOLD THROUGHOUT THE TRADING DAY BASED ON ITS MARKET PRICE. AN ETF PORTFOLIO HOLDS THE SAME STOCKS OR BONDS AS THE INDEX IT TRACKS (OR A SAMPLING OF THE STOCKS OR BONDS THAT ARE REPRESENTED BY THAT INDEX IN A PROPORTION MEANT TO TRACK THE PERFORMANCE OF THE ENTIRE INDEX), SO ITS MARKET PRICE GENERALLY REFLECTS THE VALUE OF THE INDEX AT ANY GIVEN TIME. ETFS ARE REGISTERED INVESTMENT COMPANIES AND INCUR FEES AND EXPENSES SUCH AS OPERATING EXPENSES, LICENSING FEES, REGISTRATION FEES, TRUSTEES FEES AND MARKETING EXPENSES. THEREFORE, ETF SHAREHOLDERS PAY THEIR PROPORTIONATE SHARE OF THESE EXPENSES.


for the asset classes and then selects the Underlying ETFs in which the Portfolio invests based on, among other things, the historical performance of each ETF and/or asset class, future risk/return expectations, and the Adviser's outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation of stocks and fixed income securities reflects greater or lesser emphasis on growth of capital and pursuing current income.


The Adviser may choose to achieve a targeted allocation to cash by entering into repurchase agreements or directly purchasing money market instruments. The Adviser may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. The Adviser intends to invest the Portfolios' assets primarily in Underlying ETFs, but is not limited to these types of investments and may invest in other types of securities, including repurchase agreements and other open-end investment companies, including high yield bond funds and money market funds.


At least quarterly, the Adviser will review the Portfolio's asset allocation among equities, fixed income and cash/cash equivalents including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. Generally, it is anticipated that changes among the asset classes will be within a range of plus or minus 5 percentage points per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change.

Because the Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses.



--------

   SPDRs(R) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by PDR Services LLC ("PDR") and the American Stock Exchange LLC (AMEX) in connection with the listing and trading of SPDRs on the AMEX. These products are not sponsored, sold or endorsed by S&P, a division of The McGraw-Hill Companies, Inc., and S&P makes no representation regarding the advisability of investing in them. The Portfolio is not sponsored, endorsed, sold, or promoted by PDR. PDR makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the SPDRs. PDR has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.
   Vanguard(R) and VIPERs(R) are trademarks of The Vanguard Group, Inc. ("Vanguard"). The Portfolio is not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the VIPERs. Vanguard has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.

The following chart describes the allocation, as of March 31, 2006, among the range of equities, fixed income and cash/money market securities for the Portfolio. You should note that these percentages may not directly correspond to investment in the Underlying ETF since each Underlying ETF may contain various sub-sets of an asset class (E.G., large-cap and mid cap-equity securities).


                      Cyclical Growth
     Asset Class            ETF
--------------------- ---------------
Equities                    97%
-------------------------------------
    U.S. Large Cap          67%
    U.S. Mid Cap            20%
    U.S. Small Cap          0%
    Foreign                 10%
-------------------------------------
Fixed Income                2%
-------------------------------------
Cash/Cash Equivalents       1%
-------------------------------------


The allocation of investments in the Underlying ETFs as of March 31, 2006 is set forth in the Investment Summary with respect to the Portfolio.

The actual allocation percentages of the Portfolio's investments as of the end of the prior quarter in the Underlying ETFs are generally available for the Portfolio at the following website--www.metlifeinvestors.com. Upon accessing the website, click on Clients Enter Here, then click on the Met Investors Series Trust icon and then click on the Gallatin ETF Portfolios icon where you will find actual allocations for the Portfolio. This information is generally posted to the website on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of this information from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

The Portfolio will invest new assets and reinvest dividends based on the Portfolio's target allocations at such time. However, the Portfolio's allocations could change substantially over time as the Underlying ETFs' asset values change due to market movements and portfolio management decisions.

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses.

                                 THE PORTFOLIO




 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.



INVESTMENT SUMMARY


The Portfolio's summary discusses the following :


    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and in the Underlying ETFs?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?


In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio or of the Underlying ETFs and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus and in the SAI.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Underlying ETFs" which lists some of the factors that may affect the value of a Portfolio's investments in the Underlying ETFs. You can lose money by investing in the Portfolio.

The SAI provides more detailed information regarding the various types of securities that the Portfolio and an Underlying ETF may purchase and certain investment techniques and practices of the Portfolio's Adviser.


The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                         CYCLICAL GROWTH ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the cyclical asset allocation guidelines of the Adviser's Investment Strategy Committee's growth model. The Portfolio invests a significant portion of its assets in Underlying ETFs that invest primarily in the U.S. and international equity markets with moderate allocations to Underlying ETFs that invest primarily in fixed-income securities considered to reduce portfolio volatility in difficult market environments. This model may be appropriate for equity-oriented investors with average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, equity investments are allocated across a range of asset classes, which can include: large-, mid- and small-cap, REIT, and foreign developed and emerging market securities. Moderate allocations to fixed income asset classes are considered at certain points in the market cycle and may include investment-grade corporate and high-yield funds. Under normal circumstances, the Portfolio will not invest greater than 35% of its net assets in Underlying ETFs that invest primarily in fixed income securities. The approximate percentage of the Portfolio's assets allocated to the various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the Portfolios." The Portfolio will invest its remaining assets in cash or cash equivalent positions, such as money market funds or repurchase agreements.

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in large-cap equity securities, as well, to a lesser extent, in stocks of mid-cap equity securities and securities of foreign companies. In the large-capitalization asset class, the Portfolio may overweight or underweight particular sectors relative to the S&P 500 Index based on recommendations from the Adviser's Investment Committee.

As of March 31, 2006 the Portfolio invested in the following Underlying ETFs and cash or cash equivalents at the approximate percentages indicated:


-------------------------------------------------------------------------------------
U.S. LARGE CAP                                                                 66.09%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Consumer Staples VIPERs(R)        1.38%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Industrial Sector Index Fund           3.32%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Telecommunications Sector Index Fund   2.23%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Consumer Services Sector Index Fund    1.40%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Financial Sector Index Fund            3.08%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Consumer Goods Sector Index Fund       4.18%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Technology Sector Index Fund           2.04%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Energy VIPERs(R)                  1.60%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Financials VIPERs(R)              0.94%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Healthcare Sector Index Fund           6.09%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares S&P 500 Index Fund                                   36.32%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Consumer Discretionary VIPERs(R)  0.57%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Information Technology VIPERs(R)  1.63%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Industrial VIPERs(R)              0.44%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Utilities Sector Index Fund            0.87%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
U.S. MID CAP                                                                   20.37%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares S&P MidCap 400 Index Fund                            20.37%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
FOREIGN                                                                        10.33%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares MSCI EAFE Index Fund                                 10.33%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
FIXED INCOME                                                                    1.99%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares GS $ InvesTop(TM) Corporate Bond Fund                 1.99%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
CASH/CASH EQUIVALENTS                                                           1.22%
-------------------------------------------------------------------------------------


As a result of market gains or losses, the percentage of the Portfolio's assets invested in a particular asset class or Underlying ETF at any given time may be different than the allocation model shown above.

Model allocations are reviewed at least quarterly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . Non-Diversification Risk--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying ETFs, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate: Each risk is described in "Primary Risks of Investing in the Underlying ETFs".



  .  Asset class risk

  .  Concentration risk

  .  Credit risk

  .  Foreign investment risk

  .  Interest rate risk

  .  Investment style risk

  .  Market capitalization risk

  .  Market risk

  .  Market trading risk

  .  Non-diversification risk

  .  Sector risk

  .  Tracking error risk


 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING PORTFOLIOS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

 PORTFOLIO MANAGEMENT:


..  Gallatin Asset Management, Inc. see page 20.

..  For performance information for the period ended December 31, 2005 see
   "Financial Highlights" on page 31.



PRIOR PERFORMANCE:


The Portfolio commenced operations on October 1, 2005. As a result, it does not have a significant operating history. As with all mutual funds, past returns are not a prediction of future returns.

For information on Gallatin Asset Management, Inc.'s prior performance with comparable funds, see page 22.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2005. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.


SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                Class B
----------------------------------------------- -------
Management Fees                                  0.45%
--------------------------------------------------------
Distribution and/or Service (12b-1) Fees         0.25%
--------------------------------------------------------
Other Expenses                                   1.89%
--------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager      2.59%
--------------------------------------------------------
Contractual Expense (Waiver)/ Repayment*         (1.79)%
--------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/ Repayment                 0.80%
--------------------------------------------------------
Indirect Expenses of Underlying ETFs and Other
 Investment Companies**                          0.38%
--------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver and Indirect Expenses of
 Underlying ETFs and Other Investment Companies  1.18%
--------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for Class B shares of the Portfolio will not exceed 0.80% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

       ** As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2005. Commencing January 2006, the Adviser changed its investment strategies regarding investments in ETFs. As a result, the Expenses of Underlying ETFs and Other Investment Companies was reduced to an annual rate of 0.28%. If such reduction had been in place for all of 2005, Total Annual Portfolio Operating Expenses After Waiver and Indirect Expenses of Underlying ETFs and Other Investment Companies would have been 1.08% for Class B shares.


Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


         Class B
-----------------
1 Year   $    121
-----------------
3 Years  $    759
-----------------
5 Years  $  1,422
-----------------
10 Years $  3,198
-----------------

PRIMARY RISKS OF THE UNDERLYING ETFS


One or more of the following primary risks may apply to the Underlying ETFs. Please see the Investment Summary for your Portfolio to determine which risks apply to the Underlying ETFs. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. Please note that there are many other circumstances that could adversely affect your investment and prevent an Underlying ETF from reaching its objective, which are not described here.


ASSET CLASS RISK. The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.


CONCENTRATION RISK. If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that fund may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying ETF invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying ETF may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying ETF. Such third party may be unwilling or unable to honor its financial obligations.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and an Underlying ETF may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect an Underlying ETF's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying ETF to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying ETF's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying ETF invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Underlying ETF's fixed income investments will affect the volatility of the Underlying ETF's share price.

During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying ETF may outperform or underperform other funds that employ a different investment style. An Underlying ETF may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying ETF that invests in these companies to increase in value more rapidly than an Underlying ETF that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.

In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying ETF may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

MARKET RISK. An Underlying ETF's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Underlying ETF's shares.

MARKET TRADING RISK. The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

NON-DIVERSIFICATION RISK. The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

SECTOR RISK. Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolios may invest in more heavily will vary.


TRACKING ERROR RISK. The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.



In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.



ADDITIONAL INFORMATION ABOUT ETFS

An ETF is an investment company that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, like the S&P 500 or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the American Stock Exchange), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

  . shares of all of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

  . shares of a sampling of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called "creation units" in exchange for a specified portfolio of the ETF's underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as trustees fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of ETFs. Accordingly, ETF shareholders pay their proportionate share of these expenses.

1940 ACT LIMITATIONS ON INVESTMENTS IN UNDERLYING FUNDS


The Portfolio may invest in any type of ETF, including index-based ETFs, sector-based ETFs and fixed-income ETFs. The Portfolio may hold ETFs with portfolios comprised of domestic or foreign stocks or bonds or any combination thereof. However, due to certain legal limitations, the Portfolio will be prevented from purchasing more than 3% of an Underlying ETF's outstanding shares unless: (i) the ETF or the Portfolio have received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission ("SEC") that is applicable to the Portfolio; and (ii) the ETF and the Portfolio take appropriate steps to comply with any conditions in such order. The Trust has applied for and received such exemptive relief from the SEC. As a result, the Portfolio may invest up to 25% of its assets in any one Underlying ETF, subject to certain conditions contained in the order granting such relief.

The Portfolio will generally be invested in ETFs that have received an order of exemptive relief from the SEC with respect to the above investment limitations. In cases where these legal limits prevent the Portfolio from buying a particular ETF that does not have such relief, the Portfolio may instead invest in a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) ("Stock Baskets"). Each Portfolio may also invest in Other Investment Companies or Stock Baskets when the Advisor believes they represent more attractive opportunities than similar ETFs. In addition, the Portfolio may invest in certain types of cash and cash equivalents, such as money market instruments or enter into repurchase agreements.

ADDITIONAL INVESTMENT STRATEGIES


In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio or an Underlying ETF may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities. These strategies and techniques may involve risks. The Portfolio and the Underlying ETFs are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

REPURCHASE AGREEMENTS. The Portfolio or an Underlying ETF may at times invest a portion of its assets in repurchase agreements. Repurchase agreements involve the purchase of a security by the Portfolio or an Underlying ETF and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio or the Underlying ETF at a specified date or upon demand. This technique offers a method of earning income on idle cash. Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio or the Underlying ETF will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.


HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

An Underlying ETF may ay times invest in high quality, short-term debt obligations such as commercial paper or variable amount master demand notes. Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by an Underlying ETF will be generally regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and Government National Mortgage Association ("GNMA") certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes a more substantial portion or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


PORTFOLIO TURNOVER


The Portfolio's Adviser will sell a security when they believe it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. The Portfolio generally will have annual turnover rates of less than 100%.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Manager. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


The Manager, 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of the Portfolio. The advisory fee for the Portfolio is 0.45% for the first $300 million of net assets plus 0.43% for the next $300 million of net assets plus 0.40% for net assets over $600 million.

A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement with the Manager and the Advisory Agreement between the Manager and the Advisor is included in the Trust's annual report.


THE INVESTMENT ADVISER


Under the terms of the Advisory Agreement for the Portfolio between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about the portfolio manager's compensation, other accounts managed and the portfolio manager's ownership of securities in the Portfolio.


The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated sub-adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing sub-adviser or as an additional sub-adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing sub-adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new sub-adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee for the Portfolio based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


GALLATIN ASSET MANAGEMENT, INC. ("Gallatin"), One North Jefferson Avenue, St. Louis, Missouri 63103, is the investment adviser to each of the Portfolios. Gallatin is a recently created, wholly-owned subsidiary of A.G. Edwards, Inc. As of December 31, 2005, A.G. Edwards, Inc. and its affiliates had in excess of $10.5 billion in assets under management.


  . The Portfolio is managed on a discretionary basis by the Gallatin Allocation Advisors Investment Committee, which is composed of investment management professionals from A.G. Edwards & Sons, Inc. ("A.G. Edwards") and Gallatin.


MARK A. KELLER, CFA, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER--GALLATIN, CHAIRMAN OF A.G. EDWARDS INVESTMENT STRATEGY COMMITTEE, CHAIRMAN OF GALLATIN INVESTMENT STRATEGY COMMITTEE

  . Mr. Keller has primary responsibility for the Investment Strategy used in the cyclical models and supervision of the portfolio mangers responsible for portfolio implementation.

  .  2005 to present, Senior Vice President, Chief Investment
     Officer--Gallatin, Asset Management Department; 2005-present, Vice President, Chief Investment Officer-A.G. Edwards, Asset Management Department; 1994 to 2005, Vice President, Investment Officer--A.G. Edwards Trust Company FSB; 1999 to 2001, Vice President-A.G. Edwards Trust Company (Missouri); 1994 to 2001; Equity Strategist-A.G. Edwards.

STUART T. FREEMAN, CFA, Vice President, Chief Equity Strategist

  . Mr. Freeman is A.G. Edwards' Chief Equity Strategist and member of the A.G. Edwards Investment Strategy Committee and Gallatin Investment Strategy Committee. Mr. Freeman is responsible for the Portfolio's sector weighting recommendations in the large-cap asset class.

  . 2005 to present, Vice President, Chief Equity Strategist-Gallatin and Member, Gallatin Investment Strategy Committee; 1995 to present, Member, A.G. Edwards Investment Strategy Committee.

DAVID B. MIYAZAKI, CFA VICE PRESIDENT, EQUITY PORTFOLIO MANAGER

  . Mr. Miyazaki is a Portfolio Manager, member of the Gallatin and A.G. Edwards' Investment Strategy Committees and serves as a backup portfolio manager to the Portfolios, and is responsible for portfolio optimization.

  . 2005 to present, Vice President, Equity Portfolio Manager, Gallatin; 2004 to 2005, Vice President, Equity Portfolio Manager, A.G. Edwards; 1999 to 2004, Associate Vice President, Equity Portfolio Manager, A.G. Edwards.

DANIEL T. WINTER, CFA VICE PRESIDENT, EQUITY PORTFOLIO MANAGER

  . Mr. Winter is the lead portfolio manager responsible for overseeing the day-to-day portfolio implementation and trading.

  . 2005 to present, Vice President, Equity Portfolio Manager-Gallatin; 2000 to 2005, Equity Portfolio Manager, A.G. Edwards Asset Management Department; 1997 to 2000, Associate Vice President, Equity Portfolio Manager-A.G. Edwards, Asset Management Department.

GREGORY W. ELLSTON, VICE PRESIDENT

  . Mr. Ellston is the director of mutual fund research and is responsible for oversight of the Gallatin Fund Analysis and Evaluation Group which is comprised of research analysts who recommend ETF and other investment company securities to the Portfolios.

  . 2005 to present, Vice President-Gallatin; 2000 to 2005, Vice President-A.G Edwards, Managed Products Department; 1997 to 2000, Associate Vice President-A.G. Edwards, Managed Products Department.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS





Since the Portfolio commenced operations in October, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of Gallatin, which is a recently created wholly-owned subsidiary of A.G. Edwards, Inc., performance information regarding the composite performance of the Cyclical Asset Allocation Portfolios Plus- Growth ("A.G. Edwards Composite") is presented. This chart does not show you the performance of the Cyclical Growth ETF Portfolio--it shows the performance of similar accounts also managed by A.G. Edwards, an affiliate of the Adviser with the same investment personnel as the Adviser. This chart shows the historical composite performance of the A.G. Edwards Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Cyclical Growth ETF Portfolio. As of December 31, 2005, the composite consisted of 6,337 private accounts representing $989,396,879 in assets.

The performance shows the historical track record of an affiliate of the Adviser with the same investment personnel as the Adviser and is not intended to imply how the Cyclical Growth ETF Portfolio will perform. Total returns represent past performance of the Composite and not the Cyclical Growth ETF Portfolio.

    Annual Total Returns/Average Annual Total Returns
         for the Periods Ending December 31, 2005
---------------------------------------------------------
                    A.G. Edwards      S&P 500      Blended
   Year/Period     Composite (%)/1/ Index (%)/2/ Index (%)/2/
------------------ ---------------  -----------  -----------
2005                     5.71%          4.91%        7.10%
2004                    12.12%         10.86%       13.52%
2003                    29.94%         28.71%       29.04%
2002                   -19.86%        -22.10%      -15.55%
1 year                  12.12%         10.86%       13.52%
3 years                  5.30%          3.59%        7.35%
Since Inception/3/       4.92%          3.76%        7.20%

        1 This column shows performance after maximum advisory fees and operating expenses (2.25%) charged to the accounts in the Composite have been deducted, including brokerage, custody fees and other expenses. The Cyclical Growth ETF Portfolio's fees and expenses are generally expected to be lower than those reflected in this Composite. Composite results are asset-weighted using beginning-of-period weightings and reflect a time-weighted rate-of-return calculation, including the reinvestment of dividends and interest. The Composite includes all fully discretionary portfolios under management.
          Accounts are added to the Composite beginning the first full calendar month under management. Performance are based on trade-date accounting. Cash and cash equivalents are included in performance calculations. Valuations and performance are expressed in U.S. dollars. Composite results are based on actual account results of the A.G. Edwards Cyclical Asset Allocation Growth Plus Portfolio.
        2 S&P 500 Index, an index of the stocks of approximately 500 large- and medium-sized companies traded in U.S. stock markets. Results include reinvested dividends. The blended index is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500 Index, 15% S&P MidCap 400 Index, 15% S&P SmallCap 600 Index and 10% MSCI EAFE Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.
        3 The inception date of the Composite was September 1, 2001. Total returns and expenses are not annualized for the first year of operations.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including the amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to 0.80% of daily net assets for Class B shares.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the then existing percentage limit. Consequently, no reimbursement by the Portfolio will be made unless the Portfolio's total annual expense ratio is less than the percentage stated above.


The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

DISTRIBUTION PLANS


The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares of the average daily net assets of the Portfolio allocated, to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

In addition to serving as the Adviser to the Portfolio, affiliates of Gallatin, including A.G. Edwards, are registered with the SEC as broker-dealers and, in that capacity, sell variable insurance products that offer the Portfolio as investment options. A.G. Edwards receives compensation from the insurance company, or MLIDC, the distributor of the variable insurance products, for its selling efforts as well as for the contract owner and administrative services it provides. This compensation includes sales commissions, revenue sharing payments, service fees and persistency allowances. A portion of the compensation paid by MLIDC or the insurance company to A.G. Edwards may be derived from 12b-1 fees that are paid by the Portfolio to MLIDC or the insurance company.

In addition, A.G. Edwards may act as broker for the Portfolio in executing their portfolio securities transactions and may earn brokerage commissions or other remuneration for these transactions. The compensation paid to A.G. Edwards by the Portfolio for any such transaction must comply with procedures adopted by the Trust that govern the Portfolio's use of an affiliated broker. As required by an SEC rule, those procedures place limits on the compensation that the Portfolio can pay to an affiliated broker and require that the Board of Trustees receive periodic reports on transactions with affiliated brokers.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

FUNDS OF FUNDS STRUCTURE


Each Underlying ETF will have other shareholders, each of whom will pay their proportionate share of the ETF's expense. As a unitholder of an ETF, the Portfolio will have the same voting rights as other shareholders. The Portfolio has the right to decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of the Portfolio to do so.


DISCLOSURE OF PORTFOLIO HOLDINGS


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.


DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS


The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.


TAXES


Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. These separate accounts are insurance company separate accounts that fund annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. The assets of the Portfolio will consist primarily of the Underlying ETFs, which may be owned in part by persons other than those permitted to own interests in the Portfolio. Accordingly, each Underlying ETF is considered an "asset" of the Portfolio, and the Portfolio will need to be sure that no more than 55% of its assets are represented by one Underlying ETF, no more than 70% by any two Underlying ETFs, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h). Compliance with the tax requirements described above may result in a reduction in the return under a Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Adviser might otherwise believe to be desirable. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.


REPORT TO POLICYHOLDERS


The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, B and E shares of each Portfolio only to the separate accounts of MetLife to fund Contracts. Class A and Class E shares are not offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MLIDC is the principal underwriter and distributor of the Trust's shares. MLIDC places orders for the purchase or redemption of shares of Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING


The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors ("market timing"), specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets. The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any contract owner's financial intermediary.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in that separate account and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING


The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.


RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading that causes a Portfolio to incur increased expenses may be disruptive. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage"). Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of the Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company, or, in the case of Underlying ETFs, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

If applicable, the Portfolio will retain a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, if any, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.


Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

Securities of each Underlying ETF are valued at their last market quotation and securities of other investment companies are valued at net asset value as described in the investment company's prospectus.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class B shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.




  CYCLICAL GROWTH ETF PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                    OCTOBER 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.00
                                                                                         ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                      0.10
NET REALIZED AND UNREALIZED GAINS                                                          0.10
                                                                                         ------
TOTAL FROM INVESTMENT OPERATIONS                                                           0.20
                                                                                         ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                     (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                --
                                                                                         ------
TOTAL DISTRIBUTIONS                                                                      (0.06)
                                                                                         ------
NET ASSET VALUE, END OF PERIOD                                                           $10.14
                                                                                         ------
TOTAL RETURN                                                                              2.04%+
                                                                                         ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                   $11.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                  0.80%++
NET INVESTMENT INCOME                                                                    3.85%%++
PORTFOLIO TURNOVER RATE                                                                    6.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                                                                  2.59%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION


If you would like more information about the Portfolio, the following documents are available to you free upon request:


ANNUAL/SEMI-ANNUAL REPORTS


Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                 800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com/MIST.


Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):


[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                       Dreman Small-Cap Value Portfolio

                                Class A Shares

                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  Dreman Small-Cap Value Portfolio        5

                 MANAGEMENT                               12
                  The Manager                             12
                  Expense Limitation Agreement            12
                  The Adviser                             13

               YOUR INVESTMENT                            15
                  Shareholder Information                 15
                  Dividends, Distributions and Taxes      15
                  Sales and Purchases of Shares           16

               FINANCIAL HIGHLIGHTS                       21

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                       DREMAN SMALL-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of small U.S. companies. The Portfolio defines a small company as one with a market capitalization at the time of investment that is no greater than the typical largest market capitalization of a company in the Russell 2000 Value Index (the "Index"). The size of companies in the Index changes with market conditions and the composition of the Index. As of February 28, 2006, the largest market capitalization of a company in the Index was $4.7 billion.

The Adviser focuses its stock selection process on small companies with below market price-to-earnings ratios. The Adviser also identifies value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group of stocks, the Adviser then completes its fundamental analysis and purchases for the Portfolio what are believed to be the most attractive stocks, drawing on analysis of economic outlooks or various industries. The Adviser may favor companies from different industries at different times, which leads to sector and industry over and under weights in the Portfolio relative to the Index. Even so, diversification is an important characteristic of the Adviser's investment philosophy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

PAST PERFORMANCE:

The performance shown in Financial Highlights is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor fund managed both by the Adviser using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective as the Portfolio but a different (quantitative) investment strategy. The predecessor fund commenced operations on May 1, 2005. For performance for the period ended December 31, 2005, see "Financial Highlights" on page 21. As with all mutual funds, past returns are not a prediction of future returns. The assets of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

For information on Dreman Value Management, LLC's prior performance with a comparable fund, see page 14.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A
-------------------------------------------------- -------
Management Fee                                      0.83%
-----------------------------------------------------------
12b-1 Fees                                          None
-----------------------------------------------------------
Other Expenses                                      3.64%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         4.47%
-----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  (3.37)%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver/Repayment to Manager                  1.10%
-----------------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.10% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


 PORTFOLIO MANAGEMENT:

..  Dreman Value Management, LLC see page 13.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $    113
-----------------
3 Years  $  1,067
-----------------
5 Years  $  2,028
-----------------
10 Years $  4,468
-----------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by the Portfolio that invests in foreign securities.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities, or junk bonds, are securities that are rated "below investment grade" by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's) or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. You should understand that high yield securities are not generally meant for short-term investing.

A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high. The Portfolio generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of the Portfolio as follows: 0.825% of first $50 million of such assets plus 0.800% of such assets over $50 million up to $100 million plus 0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500 million up to $1 billion plus 0.725% on such assets over $1 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser will be available in the Trust's semi-annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 1.10% of daily net assets for Class A shares of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

DREMAN VALUE MANAGEMENT, LLC ("Dreman"), 520 East Cooper Avenue, Aspen, Colorado 81611 is the Adviser to the Portfolio. Dreman was founded in 1977 and managed over $14 billion in assets as of December 31, 2005.

Messrs. David M. Dreman and Nelson Woodward have served as the day-to-day portfolio managers of the portion of the Portfolio's assets allocated to Dreman since the Portfolio's inception in May 2005. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman. Mr. Woodward is a Managing Director and Senior Portfolio Manager of Dreman since 2001.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Dreman Small-Cap Value Portfolio and the DWS Dreman Small Cap Value Fund, (formerly Scudder Dreman Small Cap Value Fund) which is also advised by Dreman, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Dreman, performance information regarding the DWS Dreman Small Cap Value Fund is presented. Management fees paid by the DWS Dreman Small Cap Value Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the DWS Dreman Small Cap Value Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the DWS Dreman Small Cap Value Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of DWS Dreman Small Cap Value Fund the Portfolio will vary.

The table below compares the DWS Dreman Small Cap Value Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05 with the Russell 2000 Value Index, an unmanaged under which measures the performance of those Russell 2000 companies with lower price - to - book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/05
------------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Dreman Small Cap Value Fund (Class A shares)
 (Without Sales Charge)                      9.71%  14.87% 10.29%
Russell 2000 Value Index                     4.71%  13.55% 13.08%

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for its period of operation. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Deloitte & Touche LLP. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of The Travelers Series Trust (a fund of which is the predecessor of the Portfolio), which is available upon request.

  DREMAN SMALL-CAP VALUE PORTFOLIO*

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS A                                                                           DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.00
                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT                                                                             0.07
NET REALIZED AND UNREALIZED GAINS                                                          1.30
                                                                                        -------
TOTAL FROM INVESTMENT OPERATIONS                                                           1.37
                                                                                        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                     (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                            (0.12)
                                                                                        -------
TOTAL DISTRIBUTIONS                                                                      (0.17)
                                                                                        -------
NET ASSET VALUE, END OF PERIOD                                                           $11.20
                                                                                        -------
TOTAL RETURN                                                                            13.56%+
                                                                                        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                      $5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                1.10%++
NET INVESTMENT INCOME                                                                   0.86%++
PORTFOLIO TURNOVER RATE                                                                    55%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                                                                3.83%++

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Style Focus Series - Small Cap Value Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for the period prior to May 1, 2006 is that of the predecessor Style Focus
   Series - Small Cap Value Portfolio.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                        Federated High Yield Portfolio

                                Class A Shares

                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  Federated High Yield Portfolio          5

                 MANAGEMENT                               20
                  The Manager                             20
                  Expense Limitation Agreement            20
                  The Adviser                             21

               YOUR INVESTMENT                            22
                  Shareholder Information                 22
                  Dividends, Distributions and Taxes      22
                  Sales and Purchases of Shares           23

               FINANCIAL HIGHLIGHTS                       28

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                        FEDERATED HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks high current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its assets in below investment-grade bonds and debt securities. Below investment-grade bonds and debt securities ("junk bonds") are those rated BBB or lower by Standard & Poor's Ratings Group ("S&P") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, of comparable quality. There is no minimum acceptable rating for the Portfolio's investments, and the Portfolio may purchase or hold securities in the lowest rating category, including securities in default. The Portfolio also may invest in debt securities with equity features and in foreign and emerging markets debt securities. The Adviser follows certain steps to evaluate the risks associated with these lower-rated securities. These techniques include:

  .  independent credit analysis

  .  judgment of other investment analysts

  .  analysis of issuer's financial soundness and anticipated cash flow

  .  issuers' current value of assets

  .  discussions with issuer's management

  . analysis of current developments and trends in the economy and the financial markets

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Federated High Yield Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

             Year-by-Year Total Return as of 12/31 of Each Year

 1997     1998     1999     2000     2001     2002     2003     2004     2005
------   ------   ------   ------   ------   ------   ------   ------   ------
15.45%    4.71%    3.14%   -8.15%    1.94%    3.72%   22.39%   10.38%    2.55%

                        High Quarter: 2nd-2003   +7.75%
                        Low Quarter:  4th-2000   -6.50%



The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/05, with the Lehman High Yield Bond - 2% Issuer Cap Index ("Lehman HY"). The Lehman HY index is an unmanaged index that covers the universe of fixed rate non-investment grade debt. Pay-in-kind bonds, Eurobonds and debt issues from emerging market countries are excluded. There is a maximum 2% limit on issuers held in the Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
-------------------------------------------
                          Since   Inception
          1 Year 5 Year Inception   Date
--------- ------ ------ --------- ---------
Class A    2.55%  7.94%   6.50%    8/30/96
Lehman HY
 Index     2.74% 13.77%   6.46%*
* Index performance since 9/1/96


 PORTFOLIO MANAGEMENT:

..  Federated Investment Management Company see page 21

..  For financial highlights see page 28

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
--------------------------------------------------
Management Fee                              0.60%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.21%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.81%
--------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 0.95% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     83
-----------------
3 Years  $    260
-----------------
5 Years  $    451
-----------------
10 Years $  1,005
-----------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain loans acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS. Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's. Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. The Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and

GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.60% of first $150 million of such assets plus 0.55% of such assets over $150 million up to $250 million plus 0.50% of such assets over $250 million.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser will be available in the Trust's semi-annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.95% of daily net assets for Class A shares of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

FEDERATED INVESTMENT MANAGEMENT COMPANY ("Federated"), Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222 is the Adviser. Federated acts as investment adviser to other investment companies not affiliated with the Portfolio as well as private accounts. As of December 31, 2005, Federated managed approximately $213 billion in assets.

Mark E. Durbaino and Nathan H. Kehm serve as the portfolio managers.
Mr. Durbaino has been portfolio manager since 1996 and is Senior Vice President and a Chartered Financial Analyst. Mr. Durbaino joined Federated in 1982 and has served as a portfolio manager and Vice President. He is a Chartered Financial Analyst. Mr. Kehm became portfolio manager in 2001 and is an Assistant Vice President and Senior Investment Analyst. Mr. Kehm joined Federated in 1997 as an Investment Analyst. Mr. Kehm is a Chartered Financial Analyst.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Deloitte & Touche LLP. For the years 2001 through 2004, other independent accountants have audited this information. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of The Travelers Series Trust (a fund of which is the predecessor of the Portfolio), which is available upon request.

                                                FEDERATED HIGH YIELD PORTFOLIO*


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------

CLASS A                                               2005(A)  2004   2003(A) 2002(A) 2001(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.62    $8.41  $7.37    $8.55   $9.50
                                                      ------  ------- ------  ------- -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.63     0.64   0.65     0.74    0.97
NET REALIZED AND UNREALIZED GAINS                     (0.41)     0.23   1.00  (0.46)* (0.77)*
                                                      ------  ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        0.22     0.87   1.65     0.28    0.20
                                                      ------  ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --   (0.66) (0.61)   (1.46)  (1.15)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             --       --     --     (--)      --
                                                      ------  ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                       --   (0.66) (0.61)   (1.46)  (1.15)
                                                      ------  ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                         $8.84    $8.62  $8.41    $7.37   $8.55
                                                      ------  ------- ------  ------- -------
TOTAL RETURN                                           2.55%   10.38% 22.39%    3.72%   1.94%
                                                      ------  ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $84      $87    $76      $48     $40
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.87%  0.83%**  0.90%    0.89%   0.89%
NET INVESTMENT INCOME                                  7.28%    7.42%  7.93%    9.09%  10.45%
PORTFOLIO TURNOVER RATE                                  36%      38%    57%      58%     44%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER:                   0.87%    0.87%  0.90%    0.89%   0.89%

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Federated High Yield Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Federated High Yield Portfolio.
** The Manager waived a portion of the management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                       Dreman Small-Cap Value Portfolio

                        Federated High Yield Portfolio

                     Janus Capital Appreciation Portfolio

                       Legg Mason Value Equity Portfolio

                    Lord Abbett Growth and Income Portfolio

                  Lord Abbett Growth Opportunities Portfolio

                      Lord Abbett Mid-Cap Value Portfolio

                       Mercury Large-Cap Core Portfolio

                    Met/AIM Capital Appreciation Portfolio

                      Met/AIM Small Cap Growth Portfolio

                  Met/Putnam Capital Opportunities Portfolio

                    MFS(R) Research International Portfolio

                            MFS(R) Value Portfolio

                    Neuberger Berman Real Estate Portfolio

                   PIMCO Inflation Protected Bond Portfolio

                         PIMCO Total Return Portfolio

                            Pioneer Fund Portfolio

                        Pioneer Mid-Cap Value Portfolio

                      Pioneer Strategic Income Portfolio

                         Van Kampen Comstock Portfolio

                          Class A and Class B Shares

                                __PROSPECTUS__

                                  MAY 1, 2006

Like all securities, these securities have not been approved or disapproved by the

Securities and Exchange Commission, nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                             PAGE

           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolios                    3

           THE PORTFOLIOS                                     5

             INVESTMENT SUMMARY                               5
              Dreman Small-Cap Value Portfolio                6
              Federated High Yield Portfolio                  9
              Janus Capital Appreciation Portfolio            12
              Legg Mason Value Equity Portfolio               15
              Lord Abbett Growth and Income Portfolio         18
              Lord Abbett Growth Opportunities Portfolio      22
              Lord Abbett Mid-Cap Value Portfolio             25
              Mercury Large-Cap Core Portfolio                28
              Met/AIM Capital Appreciation Portfolio          32
              Met/AIM Small Cap Growth Portfolio              36
              Met/Putnam Capital Opportunities Portfolio      39
              MFS(R) Research International Portfolio         42
              MFS(R) Value Portfolio                          45
              Neuberger Berman Real Estate Portfolio          50
              PIMCO Inflation Protected Bond Portfolio        54
              PIMCO Total Return Portfolio                    59
              Pioneer Fund Portfolio                          64
              Pioneer Mid-Cap Value Portfolio                 67
              Pioneer Strategic Income Portfolio              70
              Van Kampen Comstock Portfolio                   75

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS     79
             ADDITIONAL INVESTMENT STRATEGIES                 83
             MANAGEMENT                                       96
              The Manager                                     96
              The Advisers                                    99
              Distribution Plan                              110

           YOUR INVESTMENT                                   111
              Shareholder Information                        111
              Dividends, Distributions and Taxes             111
              Sales and Purchases of Shares                  112

           FINANCIAL HIGHLIGHTS                              117

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-three managed investment portfolios or mutual funds, only twenty of which are offered through this Prospectus (the "Portfolios"). Each of the twenty Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A and Class B shares of the Portfolios are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts").

  As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs. Please see the Risk/Reward spectrum on the next page which lists the Portfolios in order of risk/reward from highest to lowest.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

Notice the scale at the right. It covers, in the opinion of the Portfolios' Manager, the full spectrum of risk/ reward of the Portfolios described in this Prospectus. Please note that the scale is for illustration purposes only and is not meant to convey the precise degree of difference in risk/reward among the Portfolios.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The higher a Portfolio is on the risk/ reward spectrum, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment at the lower end of the scale that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio at the higher end of the spectrum may be right for you.

A final note: These Portfolios are designed for long-term investment.


                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                           JANUS CAPITAL APPRECIATION PORTFOLIO

                                     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

                                         MET/AIM CAPITAL APPRECIATION PORTFOLIO

                                         NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                               DREMAN SMALL-CAP VALUE PORTFOLIO

                                                PIONEER MID-CAP VALUE PORTFOLIO

                                            LORD ABBETT MID-CAP VALUE PORTFOLIO

                                                  VAN KAMPEN COMSTOCK PORTFOLIO

                                                         PIONEER FUND PORTFOLIO

                                               MERCURY LARGE-CAP CORE PORTFOLIO

                                                         MFS(R) VALUE PORTFOLIO

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                 FEDERATED HIGH YIELD PORTFOLIO

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                             PIONEER STRATEGIC INCOME PORTFOLIO

                                                   PIMCO TOTAL RETURN PORTFOLIO


   Higher-
                                                                     Lower
   Risk/Reward
                                                                    Risk/Reward

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                       DREMAN SMALL-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of small U.S. companies. The Portfolio defines a small company as one with a market capitalization at the time of investment that is no greater than the typical largest market capitalization of a company in the Russell 2000 Value Index (the "Index"). The size of companies in the Index changes with market conditions and the composition of the Index. As of February 28, 2006, the largest market capitalization of a company in the Index was $4.7 billion.

The Adviser focuses its stock selection process on small companies with below market price-to-earnings ratios. The Adviser also identifies value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group of stocks, the Adviser then completes its fundamental analysis and purchases for the Portfolio what are believed to be the most attractive stocks, drawing on analysis of economic outlooks or various industries. The Adviser may favor companies from different industries at different times, which leads to sector and industry over and under weights in the Portfolio relative to the Index. Even so, diversification is an important characteristic of the Adviser's investment philosophy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 79, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The performance shown in Financial Highlights is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor fund managed both by the Adviser using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective as the Portfolio but a different (quantitative) investment strategy. The predecessor fund commenced operations on May 1, 2005. For performance for the period ended December 31, 2005, see "Financial Highlights" on page 21. As with all mutual funds, past returns are not a prediction of future returns. The assets of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

For information on Dreman Value Management, LLC's prior performance with a comparable fund, see page 100.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A
-------------------------------------------------- -------
Management Fee                                      0.83%
-----------------------------------------------------------
12b-1 Fees                                          None
-----------------------------------------------------------
Other Expenses                                      3.64%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         4.47%
-----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  (3.37)%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver/Repayment to Manager                  1.10%
-----------------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.10% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


 PORTFOLIO MANAGEMENT:

..  Dreman Value Management, LLC see page 100

..  For financial highlights see page 118

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $    113
-----------------
3 Years  $  1,067
-----------------
5 Years  $  2,028
-----------------
10 Years $  4,468
-----------------

                        FEDERATED HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks high current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its assets in below investment-grade bonds and debt securities. Below investment-grade bonds and debt securities ("junk bonds") are those rated BBB or lower by Standard & Poor's Ratings Group ("S&P") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, of comparable quality. There is no minimum acceptable rating for the Portfolio's investments, and the Portfolio may purchase or hold securities in the lowest rating category, including securities in default. The Portfolio also may invest in debt securities with equity features and in foreign and emerging markets debt securities. The Adviser follows certain steps to evaluate the risks associated with these lower-rated securities. These techniques include:

  .  independent credit analysis

  .  judgment of other investment analysts

  .  analysis of issuer's financial soundness and anticipated cash flow

  .  issuers' current value of assets

  .  discussions with issuer's management

  . analysis of current developments and trends in the economy and the financial markets

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 79, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Market capitalization risk

  .  Investment Style Risk

  .  Foreign Investment Risk

 PORTFOLIO MANAGEMENT:

..  Federated Investment Management Company see page 101

..  For financial highlights see page 119

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Federated High Yield Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

       97      98      99      00      01      02      03      04      05
     ------  ------  ------  ------  ------  ------  ------  ------  ------
     15.45%   4.71%   3.14%  -8.15%   1.94%   3.72%  22.39%  10.38%   2.55%

                     High Quarter:     2nd - 2003     +7.75%
                     Low Quarter:      4th - 2000     -6.50%



The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/05, with the Lehman High Yield Bond - 2% Issuer Cap Index ("Lehman HY"). The Lehman HY index is an unmanaged index that covers the universe of fixed rate non-investment grade debt. Pay-in-kind bonds, Eurobonds and debt issues from emerging market countries are excluded. There is a maximum 2% limit on issuers held in the Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/05
---------------------------------------------------------
                                         Since   Inception
                     1 Year     5 Year Inception   Date
  ---------------    ---------- ------ --------- ---------
Class A               2.55%      7.94%   6.50%    8/30/96
Lehman HY Index       2.74%      8.85%   6.46%*
*Index performance since 9/1/96
                      ----       ----    ----     -------

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
--------------------------------------------------
Management Fee                              0.60%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.21%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.81%
--------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 0.95% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     83
-----------------
3 Years  $    260
-----------------
5 Years  $    451
-----------------
10 Years $  1,005
-----------------

                     JANUS CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 65% of its total assets in equity securities of issuers of any size and industry. The Adviser selects stocks primarily through a company analysis, with a focus on identifying prospective capital growth. The Adviser uses a bottom up approach to evaluate stocks and looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Portfolio's investment policies. The Portfolio is non-diversified which means that it can invest a greater portion of its assets in a small number of issuers.

The Portfolio may invest a significant portion of its assets in stocks selected for their growth potential. The Fund may also invest up to 35% of its assets in debt securities including bonds rated below investment grade ("junk bonds") and 25% of its total assets in foreign securities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 79, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Capital Appreciation Fund were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

 1996    1997     1998    1999     2000    2001    2002   2003    2004    2005
------  ------  ------  ------  -------  -------  -------  ------ ------ ------
28.21%  26.14%  61.63%  53.52%  -21.88%  -26.09%  -25.09%  24.91% 19.53% 18.19%

High Quarter 4th - 1999 +34.85%
Low Quarter: 1st - 2001 -20.81%


The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large--and medium--sized companies and is often used to indicate the performance of the overall stock market and the Russell 2000 Index, a widely recognized unmanaged index that measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
---------------------------------------
                     1 Year 5 Year 10 Year
------------------   ------ ------ -------
Class A              18.19% -0.46%  11.84%
S&P 500 Index         4.91%  0.54%   9.07%
Russell 2000 Index    4.55%  8.22%   9.26%




 PORTFOLIO MANAGEMENT:

..  Janus Capital Management LLC see page 101

..  For financial highlights see page 120

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
------------------------------------------ -------
Management Fee                              0.65%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.09%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.74%
--------------------------------------------------

         * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.25% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
 1 Year  $     76
-----------------
3 Years  $    237
-----------------
5 Years  $    413
-----------------
10 Years $    921
-----------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its net assets in foreign issuers. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

 PORTFOLIO'S MANAGEMENT:

..  Legg Mason Capital Management, Inc. see page 101

..  For performance information for the period ended December 31, 2005 see
   "Financial Highlights" on page 121



PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 79, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The Portfolio commenced operations on November 1, 2005. As a result, it does not have a significant operating history.

For information on Legg Mason Capital Management, Inc.'s prior performance with a comparable fund, see page 102.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2005. and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                         Class A  Class B
-------------------------------------------------------- -------  -------
Management Fee                                            0.70%    0.70%
--------------------------------------------------------------------------
12b-1 Fees                                                None     0.25%
--------------------------------------------------------------------------
Other Expenses                                            7.57%    3.59%
--------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses Before Expense
 Waiver/Repayment to Manager                              8.27%    4.54%
--------------------------------------------------------------------------
Contractual Expense
 (Waiver)/Repayment to Manager*                           (7.47)%  (3.49)%
--------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver/Repayment to Manager                        0.80%    1.05%
--------------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     82 $    108
--------------------------
3 Years  $  1,818 $  1,077
--------------------------
5 Years  $  3,434 $  2,052
--------------------------
10 Years $  7,010 $  4,521
--------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To achieve long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of February 28, 2006, the market capitalization range of the Russell 1000 Index was $264 million to $377 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that an investment may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks may limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 79, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999).

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 102

..  For financial highlights see page 123


The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  96      97      98      99      00      01      02      03      04      05
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
19.45%  24.60%  12.89%  16.56%  14.68%  -5.73% -17.95%  31.06%  12.92%  3.68%

High Quarter:   2nd - 2003    +17.86%
Low Quarter:    3rd - 2002    -19.80%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

 Average Annual Total Return as of 12/31/05
---------------------------------------------
                                    Inception
              1 Year 5 Year 10 Year   Date
------------- ------ ------ ------- ---------
Class A        3.68%  3.48%  10.30% 12/11/89
Class B        3.39%    --      --   3/22/01
S&P 500 Index  4.91%  0.54%   9.07%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
------------------------------------------ ------- -------
Management Fee(1)                           0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.04%   0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses#  0.54%   0.79%
----------------------------------------------------------

       (1) The management fee has been restated to reflect a reduction in the fee effective January 1, 2006. Prior to that date the management fee was 0.51%. The above table and Example assume the management fee reduction had been in place during all of 2005.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.52% for Class A shares and 0.77% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     55 $     81
--------------------------
3 Years  $    174 $    253
--------------------------
5 Years  $    302 $    440
--------------------------
10 Years $    678 $    981
--------------------------

                  LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 65% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely used benchmark for mid-cap stock performance. As of February 28, 2006, the market capitalization range of the Russell Midcap Index was approximately $264 million to $22.5 billion. This market capitalization range will vary in response to changes in the market over time. The Portfolio uses a growth style of investing which means that the Adviser favors companies that show the potential for strong revenue and earnings growth.

Typically, in choosing stocks, the Adviser looks for mid-sized companies using:

  . fundamental research to identify companies likely to produce superior returns over a two to five year time frame, by analyzing the dynamics in each company within its industry and within the economy

  . quantitative research to identify companies with superior growth possibilities

The Portfolio may also invest in equity securities such as convertible fixed income securities, warrants, American Depositary Receipts and similar instruments.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 79, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                        2002     2003     2004     2005
                       ------   ------   ------   ------
                      -24.41%   35.70%   12.45%    4.58%

                      High Quarter: 2nd - 2003  +17.43%
                      Low Quarter:  3rd - 2002  -15.77%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization is approximately $4.1 billion. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

                        Average Annual Total Return as
                                 of 12/31/04
           --------------------------------------------------------
                                                   Since   Inception
                                          1 Year Inception   Date
           -----------------------------  ------ --------- ---------
           Class A                         4.71%   2.84%     5/1/01
           Class B                         4.58%   1.53%    2/12/01
           Russell Midcap Growth Index    12.10%   0.26%*
           * Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 102

..  For financial highlights see page 125

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Class A  Class B
        ---------------------------------------------------------------
        Management Fee                                 0.70%    0.70%
        ---------------------------------------------------------------
        12b-1 Fees                                     None     0.25%
        ---------------------------------------------------------------
        Other Expenses                                 0.29%    0.29%
        ---------------------------------------------------------------
        Total Annual Portfolio Operating
         Expenses Before Expense Waiver/Repayment to
         Manager                                       0.99%    1.24%
        ---------------------------------------------------------------
        Contractual Expense (Waiver)/Repayment to
         Manager*                                      (0.05)%  (0.05)%
        ---------------------------------------------------------------
        Total Annual Portfolio Operating
         Expenses After Expense Waiver/Repayment to
         Manager#                                      0.94%    1.19%
        ---------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. In 2005 broker fee reimbursement brought the Portfolios' Total Annual Operating Expenses below the expense caps, and the Portfolio reimbursed the Manager, for expenses waived in prior years, amounts to bring Total Annual Portfolio Operating Expenses to the cap levels. If the broker fee reimbursements were shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.90% for Class A shares and 1.15% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     96 $    122
--------------------------
3 Years  $    312 $    391
--------------------------
5 Years  $    545 $    680
--------------------------
10 Years $  1,213 $  1,502
--------------------------

                      LORD ABBETT MID-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Mid Cap Index, a widely-used benchmark for mid-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell Mid Cap Index was $890 million to $14.6 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 79, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 102

..  For financial highlights see page 127


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

 1998     1999     2000     2001     2002     2003     2004     2005
------   ------   ------   ------   ------   ------   ------   ------
 2.57%    5.71%   52.87%    8.10%   -9.31%   26.15%   24.82%    8.28%

                      High Quarter: 2nd - 1999  +16.83%
                      Low Quarter:  3rd - 1998  -17.02%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/05, as applicable, with the Russell Midcap Index, a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index and with the S&P 400/Citigroup Value Index, a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

              Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------------
                                                     Since    Inception
                                     1 Year 5 Year Inception    Date
------------------------------------ ------ ------ ---------  ---------
Class A                               8.28% 10.82%   13.41%    8/20/97
Class B                               8.05%    --    11.89%     4/3/01
Russell Midcap Index                 12.65%  8.45%   10.22%*
S&P 400/Citigroup Value Index        11.60% 12.38%   12.76%**
* Index performance is from 8/20/97.
** Index performance is from 8/1/97.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
----------------------------------------- ------- -------
Management Fee                             0.68%   0.68%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.08%   0.08%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.76%   1.01%
---------------------------------------------------------

                       MERCURY LARGE-CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Normally, the Portfolio invests at least 80% of its assets in equity securities of large cap companies selected from among those that are, at the time of purchase, included in the Russell 1000 Index (the "Index"). As of the Index's latest reconstitution (May 31, 2005), it included companies with market capitalizations between $1.8 billion and $86.9 billion. The size of the companies in the Index changes with market conditions and composition of the Index. The Portfolio uses an investment approach that blends growth (investing in equity securities that the Adviser believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what the Adviser believes to be their worth) and will seek to outperform its benchmark index, the Russell 1000 Index.

The Adviser uses a quantitative model to look for companies that are consistent with the Portfolio's strategy. The Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined - if the Adviser believes that a company is overvalued, the company will not be considered as an investment. After the initial screening is performed, the Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio's benchmark, the Adviser reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

  .  relative price-to-earnings and price to book ratios

  .  stability and quality of earnings momentum and growth

  .  weighted median market capitalization of the portfolio

  .  allocation among the economic sectors of the portfolio as compared to its

  .  benchmark index

  .  weighted individual stocks within the applicable index

In seeking to achieve its investment objective, the Portfolio may also invest in options and futures and other forms of derivatives.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 79, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market Risk

  .  Market Capitalization Risk

  .  Investment Style Risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Mercury Large Cap Core Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective November 17, 2003, Merrill Lynch Investment Managers, L.P. became the Adviser to the Mercury Large-Cap Core Portfolio of The Travelers Series Trust. Information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

               99      00      01       02       03      04      05
             ------  ------  -------  -------  ------  ------  ------
             23.67%  -5.58%  -22.43%  -25.14%  21.16%  15.87%  12.05%

                     High Quarter:     4th - 1999     +21.71%
                     Low Quarter:      3rd - 2001     -19.36%









 PORTFOLIO MANAGEMENT:

..  Merrill Lynch Investment Managers, L.P. see page 104

..  For financial highlights see page 129

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/05, with the Russell 1000 Index, a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/05
----------------------------------------------------
                                   Since   Inception
                   1 Year 5 Year Inception   Date
------------------ ------ ------ --------- ---------
Class A            12.04% -1.80%   1.56%    3/23/98
Russell 1000 Index  6.26%  1.07%   3.62%*
*Index performance is from 4/1/98
                   -----  -----    ----     -------

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
--------------------------------------------------
Management Fee                              0.78%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.12%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.90%
--------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.00%, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     92
-----------------
3 Years  $    288
-----------------
5 Years  $    500
-----------------
10 Years $  1,112
-----------------

                    MET/AIM CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests principally in common stocks of domestic and foreign companies the Adviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The Portfolio will not invest more than 25% of its total assets in foreign securities.

The Adviser is not constrained to any particular investment style. The Portfolio may tend to buy "growth" stocks or "value" stocks. In selecting companies for investment, the Adviser looks for companies with increasing market share, experienced and effective management and competitive advantage. The Portfolio may invest in small, relatively new or unseasoned companies. The Portfolio may also purchase call options, which are derivatives, but not for speculative purposes, and write covered call options on no more than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 79, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risks that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. were transferred to the AIM Capital Appreciation Portfolio, a series of The Travelers Series Trust. The assets of the AIM Capital Appreciation Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares is the historical performance of the AIM Capital Appreciation Portfolio of The Travelers Series Trust (from July 1, 2005 through December 31, 2005) and of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. (from
January 1, 1996 through June 30, 2005).

 PORTFOLIO MANAGEMENT:

..  A I M Capital Management, Inc. see page 99

..  For financial highlights see page 130


The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  96     97       98      99      00       01       02      03     04     05
------  -----   -----   -----   ------   ------   -----   -----   ----   -----
15.01%  12.24%  17.21%  42.96%  -10.40%  -23.76% -23.87%  29.31%  6.50%  8.73%

High Quarter: 4th-1999  +35.92%
Low Quarter:  3rd-2001  -23.04%


The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, with the S&P 500 Index and with the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large - and medium - sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

  AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05
                          1 Year 5 Year 10 Year
------------------------- ------ ------ -------
Class A                    8.73% -2.77%  5.34%
S&P 500 Index              4.91%  0.54%  9.07%
Russell 1000 Growth Index  5.26% -3.58%  6.73%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended October 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
------------------------------------------ -------
Management Fee                              0.76%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.05%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.81%
--------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.25% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. In addition, the Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing May 1, 2006 will be passed on to the Portfolio in the form of a voluntary fee waiver. For purposes of calculating the Adviser's fee, the assets of the Portfolio and the assets of the Met/AIM Small Cap Growth Portfolio of the Trust are aggregated.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     83
-----------------
3 Years  $    260
-----------------
5 Years  $    451
-----------------
10 Years $  1,005
-----------------

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 79, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

                02     03       04       05
             -------  ------  ------  ------
             -27.50%  38.86%  6.43%   8.27%

            High Quarter: 2nd - 2003   +20.75%
            Low Quarter:  3rd - 2002   -18.43%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/05
-----------------------------------------------------
                                   Since    Inception
                          1 Year Inception    Date
------------------------- ------ ---------  ---------
Class A                    8.59%    4.15%     1/2/02
Class B                    8.27%    7.90%    10/9/01
Russell 2000 Index         4.55%   14.14%*
Russell 2000 Growth Index  4.15%   10.96%**

                  * Index performance is from 10/1/01.
                 ** Index performance is from 10/1/01.


 PORTFOLIO MANAGEMENT:

..  AIM Capital Management, Inc. see page 99

..  For financial highlights see page 131

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B
-------------------------------------------------- ------- -------
Management Fee                                      0.90%   0.90%
------------------------------------------------------------------
12b-1 Fees                                          None    0.25%
------------------------------------------------------------------
Other Expenses                                      0.06%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/ Repayment to Manager        0.96%   1.22%
------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         1.00%   1.26%
------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.05% and 1.30%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.99% for Class A shares and 1.25% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $    103 $    129
--------------------------
3 Years  $    320 $    402
--------------------------
5 Years  $    555 $    695
--------------------------
10 Years $  1,229 $  1,530
--------------------------

                  MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in the common stocks of U.S. companies which the Adviser believes have favorable investment potential. For example, the Adviser may purchase stocks of companies with stock prices that reflect a value lower than that the Adviser places on the company. The Adviser may also consider other factors that are believed will cause the stock price to rise. Investments are mainly in small- and mid-sized companies.

The Portfolio may also invest up to 20% of its assets in foreign securities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 79, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Small Cap Stock Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Portfolio's former investment adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001. Effective May 1, 2003, Putnam Investment Management, LLC became the Portfolio's Adviser. Performance information prior to that date is attributable to the Portfolio's former investment adviser.

 PORTFOLIO MANAGEMENT:

..  Putnam Investment Management, LLC see page 108

..  For financial highlights see page 133


The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]


          Year-by-Year Total Return as of 12/31 of Each Year

   97      98      99      00      01      02      03      04      05
-------  ------  ------  ------  ------  ------  ------  ------  ------
20.89%   -5.40%  44.56%  -10.55% -8.42%  -21.05% 28.73%  18.54%  10.08%


                       High Quarter: 4th - 1999   +35.13%
                       Low Quarter:  3rd - 2001   -23.01%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/05, as applicable, with the Russell 2000 Index, a widely recognized unmanaged index that measures small company stock performance, and with the Russell 2500 Index, which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/05
--------------------------------------------------------
                                       Since    Inception
                     1 Year  5 Year  Inception    Date
------------------   ------- ------- ---------  ---------
Class A              10.08%   3.96%     7.15%    5/1/96
Class B               9.79%     --      8.18%    4/3/01
Russell 2000 Index    4.55%   8.22%     8.46%*
Russell 2500 Index    8.11%   9.14%    10.78%**
* Index performance is from 5/1/96.
** Index performance is from 5/1/96.

For information on Putnam Investment Management, LLC's prior performance with a comparable fund, see page 108.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.85%   0.85%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.37%   0.37%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  1.22%   1.47%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $    125 $    151
--------------------------
3 Years  $    389 $    469
--------------------------
5 Years  $    674 $    808
--------------------------
10 Years $  1,484 $  1,767
--------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of foreign companies. The Portfolio focuses on foreign companies (including up to 25% of its net assets in emerging market issues) that the Portfolio's Adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio may invest in companies of any size. The Portfolio does not emphasize any particular country and, under normal market conditions, will be invested in at least five countries. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

The Portfolio's assets are allocated among various sectors. A committee of investment research analysts selects securities for the Portfolio. The committee includes investment analysts employed by the Adviser and its affiliates.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 79, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04       05
-------  ------  ------  ------
-11.80%  32.04%  19.56%  16.42%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
------------------------------------------
                            Since   Inception
                   1 Year Inception   Date
---------------    ------ --------- ---------
Class A            16.77%   8.35%     5/1/01
Class B            16.42%   6.75%    2/12/01
MSCI EAFE Index    14.02%   5.04%*
* Index performance is from 2/1/01.



 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 103

..  For financial highlights see page 135

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 as adjusted to reflect current expense limitations and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B
-------------------------------------------------- ------- -------
Management Fee                                      0.74%   0.74%
------------------------------------------------------------------
12b-1 Fees                                          None    0.25%
------------------------------------------------------------------
Other Expenses                                      0.17%   0.18%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         0.91%   1.17%
------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         0.96%   1.22%
------------------------------------------------------------------

         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. Prior to May 1, 2005, the expense limitations for Class A and Class B shares were 1.10% and 1.35%, respectively.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.93% for Class A shares and 1.19% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     98 $    125
--------------------------
3 Years  $    307 $    389
--------------------------
5 Years  $    533 $    674
--------------------------
10 Years $  1,182 $  1,484
--------------------------

                            MFS(R) VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation and reasonable income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 65% of its net assets in equity securities of companies that the Adviser believes are undervalued in the market relative to their long term potential. Undervalued equity securities generally produce income and have low price-to-book, price-to-cash flow, price-to-earnings and price-to-sales ratios. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the Portfolio may invest in companies of any size, the Portfolio generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because they are temporarily out of favor due to:

  .  a decline in the market

  .  poor economic conditions

  .  the market has overlooked them

  . developments that have affected or may affect the issuer of the securities or the issuer's industry

The Portfolio seeks to achieve a gross yield that exceeds that of the S&P 500 Index.

The Adviser uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that the securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the Adviser's portfolio managers and a large group of equity research analysts. The Portfolio may invest up to 35% of its assets in foreign securities through which it may have exposure to foreign currencies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 79, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the MFS(R) Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

 1999     2000     2001     2002     2003     2004     2005
------   ------   ------   ------   ------   ------   ------
 4.98%   11.61%    1.00%  -13.14%   24.61%   15.97%    6.44%

                     High Quarter: 2nd-2003  +14.46%
                     Low Quarter:  3rd-2002  -15.27%




 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 103

..  For financial highlights see page 137

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/05, with the Russell 1000 Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/05
---------------------------------------------------------------
                                         Since
                         1 Year 5 Year Inception Inception Date
------------------------ ------ ------ --------- --------------
Class A                   6.44%  6.18%   5.62%      7/20/98
Russell 1000 Value Index  7.05%  5.28%   6.17%*
* Index performance is from 8/1/98.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                          Class A
               ------------------------------------------ -------
               Management Fee                              0.73%
               --------------------------------------------------
               12b-1 Fees                                  None
               --------------------------------------------------
               Other Expenses                              0.24%
               --------------------------------------------------
               Total Annual Portfolio Operating Expenses*  0.97%
               --------------------------------------------------

         * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.00% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                                           Class A
             ------------------------------------------------------
             1 Year                                        $     99
             ------------------------------------------------------
             3 Years                                       $    310
             ------------------------------------------------------
             5 Years                                       $    539
             ------------------------------------------------------
             10 Years                                      $  1,194
             ------------------------------------------------------

                    NEUBERGER BERMAN REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in equity securities issued by real estate investment trusts ("REITs") and common stocks and other securities issued by other real estate companies. The Portfolio defines a real estate company as one that derives at least 50% of its revenue from, or has at least 50% of its assets in, real estate. A REIT is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. REITS are not taxed on income distributed to shareholders, provided they comply with the requirements of the Internal Revenue Code. REITs tend to be small- to mid-cap companies in relation to the equity markets as a whole.

REITs are generally classified as Equity REITs, Mortgage REITs and Hybrid REITs, Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

The Portfolio may invest up to 20% of its net assets in debt securities. These debt securities can be either investment grade or below investment grade, provided that, at the time of purchase, they are rated at least B by Moody's or S&P or, if unrated by either of these, deemed by the Portfolio's Adviser to be of comparable quality.

The Portfolio's Adviser makes investment decisions through a fundamental analysis of each company. The Adviser reviews each company's current financial condition and industry position, as well as economic and market conditions. In doing so, it evaluates the company's growth potential, earnings estimates and quality of management, as well as other factors. The Adviser believes that its investment approach is distinct in that it uses an objective combination of traditional securities analysis and direct real estate analysis, while placing great emphasis upon the property sector weightings. The Adviser generally adheres to a strict valuation methodology--price to net asset value per share, cash flow multiple versus growth rate and relative valuation--which guide the Adviser's buy and sell decisions.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of
the following risks, which are described in detail on page   79, any of which
could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Real estate investment risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Market capitalization risk

  .  Investment style risk

In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                      Year-by-Year Total Return as of 12/31

                                       05
                                     ------
                                     13.29%

                         High Quarter: 2nd-2005   14.56%
                         Low Quarter:  1st-2005   -6.90%




 PORTFOLIO MANAGEMENT:

..  Neuberger Berman Management, Inc. see page 104

..  For financial highlights see page 138

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 as applicable, with the NAREIT Equity Index. The NAREIT Equity Index is an unmanaged index that measures the performance of the of all publicly traded equity REITs. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

    Average Annual Total Return as of 12/31/05
---------------------------------------------------
                                  Since   Inception
                         1 Year Inception   Date
------------------------ ------ --------- ---------
Class A                  13.61%   26.13%   5/1/04
Class B                  13.29%   25.80%   5/1/04
NAREIT Equity REIT Index 12.13%   29.66%*
* Index performance is from 5/1/04.

For information on Neuberger Berman Management, Inc.'s prior performance with a comparable fund see page 104.

FEES AND EXPENSES:

This following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                            Class A Class B
------------------------------------------- ------- -------
Management Fee                               0.67%   0.67%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.03%   0.03%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.70%   0.95%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15% respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.69% for Class A shares and 0.94% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time period indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     72 $     97
--------------------------
3 Years  $    225 $    304
--------------------------
5 Years  $    391 $    528
--------------------------
10 Years $    873 $  1,171
--------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

To provide maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations (either through cash market purchases, forward commitments or derivative instruments). Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Lehman Global Real: U.S. TIPS Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio also may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 79, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 105

..  For financial highlights see page 140


Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31

  04     05
-----  -----
8.99%  1.39%

High Quarter   1st - 2004    +5.93%
Low Quarter    2nd - 2004    -3.03%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Lehman Global Real: U.S. TIPS Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/04
-------------------------------------------------
                                Since   Inception
                       1 Year Inception   Date
---------------------- ------ --------- ---------
Class A                 1.48%   6.09%    5/1/03
Class B                 1.39%   5.86%    5/1/03
Lehman Brothers Global
 Real: U.S. TIPS Index  2.84%   6.36%*
* Index performance is from 5/1/03.

For information on Pacific Investment Management Company LLC's prior performance with a comparable fund, see page 106.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
------------------------------------------ ------- -------
Management Fee                              0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.05%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.55%   0.80%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.65% and 0.90%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     56 $     82
--------------------------
3 Years  $    177 $    256
--------------------------
5 Years  $    308 $    446
--------------------------
10 Years $    691 $    993
--------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three- to six-year time frame based on the Adviser's forecast for interest rates.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 79, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High Yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02      03     04     05
------  ------  -----  -----
 9.29%   4.31%  4.98%  2.25%

 High Quarter:   3rd - 2002    +3.65%
 Low Quarter:    1st - 2002     0.00%






 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 105

..  For financial highlights see page 142

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/04
---------------------------------------------------------------
                                              Since   Inception
                                     1 Year Inception   Date
------------------------------------ ------ --------- ---------
Class A                               2.46%   6.08%     5/1/01
Class B                               2.25%   5.61%    2/12/01
Lehman Brothers Aggregate Bond Index  2.43%   5.63%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
----------------------------------------- ------- -------
Management Fee                             0.50%   0.50%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses*                            0.06%   0.06%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%   0.81%
---------------------------------------------------------

        * The Portfolio reimbursed the Manager during the year ended
          December 31, 2005 for expenses waived by the Manager in prior years pursuant to an Expense Limitation Agreement that is no longer applicable to the Portfolio. The expense information for the Portfolio does not reflect this reimbursement. If this reimbursement was shown, the Portfolio's Total Annual Operating Expenses would have been 0.57% for Class A shares and 0.82% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     57 $     83
--------------------------
3 Years  $    180 $    260
--------------------------
5 Years  $    314 $    451
--------------------------
10 Years $    703 $  1,005
--------------------------

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks and equity interests in real estate investment trusts ("REITs"). The Portfolio may invest up to 20% of its net assets in REITs.

The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (e.g. brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 79, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Credit risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

  96      97      98      99      00      01      02      03      04      05
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
7.47%   25.29%  18.21%  -0.19%  24.27%  -23.00% 30.21%  23.78%  11.13%  5.99%


                       High Quarter: 3rd - 2000   +17.52%
                       Low Quarter:  3rd - 2002   -18.02%



The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
-----------------------------------------
                1 Year   5 Year   10 Year
 -------------  -------- -------- -------
Class A          5.99%   -4.76%    4.84%
S&P 500 Index    4.91%    0.54%    9.07%


 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 106

..  For financial highlights see page 144

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A
-----------------------------------------------------------
Management Fee                                      0.75%
-----------------------------------------------------------
12b-1 Fees                                          None
-----------------------------------------------------------
Other Expenses                                      0.28%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         1.03%
-----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  (0.03)%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver/Repayment to Manager                  1.00%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.00% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $    103
-----------------
3 Years  $    326
-----------------
5 Years  $    568
-----------------
10 Years $  1,262
-----------------

                        PIONEER MID-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities of mid-size companies. Mid-size companies are those with market values within the range of market values of companies included in the Russell Midcap Value Index (the "Index"). As of February 28, 2006, the market value of companies in the Index ranged from approximately $264 million to over $20.8 billion. For purposes of the Portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depository receipts, warrants, rights, equity interests in REITs and preferred stocks. The Portfolio may invest up to 25% of its assets in REITs.

The Adviser employs a value approach, using a bottom-up analytic style to search for securities that the Adviser believes are selling at substantial discounts to their underlying values, with the goal of holding these securities until the market values reflect their intrinsic values. Securities are selected based on potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth.

The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. The following factors are considered in selecting investments:

  .  Favorable expected returns relative to perceived risk

  .  Management with demonstrated ability and commitment to the company

  . Low market valuations relative to earnings forecast, book value, cash flow and sales

  .  Turnaround potential for companies that have been through difficult periods

  .  Estimated private market value in excess of current stock price

  .  Strength of fundamentals of issuer's industry

The Portfolio may also invest up to 20% of its total assets in fixed income securities and up to 25% of its total assets in foreign equity and debt securities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described on page 79, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 106

..  For financial highlights see page 145


  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The performance shown in Financial Highlights is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. For performance information for the period ended December 31, 2005, see "Financial
Highlights" on page   . As with all mutual funds, past performance is not a
prediction of future returns. The assets of the Pioneer Mid Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

For information on Pioneer Investment Management's prior performance with a comparable fund, see page 107.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A
-----------------------------------------------------------
Management Fee                                      0.75%
-----------------------------------------------------------
12b-1 Fees                                          None
-----------------------------------------------------------
Other Expenses                                      2.84%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         3.59%
-----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  (2.59)%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver/Repayment to Manager                  1.00%
-----------------------------------------------------------

         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.00% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $    103
-----------------
3 Years  $    873
-----------------
5 Years  $  1,663
-----------------
10 Years $  3,733
-----------------

                      PIONEER STRATEGIC INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 80% of its net assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. The Adviser allocates the Portfolio's investments among the following three segments of the debt markets:

  .  Below investment grade (high yield) securities of U.S. and non-U.S.
     issuers;

  .  Investment grade securities of U.S. issuers; and

  .  Investment grade securities of non-U.S. issuers.

The Adviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The Portfolio invests primarily in:

  . Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;

  . Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and

  .  Mortgage-backed and asset-backed securities.

The Portfolio invests in securities with a broad range of maturities. Depending upon the Adviser's allocation among market segments, up to 70% of the Portfolio's total assets may be in debt securities ("junk bonds") rated below investment grade at the time of purchase or determined to be of equivalent quality by the Adviser. Up to 20% of the Portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poors Corporation ("S&P") or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser.

Depending upon the Adviser's allocation among market segments, up to 85% of the Portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

The Adviser considers both broad economic and issuer specific factors in selecting securities designed to achieve the Portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio's securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the Ad-viser selects individual securities based upon the terms of the securities (such as yield compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The Portfolio may also invest up to 20% of its net assets in all types of equity securities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 79, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. were transferred to the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust. The assets of the Pioneer Strategic Income Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares is the historical performance of the Pioneer Strategic Income Portfolio of The Travelers Series Trust (from July 1, 2005 through December 31, 2005) and of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective June 30, 2003, Pioneer Investment Management, Inc. became the Adviser to the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. Information prior to that date is attributable to the Portfolio's former investment adviser.
                                    [CHART]


             Year-by-Year Total Return as of 12/31 of Each Year

  96      97      98      99      00      01      02      03      04      05
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
8.25%   7.78%   0.67%   1.11%   -0.37%  4.24%   5.88%   19.53%  10.94%  3.67%


                       High Quarter: 2nd - 2003   +7.67%
                       Low Quarter:  3rd - 1998   -3.34%



 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 106

..  For financial highlights see page 146

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, as applicable, with the Lehman Brothers U.S. Universal Index. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
-----------------------------------------
                     1 Year 5 Year 10 Year
-------------------- ------ ------ -------
Class A               3.67%  8.70%  6.01%
Lehman Brothers U.S.
 Universal Index      2.73%  6.26%  6.35%


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended October 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
--------------------------------------------------
Management Fee                             0.73%
--------------------------------------------------
12b-1 Fees                                 None
--------------------------------------------------
Other Expenses                             0.09%
--------------------------------------------------
Total Annual Portfolio Operating Expenses* 0.82%
--------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.25% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     84
-----------------
3 Years  $    263
-----------------
5 Years  $    457
-----------------
10 Years $  1,017
-----------------

                         VAN KAMPEN COMSTOCK PORTFOLIO

INVESTMENT OBJECTIVE:

Capital growth and income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks at the time of investment. The Portfolio may also invest in preferred stocks, indexed securities and securities convertible into common and preferred stocks.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies that are believed by the Adviser to possess the potential for capital growth and income. The Portfolio's Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The Portfolio may invest in issuers of any size, although the Adviser focuses on companies with a market capitalization in excess of $2 billion.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers. In addition, the Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 79, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The Portfolio commenced operations on May 1, 2005.

As a result, it does not have a significant operating history.

For information on Morgan Stanley Investment Management Inc.'s prior performance with a comparable fund, see page 109.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).

                                           Class A Class B
------------------------------------------ ------- -------
Management Fee                              0.63%   0.63%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.05%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.68%   0.93%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05% respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.




 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management, Inc. see page 109

..  For financial highlights see page 147

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     70 $     95
--------------------------
3 Years  $    218 $    298
--------------------------
5 Years  $    380 $    517
--------------------------
10 Years $    849 $  1,147
--------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation.

Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                                                LORD
                                                                                      LEGG     ABBETT       LORD
                                                    DREMAN   FEDERATED    JANUS       MASON    GROWTH      ABBETT
                                                   SMALL-CAP   HIGH      CAPITAL      VALUE      AND       GROWTH
                                                     VALUE     YIELD   APPRECIATION  EQUITY    INCOME   OPPORTUNITIES
                                                   PORTFOLIO PORTFOLIO  PORTFOLIO   PORTFOLIO PORTFOLIO   PORTFOLIO
BRADY BONDS                                                      X
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                              X
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                           X                      X         X           X
---------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                    X         X                      X         X           X
---------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
---------------------------------------------------------------------------------------------------------------------
OPTIONS                                                X         X          X
---------------------------------------------------------------------------------------------------------------------
FUTURES                                                X         X          X
---------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                          X
---------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
---------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                    X          X                                 X
---------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                          X          X
---------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                              X         X          X                     X
---------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES                                              X
---------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING
BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND
CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY
BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD
BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND
VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN
CORPORATIONS                                                     X          X
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                   X         X          X           X
---------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                               X          X
---------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                               X
---------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                               X
---------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                                                    X
---------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                       X         X          X           X
---------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES
INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES                   X
---------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                              X          X
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
---------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                             X                                            X
---------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON
BONDS                                                            X
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                 X          X           X         X           X
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                    X          X           X                     X
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                            X                                X           X
---------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                    X                                X           X
---------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                              X          X                     X
---------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                       X         X          X                     X
---------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                    X
---------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                 X
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                             X         X          X
---------------------------------------------------------------------------------------------------------------------

                                     LORD                            MET/AIM                                        NEUBERGER
                                    ABBETT    MERCURY    MET/AIM      SMALL    MET/PUTNAM      MFS(R)                BERMAN
                                    MID-CAP  LARGE-CAP   CAPITAL       CAP       CAPITAL      RESEARCH     MFS(R)     REAL
                                     VALUE     CORE    APPRECIATION  GROWTH   OPPORTUNITIES INTERNATIONAL   VALUE    ESTATE
                                   PORTFOLIO PORTFOLIO  PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO   PORTFOLIO PORTFOLIO
BRADY BONDS                                                 X
-----------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                 X         X          X           X           X             X
-----------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                    X         X          X           X           X             X           X
-----------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
-----------------------------------------------------------------------------------------------------------------------------
OPTIONS                                          X          X           X           X             X           X
-----------------------------------------------------------------------------------------------------------------------------
FUTURES                                          X          X           X           X             X           X
-----------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE
LOANS                                                                                                         X
-----------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                    X
-----------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS          X                    X                       X             X           X
-----------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                     X                                     X           X
-----------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                        X          X           X           X             X           X
-----------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-
ISSUED AND DELAYED DELIVERY
SECURITIES                                       X          X                                     X           X         X
-----------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT
OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER
AND CERTIFICATES OF DEPOSIT ISSUED
OR GUARANTEED BY BANK HOLDING
COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN
BRANCHES OR OF THE WORLD BANK;
VARIABLE AMOUNT MASTER DEMAND
NOTES AND VARIABLE RATE NOTES
ISSUED BY U.S. AND FOREIGN
CORPORATIONS                                     X                      X           X             X           X         X
-----------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT
SECURITIES                                                                          X                         X         X
-----------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                          X
-----------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES               X          X                                     X                     X
-----------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                X           X
-----------------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                  X
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                            X                                     X           X         X
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT
COMPANIES INCLUDING PASSIVE
FOREIGN INVESTMENT COMPANIES                                X                       X             X           X
-----------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES,
INCLUDING GNMA CERTIFICATES,
MORTGAGE-BACKED BONDS                                       X                                     X           X
-----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
-----------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED
SECURITIES                             X                    X                       X                         X
-----------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES
AND ZERO-COUPON BONDS                                       X                       X
-----------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                       X         X          X           X           X             X           X         X
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS          X         X          X           X                         X                     X
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                  X         X          X                       X
-----------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS          X                    X                       X
-----------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                              X          X                                     X           X         X
-----------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                 X          X           X                         X           X
-----------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                               X                                     X           X
-----------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                            X
-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                       X          X           X                         X           X         X
-----------------------------------------------------------------------------------------------------------------------------

                                                                 PIMCO
                                                               INFLATION   PIMCO              PIONEER   PIONEER     VAN
                                                               PROTECTED   TOTAL    PIONEER   MID-CAP  STRATEGIC  KAMPEN
                                                                 BOND     RETURN     FUND      VALUE    INCOME   COMSTOCK
                                                               PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS                                                        X         X                             X
--------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                X         X                   X         X
--------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                             X         X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                    X         X         X         X
--------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
--------------------------------------------------------------------------------------------------------------------------
OPTIONS                                                            X         X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------
FUTURES                                                            X         X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                            X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                           X         X                             X
--------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                      X         X         X         X
--------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                            X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                              X         X         X         X
--------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES                                                         X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING
BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF
DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES
IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE
WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND
VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN
CORPORATIONS                                                       X         X         X         X                   X
--------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                               X         X                   X         X
--------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                 X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                 X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                 X         X         X                   X         X
--------------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                         X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                   X         X                   X         X         X
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING
PASSIVE FOREIGN INVESTMENT COMPANIES                               X         X                   X         X         X
--------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES,
MORTGAGE-BACKED BONDS                                              X         X                             X
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                               X         X                   X         X
--------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                               X         X         X                   X
--------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS            X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                   X         X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                      X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                              X         X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                      X         X         X         X
--------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                X         X                   X
--------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                   X         X                   X         X
--------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                      X         X         X         X
--------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                   X         X                             X
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                         X         X                   X         X         X
--------------------------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the 1940 Act, and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS.   Reverse repurchase agreements involve the sale
of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae.

Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of Dreman Small-Cap Value Portfolio, Lord Abbett Growth Opportunities Portfolio, Mercury Large-Cap Core Portfolio, Met/Putnam Capital Opportunities Portfolio, PIMCO Total Return Portfolio and PIMCO Inflation Protected Bond Portfolio generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. Dreman Small-Cap Value Portfolio, Lord Abbett Growth Opportunities Portfolio, Mercury Large-Cap Core Portfolio, Met/Putnam Capital Opportunities Portfolio, PIMCO Total Return Portfolio and PIMCO Inflation Protected Bond Portfolio generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of each Portfolio. The advisory fees for each Portfolio are:

PORTFOLIO                                  ADVISORY FEE
Dreman Small-Cap Value Portfolio           0.825% of first $50 million of such assets plus
                                           0.800% of such assets over $50 million up to $100 million
                                           plus 0.775% of such assets over $100 million up to $500
                                           million plus 0.750% of such assets over $500 million up to
                                           $1 billion plus 0.725% on such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Federated High Yield Portfolio             0.60% of first $150 million of such assets plus
                                           0.55% of such assets over $150 million up to $250 million
                                           plus 0.50% of such assets over $250 million
-------------------------------------------------------------------------------------------------------
Janus Capital Appreciation Portfolio       0.65% on first $1 billion of such assets plus
                                           0.60% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio          Before such assets reach $350 million 0.70% of such
                                           assets. After such assets reach $350 million - whether or
                                           not such assets remain above or below $350 million -
                                           0.65% of the first $200 million of such assets plus 0.63% of such assets over $200 million.
-------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio    0.60% of first $600 million of such assets plus
                                           0.55% of such assets over $600 million up to $1.1 billion
                                           plus 0.50% of such assets over $1.1 billion up to $1.5
                                           billion plus 0.45% of such assets over $1.5 billion
-------------------------------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio 0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $500 million
                                           plus 0.625% of such assets over $500 million
-------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio        0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $500 million
                                           plus 0.625% of such assets over $500 million
-------------------------------------------------------------------------------------------------------
Mercury Large-Cap Core Portfolio           0.775% of first $250 million of such assets plus
                                           0.750% of such assets over $250 million up to $500 million plus 0.725% of such assets over $500 million up to $1
                                           billion plus 0.700% on such assets over $1 billion up to $2 billion plus 0.650% of such assets over $2 billion
-------------------------------------------------------------------------------------------------------

PORTFOLIO                                  ADVISORY FEE
Met/AIM Capital Appreciation Portfolio     0.80% of first $100 million of such assets plus
                                           0.75% of such assets over $100 million up to $200 million
                                           plus 0.70% of such assets over $200 million up to $1 billion plus 0.65% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio         0.90% of first $500 million of such assets plus
                                           0.85% of such assets over $500 million
-------------------------------------------------------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio 0.85% of first $200 million of such assets, plus
                                           0.80% of such assets over $200 million
-------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio    0.80% of first $200 million of such assets plus
                                           0.75% of such assets over $200 million up to $500 million
                                           plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
MFS(R) Value Portfolio                     0.725% of first $250 million of such assets plus 0.675% of such assets over $250 million up to $1.25 billion plus
                                           0.600% of such assets over $1.25 billion up to $1.5 billion plus 0.500% of such assets over $1.5 billion
-------------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate Portfolio     0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $750 million
                                           plus 0.55% of such assets over $750 million
-------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio   0.50% of such assets
-------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio               0.50% of such assets
-------------------------------------------------------------------------------------------------------
Pioneer Fund Portfolio                     0.750% of first $250 million of such assets plus 0.700% of such assets over $250 million up to $500 million plus
                                           0.675% of such assets over $500 million up to $1 billion
                                           plus 0.650% of such assets over $1 billion up to $2 billion plus 0.600% of such assets over $2 billion
-------------------------------------------------------------------------------------------------------
Pioneer Mid-Cap Value Portfolio            0.750% of first $250 million of such assets plus 0.700% of such assets over $250 million up to $500 million plus
                                           0.675% of such assets over $500 million up to $1 billion
                                           plus 0.650% of such assets over $1 billion up to $2 billion plus 0.600% of such assets over $2 billion
-------------------------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio         0.75% of first $75 million of such assets plus 0.70% of such assets over $75 million up to $150 million plus 0.65% of
                                           such assets over $150 million
-------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio              0.65% of first $500 million of such assets plus
                                           0.60% of such assets over $500 million up to $1 billion
                                           plus 0.525% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in the Trust's annual report or, in the case of Dreman Small-Cap Portfolio, Federated High Yield Portfolio, Janus Capital Appreciation Portfolio, Mercury Large-Cap Core Portfolio, Met/AIM Capital Appreciation Portfolio, MFS(R) Value Portfolio, Pioneer Fund Portfolio, Pioneer Mid-Cap Value Portfolio and Pioneer Strategic Income Portfolio, will be available in the Trust's semi-annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios:

                                                 TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                 (% OF DAILY NET ASSETS)
      Dreman Small-Cap Value Portfolio                     1.10%
      Federated High Yield Portfolio                       0.95%
      Janus Capital Appreciation Portfolio                 1.25%
      Legg Mason Value Equity Portfolio                    0.80%
      Lord Abbett Growth Opportunities Portfolio           0.90%
      Mercury Large-Cap Core Portfolio                     1.00%
      Met/AIM Capital Appreciation Portfolio               1.25%
      Met/AIM Small Cap Growth Portfolio                   1.05%
      MFS/(R)/ Research International Portfolio            1.00%
      MFS/(R)/ Value Portfolio                             1.00%
      Neuberger Berman Real Estate Portfolio               0.90%
      PIMCO Inflation Protected Bond Portfolio             0.65%
      Pioneer Fund Portfolio                               1.00%
      Pioneer Mid-Cap Value Portfolio                      1.00%
      Pioneer Strategic Income Portfolio                   1.25%
      Van Kampen Comstock Portfolio                        0.80%

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

A I M CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Capital Appreciation Portfolio and the Met/AIM Small Cap Growth Portfolio of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolios, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $128 billion as of December 31, 2005.

MET/AIM CAPITAL APPRECIATION PORTFOLIO:

  . Lanny H. Sachnowitz (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2005 and has been associated with AIM and/or its affiliates since 1987.

  . Kirk L. Anderson, Portfolio Manager, has been responsible for the Portfolio since 2005 and has been associated with AIM or its affiliates since 1994.

  . James G. Birdsall, Portfolio Manager, has been responsible for the Portfolio since 2005 and has been associated with AIM or its affiliates since 1995.

  . Robert J. Lloyd, Portfolio Manager, has been responsible for the Portfolio since 2003 and has been associated with AIM and/or its affiliates since 2000.

MET/AIM SMALL CAP GROWTH PORTFOLIO:

  . Juliet S. Ellis (lead manager), Senior Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . Juan R. Hartsfield, Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the Team may change from time to time.

DREMAN VALUE MANAGEMENT, LLC ("Dreman"), 520 East Cooper Avenue, Aspen, Colorado 81611 is the Adviser to the Dreman Small-Cap Value Portfolio of the Trust. Dreman was founded in 1977 and managed over $14 billion in assets as of December 31, 2005.

  . Messrs. David M. Dreman and Nelson Woodward have served as the day-to-day portfolio managers of the portion of the Portfolio's assets allocated to Dreman since the Portfolio's inception in May 2005. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman. Mr. Woodward is a Managing Director and Senior Portfolio Manager of Dreman since 2001.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Dreman Small-Cap Value Portfolio and the DWS Dreman Small Cap Value Fund, (formerly Scudder Dreman Small Cap Value Fund) which is also advised by Dreman, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Dreman, performance information regarding the DWS Dreman Small Cap Value Fund is presented. Management fees paid by the DWS Dreman Small Cap Value Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the DWS Dreman Small Cap Value Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the DWS Dreman Small Cap Value Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of DWS Dreman Small Cap Value Fund the Portfolio will vary.

The table below compares the DWS Dreman Small Cap Value Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05 with the Russell 2000 Value Index, an unmanaged under which measures the performance of those Russell 2000 companies with lower price - to - book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Dreman Small Cap Value Fund (Class A shares)
 (Without Sales Charge)                       9.71% 14.87%  10.29%
Russell 2000 Value Index                      4.71% 13.55%  13.08%

FEDERATED INVESTMENT MANAGEMENT COMPANY ("Federated"), Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222 is the Adviser to the Federated High Yield Portfolio of the Trust. Federated acts as investment adviser to other investment companies not affiliated with the Federated High Yield Portfolio as well as private accounts. As of December 31, 2005, Federated managed approximately $213 billion in assets.

  . Mark E. Durbaino and Nathan H. Kehm serve as the portfolio managers. Mr. Durbaino has been portfolio manager since 1996 and is Senior Vice President and a Chartered Financial Analyst. Mr. Durbaino joined Federated in 1982 and has served as a portfolio manager and Vice President. He is a Chartered Financial Analyst. Mr. Kehm became portfolio manager in 2001 and is an Assistant Vice President and Senior Investment Analyst. Mr. Kehm joined Federated in 1997 as an Investment Analyst. Mr. Kehm is a Chartered Financial Analyst.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Capital Appreciation Portfolio of the Trust. Janus began serving as an investment adviser in 1969 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus is a subsidiary of Janus Capital Group Inc. As of December 31, 2005, Janus Capital Group Inc. managed approximately $148.5 billion in assets.

  . Scott Schoelzel has served as the Portfolio Manager since August 1997. Mr. Schoelzel joined Janus in January 1994 and is Executive Vice President and Portfolio Manager of Janus Twenty Fund since August 1997.

LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2005, LMCM and its sister companies had aggregate assets under management of approximately $60.2 billion.

  . Mary Chris Gay, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Portfolio and the Legg Mason Value Trust, Inc. ("Legg Mason Value Trust"), which is also advised by LMCM, have substantially similar investment objectives, policies and strategies. LMCM began managing the Legg Mason Value Trust on April 1, 2005. Prior to that date, the Legg Mason Value Trust was managed by Legg Mason Funds Management, Inc. ("LMFM"), an affiliate of LMCM. LMFM and LMCM have substantially the same portfolio management personnel. The Legg Mason Value Trust is managed in the same manner both before and after April 1, 2005. Since the Portfolio commenced operations in November, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of LMCM, performance information regarding the Legg Mason Value Trust is presented. Management fees paid by the Legg Mason Value Trust are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Legg Mason Value Trust, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Legg Mason Value Equity Trust, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Legg Mason Value Trust and the Portfolio will vary.

The table below compares the Legg Mason Value Trust's average annual compounded total returns for the 1-, 5- and 10-year periods through December 31, 2005, with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). The S&P 500 Index is a market capitalization-weighted index, composed of 500 widely held common stocks that are generally considered representative of the U.S. stock markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Legg Mason Value Trust--Primary Class shares  5.32%  4.48%  15.19%
S&P 500 Index                                 4.91%  0.54%   9.07%

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Growth and Income, Lord Abbett Growth Opportunities and Lord Abbett Mid-Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 31, 2005.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Eli M. Salzmann and Sholom Dinsky head the team and have the joint and primary responsibility for the day-to-day management of the Portfolio. The other senior member of the team is Kenneth G. Fuller. Messrs. Salzmann and Dinsky are Partners of Lord Abbett. Messrs. Salzmann and Dinsky have been with Lord Abbett since 1997 and 2000, respectively. Mr. Fuller, Investment Manager--Large Cap Value, joined Lord Abbett in 2002 from Pioneer Investment Management, Inc., where he served as Portfolio Manager and Senior Vice President from 1999 to 2002. Prior thereto, he served as a Principal of Manley, Fuller Asset Management.

LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. The investment management team is headed by Kevin P. Ferguson who is primarily responsible for the day-to-day management of the Portfolio. Mr. Ferguson, Partner and Mid Cap Growth Investment Manager, joined Lord Abbett in 1999.

LORD ABBETT MID-CAP VALUE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Edward K. von der Linde heads the team and the other senior members of the team are Eileen Banko, Howard E. Hansen, and David G. Builder. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Portfolio. Mr. von der Linde is a Partner and joined Lord Abbett in 1988. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995, Ms. Banko, Equity Analyst, joined Lord Abbett in 1990, and Mr. Builder, Equity Analyst, joined Lord Abbett in 1998.
MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio and MFS(R) Value Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services, which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005.

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

  . The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

  . Mr. Melendez, Vice President of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General

    Manager for Schroders Argentina and three years as a Vice President, Latin
     American Fund Manager for Schroders Capital Management International,
     London.

  . Mr. Garcia, Vice President of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

MFS(R) VALUE PORTFOLIO

  . The Portfolio is co-managed by Mr. Nevin P. Chitkara and Mr. Steven R. Gorham. Mr. Chitkara is a Vice President of MFS and has been in the investment management area of MFS since 1997. Mr. Gorham is a Senior Vice President of MFS and has served as portfolio manager since 2002. Mr. Gorham has been in the investment management area of MFS since 1992.
MERRILL LYNCH INVESTMENT MANAGERS, L.P. ("MLIM"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, is the Adviser to the Mercury Large-Cap Core Portfolio of the Trust. MLIM is a wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"). Founded in 1885, Merrill Lynch is a leading global financial management and advisory company. MLIM was established in 1976 to provide an array of investment products to retail and institutional clients. As of December 31, 2005, MLIM had assets under management of approximately $544 billion.

  . The Portfolio is managed by a team of investment professionals who participate in the team's research process and stock selection. The senior investment professional in this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting and implementation of the Portfolio's investment strategy and the day-to-day management of its portfolio. He has been the Portfolio's portfolio manager since inception. Mr. Doll has been the President of MLIM since 2001.

NEUBERGER BERMAN MANAGEMENT, INC. ("Neuberger Berman"), 605 Third Avenue, 2/nd/ Floor, New York, New York 10158, is the Adviser to the Neuberger Berman Real Estate Portfolio of the Trust. Neuberger Berman is a wholly-owned subsidiary of Lehman Brothers Holdings, Inc., a publicly owned company. The firm and its affiliates manage $107.4 billion in total assets as of December 31, 2005 and continue an asset management history that began in 1939.

  . Steven R. Brown, a Vice President of Neuberger Berman and a Managing Director of Neuberger Berman, LLC. He joined Neuberger Berman in 2002 and from 1997 to 2002, he was a portfolio co-manager of a comparable fund at an investment firm specializing in securities of REITs.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Neuberger Berman Real Estate Portfolio and the Neuberger Berman Real Estate Fund, which is also advised by Neuberger Berman, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in April 2004, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Neuberger Berman, performance information regarding the Neuberger Berman Real Estate Fund is presented. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Neuberger Berman Real Estate Fund and the Portfolio will vary.

The table below compares the Neuberger Berman Real Estate Fund's average annual compounded total returns for the 1-year period and since inception of the Trust Class shares on 5/01/02 through 12/31/04 with the NAREIT Equity REIT Index, an unmanaged index which tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

     Average Annual Total Return as of 12/31/04
---------------------------------------------------
                                             Since
                                    1 Year Inception
----------------------------------- ------ ---------
Neuberger Berman Real Estate Fund--
 Trust Class shares                 13.08%   22.11%
NAREIT Equity REIT Index            12.13%   19.52%

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2005, PIMCO had approximately $594.1 billion in assets under management.

PIMCO TOTAL RETURN PORTFOLIO

  . Pasi Hamalainen, Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He has twelve years of investment experience and holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's in finance from The Wharton School at the University of Pennsylvania.

  . William H. Gross, CFA, Managing Director and chief investment officer, was a founding partner of PIMCO in 1971.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

  . John B. Brynjolfsson, CFA, Managing Director, Portfolio Manager. He is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed

    Bonds. Mr. Brynjolfsson joined PIMCO in 1989, previously having been associated with Charles River Associates and JP Morgan Securities. He has nineteen years of investment experience, and holds a bachelor's degree in physics and mathematics from Columbia College and an MBA in finance and economics from the MIT Sloan School of Management.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The PIMCO Inflation Protected Bond Portfolio and the PIMCO Real Return Fund, which is also advised by PIMCO, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in May 2003, it does not have a significant operating history. In order to provide you with the information regarding the investment capabilities of PIMCO, performance information regarding the PIMCO Real Return Fund is presented. Management fees paid by the PIMCO Real Return Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the PIMCO Real Return Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the PIMCO Real Return Fund, as a percentage of average net assets, applied to all prior periods Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of PIMCO Real Return Fund and the Portfolio will vary.

The table below compares the PIMCO Real Return Fund's average annual compounded total returns for the 1- and 5-year periods and since inception of the Class A shares on 1/27/97 through 12/31/05 with the Lehman Global Real: U.S. TIPS Bond Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

          Average Annual Total Return as of 12/31/04
-------------------------------------------------------------
                                                        Since
                                       1 Year  5 Year Inception
-------------------------------------- ------  ------ ---------
PIMCO Real Return Fund--Class A shares
 (without sales charge)                 2.17%   8.64%   7.81%
PIMCO Real Return Fund--Class A shares
 (with sales load)                     (0.89)%  7.98%   7.44%
Lehman Global Real: U.S. TIPS Index     2.84%   8.74%   7.33%*
* Index performance is from 1/31/97.

PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston, Massachusetts 02109, is the Adviser to the Pioneer Fund, Pioneer Mid-Cap Value and Pioneer Strategic Income Portfolios of the Trust. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $48 billion.

PIONEER FUND PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001.

PIONEER MID-CAP VALUE PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of J. Rodman Wright, portfolio manager, and Sean Gavin, assistant portfolio manager. Mr. Wright and Mr. Gavin are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Wright is a senior president of Pioneer. He joined Pioneer in 1994 as an analyst and has been an investment professional since 1988.
     Mr. Gavin is a vice president and joined Pioneer in 2002 as an assistant portfolio manager. Prior to joining Pioneer, Mr. Gavin was employed as an analyst at Boston Partners from 2000 to 2002 and at Delphi Management from 1998 to 2000.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Pioneer Mid-Cap Value Portfolio and the Pioneer Mid Cap Value Fund, which is also advised by Pioneer, have substantially similar investment objectives, policies, and strategies. Since the predecessor of the Portfolio commenced operations in 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Pioneer, performance information regarding the Pioneer Mid Cap Value Fund is presented. Management fees paid by the Pioneer Mid Cap Value Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Pioneer Mid Cap Value Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the Pioneer Mid Cap Value Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Pioneer Mid Cap Value Fund and the Portfolio will vary.

The table below compares the Pioneer Mid Cap Value Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05 with the Russell Midcap Value Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. Performance for periods prior to July 2, 1998 (the inception date of Class Y shares) reflects the performance of the Fund's Class A shares without sales charges. Performance does not reflect differences in expenses including Rule 12b-1 fees applicable to Class A shares. If such fees had been excluded, the performance for Class Y shares prior to inception would have been higher. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                            1 Year 5 Year 10 Year
------------------------------------------- ------ ------ -------
Pioneer Mid Cap Value Fund (Class Y shares)  8.07% 11.30% 11.09%
Russell Midcap Value Index                  12.65% 12.21% 13.65%

PIONEER STRATEGIC INCOME PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

PUTNAM INVESTMENT MANAGEMENT, LLC ("Putnam"), One Post Office Square, Boston, Massachusetts 02109, is the Adviser to the Met/Putnam Capital Opportunities Portfolio of the Trust. Putnam has been managing mutual funds since 1937 and is an indirect subsidiary of Marsh & McLennan Companies. As of December 31, 2005, Putnam had over $189 billion in assets under investment management.

  . Putnam's U.S. Small- and Mid-Cap Core Team has primary responsibility for the day-to-day management of the Portfolio. The following team members coordinate the team's management of the Portfolio: Joseph P. Joseph, Portfolio Leader, has been with Putnam since 1994; Tinh Bui, Portfolio Member, has been with Putnam since 2001--prior to 2001, with PPM America; Gerald I. Moore, Portfolio Member, has been with Putnam since 1997.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Putnam Capital Opportunities Portfolio and the Putnam Capital Opportunities Fund, which is also advised by Putnam, have substantially similar investment objectives, policies, and strategies. Putnam began managing the Portfolio on May 1, 2003. In order to provide you with information regarding the investment capabilities of Putnam, performance information regarding the Putnam Capital Opportunities Fund is presented. Management fees paid by the Putnam Capital Opportunities Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the

Putnam Capital Opportunities Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the Putnam Capital Opportunities Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Putnam Research Fund and the Portfolio will vary.

The table below compares the Putnam Capital Opportunities Fund's average annual compounded total returns for the 1- and 5-year periods and since inception on 6/1/98 through 12/31/05 with the Russell 2000 Index. Russell 2000 Index is a widely recognized unmanaged index that measures small company stock performance. Russell 2500 Index is a widely recognized unmanaged index that measures the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                                           Since
                                           1 Year 5 Year Inception
------------------------------------------ ------ ------ ---------
Putnam Capital Opportunities Fund--Class A
 shares (with sales charge)                10.47%  5.10%   8.82%
Russell 2000 Index                          4.55%  8.22%   6.61%
Russell 2500 Index                          8.11%  9.14%   8.88%

MORGAN STANLEY INVESTMENT MANAGEMENT INC., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"), 1221 Avenue of the Americas, New York, New York 10020, is the Adviser to the Van Kampen Comstock Portfolio of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2005, Van Kampen, together with its affiliated asset management companies managed approximately $434 billion in assets.

  . The Portfolio is managed by Van Kampen's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991. Mr. Leder and Mr. Holt are Executive Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Since the Portfolio commenced operations in April 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Van Kampen, performance information regarding the Van Kampen Comstock Composite is presented. This chart does not show you the performance of the Van Kampen Comstock Portfolio--it shows the performance of similar accounts also managed by Van Kampen. This chart shows the historical performance of the Van Kampen Comstock Composite. The accounts in the Composite have investment objectives, policies and strategies that are substantially similar to those of the Van Kampen Comstock Portfolio. As of December 31, 2005 the Composite consisted of 31 mutual funds.

The performance shows the historical track record of the Adviser and is not intended to imply how the Van Kampen Comstock Portfolio will perform. Total returns represent past performance of the Composite and not the Van Kampen Comstock Portfolio.

               Annual total returns/Average annual total returns
                   for the periods ending December 31, 2005

              Van Kampen                    Russell
               Comstock        S&P 500    1000 Value
Year/Period Composite (%)/1/ Index (%)/2/ Index (%)/2/
----------- ---------------  -----------  -----------
  2005            4.20           4.91         7.05
  2004           17.36          10.88        16.49
  2003           30.67          28.68        30.03
  2002          -19.80         -22.09       -15.52
  2001           -1.98         -11.88        -5.59
  2000           31.73          -9.12         7.02
  1999            2.26          21.04         7.35
  1998           20.05          28.57        15.63
  1997           29.84          33.36        35.18
  1996/3/         7.56           5.42        21.64

       /1 /This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The Van Kampen Comstock Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable.
       /2 /The Standard & Poor's 500 Composite Stock Price Index, an index of the stocks of approximately 500 large- and medium-sized companies traded in U.S. stock markets. Results include reinvested dividends. The Russell 1000 Value Index consists of those Russell 1000 companies with lower price to book ratios.
       /3 /The inception date of the composite was 11/1/96. Total returns and expenses are not annualized for the first year of operations.

DISTRIBUTION PLAN

Each Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% of the average daily net assets of each Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com); (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year, except for Met/AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio which have a fiscal year end of October 31. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares and Class B shares of each Portfolio (except for Dreman Small-Cap Value Portfolio, Federated High Yield Portfolio, Janus Capital Appreciation Portfolio, Mercury Large-Cap Core Portfolio, Met/AIM Capital Appreciation Portfolio, MFS(R) Value Portfolio, Pioneer

Fund Portfolio, Pioneer Mid-Cap Value Portfolio and Pioneer Strategic Income Portfolio which only offer Class A shares) only to the separate accounts of MetLife to fund Contracts. Class E shares of the Portfolios are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liqui-date investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A shares and Class B shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). With the exception of Dreman Small-Cap Value Portfolio, Federated High Yield Portfolio, Janus Capital Appreciation Portfolio, Mercury Large-Cap Core Portfolio, Met/AIM Capital Appreciation Portfolio, MFS(R) Value Portfolio, Pioneer Fund Portfolio, Pioneer Mid-Cap Value Portfolio and Pioneer Strategic Income Portfolio, this information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request. The information for the year ended December 31, 2005, in the cases of Dreman Small-Cap Value Portfolio, Federated High Yield Portfolio, Janus Capital Appreciation Portfolio, Mercury Large-Cap Core Portfolio, MFS(R) Value Portfolio, Pioneer Fund Portfolio and Pioneer Mid-Cap Value Portfolio, and for the year ended October 31, 2005, in the cases of Met/AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio, has been audited by Deloitte & Touche LLP. For the years 2001 through 2004, as applicable, other independent accountants have audited this information with respect to each of Dreman Small-Cap Value Portfolio, Federated High Yield Portfolio, Janus Capital Appreciation Portfolio, Mercury Large-Cap Core Portfolio, Met/AIM Capital Appreciation Portfolio, MFS(R) Value Portfolio, Pioneer Fund Portfolio, Pioneer Mid-Cap Value Portfolio and Pioneer Strategic Income Portfolio. Deloitte & Touche LLP's reports, along with each of the Dreman Small-Cap Value Portfolio's, Federated High Yield Portfolio's, Janus Capital Appreciation Portfolio's, Mercury Large-Cap Core Portfolio's, Met/AIM Capital Appreciation Portfolio's, MFS(R) Value Portfolio's, Pioneer Fund Portfolio's, Pioneer Mid-Cap Value Portfolio's and Pioneer Strategic Income Portfolio's, financial statements are included in the Annual Reports of The Travelers Series Trust (funds of which are the predecessors of each of the Dreman Small-Cap Value Portfolio, Federated High Yield Portfolio, Mercury Large-Cap Core Portfolio, Met/AIM Capital Appreciation Portfolio, MFS(R) Value Portfolio, Pioneer Fund Portfolio, Pioneer Mid-Cap Value Portfolio and Pioneer Strategic Income Portfolio) or, in the case of Janus Capital Appreciation Portfolio, Capital Appreciation Fund (which is the predecessor of the Janus Capital Appreciation Portfolio), which are also available upon request.

                                              DREMAN SMALL-CAP VALUE PORTFOLIO*

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS A                                                                           DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.00
                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT                                                                             0.07
NET REALIZED AND UNREALIZED GAINS                                                          1.30
                                                                                        -------
TOTAL FROM INVESTMENT OPERATIONS                                                           1.37
                                                                                        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                     (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                            (0.12)
                                                                                        -------
TOTAL DISTRIBUTIONS                                                                      (0.17)
                                                                                        -------
NET ASSET VALUE, END OF PERIOD                                                           $11.20
                                                                                        -------
TOTAL RETURN                                                                            13.56%+
                                                                                        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                      $5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                1.10%++
NET INVESTMENT INCOME                                                                   0.86%++
PORTFOLIO TURNOVER RATE                                                                    55%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                                                                3.83%++

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Style Focus Series - Small Cap Value Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for the period prior to May 1, 2006 is that of the predecessor Style Focus
   Series - Small Cap Value Portfolio.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  FEDERATED HIGH YIELD PORTFOLIO*


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------

CLASS A                                               2005(A)  2004   2003(A) 2002(A) 2001(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.62    $8.41  $7.37    $8.55   $9.50
                                                      ------  ------- ------  ------- -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.63     0.64   0.65     0.74    0.97
NET REALIZED AND UNREALIZED GAINS                     (0.41)     0.23   1.00  (0.46)* (0.77)*
                                                      ------  ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        0.22     0.87   1.65     0.28    0.20
                                                      ------  ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --   (0.66) (0.61)   (1.46)  (1.15)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             --       --     --     (--)      --
                                                      ------  ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                       --   (0.66) (0.61)   (1.46)  (1.15)
                                                      ------  ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                         $8.84    $8.62  $8.41    $7.37   $8.55
                                                      ------  ------- ------  ------- -------
TOTAL RETURN                                           2.55%   10.38% 22.39%    3.72%   1.94%
                                                      ------  ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $84      $87    $76      $48     $40
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.87%  0.83%**  0.90%    0.89%   0.89%
NET INVESTMENT INCOME                                  7.28%    7.42%  7.93%    9.09%  10.45%
PORTFOLIO TURNOVER RATE                                  36%      38%    57%      58%     44%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER:                   0.87%    0.87%  0.90%    0.89%   0.89%

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Federated High Yield Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Federated High Yield Portfolio.
** The Manager waived a portion of the management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

                                          JANUS CAPITAL APPRECIATION PORTFOLIO*

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2005(A) 2004(A) 2003(A) 2002(A)  2001(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $66.23  $55.41  $44.38   $60.30   $82.01
                                                      ------- ------- ------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.04)  (0.09)    0.07     0.14     0.61
NET REALIZED AND UNREALIZED GAINS (LOSSES)              12.09   10.91   10.99  (15.24)  (22.01)
                                                      ------- ------- ------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                        12.05   10.82   11.06  (15.10)  (21.40)
                                                      ------- ------- ------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --  (0.03)   (0.81)   (0.31)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS              --      --      --       --       --
                                                      ------- ------- ------- -------- --------
RETURN OF CAPITAL                                          --      -- (0.00)+   (0.01)       --
                                                      ------- ------- ------- -------- --------
TOTAL DISTRIBUTIONS                                        --      --  (0.03)   (0.82)   (0.31)
                                                      ------- ------- ------- -------- --------
NET ASSET VALUE, END OF PERIOD                         $78.28  $66.23  $55.41   $44.38   $60.30
                                                      ------- ------- ------- -------- --------
TOTAL RETURN                                           18.19%  19.53%  24.91% (25.09)% (26.09)%
                                                      ------- ------- ------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,137  $1,042    $986     $864   $1,300
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.78% 0.81%**   0.82%    0.84%    0.84%
NET INVESTMENT INCOME                                 (0.06)% (0.15)%   0.14%    0.27%    0.91%
PORTFOLIO TURNOVER RATE                                   30%     16%     59%      52%      47%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER:                    0.78%   0.82%   0.82%    0.84%    0.84%

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Capital Appreciation Fund, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Capital Appreciation Fund.
** The Manager waived a portion of its management fee for the year.
+  Rounds to less than $0.05 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                    NOVEMBER 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS A                                                                           DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.00
                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                        --
NET REALIZED AND UNREALIZED GAINS                                                          0.65
                                                                                        -------
TOTAL FROM INVESTMENT OPERATIONS                                                           0.65
                                                                                        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                --
                                                                                        -------
TOTAL DISTRIBUTIONS                                                                          --
                                                                                        -------
NET ASSET VALUE, END OF PERIOD                                                           $10.65
                                                                                        -------
TOTAL RETURN                                                                              6.50%
                                                                                        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                    $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                0.80%++
NET INVESTMENT INCOME                                                                   0.08%++
PORTFOLIO TURNOVER RATE                                                                   9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                             8.27%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                    NOVEMBER 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                      $10.00
                                                                                       ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                                       (0.01)
NET REALIZED AND UNREALIZED GAINS                                                           0.66
                                                                                       ---------
TOTAL FROM INVESTMENT OPERATIONS                                                            0.65
                                                                                       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                          --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                 --
                                                                                       ---------
TOTAL DISTRIBUTIONS                                                                           --
                                                                                       ---------
NET ASSET VALUE, END OF PERIOD                                                            $10.65
                                                                                       ---------
TOTAL RETURN                                                                               6.50%
                                                                                       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                     $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                 1.05%++
NET INVESTMENT LOSS                                                                    (0.36)%++
PORTFOLIO TURNOVER RATE                                                                    9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                              4.54%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO*

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                               2005(A)  2004(A)  2003(A)  2002(A)  2001(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $27.44   $24.41   $18.86   $25.05   $26.82
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.40     0.33     0.23     0.21     0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.61     2.82     5.56   (4.67)   (1.80)
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.01     3.15     5.79   (4.46)   (1.55)
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.31)   (0.12)   (0.24)   (0.21)   (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.55)       --       --   (1.52)       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (0.86)   (0.12)   (0.24)   (1.73)   (0.22)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $27.59   $27.44   $24.41   $18.86   $25.05
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             3.68%   12.92%   31.06% (17.95)%  (5.77)%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,985.7 $1,867.5 $1,167.7   $890.2 $1,205.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.53%    0.57%    0.62%    0.65%    0.64%
NET INVESTMENT INCOME                                    1.46%    1.30%    1.13%    0.94%    1.04%
PORTFOLIO TURNOVER RATE                                  45.9%    29.7%    37.0%    55.4%    69.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.55%**  0.56%**  0.62%**    0.67%    0.64%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                   N/A      N/A    0.61%    0.63%      N/A

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Lord Abbett Growth and Income Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Lord Abbett Growth and Income Portfolio.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                                               FOR THE PERIOD FROM
                                                                                  MARCH 22, 2001
                                                                                 (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A)  2004(A)  2003(A)  2002(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $27.27   $24.29   $18.78   $25.01        $23.59
                                           -------- -------- -------- --------       -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                          0.33     0.27     0.18     0.17          0.13
NET REALIZED AND UNREALIZED GAINS (LOSSES)     0.61     2.80     5.54   (4.67)          1.51
                                           -------- -------- -------- --------       -------
TOTAL FROM INVESTMENT OPERATIONS               0.94     3.07     5.72   (4.50)          1.64
                                           -------- -------- -------- --------       -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME         (0.23)   (0.09)   (0.21)   (0.21)        (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL      (0.55)       --       --   (1.52)            --
GAINS                                      -------- -------- -------- --------       -------
TOTAL DISTRIBUTIONS                          (0.78)   (0.09)   (0.21)   (1.73)        (0.22)
                                           -------- -------- -------- --------       -------
NET ASSET VALUE, END OF PERIOD               $27.43   $27.27   $24.29   $18.78        $25.01
                                           -------- -------- -------- --------       -------
TOTAL RETURN                                  3.39%   12.65%   30.73% (18.12)%        6.96%+
                                           -------- -------- -------- --------       -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $1,130.5 $1,282.3 $1,081.0   $337.3         $98.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                      0.78%    0.82%    0.86%    0.90%       0.89%++
NET INVESTMENT INCOME                         1.21%    1.08%    0.87%    0.78%       0.72%++
PORTFOLIO TURNOVER RATE                       45.9%    29.7%    37.0%    55.4%        69.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                  0.80%*   0.80%*   0.86%*    0.93%       0.89%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                           N/A      N/A    0.86%    0.88%           N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                                MAY 1, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $10.43   $9.24  $6.78     $8.95          $9.58
                                           ------- ------- ------  --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.04)  (0.04) (0.05)    (0.04)         (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    0.54    1.23   2.51    (2.13)         (0.60)
                                           ------- ------- ------  --------      ---------
TOTAL FROM INVESTMENT OPERATIONS              0.50    1.19   2.46    (2.17)         (0.63)
                                           ------- ------- ------  --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --     --        --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.74)      --     --        --             --
GAINS                                      ------- ------- ------  --------      ---------
TOTAL DISTRIBUTIONS                         (0.74)      --     --        --             --
                                           ------- ------- ------  --------      ---------
NET ASSET VALUE, END OF PERIOD              $10.19  $10.43  $9.24     $6.78          $8.95
                                           ------- ------- ------  --------      ---------
TOTAL RETURN                                 4.71%  12.76% 36.43%  (24.25)%       (6.58)%+
                                           ------- ------- ------  --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)      $21.5   $26.5  $27.6      $3.8           $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     0.90%   0.90%  0.90%     0.85%        0.85%++
NET INVESTMENT INCOME (LOSS)               (0.35)% (0.43)%  0.57%   (0.52)%      (0.54)%++
PORTFOLIO TURNOVER RATE                     103.9%   99.5% 119.0%     89.6%         89.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                  0.99%   0.95%  1.04%     1.69%        5.19%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                             FEBRUARY 12, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $10.30   $9.16   $6.75    $8.93         $10.00
                                           ------- ------- ------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.06)  (0.06)  (0.07)   (0.06)         (0.06)
NET REALIZED AND UNREALIZED LOSSES            0.54    1.20    2.48   (2.12)         (1.01)
                                           ------- ------- ------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS              0.48    1.14    2.41   (2.18)         (1.07)
                                           ------- ------- ------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --      --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.74)      --      --       --             --
GAINS                                      ------- ------- ------- --------      ---------
TOTAL DISTRIBUTIONS                         (0.74)      --      --       --             --
                                           ------- ------- ------- --------      ---------
NET ASSET VALUE, END OF PERIOD              $10.04  $10.30   $9.16    $6.75          $8.93
                                           ------- ------- ------- --------      ---------
TOTAL RETURN                                 4.58%  12.45%  35.70% (24.41)%      (10.70)%+
                                           ------- ------- ------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)      $40.9   $36.0   $27.6    $13.7           $8.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     1.15%   1.15%   1.14%    1.10%        1.10%++
NET INVESTMENT LOSS                        (0.58)% (0.66)% (0.83)%  (0.77)%      (0.78)%++
PORTFOLIO TURNOVER RATE                     103.9%   99.5%  119.0%    89.6%         89.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                  1.24%   1.20%   1.39%    1.98%        5.44%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT MID-CAP VALUE PORTFOLIO*

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------

CLASS A                                               2005(A) 2004(A) 2003(A) 2002(A) 2001(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $21.64  $17.80   $14.41  $16.64 $16.92
                                                      ------  ------  ------- ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19    0.17     0.15    0.16   0.14
NET REALIZED AND UNREALIZED GAINS                       1.60    4.25     3.62  (1.71)   1.14
                                                      ------  ------  ------- ------- ------
TOTAL FROM INVESTMENT OPERATIONS                        1.79    4.42     3.77  (1.55)   1.28
                                                      ------  ------  ------- ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.13)  (0.10)   (0.11)  (0.07) (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.83)  (0.48)   (0.27)  (0.61) (1.48)
                                                      ------  ------  ------- ------- ------
TOTAL DISTRIBUTIONS                                   (0.96)  (0.58)   (0.38)  (0.68) (1.56)
                                                      ------  ------  ------- ------- ------
NET ASSET VALUE, END OF PERIOD                        $22.47  $21.64   $17.80  $14.41 $16.64
                                                      ------  ------  ------- ------- ------
TOTAL RETURN                                           8.28%  24.82%   26.15% (9.31)%  8.10%
                                                      ------  ------  ------- ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $113.3  $125.1    $90.8   $74.0  $75.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.76%   0.78%    0.83%   0.89%  0.92%
NET INVESTMENT INCOME                                  0.86%   0.86%    0.98%   1.04%  0.86%
PORTFOLIO TURNOVER RATE                                26.2%   19.7%    18.8%   29.0%  40.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.76%     N/A  0.82%**   0.90%  0.94%

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Mid-Cap Value Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Mid-Cap Value Portfolio.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

                                            LORD ABBETT MID-CAP VALUE PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                               APRIL 3, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A)  2002(A) --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $21.48  $17.70    $14.35  $16.62        $16.41
                                           ------  ------  -------- -------       -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.14    0.12      0.11    0.13          0.08
NET REALIZED AND UNREALIZED GAINS            1.59    4.22      3.60  (1.72)          1.69
                                           ------  ------  -------- -------       -------
TOTAL FROM INVESTMENT OPERATIONS             1.73    4.34      3.71  (1.59)          1.77
                                           ------  ------  -------- -------       -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME         0.10  (0.08)    (0.09)  (0.07)        (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.83)  (0.48)    (0.27)  (0.61)        (1.48)
GAINS                                      ------  ------  -------- -------       -------
TOTAL DISTRIBUTIONS                        (0.93)  (0.56)    (0.36)  (0.68)        (1.56)
                                           ------  ------  -------- -------       -------
NET ASSET VALUE, END OF PERIOD             $22.28  $21.48    $17.70  $14.35        $16.62
                                           ------  ------  -------- -------       -------
TOTAL RETURN                                8.05%  24.50%    25.87% (9.58)%       11.33%+
                                           ------  ------  -------- -------       -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $229.0  $179.1    $100.0   $51.6         $16.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    1.01%   1.03%     1.08%   1.14%       1.15%++
NET INVESTMENT INCOME                       0.62%   0.60%     0.73%   0.83%       0.68%++
PORTFOLIO TURNOVER RATE                     26.2%   19.7%     18.8%   29.0%        40.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                 1.02%     N/A  1.06%+++   1.16%       1.17%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable.
(a) Net investment income per share calculated using average shares outstanding.

  MERCURY LARGE-CAP CORE PORTFOLIO* CLASS A

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
                                                      2005(A)  2004    2003  2002(A)  2001(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $9.05    $7.85  $6.52    $8.77   $12.15
                                                      ------  ------- ------ -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.02     0.04   0.05     0.03     0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)              1.07     1.21   1.33   (2.23)   (2.74)
                                                      ------  ------- ------ -------- --------
TOTAL FROM INVESTMENT OPERATIONS                        1.09     1.25   1.38   (2.20)   (2.73)
                                                      ------  ------- ------ -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --   (0.05) (0.05)   (0.05)  (0.00)+
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             --       --     --       --       --
                                                      ------  ------- ------ -------- --------
TOTAL DISTRIBUTIONS                                       --   (0.05) (0.05)   (0.05)      --+
                                                      ------  ------- ------ -------- --------
NET ASSET VALUE, END OF PERIOD                        $10.14    $9.05  $7.85    $6.52    $8.77
                                                      ------  ------- ------ -------- --------
TOTAL RETURN                                          12.04%   15.89% 21.16% (25.14)% (22.45)%
                                                      ------  ------- ------ -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $131     $126   $115     $106     $166
RATIOS TO AVERAGE NET ASSETS /(1)/:

EXPENSES                                               0.91%  0.92%**  0.99%    0.94%    0.92%
NET INVESTMENT INCOME                                  0.23%    0.51%  0.67%    0.44%    0.10%
PORTFOLIO TURNOVER RATE                                  79%     136%   182%     104%      98%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER:                   0.91%    0.95%  0.99%    0.94%    0.92%

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Mercury Large Cap Core Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Mercury Large Cap Core Portfolio.
** The Manager waived a portion of its management fee for the year.
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MET/AIM CAPITAL APPRECIATION PORTFOLIO*

                                                    FOR THE YEARS ENDED OCTOBER 31,
                                              -------------------------------------------
CLASS A                                       2005(A)   2004     2003     2002     2001
-----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $9.98    $9.63     $8.04    $9.11   $21.73
                                              ------  -------   ------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                    0.04   (0.02)    (0.02)   (0.03)   (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)      1.10     0.37      1.61   (1.04)   (8.72)
                                              ------  -------   ------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                1.14     0.35      1.59   (1.07)   (8.74)
                                              ------  -------   ------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.01)       --        --       --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS     --       --        --       --   (3.88)
                                              ------  -------   ------- -------- --------
TOTAL DISTRIBUTIONS                           (0.01)       --        --       --   (3.88)
                                              ------  -------   ------- -------- --------
NET ASSET VALUE, END OF PERIOD                $11.11    $9.98     $9.63    $8.04    $9.11
                                              ------  -------   ------- -------- --------
TOTAL RETURN                                  11.47%    3.63%    19.78% (11.75)% (43.36)%
                                              ------  -------   ------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $238     $234      $178     $172     $224
RATIOS TO AVERAGE NET ASSETS

EXPENSES                                       0.85%    0.85%**   0.85%    0.85%    0.83%
NET INVESTMENT INCOME                          0.34%  (0.18)%   (0.25)%  (0.28)%  (0.20)%
PORTFOLIO TURNOVER RATE                          83%      71%       49%      81%      88%

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the AIM Capital
   Appreciation Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor AIM Capital Appreciation Portfolio and its predecessor fund.
** The Manager waived a portion of its management fee for the year ended
   October 31, 2004. The actual expense ratio did not change due to this waiver.
(a) Net investment income per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                         JANUARY 2, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.84     $12.03      $8.65            $11.85
                                                       -------    -------    -------        ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.07)     (0.09)     (0.08)            (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.18       0.90       3.46            (3.09)
                                                       -------    -------    -------        ---------
TOTAL FROM INVESTMENT OPERATIONS                         1.11       0.81       3.38            (3.20)
                                                       -------    -------    -------        ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --         --         --                --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)         --         --                --
                                                       -------    -------    -------        ---------
TOTAL DISTRIBUTIONS:                                   (0.29)         --         --                --
                                                       -------    -------    -------        ---------
NET ASSET VALUE, END OF PERIOD                         $13.66     $12.84     $12.03             $8.65
                                                       -------    -------    -------        ---------
TOTAL RETURN                                            8.59%      6.73%     39.08%         (27.00)%+
                                                       -------    -------    -------        ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $215.4      $92.5       $6.2              $6.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.99%      1.03%      1.04%           1.05%++
NET INVESTMENT LOSS                                   (0.53)%    (0.74)%    (0.78)%         (0.64)%++
PORTFOLIO TURNOVER RATE                                 74.8%      94.9%      29.8%            19.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.96%*     1.02%*      1.16%           2.10%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                  N/A        N/A        N/A           1.03%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not Applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                              OCTOBER 9, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $12.74  $11.97   $8.62   $11.89         $10.00
                                           ------- ------- ------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.10)  (0.12)  (0.11)   (0.08)         (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    1.16    0.89    3.46   (3.19)           1.91
                                           ------- ------- ------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS              1.06    0.77    3.35   (3.27)           1.89
                                           ------- ------- ------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --      --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.29)      --      --       --             --
GAINS                                      ------- ------- ------- --------      ---------
TOTAL DISTRIBUTIONS:                        (0.29)      --      --       --             --
                                           ------- ------- ------- --------      ---------
NET ASSET VALUE, END OF PERIOD              $13.51  $12.74  $11.97    $8.62         $11.89
                                           ------- ------- ------- --------      ---------
TOTAL RETURN                                 8.27%   6.43%  38.86% (27.50)%        18.90%+
                                           ------- ------- ------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $297.1  $309.7  $206.3    $47.1           $7.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     1.25%   1.29%   1.30%    1.30%        1.30%++
NET INVESTMENT LOSS                        (0.80)% (1.03)% (1.04)%  (0.87)%      (0.92)%++
PORTFOLIO TURNOVER RATE                      74.8%   94.9%   29.8%    19.5%          5.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                 1.20%*  1.23%*   1.36%    2.32%        5.22%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                          N/A     N/A     N/A    1.28%            N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO*


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                     ----------------------------------------
CLASS A                                              2005(A) 2004(A) 2003(A) 2002(A)  2001(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                 $14.13  $11.92   $9.26    $11.74  $14.82
                                                     ------  ------  ------  -------- -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                  0.04    0.04    0.01     0.00+    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)             1.38    2.17    2.65    (2.47)  (1.22)
                                                     ------  ------  ------  -------- -------
TOTAL FROM INVESTMENT OPERATIONS                       1.42    2.21    2.66    (2.47)  (1.20)
                                                     ------  ------  ------  -------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                 (0.04)      --      --    (0.01)  (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            --      --      --        --  (1.86)
                                                     ------  ------  ------  -------- -------
TOTAL DISTRIBUTIONS                                  (0.04)      --      --    (0.01)  (1.88)
                                                     ------  ------  ------  -------- -------
NET ASSET VALUE, END OF PERIOD                       $15.51  $14.13  $11.92     $9.26  $11.74
                                                     ------  ------  ------  -------- -------
TOTAL RETURN                                         10.08%  18.54%  28.73%  (21.05)% (8.42)%
                                                     ------  ------  ------  -------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $39.5   $46.9   $50.0     $47.2   $76.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                              1.22%   1.19%   1.25%     1.20%   1.09%
NET INVESTMENT INCOME                                 0.29%   0.34%   0.08%     0.01%   0.14%
PORTFOLIO TURNOVER RATE                               88.3%   84.5%  231.2%     77.6%   79.9%
(1)RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              1.22%     N/A     N/A       N/A     N/A

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Small Cap Stock Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Small Cap Stock Portfolio. Effective May 1, 2003, the Portfolio changed its name to Met/Putnam Capital Opportunities Portfolio and Putnam Investment Management, LLC became the Portfolio's Adviser.
+  Less than $.0005 per share
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                    MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO*

                                                                            FOR THE PERIOD FROM
                                                                               APRIL 3, 2001
                                                                              (COMMENCEMENT OF
                                                                               OPERATIONS) TO
CLASS B                                    2005(A) 2004(A) 2003(A) 2002(A)  DECEMBER 31, 2001(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $14.01  $11.84    $9.23   $11.72          $12.25
                                           ------  ------  ------- --------      ----------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                 0.01    0.01   (0.02)   (0.02)           0.00+
NET REALIZED AND UNREALIZED GAINS (LOSSES)   1.36    2.16     2.63   (2.46)            1.35
                                           ------  ------  ------- --------      ----------
TOTAL FROM INVESTMENT OPERATIONS             1.37    2.17     2.61   (2.48)            1.35
                                           ------  ------  ------- --------      ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.02)      --       --   (0.01)          (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL        --      --       --       --          (1.86)
GAINS                                      ------  ------  ------- --------      ----------
TOTAL DISTRIBUTIONS                        (0.02)      --       --   (0.01)          (1.88)
                                           ------  ------  ------- --------      ----------
NET ASSET VALUE, END OF PERIOD             $15.36  $14.01   $11.84    $9.23          $11.72
                                           ------  ------  ------- --------      ----------
TOTAL RETURN                                9.79%  18.33%   28.28% (21.19)%        10.61%++
                                           ------  ------  ------- --------      ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)      $5.3    $4.0     $2.9     $2.1            $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    1.47%   1.45%    1.50%    1.47%        1.40%+++
NET INVESTMENT INCOME (LOSS)                0.05%   0.12%  (0.20)%  (0.23)%      (0.10)%+++
PORTFOLIO TURNOVER RATE                     88.3%   84.5%   231.2%    77.6%         79.9%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                 1.47%     N/A      N/A      N/A             N/A

--------------------------------------------------------------------------------
* Effective May 1, 2003, the Portfolio changed its name to Met/Putnam Capital Opportunities Portfolio and Putnam Investment Management, LLC became the Portfolio's Adviser.
+  Less than $.0005 per share
++ Non-annualized
+++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                                MAY 1, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.72   $9.81   $7.49     $8.48          $9.55
                                           ------  ------  ------  --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                 0.14    0.08    0.06      0.06         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)   1.83    1.85    2.34    (1.04)         (1.04)
                                           ------  ------  ------  --------      ---------
TOTAL FROM INVESTMENT OPERATIONS             1.97    1.93    2.40    (0.98)         (1.05)
                                           ------  ------  ------  --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.07)      --  (0.08)    (0.01)         (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.62)  (0.02)      --        --             --
GAINS                                      ------  ------  ------  --------      ---------
TOTAL DISTRIBUTIONS                        (0.69)  (0.02)  (0.08)    (0.01)         (0.02)
                                           ------  ------  ------  --------      ---------
NET ASSET VALUE, END OF PERIOD             $13.00  $11.72   $9.81     $7.49          $8.48
                                           ------  ------  ------  --------      ---------
TOTAL RETURN                               16.77%  19.72%  32.20%  (11.52)%      (11.04)%+
                                           ------  ------  ------  --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $624.2  $304.0   $67.3      $9.4           $3.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.93%   1.06%   1.09%     1.00%        1.00%++
NET INVESTMENT INCOME (LOSS)                1.18%   0.75%   0.68%     0.73%      (0.01)%++
PORTFOLIO TURNOVER RATE                     84.5%   98.5%   99.0%    114.1%        133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                0.93%*  0.94%*   1.11%     1.86%        5.08%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                         N/A     N/A   1.09%     1.00%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                             FEBRUARY 12, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.68   $9.79   $7.47     $8.48         $10.00
                                           ------  ------  ------  --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.11    0.05    0.05      0.03           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)   1.81    1.86    2.33    (1.03)         (1.52)
                                           ------  ------  ------  --------      ---------
TOTAL FROM INVESTMENT OPERATIONS             1.92    1.91    2.38    (1.00)         (1.51)
                                           ------  ------  ------  --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.04)      --  (0.06)    (0.01)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.62)  (0.02)      --        --             --
GAINS                                      ------  ------  ------  --------      ---------
TOTAL DISTRIBUTIONS                        (0.66)  (0.02)  (0.06)    (0.01)         (0.01)
                                           ------  ------  ------  --------      ---------
NET ASSET VALUE, END OF PERIOD             $12.94  $11.68   $9.79     $7.47          $8.48
                                           ------  ------  ------  --------      ---------
TOTAL RETURN                               16.42%  19.56%  32.04%  (11.80)%      (15.14)%+
                                           ------  ------  ------  --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $443.5  $396.0  $186.0     $67.1          $14.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    1.19%   1.32%   1.33%     1.25%        1.25%++
NET INVESTMENT INCOME                       0.90%   0.47%   0.56%     0.34%        0.13%++
PORTFOLIO TURNOVER RATE                     84.5%   98.5%   99.0%    114.1%        133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                1.19%*  1.18%*   1.39%     2.07%        5.33%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                         N/A     N/A   1.33%     1.25%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) VALUE PORTFOLIO*

                                                                FOR THE YEARS ENDED DECEMBER 31
                                                             -------------------------------------

CLASS A                                                      2005(A)  2004   2003    2002   2001(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $12.32  $10.83  $8.80   $10.83 $10.89
                                                             ------  ------ ------ -------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.17    0.14   0.13     0.12   0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     0.63    1.59   2.04   (1.53)     --+
                                                             ------  ------ ------ -------- ------
TOTAL FROM INVESTMENT OPERATIONS                               0.80    1.73   2.17   (1.41)   0.11
                                                             ------  ------ ------ -------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.15)  (0.14) (0.14)   (0.21) (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                (0.53)  (0.10)     --   (0.41) (0.09)
                                                             ------  ------ ------ -------- ------
TOTAL DISTRIBUTIONS                                          (0.68)  (0.24) (0.14)   (0.62) (0.17)
                                                             ------  ------ ------ -------- ------
NET ASSET VALUE, END OF PERIOD                               $12.44  $12.32 $10.83    $8.80 $10.83
                                                             ------  ------ ------ -------- ------
TOTAL RETURN                                                  6.44%  15.97% 24.61% (13.14)%  1.00%
                                                             ------  ------ ------ -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $79     $47    $40      $31    $32
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.99%   1.00%  1.00%    1.00%  1.00%
NET INVESTMENT INCOME                                         1.36%   1.30%  1.44%    1.38%  1.01%
PORTFOLIO TURNOVER RATE                                         23%     47%    57%      60%   123%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                 1.00%   1.14%  1.08%    1.13%  1.11%

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the MFS(R) Value Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor MFS(R) Value Portfolio.
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                         NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $12.47                $10.00
                                                                    ------              --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.30                  0.55
NET REALIZED AND UNREALIZED GAINS                                     1.40                  2.42
                                                                    ------              --------
TOTAL FROM INVESTMENT OPERATIONS                                      1.70                  2.97
                                                                    ------              --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --                (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.02)                (0.28)
                                                                    ------              --------
TOTAL DISTRIBUTIONS                                                 (0.02)                (0.50)
                                                                    ------              --------
NET ASSET VALUE, END OF PERIOD                                      $14.15                $12.47
                                                                    ------              --------
TOTAL RETURN                                                        13.61%              29.73%++
                                                                    ------              --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $204.1                 $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.69%                0.84%+
NET INVESTMENT INCOME                                                2.27%                6.76%+
PORTFOLIO TURNOVER RATE                                              13.5%               52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.70%                0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $12.47               $10.00
                                                                    ------              -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.26                 0.26
NET REALIZED AND UNREALIZED GAINS                                     1.40                 2.69
                                                                    ------              -------
TOTAL FROM INVESTMENT OPERATIONS                                      1.66                 2.95
                                                                    ------              -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --               (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.02)               (0.28)
                                                                    ------              -------
TOTAL DISTRIBUTIONS                                                 (0.02)               (0.48)
                                                                    ------              -------
NET ASSET VALUE, END OF PERIOD                                      $14.11               $12.47
                                                                    ------              -------
TOTAL RETURN                                                        13.29%              29.55%+
                                                                    ------              -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $316.4               $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.94%              0.98%++
NET INVESTMENT INCOME                                                2.00%              3.45%++
PORTFOLIO TURNOVER RATE                                              13.5%               52.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.95%              0.98%++

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 1, 2003
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2003(A)
CLASS A                                                      2005(A)   2004(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $10.64    $10.29          $10.00
                                                             --------  --------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.31      0.16            0.07
NET REALIZED AND UNREALIZED GAINS                              (0.15)      0.81            0.47
                                                             --------  --------        --------
TOTAL FROM INVESTMENT OPERATIONS                                 0.16      0.97            0.54
                                                             --------  --------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                               --    (0.11)          (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.02)    (0.51)          (0.21)
                                                             --------  --------        --------
TOTAL DISTRIBUTIONS                                            (0.02)    (0.62)          (0.25)
                                                             --------  --------        --------
NET ASSET VALUE, END OF PERIOD                                 $10.78    $10.64          $10.29
                                                             --------  --------        --------
TOTAL RETURN                                                    1.48%     9.41%         5.47%++
                                                             --------  --------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $585.8    $331.3            $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.55%     0.62%          0.70%+
NET INVESTMENT INCOME                                           2.85%     1.39%          0.72%+
PORTFOLIO TURNOVER RATE                                      1,228.7%  1,173.9%        935.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                     N/A       N/A          0.74%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 1, 2003
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2003(A)
CLASS B                                                      2005(A)   2004(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $10.63    $10.29         $10.00
                                                             --------  --------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.27      0.08           0.07
NET REALIZED AND UNREALIZED GAINS                              (0.12)      0.84           0.46
                                                             --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                 0.15      0.92           0.53
                                                             --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                               --    (0.07)         (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.02)    (0.51)         (0.21)
                                                             --------  --------        -------
TOTAL DISTRIBUTIONS                                            (0.02)    (0.58)         (0.24)
                                                             --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                 $10.76    $10.63         $10.29
                                                             --------  --------        -------
TOTAL RETURN                                                    1.39%     8.99%         5.35%+
                                                             --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $385.4    $502.3         $366.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.80%     0.81%        0.84%++
NET INVESTMENT INCOME                                           2.52%     0.73%        0.64%++
PORTFOLIO TURNOVER RATE                                      1,228.7%  1,173.9%        935.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                     N/A       N/A        0.84%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                                MAY 1, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------  DECEMBER 31, 2001(A)
CLASS A                                    2005(A)  2004(A) 2003(A) 2002(A) --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.40   $11.61  $11.34  $10.35         $10.03
                                           ------   ------  ------  ------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.40     0.20    0.28    0.33           0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES) (0.12)     0.40    0.23    0.66           0.40
                                           ------   ------  ------  ------        -------
TOTAL FROM INVESTMENT OPERATIONS             0.28     0.60    0.51    0.99           0.67
                                           ------   ------  ------  ------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.01)   (0.81)  (0.13)      --         (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.07)       --  (0.11)      --         (0.15)
GAINS                                      ------   ------  ------  ------        -------
TOTAL DISTRIBUTIONS                        (0.08)   (0.81)  (0.24)      --         (0.35)
                                           ------   ------  ------  ------        -------
NET ASSET VALUE, END OF PERIOD             $11.60   $11.40  $11.61  $11.34         $10.35
                                           ------   ------  ------  ------        -------
TOTAL RETURN                                2.46%    5.25%   4.53%   9.57%         6.68%+
                                           ------   ------  ------  ------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $912.6   $578.0  $194.5  $155.0          $59.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.57%    0.57%   0.59%   0.65%        0.65%++
NET INVESTMENT INCOME                       3.42%    1.69%   2.43%   3.06%        3.76%++
PORTFOLIO TURNOVER RATE                    344.2%   416.0%  547.1%  474.4%        346.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                    0.57%      N/A  0.57%*  0.64%*        1.15%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                                             FOR THE PERIOD FROM
                                                                              FEBRUARY 12, 2001
                                                                               (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                           --------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A)  2004(A)  2003(A) 2002(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $11.32   $11.54 $11.29  $10.33         $10.00
                                           -------- -------- ------  ------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                          0.37     0.19   0.24    0.31           0.32
NET REALIZED AND UNREALIZED GAINS (LOSSES)   (0.12)     0.38   0.25    0.65           0.34
                                           -------- -------- ------  ------        -------
TOTAL FROM INVESTMENT OPERATIONS               0.25     0.57   0.49    0.96           0.66
                                           -------- -------- ------  ------        -------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
INCOME                                           --   (0.79) (0.13)      --         (0.18)
DISTRIBUTIONS FROM NET REALIZED CAPITAL      (0.07)       -- (0.11)      --         (0.15)
GAINS                                      -------- -------- ------  ------        -------
TOTAL DISTRIBUTIONS                          (0.07)   (0.79) (0.24)      --         (0.33)
                                           -------- -------- ------  ------        -------
NET ASSET VALUE, END OF PERIOD               $11.50   $11.32 $11.54  $11.29         $10.33
                                           -------- -------- ------  ------        -------
TOTAL RETURN                                  2.25%    4.98%  4.53%   9.29%         6.68%+
                                           -------- -------- ------  ------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $1,107.7 $1,028.5 $893.8  $427.7          $46.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                      0.82%    0.81%  0.83%   0.90%        0.90%++
NET INVESTMENT INCOME                         3.13%    1.66%  2.07%   2.85%        3.48%++
PORTFOLIO TURNOVER RATE                      344.2%   416.0% 547.1%  474.4%        346.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                      0.82%      N/A 0.82%*  0.90%*        1.40%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                                        PIONEER FUND PORTFOLIO*


                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2005(A) 2004(A) 2003(A) 2002(A)  2001(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.03   $10.92  $8.94    $13.87   $19.22
                                                      ------  ------- ------  -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.13     0.11   0.15      0.32     0.37
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.59     1.11   1.98    (4.47)   (4.65)
                                                      ------  ------- ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                        0.72     1.22   2.13    (4.15)   (4.28)
                                                      ------  ------- ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --   (0.11) (0.15)    (0.78)   (0.30)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             --       --     --        --   (0.77)
                                                      ------  ------- ------  -------- --------
TOTAL DISTRIBUTIONS                                       --   (0.11) (0.15)    (0.78)   (1.07)
                                                      ------  ------- ------  -------- --------
NET ASSET VALUE, END OF PERIOD                        $12.75   $12.03 $10.92     $8.94   $13.87
                                                      ------  ------- ------  -------- --------
TOTAL RETURN                                           5.99%   11.13% 23.78%  (30.21)% (23.00)%
                                                      ------  ------- ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $46      $33    $27       $22      $39
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               1.01%  0.99%**  1.12%     0.90%    0.81%
NET INVESTMENT INCOME                                  1.03%    0.98%  1.56%     2.88%    2.18%
PORTFOLIO TURNOVER RATE                                  16%      19%    98%       25%      20%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER:                       1.01%    1.12%  1.12%     0.90%    0.81%

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Pioneer Fund Portfolio, a series of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Pioneer Fund Portfolio.
** The investment manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

  PIONEER MID-CAP VALUE PORTFOLIO*

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS A                                                                           DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.00
                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                      0.03
NET REALIZED AND UNREALIZED GAINS                                                          0.95
                                                                                        -------
TOTAL FROM INVESTMENT OPERATIONS                                                           0.98
                                                                                        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                     (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                            (0.18)
                                                                                        -------
TOTAL DISTRIBUTIONS                                                                      (0.20)
                                                                                        -------
NET ASSET VALUE, END OF PERIOD                                                           $10.78
                                                                                        -------
TOTAL RETURN                                                                             9.84%+
                                                                                        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                      $6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                1.00%++
NET INVESTMENT INCOME                                                                   0.43%++
PORTFOLIO TURNOVER RATE                                                                    44%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                                                                3.08%++

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Pioneer Mid-Cap Value Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for the period prior to May 1, 2006 is that of the predecessor Pioneer Mid-Cap Value Portfolio.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                            PIONEER STRATEGIC INCOME PORTFOLIO*


                                                 FOR THE YEARS ENDED OCTOBER 31,
                                              --------------------------------------
CLASS A                                       2005(A) 2004(A) 2003(A)  2002    2001
------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $9.73    $9.53  $8.94    $9.94 $10.31
                                              ------  ------- ------  ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.53     0.57   0.63    1.14+   0.93
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (0.04)     0.48   1.04  (0.94)+ (0.47)
                                              ------  ------- ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS                0.49     1.05   1.67     0.20   0.46
                                              ------  ------- ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.66)   (0.85) (1.08)   (1.20) (0.83)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS     --       --     --       --     --
                                              ------  ------- ------  ------- ------
TOTAL DISTRIBUTIONS                           (0.66)   (0.85) (1.08)   (1.20) (0.83)
                                              ------  ------- ------  ------- ------
NET ASSET VALUE, END OF PERIOD                 $9.56    $9.73  $9.53    $8.94  $9.94
                                              ------  ------- ------  ------- ------
TOTAL RETURN                                   5.17%   11.66% 20.56%    2.00%  4.60%
                                              ------  ------- ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $186     $107   $100      $97   $128
RATIOS TO AVERAGE NET ASSETS:

EXPENSES                                       0.86%  0.90%**  1.00%    0.93%  0.90%
NET INVESTMENT INCOME                          5.58%    6.19%  7.05%   8.24%+  8.83%
PORTFOLIO TURNOVER RATE                          37%      56%   141%     208%   150%

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Pioneer Strategic
   Income Portfolio, a series of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Pioneer Strategic Income Portfolio and the predecessor fund.
** The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.
+ Effective November 1, 2001, the Portfolio adopted a change in the accounting method that requires the Portfolio to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended
   October 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $1.16, $(0.96), and 8.42%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(a) Net investment income per share was calculated using average shares outstanding.

  VAN KAMPEN COMSTOCK PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS A                                                                           DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.00
                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                      0.14
NET REALIZED AND UNREALIZED GAINS                                                          0.45
                                                                                        -------
TOTAL FROM INVESTMENT OPERATIONS                                                           0.59
                                                                                        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                     (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                            (0.08)
                                                                                        -------
TOTAL DISTRIBUTIONS                                                                      (0.19)
                                                                                        -------
NET ASSET VALUE, END OF PERIOD                                                           $10.40
                                                                                        -------
TOTAL RETURN                                                                             5.93%+
                                                                                        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                  $880.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                0.68%++
NET INVESTMENT INCOME                                                                   2.02%++
PORTFOLIO TURNOVER RATE                                                                 75.7%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                             0.68%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                  VAN KAMPEN COMSTOCK PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.00
                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                      0.12
NET REALIZED AND UNREALIZED GAINS                                                          0.46
                                                                                        -------
TOTAL FROM INVESTMENT OPERATIONS                                                           0.58
                                                                                        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                     (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                            (0.08)
                                                                                        -------
TOTAL DISTRIBUTIONS                                                                      (0.19)
                                                                                        -------
NET ASSET VALUE, END OF PERIOD                                                           $10.39
                                                                                        -------
TOTAL RETURN                                                                             5.75%+
                                                                                        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                0.93%++
NET INVESTMENT INCOME                                                                   1.71%++
PORTFOLIO TURNOVER RATE                                                                  75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                             0.93%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                    Harris Oakmark International Portfolio

                                Class A Shares

                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                           PAGE

             INTRODUCTION                                   3
                Understanding the Trust                     3
                Understanding the Portfolio                 3

             THE PORTFOLIO                                  4

               INVESTMENT SUMMARY                           4
                Harris Oakmark International Portfolio      5

               MANAGEMENT                                   14
                The Manager                                 14
                Expense Limitation Agreement                14
                The Adviser                                 15

             YOUR INVESTMENT                                16
                Shareholder Information                     16
                Dividends, Distributions and Taxes          16
                Sales and Purchases of Shares               17

             FINANCIAL HIGHLIGHTS                           22

             FOR MORE INFORMATION                       Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization.

The Portfolio's Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. The Adviser expects to invest in 30 to 60 companies. Although the Adviser expects the Portfolio to operate as a diversified investment company, the Portfolio will retain its "non-diversified" classification to give the Adviser the flexibility to pursue a more selective investment strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

NON-DIVERSIFICATION RISK. A non-diversified portfolio may invest its assets in a small number of issuers. Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P.

 PORTFOLIO MANAGEMENT:

..  Harris Associates L.P. see page 15

..  For financial highlights see page 22

became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                     [CHART]

Year-by-Year Total Return as of 12/31 of Each Year


  03      04      05
------  ------  ------
35.36%  20.80%  14.48%



High Quarter:   2nd - 2003      +24.97%
Low Quarter:    1st - 2003      -12.15%

The table below compares the Portfolio's Class A share's average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
------------------------------------------
                           Since   Inception
                  1 Year Inception   Date
---------------   ------ --------- ---------
Class A           14.48%   11.44%   1/2/02
MSCI EAFE Index   14.02%   12.74%*
*Index performance is from 1/1/02.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A
---------------------------------------------------
Management Fee                               0.82%
---------------------------------------------------
12b-1 Fees                                   None
---------------------------------------------------
Other Expenses                               0.13%
---------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.95%
---------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.10% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.94% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     97
-----------------
3 Years  $    304
-----------------
5 Years  $    528
-----------------
10 Years $  1,171
-----------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.85% of first $100 million of such assets plus 0.80% of such assets over $100 million up to $1 billion plus 0.75% of such assets over $1 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Trust's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 1.10% of daily net assets for Class A shares of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

HARRIS ASSOCIATES L.P. ("Harris"), Two North LaSalle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Portfolio. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based IXIS Asset Management US Group L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $63.4 billion of assets as of December 31, 2005.

David G. Herro, CFA, Partner and Chief Investment Officer-International, and Robert A. Tayler, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1992 as an International Analyst.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. Class B and Class E shares are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's Class A shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report is included in the Annual Report of the Trust, which is available upon request.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO
         (FORMERLY STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO)*

                                                                                       FOR THE PERIOD FROM
                                                                                         JANUARY 2, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $14.36     $11.89      $8.89           $10.81
                                                       --------   --------   --------       ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.21       0.04     (0.08)             0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)                1.87       2.43       3.22           (1.97)
                                                       --------   --------   --------       ---------
TOTAL FROM INVESTMENT OPERATIONS                          2.08       2.47       3.14           (1.91)
                                                       --------   --------   --------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.02)         --     (0.11)           (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.19)         --     (0.03)               --
                                                       --------   --------   --------       ---------
TOTAL DISTRIBUTIONS                                     (0.21)         --     (0.14)           (0.01)
                                                       --------   --------   --------       ---------
NET ASSET VALUE, END OF PERIOD                          $16.23     $14.36     $11.89            $8.89
                                                       --------   --------   --------       ---------
TOTAL RETURN                                            14.48%     20.80%     35.36%        (17.64)%+
                                                       --------   --------   --------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $644.5     $276.4       $8.4             $4.8
RATIOS TO AVERAGE NET ASSETS /(1)/:

EXPENSES                                                 0.94%      1.04%      1.16%          1.10%++
NET INVESTMENT INCOME                                    1.37%      0.32%      0.80%          0.68%++
PORTFOLIO TURNOVER RATE                                  11.5%      11.3%      22.1%           82.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.96%+++   1.03%+++   1.21%+++          2.49%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                   N/A        N/A      1.15%          1.08%++

--------------------------------------------------------------------------------
* Effective January 1, 2003, the Portfolio changed its name to Harris Oakmark International Portfolio and Harris Associates L.P. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                     MetLife Defensive Strategy Portfolio

                      MetLife Moderate Strategy Portfolio

                      MetLife Balanced Strategy Portfolio

                       MetLife Growth Strategy Portfolio

                     MetLife Aggressive Strategy Portfolio

                          Class A and Class B Shares

                                __PROSPECTUS__


                                  MAY 1, 2006


Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and
       Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____



            INTRODUCTION                                     3
               Understanding the Trust                       3
               Understanding the Portfolios                  3

            THE PORTFOLIOS                                   7

              INVESTMENT SUMMARY                             7
               MetLife Defensive Strategy Portfolio          8
               MetLife Moderate Strategy Portfolio           13
               MetLife Balanced Strategy Portfolio           18
               MetLife Growth Strategy Portfolio             23
               MetLife Aggressive Strategy Portfolio         28

              PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS     33

              MANAGEMENT                                     39
               The Manager                                   39
               Distribution Plan                             41

            YOUR INVESTMENT                                  43
               Shareholder Information                       43
               Dividends, Distributions and Taxes            43
               Sales and Purchases of Shares                 45

            FINANCIAL HIGHLIGHTS                             49

            FOR MORE INFORMATION                         Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-three managed investment portfolios or mutual funds, only five of which are offered through this Prospectus (the "Portfolios"). Each of the five Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A and Class B shares of the Portfolios are currently only sold to separate accounts of certain affiliates of Metropolitan Life Insurance Company (collectively, "MetLife") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts").

  As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

UNDERSTANDING THE PORTFOLIOS


Each Portfolio is well diversified and was designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Fund") which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios"). Each Portfolio has a target allocation among the three types of asset classes (equity, fixed income and cash/money market). Met Investors Advisory LLC (the "Manager") establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which a Portfolio invests based on, among other things, the underlying Portfolios' investment objectives and policies, the Manager's investment process, its outlook for the economy, interest rates, financial markets and historical performance of each Underlying Portfolio and/or asset class. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios or change the allocations among the Underlying Portfolios. Information regarding the



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

Underlying Portfolios is included in the prospectuses for those portfolios dated May 1, 2006. Copies of the Prospectuses may be obtained free of charge by calling or writing the Trust at the telephone number or address on the back cover page of this Prospectus.


In allocating investments among Underlying Portfolios, the Manager analyzes each Underlying Portfolio's current holdings to determine the Portfolios investment style, I.E., for equities, large cap, mid cap, small cap, growth, value or both growth and value (blend) and, for fixed income, investment grade, high yield, maturity and duration. The Portfolios may invest in an Underlying Portfolio which only invests in money market securities. In addition, through holdings-based analysis, the Manager may determine to achieve the targeted allocation to cash by directly purchasing money market instruments or counting cash held or money market securities purchased in Underlying Portfolios (other than a money market Underlying Portfolio) in which the Portfolios invest.


At least annually, the Manager will evaluate each Portfolio's target allocation between equity and fixed-income securities, including the allocation among sub-classes of these asset classes, based on the Portfolio's risk profile. It is anticipated that changes among these two asset classes will be within a range of plus or minus 10%. At the same time, the Manager will also consider whether to make changes to each Portfolio's Underlying Portfolio target. If a new Underlying Portfolio target is established, purchases, redemptions, reinvested income and capital gains will be allocated to bring actual allocations in line with the new Underlying Portfolio target.


The Underlying Portfolios in which the Portfolios may currently invest are:


-------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio             MetLife Mid Cap Stock Index Portfolio
-------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio               MetLife Stock Index Portfolio
-------------------------------------------------------------------------------------------------
Davis Venture Value Portfolio                  MFS(R) Emerging Markets Equity Portfolio
-------------------------------------------------------------------------------------------------
Dreman Small-Cap Value Portfolio               MFS(R) Research International Portfolio
-------------------------------------------------------------------------------------------------
Federated High Yield Portfolio                 Morgan Stanley EAFE Index Portfolio
-------------------------------------------------------------------------------------------------
Goldman Sachs Mid-Cap Value Portfolio          Neuberger Berman Real Estate Portfolio
-------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value Portfolio         Oppenheimer Capital Appreciation Portfolio
-------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio         PIMCO Inflation Protected Bond Portfolio
-------------------------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio              PIMCO Total Return Portfolio
-------------------------------------------------------------------------------------------------
Jennison Growth Portfolio                      Pioneer Strategic Income Portfolio
-------------------------------------------------------------------------------------------------
Lazard Mid-Cap Portfolio                       RCM Global Technology Portfolio
-------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio              Russell 2000 Index Portfolio
-------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index Portfolio T. Rowe Price Mid-Cap Growth Portfolio
-------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets Portfolio         Third Avenue Small Cap Value Portfolio
-------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio           Turner Mid-Cap Growth Portfolio
-------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio        Van Kampen Comstock Portfolio
-------------------------------------------------------------------------------------------------
                                               Western Asset Management U.S. Government Portfolio
-------------------------------------------------------------------------------------------------



A Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. The Manager may add new Underlying

Portfolio investments or replace existing Underlying Portfolio investments for any Portfolio at any time.

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolios. The Manager may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some instances, the Manager or its affiliates may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Portfolios' opportunity to invest in the Underlying Portfolio.

The following chart describes the targeted allocation, adjusted as of May 4, 2006, among the range of equities, fixed income and cash/money market securities for the Portfolios. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios since each Underlying Portfolio may contain one or more asset classes (e.g. equity and fixed income) and each Underlying Portfolio may contain various sub-sets of an asset class (e.g. small cap, mid cap equity and international securities).



                           Defensive   Moderate   Balanced    Growth   Aggressive
       Asset Class         Allocation Allocation Allocation Allocation Allocation
-------------------------- ---------- ---------- ---------- ---------- ----------
Range of Equities              35%        50%        65%        85%        95%
---------------------------------------------------------------------------------
    International              7%         10%        13%        17%        19%
    Large Cap                  18%        25%        33%        43%        48%
    Mid Cap                    7%         9%         12%        16%        18%
    Small Cap                  3%         6%         7%         9%         10%
---------------------------------------------------------------------------------
Range of Fixed Income          55%        45%        30%        10%        0%
---------------------------------------------------------------------------------
    Investment Grade           38%        32%        21%        7%         0%
    High Yield                 11%         9%         6%         2%         0%
   Foreign Fixed Income        6%         4%         3%         1%         0%
---------------------------------------------------------------------------------
Range of Cash/Money Market     10%        5%         5%         5%         5%
---------------------------------------------------------------------------------



Although the investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, a Portfolio's actual allocations could vary substantially from the target allocations. Actual allocations may be different from the target allocations because of, for example, changes to the Underlying Portfolios' asset values due to market movements. The Manager may effect purchases and redemptions in the Underlying Portfolios in a way to bring actual allocations more closely in line with the target allocations. In addition, the Manager may, from time to time, rebalance allocations to the Underlying Portfolios to correspond the target allocations.



The actual allocation percentages of each Portfolio's investments in the Underlying Portfolios are available for the Trust at the following website--www.metlifeinvestors.com. Upon accessing the website, click on the MetLife Asset Allocation Program Portfolio Allocations icon where you will find actual allocations for each of the Portfolios as of the end of the prior quarter. This information will be updated periodically to reflect the actual allocations.


Under adverse market or economic conditions, each Portfolio could invest for temporary defensive purposes some or all of the assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objectives.


Because the Portfolios invest in Underlying Portfolios, the costs of investing in a Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. A Portfolio, as a shareholder, will pay its share of the Underlying Portfolios' expenses as well as the Portfolio's own expenses. Therefore, an investment in a Portfolio may result in the duplication of certain expenses.

The Manager has broad discretion to allocate and reallocate the assets of each Portfolio among the Underlying Portfolios consistent with the Portfolio's investment objective and policies and target allocations. In addition to the investment advisory fee charged by the Manager for its asset allocation services, the Manager and its affiliates indirectly receive investment advisory fees from the Underlying Portfolios in which each Portfolio invests. In this regard, the Manager has an incentive to select and invest the Portfolios' assets in Underlying Portfolios with higher fees than other Underlying Portfolios. Also the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The directors and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Portfolios of the Trust.


After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and the Underlying Portfolios?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Underlying Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments in the Underlying Portfolios.

The SAI provides more detailed information regarding the various types of securities that each Portfolio and the Underlying Portfolios may purchase and certain investment techniques and practices of the investment advisers to the Underlying Portfolios.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

                     METLIFE DEFENSIVE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Seeks a high level of current income with growth of capital, a secondary objective.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in fixed income Underlying Portfolios and also invests in large cap, small cap, mid cap and international equity Underlying Portfolios in accordance with targeted allocations of 55% to fixed income securities, 35% to equity securities and 10% to cash/money market securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."

The Portfolio seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in foreign bonds denominated in currencies other than U.S. dollars. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments include Underlying Portfolios that invest in stocks of U.S. or foreign large established companies as well as those that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.


The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.


  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate: Each risk is described in "Primary Risks of Investing in the Underlying Portfolios" and in the Trust's prospectus and the Fund's prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

  .  Mortgage-related securities risk

  .  Derivatives risk

  .  Diversification risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                      Year-by-Year Total Return as of 12/31

                                       05
                                     ------
                                      4.48%

                         High Quarter: 3rd-2005   +2.29%
                         Low Quarter:  1st-2005   -1.00%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the MSCI Global Capital Markets Index and a blended index. The MSCI Global Capital Markets Index is an unmanaged index which measure the performance of the core capital market asset classes comprising global equities and fixed income securities. It is a market capitalization weighted composite of the MSCI All Country World Index and the MSCI Global Total Bond Index. The blended index is comprised of 28% of Wilshire 5000 Equity Index, 55% Lehman Brothers Universal Index, 7% Morgan Stanley Capital International Europe Australasia and Far East Index and 10% Citigroup 3-Month Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



  Average Annual Total Return as of 12/31/05
----------------------------------------------
                              Since   Inception
                     1 Year Inception   Date
-------------------  ------ --------- ---------
Class A                 --    6.07%     5/1/05
Class B               4.48%   5.88%   11/04/04
MSCI Global Capital
 Markets Index        4.06%   9.66%*
Blended Index         4.59%   6.49%**
* Index performance is from 11/1/04.
** Index performance is from 11/1/04.

FEES AND EXPENSES:

This following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses of Shares are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets as of December 31, 2005. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.


SHAREHOLDER TRANSACTION EXPENSES--N/A

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)


                                                           Class A  Class B
---------------------------------------------------------- -------  -------
Management Fee                                              0.10%    0.10%
----------------------------------------------------------------------------
12b-1 Fees                                                  None     0.25%
----------------------------------------------------------------------------
Other Expenses                                              0.05%    0.05%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense (Waiver)/Reimbursement                      0.15%    0.40%
----------------------------------------------------------------------------
Contractual Expense (Waiver)/Reimbursement*                 (0.05)%  (0.05)%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Reimbursement                         0.10%    0.35%
----------------------------------------------------------------------------
Net Expenses of Underlying Portfolios**                     0.64%    0.64%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses After
 Waiver and Net Indirect Expenses of Underlying Portfolios  0.74%    0.99%
----------------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.10% and 0.35%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       ** As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios (after expense waiver and/or repayment to the Manager and recaptured brokerage commissions) allocated to the Portfolio at December 31, 2005. Before expense waiver and recaptured brokerage commissions, the weighted average of the total operating expenses of the Underlying Portfolios was 0.64%.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio including the cost of investing in the Underlying Portfolios with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B
--------------------------
1 Year   $     76 $    101
--------------------------
3 Years  $    248 $    328
--------------------------
5 Years  $    435 $    572
--------------------------
10 Years $    976 $  1,271
--------------------------

                      METLIFE MODERATE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 50% to equity securities, 45% to fixed income securities and 5% to cash/money market securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.


  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate: Each risk is described in "Primary Risks of Investing in the Underlying Portfolios" and in the Trust's prospectus and the Fund's prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

  .  Mortgage-related securities risk

  .  Derivatives risk

  .  Diversification risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                      Year-by-Year Total Return as of 12/31

                                       05
                                     ------
                                      5.81%

                         High Quarter: 3rd-2005   +3.24%
                         Low Quarter:  1st-2005   -1.19%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the MSCI Global Capital Markets Index and a blended index. The blended index is comprised of 40% Wilshire 5000 Equity Index, 45% Lehman Brothers Universal Index, 10% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

  Average Annual Total Return as of 12/31/05
----------------------------------------------
                              Since   Inception
                     1 Year Inception   Date
-------------------  ------ --------- ---------
Class A                 --    8.16%     5/1/05
Class B               5.81%   8.51%   11/04/04
MSCI Global Capital
 Markets Index        4.06%   9.66%*
Blended Index         5.35%   8.10%**
* Index performance is from 11/1/04.
** Index performance is from 11/1/04.

FEES AND EXPENSES:

This following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets as of December 31, 2005. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts or the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES--N/A

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                                    Class A Class B
--------------------------------------------------- ------- -------
Management Fee(1)                                    0.09%   0.09%
-------------------------------------------------------------------
12b-1 Fees                                           None    0.25%
-------------------------------------------------------------------
Other Expenses                                       0.01%   0.01%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*           0.10%   0.35%
-------------------------------------------------------------------
Net Expenses of Underlying Portfolios**              0.66%   0.66%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Net Indirect Expenses of Underlying Portfolios  0.76%   1.01%
-------------------------------------------------------------------

      (1) The Management fee has been restated to reflect a reduction in the fee effective May 1, 2005. Prior to that date, the management fee was 0.10%. The above table and the Example below assume that the management fee reduction had been in place during all of 2005.
        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.10% and 0.35%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       ** As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The estimated expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios (after expense waiver and/or repayment to the Manager and recaptured brokerage commissions) allocated to the Portfolio at December 31, 2005. Before expense waiver and recaptured brokerage commissions, the weighted average of the total operating expenses of the Underlying Portfolios was 0.66%.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio including the cost of investing in the Underlying Portfolios with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A Class B
------------------------
1 Year    $ 78   $  104
------------------------
3 Years   $244   $  323
------------------------
5 Years   $424   $  560
------------------------
10 Years  $945   $1,241
------------------------

                      METLIFE BALANCED STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Seeks a balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 65% to equity securities, 30% to fixed income securities and 5% to cash/money market securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.


  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate: Each risk is described in "Primary Risks of Investing in the Underlying Portfolios" and in the Trust's prospectus and the Fund's prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Mortgage-related securities risk

  .  Real estate investment risk

  .  Derivatives risk

  .  Diversification risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                    Year-by-Year Total Return as of 12/31

                                       05
                                     ------
                                      7.12%

                         High Quarter: 3rd-2005   +4.05%
                         Low Quarter:  1st-2005   -1.16%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the MSCI Global Capital Markets Index and a blended index. The blended index is comprised of 52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal Index, 13% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

  Average Annual Total Return as of 12/31/05
-----------------------------------------------
                             Since    Inception
                    1 Year Inception    Date
------------------- ------ ---------  ---------
Class A                --    10.21%     5/1/05
Class B              7.12%   11.61%   11/04/04
MSCI Global Capital
 Markets Index       4.06%    9.66%*
Blended Index        6.13%    9.73%**
* Index performance is from 11/1/04.
** Index performance is from 11/1/04.

FEES AND EXPENSES:

This following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets as of December 31, 2005. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts or the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES--N/A

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                                               Class A Class B
-------------------------------------------------------------- ------- -------
Management Fee(1)                                               0.06%   0.06%
------------------------------------------------------------------------------
12b-1 Fees                                                      None    0.25%
------------------------------------------------------------------------------
Other Expenses                                                  0.01%   0.01%
------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*                      0.07%   0.32%
------------------------------------------------------------------------------
Net Expenses of Underlying Portfolios**                         0.70%   0.70%
------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses After Waiver and Net
 Indirect Expenses of Underlying Portfolios                     0.77%   1.02%
------------------------------------------------------------------------------

       (1) The management fee has been restated to reflect a reduction in the fee effective May 1, 2005. Prior to that date, the management fee was 0.10%. The above table and the Example below assume that the management fee reduction had been in place during all of 2005.
         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.10% and 0.35%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        ** As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios (after expense waiver and/or repayment to the Manager and recaptured brokerage commissions) allocated to the Portfolio at December 31, 2005. Before expense waiver and recaptured brokerage commissions, the estimated weighted average of the total operating expenses of the Underlying Portfolios was 0.70%.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio including the cost of investing in the Underlying Portfolios with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     79 $    105
--------------------------
3 Years  $    247 $    326
--------------------------
5 Years  $    429 $    566
--------------------------
10 Years $    957 $  1,253
--------------------------

                       METLIFE GROWTH STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 85% to equity securities, 10% to fixed income securities and 5% to cash/money market securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."

The Portfolio seeks to achieve capital growth primarily through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. The Portfolio seeks to achieve capital growth secondarily through its investments in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may invest in Underlying Portfolios that invest substantially all of their assets in U.S. government securities as well as Underlying Portfolios that invest in investment grade and high yield, high risk bonds.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.



The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate: Each risk is described in "Primary Risks of Investing in the Underlying Portfolios" in the Trust's prospectus and the Fund's prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  High yield debt security risk

  .  Investment style risk

  .  Mortgage-related securities risk

  .  Real estate investment risk

  .  Diversification risk

  .  Sector risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                      Year-by-Year Total Return as of 12/31

                                       05
                                     ------
                                      9.12%

                         High Quarter: 3rd-2005   +5.27%
                         Low Quarter:  1st-2005   -1.42%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the MSCI Global Capital Markets Index and a blended index. The blended index is comprised of 68% Wilshire 5000 Equity Index, 10% Lehman Brothers Universal Index, 17% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

  Average Annual Total Return as of 12/31/05
-----------------------------------------------
                             Since    Inception
                    1 Year Inception    Date
------------------- ------ ---------  ---------
Class A                --    13.20%     5/1/05
Class B              9.12%   16.00%   11/04/04
MSCI Global Capital
 Market Index        4.06%    9.66%*
Blended Index        7.15%   11.92%**
* Index performance is from 11/1/04.
** Index performance is from 11/1/04.

FEES AND EXPENSES:

This following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets as of December 31, 2005. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts or the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES--N/A

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                                    Class A Class B
--------------------------------------------------- ------- -------
Management Fee(1)                                    0.07%   0.07%
-------------------------------------------------------------------
12b-1 Fees                                           None    0.25%
-------------------------------------------------------------------
Other Expenses                                       0.01%   0.01%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*           0.08%   0.33%
-------------------------------------------------------------------
Net Expenses of Underlying Portfolios**              0.74%   0.74%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Net Indirect Expenses of Underlying Portfolios  0.82%   1.07%
-------------------------------------------------------------------

      (1) The management fee has been restated to reflect a reduction in the fee effective May 1, 2005. Prior to that date, the management fee was 0.10%. The above table and the Example below assume that the management fee reduction had been in place during all of 2005.
        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.10% and 0.35%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       ** As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios (after expense waiver and/or repayment to the Manager and recaptured brokerage commissions) allocated to the Portfolio at December 31, 2005. Before expense waiver and recaptured brokerage commissions, the estimated weighted average of the total operating expenses of the Underlying Portfolios was 0.75%.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio including the cost of investing in the Underlying Portfolios with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     84 $    110
--------------------------
3 Years  $    263 $    342
--------------------------
5 Years  $    457 $    593
--------------------------
10 Years $  1,017 $  1,311
--------------------------

                     METLIFE AGGRESSIVE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios in accordance with targeted allocations of 95% to equity securities and 5% to cash/money market securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."


The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stock of large established U.S. companies, as well, to a lesser extent, in stocks of foreign companies and small U.S. companies with above-average growth potential.


The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . Non-diversification Risk--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.



The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate: Each risk is described in "Primary Risks of Investing in the Underlying Portfolios" and in the Trust's prospectus and the Fund's prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Diversification risk

  .  Sector risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                     Year-by-Year Total Return as of 12/31

                                       05
                                     ------
                                     10.38%

                         High Quarter: 3rd-2005   +6.05%
                         Low Quarter:  1st-2005   -1.50%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Wilshire 5000 Equity Index and a blended index. The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The blended index is comprised of 76% Wilshire 5000 Equity Index, 19% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/05
------------------------------------------------------
                                    Since    Inception
                           1 Year Inception    Date
-------------------------- ------ ---------  ---------
Class A                       --    15.12%     5/1/05
Class B                    10.38%   18.27%   11/04/04
Wilshire 5000 Equity Index  6.38%   13.02%*
Blended Index               7.67%   13.02%**
*Index performance is from 11/1/04.
**Index performance is from 11/1/04.

FEES AND EXPENSES:

This following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets as of December 31, 2005. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts or the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES--N/A

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                                       Class A  Class B
------------------------------------------------------ -------  -------
Management Fee                                          0.10%    0.10%
------------------------------------------------------------------------
12b-1 Fees                                              None     0.25%
------------------------------------------------------------------------
Other Expenses                                          0.02%    0.02%
------------------------------------------------------------------------
Total Annual Portfolio Operating Expense
 Before Expense Waiver/ Reimbursement                   0.12%    0.37%
------------------------------------------------------------------------
Contractual Expense (Waiver)/ Reimbursement*            (0.02)%  (0.02)%
------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/ Reimbursement                    0.10%    0.35%
------------------------------------------------------------------------
Net Expenses of Underlying Portfolios**                 0.77%    0.77%
------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses After Waiver
 and Net Indirect Expenses of Underlying Portfolios     0.87%    1.12%
------------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.10% and 0.35%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       ** As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios (after expense waiver and/or repayment to the Manager and recaptured brokerage commissions) allocated to the Portfolio at December 31, 2005. Before expense waiver and recaptured brokerage commissions the estimated weighted average of the total operating expenses of the Underlying Portfolios was 0.78%.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio including the cost of investing in the Underlying Portfolios with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     89 $    115
--------------------------
3 Years  $    283 $    362
--------------------------
5 Years  $    493 $    629
--------------------------
10 Years $  1,098 $  1,390
--------------------------

PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS

RISKS OF THE UNDERLYING PORTFOLIOS

One or more of the following primary risks may apply to the Underlying Portfolios. Please see the Investment Summary for your particular Portfolio to determine which risks apply to the Underlying Portfolios. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, the MetLife Aggressive Strategy Portfolio, the MetLife Growth Strategy Portfolio and the MetLife Balanced Strategy Portfolio will be more impacted by market risk because more of their assets will be invested in U.S. and international stocks while the Met Defensive Strategy Portfolio and MetLife Moderate Strategy Portfolio will be more impacted by credit risk and interest rate risk because 65% and 50% of their assets, respectively, will be invested in debt securities. Please note that there are many other circumstances that could adversely affect your investment and prevent an Underlying Portfolio from reaching its objective, which are not described here.

MARKET RISK

An Underlying Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by an Underlying Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Underlying Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Underlying Portfolio's fixed income investments will affect the volatility of the Underlying Portfolio's share price.

During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. An Underlying Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, an Underlying Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When an Underlying Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying Portfolio that invests in these companies to increase in value more rapidly than an Underlying Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.

In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.


REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so an investment in the Underlying Portfolio will be closely linked to the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Underlying Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.


The Underlying Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended ("1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MORTGAGE-RELATED SECURITIES RISK

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.


DERIVATIVES RISK

The Portfolios' investments in derivatives, if any, can significantly increase the Underlying Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

DIVERSIFICATION RISK

Because certain of the Underlying Portfolios (Harris Oakmark Focused Value Portfolio, Harris Oakmark International Portfolio, Legg Mason Value Equity Portfolio, Neuberger Berman Real Estate Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, Janus Aggressive Growth, PIMCO Inflation Protected Bond and Third Avenue Small Cap Value Portfolios) may invest its assets in a small number of issuers, such Underlying Portfolios are more susceptible to any single economic, political or regulatory event affecting those issues than is a diversified portfolio.


SECTOR RISK

Because RCM Global Technology Portfolio concentrates its investments in the technology sector, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

In addition to other risks, a Portfolio that invests a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Manager. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, manages all of the Portfolios. The Manager is responsible for the general management and administration of the Trust and the Portfolios. In addition to its managerial responsibilities, the Manager also is responsible for determining the asset allocation range for the Portfolios and ensuring that the allocations are consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for the Portfolios, the Manager will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolios based on the investment objectives and policies of the Underlying Portfolios, the Manager's investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio.

The Portfolios are managed by an Investment Committee composed of Elizabeth M. Forget, Anthony Dufault, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Jason Kezelman, CFA, John Guthrie, Jr. CFA and Darrel A. Olson, CFA.

Ms. Forget, chair of the Committee, has been President of the Manager since December 2000 and has been Executive Vice President of MetLife Investors Group, Inc. since July 2000.

Mr. Dufault, Vice President of the Manager, joined MetLife Investors Group, Inc., an affiliate of the Manager, in May 2001. Prior to his employment with MetLife, he was a Senior Product Manager at Pacific Life Insurance Company in their variable annuity division from May 1998. In addition to his role as a product manager at Pacific Life, he also served as the Senior Portfolio Analyst for the Pacific Select Fund. As a member of the Investment Committee, Mr. Dufault assists in crafting and managing the Committee's investment philosophy as it relates to asset allocation principles.

Mr. Leland, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of MetLife Advisers, LLC, he worked in both MetLife's Investment Department and Group Pension Department.


Mr. McDevitt, CIMA, Vice President of the Manager, also is a Vice President of MetLife Advisers, LLC and is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

Mr. Kezelman, CFA, Assistant Vice President of the Manager, is a Director in MetLife's Investment Advisory Group. He is responsible for quantitative and qualitative analysis of investments within the Trust. Mr. Kezelman joined MetLife in 2005 from Merrill Lynch where he worked in Municipal Bond Sales and Trading. Prior to joining Merrill Lynch, Mr. Kezelman was associated with PIMCO in its Fixed Income Account Management Group.


Mr. Guthrie, CFA, Vice President of the Manager, is also Senior Vice President of MetLife Advisers, LLC and serves on MetLife Advisers LLC's Board of Managers. He is also a Vice President of Metropolitan Life Insurance Company. Mr. Guthrie joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Mr. Olson, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.

The Manager has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Portfolios and to investments in the Underlying Portfolios, which may assist the Manager in determining the Underlying Portfolios which may be available for investment and with the selection of and allocation of each Portfolio's investments among the Underlying Portfolios. The Manager is responsible for paying the consulting fees.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing investment adviser or as an additional investment adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing investment adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the investment adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new investment adviser that normally is provided in a proxy statement.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The advisory fees for each Portfolio are:


PORTFOLIO                            ADVISORY FEE
MetLife Defensive Strategy Portfolio 0.10% of first $500 million of such assets plus
                                     0.075% of such assets over $500 million up to $1 billion
                                     plus 0.05% of such assets over $1 billion
---------------------------------------------------------------------------------------------
MetLife Moderate Strategy Portfolio  0.10% of first $500 million of such assets plus
                                     0.075% of such assets over $500 million up to $1 billion
                                     plus 0.05% of such assets over $1 billion
---------------------------------------------------------------------------------------------

PORTFOLIO                             ADVISORY FEE
MetLife Balanced Strategy Portfolio   0.10% of first $500 million of such assets plus
                                      0.075% of such assets over $500 million up to $1 billion
                                      plus 0.05% of such assets over $1 billion
----------------------------------------------------------------------------------------------
MetLife Growth Strategy Portfolio     0.10% of first $500 million of such assets plus
                                      0.075% of such assets over $500 million up to $1 billion
                                      plus 0.05% of such assets over $1 billion
----------------------------------------------------------------------------------------------
MetLife Aggressive Strategy Portfolio 0.10% of first $500 million of such assets plus
                                      0.075% of such assets over $500 million up to $1 billion
                                      plus 0.05% of such assets over $1 billion
----------------------------------------------------------------------------------------------



The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the Portfolios.

A discussion regarding the basis for the decision to the Trust's Board of Trustees to approve the management agreement with the Manager is available in the Trust's annual report.


EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of each Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.10% of daily net assets in the case of each Portfolio.


Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by a Portfolio will be made unless the Portfolio's total annual expense ratio is less than the respective percentages stated above.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

DISTRIBUTION PLAN

Each Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, each Portfolio has entered into a Distribution

Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of each Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com); (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.


A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are distributed once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. Similarly, an investment in an Underlying Portfolio by a Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios and Underlying Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports and statements which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares and Class B shares of each Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all of part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.


Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance company separate accounts to enable it to request and receive transaction information in the shares of the Trust's Portfolios and to limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares separate account and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased ex-penses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded.

The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A and Class B shares financial performance for its periods of operation. Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.


  METLIFE DEFENSIVE STRATEGY PORTFOLIO



                                                                                           FOR THE PERIOD FROM
                                                                                               MAY 1, 2005
                                                                                             (COMMENCEMENT OF
                                                                                              OPERATIONS) TO
CLASS A                                                                                    DECEMBER 31, 2005(A)
---------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                               $9.82
                                                                                                 -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                               0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)                                                          0.43
                                                                                                 -------
TOTAL FROM INVESTMENT OPERATIONS                                                                    0.60
                                                                                                 -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                              (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                     (0.02)
                                                                                                 -------
TOTAL DISTRIBUTIONS                                                                               (0.13)
                                                                                                 -------
NET ASSET VALUE, END OF PERIOD                                                                    $10.29
                                                                                                 -------
TOTAL RETURN                                                                                      6.07%+
                                                                                                 -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                              $--
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                         0.12%++
NET INVESTMENT INCOME                                                                            2.53%++
PORTFOLIO TURNOVER RATE                                                                            36.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE MANAGER:       0.12%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                         METLIFE DEFENSIVE STRATEGY PORTFOLIO


                                                                                  FOR THE PERIOD FROM
                                                                                    NOVEMBER 4, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $9.95                $10.00
                                                                    ------              --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.19                  0.42
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            0.26                (0.29)
                                                                    ------              --------
TOTAL FROM INVESTMENT OPERATIONS                                      0.45                  0.13
                                                                    ------              --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                (0.09)                (0.18)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.02)                    --
                                                                    ------              --------
TOTAL DISTRIBUTIONS                                                 (0.11)                (0.18)
                                                                    ------              --------
NET ASSET VALUE, END OF PERIOD                                      $10.29                 $9.95
                                                                    ------              --------
TOTAL RETURN                                                         4.48%                1.34%+
                                                                    ------              --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $356.1                $129.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.35%               0.35%++
NET INVESTMENT INCOME                                                1.90%              26.11%++
PORTFOLIO TURNOVER RATE                                              36.1%                   N/A
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                        0.40%               0.71%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  METLIFE MODERATE STRATEGY PORTFOLIO



                                                                                           FOR THE PERIOD FROM
                                                                                               MAY 1, 2005
                                                                                             (COMMENCEMENT OF
                                                                                              OPERATIONS) TO
CLASS A                                                                                    DECEMBER 31, 2005(A)
---------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                $9.91
                                                                                                 --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                                1.25
NET REALIZED AND UNREALIZED LOSSES                                                                 (0.44)
                                                                                                 --------
TOTAL FROM INVESTMENT OPERATIONS                                                                     0.81
                                                                                                 --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                               (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                      (0.02)
                                                                                                 --------
TOTAL DISTRIBUTIONS                                                                                (0.15)
                                                                                                 --------
NET ASSET VALUE, END OF PERIOD                                                                     $10.57
                                                                                                 --------
TOTAL RETURN                                                                                       8.16%+
                                                                                                 --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                              $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                          0.09%++
NET INVESTMENT INCOME                                                                            17.59%++
PORTFOLIO TURNOVER RATE                                                                             22.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE MANAGER:        0.09%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                          METLIFE MODERATE STRATEGY PORTFOLIO


                                                                                  FOR THE PERIOD FROM
                                                                                    NOVEMBER 4, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.11               $10.00
                                                                   --------             --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.22                 0.36
NET REALIZED AND UNREALIZED GAINS (LOSSES)                             0.37               (0.11)
                                                                   --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                       0.59                 0.25
                                                                   --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.11)               (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                        (0.02)                   --
                                                                   --------             --------
TOTAL DISTRIBUTIONS                                                  (0.13)               (0.14)
                                                                   --------             --------
NET ASSET VALUE, END OF PERIOD                                       $10.57               $10.11
                                                                   --------             --------
TOTAL RETURN                                                          5.81%               2.55%+
                                                                   --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                            $1,170.1               $500.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.35%              0.35%++
NET INVESTMENT INCOME                                                 2.14%             22.53%++
PORTFOLIO TURNOVER RATE                                               22.6%                  N/A
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                         0.35%              0.45%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  METLIFE BALANCED STRATEGY PORTFOLIO



                                                                                           FOR THE PERIOD FROM
                                                                                               MAY 1, 2005
                                                                                             (COMMENCEMENT OF
                                                                                              OPERATIONS) TO
CLASS A                                                                                    DECEMBER 31, 2005(A)
---------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                              $10.04
                                                                                                 -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                               0.56
NET REALIZED AND UNREALIZED GAINS                                                                   0.47
                                                                                                 -------
TOTAL FROM INVESTMENT OPERATIONS                                                                    1.03
                                                                                                 -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                              (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                     (0.02)
                                                                                                 -------
TOTAL DISTRIBUTIONS                                                                               (0.15)
                                                                                                 -------
NET ASSET VALUE, END OF PERIOD                                                                    $10.92
                                                                                                 -------
TOTAL RETURN                                                                                     10.21%+
                                                                                                 -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                             $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                         0.03%++
NET INVESTMENT INCOME                                                                            7.70%++
PORTFOLIO TURNOVER RATE                                                                            17.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE MANAGER:       0.03%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                          METLIFE BALANCED STRATEGY PORTFOLIO


                                                                                  FOR THE PERIOD FROM
                                                                                    NOVEMBER 4, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.31               $10.00
                                                                   --------             --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.22                 0.28
NET REALIZED AND UNREALIZED GAINS                                      0.52                 0.14
                                                                   --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                       0.74                 0.42
                                                                   --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.11)               (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                        (0.02)                   --
                                                                   --------             --------
TOTAL DISTRIBUTIONS                                                  (0.13)               (0.11)
                                                                   --------             --------
NET ASSET VALUE, END OF PERIOD                                       $10.92               $10.31
                                                                   --------             --------
TOTAL RETURN                                                          7.12%               4.19%+
                                                                   --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                            $3,529.8             $1,561.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.31%              0.35%++
NET INVESTMENT INCOME                                                 2.12%             17.21%++
PORTFOLIO TURNOVER RATE                                               17.3%                  N/A
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                         0.31%              0.38%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  METLIFE GROWTH STRATEGY PORTFOLIO


                                                                                           FOR THE PERIOD FROM
                                                                                               MAY 1, 2005
                                                                                             (COMMENCEMENT OF
                                                                                              OPERATIONS) TO
CLASS A                                                                                    DECEMBER 31, 2005(A)
---------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                               $10.19
                                                                                                 --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                                0.90
NET REALIZED AND UNREALIZED GAINS                                                                    0.44
                                                                                                 --------
TOTAL FROM INVESTMENT OPERATIONS                                                                     1.34
                                                                                                 --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                               (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                      (0.02)
                                                                                                 --------
TOTAL DISTRIBUTIONS                                                                                (0.14)
                                                                                                 --------
NET ASSET VALUE, END OF PERIOD                                                                     $11.39
                                                                                                 --------
TOTAL RETURN                                                                                      13.20%+
                                                                                                 --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                              $1.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                          0.04%++
NET INVESTMENT INCOME                                                                            11.87%++
PORTFOLIO TURNOVER RATE                                                                             15.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE MANAGER:        0.04%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                            METLIFE GROWTH STRATEGY PORTFOLIO


                                                                                  FOR THE PERIOD FROM
                                                                                    NOVEMBER 4, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.56               $10.00
                                                                   --------             --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                  0.22                 0.19
NET REALIZED AND UNREALIZED GAINS                                      0.74                 0.44
                                                                   --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                       0.96                 0.63
                                                                   --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                 (0.10)               (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                        (0.02)                   --
                                                                   --------             --------
TOTAL DISTRIBUTIONS                                                  (0.12)               (0.07)
                                                                   --------             --------
NET ASSET VALUE, END OF PERIOD                                       $11.40               $10.56
                                                                   --------             --------
TOTAL RETURN                                                          9.12%               6.30%+
                                                                   --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                            $3,206.2             $1,379.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.31%              0.35%++
NET INVESTMENT INCOME                                                 2.03%             11.59%++
PORTFOLIO TURNOVER RATE                                               15.1%                  N/A
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                         0.31%              0.39%++

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  METLIFE AGGRESSIVE STRATEGY PORTFOLIO


                                                                                           FOR THE PERIOD FROM
                                                                                               MAY 1, 2005
                                                                                             (COMMENCEMENT OF
                                                                                              OPERATIONS) TO
CLASS A                                                                                    DECEMBER 31, 2005(A)
---------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                              $10.27
                                                                                                 -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                               0.77
NET REALIZED AND UNREALIZED GAINS                                                                   0.79
                                                                                                 -------
TOTAL FROM INVESTMENT OPERATIONS                                                                    1.56
                                                                                                 -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                              (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                     (0.04)
                                                                                                 -------
TOTAL DISTRIBUTIONS                                                                               (0.15)
                                                                                                 -------
NET ASSET VALUE, END OF PERIOD                                                                    $11.68
                                                                                                 -------
TOTAL RETURN                                                                                     15.12%+
                                                                                                 -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                             $0.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                         0.12%++
NET INVESTMENT INCOME                                                                            1.08%++
PORTFOLIO TURNOVER RATE                                                                           18.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE MANAGER:       0.12%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                        METLIFE AGGRESSIVE STRATEGY PORTFOLIO


                                                                                  FOR THE PERIOD FROM
                                                                                    NOVEMBER 4, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $10.69               $10.00
                                                                    ------              -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.20                 0.08
NET REALIZED AND UNREALIZED GAINS                                     0.91                 0.64
                                                                    ------              -------
TOTAL FROM INVESTMENT OPERATIONS                                      1.11                 0.72
                                                                    ------              -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                (0.08)               (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.04)                   --
                                                                    ------              -------
TOTAL DISTRIBUTIONS                                                 (0.12)               (0.03)
                                                                    ------              -------
NET ASSET VALUE, END OF PERIOD                                      $11.68               $10.69
                                                                    ------              -------
TOTAL RETURN                                                        10.38%               7.15%+
                                                                    ------              -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $661.7               $304.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.35%              0.35%++
NET INVESTMENT INCOME                                                1.80%              4.77%++
PORTFOLIO TURNOVER RATE                                              18.3%                  N/A
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                        0.37%              0.52%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, or other information about a Portfolio, contact:


                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854


Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):


[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.


                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                     Janus Capital Appreciation Portfolio

                                Class A Shares

                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                          PAGE

              INTRODUCTION                                 3
                 Understanding the Trust                   3
                 Understanding the Portfolio               3

              THE PORTFOLIO                                4

                INVESTMENT SUMMARY                         4
                 Janus Capital Appreciation Portfolio      5

                MANAGEMENT                                 16
                 The Manager                               16
                 Expense Limitation Agreement              16
                 The Adviser                               17

              YOUR INVESTMENT                              18
                 Shareholder Information                   18
                 Dividends, Distributions and Taxes        18
                 Sales and Purchases of Shares             19

              FINANCIAL HIGHLIGHTS                         24

              FOR MORE INFORMATION                     Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                     JANUS CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 65% of its total assets in equity securities of issuers of any size and industry. The Adviser selects stocks primarily through a company analysis, with a focus on identifying prospective capital growth. The Adviser uses a bottom up approach to evaluate stocks and looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Portfolio's investment policies. The Portfolio is non-diversified which means that it can invest a greater portion of its assets in a small number of issuers.

The Portfolio may invest a significant portion of its assets in stocks selected for their growth potential. The Fund may also invest up to 35% of its assets in debt securities including bonds rated below investment grade ("junk bonds") and 25% of its total assets in foreign securities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK: Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

NON-DIVERSIFICATION RISK. Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

 PORTFOLIO MANAGEMENT:

..  Janus Capital Management LLC see page 17

..  For financial highlights see page 24


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Capital Appreciation Fund were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

 1996    1997     1998    1999     2000    2001    2002   2003    2004    2005
------  ------  ------  ------  -------  -------  -------  ------ ------ ------
28.21%  26.14%  61.63%  53.52%  -21.88%  -26.09%  -25.09%  24.91% 19.53% 18.19%

High Quarter 4th - 1999 +34.85%
Low Quarter: 1st - 2001 -20.81%


The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large--and medium--sized companies and is often used to indicate the performance of the overall stock market and the Russell 2000 Index, a widely recognized unmanaged index that measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
---------------------------------------
                     1 Year 5 Year 10 Year
------------------   ------ ------ -------
Class A              18.19% -0.46%  11.84%
S&P 500 Index         4.91%  0.54%   9.07%
Russell 2000 Index    4.55%  8.22%   9.26%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
--------------------------------------------------
Management Fee                              0.65%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.09%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.74%
--------------------------------------------------

         * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.25% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
 1 Year  $     76
-----------------
3 Years  $    237
-----------------
5 Years  $    413
-----------------
10 Years $    921
-----------------

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

High Quality Short-Term Debt Obligations including Bankers' Acceptances, Commercial Paper and Certificates of Deposit issued or guaranteed by Bank Holding Companies in the U.S., their Subsidiaries and Foreign Branches or of the World Bank; Variable Amount Master Demand Notes and Variable Rate Notes issued by U.S. and Foreign Corporations.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's. Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by the Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate;

risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.65% on first $1 billion of such assets plus 0.60% of such assets over $1 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser will be available in the Trust's semi-annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 1.25% of daily net assets for Class A shares of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Portfolio. Janus began serving as an investment adviser in 1969 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus is a subsidiary of Janus Capital Group Inc. As of December 31, 2005, Janus Capital Group Inc. managed approximately $148.5 billion in assets.

Scott Schoelzel has served as the Portfolio Manager since August 1997. Mr. Schoelzel joined Janus in January 1994 and is Executive Vice President and Portfolio Manager of Janus Twenty Fund since August 1997.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Deloitte & Touche LLP. For the years 2001 through 2004, other independent accountants have audited this information. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of Capital Appreciation Fund (which is the predecessor of the Portfolio), which is available upon request.

    JANUS CAPITAL APPRECIATION PORTFOLIO*

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2005(A) 2004(A) 2003(A) 2002(A)  2001(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $66.23  $55.41  $44.38   $60.30   $82.01
                                                      ------- ------- ------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.04)  (0.09)    0.07     0.14     0.61
NET REALIZED AND UNREALIZED GAINS (LOSSES)              12.09   10.91   10.99  (15.24)  (22.01)
                                                      ------- ------- ------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                        12.05   10.82   11.06  (15.10)  (21.40)
                                                      ------- ------- ------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --  (0.03)   (0.81)   (0.31)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS              --      --      --       --       --
                                                      ------- ------- ------- -------- --------
RETURN OF CAPITAL                                          --      -- (0.00)+   (0.01)       --
                                                      ------- ------- ------- -------- --------
TOTAL DISTRIBUTIONS                                        --      --  (0.03)   (0.82)   (0.31)
                                                      ------- ------- ------- -------- --------
NET ASSET VALUE, END OF PERIOD                         $78.28  $66.23  $55.41   $44.38   $60.30
                                                      ------- ------- ------- -------- --------
TOTAL RETURN                                           18.19%  19.53%  24.91% (25.09)% (26.09)%
                                                      ------- ------- ------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,137  $1,042    $986     $864   $1,300
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.78% 0.81%**   0.82%    0.84%    0.84%
NET INVESTMENT INCOME                                 (0.06)% (0.15)%   0.14%    0.27%    0.91%
PORTFOLIO TURNOVER RATE                                   30%     16%     59%      52%      47%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER:                    0.78%   0.82%   0.82%    0.84%    0.84%

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Capital Appreciation Fund, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Capital Appreciation Fund.
** The Manager waived a portion of its management fee for the year.
+  Rounds to less than $0.05 per share.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                 Legg Mason Partners Managed Assets Portfolio

                                Class A Shares

                                __PROSPECTUS__

                                  MAY 1, 2006


Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                              PAGE

          INTRODUCTION                                         1
             Understanding the Trust                           1
             Understanding the Portfolio                       1

          THE PORTFOLIO                                        2

            INVESTMENT SUMMARY                                 2
             Legg Mason Partners Managed Assets Portfolio      3

          MANAGEMENT                                           17
             The Manager                                       17
             Expense Limitation Agreement                      17
             The Advisers                                      18

          YOUR INVESTMENT                                      21
             Shareholder Information                           21
             Dividends, Distributions and Taxes                21
             Sales and Purchases of Shares                     22

          FINANCIAL HIGHLIGHTS                                 27

          FOR MORE INFORMATION                             Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                 LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks high total return.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio's investment policy is to allocate investments among asset classes providing for capital growth, capital stability, and income. Assets are allocated to stocks and fixed-income securities based upon a risk/return analysis. If risk/return characteristics of each asset class are neutral to the other asset classes, the Portfolio's assets will be invested 60% in stocks and 40% in fixed-income securities.

Batterymarch Financial Management, Inc. is the Adviser for the equity portion of the Portfolio and selects stocks with a screening process. The equity portion of the Portfolio invests primarily in stocks of large U.S. companies representing a wide range of industries. The Adviser uses a bottom-up, quantitative strategy based on fundamental principles. The stock selection process runs daily, ranking the relative attractiveness of liquid stocks across six dimensions: cash flow, earnings growth, expectations, value, technical and corporate signals. The process is customized by sector, and all stocks are ranked on a sector-neutral basis. The Portfolio will be managed with stringent risk control, cost-efficient trading and limited tracking error.

The Portfolio may invest up to 20% of its assets in foreign equity securities.

Western Asset Management Company acts as Adviser for the fixed income portion of the Portfolio. The Portfolio emphasizes diversification, the use of multiple strategies and identification of long-term trends. The three key factors that determine the allocation decisions for the Portfolio's investments in fixed income securities are: the construction of an outlook for fundamental economic activity; the review of historical yield spreads on corporate debt versus U.S. Treasuries and the evaluation of changes in credit quality and its impact on prices. The fixed income portion of the Portfolio is primarily invested in U.S. dollar-denominated fixed income securities and other debt instruments of U.S. and foreign entities, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, mortgage-backed assets and money market instruments.

Commencing on or about May 24, 2006, subject to approval by the Board of Trustees, CAM North America LLC will act as the Adviser for the asset allocation of the Portfolio's assets. The Adviser will be responsible for evaluating the risk/return characteristics of each asset class, establishing a tactical asset allocation overlay with regard to the neutral allocation, monitoring the current asset allocation position of the Portfolio, and rebalancing the Portfolio to its tactical targets when necessary.

The Adviser will periodically adjust the tactical targets of the asset classes based upon the Adviser's outlook for the equity and bond markets in general and the performance outlook for the underlying portfolios. In assessing the equity and fixed income markets, the Adviser considers a broad range of market and economic trends and quantitative factors. In addition to the Adviser's tactical overlay, the performance of the underlying portfolios will influence their weighting in the Fund.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

PORTFOLIO ALLOCATION RISK: There is the risk that the Adviser's allocation and reallocation of Portfolio assets among asset classes may not produce the desired results.

MORTGAGE-RELATED SECURITIES RISK: Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor fund managed by

 PORTFOLIO MANAGEMENT:

..  Batterymarch Financial Management, Inc. see page 18

..  Western Asset Management Company see page 19

..  CAM North America LLC (effective on or about May 24, 2006) see page 20

..  For financial highlights see page 27

entities which became affiliates of the Advisers in December 2005 using the same investment objective and similar investment strategies as the Portfolio. The assets of the Managed Assets Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

            Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
13.78%  21.31%  21.44%  14.22%  -1.62%  -5.08%  -8.60%  21.98%   9.44%   3.84%

High Quarter: 4th - 1998  +14.10%
Low Quarter : 3rd - 2001   -8.45%


The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large--and medium--sized companies and is often used to indicate the performance of the overall stock market and the Lehman Government/Credit Bond Index, an unmanaged index representing the long-term investment grade U.S. bond market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

  Average Annual Total Return as of 12/31/05
---------------------------------------------  -
                         1 Year 5 Year 10 Year
------------------------ ------ ------ -------
Class A                   3.84%  3.76%  8.52%
Lehman Gov't/Credit Bond
 Index                    1.58%  5.50%  5.80%
S&P 500 Index             4.91%  0.54%  9.07%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
--------------------------------------------------
Management Fee                              0.50%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.09%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.59%
--------------------------------------------------

         * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.25% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
----------------
1 Year    $ 60
----------------
3 Years   $190
----------------
5 Years   $330
----------------
10 Years  $740
----------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY. The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INTEREST RATE TRANSACTIONS: Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a pre-determined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high. The Portfolio generally will have an annual turnover rate of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser's for the Portfolio and monitors the Advisers' investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of 0.50% of the average daily net assets of the Portfolio.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers will be available in the Trust's semi-annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 1.25% of daily net assets for Class A shares of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreement between the Advisers and the Manager, the Advisers will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Advisers follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Advisers' portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Advisers.

BATTERYMARCH FINANCIAL MANAGEMENT, INC. ("BATTERYMARCH"), 200 Clarendon Street, Boston, Massachusetts 02116, is a co-Adviser to the Portfolio. Batterymarch, founded in 1969, acts as investment adviser to mutual funds and institutional accounts, such as corporate pension plans, foundations and endowment funds, unions and foreign, state and local governmental entities. Total assets under management by Batterymarch were approximately $15 billion as of December 31, 2005. Batterymarch is a wholly-owned subsidiary of Legg Mason, Inc.

The Adviser uses a team approach to investment management. Members of the team may change from time to time. The U.S. investment team is led by the following co-directors:

  . YU-NIEN (CHARLES) KO, CFA, is a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has seven years of investment experience.

  . STEPHEN A. LANZENDORF, CFA, is a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. He joined Batterymarch in 2006. Mr. Lanzendorf is an experienced quantitative strategist with 22 years of investment experience. He previously held responsibilities at Independence Investments and The Colonial Group and is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society.

Certain portfolio managers of Batterymarch also work for CAM North America LLC. Subsequent to May 24, 2006, Messrs. Bailey and Luke will no longer be employed by Batterymarch.

  . MR. KENT BAILEY and Mr. Peter D. Luke are responsible for managing the investment of the Portfolio's assets in convertible securities.
     Mr. Bailey, who is a co-portfolio manager for U.S. convertible strategies for Batterymarch, joined Salomon Brothers Asset Management, an affiliate of Batterymarch and CAM North America in 2001. Prior to that time he was a convertible analyst for Morgan Stanley Dean Witter Advisors.

  . MR. PETER D. LUKE is a senior portfolio manager for U.S. convertible strategies for Batterymarch and a sector manager for flexible strategies. Mr. Luke has over 33 years of industry experience and joined Salomon Brothers Asset Management in 2001, currently an affiliate of Batterymarch. Prior to that time, he was a convertible portfolio manager for General Motors Investment Management Corporation from 1989.

WESTERN ASSET MANAGEMENT COMPANY ("Western Asset"), 385 Colorado Blvd., Pasadena, California 91101, is a co-Adviser to the Portfolio. Western Asset, a subsidiary of Legg Mason, Inc., was founded in 1971 and acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2005, Western Asset managed approximately $187 billion of assets.

A team of investment professionals at Western Asset manages the portion of the Portfolio's assets allocated to Western Asset. The team includes portfolio managers, sector specialists and other investment professionals. Mr. S. Kenneth Leech and Mr. Stephen A. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests.
Mr. Mark Lindbloom, Mr. Carl Eichstaedt and Mr. Frederick Marki are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

  . S. KENNETH LEECH has been employed as a portfolio manager for Western Asset for the past five years and has been the Chief Investment Officer of Western Asset since 1990.

  . STEPHEN A. WALSH has been employed as a portfolio manager of Western Asset for the past five years. Mr. Walsh has been Deputy Chief Investment Officer of Western Asset since 1991.

  .  CARL L. EICHSTAEDT has been a portfolio manager for Western Asset since
     1991.

  . MARK LINDBLOOM joined Western Asset in 2006 as a portfolio manager. Prior to this, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc. and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup, Inc. or its predecessor companies since 1986.

  . FREDERICK MARKI joined Western Asset in 2006 as a portfolio manager. Prior to this, Mr. Marki was a director of Salomon Brothers Asset Management Inc. and a senior portfolio manager responsible for managing
     Treasury/Agency portfolios, and was associated with Citigroup Inc. or its predecessor companies since 1991.

CAM NORTH AMERICA LLC ("CAM NA"), 399 Park Avenue, New York, New York 10022, a subsidiary of Legg Mason, Inc. will be, effective May 24, 2006, a co-Adviser to the Portfolio CAM NA was founded in August, 2005 and acts as investment adviser to mutual funds, individuals, pension and profit sharing plans, endowments, foundations, unions and state and local government entities. As of December 31, 2005, CAM NA managed approximately $63.8 billion of assets.

  . MR. STEVEN BLEIBERG, Managing Director and senior portfolio manager of CAM NA, is head of global investment strategy. Mr. Bleiberg joined CAM NA in 2003 and has 22 years of industry experience. Prior to that time he was Managing Director and Chairman of Global Equity Strategy Group for Credit Suisse Asset Management from 1991 to 2003.

  . MR. ANDREW PURDY serves as Portfolio Manager, Asset Allocation Strategies for CAM NA. He is responsible for coordination and implementation of asset allocation strategies. Mr. Purdy joined Citibank Global Asset Management, a unit of Citibank, N.A. and an affiliate of CAM NA, in 1998 and has 13 years of investment experience.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com); (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Advisers have objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the

Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Deloitte & Touche LLP. For the years 2001 through 2004, other independent accountants have audited this information. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of Managed Assets Trust (which is the predecessor of the Portfolio), which is available upon request.

  LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO* CLASS A

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------
                                                      2005(A) 2004(A)  2003   2002   2001(A)
--------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $16.67   $15.72 $13.20  $15.55  $17.94
                                                      ------  ------- ------ ------- -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.36     0.37   0.39    0.45    0.49
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.27     1.11   2.51  (1.79)  (1.40)
                                                      ------  ------- ------ ------- -------
TOTAL FROM INVESTMENT OPERATIONS                        0.63     1.48   2.90  (1.34)  (0.91)
                                                      ------  ------- ------ ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --+  (0.39) (0.38)  (0.92)  (0.46)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.10)   (0.14)     --  (0.09)  (1.02)
                                                      ------  ------- ------ ------- -------
TOTAL DISTRIBUTIONS                                   (0.10)   (0.53) (0.38)  (1.01)  (1.48)
                                                      ------  ------- ------ ------- -------
NET ASSET VALUE, END OF PERIOD                        $17.20   $16.67 $15.72  $13.20  $15.55
                                                      ------  ------- ------ ------- -------
TOTAL RETURN                                           3.84%    9.44% 21.98% (8.60)% (5.08)%
                                                      ------  ------- ------ ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $277     $297   $290    $251    $308
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.61%  0.60%**  0.59%   0.61%   0.59%
NET INVESTMENT INCOME                                  2.15%    2.31%  2.64%   2.80%   2.95%
PORTFOLIO TURNOVER RATE                                  56%      64%    84%     39%     59%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE INVESTMENT ADVISER:        0.61%    0.61%  0.59%   0.61%   0.59%

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Managed Assets Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Managed Assets Trust.
** The investment manager waived a portion of its management fee for the year.
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

              MET INVESTORS SERIES TRUST 5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                       Legg Mason Value Equity Portfolio

                                Class B Shares

                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  Legg Mason Value Equity Portfolio       5

                 MANAGEMENT                               13
                  The Manager                             13
                  Expense Limitation Agreement            13
                  The Adviser                             14
                  Distribution Plan                       15

               YOUR INVESTMENT                            16
                  Shareholder Information                 16
                  Dividends, Distributions and Taxes      16
                  Sales and Purchases of Shares           17

               FINANCIAL HIGHLIGHTS                       22

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its net assets in foreign issuers. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's

Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If the Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis.

NON-DIVERSIFICATION RISK. Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories-large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a fund that invests in these companies to increase in value more rapidly than the Portfolio which generally invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the Portfolio generally invests in larger-capitalization companies, it may invest in companies of any size. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed

 PORTFOLIO'S MANAGEMENT:

..  Legg Mason Capital Management, Inc. see page 14

..  For performance information for the period ended December 31, 2005 see
   "Financial Highlights" on page 22.

countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The Portfolio commenced operations on November 1, 2005. As a result, it does not have a significant operating history. For information on Legg Mason Capital Management, Inc.'s prior performance with a comparable fund, see page 14.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class B
-----------------------------------------------------------
Management Fee                                       0.70%
-----------------------------------------------------------
12b-1 Fees                                           0.25%
-----------------------------------------------------------
Other Expenses                                       3.59%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager          4.54%
-----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  (3.49)%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver/Repayment to Manager                   1.05%
-----------------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class B shares of the Portfolio will not exceed 1.05% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class B
-----------------
1 Year   $    108
-----------------
3 Years  $  1,077
-----------------
5 Years  $  2,052
-----------------
10 Years $  4,521
-----------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's Ratings Services ("S&P") and Ba or lower by Moody's Investors Services, Inc. ("Moody's")). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a portfolio's adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC, (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of 0.70% of the first $350 million of the Portfolio's average daily net assets. On the date that such assets reach $350 million and each subsequent day thereafter, whether or not such assets are above or below $350 million, the fee schedule shall be: 0.65% of the first $200 million of such assets plus 0.63% of such assets over $200 million.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser will be available in the Trust's semi-annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 1.05% of daily net assets for Class B shares of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by the Portfolio will be made unless the Portfolio's total annual expense ratio is less than the respective percentage stated above.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio manager. The portfolio manager of the Portfolio is indicated below following a brief description of the Adviser. The SAI provides additional information about the portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser for the Portfolio. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2005, LMCM and its sister companies had aggregate assets under management of approximately $60.2 billion.

Mary Chris Gay, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM.
Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Portfolio and the Legg Mason Value Trust, Inc. ("Legg Mason Value Trust"), which is also advised by LMCM, have substantially similar investment objectives, policies and strategies. LMCM began managing the Legg Mason Value Trust on April 1, 2005. Prior to that date, the Legg Mason Value Trust was managed by Legg Mason Funds Management, Inc. ("LMFM"), an affiliate of LMCM. LMFM and LMCM have substantially the same portfolio management personnel. The Legg Mason Value Trust is managed in the same manner both before and after April 1, 2005. Since the Portfolio commenced operations in November, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of LMCM, performance information regarding the Legg Mason Value Trust is presented. Management fees paid by the Legg Mason Value Trust are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Legg Mason Value Trust, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Legg Mason Value Equity Trust, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Legg Mason Value Trust and the Portfolio will vary.

The table below compares the Legg Mason Value Trust's average annual compounded total returns for the 1-, 5- and 10-year periods through December 31, 2005, with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). The S&P 500 Index is a market capitalization-weighted index, composed of 500 widely held common stocks that are generally considered representative of the U.S. stock markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Legg Mason Value Trust--Primary Class shares  5.32%  4.48%  15.19%
S&P 500 Index                                 4.91%  0.54%   9.07%

DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. Class A and Class E shares are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the

Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's Class B shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report is included in the Annual Report of the Trust, which is available upon request.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                    NOVEMBER 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.00
                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                                      (0.01)
NET REALIZED AND UNREALIZED GAINS                                                          0.66
                                                                                        -------
TOTAL FROM INVESTMENT OPERATIONS                                                           0.65
                                                                                        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                --
                                                                                        -------
TOTAL DISTRIBUTIONS                                                                          --
                                                                                        -------
NET ASSET VALUE, END OF PERIOD                                                           $10.65
                                                                                        -------
TOTAL RETURN                                                                              6.50%
                                                                                        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                    $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                  1.05%++
NET INVESTMENT LOSS                                                                     (0.36)%++
PORTFOLIO TURNOVER RATE                                                                    9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                               4.54%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                     Lord Abbett Bond Debenture Portfolio


                                Class A Shares

                                __PROSPECTUS__

                                  MAY 1, 2006


Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____


                                                          PAGE

              INTRODUCTION                                 3
                 Understanding the Trust                   3
                 Understanding the Portfolio               3

              THE PORTFOLIO                                4

                INVESTMENT SUMMARY                         4
                 Lord Abbett Bond Debenture Portfolio      5

                MANAGEMENT                                 17
                 The Manager                               17
                 The Adviser                               17

              YOUR INVESTMENT                              19
                 Shareholder Information                   19
                 Dividends, Distributions and Taxes        19
                 Sales and Purchases of Shares             20

              FINANCIAL HIGHLIGHTS                         25

              FOR MORE INFORMATION                     Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

Under normal circumstances, the Portfolio invests substantially all (at least 80%) of its net assets in debt securities of various types. To pursue its goal, the Portfolio normally invests substantially all of its net assets in high yield and investment grade debt securities, but may also invest in securities convertible into common stocks. The Portfolio may invest up to 80% of its total assets in high yield/high risk debt securities (junk bonds). Debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer. In no event will the Portfolio invest more than 10% of its gross assets at the time of investment in debt securities which are in default as to interest or principal. At least 20% of the Portfolio's assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may also invest up to 20% of its net assets in equity securities including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the duration of the Portfolio's debt securities will be between 3 to 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

CREDIT DEFAULT SWAP RISK. The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 18

..  For financial highlights see page 25




The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

 1997    1998    1999    2000    2001     2002    2003   2004   2005
------   -----   -----   -----   -----   ------  ------  -----  -----
15.63%   6.26%   3.40%   0.87%   3.76%   -0.39%  19.52%  8.43%  1.81%

High Quarter:   2nd - 2003      +7.25%
Low Quarter:    3rd - 1998      -4.31%



The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1- and 5-year periods and from inception through December 31, 2005, as applicable, with the Credit Suisse First Boston High Yield Index, which is representative of the lower rated debt (including non-convertible-preferred stocks) investments in the Portfolio; and with the Lehman Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/05
-----------------------------------------------------
                                    Since   Inception
                    1 Year 5 Year Inception   Date
------------------- ------ ------ --------- ---------
Class A              1.81%  6.40%   7.28%    5/1/96
Credit Suisse First
 Boston High
 Yield Index         2.26%  9.82%   7.09%*
Lehman Brothers
 Aggregate
 Bond Index          2.43%  5.87%   6.64%*
* Index performance is from 5/1/96.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A
----------------------------------------- -------
Management Fee                             0.51%
-------------------------------------------------
12b-1 Fees                                 None
-------------------------------------------------
Other Expenses                             0.05%
-------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%
-------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A
----------------
1 Year    $ 57
----------------
3 Years   $180
----------------
5 Years   $314
----------------
10 Years  $703
----------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

High Quality Short-Term Debt Obligations including Bankers' Acceptances, Commercial Paper and Certificates of Deposit issued or guaranteed by Bank Holding Companies in the U.S., their Subsidiaries and Foreign Branches or of the World Bank; Variable Amount Master Demand Notes and Variable Rate Notes issued by U.S. and Foreign Corporations.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's. Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks" above.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees.

All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.


DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER


The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.


DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.60% of first $250 million of such assets plus 0.55% of such assets over $250 million up to $500 million plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Trust's annual report.


THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Portfolio. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 31, 2005.

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. Class B and Class E shares are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the

Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A shares financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report is included in the Annual Report of the Trust, which is available upon request.





  LORD ABBETT BOND DEBENTURE PORTFOLIO*



                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2005(A) 2004(A) 2003(A) 2002(A) 2001(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.63  $12.04  $10.24   $11.22 $11.75
                                                      ------  ------  ------  ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.75    0.70    0.73     0.77   0.90
NET REALIZED AND UNREALIZED GAINS (LOSSES)            (0.52)    0.31    1.27   (0.79) (0.48)
                                                      ------  ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS                        0.23    1.01    2.00   (0.02)   0.42
                                                      ------  ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.58)  (0.42)  (0.20)   (0.96) (0.95)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             --      --      --       --     --
                                                      ------  ------  ------  ------- ------
TOTAL DISTRIBUTIONS                                   (0.58)  (0.42)  (0.20)   (0.96) (0.95)
                                                      ------  ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD                        $12.28  $12.63  $12.04   $10.24 $11.22
                                                      ------  ------  ------  ------- ------
TOTAL RETURN                                           1.81%   8.43%  19.52%  (0.39)%  3.76%
                                                      ------  ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $856.4  $520.3  $234.6   $202.1 $154.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.56%   0.63%   0.70%    0.70%  0.72%
NET INVESTMENT INCOME                                  5.92%   5.65%   6.52%    7.43%  7.76%
PORTFOLIO TURNOVER RATE                                42.1%   39.8%   36.9%    45.8%  66.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER:                         N/A     N/A  0.67%+    0.77%  0.75%

--------------------------------------------------------------------------------

* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Bond Debenture Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Bond Debenture Portfolio.


+ Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


N/A Not applicable


(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                    Lord Abbett Growth and Income Portfolio

                          Class A and Class B Shares

                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                            PAGE

             INTRODUCTION                                    3
                Understanding the Trust                      3
                Understanding the Portfolio                  3

             THE PORTFOLIO                                   4

               INVESTMENT SUMMARY                            4
                Lord Abbett Growth and Income Portfolio      5

               MANAGEMENT                                    12
                The Manager                                  12
                The Adviser                                  12
                Distribution Plan                            13

             YOUR INVESTMENT                                 14
                Shareholder Information                      14
                Dividends, Distributions and Taxes           14
                Sales and Purchases of Shares                15

             FINANCIAL HIGHLIGHTS                            20

             FOR MORE INFORMATION                        Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contract shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To achieve long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of February 28, 2006, the market capitalization range of the Russell 1000 Index was $264 million to $377 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that an investment may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks may limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

  96      97      98      99      00       01      02       03      04      05
------  ------  ------  ------  ------   ------  -------  ------  ------  -----
19.45%  24.60%  12.89%  16.56%  14.68%   -5.73%  -17.95%  31.06%  12.92%  3.68%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    3rd - 2002      -19.80%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large--and medium--sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

 Average Annual Total Return as of 12/31/05
---------------------------------------------
                                    Inception
              1 Year 5 Year 10 Year   Date
------------- ------ ------ ------- ---------
Class A        3.68%  3.48%  10.30% 12/11/89
Class B        3.39%    --      --  3/22//01
S&P 500 Index  4.91%  0.54%   9.07%



 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 13

..  For financial highlights see page 20

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee(1)                           0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.04%   0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses#  0.54%   0.79%
----------------------------------------------------------

       (1) The management fee has been restated to reflect a reduction in the fee effective January 1, 2006. Prior to that date the management fee was 0.51%. The above table and Example assume the management fee reduction had been in place during all of 2005.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.52% for Class A shares and 0.77% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     55 $     81
--------------------------
3 Years  $    174 $    253
--------------------------
5 Years  $    302 $    440
--------------------------
10 Years $    678 $    981
--------------------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.60% of first $600 million of such assets, plus 0.55% of such assets over $600 million up to $1.1 billion, plus 0.50% of such assets over $1.1 billion up to $1.5 billion, plus 0.45% of such assets over $1.5 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Trust's annual report.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Portfolio. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 31, 2005.

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Eli M. Salzmann and Sholom Dinsky head the team and have the joint and primary responsibility for the day-to-day management of the Portfolio. The other senior member of the team is Kenneth G. Fuller. Messrs. Salzmann and Dinsky are Partners of Lord Abbett. Messrs. Salzmann and Dinsky have been with Lord Abbett since 1997 and 2000, respectively. Mr. Fuller, Investment Manager - Large Cap Value, joined Lord Abbett in 2002 from Pioneer Investment Management, Inc., where he served as Portfolio Manager and Senior Vice President from 1999 to 2002. Prior thereto, he served as a Principal of Manley, Fuller Asset Management.

DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolio's Class A and Class B shares financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.

                                       LORD ABBETT GROWTH AND INCOME PORTFOLIO*

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                               2005(A)  2004(A)  2003(A)  2002(A)  2001(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $27.44   $24.41   $18.86   $25.05   $26.82
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.40     0.33     0.23     0.21     0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.61     2.82     5.56   (4.67)   (1.80)
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.01     3.15     5.79   (4.46)   (1.55)
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.31)   (0.12)   (0.24)   (0.21)   (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.55)       --       --   (1.52)
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (0.86)   (0.12)   (0.24)   (1.73)   (0.22)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $27.59   $27.44   $24.41   $18.86   $25.05
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             3.68%   12.92%   31.06% (17.95)%  (5.77)%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,985.7 $1,867.5 $1,167.7   $890.2 $1,205.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.53%    0.57%    0.62%    0.65%    0.64%
NET INVESTMENT INCOME                                    1.46%    1.30%    1.13%    0.94%    1.04%
PORTFOLIO TURNOVER RATE                                  45.9%    29.7%    37.0%    55.4%    69.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.55%**  0.56%**  0.62%**    0.67%    0.64%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                   N/A      N/A    0.61%    0.63%      N/A

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Lord Abbett Growth and Income Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Lord Abbett Growth and Income Portfolio.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                                               FOR THE PERIOD FROM
                                                                                  MARCH 22, 2001
                                            FOR THE YEARS ENDED DECEMBER 31,     (COMMENCEMENT OF
                                           -----------------------------------    OPERATIONS) TO
CLASS B                                    2005(A)  2004(A)  2003(A)  2002(A)  DECEMBER 31, 2001(A)
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $27.27   $24.29   $18.78   $25.01        $23.59
                                           -------- -------- -------- --------        ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                          0.33     0.27     0.18     0.17          0.13
NET REALIZED AND UNREALIZED GAINS (LOSSES)     0.61     2.80     5.54   (4.67)          1.51
                                           -------- -------- -------- --------        ------
TOTAL FROM INVESTMENT OPERATIONS               0.94     3.07     5.72   (4.50)          1.64
                                           -------- -------- -------- --------        ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME         (0.23)   (0.09)   (0.21)   (0.21)        (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL      (0.55)       --       --   (1.52)            --
GAINS                                      -------- -------- -------- --------        ------
TOTAL DISTRIBUTIONS                          (0.78)   (0.09)   (0.21)   (1.73)        (0.22)
                                           -------- -------- -------- --------        ------
NET ASSET VALUE, END OF PERIOD               $27.43   $27.27   $24.29   $18.78        $25.01
                                           -------- -------- -------- --------        ------
TOTAL RETURN                                  3.39%   12.65%   30.73% (18.12)%         6.96%+
                                           -------- -------- -------- --------        ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $1,130.5 $1,282.3 $1,081.0   $337.3         $98.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                      0.78%    0.82%    0.86%    0.90%         0.89%++
NET INVESTMENT INCOME                         1.21%    1.08%    0.87%    0.78%         0.72%++
PORTFOLIO TURNOVER RATE                       45.9%    29.7%    37.0%    55.4%         69.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                  0.80%*   0.80%*   0.86%*    0.93%         0.89%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                           N/A      N/A    0.86%    0.88%           N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                     Lord Abbett Bond Debenture Portfolio

                    Met/AIM Capital Appreciation Portfolio

                      Met/AIM Small Cap Growth Portfolio

                  Met/Putnam Capital Opportunities Portfolio

                    MFS(R) Research International Portfolio

                            MFS(R) Value Portfolio

                  Oppenheimer Capital Appreciation Portfolio

                            Pioneer Fund Portfolio

                      Pioneer Strategic Income Portfolio

                          Class A and Class B Shares

                                __PROSPECTUS__

                                  MAY 1, 2006

Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____


           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolios                    3

           THE PORTFOLIOS                                     5

             INVESTMENT SUMMARY                               5
              Lord Abbett Bond Debenture Portfolio            6
              Met/AIM Capital Appreciation Portfolio          11
              Met/AIM Small Cap Growth Portfolio              14
              Met/Putnam Capital Opportunities Portfolio      17
              MFS(R) Research International Portfolio         20
              MFS(R) Value Portfolio                          23
              Oppenheimer Capital Appreciation Portfolio      27
              Pioneer Fund Portfolio                          30
              Pioneer Strategic Income Portfolio              33

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS     39
             ADDITIONAL INVESTMENT STRATEGIES                 43
             MANAGEMENT                                       55
              The Manager                                     55
              The Advisers                                    57
              Distribution Plan                               62

           YOUR INVESTMENT                                    63
              Shareholder Information                         63
              Dividends, Distributions and Taxes              63
              Sales and Purchases of Shares                   64

           FINANCIAL HIGHLIGHTS                               69

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-three managed investment portfolios or mutual funds, only nine of which are offered through this Prospectus (the "Portfolios"). Each of the nine Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A and Class B shares of the Portfolios are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts").

  As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs. Please see the Risk/Reward spectrum on the next page which lists the Portfolios in order of risk/reward from highest to lowest.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

Notice the scale at the right. It covers, in the opinion of the Portfolios' Manager, the full spectrum of risk/reward of the Portfolios described in this Prospectus. Please note that the scale is for illustration purposes only and is not meant to convey the precise degree of difference in risk/reward among the Portfolios.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:

(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The higher a Portfolio is on the risk/ reward spectrum, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment at the lower end of the scale that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio at the higher end of the spectrum may be right for you.

A final note: These Portfolios are designed for long-term investment.


                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

                                         MET/AIM CAPITAL APPRECIATION PORTFOLIO

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                         PIONEER FUND PORTFOLIO

                                                         MFS(R) VALUE PORTFOLIO

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                             PIONEER STRATEGIC INCOME PORTFOLIO


   Higher
                                                                          Lower
   Risk/Reward
                                                                    Risk/Reward

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

Under normal circumstances, the Portfolio invests substantially all (at least 80%) of its net assets in debt securities of various types. To pursue its goal, the Portfolio normally invests substantially all of its net assets in high yield and investment grade debt securities, but may also invest in securities convertible into common stocks. The Portfolio may invest up to 80% of its total assets in high yield/high risk debt securities (junk bonds). Debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer. In no event will the Portfolio invest more than 10% of its gross assets at the time of investment in debt securities which are in default as to interest or principal. At least 20% of the Portfolio's assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may also invest up to 20% of its net assets in equity securities including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the duration of the Portfolio's debt securities will be between 3 to 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 39, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 58

..  For financial highlights see page 69

collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  97      98      99      00      01      02      03      04     05
------  ------  ------  ------  ------  ------  ------  -----  -----
15.63%   6.26%   3.40%   0.87%   3.76%  -0.39%  19.52%  8.43%  1.81%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/05, as applicable, with the Credit Suisse First Boston High Yield Index, which is representative of the lower rated debt (including non-convertible-preferred stocks) investments in the Portfolio, and with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

           Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                                Since   Inception
                                1 Year 5 Year Inception   Date
------------------------------- ------ ------ --------- ---------
Class A                          1.81%  6.40%   7.28%    5/1/96
Class B                          1.49%    --    5.91%    4/3/01
Credit Suisse First Boston High
 Yield Index                     2.26%  9.82%   7.09%*
Lehman Brothers Aggregate
 Bond Index                      2.43%  5.87%   6.64%*
* Index performance is from 5/1/96.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
----------------------------------------- ------- -------
Management Fee                             0.51%   0.51%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.05%   0.05%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%   0.81%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     57 $     83
--------------------------
3 Years  $    180 $    260
--------------------------
5 Years  $    314 $    451
--------------------------
10 Years $    703 $  1,005
--------------------------

                    MET/AIM CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests principally in common stocks of domestic and foreign companies the Adviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The Portfolio will not invest more than 25% of its total assets in foreign securities.

The Adviser is not constrained to any particular investment style. The Portfolio may tend to buy "growth" stocks or "value" stocks. In selecting companies for investment, the Adviser looks for companies with increasing market share, experienced and effective management and competitive advantage. The Portfolio may invest in small, relatively new or unseasoned companies. The Portfolio may also purchase call options, which are derivatives, but not for speculative purposes, and write covered call options on no more than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 39, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risks that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  A I M Capital Management, Inc. see page 57

..  For financial highlights see page 71


The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. were transferred to the AIM Capital Appreciation Portfolio, a series of The Travelers Series Trust. The assets of the AIM Capital Appreciation Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares is the historical performance of the AIM Capital Appreciation Portfolio of The Travelers Series Trust (from July 1, 2005 through December 31, 2005) and of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. (from
January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

  1996   1997    1998   1999    2000     2001     2002    2003    2004   2005
  ----   ----    ----   ----    ----     ----     ----    ----    ----   ----
 15.01%  12.24% 17.21% 42.96%  -10.40%  -23.76%  -23.87% 29.31%   6.50%  8.73%

                        High Quarter:  2nd - 1999   +35.92%
                        Low Quarter:   3rd - 2001   -23.04%



The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, as applicable, with the S&P 500 Index and with the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large--and medium--sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

  Average Annual Total Return as of 12/31/05
---------------------------------------------
                         1 Year 5 Year 10 Year
------------------------ ------ ------ -------
Class A                   8.73% -2.77%  5.34%
S&P 500 Index             4.91%  0.54%  9.07%
Russell1000 Growth Index  5.26% -3.58%  6.73%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
--------------------------------------------------
Management Fee                              0.76%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.05%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.81%
--------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.25% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. In addition, the Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing May 1, 2006 will be passed on to the Portfolio in the form of a voluntary fee waiver. For purposes of calculating the Adviser's fee, the assets of the Portfolio and the assets of the Met/AIM Small Cap Growth Portfolio of the Trust are aggregated.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     83
-----------------
3 Years  $    260
-----------------
5 Years  $    451
-----------------
10 Years $  1,005
-----------------

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 39, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

                02     03       04       05
             -------  ------  ------  ------
             -27.50%  38.86%  6.43%   8.27%

            High Quarter: 2nd - 2003   +20.75%
            Low Quarter:  3rd - 2002   -18.43%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/05
-----------------------------------------------------
                                   Since    Inception
                          1 Year Inception    Date
------------------------- ------ ---------  ---------
Class A                    8.59%    4.15%     1/2/02
Class B                    8.27%    7.90%    10/9/01
Russell 2000 Index         4.55%   14.14%*
Russell 2000 Growth Index  4.15%   10.96%**

                  * Index performance is from 10/1/01.
                 ** Index performance is from 10/1/01.


 PORTFOLIO MANAGEMENT:

..  AIM Capital Management, Inc. see page 57

..  For financial highlights see page 72

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B
-------------------------------------------------- ------- -------
Management Fee                                      0.90%   0.90%
------------------------------------------------------------------
12b-1 Fees                                          None    0.25%
------------------------------------------------------------------
Other Expenses                                      0.06%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/ Repayment to Manager        0.96%   1.22%
------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         1.00%   1.26%
------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.05% and 1.30%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.99% for Class A shares and 1.25% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $    103 $    129
--------------------------
3 Years  $    320 $    402
--------------------------
5 Years  $    555 $    695
--------------------------
10 Years $  1,229 $  1,530
--------------------------

                  MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in the common stocks of U.S. companies which the Adviser believes have favorable investment potential. For example, the Adviser may purchase stocks of companies with stock prices that reflect a value lower than that the Adviser places on the company. The Adviser may also consider other factors that are believed will cause the stock price to rise. Investments are mainly in small- and mid-sized companies.

The Portfolio may also invest up to 20% of its assets in foreign securities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 39, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Small Cap Stock Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Portfolio's former investment adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001. Effective May 1, 2003, Putnam Investment Management, LLC became the Portfolio's Adviser. Performance information prior to that date is attributable to the Portfolio's former investment adviser.

 PORTFOLIO MANAGEMENT:

..  Putnam Investment Management, LLC see page 60

..  For financial highlights see page 74


The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]


          Year-by-Year Total Return as of 12/31 of Each Year

   97      98      99      00      01      02      03      04      05
-------  ------  ------  ------  ------  ------  ------  ------  ------
20.89%   -5.40%  44.56%  -10.55% -8.42%  -21.05% 28.73%  18.54%  10.08%


                       High Quarter: 4th - 1999   +35.13%
                       Low Quarter:  3rd - 2001   -23.01%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/05, as applicable, with the Russell 2000 Index, a widely recognized unmanaged index that measures small company stock performance, and with the Russell 2500 Index, which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/05
--------------------------------------------------------
                                       Since    Inception
                     1 Year  5 Year  Inception    Date
------------------   ------- ------- ---------  ---------
Class A              10.08%   3.96%     7.15%    5/1/96
Class B               9.79%     --      8.18%    4/3/01
Russell 2000 Index    4.55%   8.22%     8.46%*
Russell 2500 Index    8.11%   9.14%    10.78%**
* Index performance is from 5/1/96.
** Index performance is from 5/1/96.

For information on Putnam Investment Management, LLC's prior performance with a comparable fund, see page 61.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.85%   0.85%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.37%   0.37%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  1.22%   1.47%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $    125 $    151
--------------------------
3 Years  $    389 $    469
--------------------------
5 Years  $    674 $    808
--------------------------
10 Years $  1,484 $  1,767
--------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of foreign companies. The Portfolio focuses on foreign companies (including up to 25% of its net assets in emerging market issues) that the Portfolio's Adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio may invest in companies of any size. The Portfolio does not emphasize any particular country and, under normal market conditions, will be invested in at least five countries. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

The Portfolio's assets are allocated among various sectors. A committee of investment research analysts selects securities for the Portfolio. The committee includes investment analysts employed by the Adviser and its affiliates.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 39, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04       05
-------  ------  ------  ------
-11.80%  32.04%  19.56%  16.42%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
------------------------------------------
                            Since   Inception
                   1 Year Inception   Date
---------------    ------ --------- ---------
Class A            16.77%   8.35%     5/1/01
Class B            16.42%   6.75%    2/12/01
MSCI EAFE Index    14.02%   5.04%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 as adjusted to reflect current expense limitations and are expressed as a percentage of the Portfo-



 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 59

.. For financial highlights see page 76 lio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B
-------------------------------------------------- ------- -------
Management Fee                                      0.74%   0.74%
------------------------------------------------------------------
12b-1 Fees                                          None    0.25%
------------------------------------------------------------------
Other Expenses                                      0.17%   0.18%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         0.91%   1.17%
------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         0.96%   1.22%
------------------------------------------------------------------

         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. Prior to May 1, 2005, the expense limitations for Class A and Class B shares were 1.10% and 1.35%, respectively.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.93% for Class A shares and 1.19% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     98 $    125
--------------------------
3 Years  $    307 $    389
--------------------------
5 Years  $    533 $    674
--------------------------
10 Years $  1,182 $  1,484
--------------------------

                            MFS(R) VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation and reasonable income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 65% of its net assets in equity securities of companies that the Adviser believes are undervalued in the market relative to their long term potential. Undervalued equity securities generally produce income and have low price-to-book, price-to-cash flow, price-to-earnings and price-to-sales ratios. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the Portfolio may invest in companies of any size, the Portfolio generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because they are temporarily out of favor due to:

  .  a decline in the market

  .  poor economic conditions

  .  the market has overlooked them

  . developments that have affected or may affect the issuer of the securities or the issuer's industry

The Portfolio seeks to achieve a gross yield that exceeds that of the S&P 500 Index.

The Adviser uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that the securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the Adviser's portfolio managers and a large group of equity research analysts. The Portfolio may invest up to 35% of its assets in foreign securities through which it may have exposure to foreign currencies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 39, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 59

..  For financial highlights see page 78


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the MFS(R) Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

  1999   2000    2001    2002    2003    2004    2005
  ----   ----    ----    ----    ----    ----    ----
  4.98%  11.61%  1.00%  -13.14%  24.61%  15.97%  6.44%

                High Quarter:  2nd - 2003   +14.46%
                Low Quarter:   1st - 2002   -15.27%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/05, with the Russell 1000 Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

  Average Annual Total Return as of 12/31/05
------------------------------------------------------
                                      Since   Inception
                 1 Year    5 Year   Inception   Date
 ------------    --------- -------- --------- ---------
Class A           6.44%     6.18%     5.62%    7/20/98
Russell 1000
 Value Index      7.05%     5.28%     6.17%*
* Index performance is from 8/1/98.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
--------------------------------------------------
Management Fee                              0.73%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.24%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.97%
--------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.00% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The

Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended
April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     99
-----------------
3 Years  $    310
-----------------
5 Years  $    539
-----------------
10 Years $  1,194
-----------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also purchase the securities of foreign issuers.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  . Companies with increasing earnings momentum and a history of positive earnings growth

  .  Stocks with low valuations relative to their growth potential

  .  Companies with the potential for positive earnings surprises

  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 39, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  OppenheimerFunds, Inc. see page 59

..  For financial highlights see page 79


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04     05
------   ------  -----  -----
-24.73%  28.53%  6.40%  4.71%

High Quarter:   2nd - 2003    +14.54%
Low Quarter:    2nd - 2002    -15.52%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
--------------------------------------------
                           Since    Inception
                 1 Year  Inception    Date
 -------------   ------- ---------- ---------
Class A           4.99%     2.17%     1/2/02
Class B           4.71%    -1.60%    2/12/01
S&P 500 Index     4.91%    -0.16%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B
-------------------------------------------------- ------- -------
Management Fee                                      0.59%   0.59%
------------------------------------------------------------------
12b-1 Fees                                          None    0.25%
------------------------------------------------------------------
Other Expenses                                      0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         0.64%   0.89%
------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager          0.69%   0.94%
------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.75% and 1.00%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. In addition, the Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing July 1, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2005 was 0.58%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     71 $     96
--------------------------
3 Years  $    221 $    301
--------------------------
5 Years  $    385 $    522
--------------------------
10 Years $    861 $  1,159
--------------------------

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks and equity interests in real estate investment trusts ("REITs"). The Portfolio may invest up to 20% of its net assets in REITs.

The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (e.g. brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 39, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Credit risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

  96      97      98      99      00      01      02      03      04      05
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
7.47%   25.29%  18.21%  -0.19%  24.27%  -23.00% 30.21%  23.78%  11.13%  5.99%


                       High Quarter: 3rd - 2000   +17.52%
                       Low Quarter:  3rd - 2002   -18.02%


The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
-----------------------------------------
                1 Year   5 Year   10 Year
 -------------  -------- -------- -------
Class A          5.99%   -4.76%    4.84%
S&P 500 Index    4.91%    0.54%    9.07%


 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 60

..  For financial highlights see page 81

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A
-----------------------------------------------------------
Management Fee                                      0.75%
-----------------------------------------------------------
12b-1 Fees                                          None
-----------------------------------------------------------
Other Expenses                                      0.28%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         1.03%
-----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  (0.03)%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver/Repayment to Manager                  1.00%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.00% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $    103
-----------------
3 Years  $    326
-----------------
5 Years  $    568
-----------------
10 Years $  1,262
-----------------

                      PIONEER STRATEGIC INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 80% of its net assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. The Adviser allocates the Portfolio's investments among the following three segments of the debt markets:

  .  Below investment grade (high yield) securities of U.S. and non-U.S.
     issuers;

  .  Investment grade securities of U.S. issuers; and

  .  Investment grade securities of non-U.S. issuers.

The Adviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The Portfolio invests primarily in:

  . Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;

  . Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and

  .  Mortgage-backed and asset-backed securities.

The Portfolio invests in securities with a broad range of maturities. Depending upon the Adviser's allocation among market segments, up to 70% of the Portfolio's total assets may be in debt securities ("junk bonds") rated below investment grade at the time of purchase or determined to be of equivalent quality by the Adviser. Up to 20% of the Portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poors Corporation ("S&P") or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser.

Depending upon the Adviser's allocation among market segments, up to 85% of the Portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

The Adviser considers both broad economic and issuer specific factors in selecting securities designed to achieve the Portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio's securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the

Adviser selects individual securities based upon the terms of the securities (such as yield compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The Portfolio may also invest up to 20% of its net assets in all types of equity securities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 39, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 60

..  For financial highlights see page 82


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. were transferred to the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust. The assets of the Pioneer Strategic Income Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares is the historical performance of the Pioneer Strategic Income Portfolio of The Travelers Series Trust (from July 1, 2005 through December 31, 2005) and of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective June 30, 2003, Pioneer Investment Management, Inc. became the Adviser to the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. Information prior to that date is attributable to the Portfolio's former investment adviser.
                                    [CHART]


             Year-by-Year Total Return as of 12/31 of Each Year

  96      97      98      99      00      01      02      03      04      05
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
8.25%   7.78%   0.67%   1.11%   -0.37%  4.24%   5.88%   19.53%  10.94%  3.67%


                       High Quarter: 2nd - 2003   +7.67%
                       Low Quarter:  3rd - 1998   -3.34%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, as applicable, with the Lehman Brothers U.S. Universal Index. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
-----------------------------------------
                     1 Year 5 Year 10 Year
-------------------- ------ ------ -------
Class A               3.67%  8.70%  6.01%
Lehman Brothers U.S.
 Universal Index      2.73%  6.26%  6.35%


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended October 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
--------------------------------------------------
Management Fee                             0.73%
--------------------------------------------------
12b-1 Fees                                 None
--------------------------------------------------
Other Expenses                             0.09%
--------------------------------------------------
Total Annual Portfolio Operating Expenses* 0.82%
--------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.25% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     84
-----------------
3 Years  $    263
-----------------
5 Years  $    457
-----------------
10 Years $  1,017
-----------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                          LORD
                                                         ABBETT     MET/AIM     MET/AIM   MET/PUTNAM      MFS(R)
                                                          BOND      CAPITAL    SMALL CAP    CAPITAL      RESEARCH     MFS(R)
                                                        DEBENTURE APPRECIATION  GROWTH   OPPORTUNITIES INTERNATIONAL   VALUE
                                                        PORTFOLIO  PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO   PORTFOLIO
BRADY BONDS                                                            X
------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                         X
------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                      X          X           X           X             X
------------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                         X          X           X           X             X           X
------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
------------------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                X           X           X             X           X
------------------------------------------------------------------------------------------------------------------------------
FUTURES                                                                X           X           X             X           X
------------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                                                  X
------------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                               X
------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                          X                       X             X           X
------------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                     X          X                                     X           X
------------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                   X          X           X           X             X           X
------------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES                                                  X          X                                     X           X
------------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING
BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND
CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND
FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT
MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY
U.S. AND FOREIGN CORPORATIONS                               X          X           X           X             X           X
------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                        X                                                            X
------------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                     X
------------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                     X                       X             X
------------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                           X           X
------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                             X
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                            X          X                                     X           X
------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING
PASSIVE FOREIGN INVESTMENT COMPANIES                                   X                       X             X           X
------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                         X          X                                     X           X
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
------------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                   X                                                 X
------------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS     X          X
------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                            X          X           X           X             X           X
------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                          X           X           X             X
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                       X          X                       X
------------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                               X          X
------------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                         X          X                       X             X           X
------------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                            X          X           X           X             X           X
------------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                          X                                     X           X
------------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                       X
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                  X          X           X                         X           X
------------------------------------------------------------------------------------------------------------------------------

                                                                  OPPENHEIMER             PIONEER
                                                                    CAPITAL     PIONEER  STRATEGIC
                                                                  APPRECIATION   FUND     INCOME
                                                                   PORTFOLIO   PORTFOLIO PORTFOLIO
BRADY BONDS                                                                                  X
--------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                    X                     X
--------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                 X           X         X
--------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                    X           X         X
--------------------------------------------------------------------------------------------------
DERIVATIVES:
--------------------------------------------------------------------------------------------------
OPTIONS                                                                            X         X
--------------------------------------------------------------------------------------------------
FUTURES                                                                            X         X
--------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                      X
--------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                           X         X
--------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                      X         X
--------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                      X
--------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                              X           X
--------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                   X         X
--------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED
OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE
AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY
U.S. AND FOREIGN CORPORATIONS                                          X           X         X
--------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                               X         X
--------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                 X         X
--------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                     X                     X
--------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                 X         X
--------------------------------------------------------------------------------------------------
INTEREST RATE
TRANSACTIONS                                                                       X         X
--------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                   X         X
--------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE
FOREIGN INVESTMENT COMPANIES                                                       X         X
--------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES,
MORTGAGE-BACKED BONDS                                                                        X
--------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                                         X
--------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                         X
--------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                      X
--------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                       X           X         X
--------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                          X           X         X
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                  X           X         X
--------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                      X
--------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                X         X
--------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                       X           X         X
--------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
--------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                             X
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                             X           X         X
--------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the 1940 Act, and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P, and Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of Met/Putnam Capital Opportunities Portfolio, generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. Met/Putnam Capital Opportunities Portfolio generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of each Portfolio. The advisory fees for each Portfolio are:

PORTFOLIO                                  ADVISORY FEE
Lord Abbett Bond Debenture Portfolio       0.60% of first $250 million of such assets plus
                                           0.55% of such assets over $250 million up to $500 million
                                           plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Met/AIM Capital Appreciation               0.80% of first $100 million of such assets plus
                                           0.75% of such assets over $100 million up to $200 million
                                           plus 0.70% of such assets over $200 million up to $1 billion plus 0.65% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio         0.90% of first $500 million of such assets plus
                                           0.85% of such assets over $500 million
-------------------------------------------------------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio 0.85% of first $200 million of such assets, plus
                                           0.80% of such assets over $200 million
-------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio    0.80% of first $200 million of such assets plus
                                           0.75% of such assets over $200 million up to $500 million
                                           plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
MFS(R) Value Portfolio                     0.725% of first $250 million of such assets plus
                                           0.675% of such assets over $250 million up to $1.25 billion plus 0.600% of such assets over $1.25 billion up to $1.5
                                           billion plus 0.500% of such assets over $1.5 billion
-------------------------------------------------------------------------------------------------------

PORTFOLIO                                  ADVISORY FEE
Oppenheimer Capital Appreciation Portfolio 0.65% of first $150 million of such assets plus
                                           0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                           million plus 0.55% of such assets over $500 million
------------------------------------------------------------------------------------------------------
Pioneer Fund Portfolio                     0.750% of first $250 million of such assets plus
                                           0.700% of such assets over $250 million up to $500 million plus 0.675% of such assets over $500 million up to $1
                                           billion plus 0.650% of such assets over $1 billion up to $2 billion plus 0.600% of such assets over $2 billion
------------------------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio         0.75% of first $75 million of such assets plus
                                           0.70% of such assets over $75 million up to $150 million
                                           plus 0.65% of such assets over $150 million
------------------------------------------------------------------------------------------------------

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in the Trust's annual report or, in the case of MFS(R) Value Portfolio, Met/AIM Capital Appreciation Portfolio, Pioneer Fund Portfolio and Pioneer Strategic Income Portfolio, will be available in the Trust's Semi-annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios:

EXPENSE LIMITATION PROVISIONS

                                                 TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                 (% OF DAILY NET ASSETS)
      Met/AIM Capital Appreciation Portfolio               1.25%
      Met/AIM Small Cap Growth Portfolio                   1.05%
      MFS(R) Research International Portfolio              1.00%
      MFS(R) Value Portfolio                               1.00%
      Oppenheimer Capital Appreciation Portfolio           0.75%
      Pioneer Fund Portfolio                               1.00%
      Pioneer Strategic Income Portfolio                   1.25%

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

A I M CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Capital Appreciation and Met/AIM Small Cap Growth Portfolios of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolios, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $128 billion as of December 31, 2005.

MET/AIM CAPITAL APPRECIATION PORTFOLIO

The Adviser uses a team approach to investment management. The individual members of the team are:

  . LANNY H. SACHNOWITZ (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2005 and has been associated with A I M and/or its affiliates since 1987.

  . KIRK L. ANDERSON, Portfolio Manager, has been responsible for the Portfolio since 2005 and has been associated with A I M or its affiliates since 1994.

  . JAMES G. BIRDSALL, Portfolio Manager, has been responsible for the Portfolio since 2005 and has been associated with A I M or its affiliates since 1995.

  . ROBERT J. LLOYD, Portfolio Manager, has been responsible for the Portfolio since 2003 and has been associated with A I M and/or its affiliates since 2000.

They are assisted by the Adviser's Multi-cap Growth Team which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the Portfolio, but do not have day-to-day management responsibilities with respect to the Portfolio. Members of the Team may change from time to time.

MET/AIM SMALL CAP GROWTH PORTFOLIO

The Adviser uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are:

  . JULIET S. ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN R. HARTSFIELD, Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the Team may change from time to time.

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture Portfolio of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 31, 2005.

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager
    of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined with Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio and MFS(R) Value Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services, which in turn is an indirect wholly-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services organization). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005.

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIZ GARCIA.

  . MR. MELENDEZ, Vice President of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . MR. GARCIA, Vice President of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

MFS(R) VALUE PORTFOLIO

The Portfolio is co-managed by Mr. Nevin P. Chitkara and Mr. Steven R. Gorham. Mr. Chitkara is a Vice President of MFS and has been in the investment management area of MFS since 1997. Mr. Gorham is a Senior Vice President of MFS and has served as portfolio manager since 2002. Mr. Gorham has been in the investment management area of MFS since 1992.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $200 billion in assets as of December 31, 2005, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  WILLIAM L. WILBY and MARC L. BAYLIN, CFA act as co-managers of the
     Portfolio.

  . MR. WILBY has been a Senior Vice President of Oppenheimer since July 1994 and Senior Investment Officer, Director of Equities of the Adviser since July 2004. Mr. Wilby was Senior Investment Officer, Director of International Equities of the
     Adviser from May 2000 through July 2004 and Senior Vice President of HarbourView Asset Management Corporation, a subsidiary of Oppenheimer, from May 1999 through November 2001.

  . MR. BAYLIN joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.

PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston, Massachusetts 02109, is the Adviser to the Pioneer Fund and Pioneer Strategic Income Portfolios of the Trust. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $48 billion.

PIONEER FUND PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001.

PIONEER STRATEGIC INCOME PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

PUTNAM INVESTMENT MANAGEMENT, LLC ("Putnam"), One Post Office Square, Boston, Massachusetts 02109, is the Adviser to the Met/Putnam Capital Opportunities Portfolio of the Trust. Putnam has been managing mutual funds since 1937 and is an indirect subsidiary of Marsh & McLennan Companies. As of December 31, 2005, Putnam had over $189 billion in assets under investment management.

  . Putnam's U.S. Small- and Mid-Cap Core Team has primary responsibility for the day-to-day management of the Portfolio. The following team members coordinate the team's management of the Portfolio: Joseph P. Joseph, Portfolio Leader, has been with Putnam since 1994; Tinh Bui, Portfolio Member, has been with Putnam since 2001--prior to 2001, with PPM America; Gerald I. Moore, Portfolio Member, has been with Putnam since 1997.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Putnam Capital Opportunities Portfolio and the Putnam Capital Opportunities Fund, which is also advised by Putnam, have substantially similar investment objectives, policies, and strategies. Putnam began managing the Portfolio on May 1, 2003. In order to provide you with information regarding the investment capabilities of Putnam, performance information regarding the Putnam Capital Opportunities Fund is presented. Management fees paid by the Putnam Capital Opportunities Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Putnam Capital Opportunities Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the Putnam Capital Opportunities Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Putnam Research Fund and the Portfolio will vary.

The table below compares the Putnam Capital Opportunities Fund's average annual compounded total returns for the 1- and 5-year periods and since inception on 6/1/98 through 12/31/05 with the Russell 2000 Index. Russell 2000 Index is a widely recognized unmanaged index that measures small company stock performance. Russell 2500 Index is a widely recognized unmanaged index that measures the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                                           Since
                                           1 Year 5 Year Inception
------------------------------------------ ------ ------ ---------
Putnam Capital Opportunities Fund--Class A
 shares (with sales charge)                10.47%  5.10%   8.82%
Russell 2000 Index                          4.55%  8.22%   6.61%
Russell 2500 Index                          8.11%  9.14%   8.88%

DISTRIBUTION PLAN

Each Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% of the average daily net assets of each Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com); (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year, except for Met/AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio which have a fiscal year end of October 31. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares and Class B shares of each Portfolio (except for Met/AIM Capital Appreciation Portfolio, MFS(R) Value Portfolio, Pioneer Fund Portfolio, and Pioneer Strategic Income Portfolio which only offer Class A shares) only to the separate accounts of MetLife to fund Contracts.

Class E shares of the Portfolios are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A shares and Class B shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). With the exception of Met/AIM Capital Appreciation Portfolio, MFS(R) Value Portfolio, Pioneer Fund Portfolio and Pioneer Strategic Income Portfolio, this information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request. The information for the year ended December 31, 2005, in the cases of MFS(R) Value Portfolio and Pioneer Fund Portfolio, and for the year ended October 31, 2005, in the cases of Met/AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio, has been audited by Deloitte & Touche LLP. For the years 2001 through 2004, other independent accountants have audited this information with respect to each of Met/AIM Capital Appreciation Portfolio, MFS(R) Value Portfolio, Pioneer Fund Portfolio and Pioneer Strategic Income Portfolio. Deloitte & Touche LLP's reports, along with each of the Met/AIM Capital Appreciation Portfolio's, MFS(R) Value Portfolio's, Pioneer Fund Portfolio's and Pioneer Strategic Income Portfolio's financial statements are included in the Annual Report of The Travelers Series Trust (funds of which are the predecessors of each of the Met/AIM Capital Appreciation Portfolio, MFS(R) Value Portfolio, Pioneer Fund Portfolio, and Pioneer Strategic Income Portfolio), which is also available upon request.

  LORD ABBETT BOND DEBENTURE PORTFOLIO*

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2005(A) 2004(A) 2003(A) 2002(A) 2001(A)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $12.63  $12.04  $10.24   $11.22 $11.75
                                                      ------  ------  ------  ------- ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME                                   0.75    0.70    0.73     0.77   0.90
NET REALIZED AND UNREALIZED GAINS (LOSSES)            (0.52)    0.31    1.27   (0.79) (0.48)
                                                      ------  ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS                        0.23    1.01    2.00   (0.02)   0.42
                                                      ------  ------  ------  ------- ------
DISTRIBUTIONS:
DIVIDENDS FROM NET INVESTMENT INCOME                  (0.58)  (0.42)  (0.20)   (0.96) (0.95)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             --      --      --       --     --
                                                      ------  ------  ------  ------- ------
TOTAL DISTRIBUTIONS                                   (0.58)  (0.42)  (0.20)   (0.96) (0.95)
                                                      ------  ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD                        $12.28  $12.63  $12.04   $10.24 $11.22
                                                      ------  ------  ------  ------- ------
TOTAL RETURN                                           1.81%   8.43%  19.52%  (0.39)%  3.76%
                                                      ------  ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (IN MILLIONS)               $856.4  $520.3  $234.6   $202.1 $154.2
RATIOS TO AVERAGE NET ASSETS/(1)/:
EXPENSES                                               0.56%   0.63%   0.70%    0.70%  0.72%
NET INVESTMENT INCOME                                  5.92%   5.65%   6.52%    7.43%  7.76%
PORTFOLIO TURNOVER RATE                                42.1%   39.8%   36.9%    45.8%  66.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER:                         N/A     N/A   0.67%+   0.77%  0.75%

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Bond Debenture Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Bond Debenture Portfolio.
+ Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                               MARCH 22, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A)  2002(A) --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $12.54  $11.97    $10.21  $11.20        $12.03
                                           ------  ------  -------- -------       -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.71    0.69      0.69    0.72          0.64
NET REALIZED AND UNREALIZED GAINS (LOSSES) (0.52)    0.29      1.46  (0.76)        (0.52)
                                           ------  ------  -------- -------       -------
TOTAL FROM INVESTMENT OPERATIONS             0.19    0.98      2.15  (0.04)          0.12
                                           ------  ------  -------- -------       -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.54)  (0.41)    (0.20)  (0.95)        (0.95)
DISTRIBUTIONS FROM NET REALIZED CAPITAL        --      --    (0.19)      --            --
GAINS                                      ------  ------  -------- -------       -------
TOTAL DISTRIBUTIONS                        (0.54)  (0.41)    (0.39)  (0.95)        (0.95)
                                           ------  ------  -------- -------       -------
NET ASSET VALUE, END OF PERIOD             $12.19  $12.54    $11.97  $10.21        $11.20
                                           ------  ------  -------- -------       -------
TOTAL RETURN                                1.49%   8.17%    19.15% (0.57)%        1.17%+
                                           ------  ------  -------- -------       -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $704.5  $776.0    $758.2  $197.4         $31.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.81%   0.88%     0.96%   0.95%       0.95%++
NET INVESTMENT INCOME                       5.65%   5.61%     6.11%   7.12%       7.38%++
PORTFOLIO TURNOVER RATE                     42.1%   39.8%     36.9%   45.8%        66.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                      N/A     N/A  0.91%+++   1.05%       0.98%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MET/AIM CAPITAL APPRECIATION PORTFOLIO*

                                                    FOR THE YEARS ENDED OCTOBER 31,
                                              -------------------------------------------
CLASS A                                       2005(A)   2004     2003     2002     2001
-----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $9.98    $9.63     $8.04    $9.11   $21.73
                                              ------  -------   ------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                    0.04   (0.02)    (0.02)   (0.03)   (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)      1.10     0.37      1.61   (1.04)   (8.72)
                                              ------  -------   ------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                1.14     0.35      1.59   (1.07)   (8.74)
                                              ------  -------   ------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.01)       --        --       --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS     --       --        --       --   (3.88)
                                              ------  -------   ------- -------- --------
TOTAL DISTRIBUTIONS                           (0.01)       --        --       --   (3.88)
                                              ------  -------   ------- -------- --------
NET ASSET VALUE, END OF PERIOD                $11.11    $9.98     $9.63    $8.04    $9.11
                                              ------  -------   ------- -------- --------
TOTAL RETURN                                  11.47%    3.63%    19.78% (11.75)% (43.36)%
                                              ------  -------   ------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $238     $234      $178     $172     $224
RATIOS TO AVERAGE NET ASSETS

EXPENSES                                       0.85%    0.85%**   0.85%    0.85%    0.83%
NET INVESTMENT INCOME                          0.34%  (0.18)%   (0.25)%  (0.28)%  (0.20)%
PORTFOLIO TURNOVER RATE                          83%      71%       49%      81%      88%

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the AIM Capital
   Appreciation Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor AIM Capital Appreciation Portfolio and its predecessor fund.
** The Manager waived a portion of its management fee for the year ended
   October 31, 2004. The actual expense ratio did not change due to this waiver.
(a) Net investment income per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                         JANUARY 2, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.84     $12.03      $8.65            $11.85
                                                       -------    -------    -------        ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.07)     (0.09)     (0.08)            (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.18       0.90       3.46            (3.09)
                                                       -------    -------    -------        ---------
TOTAL FROM INVESTMENT OPERATIONS                         1.11       0.81       3.38            (3.20)
                                                       -------    -------    -------        ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --         --         --                --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)         --         --                --
                                                       -------    -------    -------        ---------
TOTAL DISTRIBUTIONS:                                   (0.29)         --         --                --
                                                       -------    -------    -------        ---------
NET ASSET VALUE, END OF PERIOD                         $13.66     $12.84     $12.03             $8.65
                                                       -------    -------    -------        ---------
TOTAL RETURN                                            8.59%      6.73%     39.08%         (27.00)%+
                                                       -------    -------    -------        ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $215.4      $92.5       $6.2              $6.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.99%      1.03%      1.04%           1.05%++
NET INVESTMENT LOSS                                   (0.53)%    (0.74)%    (0.78)%         (0.64)%++
PORTFOLIO TURNOVER RATE                                 74.8%      94.9%      29.8%            19.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.96%*     1.02%*      1.16%           2.10%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                  N/A        N/A        N/A           1.03%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not Applicable
(a) Net investment income per share was calculated using average shares outstanding.

    MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                              OCTOBER 9, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $12.74  $11.97   $8.62   $11.89         $10.00
                                           ------- ------- ------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.10)  (0.12)  (0.11)   (0.08)         (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    1.16    0.89    3.46   (3.19)           1.91
                                           ------- ------- ------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS              1.06    0.77    3.35   (3.27)           1.89
                                           ------- ------- ------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --      --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.29)      --      --       --             --
GAINS                                      ------- ------- ------- --------      ---------
TOTAL DISTRIBUTIONS:                        (0.29)      --      --       --             --
                                           ------- ------- ------- --------      ---------
NET ASSET VALUE, END OF PERIOD              $13.51  $12.74  $11.97    $8.62         $11.89
                                           ------- ------- ------- --------      ---------
TOTAL RETURN                                 8.27%   6.43%  38.86% (27.50)%        18.90%+
                                           ------- ------- ------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $297.1  $309.7  $206.3    $47.1           $7.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     1.25%   1.29%   1.30%    1.30%        1.30%++
NET INVESTMENT LOSS                        (0.80)% (1.03)% (1.04)%  (0.87)%      (0.92)%++
PORTFOLIO TURNOVER RATE                      74.8%   94.9%   29.8%    19.5%          5.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                 1.20%*  1.23%*   1.36%    2.32%        5.22%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                          N/A     N/A     N/A    1.28%            N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                    MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO*

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                     ----------------------------------------
CLASS A                                              2005(A) 2004(A) 2003(A) 2002(A)  2001(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                 $14.13  $11.92   $9.26    $11.74  $14.82
                                                     ------  ------  ------  -------- -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                  0.04    0.04    0.01     0.00+    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)             1.38    2.17    2.65    (2.47)  (1.22)
                                                     ------  ------  ------  -------- -------
TOTAL FROM INVESTMENT OPERATIONS                       1.42    2.21    2.66    (2.47)  (1.20)
                                                     ------  ------  ------  -------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                 (0.04)      --      --    (0.01)  (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            --      --      --        --  (1.86)
                                                     ------  ------  ------  -------- -------
TOTAL DISTRIBUTIONS                                  (0.04)      --      --    (0.01)  (1.88)
                                                     ------  ------  ------  -------- -------
NET ASSET VALUE, END OF PERIOD                       $15.51  $14.13  $11.92     $9.26  $11.74
                                                     ------  ------  ------  -------- -------
TOTAL RETURN                                         10.08%  18.54%  28.73%  (21.05)% (8.42)%
                                                     ------  ------  ------  -------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $39.5   $46.9   $50.0     $47.2   $76.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                              1.22%   1.19%   1.25%     1.20%   1.09%
NET INVESTMENT INCOME                                 0.29%   0.34%   0.08%     0.01%   0.14%
PORTFOLIO TURNOVER RATE                               88.3%   84.5%  231.2%     77.6%   79.9%
(1)RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              1.22%     N/A     N/A       N/A     N/A

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Small Cap Stock Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Small Cap Stock Portfolio. Effective May 1, 2003, the Portfolio changed its name to Met/Putnam Capital Opportunities Portfolio and Putnam Investment Management, LLC became the Portfolio's Adviser.
+  Less than $.0005 per share
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO*

                                                                            FOR THE PERIOD FROM
                                                                               APRIL 3, 2001
                                                                              (COMMENCEMENT OF
                                                                               OPERATIONS) TO
CLASS B                                    2005(A) 2004(A) 2003(A) 2002(A)  DECEMBER 31, 2001(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $14.01  $11.84    $9.23   $11.72          $12.25
                                           ------  ------  ------- --------      ----------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                 0.01    0.01   (0.02)   (0.02)           0.00+
NET REALIZED AND UNREALIZED GAINS (LOSSES)   1.36    2.16     2.63   (2.46)            1.35
                                           ------  ------  ------- --------      ----------
TOTAL FROM INVESTMENT OPERATIONS             1.37    2.17     2.61   (2.48)            1.35
                                           ------  ------  ------- --------      ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.02)      --       --   (0.01)          (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL        --      --       --       --          (1.86)
GAINS                                      ------  ------  ------- --------      ----------
TOTAL DISTRIBUTIONS                        (0.02)      --       --   (0.01)          (1.88)
                                           ------  ------  ------- --------      ----------
NET ASSET VALUE, END OF PERIOD             $15.36  $14.01   $11.84    $9.23          $11.72
                                           ------  ------  ------- --------      ----------
TOTAL RETURN                                9.79%  18.33%   28.28% (21.19)%        10.61%++
                                           ------  ------  ------- --------      ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)      $5.3    $4.0     $2.9     $2.1            $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    1.47%   1.45%    1.50%    1.47%        1.40%+++
NET INVESTMENT INCOME (LOSS)                0.05%   0.12%  (0.20)%  (0.23)%      (0.10)%+++
PORTFOLIO TURNOVER RATE                     88.3%   84.5%   231.2%    77.6%         79.9%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                 1.47%     N/A      N/A      N/A             N/A

--------------------------------------------------------------------------------
* Effective May 1, 2003, the Portfolio changed its name to Met/Putnam Capital Opportunities Portfolio and Putnam Investment Management, LLC became the Portfolio's Adviser.
+  Less than $.0005 per share
++ Non-annualized
+++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                                MAY 1, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.72   $9.81   $7.49     $8.48          $9.55
                                           ------  ------  ------  --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                 0.14    0.08    0.06      0.06         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)   1.83    1.85    2.34    (1.04)         (1.04)
                                           ------  ------  ------  --------      ---------
TOTAL FROM INVESTMENT OPERATIONS             1.97    1.93    2.40    (0.98)         (1.05)
                                           ------  ------  ------  --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.07)      --  (0.08)    (0.01)         (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.62)  (0.02)      --        --             --
GAINS                                      ------  ------  ------  --------      ---------
TOTAL DISTRIBUTIONS                        (0.69)  (0.02)  (0.08)    (0.01)         (0.02)
                                           ------  ------  ------  --------      ---------
NET ASSET VALUE, END OF PERIOD             $13.00  $11.72   $9.81     $7.49          $8.48
                                           ------  ------  ------  --------      ---------
TOTAL RETURN                               16.77%  19.72%  32.20%  (11.52)%      (11.04)%+
                                           ------  ------  ------  --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $624.2  $304.0   $67.3      $9.4           $3.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.93%   1.06%   1.09%     1.00%        1.00%++
NET INVESTMENT INCOME (LOSS)                1.18%   0.75%   0.68%     0.73%      (0.01)%++
PORTFOLIO TURNOVER RATE                     84.5%   98.5%   99.0%    114.1%        133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                0.93%*  0.94%*   1.11%     1.86%        5.08%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                         N/A     N/A   1.09%     1.00%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                             FEBRUARY 12, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.68   $9.79   $7.47     $8.48         $10.00
                                           ------  ------  ------  --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.11    0.05    0.05      0.03           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)   1.81    1.86    2.33    (1.03)         (1.52)
                                           ------  ------  ------  --------      ---------
TOTAL FROM INVESTMENT OPERATIONS             1.92    1.91    2.38    (1.00)         (1.51)
                                           ------  ------  ------  --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.04)      --  (0.06)    (0.01)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.62)  (0.02)      --        --             --
GAINS                                      ------  ------  ------  --------      ---------
TOTAL DISTRIBUTIONS                        (0.66)  (0.02)  (0.06)    (0.01)         (0.01)
                                           ------  ------  ------  --------      ---------
NET ASSET VALUE, END OF PERIOD             $12.94  $11.68   $9.79     $7.47          $8.48
                                           ------  ------  ------  --------      ---------
TOTAL RETURN                               16.42%  19.56%  32.04%  (11.80)%      (15.14)%+
                                           ------  ------  ------  --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $443.5  $396.0  $186.0     $67.1          $14.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    1.19%   1.32%   1.33%     1.25%        1.25%++
NET INVESTMENT INCOME                       0.90%   0.47%   0.56%     0.34%        0.13%++
PORTFOLIO TURNOVER RATE                     84.5%   98.5%   99.0%    114.1%        133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                1.19%*  1.18%*   1.39%     2.07%        5.33%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                         N/A     N/A   1.33%     1.25%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                        MFS(R) VALUE PORTFOLIO*

                                                                FOR THE YEARS ENDED DECEMBER 31
                                                             -------------------------------------

CLASS A                                                      2005(A)  2004   2003    2002   2001(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $12.32  $10.83  $8.80   $10.83 $10.89
                                                             ------  ------ ------ -------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.17    0.14   0.13     0.12   0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     0.63    1.59   2.04   (1.53)     --+
                                                             ------  ------ ------ -------- ------
TOTAL FROM INVESTMENT OPERATIONS                               0.80    1.73   2.17   (1.41)   0.11
                                                             ------  ------ ------ -------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.15)  (0.14) (0.14)   (0.21) (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                (0.53)  (0.10)     --   (0.41) (0.09)
                                                             ------  ------ ------ -------- ------
TOTAL DISTRIBUTIONS                                          (0.68)  (0.24) (0.14)   (0.62) (0.17)
                                                             ------  ------ ------ -------- ------
NET ASSET VALUE, END OF PERIOD                               $12.44  $12.32 $10.83    $8.80 $10.83
                                                             ------  ------ ------ -------- ------
TOTAL RETURN                                                  6.44%  15.97% 24.61% (13.14)%  1.00%
                                                             ------  ------ ------ -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $79     $47    $40      $31    $32
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.99%   1.00%  1.00%    1.00%  1.00%
NET INVESTMENT INCOME                                         1.36%   1.30%  1.44%    1.38%  1.01%
PORTFOLIO TURNOVER RATE                                         23%     47%    57%      60%   123%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                 1.00%   1.14%  1.08%    1.13%  1.11%

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the MFS(R) Value Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor MFS(R) Value Portfolio.
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                         JANUARY 2, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.36      $8.33      $6.47              $8.57
                                                      ------     ------     ------          ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.03       0.07       0.01               0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.39       0.47       1.85             (2.11)
                                                      ------     ------     ------          ---------
TOTAL FROM INVESTMENT OPERATIONS                        0.42       0.54       1.86             (2.10)
                                                      ------     ------     ------          ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)     (0.06)         --          (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.08)     (0.45)         --                 --
                                                      ------     ------     ------          ---------
TOTAL DISTRIBUTIONS                                   (0.09)     (0.51)         --          (0.00)+++
                                                      ------     ------     ------          ---------
NET ASSET VALUE, END OF PERIOD                         $8.69      $8.36      $8.33              $6.47
                                                      ------     ------     ------          ---------
TOTAL RETURN                                           4.99%      6.70%     28.75%          (24.47)%+
                                                      ------     ------     ------          ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $664.2     $298.0       $0.2               $0.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.69%      0.68%      0.72%            0.75%++
NET INVESTMENT INCOME                                  0.42%      0.90%      0.07%            0.17%++
PORTFOLIO TURNOVER RATE                                72.4%      65.3%      36.6%             20.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.64%*     0.69%*     0.75%*            0.99%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                 N/A        N/A      0.72%                N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                             FOR THE PERIOD FROM
                                                                              FEBRUARY 12, 2001
                                                                               (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                           --------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A)  2002(A)  --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $8.31   $8.29    $6.45     $8.57         $10.00
                                           ------  ------  ------- ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.01    0.06       --   0.00+++        0.00+++
NET REALIZED AND UNREALIZED GAINS (LOSSES)   0.38    0.46     1.84    (2.12)         (1.43)
                                           ------  ------  ------- ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS             0.39    0.52     1.84    (2.12)         (1.43)
                                           ------  ------  ------- ---------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME           --  (0.05)       -- (0.00)+++      (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.08)  (0.45)       --        --             --
GAINS                                      ------  ------  ------- ---------      ---------
TOTAL DISTRIBUTIONS                        (0.08)  (0.50)       -- (0.00)+++      (0.00)+++
                                           ------  ------  ------- ---------      ---------
NET ASSET VALUE, END OF PERIOD              $8.62   $8.31    $8.29     $6.45          $8.57
                                           ------  ------  ------- ---------      ---------
TOTAL RETURN                                4.71%   6.40%   28.53%  (24.73)%      (14.27)%+
                                           ------  ------  ------- ---------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $501.8  $634.6   $551.0    $122.4          $26.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.94%   0.95%    0.99%     1.00%        1.00%++
NET INVESTMENT INCOME (LOSS)                0.18%   0.67%  (0.03)%   (0.02)%        0.04%++
PORTFOLIO TURNOVER RATE                     72.4%   65.3%    36.6%     20.6%         29.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                0.89%*  0.91%*   0.98%*     1.22%        3.21%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                         N/A     N/A    0.99%       N/A            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIONEER FUND PORTFOLIO*

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2005(A) 2004(A) 2003(A) 2002(A)  2001(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.03   $10.92  $8.94    $13.87   $19.22
                                                      ------  ------- ------  -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.13     0.11   0.15      0.32     0.37
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.59     1.11   1.98    (4.47)   (4.65)
                                                      ------  ------- ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                        0.72     1.22   2.13    (4.15)   (4.28)
                                                      ------  ------- ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --   (0.11) (0.15)    (0.78)   (0.30)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             --       --     --        --   (0.77)
                                                      ------  ------- ------  -------- --------
TOTAL DISTRIBUTIONS                                       --   (0.11) (0.15)    (0.78)   (1.07)
                                                      ------  ------- ------  -------- --------
NET ASSET VALUE, END OF PERIOD                        $12.75   $12.03 $10.92     $8.94   $13.87
                                                      ------  ------- ------  -------- --------
TOTAL RETURN                                           5.99%   11.13% 23.78%  (30.21)% (23.00)%
                                                      ------  ------- ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $46      $33    $27       $22      $39
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               1.01%  0.99%**  1.12%     0.90%    0.81%
NET INVESTMENT INCOME                                  1.03%    0.98%  1.56%     2.88%    2.18%
PORTFOLIO TURNOVER RATE                                  16%      19%    98%       25%      20%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER:                       1.01%    1.12%  1.12%     0.90%    0.81%

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Pioneer Fund Portfolio, a series of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Pioneer Fund Portfolio.
** The investment manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

                                            PIONEER STRATEGIC INCOME PORTFOLIO*

                                                 FOR THE YEARS ENDED OCTOBER 31,
                                              --------------------------------------
CLASS A                                       2005(A) 2004(A) 2003(A)  2002    2001
------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $9.73    $9.53  $8.94    $9.94 $10.31
                                              ------  ------- ------  ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.53     0.57   0.63    1.14+   0.93
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (0.04)     0.48   1.04  (0.94)+ (0.47)
                                              ------  ------- ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS                0.49     1.05   1.67     0.20   0.46
                                              ------  ------- ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.66)   (0.85) (1.08)   (1.20) (0.83)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS     --       --     --       --     --
                                              ------  ------- ------  ------- ------
TOTAL DISTRIBUTIONS                           (0.66)   (0.85) (1.08)   (1.20) (0.83)
                                              ------  ------- ------  ------- ------
NET ASSET VALUE, END OF PERIOD                 $9.56    $9.73  $9.53    $8.94  $9.94
                                              ------  ------- ------  ------- ------
TOTAL RETURN                                   5.17%   11.66% 20.56%    2.00%  4.60%
                                              ------  ------- ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $186     $107   $100      $97   $128
RATIOS TO AVERAGE NET ASSETS:

EXPENSES                                       0.86%  0.90%**  1.00%    0.93%  0.90%
NET INVESTMENT INCOME                          5.58%    6.19%  7.05%   8.24%+  8.83%
PORTFOLIO TURNOVER RATE                          37%      56%   141%     208%   150%

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Pioneer Strategic
   Income Portfolio, a series of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Pioneer Strategic Income Portfolio and the predecessor fund.
** The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.
+ Effective November 1, 2001, the Portfolio adopted a change in the accounting method that requires the Portfolio to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended
   October 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $1.16, $(0.96), and 8.42%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T




                  Lord Abbett Growth Opportunities Portfolio

                                Class B Shares


                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____


                                                             PAGE

           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolio                     3

           THE PORTFOLIO                                      4

             INVESTMENT SUMMARY                               4
              Lord Abbett Growth Opportunities Portfolio      5

             MANAGEMENT                                       13
              The Manager                                     13
              Expense Limitation Agreement                    13
              The Adviser                                     14
              Distribution Plan                               15

           YOUR INVESTMENT                                    16
              Shareholder Information                         16
              Dividends, Distributions and Taxes              16
              Sales and Purchases of Shares                   17

           FINANCIAL HIGHLIGHTS                               22

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.


  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO



 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                  LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPLE INVESTMENT STRATEGY:

The Portfolio normally invests at least 65% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely used benchmark for mid-cap stock performance. As of February 28, 3006, the market capitalization range of the Russell Midcap Index was approximately $264 million to $22.5 billion. This market capitalization range will vary in response to changes in the market over time. The Portfolio uses a growth style of investing which means that the Adviser favors companies that show the potential for strong revenue and earnings growth.

Typically, in choosing stocks, the Adviser looks for mid-sized companies using:

  . fundamental research to identify companies likely to produce superior returns over a two to five year time frame, by analyzing the dynamics in each company within its industry and within the economy

  . quantitative research to identify companies with superior growth possibilities

The Portfolio may also invest in equity securities such as convertible fixed income securities, warrants, American Depositary Receipts and similar instruments.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 14

..  For financial highlights see page 22


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

                    02          03          04          05
                 -------      ------      ------       -----
                 -24.41%      35.70%      12.45%       4.58%

                    High Quarter:   2nd - 2003      +17.43%
                    Low Quarter:    3rd - 2002      -15.77%


The table below compares the Portfolio's Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization is approximately $4.1 billion. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/05
------------------------------------------------------
                                      Since   Inception
                          1 Year    Inception   Date
 ---------------------    --------- --------- ---------
Class B                    4.58%      1.53%    2/12/01
Russell Midcap Growth
 Index                    12.10%      0.26%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                   Class B
-----------------------------------------------------------
Management Fee                                      0.70%
-----------------------------------------------------------
12b-1 Fees                                          0.25%
-----------------------------------------------------------
Other Expenses                                      0.29%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         1.24%
-----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  (0.05)%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         1.19%
-----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class B shares of the Portfolio will not exceed 1.15% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. In 2005 broker fee reimbursement brought the Portfolios' Total Annual Operating Expenses below the expense caps, and the Portfolio reimbursed the Manager, for expenses waived in prior years, amounts to bring Total Annual Portfolio Operating Expenses to the cap levels. If the broker fee reimbursements were shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 1.15% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class B
-----------------
1 Year   $    122
-----------------
3 Years  $    391
-----------------
5 Years  $    680
-----------------
10 Years $  1,503
-----------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.


DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER


The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally will have annual turnover rates of 100% or more.


DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.70% of first $200 million of such assets plus 0.65% of such assets over $200 million up to $500 million plus 0.625% of such assets over $500 million.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Trust's annual report.


EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 1.15% of daily net assets for Class B shares of the Portfolio.


The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Growth Opportunities. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 31, 2005.

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. The investment management team is headed by Kevin P. Ferguson who is primarily responsible for the day-to-day management of the Portfolio. Mr. Ferguson, Partner and Mid Cap Growth Investment Manager, joined Lord Abbett in 1999.

DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. Class A shares are not being offered by this prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class B shares financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.

                                     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO



                                                                            FOR THE PERIOD FROM
                                                                             FEBRUARY 12, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $10.30   $9.16   $6.75    $8.93         $10.00
                                           ------- ------- ------- --------       --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.06)  (0.06)  (0.07)   (0.06)         (0.06)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    0.54    1.20    2.48   (2.12)         (1.01)
                                           ------- ------- ------- --------       --------
TOTAL FROM INVESTMENT OPERATIONS              0.48    1.14    2.41   (2.18)         (1.07)
                                           ------- ------- ------- --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --      --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.74)      --      --       --             --
GAINS                                      ------- ------- ------- --------       --------
TOTAL DISTRIBUTIONS                         (0.74)      --      --       --             --
                                           ------- ------- ------- --------       --------
NET ASSET VALUE, END OF PERIOD              $10.04  $10.30   $9.16    $6.75          $8.93
                                           ------- ------- ------- --------       --------
TOTAL RETURN                                 4.58%  12.45%  35.70% (24.41)%       (10.70)%+
                                           ------- ------- ------- --------       --------
RATIOS/ SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)      $40.9   $36.0   $27.6    $13.7           $8.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     1.15%   1.15%   1.14%    1.10%          1.10%++
NET INVESTMENT LOSS                        (0.58)% (0.66)% (0.83)%  (0.77)%        (0.78)%++
PORTFOLIO TURNOVER RATE                     103.9%   99.5%  119.0%    89.6%          89.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                     1.24%   1.20%   1.39%    1.98%          5.44%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T




                      Lord Abbett Mid-Cap Value Portfolio

                                Class B Shares


                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____


                                                          PAGE

               INTRODUCTION                                3
                  Understanding the Trust                  3
                  Understanding the Portfolio              3

               THE PORTFOLIO                               4

                 INVESTMENT SUMMARY                        4
                  Lord Abbett Mid-Cap Value Portfolio      5

                 MANAGEMENT                                12
                  The Manager                              12
                  The Adviser                              12
                  Distribution Plan                        13

               YOUR INVESTMENT                             14
                  Shareholder Information                  14
                  Dividends, Distributions and Taxes       14
                  Sales and Purchases of Shares            15

               FINANCIAL HIGHLIGHTS                        20

               FOR MORE INFORMATION                    Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.


  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO



 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      LORD ABBETT MID-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Mid Cap Index, a widely-used benchmark for mid-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell Mid Cap Index was $890 million to $14.6 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases due for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class B shares. The historical performance shown for the Portfolio's Class B shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                     [CHART]

 2002         2003          2004           2005
------       ------        ------         -----
-9.58%       25.87%        24.50%         8.05%

High Quarter:    2nd - 2003     16.02%
Low Quarter:     3rd - 2002    -14.80%



The table below compares the Portfolio's Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/05, as applicable, with the Russell Midcap Index, a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index, and with the S&P/Citigroup Value Index, a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/05
-------------------------------------------------------
                                      Since    Inception
                    1 Year  5 Year  Inception    Date
-----------------   ------- ------- ---------  ---------
Class B              8.05%     --     11.89%    4/3/01
Russell Midcap
 Index              12.65%   8.45%    10.22%*
S&P 400/Citigroup
 Value Index        11.60%  12.38%    12.76%**
*Index performance is from 8/20/97.
**Index performance is from 8/1/97.




 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 13

..  For financial highlights see page 20

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class B
-------------------------------------------------
Management Fee                             0.68%
-------------------------------------------------
12b-1 Fees                                 0.25%
-------------------------------------------------
Other Expenses                             0.08%
-------------------------------------------------
Total Annual Portfolio Operating Expenses  1.01%
-------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class B
-----------------
1 Year   $    104
-----------------
3 Years  $    323
-----------------
5 Years  $    560
-----------------
10 Years $  1,241
-----------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.


DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER


The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.


DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.70% of first $200 million of such assets plus 0.65% of such assets over $200 million up to $500 million plus 0.625% of such assets over $500 million.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Trust's annual report.


THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Portfolio. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 31, 2005.

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Edward K. von der Linde heads the team and the other senior members of the team are Eileen Banko, Howard E. Hansen, and David G. Builder. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Portfolio. Mr. von der Linde is a Partner and joined Lord Abbett in 1988. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995, Ms. Banko, Equity Analyst, joined Lord Abbett in 1990, and Mr. Builder, Equity Analyst, joined Lord Abbett in 1998.

DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. Class A shares are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's Class B shares financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.

  LORD ABBETT MID-CAP VALUE PORTFOLIO



                                                     FOR THE YEARS ENDED DECEMBER 31,
                                           ---------------------------------------------------
                                                                            FOR THE PERIOD FROM
                                                                               APRIL 3, 2001
                                                                              (COMMENCEMENT OF
                                                                               OPERATIONS) TO
CLASS B                                    2005(A) 2004(A) 2003(A)  2002(A) DECEMBER 31, 2001(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $21.48  $17.70    $14.35  $16.62        $16.41
                                           ------  ------  -------- -------        ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.14    0.12      0.11    0.13          0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)   1.59    4.22      3.60  (1.72)          1.69
                                           ------  ------  -------- -------        ------
TOTAL FROM INVESTMENT OPERATIONS             1.73    4.34      3.71  (1.59)          1.77
                                           ------  ------  -------- -------        ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.10)  (0.08)    (0.09)  (0.07)        (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.83)  (0.48)    (0.27)  (0.61)        (1.48)
GAINS                                      ------  ------  -------- -------        ------
TOTAL DISTRIBUTIONS                        (0.93)  (0.56)    (0.36)  (0.68)        (1.56)
                                           ------  ------  -------- -------        ------
NET ASSET VALUE, END OF PERIOD             $22.28  $21.48    $17.70  $14.35        $16.62
                                           ------  ------  -------- -------        ------
TOTAL RETURN                                8.05%  24.50%    25.87% (9.58)%        11.33%+
                                           ------  ------  -------- -------        ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $229.0  $179.1    $100.0   $51.6         $16.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    1.01%   1.03%     1.08%   1.14%         1.15%++
NET INVESTMENT INCOME                       0.62%   0.60%     0.73%   0.83%         0.68%++
PORTFOLIO TURNOVER RATE                     26.2%   19.7%     18.8%   29.0%         40.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY
MANAGER:                                    1.02%     N/A  1.06%+++   1.16%         1.17%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio

                    MFS(R) Research International Portfolio

                  Oppenheimer Capital Appreciation Portfolio

                         PIMCO Total Return Portfolio

                                Class A Shares

                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the

Securities and Exchange Commission, nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                             PAGE

           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolios                    3

           THE PORTFOLIOS                                     5

             INVESTMENT SUMMARY                               5
              Lord Abbett Bond Debenture Portfolio            6
              Lord Abbett Growth and Income Portfolio         11
              MFS(R) Research International Portfolio         15
              Oppenheimer Capital Appreciation Portfolio      19
              PIMCO Total Return Portfolio                    23

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS     28
             ADDITIONAL INVESTMENT STRATEGIES                 32
             MANAGEMENT                                       44
              The Manager                                     44
              The Advisers                                    45

           YOUR INVESTMENT                                    48
              Shareholder Information                         48
              Dividends, Distributions and Taxes              48
              Sales and Purchases of Shares                   49

           FINANCIAL HIGHLIGHTS                               54

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-three managed investment portfolios or mutual funds, only five of which are offered through this Prospectus (the "Portfolios"). Each of the five Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolios are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts").

  As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs. Please see the Risk/Reward spectrum on the next page which lists the Portfolios in order of risk/reward from highest to lowest.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

Notice the scale at the right. It covers, in the opinion of the Portfolios' Manager, the full spectrum of risk/ reward of the Portfolios described in this Prospectus. Please note that the scale is for illustration purposes only and is not meant to convey the precise degree of difference in risk/reward among the Portfolios.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The higher a Portfolio is on the risk/ reward spectrum, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment at the lower end of the scale that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio at the higher end of the spectrum may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                   PIMCO TOTAL RETURN PORTFOLIO


   Higher-
                                                                          Lower
   Risk/Reward
                                                                    Risk/Reward

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

Under normal circumstances, the Portfolio invests substantially all (at least 80%) of its net assets in debt securities of various types. To pursue its goal, the Portfolio normally invests substantially all of its net assets in high yield and investment grade debt securities, but may also invest in securities convertible into common stocks. The Portfolio may invest up to 80% of its total assets in high yield/high risk debt securities (junk bonds). Debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer. In no event will the Portfolio invest more than 10% of its gross assets at the time of investment in debt securities which are in default as to interest or principal. At least 20% of the Portfolio's assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may also invest up to 20% of its net assets in equity securities including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the duration of the Portfolio's debt securities will be between 3 to 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of
the following risks, which are described in detail on page   , any of which
could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 46

..  For financial highlights see page 54

collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  97      98      99      00      01      02      03      04     05
------  ------  ------  ------  ------  ------  ------  -----  -----
15.63%   6.26%   3.40%   0.87%   3.76%  -0.39%  19.52%  8.43%  1.81%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/05, as applicable, with the Credit Suisse First Boston High Yield Index, which is representative of the lower rated debt (including non-convertible-preferred stocks) investments in the Portfolio, and with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

           Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                                Since   Inception
                                1 Year 5 Year Inception   Date
------------------------------- ------ ------ --------- ---------
Class A                          1.81%  6.40%   7.28%    5/1/96
Credit Suisse First Boston High
 Yield Index                     2.26%  9.82%   7.09%*
Lehman Brothers Aggregate
 Bond Index                      2.43%  5.87%   6.64%*
* Index performance is from 5/1/96.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A
-------------------------------------------------
Management Fee                             0.51%
-------------------------------------------------
12b-1 Fees                                 None
-------------------------------------------------
Other Expenses                             0.05%
-------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%
-------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     57
-----------------
3 Years  $    180
-----------------
5 Years  $    314
-----------------
10 Years $    703
-----------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To achieve long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of February 28, 2006, the market capitalization range of the Russell 1000 Index was $264 million to $377 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that an investment may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks may limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 28, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  96      97      98      99      00      01      02      03      04      05
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
19.45%  24.60%  12.89%  16.56%  14.68%  -5.73% -17.95%  31.06%  12.92%  3.68%

High Quarter:   2nd - 2003    +17.86%
Low Quarter:    3rd - 2002    -19.80%


The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

 Average Annual Total Return as of 12/31/05
---------------------------------------------
                                    Inception
              1 Year 5 Year 10 Year   Date
------------- ------ ------ ------- ---------
Class A        3.68%  3.48%  10.30% 12/11/89
S&P 500 Index  4.91%  0.54%   9.07%


 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 46

..  For financial highlights see page 55

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
--------------------------------------------------
Management Fee(1)                           0.50%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.04%
--------------------------------------------------
Total Annual Portfolio Operating Expenses#  0.54%
--------------------------------------------------

       (1) The management fee has been restated to reflect a reduction in the fee effective January 1, 2006. Prior to that date the management fee was 0.51%. The above table and Example assume the management fee reduction had been in place during all of 2005.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.52% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
----------------
1 Year    $ 55
----------------
3 Years   $174
----------------
5 Years   $302
----------------
10 Years  $678
----------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of foreign companies. The Portfolio focuses on foreign companies (including up to 25% of its net assets in emerging market issues) that the Portfolio's Adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio may invest in companies of any size. The Portfolio does not emphasize any particular country and, under normal market conditions, will be invested in at least five countries. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

The Portfolio's assets are allocated among various sectors. A committee of investment research analysts selects securities for the Portfolio. The committee includes investment analysts employed by the Adviser and its affiliates.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 28, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 46

..  For financial highlights see page 56



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                 Year-by-Year Total Return as of 12/31 of Each Year

                        02       03       04       05
                     -------   ------   ------   ------
                     -11.52%   32.20%   19.72%   16.77%

                     High Quarter: 4th - 2003 +16.07%
                     Low Quarter:  3rd - 2002 -14.56%



The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
------------------------------------------
                            Since   Inception
                   1 Year Inception   Date
---------------    ------ --------- ---------
Class A            16.77%   8.35%    5/1/01
MSCI EAFE Index    14.02%   7.10%*
* Index performance is from 5/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 as adjusted to reflect current expense limitations and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A
----------------------------------------------------------
Management Fee                                      0.74%
----------------------------------------------------------
12b-1 Fees                                          None
----------------------------------------------------------
Other Expenses                                      0.17%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         0.91%
----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         0.96%
----------------------------------------------------------

         * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.00% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. Prior to May 1, 2005, the expense limitations for Class A shares was 1.10%.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.93% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     98
-----------------
3 Years  $    307
-----------------
5 Years  $    533
-----------------
10 Years $  1,182
-----------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also purchase the securities of foreign issuers.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  . Companies with increasing earnings momentum and a history of positive earnings growth

  .  Stocks with low valuations relative to their growth potential

  .  Companies with the potential for positive earnings surprises

  .  Growth rates that the Adviser believes are sustainable over time

 PORTFOLIO MANAGEMENT:

..  OppenheimerFunds, Inc. see page 47

..  For financial highlights see page 57

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 28, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04     05
------   ------  -----  -----
-24.47%  28.75%  6.70%  4.99%

High Quarter:   2nd - 2003    +14.67%
Low Quarter:    2nd - 2002    -15.50%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
--------------------------------------------
                           Since    Inception
                 1 Year  Inception    Date
 -------------   ------- ---------- ---------
Class A           4.99%    2.17%     1/2/02
S&P 500 Index     4.91%    3.92%*
* Index performance is from 1/1/02.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A
----------------------------------------------------------
Management Fee                                      0.59%
----------------------------------------------------------
12b-1 Fees                                          None
----------------------------------------------------------
Other Expenses                                      0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         0.64%
----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager          0.69%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 0.75% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. In addition, the Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing July 1, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2005 was 0.58%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     71
-----------------
3 Years  $    221
-----------------
5 Years  $    385
-----------------
10 Years $    861
-----------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three- to six-year time frame based on the Adviser's forecast for interest rates.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 28, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High Yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

 LOGO





 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 47

..  For financial highlights see page 58

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/04
---------------------------------------------------------------
                                              Since   Inception
                                     1 Year Inception   Date
------------------------------------ ------ --------- ---------
Class A                               2.46%   6.08%    5/1/01
Lehman Brothers Aggregate Bond Index  2.43%   5.72%*
* Index performance is from 5/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A
-------------------------------------------------
Management Fee                             0.50%
-------------------------------------------------
12b-1 Fees                                 None
-------------------------------------------------
Other Expenses*                            0.06%
-------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%
-------------------------------------------------

        * The Portfolio reimbursed the Manager during the year ended
          December 31, 2005 for expenses waived by the Manager in prior years pursuant to an Expense Limitation Agreement that is no longer applicable to the Portfolio. The expense information for the Portfolio does not reflect this reimbursement. If this reimbursement was shown, the Portfolio's Total Annual Operating Expenses would have been 0.57% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     57
-----------------
3 Years  $    180
-----------------
5 Years  $    314
-----------------
10 Years $    703
-----------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                                             LORD
                                                                                   LORD     ABBETT
                                                                                  ABBETT    GROWTH      MFS(R)
                                                                                   BOND       AND      RESEARCH
                                                                                 DEBENTURE  INCOME   INTERNATIONAL
                                                                                 PORTFOLIO PORTFOLIO   PORTFOLIO
BRADY BONDS
------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                  X
------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                               X         X           X
------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                  X         X           X
------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                                                    X
------------------------------------------------------------------------------------------------------------------
FUTURES                                                                                                    X
------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                                              X
------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                              X                     X
------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                            X         X           X
------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                     X                     X
------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES,
COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE
WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES
ISSUED BY U.S. AND FOREIGN CORPORATIONS                                              X                     X
------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                 X
------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                                         X
------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                         X
------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                     X                     X
------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT
COMPANIES                                                                                                  X
------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS       X                     X
------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                              X
------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                     X         X           X
------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                                              X
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                                X         X
------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                        X         X
------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                  X         X           X
------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                     X         X           X
------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                                              X
------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                           X                     X
------------------------------------------------------------------------------------------------------------------

                                                                                              OPPENHEIMER    PIMCO
                                                                                                CAPITAL      TOTAL
                                                                                              APPRECIATION  RETURN
                                                                                               PORTFOLIO   PORTFOLIO
BRADY BONDS                                                                                                    X
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                                X           X
--------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                                             X           X
--------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                                X
--------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
--------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                                                        X
--------------------------------------------------------------------------------------------------------------------
FUTURES                                                                                                        X
--------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                                        X
--------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                                                       X
--------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                                                  X
--------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                                        X
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                                          X
--------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                                               X
--------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER
AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND
NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                              X           X
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                                           X
--------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                                             X
--------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                                 X           X
--------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                             X
--------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                                                     X
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                                               X
--------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS                                 X
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                                                           X
--------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                                           X
--------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                                        X
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                                   X           X
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                                      X
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                                              X           X
--------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                                                  X
--------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS
--------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                                   X           X
--------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                                                  X
--------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                                               X
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                                         X           X
--------------------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the 1940 Act, and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS.   Reverse repurchase agreements involve the sale
of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae.

Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of PIMCO Total Return Portfolio, generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. PIMCO Total Return Portfolio, generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of each Portfolio. The advisory fees for each Portfolio are:

PORTFOLIO                                  ADVISORY FEE
Lord Abbett Bond Debenture Portfolio       0.60% of first $250 million of such assets plus
                                           0.55% of such assets over $250 million up to $500 million
                                           plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio    0.60% of first $600 million of such assets plus
                                           0.55% of such assets over $600 million up to $1.1 billion
                                           plus 0.50% of such assets over $1.1 billion up to $1.5
                                           billion plus 0.45% of such assets over $1.5 billion
-------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio    0.80% of first $200 million of such assets plus
                                           0.75% of such assets over $200 million up to $500 million
                                           plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio 0.65% of first $150 million of such assets plus 0.625% of such assets over $150 million up to $300 million plus
                                           0.60% of such assets over $300 million up to $500 million
                                           plus 0.55% of such assets over $500 million
-------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio               0.50% of such assets
-------------------------------------------------------------------------------------------------------

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in the Trust's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios:

                                                 TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                 (% OF DAILY NET ASSETS)
      MFS(R) Research International Portfolio              1.00%
      Oppenheimer Capital Appreciation Portfolio           0.75%

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture and Lord Abbett Growth and Income Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 31, 2005.

LORD ABBETT BOND DEBENTURE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Eli M. Salzmann and Sholom Dinsky head the team and have the joint and primary responsibility for the day-to-day management of the Portfolio. The other senior member of the team is Kenneth G. Fuller. Messrs. Salzmann and Dinsky are Partners of Lord Abbett. Messrs. Salzmann and Dinsky have been with Lord Abbett since 1997 and 2000, respectively. Mr. Fuller, Investment Manager--Large Cap Value, joined Lord Abbett in 2002 from Pioneer Investment Management, Inc., where he served as Portfolio Manager and Senior Vice President from 1999 to 2002. Prior thereto, he served as a Principal of Manley, Fuller Asset Management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services, which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005.

  . The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

  . Mr. Melendez, Vice President of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . Mr. Garcia, Vice President of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B
    in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $200 billion in assets as of December 31, 2005, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  William L. Wilby and Marc L. Baylin, CFA act as co-managers of the
     Portfolio.

  . Mr. Wilby has been a Senior Vice President of Oppenheimer since July 1994 and Senior Investment Officer, Director of Equities of the Adviser since July 2004. Mr. Wilby was Senior Investment Officer, Director of International Equities of the Adviser from May 2000 through July 2004 and Senior Vice President of HarbourView Asset Management Corporation, a subsidiary of Oppenheimer, from May 1999 through November 2001.

  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2005, PIMCO had approximately $594.1 billion in assets under management.

  . Pasi Hamalainen, Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He has twelve years of investment experience and holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's in finance from The Wharton School at the University of Pennsylvania.

  . William H. Gross, CFA, Managing Director and chief investment officer, was a founding partner of PIMCO in 1971.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares and Class B shares of each Portfolio only to the separate accounts of MetLife to fund Contracts. Class B shares of the Portfolios are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current mar-ket price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A shares financial performance for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.

                                          LORD ABBETT BOND DEBENTURE PORTFOLIO*

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2005(A) 2004(A) 2003(A) 2002(A) 2001(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.63  $12.04  $10.24   $11.22 $11.75
                                                      ------  ------  ------  ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.75    0.70    0.73     0.77   0.90
NET REALIZED AND UNREALIZED GAINS (LOSSES)            (0.52)    0.31    1.27   (0.79) (0.48)
                                                      ------  ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS                        0.23    1.01    2.00   (0.02)   0.42
                                                      ------  ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.58)  (0.42)  (0.20)   (0.96) (0.95)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             --      --      --       --     --
                                                      ------  ------  ------  ------- ------
TOTAL DISTRIBUTIONS                                   (0.58)  (0.42)  (0.20)   (0.96) (0.95)
                                                      ------  ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD                        $12.28  $12.63  $12.04   $10.24 $11.22
                                                      ------  ------  ------  ------- ------
TOTAL RETURN                                           1.81%   8.43%  19.52%  (0.39)%  3.76%
                                                      ------  ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $856.4  $520.3  $234.6   $202.1 $154.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.56%   0.63%   0.70%    0.70%  0.72%
NET INVESTMENT INCOME                                  5.92%   5.65%   6.52%    7.43%  7.76%
PORTFOLIO TURNOVER RATE                                42.1%   39.8%   36.9%    45.8%  66.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER:                         N/A     N/A   0.67%+   0.77%  0.75%

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Bond Debenture Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Bond Debenture Portfolio.
+ Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO*

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------------
CLASS A                                                2005(A)    2004(A)    2003(A)   2002(A)  2001(A)
--------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $27.44     $24.41     $18.86     $25.05   $26.82
                                                      --------   --------   --------   -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.40       0.33       0.23       0.21     0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.61       2.82       5.56     (4.67)   (1.80)
                                                      --------   --------   --------   -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.01       3.15       5.79     (4.46)   (1.55)
                                                      --------   --------   --------   -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.31)     (0.12)     (0.24)     (0.21)   (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.55)         --         --     (1.52)       --
                                                      --------   --------   --------   -------- --------
TOTAL DISTRIBUTIONS                                     (0.86)     (0.12)     (0.24)     (1.73)   (0.22)
                                                      --------   --------   --------   -------- --------
NET ASSET VALUE, END OF PERIOD                          $27.59     $27.44     $24.41     $18.86   $25.05
                                                      --------   --------   --------   -------- --------
TOTAL RETURN                                             3.68%     12.92%     31.06%   (17.95)%  (5.77)%
                                                      --------   --------   --------   -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,985.7   $1,867.5   $1,167.7     $890.2 $1,205.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.53%      0.57%      0.62%      0.65%    0.64%
NET INVESTMENT INCOME                                    1.46%      1.30%      1.13%      0.94%    1.04%
PORTFOLIO TURNOVER RATE                                  45.9%      29.7%      37.0%      55.4%    69.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                 0.55%**    0.56%**    0.62%**    0.67%    0.64%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                   N/A        N/A      0.61%      0.63%      N/A

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Lord Abbett Growth and Income Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Lord Abbett Growth and Income Portfolio.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                                                FOR THE PERIOD FROM
                                                                                    MAY 1, 2001
                                               FOR THE YEARS ENDED DECEMBER 31,   (COMMENCEMENT OF
                                               --------------------------------    OPERATIONS) TO
                                                                                DECEMBER 31, 2001(A)
CLASS A                                        2005(A) 2004(A) 2003(A) 2002(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $11.72   $9.81   $7.49     $8.48          $9.55
                                               ------  ------  ------  --------       --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                     0.14    0.08    0.06      0.06         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)       1.83    1.85    2.34    (1.04)         (1.04)
                                               ------  ------  ------  --------       --------
TOTAL FROM INVESTMENT OPERATIONS                 1.97    1.93    2.40    (0.98)         (1.05)
                                               ------  ------  ------  --------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME           (0.07)      --  (0.08)    (0.01)         (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS  (0.62)  (0.02)      --        --             --
                                               ------  ------  ------  --------       --------
TOTAL DISTRIBUTIONS                            (0.69)  (0.02)  (0.08)    (0.01)         (0.02)
                                               ------  ------  ------  --------       --------
NET ASSET VALUE, END OF PERIOD                 $13.00  $11.72   $9.81     $7.49          $8.48
                                               ------  ------  ------  --------       --------
TOTAL RETURN                                   16.77%  19.72%  32.20%  (11.52)%       (11.04)%+
                                               ------  ------  ------  --------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $624.2  $304.0   $67.3      $9.4           $3.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                        0.93%   1.06%   1.09%     1.00%          1.00%++
NET INVESTMENT INCOME (LOSS)                    1.18%   0.75%   0.68%     0.73%        (0.01)%++
PORTFOLIO TURNOVER RATE                         84.5%   98.5%   99.0%    114.1%         133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER
AND BROKER REBATES:                             0.93%*  0.94%*  1.11%     1.86%          5.08%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                   N/A     N/A   1.09%     1.00%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                         JANUARY 2, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------  DECEMBER 31, 2002(A)
CLASS A                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.36      $8.33      $6.47              $8.57
                                                      ------     ------     ------           --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.03       0.07       0.01               0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.39       0.47       1.85             (2.11)
                                                      ------     ------     ------           --------
TOTAL FROM INVESTMENT OPERATIONS                        0.42       0.54       1.86             (2.10)
                                                      ------     ------     ------           --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)     (0.06)         --             (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.08)     (0.45)         --                 --
                                                      ------     ------     ------           --------
TOTAL DISTRIBUTIONS                                   (0.09)     (0.51)         --             (0.00)+++
                                                      ------     ------     ------           --------
NET ASSET VALUE, END OF PERIOD                         $8.69      $8.36      $8.33              $6.47
                                                      ------     ------     ------           --------
TOTAL RETURN                                           4.99%      6.70%     28.75%           (24.47)%+
                                                      ------     ------     ------           --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $664.2     $298.0       $0.2               $0.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.69%      0.68%      0.72%              0.75%++
NET INVESTMENT INCOME                                  0.42%      0.90%      0.07%              0.17%++
PORTFOLIO TURNOVER RATE                                72.4%      65.3%      36.6%              20.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.64%*     0.69%*     0.75%*             0.99%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                 N/A        N/A      0.72%                N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                                MAY 1, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           ------------------------------   DECEMBER 31, 2001(A)
CLASS A                                    2005(A)  2004(A) 2003(A) 2002(A) --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.40   $11.61  $11.34  $10.35         $10.03
                                           ------   ------  ------  ------         ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.40     0.20    0.28    0.33           0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES) (0.12)     0.40    0.23    0.66           0.40
                                           ------   ------  ------  ------         ------
TOTAL FROM INVESTMENT OPERATIONS             0.28     0.60    0.51    0.99           0.67
                                           ------   ------  ------  ------         ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.01)   (0.81)  (0.13)      --         (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.07)       --  (0.11)      --         (0.15)
GAINS                                      ------   ------  ------  ------         ------
TOTAL DISTRIBUTIONS                        (0.08)   (0.81)  (0.24)      --         (0.35)
                                           ------   ------  ------  ------         ------
NET ASSET VALUE, END OF PERIOD             $11.60   $11.40  $11.61  $11.34         $10.35
                                           ------   ------  ------  ------         ------
TOTAL RETURN                                2.46%    5.25%   4.53%   9.57%          6.68%+
                                           ------   ------  ------  ------         ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $912.6   $578.0  $194.5  $155.0          $59.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.57%    0.57%   0.59%   0.65%          0.65%++
NET INVESTMENT INCOME                       3.42%    1.69%   2.43%   3.06%          3.76%++
PORTFOLIO TURNOVER RATE                    344.2%   416.0%  547.1%  474.4%         346.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                    0.57%      N/A   0.57%*  0.64%*         1.15%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                               IRVINE, CA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                       Mercury Large-Cap Core Portfolio

                                Class A Shares

                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  Mercury Large-Cap Core Portfolio        5

                 MANAGEMENT                               15
                  The Manager                             15
                  Expense Limitation Agreement            15
                  The Adviser                             16

               YOUR INVESTMENT                            17
                  Shareholder Information                 17
                  Dividends, Distributions and Taxes      17
                  Sales and Purchases of Shares           18

               FINANCIAL HIGHLIGHTS                       23

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                       MERCURY LARGE-CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Normally, the Portfolio invests at least 80% of its assets in equity securities of large cap companies selected from among those that are, at the time of purchase, included in the Russell 1000 Index (the "Index"). As of the Index's latest reconstitution (May 31, 2005), it included companies with market capitalizations between $1.8 billion and $86.9 billion. The size of the companies in the Index changes with market conditions and composition of the Index. The Portfolio uses an investment approach that blends growth (investing in equity securities that the Adviser believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what the Adviser believes to be their worth) and will seek to outperform its benchmark index, the Russell 1000 Index.

The Adviser uses a quantitative model to look for companies that are consistent with the Portfolio's strategy. The Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined - if the Adviser believes that a company is overvalued, the company will not be considered as an investment. After the initial screening is performed, the Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio's benchmark, the Adviser reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

  .  relative price-to-earnings and price to book ratios

  .  stability and quality of earnings momentum and growth

  .  weighted median market capitalization of the portfolio

  . allocation among the economic sectors of the portfolio as compared to its benchmark index

  .  weighted individual stocks within the applicable index

In seeking to achieve its investment objective, the Portfolio may also invest in options and futures and other forms of derivatives.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value in-vesting carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative many not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Mercury Large Cap Core Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective November 17, 2003, Merrill Lynch Investment Managers, L.P. became the Adviser to the Mercury Large-Cap Core Portfolio of The Travelers Series Trust. Information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

 1999     2000     2001     2002     2003     2004     2005
------   ------   ------   ------   ------   ------   ------
23.67%   -5.58%  -22.43%  -25.14%   21.16%   15.87%   12.05%

                      High Quarter: 4th-1999  +21.71%
                      Low Quarter:  3rd-2001  -19.36%




 PORTFOLIO MANAGEMENT:

..  Merrill Lynch Investment Managers, L.P. see page 16

..  For financial highlights see page 23

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/05, with the Russell 1000 Index, a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

  Average Annual Total Return as of 12/31/05
----------------------------------------------
                             Since   Inception
             1 Year 5 Year Inception   Date
------------ ------ ------ --------- ---------
Class A      12.04% -1.80%   1.56%    3/23/98
Russell 1000
 Index        6.26%  1.07%   3.62%*
* Index performance is from 4/1/98

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES - NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
------------------------------------------ -------
Management Fee                              0.78%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.12%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.90%
--------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.00%, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all ex-pense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     92
-----------------
3 Years  $    288
-----------------
5 Years  $    500
-----------------
10 Years $  1,112
-----------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement.

The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high. The Portfolio generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.775% of first $250 million of such assets plus 0.750% of such assets over $250 million up to $500 million plus 0.725% of such assets over $500 million up to $1 billion plus 0.700% of such assets over $1 billion up to $2 billion plus 0.650% of such assets over $2 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser will be available in the Trust's semi-annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 1.00% of daily net assets for Class A shares of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

MERRILL LYNCH INVESTMENT MANAGERS, L.P. ("MLIM"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, is the Adviser to the Portfolio. MLIM is a wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"). Founded in 1885, Merrill Lynch is a leading global financial management and advisory company. MLIM was established in 1976 to provide an array of investment products to retail and institutional clients. As of December 31, 2005, MLIM had assets under management of approximately $544 billion.

The Portfolio is managed by a team of investment professionals who participate in the team's research process and stock selection. The senior investment professional in this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting and implementation of the Portfolio's investment strategy and the day-to-day management of its portfolio. He has been the Portfolio's portfolio manager since inception. Mr. Doll has been the President of MLIM since 2001.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Deloitte & Touche LLP. For the years 2001 through 2004, other independent accountants have audited this information. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of The Travelers Series Trust (a fund of which is the predecessor of the Portfolio), which is available upon request.

  MERCURY LARGE-CAP CORE PORTFOLIO* CLASS A

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
                                                      2005(A)  2004    2003  2002(A)  2001(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $9.05    $7.85  $6.52    $8.77   $12.15
                                                      ------  ------- ------ -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.02     0.04   0.05     0.03     0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)              1.07     1.21   1.33   (2.23)   (2.74)
                                                      ------  ------- ------ -------- --------
TOTAL FROM INVESTMENT OPERATIONS                        1.09     1.25   1.38   (2.20)   (2.73)
                                                      ------  ------- ------ -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --   (0.05) (0.05)   (0.05)  (0.00)+
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             --       --     --       --       --
                                                      ------  ------- ------ -------- --------
TOTAL DISTRIBUTIONS                                       --   (0.05) (0.05)   (0.05)      --+
                                                      ------  ------- ------ -------- --------
NET ASSET VALUE, END OF PERIOD                        $10.14    $9.05  $7.85    $6.52    $8.77
                                                      ------  ------- ------ -------- --------
TOTAL RETURN                                          12.04%   15.89% 21.16% (25.14)% (22.45)%
                                                      ------  ------- ------ -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $131     $126   $115     $106     $166
RATIOS TO AVERAGE NET ASSETS /(1)/:

EXPENSES                                               0.91%  0.92%**  0.99%    0.94%    0.92%
NET INVESTMENT INCOME                                  0.23%    0.51%  0.67%    0.44%    0.10%
PORTFOLIO TURNOVER RATE                                  79%     136%   182%     104%      98%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER:                   0.91%    0.95%  0.99%    0.94%    0.92%

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Mercury Large Cap Core Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Mercury Large Cap Core Portfolio.
** The Manager waived a portion of its management fee for the year.
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                    Met/AIM Capital Appreciation Portfolio

                                Class A Shares

                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                           PAGE

             INTRODUCTION                                   3
                Understanding the Trust                     3
                Understanding the Portfolio                 3

             THE PORTFOLIO                                  4

               INVESTMENT SUMMARY                           4
                Met/AIM Capital Appreciation Portfolio      5

               MANAGEMENT                                   19
                The Manager                                 19
                Expense Limitation Agreement                19
                The Adviser                                 20

             YOUR INVESTMENT                                22
                Shareholder Information                     22
                Dividends, Distributions and Taxes          22
                Sales and Purchases of Shares               23

             FINANCIAL HIGHLIGHTS                           28

             FOR MORE INFORMATION                       Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                    MET/AIM CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests principally in common stocks of domestic and foreign companies the Adviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The Portfolio will not invest more than 25% of its total assets in foreign securities.

The Adviser is not constrained to any particular investment style. The Portfolio may tend to buy "growth" stocks or "value" stocks. In selecting companies for investment, the Adviser looks for companies with increasing market share, experienced and effective management and competitive advantage. The Portfolio may invest in small, relatively new or unseasoned companies. The Portfolio may also purchase call options, which are derivatives, but not for speculative purposes, and write covered call options on no more than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of divi-
    dends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risks that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. were transferred to the AIM Capital Appreciation Portfolio, a series of The Travelers Series Trust. The assets of the AIM Capital Appreciation Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares is the historical performance of the AIM Capital Appreciation Portfolio of The Travelers Series Trust (from July 1, 2005 through December 31, 2005) and of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. (from
January 1, 1996 through June 30, 2005).

 PORTFOLIO MANAGEMENT:

..  A I M Capital Management, Inc. see page 20

..  For financial highlights see page 28


The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  96     97       98      99      00       01       02      03     04     05
------  -----   -----   -----   ------   ------   -----   -----   ----   -----
15.01%  12.24%  17.21%  42.96%  -10.40%  -23.76% -23.87%  29.31%  6.50%  8.73%

High Quarter: 4th-1999  +35.92%
Low Quarter:  3rd-2001  -23.04%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, with the S&P 500 Index and with the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large - and medium - sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

  AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05
                          1 Year 5 Year 10 Year
------------------------- ------ ------ -------
Class A                    8.73% -2.77%  5.34%
S&P 500 Index              4.91%  0.54%  9.07%
Russell 1000 Growth Index  5.26% -3.58%  6.73%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended October 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
--------------------------------------------------
Management Fee                              0.76%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.05%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.81%
--------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.25% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. In addition, the Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing May 1, 2006 will be passed on to the Portfolio in the form of a voluntary fee waiver. For purposes of calculating the Adviser's fee, the assets of the Portfolio and the assets of the Met/AIM Small Cap Growth Portfolio of the Trust are aggregated.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     83
-----------------
3 Years  $    260
-----------------
5 Years  $    451
-----------------
10 Years $  1,005
-----------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

High Quality Short-Term Debt Obligations including Bankers' Acceptances, Commercial Paper and Certificates of Deposit issued or guaranteed by Bank Holding Companies in the U.S., their Subsidiaries and Foreign Branches or of the World Bank; Variable Amount Master Demand Notes and Variable Rate Notes issued by U.S. and Foreign Corporations.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by the Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competi-tion; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high. The Portfolio generally will have annual turnover rates of less than 100%.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.80% of first $100 million of such assets plus 0.75% of such assets over $100 million up to $200 million plus 0.70% of such assets over $200 million up to $1 billion plus 0.65% of such assets over $1 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser will be available in the Trust's semi-annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 1.25% of daily net assets for Class A shares of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the

Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

A I M CAPITAL MANAGEMENT, INC. ("A I M"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Portfolio. A I M has acted as an investment adviser since its organization in 1986. Today, A I M, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. A I M is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of A I M and its affiliates was approximately $128 billion as of December 31, 2005.

The Adviser uses a team approach to investment management. The individual members of the team are:

  . LANNY H. SACHNOWITZ (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2005 and has been associated with A I M and/or its affiliates since 1987.

  . KIRK L. ANDERSON, Portfolio Manager, has been responsible for the Portfolio since 2005 and has been associated with A I M or its affiliates since 1994.

  . JAMES G. BIRDSALL, Portfolio Manager, has been responsible for the Portfolio since 2005 and has been associated with A I M or its affiliates since 1995.

  . ROBERT J. LLOYD, Portfolio Manager, has been responsible for the Portfolio since 2003 and has been associated with A I M and/or its affiliates since 2000.

They are assisted by the Adviser's Multi-cap Growth Team which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the Portfolio, but do not have day-to-day management responsibilities with respect to the Portfolio. Members of the Team may change from time to time.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on October 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). The information for the year ended October 31, 2005 has been audited by Deloitte & Touche LLP. For the years 2001 through 2004, other independent accountants have audited this information. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of The Travelers Series Trust (a fund of which is the predecessor of the Portfolio), which is available upon request.

  MET/AIM CAPITAL APPRECIATION PORTFOLIO*

                                                    FOR THE YEARS ENDED OCTOBER 31,
                                              -------------------------------------------
CLASS A                                       2005(A)   2004     2003     2002     2001
-----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $9.98    $9.63     $8.04    $9.11   $21.73
                                              ------  -------   ------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                    0.04   (0.02)    (0.02)   (0.03)   (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)      1.10     0.37      1.61   (1.04)   (8.72)
                                              ------  -------   ------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                1.14     0.35      1.59   (1.07)   (8.74)
                                              ------  -------   ------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.01)       --        --       --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS     --       --        --       --   (3.88)
                                              ------  -------   ------- -------- --------
TOTAL DISTRIBUTIONS                           (0.01)       --        --       --   (3.88)
                                              ------  -------   ------- -------- --------
NET ASSET VALUE, END OF PERIOD                $11.11    $9.98     $9.63    $8.04    $9.11
                                              ------  -------   ------- -------- --------
TOTAL RETURN                                  11.47%    3.63%    19.78% (11.75)% (43.36)%
                                              ------  -------   ------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $238     $234      $178     $172     $224
RATIOS TO AVERAGE NET ASSETS

EXPENSES                                       0.85%    0.85%**   0.85%    0.85%    0.83%
NET INVESTMENT INCOME                          0.34%  (0.18)%   (0.25)%  (0.28)%  (0.20)%
PORTFOLIO TURNOVER RATE                          83%      71%       49%      81%      88%

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the AIM Capital
   Appreciation Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor AIM Capital Appreciation Portfolio and its predecessor fund.
** The Manager waived a portion of its management fee for the year ended
   October 31, 2004. The actual expense ratio did not change due to this waiver.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                      Met/AIM Small Cap Growth Portfolio

                                Class A Shares

                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  Met/AIM Small Cap Growth Portfolio      5

                 MANAGEMENT                               14
                  The Manager                             14
                  Expense Limitation Agreement            14
                  The Adviser                             15

               YOUR INVESTMENT                            17
                  Shareholder Information                 17
                  Dividends, Distributions and Taxes      17
                  Sales and Purchases of Shares           18

               FINANCIAL HIGHLIGHTS                       23

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories-large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:

..  A I M Capital Management, Inc. see page 15

..  For financial highlights see page 23


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class A shares, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                           03          04          05
                         ------       -----       -----
                         39.08%       6.73%       8.59%

                    High Quarter:   2nd - 2003      +20.77%
                    Low Quarter:    3rd - 2004       -8.83%


The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

-------------------------------------------------------
     Average Annual Total Return as of 12/31/05
------------------------------------------------------
                                      Since   Inception
                            1 Year  Inception   Date
-------------------------   ------- --------- ---------
Class A                      8.59%    4.15%    1/2/02
Russell 2000 Index           4.55%    9.71%*
Russell 2000 Growth Index    4.15%    5.38%**
* Index performance is from 1/1/02.
**Index performance is from 1/1/02
-------------------------------------------------------

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A
----------------------------------------------------------
Management Fee                                      0.90%
----------------------------------------------------------
12b-1 Fees                                          None
----------------------------------------------------------
Other Expenses                                      0.06%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         0.96%
----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         1.00%
----------------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.05% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.99% for Class A shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $    103
-----------------
3 Years  $    320
-----------------
5 Years  $    555
-----------------
10 Years $  1,229
-----------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

High Quality Short-Term Debt Obligations including Bankers' Acceptances, Commercial Paper and Certificates of Deposit issued or guaranteed by Bank Holding Companies in the U.S., their Subsidiaries and Foreign Branches or of the World Bank; Variable Amount Master Demand Notes and Variable Rate Notes issued by U.S. and Foreign Corporations.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.90% of first $500 million of such assets plus 0.85% of such assets over $500 million.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Trust's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 1.05% of daily net assets for Class A shares of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

A I M CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Portfolio. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $128 billion as of December 31, 2005.

The Adviser uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are:

Juliet S. Ellis (lead manager), Senior Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

Juan R. Hartsfield, Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the Team may change from time to time.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. Class B and Class E shares are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's Class A shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                JANUARY 2, 2002
                                                        FOR THE YEARS ENDED     (COMMENCEMENT OF
                                                           DECEMBER 31,          OPERATIONS) TO
                                                      ----------------------- DECEMBER 31, 2002(A)
CLASS A                                               2005(A) 2004(A) 2003(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.84  $12.03   $8.65         $11.85
                                                      ------- ------- -------       --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.07)  (0.09)  (0.08)         (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.18    0.90    3.46         (3.09)
                                                      ------- ------- -------       --------
TOTAL FROM INVESTMENT OPERATIONS                         1.11    0.81    3.38         (3.20)
                                                      ------- ------- -------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --      --      --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)      --      --             --
                                                      ------- ------- -------       --------
TOTAL DISTRIBUTIONS                                    (0.29)      --      --             --
                                                      ------- ------- -------       --------
NET ASSET VALUE, END OF PERIOD                         $13.66  $12.84  $12.03          $8.65
                                                      ------- ------- -------       --------
TOTAL RETURN                                            8.59%   6.73%  39.08%       (27.00)%+
                                                      ------- ------- -------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $215.4   $92.5    $6.2           $6.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.99%   1.03%   1.04%          1.05%++
NET INVESTMENT LOSS                                   (0.53)% (0.74)% (0.78)%        (0.64)%++
PORTFOLIO TURNOVER RATE                                 74.8%   94.9%   29.8%          19.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.96%*  1.02%*   1.16%          2.10%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                  N/A     N/A     N/A          1.03%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not Applicable
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                    MFS(R) Research International Portfolio

                                Class B Shares

                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                            PAGE

             INTRODUCTION                                    3
                Understanding the Trust                      3
                Understanding the Portfolio                  3

             THE PORTFOLIO                                   4

               INVESTMENT SUMMARY                            4
                MFS(R) Research International Portfolio      5

               MANAGEMENT                                    17
                The Manager                                  17
                Expense Limitation Agreement                 17
                The Adviser                                  18
                Distribution Plan                            19

             YOUR INVESTMENT                                 20
                Shareholder Information                      20
                Dividends, Distributions and Taxes           20
                Sales and Purchases of Shares                21

             FINANCIAL HIGHLIGHTS                            26

             FOR MORE INFORMATION                        Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of foreign companies. The Portfolio focuses on foreign companies (including up to 25% of its net assets in emerging market issues) that the Portfolio's Adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio may invest in companies of any size. The Portfolio does not emphasize any particular country and, under normal market conditions, will be invested in at least five countries. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

The Portfolio's assets are allocated among various sectors. A committee of investment research analysts selects securities for the Portfolio. The committee includes investment analysts employed by the Adviser and its affiliates.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

CONCENTRATION RISK. The Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 18

..  For financial highlights see page 26



The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

         02        03       04       05
       -------   ------   ------   ------
       -11.80%   32.04%   19.56%   16.42%

       High Quarter: 4th-2003  +15.97%
       Low Quarter:  3rd-2002  -14.58%


The table below compares the Portfolio's Class B shares' average annual compounded total returns for the 1-year period and from inception through December 31, 2005 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
------------------------------------------
                         Since   Inception
                1 Year Inception   Date
--------------- ------ --------- ---------
Class B         16.42%   6.75%    2/12/01
MSCI EAFE Index 14.02%   5.04%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 as adjusted to reflect current expense limitations and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class B
----------------------------------------------------------
Management Fee                                      0.74%
----------------------------------------------------------
12b-1 Fees                                          0.25%
----------------------------------------------------------
Other Expenses                                      0.18%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         1.17%
----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         1.22%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class B shares of the Portfolio will not exceed 1.25% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. Prior to May 1, 2005, the expense limitations for Class B shares were 1.35%.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 1.19% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class B
-----------------
1 Year   $    125
-----------------
3 Years  $    389
-----------------
5 Years  $    674
-----------------
10 Years $  1,484
-----------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased cost to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.80% of first $200 million of such assets plus 0.75% of such assets over $200 million up to $500 million plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Trust's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 1.25% of daily net assets for Class B shares of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services, which in turn is an indirect wholly-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services organization). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005.

The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

Mr. Melendez, Vice President of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product

Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

Mr. Garcia, Vice President of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. Class A and Class E shares are not being offered by this prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's Class B shares financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                             FEBRUARY 12, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.68   $9.79   $7.47     $8.48         $10.00
                                           ------  ------  ------  --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.11    0.05    0.05      0.03           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)   1.81    1.86    2.33    (1.03)         (1.52)
                                           ------  ------  ------  --------      ---------
TOTAL FROM INVESTMENT OPERATIONS             1.92    1.91    2.38    (1.00)         (1.51)
                                           ------  ------  ------  --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.04)      --  (0.06)    (0.01)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.62)  (0.02)      --        --             --
GAINS                                      ------  ------  ------  --------      ---------
TOTAL DISTRIBUTIONS                        (0.66)  (0.02)  (0.06)    (0.01)         (0.01)
                                           ------  ------  ------  --------      ---------
NET ASSET VALUE, END OF PERIOD             $12.94  $11.68   $9.79     $7.47          $8.48
                                           ------  ------  ------  --------      ---------
TOTAL RETURN                               16.42%  19.56%  32.04%  (11.80)%      (15.14)%+
                                           ------  ------  ------  --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $443.5  $396.0  $186.0     $67.1          $14.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    1.19%   1.32%   1.33%     1.25%        1.25%++
NET INVESTMENT INCOME                       0.90%   0.47%   0.56%     0.34%        0.13%++
PORTFOLIO TURNOVER RATE                     84.5%   98.5%   99.0%    114.1%        133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                1.19%*  1.18%*   1.39%     2.07%        5.33%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                         N/A     N/A   1.33%     1.25%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                            MFS(R) Value Portfolio

                                Class A Shares

                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  MFS(R) Value Portfolio                  5

                 MANAGEMENT                               18
                  The Manager                             18
                  Expense Limitation Agreement            18
                  The Adviser                             19

               YOUR INVESTMENT                            20
                  Shareholder Information                 20
                  Dividends, Distributions and Taxes      20
                  Sales and Purchases of Shares           21

               FINANCIAL HIGHLIGHTS                       26

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                            MFS(R) VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation and reasonable income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 65% of its net assets in equity securities of companies that the Adviser believes are undervalued in the market relative to their long term potential. Undervalued equity securities generally produce income and have low price-to-book, price-to-cash flow, price-to-earnings and price-to-sales ratios. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the Portfolio may invest in companies of any size, the Portfolio generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because they are temporarily out of favor due to:

  .  a decline in the market

  .  poor economic conditions

  .  the market has overlooked them

  . developments that have affected or may affect the issuer of the securities or the issuer's industry

The Portfolio seeks to achieve a gross yield that exceeds that of the S&P 500 Index.

The Adviser uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that the securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the Adviser's portfolio managers and a large group of equity research analysts. The Portfolio may invest up to 35% of its assets in foreign securities through which it may have exposure to foreign currencies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 19

..  For financial highlights see page 26


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the MFS(R) Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

 1999     2000     2001     2002     2003     2004     2005
------   ------   ------   ------   ------   ------   ------
 4.98%   11.61%    1.00%  -13.14%   24.61%   15.97%    6.44%

                     High Quarter: 2nd-2003  +14.46%
                     Low Quarter:  3rd-2002  -15.27%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/05, with the Russell 1000 Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/05
---------------------------------------------------------------
                                         Since
                         1 Year 5 Year Inception Inception Date
------------------------ ------ ------ --------- --------------
Class A                   6.44%  6.18%   5.62%      7/20/98
Russell 1000 Value Index  7.05%  5.28%   6.17%*
* Index performance is from 8/1/98.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                          Class A
               ------------------------------------------ -------
               Management Fee                              0.73%
               --------------------------------------------------
               12b-1 Fees                                  None
               --------------------------------------------------
               Other Expenses                              0.24%
               --------------------------------------------------
               Total Annual Portfolio Operating Expenses*  0.97%
               --------------------------------------------------

         * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.00% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                                           Class A
             ------------------------------------------------------
             1 Year                                        $     99
             ------------------------------------------------------
             3 Years                                       $    310
             ------------------------------------------------------
             5 Years                                       $    539
             ------------------------------------------------------
             10 Years                                      $  1,194
             ------------------------------------------------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

High Quality Short-Term Debt Obligations including Bankers' Acceptances, Commercial Paper and Certificates of Deposit issued or guaranteed by Bank Holding Companies in the U.S., their Subsidiaries and Foreign Branches or of the World Bank; Variable Amount Master Demand Notes and Variable Rate Notes issued by U.S. and Foreign Corporations.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities, or junk bonds, are securities that are rated "below investment grade" by the primary rating agencies (E.G., BB or lower by S&P and Ba or lower by Moody's) or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. You should understand that high yield securities are not generally meant for short-term investing.

A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

INDEXED SECURITIES. The Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (E.G. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high. The Portfolio generally will have turnover rates of less than 100%.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.725% of first $250 million of such assets plus 0.675% of such assets over $250 million up to $1.25 billion plus 0.600% of such assets over $1.25 billion up to $1.5 billion plus 0.500% of such assets over $1.5 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser will be available in the Trust's semi-annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 1.00% of daily net assets for Class A shares of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the Portfolio. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services, which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005.

The Portfolio is co-managed by Mr. Nevin P. Chitkara and Mr. Steven R. Gorham. Mr. Chitkara is a Vice President of MFS and has been in the investment management area of MFS since 1997. Mr. Gorham is a Senior Vice President of MFS and has served as portfolio manager since 2002. Mr. Gorham has been in the investment management area of MFS since 1992.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Deloitte & Touche LLP. For the years 2001 through 2004, other independent accountants have audited this information. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of The Travelers Series Trust (a fund of which is the predecessor of the Portfolio), which is available upon request.

    MFS(R) VALUE PORTFOLIO*

                                                                FOR THE YEARS ENDED DECEMBER 31
                                                             -------------------------------------

CLASS A                                                      2005(A)  2004   2003    2002   2001(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $12.32  $10.83  $8.80   $10.83 $10.89
                                                             ------  ------ ------ -------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.17    0.14   0.13     0.12   0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     0.63    1.59   2.04   (1.53)     --+
                                                             ------  ------ ------ -------- ------
TOTAL FROM INVESTMENT OPERATIONS                               0.80    1.73   2.17   (1.41)   0.11
                                                             ------  ------ ------ -------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.15)  (0.14) (0.14)   (0.21) (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                (0.53)  (0.10)     --   (0.41) (0.09)
                                                             ------  ------ ------ -------- ------
TOTAL DISTRIBUTIONS                                          (0.68)  (0.24) (0.14)   (0.62) (0.17)
                                                             ------  ------ ------ -------- ------
NET ASSET VALUE, END OF PERIOD                               $12.44  $12.32 $10.83    $8.80 $10.83
                                                             ------  ------ ------ -------- ------
TOTAL RETURN                                                  6.44%  15.97% 24.61% (13.14)%  1.00%
                                                             ------  ------ ------ -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $79     $47    $40      $31    $32
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.99%   1.00%  1.00%    1.00%  1.00%
NET INVESTMENT INCOME                                         1.36%   1.30%  1.44%    1.38%  1.01%
PORTFOLIO TURNOVER RATE                                         23%     47%    57%      60%   123%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                 1.00%   1.14%  1.08%    1.13%  1.11%

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the MFS(R) Value Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor MFS(R) Value Portfolio.
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                    Neuberger Berman Real Estate Portfolio

                          Class A and Class B Shares

                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                           PAGE

             INTRODUCTION                                   3
                Understanding the Trust                     3
                Understanding the Portfolio                 3

             THE PORTFOLIO                                  4

               INVESTMENT SUMMARY                           4
                Neuberger Berman Real Estate Portfolio      5

               MANAGEMENT                                   14
                The Manager                                 14
                Expense Limitation Agreement                14
                The Adviser                                 15
                Distribution Plan                           16

             YOUR INVESTMENT                                17
                Shareholder Information                     17
                Dividends, Distributions and Taxes          17
                Sales and Purchases of Shares               18

             FINANCIAL HIGHLIGHTS                           23

             FOR MORE INFORMATION                       Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contract shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                    NEUBERGER BERMAN REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in equity securities issued by real estate investment trusts ("REITs") and common stocks and other securities issued by other real estate companies. The Portfolio defines a real estate company as one that derives at least 50% of its revenue from, or has at least 50% of its assets in, real estate. A REIT is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. REITS are not taxed on income distributed to shareholders, provided they comply with the requirements of the Internal Revenue Code. REITs tend to be small- to mid-cap companies in relation to the equity markets as a whole.

REITs are generally classified as Equity REITs, Mortgage REITs and Hybrid REITs, Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

The Portfolio may invest up to 20% of its net assets in debt securities. These debt securities can be either investment grade or below investment grade, provided that, at the time of purchase, they are rated at least B by Moody's or S&P or, if unrated by either of these, deemed by the Portfolio's Adviser to be of comparable quality.

The Portfolio's Adviser makes investment decisions through a fundamental analysis of each company. The Adviser reviews each company's current financial condition and industry position, as well as economic and market conditions. In doing so, it evaluates the company's growth potential, earnings estimates and quality of management, as well as other factors. The Adviser believes that its investment approach is distinct in that it uses an objective combination of traditional securities analysis and direct real estate analysis, while placing great emphasis upon the property sector weightings. The Adviser generally adheres to a strict valuation methodology--price to net asset value per share, cash flow multiple versus growth rate and relative valuation--which guide the Adviser's buy and sell decisions.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines

REAL ESTATE INVESTMENT RISK. Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

 PORTFOLIO MANAGEMENT:

..  Neuberger Berman Management, Inc. see page 16

..  For financial highlights see page 24


INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

NON-DIVERSIFICATION RISK. Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                      Year-by-Year Total Return as of 12/31

                                       05
                                     ------
                                     13.29%

                         High Quarter: 2nd-2005   14.56%
                         Low Quarter:  1st-2005   -6.90%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 as applicable, with the NAREIT Equity Index. The NAREIT Equity Index is an unmanaged index that measures the performance of the of all publicly traded equity REITs. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

    Average Annual Total Return as of 12/31/05
---------------------------------------------------
                                  Since   Inception
                         1 Year Inception   Date
------------------------ ------ --------- ---------
Class A                  13.61%   26.13%   5/1/04
Class B                  13.29%   25.80%   5/1/04
NAREIT Equity REIT Index 12.13%   29.66%*
* Index performance is from 5/1/04.

For information on Neuberger Berman Management, Inc.'s prior performance with a comparable fund see page 16.

FEES AND EXPENSES:

This following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                            Class A Class B
------------------------------------------- ------- -------
Management Fee                               0.67%   0.67%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.03%   0.03%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.70%   0.95%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15% respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.69% for Class A shares and 0.94% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     71 $     97
--------------------------
3 Years  $    224 $    304
--------------------------
5 Years  $    390 $    528
--------------------------
10 Years $    872 $  1,171
--------------------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

High Quality Short-Term Debt Obligations including Bankers' Acceptances, Commercial Paper and Certificates of Deposit issued or guaranteed by Bank Holding Companies in the U.S., their Subsidiaries and Foreign Branches or of the World Bank; Variable Amount Master Demand Notes and Variable Rate Notes issued by U.S. and Foreign Corporations.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's. Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks" above.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.70% of first $200 million of such assets plus 0.65% of such assets over $200 million up to $750 million plus 0.55% of such assets over $750 million.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Trust's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.90% and 1.15% of daily net assets for Class A and Class B shares, respectively, of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the

Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

NEUBERGER BERMAN MANAGEMENT, INC. ("Neuberger Berman"), 605 Third Avenue, 2nd Floor, New York, New York 10158, is the Adviser to the Portfolio. Neuberger Berman is a wholly-owned subsidiary of Lehman Brothers Holdings, Inc., a publicly owned company. The firm and its affiliates manage $107.4 billion in total assets as of December 31, 2005 and continue an asset management history that began in 1939.

Steven R. Brown, a Vice President of Neuberger Berman and a Managing Director of Neuberger Berman, LLC. He joined Neuberger Berman in 2002 and from 1997 to 2002, he was a portfolio co-manager of a comparable fund at an investment firm specializing in securities of REITs.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Neuberger Berman Real Estate Portfolio and the Neuberger Berman Real Estate Fund, which is also advised by Neuberger Berman, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in April 2004, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Neuberger Berman, performance information regarding the Neuberger Berman Real Estate Fund is presented. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Neuberger Berman Real Estate Fund and the Portfolio will vary.

The table below compares the Neuberger Berman Real Estate Fund's average annual compounded total returns for the 1-year period and since inception of the Trust Class shares on 5/01/02 through 12/31/05 with the NAREIT Equity REIT Index, an unmanaged index which tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

     Average Annual Total Return as of 12/31/05
---------------------------------------------------
                                             Since
                                    1 Year Inception
----------------------------------- ------ ---------
Neuberger Berman Real Estate Fund--
 Trust Class shares                 13.08%   22.11%
NAREIT Equity REIT Index            12.13%   19.52%

DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. Class E shares are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's Class A shares and Class B shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.

  NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $12.47               $10.00
                                                                    ------               ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.30                 0.55
NET REALIZED AND UNREALIZED GAINS                                     1.40                 2.42
                                                                    ------               ------
TOTAL FROM INVESTMENT OPERATIONS                                      1.70                 2.97
                                                                    ------               ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --               (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.02)               (0.28)
                                                                    ------               ------
TOTAL DISTRIBUTIONS                                                 (0.02)               (0.50)
                                                                    ------               ------
NET ASSET VALUE, END OF PERIOD                                      $14.15               $12.47
                                                                    ------               ------
TOTAL RETURN                                                        13.61%               29.73%
                                                                    ------               ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $204.1                $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.69%                0.84%+
NET INVESTMENT INCOME                                                2.27%                6.76%+
PORTFOLIO TURNOVER RATE                                              13.5%                52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.70%                0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                       NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $12.47               $10.00
                                                                    ------              -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.26                 0.26
NET REALIZED AND UNREALIZED GAINS                                     1.40                 2.69
                                                                    ------              -------
TOTAL FROM INVESTMENT OPERATIONS                                      1.66                 2.95
                                                                    ------              -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --               (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.02)               (0.28)
                                                                    ------              -------
TOTAL DISTRIBUTIONS                                                 (0.02)               (0.48)
                                                                    ------              -------
NET ASSET VALUE, END OF PERIOD                                      $14.11               $12.47
                                                                    ------              -------
TOTAL RETURN                                                        13.29%              29.55%+
                                                                    ------              -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $316.4               $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.94%              0.98%++
NET INVESTMENT INCOME                                                2.00%              3.45%++
PORTFOLIO TURNOVER RATE                                              13.5%               52.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.95%              0.98%++

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                  Oppenheimer Capital Appreciation Portfolio

                                Class B Shares

                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                                PAGE

         INTRODUCTION                                            3
            Understanding the Trust                              3
            Understanding the Portfolio                          3

         THE PORTFOLIO                                           4

           INVESTMENT SUMMARY                                    4
            Oppenheimer Capital Appreciation Fund Portfolio      5

           MANAGEMENT                                            16
            The Manager                                          16
            Expense Limitation Agreement                         16
            The Adviser                                          17
            Distribution Plan                                    18

         YOUR INVESTMENT                                         19
            Shareholder Information                              19
            Dividends, Distributions and Taxes                   19
            Sales and Purchases of Shares                        20

         FINANCIAL HIGHLIGHTS                                    25

         FOR MORE INFORMATION                                Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also purchase the securities of foreign issuers.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  . Companies with increasing earnings momentum and a history of positive earnings growth

  .  Stocks with low valuations relative to their growth potential

  .  Companies with the potential for positive earnings surprises

  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  OppenheimerFunds, Inc. see page 17

..  For financial highlights see page 25


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02        03       04       05
-------   ------   ------   ------
-24.73%   28.53%    6.40%    4.71%

High Quarter: 2nd-2003  +14.54%
Low Quarter:  2nd-2002  -15.52%


The table below compares the Portfolio's Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
--------------------------------------------
                           Since    Inception
                 1 Year  Inception    Date
 -------------   ------- ---------- ---------
Class B           4.71%    -1.60%    2/12/01
S&P 500 Index     4.91%    -0.16%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class B
----------------------------------------------------------
Management Fee                                      0.59%
----------------------------------------------------------
12b-1 Fees                                          0.25%
----------------------------------------------------------
Other Expenses                                      0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         0.89%
----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager          0.94%
----------------------------------------------------------

        * "The Manager" and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class B shares of the Portfolio will not exceed 1.00% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. In addition, the Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing July 1, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2005 was 0.58%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

Example of Portfolio Expenses

         Class B
-----------------
1 Year   $     96
-----------------
3 Years  $    301
-----------------
5 Years  $    522
-----------------
10 Years $  1,159
-----------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them.

Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.65% of first $150 million of such assets plus 0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500 million plus 0.55% of such assets over $500 million.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Trust's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 1.00% of daily net assets for Class B shares of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $200 billion in assets as of December 31, 2005, including other Oppenheimer funds with more than 6 million shareholder accounts.

WILLIAM L. WILBY and MARC L. BAYLIN, CFA act as co-managers of the Portfolio.

  . Mr. Wilby has been a Senior Vice President of Oppenheimer since July 1994 and Senior Investment Officer, Director of Equities of the Adviser since July 2004. Mr. Wilby was Senior Investment Officer, Director of International Equities of the Adviser from May 2000 through July 2004 and Senior Vice President of HarbourView Asset

    Management Corporation, a subsidiary of Oppenheimer, from May 1999 through November 2001.

  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.

DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. Class A and Class E shares are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's Class B shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                             FOR THE PERIOD FROM
                                                                              FEBRUARY 12, 2001
                                                                               (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                           --------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A)  2002(A)  --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $8.31   $8.29    $6.45     $8.57         $10.00
                                           ------  ------  ------- ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.01    0.06       --   0.00+++        0.00+++
NET REALIZED AND UNREALIZED GAINS (LOSSES)   0.38    0.46     1.84    (2.12)         (1.43)
                                           ------  ------  ------- ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS             0.39    0.52     1.84    (2.12)         (1.43)
                                           ------  ------  ------- ---------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME           --  (0.05)       -- (0.00)+++      (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.08)  (0.45)       --        --             --
GAINS                                      ------  ------  ------- ---------      ---------
TOTAL DISTRIBUTIONS                        (0.08)  (0.50)       -- (0.00)+++      (0.00)+++
                                           ------  ------  ------- ---------      ---------
NET ASSET VALUE, END OF PERIOD              $8.62   $8.31    $8.29     $6.45          $8.57
                                           ------  ------  ------- ---------      ---------
TOTAL RETURN                                4.71%   6.40%   28.53%  (24.73)%      (14.27)%+
                                           ------  ------  ------- ---------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $501.8  $634.6   $551.0    $122.4          $26.9
RATIOS TO AVERAGE NET ASSETS /(1)/:

EXPENSES                                    0.94%   0.95%    0.99%     1.00%        1.00%++
NET INVESTMENT INCOME (LOSS)                0.18%   0.67%  (0.03)%   (0.02)%        0.04%++
PORTFOLIO TURNOVER RATE                     72.4%   65.3%    36.6%     20.6%         29.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                0.89%*  0.91%*   0.98%*     1.22%        3.21%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                         N/A     N/A    0.99%       N/A            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                       Janus Aggressive Growth Portfolio

                       Legg Mason Value Equity Portfolio

                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio

                  Lord Abbett Growth Opportunities Portfolio

                      Lord Abbett Mid-Cap Value Portfolio

                    Met/AIM Capital Appreciation Portfolio

                      Met/AIM Small Cap Growth Portfolio

                  Met/Putnam Capital Opportunities Portfolio

                    MFS(R) Research International Portfolio

                    Neuberger Berman Real Estate Portfolio

                  Oppenheimer Capital Appreciation Portfolio

                         PIMCO Total Return Portfolio

                    T. Rowe Price Mid-Cap Growth Portfolio

                    Third Avenue Small Cap Value Portfolio

                         Van Kampen Comstock Portfolio

                          Class A and Class B Shares

                                __PROSPECTUS__

                                  MAY 1, 2006

Like all securities, these securities have not been approved or disapproved by the

Securities and Exchange Commission, nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                             PAGE

           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolios                    3

           THE PORTFOLIOS                                     4

             INVESTMENT SUMMARY                               5
              Janus Aggressive Growth Portfolio               5
              Legg Mason Value Equity Portfolio               9
              Lord Abbett Bond Debenture Portfolio            12
              Lord Abbett Growth and Income Portfolio         17
              Lord Abbett Growth Opportunities Portfolio      21
              Lord Abbett Mid-Cap Value Portfolio             24
              Met/AIM Capital Appreciation Portfolio          28
              Met/AIM Small Cap Growth Portfolio              32
              Met/Putnam Capital Opportunities Portfolio      35
              MFS(R) Research International Portfolio         38
              Neuberger Berman Real Estate Portfolio          41
              Oppenheimer Capital Appreciation Portfolio      45
              PIMCO Total Return Portfolio                    49
              T. Rowe Price Mid-Cap Growth Portfolio          54
              Third Avenue Small Cap Value Portfolio          58
              Van Kampen Comstock Portfolio                   62

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS     65
             ADDITIONAL INVESTMENT STRATEGIES                 69
             MANAGEMENT                                       82
              The Manager                                     82
              The Advisers                                    85
              Distribution Plan                               94

           YOUR INVESTMENT                                    95
              Shareholder Information                         95
              Dividends, Distributions and Taxes              95
              Sales and Purchases of Shares                   96

           FINANCIAL HIGHLIGHTS                              101

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-three managed investment portfolios or mutual funds, only sixteen of which are offered through this Prospectus (the "Portfolios"). Each of the sixteen Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A and Class B shares of the Portfolios are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts").

  As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs. Please see the Risk/Reward spectrum on the next page which lists the Portfolios in order of risk/reward from highest to lowest.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

Notice the scale at the right. It covers, in the opinion of the Portfolios' Manager, the full spectrum of risk/ reward of the Portfolios described in this Prospectus. Please note that the scale is for illustration purposes only and is not meant to convey the precise degree of difference in risk/reward among the Portfolios.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The higher a Portfolio is on the risk/ reward spectrum, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment at the lower end of the scale that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio at the higher end of the spectrum may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

                                         MET/AIM CAPITAL APPRECIATION PORTFOLIO

                                              JANUS AGGRESSIVE GROWTH PORTFOLIO

                                         NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                         T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                            LORD ABBETT MID-CAP VALUE PORTFOLIO

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                  VAN KAMPEN COMSTOCK PORTFOLIO

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                   PIMCO TOTAL RETURN PORTFOLIO


   Higher-                                                        Lower
   Risk/Reward                                                    Risk/Reward

                       JANUS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in common stocks selected for their growth potential. The Portfolio may also invest to a lesser degree in other types of securities, including preferred stocks, warrants, convertible securities and debt securities. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Portfolio is non-diversified which means that it can invest a greater portion of it assets in a small number of issuers. However, the Portfolio is generally managed as a diversified fund.

The Portfolio may invest without limit in foreign equity and debt securities including American Depositary Receipts. Such foreign securities may include those of emerging market issuers.

The Adviser applies a "bottom up" approach in choosing investments. In other words, the Adviser looks for companies with earnings growth potential one at a time. If the Adviser is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

The Adviser actively manages foreign currency exposure, in conjunction with stock selection, in an attempt to protect and possibly enhance the Portfolio's market value. Through the use of forward foreign currency exchange contracts, the Adviser will adjust the Portfolio's foreign currency weightings to reduce its exposure to currencies deemed unattractive and, in certain circumstances, increase exposure to currencies deemed attractive, as market conditions warrant.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 65, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02        03     04      05
------    ------  -----  ------
-27.83%   30.90%  8.44%  13.58%

High Quarter:   2nd - 2003    +12.90%
Low Quarter:    3rd - 2002    -16.13%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), a widely recognized unmanaged index the measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market and with the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/05
-----------------------------------------------------
                                   Since    Inception
                          1 Year Inception    Date
------------------------- ------ ---------  ---------
Class A                   13.84%    4.03%     1/2/02
Class B                   13.58%   -3.02%    2/12/01
S&P 500 Index              4.91%   -0.16%*
Russell 1000 Growth Index  5.26%   -4.94%**
* Index performance is from 2/1/01.
** Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


 PORTFOLIO MANAGEMENT:

..  Janus Capital Management LLC see page 86

..  For financial highlights see page 102

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
------------------------------------------ ------- -------
Management Fee                              0.67%   0.67%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.05%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.72%   0.97%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     74 $     99
--------------------------
3 Years  $    231 $    310
--------------------------
5 Years  $    402 $    539
--------------------------
10 Years $    897 $  1,194
--------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its net assets in foreign issuers. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

 PORTFOLIO'S MANAGEMENT:

..  Legg Mason Capital Management, Inc. see page 86

..  For performance information for the period ended December 31, 2005 see
   "Financial Highlights" on page 104.



PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 65, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The Portfolio commenced operations on November 1, 2005. As a result, it does not have a significant operating history.

For information on Legg Mason Capital Management, Inc.'s prior performance with a comparable fund, see page 87.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2005. and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                         Class A  Class B
-------------------------------------------------------- -------  -------
Management Fee                                            0.70%    0.70%
--------------------------------------------------------------------------
12b-1 Fees                                                None     0.25%
--------------------------------------------------------------------------
Other Expenses                                            7.57%    3.59%
--------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses Before Expense
 Waiver/Repayment to Manager                              8.27%    4.54%
--------------------------------------------------------------------------
Contractual Expense
 (Waiver)/Repayment to Manager*                           (7.47)%  (3.49)%
--------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver/Repayment to Manager                        0.80%    1.05%
--------------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     82 $    108
--------------------------
3 Years  $  1,818 $  1,077
--------------------------
5 Years  $  3,434 $  2,052
--------------------------
10 Years $  7,010 $  4,521
--------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

Under normal circumstances, the Portfolio invests substantially all (at least 80%) of its net assets in debt securities of various types. To pursue its goal, the Portfolio normally invests substantially all of its net assets in high yield and investment grade debt securities, but may also invest in securities convertible into common stocks. The Portfolio may invest up to 80% of its total assets in high yield/high risk debt securities (junk bonds). Debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer. In no event will the Portfolio invest more than 10% of its gross assets at the time of investment in debt securities which are in default as to interest or principal. At least 20% of the Portfolio's assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may also invest up to 20% of its net assets in equity securities including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the duration of the Portfolio's debt securities will be between 3 to 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 65, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the adviser is satisfied with the claims paying ability of the counterparty without such collateral.

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 87

..  For financial highlights see page 106


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  97      98      99      00      01      02      03      04     05
------  ------  ------  ------  ------  ------  ------  -----  -----
15.63%   6.26%   3.40%   0.87%   3.76%  -0.39%  19.52%  8.43%  1.81%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/05, as applicable, with the Credit Suisse First Boston High Yield Index, which is representative of the lower rated debt (including non-convertible-preferred stocks) investments in the Portfolio, and with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

           Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                                Since   Inception
                                1 Year 5 Year Inception   Date
------------------------------- ------ ------ --------- ---------
Class A                          1.81%  6.40%   7.28%    5/1/96
Class B                          1.49%    --    5.91%    4/3/01
Credit Suisse First Boston High
 Yield Index                     2.26%  9.82%   7.09%*
Lehman Brothers Aggregate
 Bond Index                      2.43%  5.87%   6.64%*
* Index performance is from 5/1/96.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
----------------------------------------- ------- -------
Management Fee                             0.51%   0.51%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.05%   0.05%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%   0.81%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     57 $     83
--------------------------
3 Years  $    180 $    260
--------------------------
5 Years  $    314 $    451
--------------------------
10 Years $    703 $  1,005
--------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To achieve long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of February 28, 2006, the market capitalization range of the Russell 1000 Index was $264 million to $377 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that an investment may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks may limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 65, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  96      97      98      99      00      01      02      03      04      05
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
19.45%  24.60%  12.89%  16.56%  14.68%  -5.73% -17.95%  31.06%  12.92%  3.68%

High Quarter:   2nd - 2003    +17.86%
Low Quarter:    3rd - 2002    -19.80%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

 Average Annual Total Return as of 12/31/05
---------------------------------------------
                                    Inception
              1 Year 5 Year 10 Year   Date
------------- ------ ------ ------- ---------
Class A        3.68%  3.48%  10.30% 12/11/89
Class B        3.39%    --      --   3/22/01
S&P 500 Index  4.91%  0.54%   9.07%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
------------------------------------------ ------- -------
Management Fee(1)                           0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.04%   0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses#  0.54%   0.79%
----------------------------------------------------------

       (1) The management fee has been restated to reflect a reduction in the fee effective January 1, 2006. Prior to that date the management fee was 0.51%. The above table and Example assume the management fee reduction had been in place during all of 2005.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.52% for Class A shares and 0.77% for Class B shares.


 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 87

..  For financial highlights see page 108

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     55 $     81
--------------------------
3 Years  $    174 $    253
--------------------------
5 Years  $    302 $    440
--------------------------
10 Years $    678 $    981
--------------------------

                  LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 65% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely used benchmark for mid-cap stock performance. As of February 28, 2006, the market capitalization range of the Russell Midcap Index was approximately $264 million to $22.5 billion. This market capitalization range will vary in response to changes in the market over time. The Portfolio uses a growth style of investing which means that the Adviser favors companies that show the potential for strong revenue and earnings growth.

Typically, in choosing stocks, the Adviser looks for mid-sized companies using:

  . fundamental research to identify companies likely to produce superior returns over a two to five year time frame, by analyzing the dynamics in each company within its industry and within the economy

  . quantitative research to identify companies with superior growth possibilities

The Portfolio may also invest in equity securities such as convertible fixed income securities, warrants, American Depositary Receipts and similar instruments.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 65, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 87

..  For financial highlights see page 110


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                        2002     2003     2004     2005
                       ------   ------   ------   ------
                      -24.41%   35.70%   12.45%    4.58%

                      High Quarter: 2nd - 2003  +17.43%
                      Low Quarter:  3rd - 2002  -15.77%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization is approximately $4.1 billion. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

                        Average Annual Total Return as
                                 of 12/31/04
           --------------------------------------------------------
                                                   Since   Inception
                                          1 Year Inception   Date
           -----------------------------  ------ --------- ---------
           Class A                         4.71%   2.84%     5/1/01
           Class B                         4.58%   1.53%    2/12/01
           Russell Midcap Growth Index    12.10%   0.26%*
           * Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Class A  Class B
        ---------------------------------------------------------------
        Management Fee                                 0.70%    0.70%
        ---------------------------------------------------------------
        12b-1 Fees                                     None     0.25%
        ---------------------------------------------------------------
        Other Expenses                                 0.29%    0.29%
        ---------------------------------------------------------------
        Total Annual Portfolio Operating
         Expenses Before Expense Waiver/Repayment to
         Manager                                       0.99%    1.24%
        ---------------------------------------------------------------
        Contractual Expense (Waiver)/Repayment to
         Manager*                                      (0.05)%  (0.05)%
        ---------------------------------------------------------------
        Total Annual Portfolio Operating
         Expenses After Expense Waiver/Repayment to
         Manager#                                      0.94%    1.19%
        ---------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. In 2005 broker fee reimbursement brought the Portfolios' Total Annual Operating Expenses below the expense caps, and the Portfolio reimbursed the Manager, for expenses waived in prior years, amounts to bring Total Annual Portfolio Operating Expenses to the cap levels. If the broker fee reimbursements were shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.90% for Class A shares and 1.15% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     96 $    122
--------------------------
3 Years  $    312 $    391
--------------------------
5 Years  $    545 $    680
--------------------------
10 Years $  1,213 $  1,502
--------------------------

                      LORD ABBETT MID-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Mid Cap Index, a widely-used benchmark for mid-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell Mid Cap Index was $890 million to $14.6 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 65, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

 1998     1999     2000     2001     2002     2003     2004     2005
------   ------   ------   ------   ------   ------   ------   ------
 2.57%    5.71%   52.87%    8.10%   -9.31%   26.15%   24.82%    8.28%

                      High Quarter: 2nd - 1999  +16.83%
                      Low Quarter:  3rd - 1998  -17.02%






 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 87

..  For financial highlights see page 112

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/05, as applicable, with the Russell Midcap Index, a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index and with the S&P 400/Citigroup Value Index, a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

              Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------------
                                                     Since    Inception
                                     1 Year 5 Year Inception    Date
------------------------------------ ------ ------ ---------  ---------
Class A                               8.28% 10.82%   13.41%    8/20/97
Class B                               8.05%    --    11.89%     4/3/01
Russell Midcap Index                 12.65%  8.45%   10.22%*
S&P 400/Citigroup Value Index        11.60% 12.38%   12.76%**
* Index performance is from 8/20/97.
** Index performance is from 8/1/97.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
----------------------------------------- ------- -------
Management Fee                             0.68%   0.68%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.08%   0.08%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.76%   1.01%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     78 $    104
--------------------------
3 Years  $    244 $    323
--------------------------
5 Years  $    424 $    560
--------------------------
10 Years $    945 $  1,241
--------------------------

                    MET/AIM CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests principally in common stocks of domestic and foreign companies the Adviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The Portfolio will not invest more than 25% of its total assets in foreign securities.

The Adviser is not constrained to any particular investment style. The Portfolio may tend to buy "growth" stocks or "value" stocks. In selecting companies for investment, the Adviser looks for companies with increasing market share, experienced and effective management and competitive advantage. The Portfolio may invest in small, relatively new or unseasoned companies. The Portfolio may also purchase call options, which are derivatives, but not for speculative purposes, and write covered call options on no more than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 65, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risks that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. were transferred to the AIM Capital Appreciation Portfolio, a series of The Travelers Series Trust. The assets of the AIM Capital Appreciation Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares is the historical performance of the AIM Capital Appreciation Portfolio of The Travelers Series Trust (from July 1, 2005 through December 31, 2005) and of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. (from
January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]


  1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
 ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 15.01%  12.24%  17.21%  42.96% -10.40% -23.76% -23.87% 29.31%   6.50%   8.73%

High Quarter: 4th - 1999     +35.92%
Low Quarter:  3rd - 2001     -23.04%




 PORTFOLIO MANAGEMENT:

..  A I M Capital Management, Inc. see page 85

..  For financial highlights see page 114

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, with the S&P 500 Index and with the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large - and medium - sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

  AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05
                          1 Year 5 Year 10 Year
------------------------- ------ ------ -------
Class A                    8.73% -2.77%  5.34%
S&P 500 Index              4.91%  0.54%  9.07%
Russell 1000 Growth Index  5.26% -3.58%  6.73%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended October 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
------------------------------------------ -------
Management Fee                              0.76%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.05%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.81%
--------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.25% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. In addition, the Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing May 1, 2006 will be passed on to the Portfolio in the form of a voluntary fee waiver. For purposes of calculating the Adviser's fee, the assets of the Portfolio and the assets of the Met/AIM Small Cap Growth Portfolio of the Trust are aggregated.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     83
-----------------
3 Years  $    260
-----------------
5 Years  $    451
-----------------
10 Years $  1,005
-----------------

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 65, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

                02     03       04       05
             -------  ------  ------  ------
             -27.50%  38.86%  6.43%   8.27%

            High Quarter: 2nd - 2003   +20.75%
            Low Quarter:  3rd - 2002   -18.43%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/05
-----------------------------------------------------
                                   Since    Inception
                          1 Year Inception    Date
------------------------- ------ ---------  ---------
Class A                    8.59%    4.15%     1/2/02
Class B                    8.27%    7.90%    10/9/01
Russell 2000 Index         4.55%   14.14%*
Russell 2000 Growth Index  4.15%   10.96%**

                  * Index performance is from 10/1/01.
                 ** Index performance is from 10/1/01.


 PORTFOLIO MANAGEMENT:

..  AIM Capital Management, Inc. see page 85

..  For financial highlights see page 115

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B
-------------------------------------------------- ------- -------
Management Fee                                      0.90%   0.90%
------------------------------------------------------------------
12b-1 Fees                                          None    0.25%
------------------------------------------------------------------
Other Expenses                                      0.06%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/ Repayment to Manager        0.96%   1.22%
------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         1.00%   1.26%
------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.05% and 1.30%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.99% for Class A shares and 1.25% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $    103 $    129
--------------------------
3 Years  $    320 $    402
--------------------------
5 Years  $    555 $    695
--------------------------
10 Years $  1,229 $  1,530
--------------------------

                  MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in the common stocks of U.S. companies which the Adviser believes have favorable investment potential. For example, the Adviser may purchase stocks of companies with stock prices that reflect a value lower than that the Adviser places on the company. The Adviser may also consider other factors that are believed will cause the stock price to rise. Investments are mainly in small- and mid-sized companies.

The Portfolio may also invest up to 20% of its assets in foreign securities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 65, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Small Cap Stock Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Portfolio's former investment adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001. Effective May 1, 2003, Putnam Investment Management, LLC became the Portfolio's Adviser. Performance information prior to that date is attributable to the Portfolio's former investment adviser.

 PORTFOLIO MANAGEMENT:

..  Putnam Investment Management, LLC see page 91

..  For financial highlights see page 117


The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]


          Year-by-Year Total Return as of 12/31 of Each Year

   97      98      99      00      01      02      03      04      05
-------  ------  ------  ------  ------  ------  ------  ------  ------
20.89%   -5.40%  44.56%  -10.55% -8.42%  -21.05% 28.73%  18.54%  10.08%


                       High Quarter: 4th - 1999   +35.13%
                       Low Quarter:  3rd - 2001   -23.01%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/05, as applicable, with the Russell 2000 Index, a widely recognized unmanaged index that measures small company stock performance, and with the Russell 2500 Index, which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/05
--------------------------------------------------------
                                       Since    Inception
                     1 Year  5 Year  Inception    Date
------------------   ------- ------- ---------  ---------
Class A              10.08%   3.96%     7.15%    5/1/96
Class B               9.79%     --      8.18%    4/3/01
Russell 2000 Index    4.55%   8.22%     8.46%*
Russell 2500 Index    8.11%   9.14%    10.78%**
* Index performance is from 5/1/96.
** Index performance is from 5/1/96.

For information on Putnam Investment Management, LLC's prior performance with a comparable fund, see page 91.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.85%   0.85%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.37%   0.37%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  1.22%   1.47%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $    125 $    151
--------------------------
3 Years  $    389 $    469
--------------------------
5 Years  $    674 $    808
--------------------------
10 Years $  1,484 $  1,767
--------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of foreign companies. The Portfolio focuses on foreign companies (including up to 25% of its net assets in emerging market issues) that the Portfolio's Adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio may invest in companies of any size. The Portfolio does not emphasize any particular country and, under normal market conditions, will be invested in at least five countries. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

The Portfolio's assets are allocated among various sectors. A committee of investment research analysts selects securities for the Portfolio. The committee includes investment analysts employed by the Adviser and its affiliates.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 65, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04       05
-------  ------  ------  ------
-11.80%  32.04%  19.56%  16.42%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
------------------------------------------
                            Since   Inception
                   1 Year Inception   Date
---------------    ------ --------- ---------
Class A            16.77%   8.35%     5/1/01
Class B            16.42%   6.75%    2/12/01
MSCI EAFE Index    14.02%   5.04%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 as adjusted to reflect current expense limitations and are expressed as a percentage of the Portfo-



 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 89

.. For financial highlights see page 119 lio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B
-------------------------------------------------- ------- -------
Management Fee                                      0.74%   0.74%
------------------------------------------------------------------
12b-1 Fees                                          None    0.25%
------------------------------------------------------------------
Other Expenses                                      0.17%   0.18%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         0.91%   1.17%
------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         0.96%   1.22%
------------------------------------------------------------------

         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. Prior to May 1, 2005, the expense limitations for Class A and Class B shares were 1.10% and 1.35%, respectively.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.93% for Class A shares and 1.19% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     98 $    125
--------------------------
3 Years  $    307 $    389
--------------------------
5 Years  $    533 $    674
--------------------------
10 Years $  1,182 $  1,484
--------------------------

                    NEUBERGER BERMAN REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in equity securities issued by real estate investment trusts ("REITs") and common stocks and other securities issued by other real estate companies. The Portfolio defines a real estate company as one that derives at least 50% of its revenue from, or has at least 50% of its assets in, real estate. A REIT is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. REITS are not taxed on income distributed to shareholders, provided they comply with the requirements of the Internal Revenue Code. REITs tend to be small- to mid-cap companies in relation to the equity markets as a whole.

REITs are generally classified as Equity REITs, Mortgage REITs and Hybrid REITs, Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

The Portfolio may invest up to 20% of its net assets in debt securities. These debt securities can be either investment grade or below investment grade, provided that, at the time of purchase, they are rated at least B by Moody's or S&P or, if unrated by either of these, deemed by the Portfolio's Adviser to be of comparable quality.

The Portfolio's Adviser makes investment decisions through a fundamental analysis of each company. The Adviser reviews each company's current financial condition and industry position, as well as economic and market conditions. In doing so, it evaluates the company's growth potential, earnings estimates and quality of management, as well as other factors. The Adviser believes that its investment approach is distinct in that it uses an objective combination of traditional securities analysis and direct real estate analysis, while placing great emphasis upon the property sector weightings. The Adviser generally adheres to a strict valuation methodology--price to net asset value per share, cash flow multiple versus growth rate and relative valuation--which guide the Adviser's buy and sell decisions.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

 PORTFOLIO MANAGEMENT:

..  Neuberger Berman Management, Inc. see page 89

..  For financial highlights see page 121

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of
the following risks, which are described in detail on page   65, any of which
could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Real estate investment risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Market capitalization risk

  .  Investment style risk

In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                      Year-by-Year Total Return as of 12/31

                                       05
                                     ------
                                     13.29%

                         High Quarter: 2nd-2005   14.56%
                         Low Quarter:  1st-2005   -6.90%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 as applicable, with the NAREIT Equity Index. The NAREIT Equity Index is an unmanaged index that measures the performance of the of all publicly traded equity REITs. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

    Average Annual Total Return as of 12/31/05
---------------------------------------------------
                                  Since   Inception
                         1 Year Inception   Date
------------------------ ------ --------- ---------
Class A                  13.61%   26.13%   5/1/04
Class B                  13.29%   25.80%   5/1/04
NAREIT Equity REIT Index 12.13%   29.66%*
* Index performance is from 5/1/04.

For information on Neuberger Berman Management, Inc.'s prior performance with a comparable fund see page 89.

FEES AND EXPENSES:

This following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                            Class A Class B
------------------------------------------- ------- -------
Management Fee                               0.67%   0.67%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.03%   0.03%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.70%   0.95%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15% respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.69% for Class A shares and 0.94% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time period indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     72 $     97
--------------------------
3 Years  $    225 $    304
--------------------------
5 Years  $    391 $    528
--------------------------
10 Years $    873 $  1,171
--------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also purchase the securities of foreign issuers.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  . Companies with increasing earnings momentum and a history of positive earnings growth

  .  Stocks with low valuations relative to their growth potential

  .  Companies with the potential for positive earnings surprises

  .  Growth rates that the Adviser believes are sustainable over time

 PORTFOLIO MANAGEMENT:

..  OppenheimerFunds, Inc. see page 90

..  For financial highlights see page 123

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 65, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04     05
------   ------  -----  -----
-24.73%  28.53%  6.40%  4.71%

High Quarter:   2nd - 2003    +14.54%
Low Quarter:    2nd - 2002    -15.52%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
--------------------------------------------
                           Since    Inception
                 1 Year  Inception    Date
 -------------   ------- ---------- ---------
Class A           4.99%     2.17%     1/2/02
Class B           4.71%    -1.60%    2/12/01
S&P 500 Index     4.91%    -0.16%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B
-------------------------------------------------- ------- -------
Management Fee                                      0.59%   0.59%
------------------------------------------------------------------
12b-1 Fees                                          None    0.25%
------------------------------------------------------------------
Other Expenses                                      0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         0.64%   0.89%
------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager          0.69%   0.94%
------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.75% and 1.00%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. In addition, the Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing July 1, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2005 was 0.58%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     71 $     96
--------------------------
3 Years  $    221 $    301
--------------------------
5 Years  $    385 $    522
--------------------------
10 Years $    861 $  1,159
--------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three- to six-year time frame based on the Adviser's forecast for interest rates.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 65, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High Yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02      03     04     05
------  ------  -----  -----
 9.29%   4.31%  4.98%  2.25%

 High Quarter:   3rd - 2002    +3.65%
 Low Quarter:    1st - 2002     0.00%





 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 90

..  For financial highlights see page 125

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/04
---------------------------------------------------------------
                                              Since   Inception
                                     1 Year Inception   Date
------------------------------------ ------ --------- ---------
Class A                               2.46%   6.08%     5/1/01
Class B                               2.25%   5.61%    2/12/01
Lehman Brothers Aggregate Bond Index  2.43%   5.63%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
----------------------------------------- ------- -------
Management Fee                             0.50%   0.50%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses*                            0.06%   0.06%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%   0.81%
---------------------------------------------------------

        * The Portfolio reimbursed the Manager during the year ended
          December 31, 2005 for expenses waived by the Manager in prior years pursuant to an Expense Limitation Agreement that is no longer applicable to the Portfolio. The expense information for the Portfolio does not reflect this reimbursement. If this reimbursement was shown, the Portfolio's Total Annual Operating Expenses would have been 0.57% for Class A shares and 0.82% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     57 $     83
--------------------------
3 Years  $    180 $    260
--------------------------
5 Years  $    314 $    451
--------------------------
10 Years $    703 $  1,005
--------------------------

                    T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. Although the Adviser expects the Portfolio to operate as a diversified investment company, the Portfolio will retain its "non-diversified" classification to give the Adviser the flexibility to pursue a more selective investment strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 65, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class B shares, the Portfolio's oldest Class. The Portfolio's Class A shares commenced operations on May 1, 2001.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05
------   ------  ------  ------
-44.04%  36.64%  17.82%  14.63%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%






 PORTFOLIO MANAGEMENT:

..  T. Rowe Price Associates, Inc. see page 92

..  For financial highlights see page 127

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/05
------------------------------------------------------
                                      Since   Inception
                             1 Year Inception   Date
---------------------------  ------ --------- ---------
Class A                      14.87%   (2.37)%   5/1/01
Class B                      14.63%   (3.01)%  2/12/01
Russell Midcap Growth Index  12.10%    0.26%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 as adjusted to reflect current expenses and expense limitations and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
------------------------------------------- ------- -------
Management Fee                               0.75%   0.75%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.07%   0.07%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.82%   1.07%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. Prior to May 1, 2005, the expense limitations for Class A and Class B shares were 0.95% and 1.20%, respectively. In addition, the Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing February 17, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2005 was 0.74%.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.81% for Class A shares and 1.06% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     84 $    110
--------------------------
3 Years  $    263 $    342
--------------------------
5 Years  $    457 $    593
--------------------------
10 Years $  1,017 $  1,311
--------------------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations no greater than nor less than the range of market capitalizations of companies in the Russell 2000 Index or the S&P 600 Index at the time of the investment. The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

The Portfolio is non-diversified, which means that the Portfolio may have fewer investments than diversified mutual funds of comparable size. However, the Portfolio currently intends to operate as a diversified fund.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 65, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

In addition, because the Portfolio may invest in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for the full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31

  03      04      05
------  ------  ------
41.41%  26.50%  15.48%

High Quarter:   2nd - 2003    +18.25%
Low Quarter:    1st - 2003     -3.38%






 PORTFOLIO MANAGEMENT:

..  Third Avenue Management LLC see page 92

..  For financial highlights see page 129

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/05
--------------------------------------------------------------
                                             Since   Inception
                                    1 Year Inception   Date
----------------------------------- ------ --------- ---------
Class A                             15.82%   16.10%   5/1/02
Class B                             15.48%   15.86%   5/1/02
Russell 2000 Value Index             4.71%   10.86%*
* Index performance is from 5/1/02.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
------------------------------------------ ------- -------
Management Fee                              0.75%   0.75%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.06%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.81%   1.05%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.95% and 1.20%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     83 $    108
--------------------------
3 Years  $    260 $    336
--------------------------
5 Years  $    451 $    582
--------------------------
10 Years $  1,005 $  1,288
--------------------------

                         VAN KAMPEN COMSTOCK PORTFOLIO

INVESTMENT OBJECTIVE:

Capital growth and income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks at the time of investment. The Portfolio may also invest in preferred stocks, indexed securities and securities convertible into common and preferred stocks.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies that are believed by the Adviser to possess the potential for capital growth and income. The Portfolio's Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The Portfolio may invest in issuers of any size, although the Adviser focuses on companies with a market capitalization in excess of $2 billion.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers. In addition, the Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 65, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The Portfolio commenced operations on May 1, 2005.

As a result, it does not have a significant operating history.

For information on Morgan Stanley Investment Management, Inc.'s prior performance with a comparable fund, see page 93.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).

                                           Class A Class B
------------------------------------------ ------- -------
Management Fee                              0.63%   0.63%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.05%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.68%   0.93%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05% respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.




 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management, Inc. d/b/a Van Kampen see page 93.

..  For performance information for the period ended December 31, 2005 see
   "Financial Highlights" on page 131.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     70 $     95
--------------------------
3 Years  $    218 $    298
--------------------------
5 Years  $    380 $    517
--------------------------
10 Years $    849 $  1,147
--------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation.

Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                                               LORD
                                                                           LEGG      LORD     ABBETT
                                                                JANUS      MASON    ABBETT    GROWTH    LORD ABBETT
                                                              AGGRESSIVE   VALUE     BOND       AND       GROWTH
                                                                GROWTH    EQUITY   DEBENTURE  INCOME   OPPORTUNITIES
                                                              PORTFOLIO  PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO
BRADY BONDS
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                    X
--------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                            X          X         X         X           X
--------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                               X          X         X         X           X
--------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
--------------------------------------------------------------------------------------------------------------------
OPTIONS                                                           X
--------------------------------------------------------------------------------------------------------------------
FUTURES
--------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
--------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                     X
--------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                           X                    X
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                         X                    X         X           X
--------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES                                                        X                    X
--------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT
ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S.,
THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK;
VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE
NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                     X                    X
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                              X          X         X
--------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                X
--------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                X
--------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                X
--------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                  X          X         X
--------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE
FOREIGN INVESTMENT COMPANIES                                      X                                          X
--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES,
MORTGAGE-BACKED BONDS                                                                  X
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
--------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS           X                    X
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                  X          X         X         X           X
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                     X          X
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                                  X         X           X
--------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                          X         X           X
--------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                               X                    X         X           X
--------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                  X                    X         X           X
--------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
--------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                        X                    X
--------------------------------------------------------------------------------------------------------------------

                                                           LORD
                                                          ABBETT     MET/AIM     MET/AIM   MET/PUTNAM      MFS(R)
                                                          MID-CAP    CAPITAL    SMALL CAP    CAPITAL      RESEARCH
                                                           VALUE   APPRECIATION  GROWTH   OPPORTUNITIES INTERNATIONAL
                                                         PORTFOLIO  PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO
BRADY BONDS                                                             X
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                       X          X           X           X             X
---------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                          X          X           X           X             X
---------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
---------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                 X           X           X             X
---------------------------------------------------------------------------------------------------------------------
FUTURES                                                                 X           X           X             X
---------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
---------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                X
---------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                           X                       X             X
---------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                 X                                     X
---------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                    X          X           X           X             X
---------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES                                                     X                                     X
---------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING
BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES
OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING
COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN
BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER
DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S.
AND FOREIGN CORPORATIONS                                                X           X           X             X
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                            X
---------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                      X
---------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                      X                                     X
---------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                                            X
---------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                              X
---------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                        X                                     X
---------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING
PASSIVE FOREIGN INVESTMENT COMPANIES                                    X                       X             X
---------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES,
MORTGAGE-BACKED BONDS                                                   X                                     X
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
---------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                    X                       X
---------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                 X                       X
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                             X          X           X           X             X
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                           X           X                         X
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                        X          X                       X
---------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                X          X                       X
---------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                          X          X                                     X
---------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                             X          X           X                         X
---------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                           X                                     X
---------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                        X
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                              X           X                         X
---------------------------------------------------------------------------------------------------------------------

                                                      NEUBERGER                         T. ROWE    THIRD
                                                       BERMAN   OPPENHEIMER    PIMCO     PRICE    AVENUE      VAN
                                                        REAL      CAPITAL      TOTAL    MID-CAP  SMALL CAP  KAMPEN
                                                       ESTATE   APPRECIATION  RETURN    GROWTH     VALUE   COMSTOCK
                                                      PORTFOLIO  PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS                                                                      X
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                  X           X                   X
--------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                               X           X         X         X         X
--------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                  X                     X         X         X
--------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
--------------------------------------------------------------------------------------------------------------------
OPTIONS                                                                          X         X                   X
--------------------------------------------------------------------------------------------------------------------
FUTURES                                                                          X         X                   X
--------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                          X
--------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                         X
--------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                    X         X         X
--------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                          X         X         X
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                            X                     X         X         X
--------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES                                       X                      X         X
--------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING
BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND
CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND
FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE
AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE
NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS             X          X           X         X                   X
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                      X                      X
--------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                               X         X
--------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                        X          X           X         X         X
--------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                               X                             X
--------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                       X
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                          X                      X         X                   X
--------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING
PASSIVE FOREIGN INVESTMENT COMPANIES                                                       X         X         X
--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                                              X                   X
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                             X
--------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                             X
--------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON
BONDS                                                                            X
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                          X          X           X         X         X         X
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                             X          X                     X         X
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                X           X         X         X         X
--------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                    X                   X
--------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                       X                                X
--------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                     X           X         X         X
--------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                    X
--------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                 X         X
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                X          X           X         X         X         X
--------------------------------------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the 1940 Act, and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS.   Reverse repurchase agreements involve the sale
of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae.

Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of Janus Aggressive Growth Portfolio, Lord Abbett Growth Opportunities Portfolio, Met/Putnam Capital Opportunities Portfolio and PIMCO Total Return Portfolio, generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. Janus Aggressive Growth Portfolio, Lord Abbett Growth Opportunities Portfolio, Met/Putnam Capital Opportunities Portfolio and PIMCO Total Return Portfolio, generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of each Portfolio. The advisory fees for each Portfolio are:

PORTFOLIO                                  ADVISORY FEE
Janus Aggressive Growth Portfolio          0.75% of first $25 million of such assets plus
                                           0.70% of such assets over $25 million up to $250 million
                                           plus 0.65% of such assets over $250 million up to $1 billion plus 0.55% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio          Before such assets reach $350 million 0.70% of such
                                           assets. After such assets reach $350 million - whether or
                                           not such assets remain above or below $350 million -
                                           0.65% of the first $200 million of such assets plus 0.63% of such assets over $200 million.
-------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio       0.60% of first $250 million of such assets plus
                                           0.55% of such assets over $250 million up to $500 million
                                           plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio    0.60% of first $600 million of such assets plus
                                           0.55% of such assets over $600 million up to $1.1 billion
                                           plus 0.50% of such assets over $1.1 billion up to $1.5
                                           billion plus 0.45% of such assets over $1.5 billion
-------------------------------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio 0.70% of first $200 million of such assets plus 0.65% of such assets over $200 million up to $500 million plus
                                           0.625% of such assets over $500 million
-------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio        0.70% of first $200 million of such assets plus 0.65% of
                                           such assets over $200 million up to $500 million plus
                                           0.625% of such assets over $500 million
-------------------------------------------------------------------------------------------------------
Met/AIM Capital Appreciation Portfolio     0.80% of first $100 million of such assets plus 0.75% of
                                           such assets over $100 million up to $200 million plus
                                           0.70% of such assets over $200 million up to $1 billion plus
                                           0.65% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------

PORTFOLIO                                  ADVISORY FEE
Met/AIM Small Cap Growth Portfolio         0.90% of first $500 million of such assets plus
                                           0.85% of such assets over $500 million
-------------------------------------------------------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio 0.85% of first $200 million of such assets, plus 0.80% of such assets over $200 million
-------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio    0.80% of first $200 million of such assets plus
                                           0.75% of such assets over $200 million up to $500 million
                                           plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate Portfolio     0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $750 million
                                           plus 0.55% of such assets over $750 million
-------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio 0.65% of first $150 million of such assets plus
                                           0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                           million plus 0.55% of such assets over $500 million.
-------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio               0.50% of such assets
-------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio     0.75% of such assets
-------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio     0.75% of first $1 billion of such assets plus
                                           0.70% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio              0.65% of first $500 million of such assets plus
                                           0.60% of such assets over $500 million up to $1 billion
                                           plus 0.525% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in the Trust's annual report or, in the case of Met/AIM Capital Appreciation Portfolio, will be available in the Trust's semi-annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios:

                                                 TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                 (% OF DAILY NET ASSETS)
      Janus Aggressive Growth Portfolio                    0.90%
      Legg Mason Value Equity Portfolio                    0.80%
      Lord Abbett Growth Opportunities Portfolio           0.90%
      Met/A I M Capital Appreciation Portfolio             1.25%
      Met/A I M Small Cap Growth Portfolio                 1.05%
      MFS(R) Research International Portfolio              1.00%
      Neuberger Berman Real Estate Portfolio               0.90%
      Oppenheimer Capital Appreciation Portfolio           0.75%
      T. Rowe Price Mid-Cap Growth Portfolio               0.90%
      Third Avenue Small Cap Value Portfolio               0.95%
      Van Kampen Comstock Portfolio                        0.80%

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

A I M CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Capital Appreciation and Met/AIM Small Cap Growth Portfolios of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolios, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $128 billion as of December 31, 2005.

The Adviser uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of each Portfolio are:

  MET/AIM CAPITAL APPRECIATION PORTFOLIO:

  . LANNY H. SACHNOWITZ (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2005 and has been associated with AIM and/or its affiliates since 1987.

  . KIRK L. ANDERSON, Portfolio Manager, has been responsible for the Portfolio since 2005 and has been associated with AIM or its affiliates since 1994.

  . JAMES G. BIRDSALL, Portfolio Manager, has been responsible for the Portfolio since 2005 and has been associated with AIM or its affiliates since 1995.

  . ROBERT J. LLOYD, Portfolio Manager, has been responsible for the Portfolio since 2003 and has been associated with AIM and/or its affiliates since 2000.

They are assisted by the Adviser's Multi-cap Growth Team which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the Portfolio, but do not have day-to-day management responsibilities with respect to the Portfolio. Members of the Team may change from time to time.

  MET/AIM SMALL CAP GROWTH PORTFOLIO:

  . JULIET S. ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN R. HARTSFIELD, Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the Team may change from time to time.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Aggressive Growth Portfolio of the Trust. Janus began serving as an investment adviser in 1969 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus is a subsidiary of Janus Capital Group Inc. As of December 31, 2005, Janus Capital Group, Inc. managed approximately $148 billion in assets.

  . Claire Young, CFA, Vice President of the Adviser. Ms. Young has been the portfolio manager of the Janus Olympus Fund since August, 1997. Ms. Young joined Janus in January, 1992.

LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2005, LMCM and its sister companies had aggregate assets under management of approximately $60.2 billion.

  . Mary Chris Gay, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more af-
    filiates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Portfolio and the Legg Mason Value Trust, Inc. ("Legg Mason Value Trust"), which is also advised by LMCM, have substantially similar investment objectives, policies and strategies. LMCM began managing the Legg Mason Value Trust on April 1, 2005. Prior to that date, the Legg Mason Value Trust was managed by Legg Mason Funds Management, Inc. ("LMFM"), an affiliate of LMCM. LMFM and LMCM have substantially the same portfolio management personnel. The Legg Mason Value Trust is managed in the same manner both before and after April 1, 2005. Since the Portfolio commenced operations in November, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of LMCM, performance information regarding the Legg Mason Value Trust is presented. Management fees paid by the Legg Mason Value Trust are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Legg Mason Value Trust, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Legg Mason Value Equity Trust, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Legg Mason Value Trust and the Portfolio will vary.

The table below compares the Legg Mason Value Trust's average annual compounded total returns for the 1-, 5- and 10-year periods through December 31, 2005, with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). The S&P 500 Index is a market capitalization-weighted index, composed of 500 widely held common stocks that are generally considered representative of the U.S. stock markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Legg Mason Value Trust--Primary Class shares  5.32%  4.48%  15.19%
S&P 500 Index                                 4.91%  0.54%   9.07%

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities and Lord Abbett Mid-Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 31, 2005.

LORD ABBETT BOND DEBENTURE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Eli M. Salzmann and Sholom Dinsky head the team and have the joint and primary responsibility for the day-to-day management of the Portfolio. The other senior member of the team is Kenneth G. Fuller. Messrs. Salzmann and Dinsky are Partners of Lord Abbett. Messrs. Salzmann and Dinsky have been with Lord Abbett since 1997 and 2000, respectively. Mr. Fuller, Investment Manager--Large Cap Value, joined Lord Abbett in 2002 from Pioneer Investment Management, Inc., where he served as Portfolio Manager and Senior Vice President from 1999 to 2002. Prior thereto, he served as a Principal of Manley, Fuller Asset Management.

LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. The investment management team is headed by Kevin P. Ferguson who is primarily responsible for the day-to-day management of the Portfolio. Mr. Ferguson, Partner and Mid Cap Growth Investment Manager, joined Lord Abbett in 1999.

LORD ABBETT MID-CAP VALUE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Edward K. von der Linde heads the team and the other senior members of the team are Eileen Banko, Howard E. Hansen, and David G. Builder. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Portfolio. Mr. von der Linde is a Partner and joined Lord Abbett in 1988. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995, Ms. Banko, Equity Analyst, joined Lord Abbett in 1990, and Mr. Builder, Equity Analyst, joined Lord Abbett in 1998.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services, which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005.

  . The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

  . Mr. Melendez, Vice President of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . Mr. Garcia, Vice President of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

NEUBERGER BERMAN MANAGEMENT, INC. ("Neuberger Berman"), 605 Third Avenue, 2/nd/ Floor, New York, New York 10158, is the Adviser to the Neuberger Berman Real Estate Portfolio of the Trust. Neuberger Berman is a wholly-owned subsidiary of Lehman Brothers Holdings, Inc., a publicly owned company. The firm and its affiliates manage $107.4 billion in total assets as of December 31, 2005 and continue an asset management history that began in 1939.

  . Steven R. Brown, a Vice President of Neuberger Berman and a Managing Director of Neuberger Berman, LLC. He joined Neuberger Berman in 2002 and from 1997 to 2002, he was a portfolio co-manager of a comparable fund at an investment firm specializing in securities of REITs.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Neuberger Berman Real Estate Portfolio and the Neuberger Berman Real Estate Fund, which is also advised by Neuberger Berman, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in April 2004, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Neuberger Berman, performance information regarding the Neuberger Berman Real Estate Fund is presented. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Neuberger Berman Real Estate Fund and the Portfolio will vary.

The table below compares the Neuberger Berman Real Estate Fund's average annual compounded total returns for the 1-year period and since inception of the Trust Class shares on 5/01/02 through 12/31/04 with the NAREIT Equity REIT Index, an unmanaged index which tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

     Average Annual Total Return as of 12/31/04
---------------------------------------------------
                                             Since
                                    1 Year Inception
----------------------------------- ------ ---------
Neuberger Berman Real Estate Fund--
 Trust Class shares                 13.08%   22.11%
NAREIT Equity REIT Index            12.13%   19.52%

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $200 billion in assets as of December 31, 2005, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  William L. Wilby and Marc L. Baylin, CFA act as co-managers of the
     Portfolio.

  . Mr. Wilby has been a Senior Vice President of Oppenheimer since July 1994 and Senior Investment Officer, Director of Equities of the Adviser since July 2004. Mr. Wilby was Senior Investment Officer, Director of International Equities of the Adviser from May 2000 through July 2004 and Senior Vice President of HarbourView Asset Management Corporation, a subsidiary of Oppenheimer, from May 1999 through November 2001.

  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2005, PIMCO had approximately $594.1 billion in assets under management.

  . Pasi Hamalainen, Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The

    Wharton School. He has twelve years of investment experience and holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's in finance from The Wharton School at the University of Pennsylvania.

  . William H. Gross, CFA, Managing Director and chief investment officer, was a founding partner of PIMCO in 1971.

PUTNAM INVESTMENT MANAGEMENT, LLC ("Putnam"), One Post Office Square, Boston, Massachusetts 02109, is the Adviser to the Met/Putnam Capital Opportunities Portfolio of the Trust. Putnam has been managing mutual funds since 1937 and is an indirect subsidiary of Marsh & McLennan Companies. As of December 31, 2005, Putnam had over $189 billion in assets under investment management.

  . Putnam's U.S. Small- and Mid-Cap Core Team has primary responsibility for the day-to-day management of the Portfolio. The following team members coordinate the team's management of the Portfolio: Joseph P. Joseph, Portfolio Leader, has been with Putnam since 1994; Tinh Bui, Portfolio Member, has been with Putnam since 2001 - prior to 2001, with PPM America; Gerald I. Moore, Portfolio Member, has been with Putnam since 1997.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Putnam Capital Opportunities Portfolio and the Putnam Capital Opportunities Fund, which is also advised by Putnam, have substantially similar investment objectives, policies, and strategies. Putnam began managing the Portfolio on May 1, 2003. In order to provide you with information regarding the investment capabilities of Putnam, performance information regarding the Putnam Capital Opportunities Fund is presented. Management fees paid by the Putnam Capital Opportunities Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Putnam Capital Opportunities Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the Putnam Capital Opportunities Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Putnam Research Fund and the Portfolio will vary.

The table below compares the Putnam Capital Opportunities Fund's average annual compounded total returns for the 1- and 5- year period and since inception on 6/1/98 through 12/31/05 with the Russell 2000 Index. Russell 2000 Index is a widely recognized unmanaged index that measures small company stock performance. Russell 2500 Index is a widely recognized unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

     Average Annual Total Return as of 12/31/05
---------------------------------------------------
                                             Since
                             1 Year 5 Year Inception
---------------------------- ------ ------ ---------
Putnam Capital Opportunities
 Fund--Class A shares
 (with sales charge)         10.47%  5.10%   8.82%
Russell 2000 Index            4.55%  8.22%   6.61%
Russell 2500 Index            8.11%  9.14%   8.88%

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid-Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2005, T. Rowe Price and its affiliates managed over $269.5 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. Brian W. H. Berghuis acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and has been managing investments since 1988.

THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, NY 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2005 had over $20.2 billion in assets under management.

  . Curtis Jensen, Co-Portfolio Manager and Co-Chief Investment Officer of the Adviser. Mr. Jensen has been employed by the Adviser and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . Ian Lapey, Co-Portfolio Manager. Mr. Lapey has been employed by the Adviser and its predecessor since 2001 as a portfolio manager and senior research analyst. Prior to joining the Adviser, Mr. Lapey was an equity research analyst with Credit Suisse First Boston from 1997 to 2001.

MORGAN STANLEY INVESTMENT MANAGEMENT INC., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"), 1221 Avenue of the Americas, New York, New York 10020, is the Adviser to the Van Kampen Comstock Portfolio of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2005, Van Kampen, together with its affiliated asset management companies managed approximately $434 billion in assets.

  . The Portfolio is managed by Van Kampen's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991. Mr. Leder and Mr. Holt are Executive Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Since the Portfolio commenced operations in April 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Van Kampen, performance information regarding the Van Kampen Comstock Composite is presented. This chart does not show you the performance of the Van Kampen Comstock Portfolio--it shows the performance of similar accounts also managed by Van Kampen. This chart shows the historical performance of the Van Kampen Comstock Composite. The accounts in the Composite have investment objectives, policies and strategies that are substantially similar to those of the Van Kampen Comstock Portfolio. As of December 31, 2005 the Composite consisted of 31 mutual funds.

The performance shows the historical track record of the Adviser and is not intended to imply how the Van Kampen Comstock Portfolio will perform. Total returns represent past performance of the Composite and not the Van Kampen Comstock Portfolio.

               Annual total returns/Average annual total returns
                   for the periods ending December 31, 2005

              Van Kampen                    Russell
               Comstock        S&P 500    1000 Value
Year/Period Composite (%)/1/ Index (%)/2/ Index (%)/2/
----------- ---------------  -----------  -----------
  2005            4.20           4.91         7.05
  2004           17.36          10.88        16.49
  2003           30.67          28.68        30.03
  2002          -19.80         -22.09       -15.52
  2001           -1.98         -11.88        -5.59
  2000           31.73          -9.12         7.02
  1999            2.26          21.04         7.35
  1998           20.05          28.57        15.63
  1997           29.84          33.36        35.18
  1996/3/         7.56           5.42        21.64

       /1 /This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The Van Kampen Comstock Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable.
       /2 /The Standard & Poor's 500 Composite Stock Price Index, an index of the stocks of approximately 500 large- and medium-sized companies traded in U.S. stock markets. Results include reinvested dividends. The Russell 1000 Value Index consists of those Russell 1000 companies with lower price to book ratios.
       /3 /The inception date of the composite was 11/1/96. Total returns and expenses are not annualized for the first year of operations.

DISTRIBUTION PLAN

Each Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% of the average daily net assets of each Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com); (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year, except for Met/A I M Capital Appreciation Portfolio which has a fiscal year end of October
31. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares and Class B shares of each Portfolio (except for Met/A I M Capital Appreciation Portfolio which only offers Class A shares) only to the separate accounts of MetLife to fund Contracts. Class E shares of the Portfolios are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current mar-ket price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A shares and Class B shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). With the exception of Met/AIM Capital Appreciation Portfolio, this information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request. The information for the year ended October 31, 2005 for Met/AIM Capital Appreciation Portfolio has been audited by Deloitte & Touche LLP. For the years 2001 through 2004, other independent accountants have audited this information with respect to Met/AIM Capital Appreciation Portfolio. Deloitte & Touche LLP's reports, along with the Met/AIM Capital Appreciation Portfolio's financial statements are included in the Annual Report of The Travelers Series Trust (a fund of which is the predecessor of Met/AIM Capital Appreciation Portfolio), which is also available upon request.

                                            JANUS AGGRESSIVE GROWTH PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                         JANUARY 2, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $7.65      $7.03       $5.37             $7.44
                                                      ------     ------      -------        ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                              --       0.01      (0.01)              0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)              1.06       0.61        1.67            (2.08)
                                                      ------     ------      -------        ---------
TOTAL FROM INVESTMENT OPERATIONS                        1.06       0.62        1.66            (2.07)
                                                      ------     ------      -------        ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --         --          --         (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.01)         --          --                --
                                                      ------     ------      -------        ---------
TOTAL DISTRIBUTIONS                                   (0.01)         --          --         (0.00)+++
                                                      ------     ------      -------        ---------
NET ASSET VALUE, END OF PERIOD                         $8.70      $7.65       $7.03             $5.37
                                                      ------     ------      -------        ---------
TOTAL RETURN                                          13.84%      8.82%      30.91%         (27.78)%+
                                                      ------     ------      -------        ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $500.4     $250.8       $19.9              $2.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.72%      0.90%       0.89%           0.85%++
NET INVESTMENT INCOME (LOSS)                             --%      0.15%     (0.09)%           0.11%++
PORTFOLIO TURNOVER RATE                               121.0%     104.7%       91.5%            92.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
RATES:                                                0.72%*     0.85%*      0.90%*           1.43%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                 N/A        N/A       0.89%           0.77%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  JANUS AGGRESSIVE GROWTH PORTFOLIO

                                                                               FOR THE PERIOD FROM
                                                                                FEBRUARY 12, 2001
                                                                                 (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                           --------------------------------    DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A)   2002(A)   --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $7.58   $6.99   $5.34    $7.40            $10.00
                                           ------- ------- ------- --------          --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                (0.02)  (0.01)  (0.02)   (0.01)                --+++
NET REALIZED AND UNREALIZED GAINS (LOSSES)    1.05    0.60    1.67   (2.05)            (2.60)
                                           ------- ------- ------- --------          --------
TOTAL FROM INVESTMENT OPERATIONS              1.03    0.59    1.65   (2.06)            (2.60)
                                           ------- ------- ------- --------          --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --      --   (0.00)+++             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.01)      --      --       --                --
GAINS                                      ------- ------- ------- --------          --------
TOTAL DISTRIBUTIONS                         (0.01)      --      --   (0.00)+++             --
                                           ------- ------- ------- --------          --------
NET ASSET VALUE, END OF PERIOD               $8.60   $7.58   $6.99    $5.34             $7.40
                                           ------- ------- ------- --------          --------
TOTAL RETURN                                13.58%   8.44%  30.90% (27.83)%          (26.00)%+
                                           ------- ------- ------- --------          --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $277.8  $339.5  $252.6    $46.8             $15.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     0.97%   1.15%   1.14%    1.10%             1.10%++
NET INVESTMENT LOSS                        (0.25)% (0.11)% (0.37)%  (0.18)%           (0.11)%++
PORTFOLIO TURNOVER RATE                     121.0%  104.7%   91.5%    92.7%             98.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                 0.97%*  1.08%*  1.18%*    1.69%             4.03%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                          N/A     N/A   1.13%    1.00%               N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                            LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                    NOVEMBER 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS A                                                                           DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.00
                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                        --
NET REALIZED AND UNREALIZED GAINS                                                          0.65
                                                                                        -------
TOTAL FROM INVESTMENT OPERATIONS                                                           0.65
                                                                                        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                         --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                --
                                                                                        -------
TOTAL DISTRIBUTIONS                                                                          --
                                                                                        -------
NET ASSET VALUE, END OF PERIOD                                                           $10.65
                                                                                        -------
TOTAL RETURN                                                                              6.50%
                                                                                        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                    $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                0.80%++
NET INVESTMENT INCOME                                                                   0.08%++
PORTFOLIO TURNOVER RATE                                                                   9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                             8.27%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                    NOVEMBER 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                      $10.00
                                                                                       ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                                       (0.01)
NET REALIZED AND UNREALIZED GAINS                                                           0.66
                                                                                       ---------
TOTAL FROM INVESTMENT OPERATIONS                                                            0.65
                                                                                       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                          --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                 --
                                                                                       ---------
TOTAL DISTRIBUTIONS                                                                           --
                                                                                       ---------
NET ASSET VALUE, END OF PERIOD                                                            $10.65
                                                                                       ---------
TOTAL RETURN                                                                               6.50%
                                                                                       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                     $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                 1.05%++
NET INVESTMENT LOSS                                                                    (0.36)%++
PORTFOLIO TURNOVER RATE                                                                    9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                              4.54%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT BOND DEBENTURE PORTFOLIO*

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2005(A) 2004(A) 2003(A) 2002(A) 2001(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.63  $12.04  $10.24   $11.22 $11.75
                                                      ------  ------  ------  ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.75    0.70    0.73     0.77   0.90
NET REALIZED AND UNREALIZED GAINS (LOSSES)            (0.52)    0.31    1.27   (0.79) (0.48)
                                                      ------  ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS                        0.23    1.01    2.00   (0.02)   0.42
                                                      ------  ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.58)  (0.42)  (0.20)   (0.96) (0.95)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             --      --      --       --     --
                                                      ------  ------  ------  ------- ------
TOTAL DISTRIBUTIONS                                   (0.58)  (0.42)  (0.20)   (0.96) (0.95)
                                                      ------  ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD                        $12.28  $12.63  $12.04   $10.24 $11.22
                                                      ------  ------  ------  ------- ------
TOTAL RETURN                                           1.81%   8.43%  19.52%  (0.39)%  3.76%
                                                      ------  ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $856.4  $520.3  $234.6   $202.1 $154.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.56%   0.63%   0.70%    0.70%  0.72%
NET INVESTMENT INCOME                                  5.92%   5.65%   6.52%    7.43%  7.76%
PORTFOLIO TURNOVER RATE                                42.1%   39.8%   36.9%    45.8%  66.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER:                         N/A     N/A   0.67%+   0.77%  0.75%

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Bond Debenture Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Bond Debenture Portfolio.
+ Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                                             FOR THE PERIOD FROM
                                                                                MARCH 22, 2001
                                                                               (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                           --------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A)  2003(A)  2002(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $12.54  $11.97  $10.21     $11.20        $12.03
                                           ------  ------  ------    -------        ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.71    0.69    0.69       0.72          0.64
NET REALIZED AND UNREALIZED GAINS (LOSSES) (0.52)    0.29    1.46     (0.76)        (0.52)
                                           ------  ------  ------    -------        ------
TOTAL FROM INVESTMENT OPERATIONS             0.19    0.98    2.15     (0.04)          0.12
                                           ------  ------  ------    -------        ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.54)  (0.41)  (0.20)     (0.95)        (0.95)
DISTRIBUTIONS FROM NET REALIZED CAPITAL        --      --  (0.19)         --            --
GAINS                                      ------  ------  ------    -------        ------
TOTAL DISTRIBUTIONS                        (0.54)  (0.41)  (0.39)     (0.95)        (0.95)
                                           ------  ------  ------    -------        ------
NET ASSET VALUE, END OF PERIOD             $12.19  $12.54  $11.97     $10.21        $11.20
                                           ------  ------  ------    -------        ------
TOTAL RETURN                                1.49%   8.17%  19.15%    (0.57)%         1.17%+
                                           ------  ------  ------    -------        ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $704.5  $776.0  $758.2     $197.4         $31.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.81%   0.88%   0.96%      0.95%         0.95%++
NET INVESTMENT INCOME                       5.65%   5.61%   6.11%      7.12%         7.38%++
PORTFOLIO TURNOVER RATE                     42.1%   39.8%   36.9%      45.8%         66.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                      N/A     N/A   0.91%+++   1.05%         0.98%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                     LORD ABBETT GROWTH AND INCOME PORTFOLIO*

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
CLASS A                                               2005(A)  2004(A)  2003(A)  2002(A)  2001(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $27.44   $24.41   $18.86   $25.05   $26.82
                                                      -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                     0.40     0.33     0.23     0.21     0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                0.61     2.82     5.56   (4.67)   (1.80)
                                                      -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                          1.01     3.15     5.79   (4.46)   (1.55)
                                                      -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                    (0.31)   (0.12)   (0.24)   (0.21)   (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS           (0.55)       --       --   (1.52)       --
                                                      -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                     (0.86)   (0.12)   (0.24)   (1.73)   (0.22)
                                                      -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                          $27.59   $27.44   $24.41   $18.86   $25.05
                                                      -------- -------- -------- -------- --------
TOTAL RETURN                                             3.68%   12.92%   31.06% (17.95)%  (5.77)%
                                                      -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $1,985.7 $1,867.5 $1,167.7   $890.2 $1,205.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                 0.53%    0.57%    0.62%    0.65%    0.64%
NET INVESTMENT INCOME                                    1.46%    1.30%    1.13%    0.94%    1.04%
PORTFOLIO TURNOVER RATE                                  45.9%    29.7%    37.0%    55.4%    69.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.55%**  0.56%**  0.62%**    0.67%    0.64%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                   N/A      N/A    0.61%    0.63%      N/A

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Lord Abbett Growth and Income Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Lord Abbett Growth and Income Portfolio.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                                               FOR THE PERIOD FROM
                                                                                  MARCH 22, 2001
                                                                                 (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                           ----------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A)  2004(A)  2003(A)  2002(A)  --------------------
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $27.27   $24.29   $18.78   $25.01        $23.59
                                           -------- -------- -------- --------       -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                          0.33     0.27     0.18     0.17          0.13
NET REALIZED AND UNREALIZED GAINS (LOSSES)     0.61     2.80     5.54   (4.67)          1.51
                                           -------- -------- -------- --------       -------
TOTAL FROM INVESTMENT OPERATIONS               0.94     3.07     5.72   (4.50)          1.64
                                           -------- -------- -------- --------       -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME         (0.23)   (0.09)   (0.21)   (0.21)        (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL      (0.55)       --       --   (1.52)            --
GAINS                                      -------- -------- -------- --------       -------
TOTAL DISTRIBUTIONS                          (0.78)   (0.09)   (0.21)   (1.73)        (0.22)
                                           -------- -------- -------- --------       -------
NET ASSET VALUE, END OF PERIOD               $27.43   $27.27   $24.29   $18.78        $25.01
                                           -------- -------- -------- --------       -------
TOTAL RETURN                                  3.39%   12.65%   30.73% (18.12)%        6.96%+
                                           -------- -------- -------- --------       -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $1,130.5 $1,282.3 $1,081.0   $337.3         $98.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                      0.78%    0.82%    0.86%    0.90%       0.89%++
NET INVESTMENT INCOME                         1.21%    1.08%    0.87%    0.78%       0.72%++
PORTFOLIO TURNOVER RATE                       45.9%    29.7%    37.0%    55.4%        69.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                  0.80%*   0.80%*   0.86%*    0.93%       0.89%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                           N/A      N/A    0.86%    0.88%           N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                   LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                                MAY 1, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $10.43   $9.24  $6.78     $8.95          $9.58
                                           ------- ------- ------  --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.04)  (0.04) (0.05)    (0.04)         (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    0.54    1.23   2.51    (2.13)         (0.60)
                                           ------- ------- ------  --------      ---------
TOTAL FROM INVESTMENT OPERATIONS              0.50    1.19   2.46    (2.17)         (0.63)
                                           ------- ------- ------  --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --     --        --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.74)      --     --        --             --
GAINS                                      ------- ------- ------  --------      ---------
TOTAL DISTRIBUTIONS                         (0.74)      --     --        --             --
                                           ------- ------- ------  --------      ---------
NET ASSET VALUE, END OF PERIOD              $10.19  $10.43  $9.24     $6.78          $8.95
                                           ------- ------- ------  --------      ---------
TOTAL RETURN                                 4.71%  12.76% 36.43%  (24.25)%       (6.58)%+
                                           ------- ------- ------  --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)      $21.5   $26.5  $27.6      $3.8           $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     0.90%   0.90%  0.90%     0.85%        0.85%++
NET INVESTMENT INCOME (LOSS)               (0.35)% (0.43)%  0.57%   (0.52)%      (0.54)%++
PORTFOLIO TURNOVER RATE                     103.9%   99.5% 119.0%     89.6%         89.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                  0.99%   0.95%  1.04%     1.69%        5.19%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                             FEBRUARY 12, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $10.30   $9.16   $6.75    $8.93         $10.00
                                           ------- ------- ------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.06)  (0.06)  (0.07)   (0.06)         (0.06)
NET REALIZED AND UNREALIZED LOSSES            0.54    1.20    2.48   (2.12)         (1.01)
                                           ------- ------- ------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS              0.48    1.14    2.41   (2.18)         (1.07)
                                           ------- ------- ------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --      --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.74)      --      --       --             --
GAINS                                      ------- ------- ------- --------      ---------
TOTAL DISTRIBUTIONS                         (0.74)      --      --       --             --
                                           ------- ------- ------- --------      ---------
NET ASSET VALUE, END OF PERIOD              $10.04  $10.30   $9.16    $6.75          $8.93
                                           ------- ------- ------- --------      ---------
TOTAL RETURN                                 4.58%  12.45%  35.70% (24.41)%      (10.70)%+
                                           ------- ------- ------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)      $40.9   $36.0   $27.6    $13.7           $8.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     1.15%   1.15%   1.14%    1.10%        1.10%++
NET INVESTMENT LOSS                        (0.58)% (0.66)% (0.83)%  (0.77)%      (0.78)%++
PORTFOLIO TURNOVER RATE                     103.9%   99.5%  119.0%    89.6%         89.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                  1.24%   1.20%   1.39%    1.98%        5.44%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                         LORD ABBETT MID-CAP VALUE PORTFOLIO*

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
CLASS A                                               2005(A) 2004(A) 2003(A) 2002(A) 2001(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $21.64  $17.80   $14.41  $16.64 $16.92
                                                      ------  ------  ------- ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.19    0.17     0.15    0.16   0.14
NET REALIZED AND UNREALIZED GAINS                       1.60    4.25     3.62  (1.71)   1.14
                                                      ------  ------  ------- ------- ------
TOTAL FROM INVESTMENT OPERATIONS                        1.79    4.42     3.77  (1.55)   1.28
                                                      ------  ------  ------- ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.13)  (0.10)   (0.11)  (0.07) (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.83)  (0.48)   (0.27)  (0.61) (1.48)
                                                      ------  ------  ------- ------- ------
TOTAL DISTRIBUTIONS                                   (0.96)  (0.58)   (0.38)  (0.68) (1.56)
                                                      ------  ------  ------- ------- ------
NET ASSET VALUE, END OF PERIOD                        $22.47  $21.64   $17.80  $14.41 $16.64
                                                      ------  ------  ------- ------- ------
TOTAL RETURN                                           8.28%  24.82%   26.15% (9.31)%  8.10%
                                                      ------  ------  ------- ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $113.3  $125.1    $90.8   $74.0  $75.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.76%   0.78%    0.83%   0.89%  0.92%
NET INVESTMENT INCOME                                  0.86%   0.86%    0.98%   1.04%  0.86%
PORTFOLIO TURNOVER RATE                                26.2%   19.7%    18.8%   29.0%  40.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.76%     N/A  0.82%**   0.90%  0.94%

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Mid-Cap Value Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Mid-Cap Value Portfolio.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  LORD ABBETT MID-CAP VALUE PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                               APRIL 3, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A)  2002(A) --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $21.48  $17.70    $14.35  $16.62        $16.41
                                           ------  ------  -------- -------       -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.14    0.12      0.11    0.13          0.08
NET REALIZED AND UNREALIZED GAINS            1.59    4.22      3.60  (1.72)          1.69
                                           ------  ------  -------- -------       -------
TOTAL FROM INVESTMENT OPERATIONS             1.73    4.34      3.71  (1.59)          1.77
                                           ------  ------  -------- -------       -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME         0.10  (0.08)    (0.09)  (0.07)        (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.83)  (0.48)    (0.27)  (0.61)        (1.48)
GAINS                                      ------  ------  -------- -------       -------
TOTAL DISTRIBUTIONS                        (0.93)  (0.56)    (0.36)  (0.68)        (1.56)
                                           ------  ------  -------- -------       -------
NET ASSET VALUE, END OF PERIOD             $22.28  $21.48    $17.70  $14.35        $16.62
                                           ------  ------  -------- -------       -------
TOTAL RETURN                                8.05%  24.50%    25.87% (9.58)%       11.33%+
                                           ------  ------  -------- -------       -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $229.0  $179.1    $100.0   $51.6         $16.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    1.01%   1.03%     1.08%   1.14%       1.15%++
NET INVESTMENT INCOME                       0.62%   0.60%     0.73%   0.83%       0.68%++
PORTFOLIO TURNOVER RATE                     26.2%   19.7%     18.8%   29.0%        40.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                 1.02%     N/A  1.06%+++   1.16%       1.17%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable.
(a) Net investment income per share calculated using average shares outstanding.

                                      MET/AIM CAPITAL APPRECIATION PORTFOLIO*

                                                    FOR THE YEARS ENDED OCTOBER 31,
                                              -------------------------------------------
CLASS A                                       2005(A)   2004     2003     2002     2001
-----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $9.98    $9.63     $8.04    $9.11   $21.73
                                              ------  -------   ------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                    0.04   (0.02)    (0.02)   (0.03)   (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)      1.10     0.37      1.61   (1.04)   (8.72)
                                              ------  -------   ------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                1.14     0.35      1.59   (1.07)   (8.74)
                                              ------  -------   ------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.01)       --        --       --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS     --       --        --       --   (3.88)
                                              ------  -------   ------- -------- --------
TOTAL DISTRIBUTIONS                           (0.01)       --        --       --   (3.88)
                                              ------  -------   ------- -------- --------
NET ASSET VALUE, END OF PERIOD                $11.11    $9.98     $9.63    $8.04    $9.11
                                              ------  -------   ------- -------- --------
TOTAL RETURN                                  11.47%    3.63%    19.78% (11.75)% (43.36)%
                                              ------  -------   ------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $238     $234      $178     $172     $224
RATIOS TO AVERAGE NET ASSETS

EXPENSES                                       0.85%    0.85%**   0.85%    0.85%    0.83%
NET INVESTMENT INCOME                          0.34%  (0.18)%   (0.25)%  (0.28)%  (0.20)%
PORTFOLIO TURNOVER RATE                          83%      71%       49%      81%      88%

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the AIM Capital
   Appreciation Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor AIM Capital Appreciation Portfolio and its predecessor fund.
** The Manager waived a portion of its management fee for the year ended
   October 31, 2004. The actual expense ratio did not change due to this waiver.
(a) Net investment income per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                         JANUARY 2, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.84     $12.03      $8.65            $11.85
                                                       -------    -------    -------        ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                    (0.07)     (0.09)     (0.08)            (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.18       0.90       3.46            (3.09)
                                                       -------    -------    -------        ---------
TOTAL FROM INVESTMENT OPERATIONS                         1.11       0.81       3.38            (3.20)
                                                       -------    -------    -------        ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                       --         --         --                --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)         --         --                --
                                                       -------    -------    -------        ---------
TOTAL DISTRIBUTIONS:                                   (0.29)         --         --                --
                                                       -------    -------    -------        ---------
NET ASSET VALUE, END OF PERIOD                         $13.66     $12.84     $12.03             $8.65
                                                       -------    -------    -------        ---------
TOTAL RETURN                                            8.59%      6.73%     39.08%         (27.00)%+
                                                       -------    -------    -------        ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $215.4      $92.5       $6.2              $6.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.99%      1.03%      1.04%           1.05%++
NET INVESTMENT LOSS                                   (0.53)%    (0.74)%    (0.78)%         (0.64)%++
PORTFOLIO TURNOVER RATE                                 74.8%      94.9%      29.8%            19.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.96%*     1.02%*      1.16%           2.10%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                  N/A        N/A        N/A           1.03%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not Applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                              OCTOBER 9, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $12.74  $11.97   $8.62   $11.89         $10.00
                                           ------- ------- ------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.10)  (0.12)  (0.11)   (0.08)         (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    1.16    0.89    3.46   (3.19)           1.91
                                           ------- ------- ------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS              1.06    0.77    3.35   (3.27)           1.89
                                           ------- ------- ------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --      --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.29)      --      --       --             --
GAINS                                      ------- ------- ------- --------      ---------
TOTAL DISTRIBUTIONS:                        (0.29)      --      --       --             --
                                           ------- ------- ------- --------      ---------
NET ASSET VALUE, END OF PERIOD              $13.51  $12.74  $11.97    $8.62         $11.89
                                           ------- ------- ------- --------      ---------
TOTAL RETURN                                 8.27%   6.43%  38.86% (27.50)%        18.90%+
                                           ------- ------- ------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $297.1  $309.7  $206.3    $47.1           $7.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     1.25%   1.29%   1.30%    1.30%        1.30%++
NET INVESTMENT LOSS                        (0.80)% (1.03)% (1.04)%  (0.87)%      (0.92)%++
PORTFOLIO TURNOVER RATE                      74.8%   94.9%   29.8%    19.5%          5.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                 1.20%*  1.23%*   1.36%    2.32%        5.22%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                          N/A     N/A     N/A    1.28%            N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO*

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                     ----------------------------------------
CLASS A                                              2005(A) 2004(A) 2003(A) 2002(A)  2001(A)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                 $14.13  $11.92   $9.26    $11.74  $14.82
                                                     ------  ------  ------  -------- -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                  0.04    0.04    0.01     0.00+    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)             1.38    2.17    2.65    (2.47)  (1.22)
                                                     ------  ------  ------  -------- -------
TOTAL FROM INVESTMENT OPERATIONS                       1.42    2.21    2.66    (2.47)  (1.20)
                                                     ------  ------  ------  -------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                 (0.04)      --      --    (0.01)  (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            --      --      --        --  (1.86)
                                                     ------  ------  ------  -------- -------
TOTAL DISTRIBUTIONS                                  (0.04)      --      --    (0.01)  (1.88)
                                                     ------  ------  ------  -------- -------
NET ASSET VALUE, END OF PERIOD                       $15.51  $14.13  $11.92     $9.26  $11.74
                                                     ------  ------  ------  -------- -------
TOTAL RETURN                                         10.08%  18.54%  28.73%  (21.05)% (8.42)%
                                                     ------  ------  ------  -------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $39.5   $46.9   $50.0     $47.2   $76.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                              1.22%   1.19%   1.25%     1.20%   1.09%
NET INVESTMENT INCOME                                 0.29%   0.34%   0.08%     0.01%   0.14%
PORTFOLIO TURNOVER RATE                               88.3%   84.5%  231.2%     77.6%   79.9%
(1)RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              1.22%     N/A     N/A       N/A     N/A

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Small Cap Stock Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Small Cap Stock Portfolio. Effective May 1, 2003, the Portfolio changed its name to Met/Putnam Capital Opportunities Portfolio and Putnam Investment Management, LLC became the Portfolio's Adviser.
+  Less than $.0005 per share
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                  MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO*

                                                                            FOR THE PERIOD FROM
                                                                               APRIL 3, 2001
                                                                              (COMMENCEMENT OF
                                                                               OPERATIONS) TO
CLASS B                                    2005(A) 2004(A) 2003(A) 2002(A)  DECEMBER 31, 2001(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $14.01  $11.84    $9.23   $11.72          $12.25
                                           ------  ------  ------- --------      ----------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                 0.01    0.01   (0.02)   (0.02)           0.00+
NET REALIZED AND UNREALIZED GAINS (LOSSES)   1.36    2.16     2.63   (2.46)            1.35
                                           ------  ------  ------- --------      ----------
TOTAL FROM INVESTMENT OPERATIONS             1.37    2.17     2.61   (2.48)            1.35
                                           ------  ------  ------- --------      ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.02)      --       --   (0.01)          (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL        --      --       --       --          (1.86)
GAINS                                      ------  ------  ------- --------      ----------
TOTAL DISTRIBUTIONS                        (0.02)      --       --   (0.01)          (1.88)
                                           ------  ------  ------- --------      ----------
NET ASSET VALUE, END OF PERIOD             $15.36  $14.01   $11.84    $9.23          $11.72
                                           ------  ------  ------- --------      ----------
TOTAL RETURN                                9.79%  18.33%   28.28% (21.19)%        10.61%++
                                           ------  ------  ------- --------      ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)      $5.3    $4.0     $2.9     $2.1            $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    1.47%   1.45%    1.50%    1.47%        1.40%+++
NET INVESTMENT INCOME (LOSS)                0.05%   0.12%  (0.20)%  (0.23)%      (0.10)%+++
PORTFOLIO TURNOVER RATE                     88.3%   84.5%   231.2%    77.6%         79.9%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                 1.47%     N/A      N/A      N/A             N/A

--------------------------------------------------------------------------------
* Effective May 1, 2003, the Portfolio changed its name to Met/Putnam Capital Opportunities Portfolio and Putnam Investment Management, LLC became the Portfolio's Adviser.
+  Less than $.0005 per share
++ Non-annualized
+++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                                MAY 1, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.72   $9.81   $7.49     $8.48          $9.55
                                           ------  ------  ------  --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                 0.14    0.08    0.06      0.06         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)   1.83    1.85    2.34    (1.04)         (1.04)
                                           ------  ------  ------  --------      ---------
TOTAL FROM INVESTMENT OPERATIONS             1.97    1.93    2.40    (0.98)         (1.05)
                                           ------  ------  ------  --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.07)      --  (0.08)    (0.01)         (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.62)  (0.02)      --        --             --
GAINS                                      ------  ------  ------  --------      ---------
TOTAL DISTRIBUTIONS                        (0.69)  (0.02)  (0.08)    (0.01)         (0.02)
                                           ------  ------  ------  --------      ---------
NET ASSET VALUE, END OF PERIOD             $13.00  $11.72   $9.81     $7.49          $8.48
                                           ------  ------  ------  --------      ---------
TOTAL RETURN                               16.77%  19.72%  32.20%  (11.52)%      (11.04)%+
                                           ------  ------  ------  --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $624.2  $304.0   $67.3      $9.4           $3.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.93%   1.06%   1.09%     1.00%        1.00%++
NET INVESTMENT INCOME (LOSS)                1.18%   0.75%   0.68%     0.73%      (0.01)%++
PORTFOLIO TURNOVER RATE                     84.5%   98.5%   99.0%    114.1%        133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                0.93%*  0.94%*   1.11%     1.86%        5.08%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                         N/A     N/A   1.09%     1.00%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                      MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                             FEBRUARY 12, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.68   $9.79   $7.47     $8.48         $10.00
                                           ------  ------  ------  --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.11    0.05    0.05      0.03           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)   1.81    1.86    2.33    (1.03)         (1.52)
                                           ------  ------  ------  --------      ---------
TOTAL FROM INVESTMENT OPERATIONS             1.92    1.91    2.38    (1.00)         (1.51)
                                           ------  ------  ------  --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.04)      --  (0.06)    (0.01)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.62)  (0.02)      --        --             --
GAINS                                      ------  ------  ------  --------      ---------
TOTAL DISTRIBUTIONS                        (0.66)  (0.02)  (0.06)    (0.01)         (0.01)
                                           ------  ------  ------  --------      ---------
NET ASSET VALUE, END OF PERIOD             $12.94  $11.68   $9.79     $7.47          $8.48
                                           ------  ------  ------  --------      ---------
TOTAL RETURN                               16.42%  19.56%  32.04%  (11.80)%      (15.14)%+
                                           ------  ------  ------  --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $443.5  $396.0  $186.0     $67.1          $14.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    1.19%   1.32%   1.33%     1.25%        1.25%++
NET INVESTMENT INCOME                       0.90%   0.47%   0.56%     0.34%        0.13%++
PORTFOLIO TURNOVER RATE                     84.5%   98.5%   99.0%    114.1%        133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                1.19%*  1.18%*   1.39%     2.07%        5.33%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                         N/A     N/A   1.33%     1.25%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $12.47                $10.00
                                                                    ------              --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.30                  0.55
NET REALIZED AND UNREALIZED GAINS                                     1.40                  2.42
                                                                    ------              --------
TOTAL FROM INVESTMENT OPERATIONS                                      1.70                  2.97
                                                                    ------              --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --                (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.02)                (0.28)
                                                                    ------              --------
TOTAL DISTRIBUTIONS                                                 (0.02)                (0.50)
                                                                    ------              --------
NET ASSET VALUE, END OF PERIOD                                      $14.15                $12.47
                                                                    ------              --------
TOTAL RETURN                                                        13.61%              29.73%++
                                                                    ------              --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $204.1                 $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.69%                0.84%+
NET INVESTMENT INCOME                                                2.27%                6.76%+
PORTFOLIO TURNOVER RATE                                              13.5%               52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.70%                0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                       NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $12.47               $10.00
                                                                    ------              -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.26                 0.26
NET REALIZED AND UNREALIZED GAINS                                     1.40                 2.69
                                                                    ------              -------
TOTAL FROM INVESTMENT OPERATIONS                                      1.66                 2.95
                                                                    ------              -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --               (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.02)               (0.28)
                                                                    ------              -------
TOTAL DISTRIBUTIONS                                                 (0.02)               (0.48)
                                                                    ------              -------
NET ASSET VALUE, END OF PERIOD                                      $14.11               $12.47
                                                                    ------              -------
TOTAL RETURN                                                        13.29%              29.55%+
                                                                    ------              -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $316.4               $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.94%              0.98%++
NET INVESTMENT INCOME                                                2.00%              3.45%++
PORTFOLIO TURNOVER RATE                                              13.5%               52.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.95%              0.98%++

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                         JANUARY 2, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.36      $8.33      $6.47              $8.57
                                                      ------     ------     ------          ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.03       0.07       0.01               0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.39       0.47       1.85             (2.11)
                                                      ------     ------     ------          ---------
TOTAL FROM INVESTMENT OPERATIONS                        0.42       0.54       1.86             (2.10)
                                                      ------     ------     ------          ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                  (0.01)     (0.06)         --          (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.08)     (0.45)         --                 --
                                                      ------     ------     ------          ---------
TOTAL DISTRIBUTIONS                                   (0.09)     (0.51)         --          (0.00)+++
                                                      ------     ------     ------          ---------
NET ASSET VALUE, END OF PERIOD                         $8.69      $8.36      $8.33              $6.47
                                                      ------     ------     ------          ---------
TOTAL RETURN                                           4.99%      6.70%     28.75%          (24.47)%+
                                                      ------     ------     ------          ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $664.2     $298.0       $0.2               $0.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.69%      0.68%      0.72%            0.75%++
NET INVESTMENT INCOME                                  0.42%      0.90%      0.07%            0.17%++
PORTFOLIO TURNOVER RATE                                72.4%      65.3%      36.6%             20.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              0.64%*     0.69%*     0.75%*            0.99%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                 N/A        N/A      0.72%                N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                   OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                             FOR THE PERIOD FROM
                                                                              FEBRUARY 12, 2001
                                                                               (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                           --------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A) 2003(A)  2002(A)  --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $8.31   $8.29    $6.45     $8.57         $10.00
                                           ------  ------  ------- ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.01    0.06       --   0.00+++        0.00+++
NET REALIZED AND UNREALIZED GAINS (LOSSES)   0.38    0.46     1.84    (2.12)         (1.43)
                                           ------  ------  ------- ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS             0.39    0.52     1.84    (2.12)         (1.43)
                                           ------  ------  ------- ---------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME           --  (0.05)       -- (0.00)+++      (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.08)  (0.45)       --        --             --
GAINS                                      ------  ------  ------- ---------      ---------
TOTAL DISTRIBUTIONS                        (0.08)  (0.50)       -- (0.00)+++      (0.00)+++
                                           ------  ------  ------- ---------      ---------
NET ASSET VALUE, END OF PERIOD              $8.62   $8.31    $8.29     $6.45          $8.57
                                           ------  ------  ------- ---------      ---------
TOTAL RETURN                                4.71%   6.40%   28.53%  (24.73)%      (14.27)%+
                                           ------  ------  ------- ---------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $501.8  $634.6   $551.0    $122.4          $26.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.94%   0.95%    0.99%     1.00%        1.00%++
NET INVESTMENT INCOME (LOSS)                0.18%   0.67%  (0.03)%   (0.02)%        0.04%++
PORTFOLIO TURNOVER RATE                     72.4%   65.3%    36.6%     20.6%         29.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                0.89%*  0.91%*   0.98%*     1.22%        3.21%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                         N/A     N/A    0.99%       N/A            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                                            FOR THE PERIOD FROM
                                                                                MAY 1, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------  DECEMBER 31, 2001(A)
CLASS A                                    2005(A)  2004(A) 2003(A) 2002(A) --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.40   $11.61  $11.34  $10.35         $10.03
                                           ------   ------  ------  ------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                        0.40     0.20    0.28    0.33           0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES) (0.12)     0.40    0.23    0.66           0.40
                                           ------   ------  ------  ------        -------
TOTAL FROM INVESTMENT OPERATIONS             0.28     0.60    0.51    0.99           0.67
                                           ------   ------  ------  ------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.01)   (0.81)  (0.13)      --         (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL    (0.07)       --  (0.11)      --         (0.15)
GAINS                                      ------   ------  ------  ------        -------
TOTAL DISTRIBUTIONS                        (0.08)   (0.81)  (0.24)      --         (0.35)
                                           ------   ------  ------  ------        -------
NET ASSET VALUE, END OF PERIOD             $11.60   $11.40  $11.61  $11.34         $10.35
                                           ------   ------  ------  ------        -------
TOTAL RETURN                                2.46%    5.25%   4.53%   9.57%         6.68%+
                                           ------   ------  ------  ------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $912.6   $578.0  $194.5  $155.0          $59.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.57%    0.57%   0.59%   0.65%        0.65%++
NET INVESTMENT INCOME                       3.42%    1.69%   2.43%   3.06%        3.76%++
PORTFOLIO TURNOVER RATE                    344.2%   416.0%  547.1%  474.4%        346.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                    0.57%      N/A  0.57%*  0.64%*        1.15%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                                 PIMCO TOTAL RETURN PORTFOLIO

                                                                             FOR THE PERIOD FROM
                                                                              FEBRUARY 12, 2001
                                                                               (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                           --------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A)  2004(A)  2003(A) 2002(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $11.32   $11.54 $11.29  $10.33         $10.00
                                           -------- -------- ------  ------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                          0.37     0.19   0.24    0.31           0.32
NET REALIZED AND UNREALIZED GAINS (LOSSES)   (0.12)     0.38   0.25    0.65           0.34
                                           -------- -------- ------  ------        -------
TOTAL FROM INVESTMENT OPERATIONS               0.25     0.57   0.49    0.96           0.66
                                           -------- -------- ------  ------        -------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
INCOME                                           --   (0.79) (0.13)      --         (0.18)
DISTRIBUTIONS FROM NET REALIZED CAPITAL      (0.07)       -- (0.11)      --         (0.15)
GAINS                                      -------- -------- ------  ------        -------
TOTAL DISTRIBUTIONS                          (0.07)   (0.79) (0.24)      --         (0.33)
                                           -------- -------- ------  ------        -------
NET ASSET VALUE, END OF PERIOD               $11.50   $11.32 $11.54  $11.29         $10.33
                                           -------- -------- ------  ------        -------
TOTAL RETURN                                  2.25%    4.98%  4.53%   9.29%         6.68%+
                                           -------- -------- ------  ------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $1,107.7 $1,028.5 $893.8  $427.7          $46.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                      0.82%    0.81%  0.83%   0.90%        0.90%++
NET INVESTMENT INCOME                         3.13%    1.66%  2.07%   2.85%        3.48%++
PORTFOLIO TURNOVER RATE                      344.2%   416.0% 547.1%  474.4%        346.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                      0.82%      N/A 0.82%*  0.90%*        1.40%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  T. ROWE PRICE MID-CAP GROWTH PORTFOLIO*

                                                                            FOR THE PERIOD FROM
                                                                                MAY 1, 2001
                                                                              (COMMENCEMENT OF
                                           FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                           -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                    2005(A) 2004(A) 2003(A) 2002(A)  --------------------
----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $7.55   $6.39   $4.66    $8.37          $9.76
                                           ------- ------- ------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.01)  (0.03)  (0.02)   (0.02)         (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    1.13    1.19    1.75   (3.66)         (1.37)
                                           ------- ------- ------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS              1.12    1.16    1.73   (3.68)         (1.39)
                                           ------- ------- ------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --      --      --       --             --
DISTRIBUTIONS FROM NET CAPITAL REALIZED     (0.18)      --      --   (0.03)             --
GAINS                                      ------- ------- ------- --------      ---------
TOTAL DISTRIBUTIONS                         (0.18)      --      --   (0.03)             --
                                           ------- ------- ------- --------      ---------
NET ASSET VALUE, END OF PERIOD               $8.49   $7.55   $6.39    $4.66          $8.37
                                           ------- ------- ------- --------      ---------
TOTAL RETURN                                14.87%  18.15%  37.12% (44.00)%      (14.24)%+
                                           ------- ------- ------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $258.6  $145.7   $34.8    $16.0          $13.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     0.80%   0.90%   0.91%    0.80%        0.80%++
NET INVESTMENT LOSS                        (0.08)% (0.41)% (0.37)%  (0.34)%      (0.35)%++
PORTFOLIO TURNOVER RATE                      23.0%   51.7%   56.5%   157.2%         86.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                  0.81% 0.83%**   0.92%    1.10%        2.35%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                          N/A     N/A   0.83%    0.73%            N/A

--------------------------------------------------------------------------------
* Effective January 1, 2003, the Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price Associates, Inc. became the Portfolio's Adviser.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                      T. ROWE PRICE MID-CAP GROWTH PORTFOLIO*

                                                                              FOR THE PERIOD FROM
                                                                               FEBRUARY 12, 2001
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                           ---------------------------------- DECEMBER 31, 2001(A)
CLASS B                                    2005(A) 2004(A)  2003(A)  2002(A)  --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $7.47    $6.34    $4.64    $8.34         $10.00
                                           ------- -------- -------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                         (0.03)   (0.05)   (0.04)   (0.03)         (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    1.12     1.18     1.74   (3.64)         (1.62)
                                           ------- -------- -------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS              1.09     1.13     1.70   (3.67)         (1.66)
                                           ------- -------- -------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME            --       --       --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL     (0.18)       --       --   (0.03)             --
GAINS                                      ------- -------- -------- --------      ---------
TOTAL DISTRIBUTIONS                         (0.18)       --       --   (0.03)             --
                                           ------- -------- -------- --------      ---------
NET ASSET VALUE, END OF PERIOD               $8.38    $7.47    $6.34    $4.64          $8.34
                                           ------- -------- -------- --------      ---------
TOTAL RETURN                                14.63%   17.82%   36.64% (44.04)%      (16.60)%+
                                           ------- -------- -------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $422.6   $345.0   $307.7    $62.6          $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                     1.05%    1.16%    1.18%    1.05%        1.05%++
NET INVESTMENT LOSS                        (0.34)%  (0.69)%  (0.64)%  (0.54)%      (0.53)%++
PORTFOLIO TURNOVER RATE                      23.0%    51.7%    56.5%   157.2%         86.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                  1.06% 1.07%+++ 1.16%+++    1.41%        2.60%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER BROKER REBATES:                          N/A      N/A    1.12%    0.96%            N/A

--------------------------------------------------------------------------------
* Effective January 1, 2003, the Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price Associates, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                           MAY 1, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.38     $11.62      $8.29             $10.00
                                                      ------     ------     ------          ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.14       0.16       0.05               0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)              2.13       2.96       3.39             (1.72)
                                                      ------     ------     ------          ---------
TOTAL FROM INVESTMENT OPERATIONS                        2.27       3.12       3.44             (1.68)
                                                      ------     ------     ------          ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --     (0.08)     (0.04)             (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.04)     (0.28)     (0.07)             (0.01)
                                                      ------     ------     ------          ---------
TOTAL DISTRIBUTIONS                                   (0.04)     (0.36)     (0.11)             (0.03)
                                                      ------     ------     ------          ---------
NET ASSET VALUE, END OF PERIOD                        $16.61     $14.38     $11.62              $8.29
                                                      ------     ------     ------          ---------
TOTAL RETURN                                          15.82%     26.81%     41.52%          (16.78)%+
                                                      ------     ------     ------          ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $476.8     $206.3       $6.2               $4.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.81%      0.87%      0.93%            0.95%++
NET INVESTMENT INCOME                                  0.94%      1.12%      0.54%            0.75%++
PORTFOLIO TURNOVER RATE                                19.6%      11.3%      14.6%             8.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.81%        N/A     0.92%*            2.07%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                       THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                                                       FOR THE PERIOD FROM
                                                                                           MAY 1, 2002
                                                                                         (COMMENCEMENT OF
                                                      FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                      -------------------------------- DECEMBER 31, 2002(A)
CLASS B                                               2005(A)    2004(A)    2003(A)    --------------------
---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.37     $11.61      $8.28             $10.00
                                                      ------     ------     ------          ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.10       0.06       0.05               0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)              2.12       3.02       3.38             (1.73)
                                                      ------     ------     ------          ---------
TOTAL FROM INVESTMENT OPERATIONS                        2.22       3.08       3.43             (1.69)
                                                      ------     ------     ------          ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --     (0.04)     (0.03)             (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.04)     (0.28)     (0.07)             (0.01)
                                                      ------     ------     ------          ---------
TOTAL DISTRIBUTIONS                                   (0.04)     (0.32)     (0.10)             (0.03)
                                                      ------     ------     ------          ---------
NET ASSET VALUE, END OF PERIOD                        $16.55     $14.37     $11.61              $8.28
                                                      ------     ------     ------          ---------
TOTAL RETURN                                          15.48%     26.50%     41.41%          (16.90)%+
                                                      ------     ------     ------          ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $442.4     $435.5     $307.9              $33.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               1.05%      1.07%      1.18%            1.20%++
NET INVESTMENT INCOME                                  0.64%      0.46%      0.49%            0.80%++
PORTFOLIO TURNOVER RATE                                19.6%      11.3%      14.6%             8.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.05%        N/A     1.13%*            1.69%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  VAN KAMPEN COMSTOCK PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS A                                                                           DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.00
                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                      0.14
NET REALIZED AND UNREALIZED GAINS                                                          0.45
                                                                                        -------
TOTAL FROM INVESTMENT OPERATIONS                                                           0.59
                                                                                        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                     (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                            (0.08)
                                                                                        -------
TOTAL DISTRIBUTIONS                                                                      (0.19)
                                                                                        -------
NET ASSET VALUE, END OF PERIOD                                                           $10.40
                                                                                        -------
TOTAL RETURN                                                                             5.93%+
                                                                                        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                  $880.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                0.68%++
NET INVESTMENT INCOME                                                                   2.02%++
PORTFOLIO TURNOVER RATE                                                                 75.7%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                             0.68%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                VAN KAMPEN COMSTOCK PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.00
                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                      0.12
NET REALIZED AND UNREALIZED GAINS                                                          0.46
                                                                                        -------
TOTAL FROM INVESTMENT OPERATIONS                                                           0.58
                                                                                        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                     (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                            (0.08)
                                                                                        -------
TOTAL DISTRIBUTIONS                                                                      (0.19)
                                                                                        -------
NET ASSET VALUE, END OF PERIOD                                                           $10.39
                                                                                        -------
TOTAL RETURN                                                                             5.75%+
                                                                                        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                0.93%++
NET INVESTMENT INCOME                                                                   1.71%++
PORTFOLIO TURNOVER RATE                                                                  75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                                                             0.93%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS

                            S E R I E S   T R U S T

                       Legg Mason Value Equity Portfolio

                     Lord Abbett America's Value Portfolio

                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio

                  Lord Abbett Growth Opportunities Portfolio

                      Lord Abbett Mid-Cap Value Portfolio

                  Met/Putnam Capital Opportunities Portfolio

                    MFS(R) Research International Portfolio

                  Oppenheimer Capital Appreciation Portfolio

                         PIMCO Total Return Portfolio

                            Pioneer Fund Portfolio

                        Pioneer Mid-Cap Value Portfolio

                      Pioneer Strategic Income Portfolio

                    T. Rowe Price Mid-Cap Growth Portfolio

                         Van Kampen Comstock Portfolio

                          Class A and Class B Shares

                                __PROSPECTUS__

                                  MAY 1, 2006


Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____




           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolios                    3

           THE PORTFOLIOS                                     5

             INVESTMENT SUMMARY                               5
              Legg Mason Value Equity Portfolio               6
              Lord Abbett America's Value Portfolio           9
              Lord Abbett Bond Debenture Portfolio            14
              Lord Abbett Growth and Income Portfolio         19
              Lord Abbett Growth Opportunities Portfolio      22
              Lord Abbett Mid-Cap Value Portfolio             25
              Met/Putnam Capital Opportunities Portfolio      29
              MFS(R) Research International Portfolio         32
              Oppenheimer Capital Appreciation Portfolio      35
              PIMCO Total Return Portfolio                    38
              Pioneer Fund Portfolio                          42
              Pioneer Mid-Cap Value Portfolio                 45
              Pioneer Strategic Income Portfolio              48
              T. Rowe Price Mid-Cap Growth Portfolio          54
              Van Kampen Comstock Portfolio                   58

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS     60
             ADDITIONAL INVESTMENT STRATEGIES                 64
             MANAGEMENT                                       76
              The Manager                                     76
              The Advisers                                    78
              Distribution Plan                               88

           YOUR INVESTMENT                                    89
              Shareholder Information                         89
              Dividends, Distributions and Taxes              89
              Sales and Purchases of Shares                   90

           FINANCIAL HIGHLIGHTS                               95

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-three managed investment portfolios or mutual funds, only fifteen of which are offered through this Prospectus (the "Portfolios"). Each of the fifteen Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A and Class B shares of the Portfolios are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts").

  As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs. Please see the Risk/Reward spectrum on the next page which lists the Portfolios in order of risk/reward from highest to lowest.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------


BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

Notice the scale at the right. It covers, in the opinion of the Portfolios' Manager, the full spectrum of risk/reward of the Portfolios described in this Prospectus. Please note that the scale is for illustration purposes only and is not meant to convey the precise degree of difference in risk/reward among the Portfolios.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:

(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The higher a Portfolio is on the risk/ reward spectrum, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment at the lower end of the scale that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio at the higher end of the spectrum may be right for you.

A final note: These Portfolios are designed for long-term investment.




                                     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

                                         T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                PIONEER MID-CAP VALUE PORTFOLIO

                                            LORD ABBETT MID-CAP VALUE PORTFOLIO

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                  VAN KAMPEN COMSTOCK PORTFOLIO

                                                         PIONEER FUND PORTFOLIO

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                          LORD ABBETT AMERICA'S VALUE PORTFOLIO

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                             PIONEER STRATEGIC INCOME PORTFOLIO

                                                   PIMCO TOTAL RETURN PORTFOLIO




   Higher
                                                                          Lower
   Risk/Reward
                                                                    Risk/Reward

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its net assets in foreign issuers. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 60, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:


The Portfolio commenced operations on November 1, 2005. As a result, it does not have a significant operating history. For information on Legg Mason Capital Management, Inc.'s prior performance with a comparable fund, see page 79.






 PORTFOLIO'S MANAGEMENT:


..  Legg Mason Capital Management, Inc. see page 79

..  For performance information for the period ended December 31, 2005 see
   "Financial Highlights" on page 95.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2005. and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                         Class A  Class B
-------------------------------------------------------- -------  -------
Management Fee                                            0.70%    0.70%
--------------------------------------------------------------------------
12b-1 Fees                                                None     0.25%
--------------------------------------------------------------------------
Other Expenses                                            7.57%    3.59%
--------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses Before Expense
 Waiver/Repayment to Manager                              8.27%    4.54%
--------------------------------------------------------------------------
Contractual Expense
 (Waiver)/Repayment to Manager*                           (7.47)%  (3.49)%
--------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver/Repayment to Manager                        0.80%    1.05%
--------------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     82 $    108
--------------------------
3 Years  $  1,818 $  1,077
--------------------------
5 Years  $  3,434 $  2,052
--------------------------
10 Years $  7,010 $  4,521
--------------------------

                     LORD ABBETT AMERICA'S VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. The market capitalization threshold may vary in response to changes in the market. The Portfolio's Adviser generally uses a value approach to identify particular investments for the Portfolio. The mix of the Portfolio's investments at any time will depend on the Adviser's judgments regarding the degree to which the Adviser believes specific securities are undervalued (that is, with the highest projected total return/yield potential) and is subject to change. Under normal circumstances, the Portfolio invests at least 65% of its net assets in equity securities and may invest its remaining assets in equity or fixed income securities. The Portfolio invests under normal circumstances at least 80% of its net assets in equity and fixed income securities issued by companies organized in or maintaining their principal place of business in the United States, or whose securities are traded primarily in the United States.


In the case of equity securities, the Adviser focuses on companies that are believed to have the potential for significant market appreciation due to growing recognition of improvement in their financial results or increasing anticipation of such improvement. The Adviser looks for such factors as:

  .  changes in economic and financial environments

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  .  changes in government regulations, political or competitive conditions


The equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. The Portfolio may invest up to 15% of its assets in credit default swaps.


The Portfolio may invest in various fixed income securities, including investment grade debt securities, mortgage-related or other asset-backed securities, high yield debt securities ("junk bonds"), U.S. Government securities, and cash equivalents. In selecting investments for the Portfolio, the Adviser seeks unusual values, using fundamental, bottom-up research to identify undervalued securities that it is believed will produce a high total return. It is expected that a significant portion of the Portfolio's assets (as much as 30%) may be invested in junk bonds. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes investment risks may be reduced although there is no assurance that losses will not occur. Although the Portfolio may purchase securities with maturities of up to 30 years, during normal market conditions its average portfolio maturity is expected to be between 5 and 12 years.


The Portfolio may invest up to 20% of its net assets, in foreign securities primarily traded outside the United States.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 60, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities, such as automobiles or credit card receivables, may be insufficient to support the payments on the securities.


The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the adviser is satisfied with the claims paying ability of the counterparty without such collateral.

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 80

..  For financial highlights see page 97



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's only class outstanding, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                     [CHART]

                                  2004      2005
                                 ------    ------
                                 17.73%     3.95%

                       High Quarter: 4th - 2004   +9.05%
                       Low Quarter:  1st - 2005   -1.03%




The table below compares the Portfolio's Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


 Average Annual Total Return as of 12/31/05
-----------------------------------------------------
                                     Since     Inception
                          1 Year   Inception     Date
 ------------------       -------- ----------- ---------
Class B                    3.95%     15.85%     5/1/03
S&P 500 Index              4.91%     14.25%*
Blended Benchmark+         5.56%     15.82%*
*Index and Blended Benchmark performance
 are from 5/1/03.
+Blended benchmark--comprised of 65% Russell 3000
 Value Index, 35% Merrill Lynch High Yield Master II Index



For information on Lord, Abbett & Co. LLC's prior performance with a comparable fund, see page 80.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).


                                                   Class B
-----------------------------------------------------------
Management Fee                                      0.65%
-----------------------------------------------------------
12b-1 Fees                                          0.25%
-----------------------------------------------------------
Other Expenses                                      0.28%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         1.18%
-----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  (0.08)%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         1.10%
-----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class B shares of the Portfolio will not exceed 1.10% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 1.09% for Class B shares.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


         Class B
-----------------
1 Year   $    113
-----------------
3 Years  $    369
-----------------
5 Years  $    645
-----------------
10 Years $  1,431
-----------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:


Under normal circumstances, the Portfolio invests substantially all (at least 80%) of its net assets in debt securities of various types. To pursue its goal, the Portfolio normally invests substantially all of its net assets in high yield and investment grade debt securities, but may also invest in securities convertible into common stocks. The Portfolio may invest up to 80% of its total assets in high yield/high risk debt securities (junk bonds). Debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer. In no event will the Portfolio invest more than 10% of its gross assets at the time of investment in debt securities which are in default as to interest or principal. At least 20% of the Portfolio's assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may also invest up to 20% of its net assets in equity securities including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value.


The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the duration of the Portfolio's debt securities will be between 3 to 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 60, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 80

..  For financial highlights see page 98



collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the adviser is satisfied with the claims paying ability of the counterparty without such collateral.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  97      98      99      00      01      02      03      04     05
------  ------  ------  ------  ------  ------  ------  -----  -----
15.63%   6.26%   3.40%   0.87%   3.76%  -0.39%  19.52%  8.43%  1.81%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/05, as applicable, with the Credit Suisse First Boston High Yield Index, which is representative of the lower rated debt (including non-convertible-preferred stocks) investments in the Portfolio, and with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



           Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                                Since   Inception
                                1 Year 5 Year Inception   Date
------------------------------- ------ ------ --------- ---------
Class A                          1.81%  6.40%   7.28%    5/1/96
Class B                          1.49%    --    5.91%    4/3/01
Credit Suisse First Boston High
 Yield Index                     2.26%  9.82%   7.09%*
Lehman Brothers Aggregate
 Bond Index                      2.43%  5.87%   6.64%*
* Index performance is from 5/1/96.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B
----------------------------------------- ------- -------
Management Fee                             0.51%   0.51%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.05%   0.05%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%   0.81%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     57 $     83
--------------------------
3 Years  $    180 $    260
--------------------------
5 Years  $    314 $    451
--------------------------
10 Years $    703 $  1,005
--------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To achieve long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:


To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of February 28, 2006, the market capitalization range of the Russell 1000 Index was $264 million to $377 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that an investment may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks may limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 60, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 80

..  For financial highlights see page 100



The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  96      97      98      99      00      01      02      03      04      05
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
19.45%  24.60%  12.89%  16.56%  14.68%  -5.73% -17.95%  31.06%  12.92%  3.68%

High Quarter:   2nd - 2003    +17.86%
Low Quarter:    3rd - 2002    -19.80%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 Average Annual Total Return as of 12/31/05
---------------------------------------------
                                    Inception
              1 Year 5 Year 10 Year   Date
------------- ------ ------ ------- ---------
Class A        3.68%  3.48%  10.30% 12/11/89
Class B        3.39%    --      --   3/22/01
S&P 500 Index  4.91%  0.54%   9.07%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
------------------------------------------ ------- -------
Management Fee(1)                           0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.04%   0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses#  0.54%   0.79%
----------------------------------------------------------



       (1) The management fee has been restated to reflect a reduction in the fee effective January 1, 2006. Prior to that date the management fee was 0.51%. The above table and Example assume the management fee reduction had been in place during all of 2005.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.52% for Class A shares and 0.77% for Class B shares.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B
--------------------------
1 Year   $     55 $     81
--------------------------
3 Years  $    174 $    253
--------------------------
5 Years  $    302 $    440
--------------------------
10 Years $    678 $    981
--------------------------

                  LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 65% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely used benchmark for mid-cap stock performance. As of February 28, 2006, the market capitalization range of the Russell Midcap Index was approximately $264 million to $22.5 billion. This market capitalization range will vary in response to changes in the market over time. The Portfolio uses a growth style of investing which means that the Adviser favors companies that show the potential for strong revenue and earnings growth.


Typically, in choosing stocks, the Adviser looks for mid-sized companies using:

  . fundamental research to identify companies likely to produce superior returns over a two to five year time frame, by analyzing the dynamics in each company within its industry and within the economy

  . quantitative research to identify companies with superior growth possibilities

The Portfolio may also invest in equity securities such as convertible fixed income securities, warrants, American Depositary Receipts and similar instruments.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 60, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk


  .  Credit risk


  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

                        2002     2003     2004     2005
                       ------   ------   ------   ------
                      -24.41%   35.70%   12.45%    4.58%

                      High Quarter: 2nd - 2003  +17.43%
                      Low Quarter:  3rd - 2002  -15.77%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization is approximately $4.1 billion. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



                        Average Annual Total Return as
                                 of 12/31/04
           --------------------------------------------------------
                                                   Since   Inception
                                          1 Year Inception   Date
           -----------------------------  ------ --------- ---------
           Class A                         4.71%   2.84%     5/1/01
           Class B                         4.58%   1.53%    2/12/01
           Russell Midcap Growth Index    12.10%   0.26%*
           * Index performance is from 2/1/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 80

..  For financial highlights see page 102

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                      Class A  Class B
        ---------------------------------------------------------------
        Management Fee                                 0.70%    0.70%
        ---------------------------------------------------------------
        12b-1 Fees                                     None     0.25%
        ---------------------------------------------------------------
        Other Expenses                                 0.29%    0.29%
        ---------------------------------------------------------------
        Total Annual Portfolio Operating
         Expenses Before Expense Waiver/Repayment to
         Manager                                       0.99%    1.24%
        ---------------------------------------------------------------
        Contractual Expense (Waiver)/Repayment to
         Manager*                                      (0.05)%  (0.05)%
        ---------------------------------------------------------------
        Total Annual Portfolio Operating
         Expenses After Expense Waiver/Repayment to
         Manager#                                      0.94%    1.19%
        ---------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. In 2005 broker fee reimbursement brought the Portfolios' Total Annual Operating Expenses below the expense caps, and the Portfolio reimbursed the Manager, for expenses waived in prior years, amounts to bring Total Annual Portfolio Operating Expenses to the cap levels. If the broker fee reimbursements were shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.90% for Class A shares and 1.15% for Class B shares.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B
--------------------------
1 Year   $     96 $    122
--------------------------
3 Years  $    312 $    391
--------------------------
5 Years  $    545 $    680
--------------------------
10 Years $  1,213 $  1,502
--------------------------

                      LORD ABBETT MID-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:


To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Mid Cap Index, a widely-used benchmark for mid-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell Mid Cap Index was $890 million to $14.6 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:


  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company


  .  price increases for the company's products or services


  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 60, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 80

..  For financial highlights see page 104



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

 1998     1999     2000     2001     2002     2003     2004     2005
------   ------   ------   ------   ------   ------   ------   ------
 2.57%    5.71%   52.87%    8.10%   -9.31%   26.15%   24.82%    8.28%

                      High Quarter: 2nd - 1999  +16.83%
                      Low Quarter:  3rd - 1998  -17.02%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/05, as applicable, with the Russell Midcap Index, a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index and with the S&P 400/Citigroup Value Index, a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



              Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------------
                                                     Since    Inception
                                     1 Year 5 Year Inception    Date
------------------------------------ ------ ------ ---------  ---------
Class A                               8.28% 10.82%   13.41%    8/20/97
Class B                               8.05%    --    11.89%     4/3/01
Russell Midcap Index                 12.65%  8.45%   10.22%*
S&P 400/Citigroup Value Index        11.60% 12.38%   12.76%**
* Index performance is from 8/20/97.
** Index performance is from 8/1/97.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                          Class A Class B
----------------------------------------- ------- -------
Management Fee                             0.68%   0.68%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.08%   0.08%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.76%   1.01%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     78 $    104
--------------------------
3 Years  $    244 $    323
--------------------------
5 Years  $    424 $    560
--------------------------
10 Years $    945 $  1,241
--------------------------

                  MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in the common stocks of U.S. companies which the Adviser be lieves have favorable investment potential. For example, the Adviser may purchase stocks of companies with stock prices that reflect a value lower than that the Adviser places on the company. The Adviser may also consider other factors that are believed will cause the stock price to rise. Investments are mainly in small- and mid-sized companies.

The Portfolio may also invest up to 20% of its assets in foreign securities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 60, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Small Cap Stock Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Portfolio's former investment adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001. Effective May 1, 2003, Putnam Investment Management, LLC became the Portfolio's Adviser. Performance information prior to that date is attributable to the Portfolio's former investment adviser.

 PORTFOLIO MANAGEMENT:


..  Putnam Investment Management, LLC see page 85

..  For financial highlights see page 106



The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]


          Year-by-Year Total Return as of 12/31 of Each Year

   97      98      99      00      01      02      03      04      05
-------  ------  ------  ------  ------  ------  ------  ------  ------
20.89%   -5.40%  44.56%  -10.55% -8.42%  -21.05% 28.73%  18.54%  10.08%


                       High Quarter: 4th - 1999   +35.13%
                       Low Quarter:  3rd - 2001   -23.01%




The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/05, as applicable, with the Russell 2000 Index, a widely recognized unmanaged index that measures small company stock performance, and with the Russell 2500 Index, which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/05
--------------------------------------------------------
                                       Since    Inception
                     1 Year  5 Year  Inception    Date
------------------   ------- ------- ---------  ---------
Class A              10.08%   3.96%     7.15%    5/1/96
Class B               9.79%     --      8.18%    4/3/01
Russell 2000 Index    4.55%   8.22%     8.46%*
Russell 2500 Index    8.11%   9.14%    10.78%**
* Index performance is from 5/1/96.
** Index performance is from 5/1/96.



For information on Putnam Investment Management, LLC's prior performance with a comparable fund, see page 85.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
---------------------------------------------------------
Management Fee                             0.85%   0.85%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.37%   0.37%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  1.22%   1.47%
---------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $    125 $    151
--------------------------
3 Years  $    389 $    469
--------------------------
5 Years  $    674 $    808
--------------------------
10 Years $  1,484 $  1,767
--------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of foreign companies. The Portfolio focuses on foreign companies (including up to 25% of its net assets in emerging market issues) that the Portfolio's Adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio may invest in companies of any size. The Portfolio does not emphasize any particular country and, under normal market conditions, will be invested in at least five countries. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

The Portfolio's assets are allocated among various sectors. A committee of investment research analysts selects securities for the Portfolio. The committee includes investment analysts employed by the Adviser and its affiliates.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 60, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04       05
-------  ------  ------  ------
-11.80%  32.04%  19.56%  16.42%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/05
------------------------------------------
                            Since   Inception
                   1 Year Inception   Date
---------------    ------ --------- ---------
Class A            16.77%   8.35%     5/1/01
Class B            16.42%   6.75%    2/12/01
MSCI EAFE Index    14.02%   5.04%*
* Index performance is from 2/1/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 as adjusted to reflect current expense limitations and are expressed as a percentage of the Portfo-




 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 82

.. For financial highlights see page 108 lio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                   Class A Class B
-------------------------------------------------- ------- -------
Management Fee                                      0.74%   0.74%
------------------------------------------------------------------
12b-1 Fees                                          None    0.25%
------------------------------------------------------------------
Other Expenses                                      0.17%   0.18%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         0.91%   1.17%
------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         0.96%   1.22%
------------------------------------------------------------------



         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. Prior to May 1, 2005, the expense limitations for Class A and Class B shares were 1.10% and 1.35%, respectively.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.93% for Class A shares and 1.19% for Class B shares.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B
--------------------------
1 Year   $     98 $    125
--------------------------
3 Years  $    307 $    389
--------------------------
5 Years  $    533 $    674
--------------------------
10 Years $  1,182 $  1,484
--------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also purchase the securities of foreign issuers.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  . Companies with increasing earnings momentum and a history of positive earnings growth

  .  Stocks with low valuations relative to their growth potential

  .  Companies with the potential for positive earnings surprises

  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 60, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  OppenheimerFunds, Inc. see page 82

..  For financial highlights see page 110




The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04     05
------   ------  -----  -----
-24.73%  28.53%  6.40%  4.71%

High Quarter:   2nd - 2003    +14.54%
Low Quarter:    2nd - 2002    -15.52%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/05
--------------------------------------------
                           Since    Inception
                 1 Year  Inception    Date
 -------------   ------- ---------- ---------
Class A           4.99%     2.17%     1/2/02
Class B           4.71%    -1.60%    2/12/01
S&P 500 Index     4.91%    -0.16%*
* Index performance is from 2/1/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                   Class A Class B
-------------------------------------------------- ------- -------
Management Fee                                      0.59%   0.59%
------------------------------------------------------------------
12b-1 Fees                                          None    0.25%
------------------------------------------------------------------
Other Expenses                                      0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         0.64%   0.89%
------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager          0.69%   0.94%
------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.75% and 1.00%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. In addition, the Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing July 1, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2005 was 0.58%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     71 $     96
--------------------------
3 Years  $    221 $    301
--------------------------
5 Years  $    385 $    522
--------------------------
10 Years $    861 $  1,159
--------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three- to six-year time frame based on the Adviser's forecast for interest rates.


Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.


The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.


PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 60, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High Yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 83

..  For financial highlights see page 112




The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02      03     04     05
------  ------  -----  -----
 9.29%   4.31%  4.98%  2.25%

 High Quarter:   3rd - 2002    +3.65%
 Low Quarter:    2nd - 2004    -2.03%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



          Average Annual Total Return as of 12/31/04
---------------------------------------------------------------
                                              Since   Inception
                                     1 Year Inception   Date
------------------------------------ ------ --------- ---------
Class A                               2.46%   6.08%     5/1/01
Class B                               2.25%   5.61%    2/12/01
Lehman Brothers Aggregate Bond Index  2.43%   5.63%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                          Class A Class B
----------------------------------------- ------- -------
Management Fee                             0.50%   0.50%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses*                            0.06%   0.06%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%   0.81%
---------------------------------------------------------



        * The Portfolio reimbursed the Manager during the year ended
          December 31, 2005 for expenses waived by the Manager in prior years pursuant to an Expense Limitation Agreement that is no longer applicable to the Portfolio. The expense information for the Portfolio does not reflect this reimbursement. If this reimbursement was shown, the Portfolio's Total Annual Operating Expenses would have been 0.57% for Class A shares and 0.82% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     57 $     83
--------------------------
3 Years  $    180 $    260
--------------------------
5 Years  $    314 $    451
--------------------------
10 Years $    703 $  1,005
--------------------------

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks and equity interests in real estate investment trusts ("REITs"). The Portfolio may invest up to 20% of its net assets in REITs.

The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (e.g. brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 60, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Credit risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

  96      97      98      99      00      01      02      03      04      05
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
7.47%   25.29%  18.21%  -0.19%  24.27%  -23.00% 30.21%  23.78%  11.13%  5.99%


                       High Quarter: 3rd - 2000   +17.52%
                       Low Quarter:  3rd - 2002   -18.02%


The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/05
-----------------------------------------
                1 Year   5 Year   10 Year
 -------------  -------- -------- -------
Class A          5.99%   -4.76%    4.84%
S&P 500 Index    4.91%    0.54%    9.07%




 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 83

..  For financial highlights see page 114

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                   Class A
-----------------------------------------------------------
Management Fee                                      0.75%
-----------------------------------------------------------
12b-1 Fees                                          None
-----------------------------------------------------------
Other Expenses                                      0.28%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         1.03%
-----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  (0.03)%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver/Repayment to Manager                  1.00%
-----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.00% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A
-----------------
1 Year   $    103
-----------------
3 Years  $    326
-----------------
5 Years  $    568
-----------------
10 Years $  1,262
-----------------

                        PIONEER MID-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities of mid-size companies. Mid-size companies are those with market values within the range of market values of companies included in the Russell Midcap Value Index (the "Index"). As of February 28, 2006, the market value of companies in the Index ranged from approximately $264 million to over $20.8 billion. For purposes of the Portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depository receipts, warrants, rights, equity interests in REITs and preferred stocks. The Portfolio may invest up to 25% of its assets in REITs.

The Adviser employs a value approach, using a bottom-up analytic style to search for securities that the Adviser believes are selling at substantial discounts to their underlying values, with the goal of holding these securities until the market values reflect their intrinsic values. Securities are selected based on potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth.

The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. The following factors are considered in selecting investments:

  .  Favorable expected returns relative to perceived risk

  .  Management with demonstrated ability and commitment to the company

  . Low market valuations relative to earnings forecast, book value, cash flow and sales

  .  Turnaround potential for companies that have been through difficult periods

  .  Estimated private market value in excess of current stock price

  .  Strength of fundamentals of issuer's industry

The Portfolio may also invest up to 20% of its total assets in fixed income securities and up to 25% of its total assets in foreign equity and debt securities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described on page 60, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 83




  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The performance shown in Financial Highlights is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. For performance information for the period ended December 31, 2005, see "Financial
Highlights" on page   . As with all mutual funds, past performance is not a
prediction of future returns. The assets of the Pioneer Mid Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

For information on Pioneer Investment Management's prior performance with a comparable fund, see page 84.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                   Class A
-----------------------------------------------------------
Management Fee                                      0.75%
-----------------------------------------------------------
12b-1 Fees                                          None
-----------------------------------------------------------
Other Expenses                                      2.84%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         3.59%
-----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  (2.59)%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver/Repayment to Manager                  1.00%
-----------------------------------------------------------



         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.00% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A
-----------------
1 Year   $    103
-----------------
3 Years  $    873
-----------------
5 Years  $  1,663
-----------------
10 Years $  3,733
-----------------

                      PIONEER STRATEGIC INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 80% of its net assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. The Adviser allocates the Portfolio's investments among the following three segments of the debt markets:

  .  Below investment grade (high yield) securities of U.S. and non-U.S.
     issuers;

  .  Investment grade securities of U.S. issuers; and

  .  Investment grade securities of non-U.S. issuers.

The Adviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The Portfolio invests primarily in:

  . Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;

  . Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and

  .  Mortgage-backed and asset-backed securities.

The Portfolio invests in securities with a broad range of maturities. Depending upon the Adviser's allocation among market segments, up to 70% of the Portfolio's total assets may be in debt securities ("junk bonds") rated below investment grade at the time of purchase or determined to be of equivalent quality by the Adviser. Up to 20% of the Portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poors Corporation ("S&P") or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser.

Depending upon the Adviser's allocation among market segments, up to 85% of the Portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

The Adviser considers both broad economic and issuer specific factors in selecting securities designed to achieve the Portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio's securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the Ad-viser selects individual securities based upon the terms of the securities (such as yield compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The Portfolio may also invest up to 20% of its net assets in all types of equity securities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 60, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. were transferred to the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust. The assets of the Pioneer Strategic Income Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares is the historical performance of the Pioneer Strategic Income Portfolio of The Travelers Series Trust (from July 1, 2005 through December 31, 2005) and of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective June 30, 2003, Pioneer Investment Management, Inc. became the Adviser to the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. Information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]


             Year-by-Year Total Return as of 12/31 of Each Year

  96      97      98      99      00      01      02      03      04      05
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
8.25%   7.78%   0.67%   1.11%   -0.37%  4.24%   5.88%   19.53%  10.94%  3.67%


                       High Quarter: 2nd - 2003   +7.67%
                       Low Quarter:  3rd - 1998   -3.34%




 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 83

..  For financial highlights see page 116

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, as applicable, with the Lehman Brothers U.S. Universal Index. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/05
-----------------------------------------
                     1 Year 5 Year 10 Year
-------------------- ------ ------ -------
Class A               3.67%  8.70%  6.01%
Lehman Brothers U.S.
 Universal Index      2.73%  6.26%  6.35%




FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended October 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A
--------------------------------------------------
Management Fee                             0.73%
--------------------------------------------------
12b-1 Fees                                 None
--------------------------------------------------
Other Expenses                             0.09%
--------------------------------------------------
Total Annual Portfolio Operating Expenses* 0.82%
--------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.25% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A
-----------------
1 Year   $     84
-----------------
3 Years  $    263
-----------------
5 Years  $    457
-----------------
10 Years $  1,017
-----------------

                    T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.



The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. Although the Adviser expects the Portfolio to operate as a diversified investment company, the Portfolio will retain its "non-diversified" classification to give the Adviser the flexibility to pursue a more selective investment strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 60, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class B shares, the Portfolio's oldest Class. The Portfolio's Class A shares commenced operations on May 1, 2001.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05
------   ------  ------  ------
-44.04%  36.64%  17.82%  14.63%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%







 PORTFOLIO MANAGEMENT:

..  T. Rowe Price Associates, Inc. see page 86

..  For financial highlights see page 117

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/05
------------------------------------------------------
                                      Since   Inception
                             1 Year Inception   Date
---------------------------  ------ --------- ---------
Class A                      14.87%   (2.37)%   5/1/01
Class B                      14.63%   (3.01)%  2/12/01
Russell Midcap Growth Index  12.10%    0.26%*
* Index performance is from 2/1/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 as adjusted to reflect current expenses and expense limitations and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                            Class A Class B
------------------------------------------- ------- -------
Management Fee                               0.75%   0.75%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.07%   0.07%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.82%   1.07%
-----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. Prior to May 1, 2005, the expense limitations for Class A and Class B shares were 0.95% and 1.20%, respectively. In addition, the Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing February 17, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2005 was 0.74%.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.81% for Class A shares and 1.06% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     84 $    110
--------------------------
3 Years  $    263 $    342
--------------------------
5 Years  $    457 $    593
--------------------------
10 Years $  1,017 $  1,311
--------------------------

                         VAN KAMPEN COMSTOCK PORTFOLIO

INVESTMENT OBJECTIVE:

Capital growth and income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks at the time of investment. The Portfolio may also invest in preferred stocks, indexed securities and securities convertible into common and preferred stocks.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies that are believed by the Adviser to possess the potential for capital growth and income. The Portfolio's Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The Portfolio may invest in issuers of any size, although the Adviser focuses on companies with a market capitalization in excess of $2 billion.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers. In addition, the Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 60, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The Portfolio commenced operations on May 1, 2005. As a result, it does not have a significant operating history.

For information on Morgan Stanley Investment Management, Inc.'s prior performance with a comparable fund, see page 87.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).



                                           Class A Class B
------------------------------------------ ------- -------
Management Fee                              0.63%   0.63%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.05%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.68%   0.93%
----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05% respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     70 $     95
--------------------------
3 Years  $    218 $    298
--------------------------
5 Years  $    380 $    517
--------------------------
10 Years $    849 $  1,147
--------------------------




 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management, Inc. d/b/a Van Kampen see page 86

..  For performance information for the period ended December 31, 2005 see
   "Financial Highlights" on page 119.

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.


REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                                 LORD
                                                   LEGG      LORD      LORD     ABBETT       LORD        LORD
                                                   MASON    ABBETT    ABBETT    GROWTH      ABBETT      ABBETT    MET/PUTNAM
                                                   VALUE   AMERICA'S   BOND       AND       GROWTH      MID-CAP     CAPITAL
                                                  EQUITY     VALUE   DEBENTURE  INCOME   OPPORTUNITIES   VALUE   OPPORTUNITIES
                                                 PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
BRADY BONDS
-------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                            X         X
-------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                               X         X         X         X           X           X           X
-------------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                  X         X         X         X           X           X           X
-------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
 OPTIONS                                                       X                                                       X
 FUTURES                                                       X                                                       X
-------------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
-------------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                       X
-------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                  X                                                       X
-------------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                        X         X
-------------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                      X         X         X           X           X           X
-------------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND
DELAYED DELIVERY SECURITIES                                    X         X
-------------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS
INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL
PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR
GUARANTEED BY BANK HOLDING COMPANIES IN THE
U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR
OF THE WORLD BANK; VARIABLE AMOUNT MASTER
DEMAND NOTES AND VARIABLE RATE NOTES ISSUED
BY U.S. AND FOREIGN CORPORATIONS                               X         X                                             X
-------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                 X         X         X
-------------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                             X                                                       X
-------------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES
-------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                     X
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                     X         X         X
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES
INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES                                                 X                       X
-------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                            X         X
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
-------------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                           X
-------------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-
COUPON BONDS                                                             X
-------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                     X         X         X         X           X           X           X
-------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                        X         X                                                       X
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                          X         X         X           X           X           X
-------------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                  X         X         X           X           X
-------------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                            X         X         X           X           X           X
-------------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                               X         X         X           X           X           X
-------------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
-------------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                     X         X
-------------------------------------------------------------------------------------------------------------------------------




                                                    MFS(R)
                                                   RESEARCH
                                                 INTERNATIONAL
                                                   PORTFOLIO
BRADY BONDS
--------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
--------------------------------------------------------------
CONVERTIBLE SECURITIES                                 X
--------------------------------------------------------------
DEPOSITARY RECEIPTS                                    X
--------------------------------------------------------------
DERIVATIVES:
 OPTIONS                                               X
 FUTURES                                               X
--------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
--------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
--------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                          X
--------------------------------------------------------------
FOREIGN DEBT SECURITIES                                X
--------------------------------------------------------------
FOREIGN EQUITY SECURITIES                              X
--------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND
DELAYED DELIVERY SECURITIES                            X
--------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS
INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL
PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR
GUARANTEED BY BANK HOLDING COMPANIES IN THE
U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR
OF THE WORLD BANK; VARIABLE AMOUNT MASTER
DEMAND NOTES AND VARIABLE RATE NOTES ISSUED
BY U.S. AND FOREIGN CORPORATIONS                       X
--------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES
--------------------------------------------------------------
HYBRID INSTRUMENTS
--------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                     X
--------------------------------------------------------------
INDEXED SECURITIES                                     X
--------------------------------------------------------------
INTEREST RATE TRANSACTIONS
--------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                       X
--------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES
INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES         X
--------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                    X
--------------------------------------------------------------
MUNICIPAL SECURITIES
--------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
--------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-
COUPON BONDS
--------------------------------------------------------------
PREFERRED STOCKS                                       X
--------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                          X
--------------------------------------------------------------
REPURCHASE AGREEMENTS
--------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS
--------------------------------------------------------------
RIGHTS AND WARRANTS                                    X
--------------------------------------------------------------
SECURITIES LOANS                                       X
--------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                          X
--------------------------------------------------------------
STRUCTURED NOTES
--------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                             X
--------------------------------------------------------------

                                                                                                                       T. ROWE
                                                                 OPPENHEIMER    PIMCO              PIONEER   PIONEER    PRICE
                                                                   CAPITAL      TOTAL    PIONEER   MID-CAP  STRATEGIC  MID-CAP
                                                                 APPRECIATION  RETURN     FUND      VALUE    INCOME    GROWTH
                                                                  PORTFOLIO   PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS                                                                       X                             X
--------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                   X           X                   X         X
--------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                X           X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                   X                     X         X         X         X
--------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
 OPTIONS                                                                          X         X         X         X         X
 FUTURES                                                                          X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                           X                             X
--------------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                          X         X                   X
--------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                     X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                           X                             X         X
--------------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                             X                     X         X                   X
--------------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES                                                                        X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED
OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE
AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY
U.S. AND FOREIGN CORPORATIONS                                         X           X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                              X         X         X         X
--------------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                    X           X                   X         X         X
--------------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                X         X                   X
--------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE
TRANSACTIONS                                                                      X         X         X         X
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                  X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE
FOREIGN INVESTMENT COMPANIES                                                                X         X         X         X
--------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES,
MORTGAGE-BACKED BONDS                                                             X                             X
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                              X                   X         X
--------------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                              X                             X
--------------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                           X                   X         X
--------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                      X           X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                         X                     X         X         X         X
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                 X           X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                     X         X         X
--------------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                      X           X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                     X                   X
--------------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                  X                             X         X
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                            X           X         X         X         X         X
--------------------------------------------------------------------------------------------------------------------------------



                                                                    VAN
                                                                  KAMPEN
                                                                 COMSTOCK
                                                                 PORTFOLIO
BRADY BONDS
--------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
--------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                               X
--------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                  X
--------------------------------------------------------------------------
DERIVATIVES:
 OPTIONS                                                             X
 FUTURES                                                             X
--------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
--------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
--------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS
--------------------------------------------------------------------------
FOREIGN DEBT SECURITIES
--------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                            X
--------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
--------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS'
ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED
OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR
SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE
AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY
U.S. AND FOREIGN CORPORATIONS                                        X
--------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES
--------------------------------------------------------------------------
HYBRID INSTRUMENTS
--------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES
--------------------------------------------------------------------------
INDEXED SECURITIES                                                   X
--------------------------------------------------------------------------
INTEREST RATE
TRANSACTIONS
--------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                     X
--------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE
FOREIGN INVESTMENT COMPANIES                                         X
--------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES,
MORTGAGE-BACKED BONDS
--------------------------------------------------------------------------
MUNICIPAL SECURITIES
--------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
--------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS
--------------------------------------------------------------------------
PREFERRED STOCKS                                                     X
--------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS
--------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                X
--------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS
--------------------------------------------------------------------------
RIGHTS AND WARRANTS
--------------------------------------------------------------------------
SECURITIES LOANS
--------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
--------------------------------------------------------------------------
STRUCTURED NOTES
--------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                           X
--------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.


DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the 1940 Act, and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.


If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--I.E., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.


HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P, and Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."


High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.


REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER


The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of Lord Abbett Growth Opportunities Portfolio, PIMCO Total Return Portfolio and Met/Putnam Capital Opportunities Portfolio, generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. Lord Abbett Growth Opportunities Portfolio, PIMCO Total Return Portfolio and Met/Putnam Capital Opportunities Portfolio generally will have annual turnover rates of 100% or more.


DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of each Portfolio. The advisory fees for each Portfolio are:



PORTFOLIO                                  ADVISORY FEE
Legg Mason Value Equity Portfolio          Before such assets reach $350 million, 0.70% of such
                                           assets. After such assets reach $350 million--whether or
                                           not such assets remain above or below $350 million--
                                           0.65% of the first $200 million of such assets plus 0.63% of such assets over $200 million
-------------------------------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio      0.65% of first $500 million of such assets plus
                                           0.60% of such assets over $500 million
-------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio       0.60% of first $250 million of such assets plus
                                           0.55% of such assets over $250 million up to $500 million
                                           plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio    0.60% of first $600 million of such assets plus
                                           0.55% of such assets over $600 million up to $1.1 billion
                                           plus 0.50% of such assets over $1.1 billion up to $1.5
                                           billion, plus 0.45% of such assets over $1.5 billion
-------------------------------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio 0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $500 million
                                           plus 0.625% of such assets over $500 million
-------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio        0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $500 million
                                           plus 0.625% of such assets over $500 million
-------------------------------------------------------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio 0.85% of first $200 million of such assets, plus
                                           0.80% of such assets over $200 million
-------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio    0.80% of first $200 million of such assets plus
                                           0.75% of such assets over $200 million up to $500 million
                                           plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------

PORTFOLIO                                  ADVISORY FEE
Oppenheimer Capital Appreciation Portfolio 0.65% of first $150 million of such assets plus
                                           0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                           million plus 0.55% of such assets over $500 million
------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio               0.50% of such assets
------------------------------------------------------------------------------------------------------
Pioneer Fund Portfolio                     0.750% of first $250 million of such assets plus
                                           0.700% of such assets over $250 million up to $500 million plus 0.675% of such assets over $500 million up to $1
                                           billion plus 0.650% of such assets over $1 billion up to $2 billion plus 0.600% of such assets over $2 billion
------------------------------------------------------------------------------------------------------
Pioneer Mid-Cap Value Portfolio            0.750% of first $250 million of such assets plus
                                           0.700% of such assets over $250 million up to $500 million plus 0.675% of such assets over $500 million up to
                                           $1 billion plus 0.650% of such assets over $1 billion up to
                                           $2 billion plus 0.600% of such assets over $2 billion
------------------------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio         0.75% of first $75 million of such assets plus
                                           0.70% of such assets over $75 million up to $150 million
                                           plus 0.65% of such assets over $150 million
------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio     0.75% of such assets
------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio              0.65% of first $500 million of such assets plus
                                           0.60% of such assets over $500 million up to $1 billion
                                           plus 0.525% of such assets over $1 billion
------------------------------------------------------------------------------------------------------



A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in the Trust's annual report or, in the case of Pioneer Fund Portfolio, Pioneer Mid-Cap Value Portfolio and Pioneer Strategic Income Portfolio, will be available in the Trust's Semi-annual report.


EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios:

EXPENSE LIMITATION PROVISIONS



                                                 TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                 (% OF DAILY NET ASSETS)
      Legg Mason Value Equity Portfolio                    0.80%
      Lord Abbett America's Value Portfolio                0.85%
      Lord Abbett Growth Opportunities Portfolio           0.90%
      MFS(R) Research International Portfolio              1.00%
      Oppenheimer Capital Appreciation Portfolio           0.75%
      Pioneer Fund Portfolio                               1.00%
      Pioneer Mid-Cap Value Portfolio                      1.00%
      Pioneer Strategic Income Portfolio                   1.25%
      T. Rowe Price Mid-Cap Growth Portfolio               0.90%
      Van Kampen Comstock Portfolio                        0.80%


Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.


LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2005, LMCM and its sister companies had aggregate assets under management of approximately $60.2 billion.

  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Portfolio and the Legg Mason Value Trust, Inc. ("Legg Mason Value Trust"), which is also advised by LMCM, have substantially similar investment objectives, policies and strategies. LMCM began managing the Legg Mason Value Trust on April 1, 2005. Prior to that date, the Legg Mason Value Trust was managed by Legg Mason Funds Management, Inc. ("LMFM"), an affiliate of LMCM. LMFM and LMCM have substantially the same portfolio management personnel. The Legg Mason Value Trust is managed in the same manner both before and after April 1, 2005. Since the Portfolio commenced operations in November, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of LMCM, performance information regarding the Legg Mason Value Trust is presented. Management fees paid by the Legg Mason Value Trust are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Legg Mason Value Trust, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Legg Mason Value Equity Trust, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Legg Mason Value Trust and the Portfolio will vary.

The table below compares the Legg Mason Value Trust's average annual compounded total returns for the 1-, 5- and 10-year periods through December 31, 2005, with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). The S&P 500 Index is a market capitalization-weighted index, composed of 500 widely held common stocks that are generally considered representative of the U.S. stock markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



            Average Annual Total Return as of 12/31/05
------------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Legg Mason Value Trust--Primary Class shares 5.32%  4.48%  15.19%
S&P 500 Index                                4.91%  0.54%   9.07%



LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett America's Value, Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities and Lord Abbett Mid-Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 31, 2005.


LORD ABBETT AMERICA'S VALUE PORTFOLIO


  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Edward von der Linde and Christopher J. Towle head the team and are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. von der Linde, Partner and Investment Manager, joined Lord Abbett in 1988 and has been in the investment business since 1985. Mr. Towle, Partner and Investment Manager, joined Lord Abbett in 1987. Mr. Towle is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.


PRIOR EXPERIENCE WITH COMPARABLE FUND


The Lord Abbett America's Value Portfolio and the Lord Abbett America's Value Fund, which is also advised by Lord Abbett, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in May, 2003, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Lord Abbett, performance information regarding the Lord Abbett America's Value Fund is presented. Management fees paid by Lord Abbett America's Value Fund are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to Lord Abbett America's Value Fund, the average annual total returns during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by Lord Abbett America's Value Fund, as a percentage of average net asserts, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lord Abbett America's Value Fund and the Portfolio will vary.

The table below compares the Lord Abbett America's Value Fund's average annual compounded total returns for the 1- year period and since inception of the Class A shares on 12/27/01 through 12/31/05 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



           Average Annual Total Return as of 12/31/05
---------------------------------------------------------------
                                                          Since
                                                 1 Year Inception
------------------------------------------------ ------ ---------
Lord Abbett America's Value Fund--Class A shares
 (with sales charge)                              2.34%   6.39%
Lord Abbett America's Value Fund--Class A shares
 (without sales charge)                           3.65%   7.97%
S&P 500 Index                                     4.91%   3.91%*


        * Index performance is from 12/31/01.

LORD ABBETT BOND DEBENTURE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined with Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Eli M. Salzmann and Sholom Dinsky head the team and have the joint and primary responsibility for the day-to-day management of the Portfolio. The other senior member of the team is Kenneth G. Fuller. Messrs. Salzmann and Dinsky are Partners of Lord Abbett. Messrs. Salzmann and Dinsky have been with Lord Abbett since 1997 and 2000, respectively. Mr. Fuller, Investment Manager--Large Cap Value, joined Lord Abbett in 2002 from Pioneer Investment Management, Inc., where he served as Portfolio Manager and Senior Vice President from 1999 to 2002. Prior thereto, he served as a Principal of Manley, Fuller Asset Management.


LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. The investment management team is headed by Kevin P. Ferguson who is primarily responsible for the day-to-day management of the Portfolio. Mr. Ferguson, Partner and Mid Cap Growth Investment Manager, joined Lord Abbett in 1999.

LORD ABBETT MID-CAP VALUE PORTFOLIO


  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Edward K. von der Linde heads the team and the other senior members of the team are Eileen Banko, Howard E. Hansen, and David G. Builder. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Portfolio. Mr. von der Linde is a partner and joined Lord Abbett in 1988. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995, Ms. Banko, Equity Analyst, joined Lord Abbett in 1990, and Mr. Builder, Equity Analyst, joined Lord Abbett in 1998.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services, which in turn is an indirect wholly-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services organization). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005.


  . The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

  . Mr. Melendez, Vice President of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . Mr. Garcia, Vice President of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.


OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $200 billion in assets as of December 31, 2005, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  William L. Wilby and Marc L. Baylin, CFA act as co-managers of the
     Portfolio.

  . Mr. Wilby has been a Senior Vice President of Oppenheimer since July 1994 and Senior Investment Officer, Director of Equities of the Adviser since July 2004. Mr. Wilby was Senior Investment Officer, Director of International Equities of the Adviser from May 2000 through July 2004 and Senior Vice President of HarbourView Asset Management Corporation, a subsidiary of Oppenheimer, from May 1999 through November 2001.

  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2005, PIMCO had approximately $594.1 billion in assets under management.


  . Pasi Hamalainen is responsible for the day-to-day management of the Portfolio's assets. William H. Gross heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the Portfolio. Pasi Hamalainen, Managing Director, generalist portfolio manager, member of PIMCO's investment committee and head of risk oversight, joined PIMCO in 1994.

  . William H. Gross, CFA, Managing Director and chief investment officer, was a founding partner of PIMCO in 1971.


PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston, Massachusetts 02109, is the Adviser to the Pioneer Fund, Pioneer Mid-Cap Value and Pioneer Strategic Income Portfolios of the Trust. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $48 billion.

PIONEER FUND PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001.

PIONEER MID-CAP VALUE PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of J. Rodman Wright, portfolio manager, and Sean Gavin, assistant portfolio manager. Mr. Wright and Mr. Gavin are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Wright is a senior president of Pioneer. He joined Pioneer in 1994 as an analyst and has been an investment professional since 1988.
     Mr. Gavin is a vice president and joined Pioneer in 2002 as an assistant portfolio manager. Prior to joining Pioneer, Mr. Gavin was employed as an analyst at Boston Partners from 2000 to 2002 and at Delphi Management from 1998 to 2000.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Pioneer Mid-Cap Value Portfolio and the Pioneer Mid Cap Value Fund, which is also advised by Pioneer, have substantially similar investment objectives, policies, and strategies. Since the predecessor of the Portfolio commenced operations in 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Pioneer, performance information regarding the Pioneer Mid Cap Value Fund is presented. Management fees paid by the Pioneer Mid Cap Value Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Pioneer Mid Cap Value Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the Pioneer Mid Cap Value Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Pioneer Mid Cap Value Fund and the Portfolio will vary.

The table below compares the Pioneer Mid Cap Value Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05 with the Russell Midcap Value Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. Performance for periods prior to July 2, 1998 (the inception date of Class Y shares) reflects the performance of the Fund's Class A shares without sales charges. Performance does not reflect differences in expenses including Rule 12b-1 fees applicable to Class A shares. If such fees had been excluded, the performance for Class Y shares prior to inception would have been higher. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



           Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                            1 Year 5 Year 10 Year
------------------------------------------- ------ ------ -------
Pioneer Mid Cap Value Fund (Class Y shares)  8.07% 11.30% 11.09%
Russell Midcap Value Index                  12.65% 12.21% 13.65%

PIONEER STRATEGIC INCOME PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

PUTNAM INVESTMENT MANAGEMENT, LLC ("Putnam"), One Post Office Square, Boston, Massachusetts 02109, is the Adviser to the Met/Putnam Capital Opportunities Portfolio of the Trust. Putnam has been managing mutual funds since 1937 and is an indirect subsidiary of Marsh & McLennan Companies. As of December 31, 2005, Putnam had over $189 billion in assets under investment management.


  . Putnam's U.S. Small- and Mid-Cap Core Team has primary responsibility for the day-to-day management of the Portfolio. The following team members coordinate the team's management of the Portfolio: Joseph P. Joseph, Portfolio Leader, has been with Putnam since 1994; Tinh Bui, Portfolio Member, has been with Putnam since 2001--prior to 2001, with PPM America; Gerald I. Moore, Portfolio Member, has been with Putnam since 1997.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Putnam Capital Opportunities Portfolio and the Putnam Capital Opportunities Fund, which is also advised by Putnam, have substantially similar investment objectives, policies, and strategies. Putnam began managing the Portfolio on May 1, 2003. In order to provide you with information regarding the investment capabilities of Putnam, performance information regarding the Putnam Capital Opportunities Fund is presented. Management fees paid by the Putnam Capital Opportunities Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Putnam Capital Opportunities Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the Putnam Capital Opportunities Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Putnam Research Fund and the Portfolio will vary.

The table below compares the Putnam Capital Opportunities Fund's average annual compounded total returns for the 1- and 5-year periods and since inception on 6/1/98 through 12/31/05 with the Russell 2000 Index. Russell 2000 Index is a widely recognized unmanaged index that measures small company stock performance. Russell 2500 Index is a widely recognized unmanaged index that measures the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



            Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                                           Since
                                           1 Year 5 Year Inception
------------------------------------------ ------ ------ ---------
Putnam Capital Opportunities Fund--Class A
 shares (with sales charge)                10.47%  5.10%   8.82%
Russell 2000 Index                          4.55%  8.22%   6.61%
Russell 2500 Index                          8.11%  9.14%   8.88%



T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid-Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2005, T. Rowe Price and its affiliates managed over $269.5 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.


  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. Brian W. H. Berghuis acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and has been managing investments since 1988.


MORGAN STANLEY INVESTMENT MANAGEMENT INC., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"), 1221 Avenue of the Americas, New York, New York 10020, is the Adviser to the Van Kampen Comstock Portfolio of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2005, Van Kampen, together with its affiliated asset management companies managed approximately $434 billion in assets.


  . The Portfolio is managed by Van Kampen's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991. Mr. Leder and Mr. Holt are Executive Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS


Since the Portfolio commenced operations in April 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Van Kampen, performance information regarding the Van Kampen Comstock Composite is presented. This chart does not show you the performance of the Van Kampen Comstock Portfolio--it shows the performance of similar accounts also managed by Van Kampen. This chart shows the historical performance of the Van Kampen Comstock Composite. The accounts in the Composite have investment objectives, policies and strategies that are substantially similar to those of the Van Kampen Comstock Portfolio. As of December 31, 2005, the Composite consisted of 31 mutual funds.


The performance shows the historical track record of the Adviser and is not intended to imply how the Van Kampen Comstock Portfolio will perform. Total returns represent past performance of the Composite and not the Van Kampen Comstock Portfolio.


 Annual Total Returns/Average Annual Total Returns
      for the Periods Ending December 31, 2005
----------------------------------------------------
              Van Kampen                  Russell 1000
               Comstock        S&P 500       Value
Year/Period Composite (%)/1/ Index (%)/2/ Index (%)/2/
----------- ---------------  -----------  ------------
  2005            4.20           4.91          7.05
  2004           17.36          10.88         16.49
  2003           30.67          28.68         30.03
  2002          -19.80         -22.09        -15.52
  2001           -1.98         -11.88         -5.59
  2000           31.73          -9.12          7.02
  1999            2.26          21.04          7.35
  1998           20.05          28.57         15.63
  1997           29.84          33.36         35.18
  1996/3/         7.56           5.42         21.64
------------------------------------------------------


       /1 /This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The Van Kampen Comstock Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable.
       /2 /The Standard & Poor's 500 Composite Stock Price Index, an index of the stocks of approximately 500 large- and medium-sized companies traded in U.S. stock markets. Results include reinvested dividends. The Russell 1000 Value Index consists of those Russell 1000 companies with lower price to book ratios.
      /3/ The inception date of the composite was 11/1/96. Total returns and expenses are not annualized for the first year of operations.

DISTRIBUTION PLAN


Each Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% of the average daily net assets of each Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com); (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.


A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS


The fiscal year of each Portfolio ends on December 31 of each year, except for Pioneer Strategic Income Portfolio which has a fiscal year end of October 31. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares and Class B shares of each Portfolio (except for Pioneer Fund Portfolio, Pioneer Mid-Cap Value Portfolio and Pioneer Strategic Income Portfolio which only offer Class A shares and Lord Abbett America's Value Portfolio which only offers Class B shares) only to the separate accounts of MetLife to fund Contracts. Class E shares of the Portfolios are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.


Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A shares and Class B shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). With the exception of Pioneer Fund Portfolio, Pioneer Mid-Cap Value Portfolio and Pioneer Strategic Income Portfolio, this information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request. The information for the year ended December 31, 2005, in the cases of Pioneer Fund Portfolio and Pioneer Mid-Cap Value Portfolio, and for the year ended October 31, 2005, in the case of Pioneer Strategic Income Portfolio, has been audited by Deloitte & Touche LLP. For the years 2001 through 2004, other independent accountants have audited this information with respect to each of Pioneer Fund Portfolio and Pioneer Strategic Income Portfolio. Deloitte & Touche LLP's reports, along with each of the Pioneer Fund Portfolio's, Pioneer Mid-Cap Value Portfolio's and Pioneer Strategic Income Portfolio's financial statements are included in the Annual Report of The Travelers Series Trust (funds of which are the predecessors of each of the Pioneer Fund Portfolio, Pioneer Mid-Cap Value Portfolio, and Pioneer Strategic Income Portfolio), which is also available upon request.

  LEGG MASON VALUE EQUITY PORTFOLIO


                                                                                              FOR THE PERIOD FROM
                                                                                                NOVEMBER 1, 2005
                                                                                                (COMMENCEMENT OF
                                                                                                 OPERATIONS) TO
CLASS A                                                                                       DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $10.00
                                                                                                    -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                                    --
NET REALIZED AND UNREALIZED GAINS                                                                      0.65
                                                                                                    -------
TOTAL FROM INVESTMENT OPERATIONS                                                                       0.65
                                                                                                    -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                                     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                            --
                                                                                                    -------
TOTAL DISTRIBUTIONS                                                                                      --
                                                                                                    -------
NET ASSET VALUE, END OF PERIOD                                                                       $10.65
                                                                                                    -------
TOTAL RETURN                                                                                          6.50%
                                                                                                    -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                                $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                            0.80%++
NET INVESTMENT INCOME                                                                               0.08%++
PORTFOLIO TURNOVER RATE                                                                               9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                                                                     8.27%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                            LEGG MASON VALUE EQUITY PORTFOLIO




                                                                                              FOR THE PERIOD FROM
                                                                                                NOVEMBER 1, 2005
                                                                                                (COMMENCEMENT OF
                                                                                                 OPERATIONS) TO
CLASS B                                                                                       DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                  $10.00
                                                                                                   ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                                                   (0.01)
NET REALIZED AND UNREALIZED GAINS                                                                       0.66
                                                                                                   ---------
TOTAL FROM INVESTMENT OPERATIONS                                                                        0.65
                                                                                                   ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                                      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                             --
                                                                                                   ---------
TOTAL DISTRIBUTIONS                                                                                       --
                                                                                                   ---------
NET ASSET VALUE, END OF PERIOD                                                                        $10.65
                                                                                                   ---------
TOTAL RETURN                                                                                           6.50%
                                                                                                   ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                                 $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                             1.05%++
NET INVESTMENT LOSS                                                                                (0.36)%++
PORTFOLIO TURNOVER RATE                                                                                9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                                                                      4.54%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT AMERICA'S VALUE PORTFOLIO



                                                                                         FOR THE PERIOD FROM
                                                                                             MAY 1, 2003
                                                                                           (COMMENCEMENT OF
                                               FOR THE YEARS ENDED  FOR THE YEARS ENDED     OPERATIONS) TO
CLASS B                                        DECEMBER 31, 2005(A) DECEMBER 31, 2004(A) DECEMBER 31, 2003(A)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $13.55               $11.80               $10.00
                                                     -------               ------              -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.39                 0.38                 0.28
NET REALIZED AND UNREALIZED GAINS                       0.15                 1.73                 1.81
                                                     -------               ------              -------
TOTAL FROM INVESTMENT OPERATIONS                        0.54                $2.11                 2.09
                                                     -------               ------              -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --               (0.24)               (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.03)               (0.12)               (0.10)
                                                     -------               ------              -------
TOTAL DISTRIBUTIONS                                   (0.03)               (0.36)               (0.29)
                                                     -------               ------              -------
NET ASSET VALUE, END OF PERIOD                        $14.06               $13.55               $11.80
                                                     -------               ------              -------
TOTAL RETURN                                           3.95%               17.73%               21.05%
                                                     -------               ------              -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $72.1                $35.5                 $9.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               1.09%                1.09%              1.05%++
NET INVESTMENT INCOME                                  2.91%                3.03%              3.78%++
PORTFOLIO TURNOVER RATE                              23.7%++                31.2%               56.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER
AND BROKER REBATES:                                    1.17%                1.59%              3.44%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                          LORD ABBETT BOND DEBENTURE PORTFOLIO*


                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                             ---------------------------------------
CLASS A                                                      2005(A) 2004(A) 2003(A) 2002(A) 2001(A)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $12.63  $12.04  $10.24   $11.22 $11.75
                                                             ------  ------  ------  ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.75    0.70    0.73     0.77   0.90
NET REALIZED AND UNREALIZED GAINS (LOSSES)                   (0.52)    0.31    1.27   (0.79) (0.48)
                                                             ------  ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS                               0.23    1.01    2.00   (0.02)   0.42
                                                             ------  ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.58)  (0.42)  (0.20)   (0.96) (0.95)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                    --      --      --       --     --
                                                             ------  ------  ------  ------- ------
TOTAL DISTRIBUTIONS                                          (0.58)  (0.42)  (0.20)   (0.96) (0.95)
                                                             ------  ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD                               $12.28  $12.63  $12.04   $10.24 $11.22
                                                             ------  ------  ------  ------- ------
TOTAL RETURN                                                  1.81%   8.43%  19.52%  (0.39)%  3.76%
                                                             ------  ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                      $856.4  $520.3  $234.6   $202.1 $154.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.56%   0.63%   0.70%    0.70%  0.72%
NET INVESTMENT INCOME                                         5.92%   5.65%   6.52%    7.43%  7.76%
PORTFOLIO TURNOVER RATE                                       42.1%   39.8%   36.9%    45.8%  66.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY MANAGER:                                       N/A     N/A   0.67%+   0.77%  0.75%

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Bond Debenture Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Bond Debenture Portfolio.
+ Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

N/A Not applicable

(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO


                                                                                 FOR THE PERIOD FROM
                                                                                    MARCH 22, 2001
                                                                                   (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                               --------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A) 2004(A)  2003(A)  2002(A) --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $12.54  $11.97  $10.21     $11.20        $12.03
                                               ------  ------  ------    -------        ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                            0.71    0.69    0.69       0.72          0.64
NET REALIZED AND UNREALIZED GAINS (LOSSES)     (0.52)    0.29    1.46     (0.76)        (0.52)
                                               ------  ------  ------    -------        ------
TOTAL FROM INVESTMENT OPERATIONS                 0.19    0.98    2.15     (0.04)          0.12
                                               ------  ------  ------    -------        ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME           (0.54)  (0.41)  (0.20)     (0.95)        (0.95)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS      --      --  (0.19)         --            --
                                               ------  ------  ------    -------        ------
TOTAL DISTRIBUTIONS                            (0.54)  (0.41)  (0.39)     (0.95)        (0.95)
                                               ------  ------  ------    -------        ------
NET ASSET VALUE, END OF PERIOD                 $12.19  $12.54  $11.97     $10.21        $11.20
                                               ------  ------  ------    -------        ------
TOTAL RETURN                                    1.49%   8.17%  19.15%    (0.57)%         1.17%+
                                               ------  ------  ------    -------        ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $704.5  $776.0  $758.2     $197.4         $31.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                        0.81%   0.88%   0.96%      0.95%         0.95%++
NET INVESTMENT INCOME                           5.65%   5.61%   6.11%      7.12%         7.38%++
PORTFOLIO TURNOVER RATE                         42.1%   39.8%   36.9%      45.8%         66.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER:       N/A     N/A   0.91%+++   1.05%         0.98%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

N/A Not applicable

(a) Net investment income per share was calculated using average shares outstanding.

                                       LORD ABBETT GROWTH AND INCOME PORTFOLIO*


                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------
CLASS A                                                       2005(A)  2004(A)  2003(A)  2002(A)  2001(A)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $27.44   $24.41   $18.86   $25.05   $26.82
                                                              -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.40     0.33     0.23     0.21     0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                        0.61     2.82     5.56   (4.67)   (1.80)
                                                              -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                                  1.01     3.15     5.79   (4.46)   (1.55)
                                                              -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.31)   (0.12)   (0.24)   (0.21)   (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.55)       --       --   (1.52)       --
                                                              -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                             (0.86)   (0.12)   (0.24)   (1.73)   (0.22)
                                                              -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                                  $27.59   $27.44   $24.41   $18.86   $25.05
                                                              -------- -------- -------- -------- --------
TOTAL RETURN                                                     3.68%   12.92%   31.06% (17.95)%  (5.77)%
                                                              -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $1,985.7 $1,867.5 $1,167.7   $890.2 $1,205.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.53%    0.57%    0.62%    0.65%    0.64%
NET INVESTMENT INCOME                                            1.46%    1.30%    1.13%    0.94%    1.04%
PORTFOLIO TURNOVER RATE                                          45.9%    29.7%    37.0%    55.4%    69.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:               0.55%**  0.56%**  0.62%**    0.67%    0.64%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER REBATES:      N/A      N/A    0.61%    0.63%      N/A

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Lord Abbett Growth and Income Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Lord Abbett Growth and Income Portfolio.

** Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO


                                                                                   FOR THE PERIOD FROM
                                                                                      MARCH 22, 2001
                                                                                     (COMMENCEMENT OF
                                                FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                               ----------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A)  2004(A)  2003(A)  2002(A)  --------------------
-----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $27.27   $24.29   $18.78   $25.01        $23.59
                                               -------- -------- -------- --------       -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                              0.33     0.27     0.18     0.17          0.13
NET REALIZED AND UNREALIZED GAINS (LOSSES)         0.61     2.80     5.54   (4.67)          1.51
                                               -------- -------- -------- --------       -------
TOTAL FROM INVESTMENT OPERATIONS                   0.94     3.07     5.72   (4.50)          1.64
                                               -------- -------- -------- --------       -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME             (0.23)   (0.09)   (0.21)   (0.21)        (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS    (0.55)       --       --   (1.52)            --
                                               -------- -------- -------- --------       -------
TOTAL DISTRIBUTIONS                              (0.78)   (0.09)   (0.21)   (1.73)        (0.22)
                                               -------- -------- -------- --------       -------
NET ASSET VALUE, END OF PERIOD                   $27.43   $27.27   $24.29   $18.78        $25.01
                                               -------- -------- -------- --------       -------
TOTAL RETURN                                      3.39%   12.65%   30.73% (18.12)%        6.96%+
                                               -------- -------- -------- --------       -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $1,130.5 $1,282.3 $1,081.0   $337.3         $98.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                          0.78%    0.82%    0.86%    0.90%       0.89%++
NET INVESTMENT INCOME                             1.21%    1.08%    0.87%    0.78%       0.72%++
PORTFOLIO TURNOVER RATE                           45.9%    29.7%    37.0%    55.4%        69.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                  0.80%*   0.80%*   0.86%*    0.93%       0.89%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                     N/A      N/A    0.86%    0.88%           N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                   LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO


                                                                                FOR THE PERIOD FROM
                                                                                    MAY 1, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                        2005(A) 2004(A) 2003(A) 2002(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $10.43   $9.24  $6.78     $8.95          $9.58
                                               ------- ------- ------  --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                             (0.04)  (0.04) (0.05)    (0.04)         (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)        0.54    1.23   2.51    (2.13)         (0.60)
                                               ------- ------- ------  --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                  0.50    1.19   2.46    (2.17)         (0.63)
                                               ------- ------- ------  --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                --      --     --        --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS   (0.74)      --     --        --             --
                                               ------- ------- ------  --------      ---------
TOTAL DISTRIBUTIONS                             (0.74)      --     --        --             --
                                               ------- ------- ------  --------      ---------
NET ASSET VALUE, END OF PERIOD                  $10.19  $10.43  $9.24     $6.78          $8.95
                                               ------- ------- ------  --------      ---------
TOTAL RETURN                                     4.71%  12.76% 36.43%  (24.25)%       (6.58)%+
                                               ------- ------- ------  --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)          $21.5   $26.5  $27.6      $3.8           $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                         0.90%   0.90%  0.90%     0.85%        0.85%++
NET INVESTMENT INCOME (LOSS)                   (0.35)% (0.43)%  0.57%   (0.52)%      (0.54)%++
PORTFOLIO TURNOVER RATE                         103.9%   99.5% 119.0%     89.6%         89.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                  0.99%   0.95%  1.04%     1.69%        5.19%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO


                                                                                FOR THE PERIOD FROM
                                                                                 FEBRUARY 12, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A) 2004(A) 2003(A) 2002(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $10.30   $9.16   $6.75    $8.93         $10.00
                                               ------- ------- ------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                             (0.06)  (0.06)  (0.07)   (0.06)         (0.06)
NET REALIZED AND UNREALIZED LOSSES                0.54    1.20    2.48   (2.12)         (1.01)
                                               ------- ------- ------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                  0.48    1.14    2.41   (2.18)         (1.07)
                                               ------- ------- ------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                --      --      --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS   (0.74)      --      --       --             --
                                               ------- ------- ------- --------      ---------
TOTAL DISTRIBUTIONS                             (0.74)      --      --       --             --
                                               ------- ------- ------- --------      ---------
NET ASSET VALUE, END OF PERIOD                  $10.04  $10.30   $9.16    $6.75          $8.93
                                               ------- ------- ------- --------      ---------
TOTAL RETURN                                     4.58%  12.45%  35.70% (24.41)%      (10.70)%+
                                               ------- ------- ------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)          $40.9   $36.0   $27.6    $13.7           $8.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                         1.15%   1.15%   1.14%    1.10%        1.10%++
NET INVESTMENT LOSS                            (0.58)% (0.66)% (0.83)%  (0.77)%      (0.78)%++
PORTFOLIO TURNOVER RATE                         103.9%   99.5%  119.0%    89.6%         89.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                  1.24%   1.20%   1.39%    1.98%        5.44%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                         LORD ABBETT MID-CAP VALUE PORTFOLIO*


                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                             ---------------------------------------
CLASS A                                                      2005(A) 2004(A) 2003(A) 2002(A) 2001(A)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $21.64  $17.80   $14.41  $16.64 $16.92
                                                             ------  ------  ------- ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.19    0.17     0.15    0.16   0.14
NET REALIZED AND UNREALIZED GAINS                              1.60    4.25     3.62  (1.71)   1.14
                                                             ------  ------  ------- ------- ------
TOTAL FROM INVESTMENT OPERATIONS                               1.79    4.42     3.77  (1.55)   1.28
                                                             ------  ------  ------- ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.13)  (0.10)   (0.11)  (0.07) (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                (0.83)  (0.48)   (0.27)  (0.61) (1.48)
                                                             ------  ------  ------- ------- ------
TOTAL DISTRIBUTIONS                                          (0.96)  (0.58)   (0.38)  (0.68) (1.56)
                                                             ------  ------  ------- ------- ------
NET ASSET VALUE, END OF PERIOD                               $22.47  $21.64   $17.80  $14.41 $16.64
                                                             ------  ------  ------- ------- ------
TOTAL RETURN                                                  8.28%  24.82%   26.15% (9.31)%  8.10%
                                                             ------  ------  ------- ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                      $113.3  $125.1    $90.8   $74.0  $75.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.76%   0.78%    0.83%   0.89%  0.92%
NET INVESTMENT INCOME                                         0.86%   0.86%    0.98%   1.04%  0.86%
PORTFOLIO TURNOVER RATE                                       26.2%   19.7%    18.8%   29.0%  40.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.76%     N/A  0.82%**   0.90%  0.94%

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Mid-Cap Value Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Mid-Cap Value Portfolio.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  LORD ABBETT MID-CAP VALUE PORTFOLIO


                                                                                FOR THE PERIOD FROM
                                                                                   APRIL 3, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A) 2004(A) 2003(A)  2002(A) --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $21.48  $17.70    $14.35  $16.62        $16.41
                                               ------  ------  -------- -------       -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                            0.14    0.12      0.11    0.13          0.08
NET REALIZED AND UNREALIZED GAINS                1.59    4.22      3.60  (1.72)          1.69
                                               ------  ------  -------- -------       -------
TOTAL FROM INVESTMENT OPERATIONS                 1.73    4.34      3.71  (1.59)          1.77
                                               ------  ------  -------- -------       -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME             0.10  (0.08)    (0.09)  (0.07)        (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS  (0.83)  (0.48)    (0.27)  (0.61)        (1.48)
                                               ------  ------  -------- -------       -------
TOTAL DISTRIBUTIONS                            (0.93)  (0.56)    (0.36)  (0.68)        (1.56)
                                               ------  ------  -------- -------       -------
NET ASSET VALUE, END OF PERIOD                 $22.28  $21.48    $17.70  $14.35        $16.62
                                               ------  ------  -------- -------       -------
TOTAL RETURN                                    8.05%  24.50%    25.87% (9.58)%       11.33%+
                                               ------  ------  -------- -------       -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $229.0  $179.1    $100.0   $51.6         $16.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                        1.01%   1.03%     1.08%   1.14%       1.15%++
NET INVESTMENT INCOME                           0.62%   0.60%     0.73%   0.83%       0.68%++
PORTFOLIO TURNOVER RATE                         26.2%   19.7%     18.8%   29.0%        40.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                 1.02%     N/A  1.06%+++   1.16%       1.17%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable.
(a) Net investment income per share calculated using average shares outstanding.

                                  MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO*





                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                            ----------------------------------------
CLASS A                                                     2005(A) 2004(A) 2003(A) 2002(A)  2001(A)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                        $14.13  $11.92   $9.26    $11.74  $14.82
                                                            ------  ------  ------  -------- -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                         0.04    0.04    0.01     0.00+    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)                    1.38    2.17    2.65    (2.47)  (1.22)
                                                            ------  ------  ------  -------- -------
TOTAL FROM INVESTMENT OPERATIONS                              1.42    2.21    2.66    (2.47)  (1.20)
                                                            ------  ------  ------  -------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                        (0.04)      --      --    (0.01)  (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   --      --      --        --  (1.86)
                                                            ------  ------  ------  -------- -------
TOTAL DISTRIBUTIONS                                         (0.04)      --      --    (0.01)  (1.88)
                                                            ------  ------  ------  -------- -------
NET ASSET VALUE, END OF PERIOD                              $15.51  $14.13  $11.92     $9.26  $11.74
                                                            ------  ------  ------  -------- -------
TOTAL RETURN                                                10.08%  18.54%  28.73%  (21.05)% (8.42)%
                                                            ------  ------  ------  -------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                      $39.5   $46.9   $50.0     $47.2   $76.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                     1.22%   1.19%   1.25%     1.20%   1.09%
NET INVESTMENT INCOME                                        0.29%   0.34%   0.08%     0.01%   0.14%
PORTFOLIO TURNOVER RATE                                      88.3%   84.5%  231.2%     77.6%   79.9%
(1)RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:             1.22%     N/A     N/A       N/A     N/A

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Small Cap Stock Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Small Cap Stock Portfolio. Effective May 1, 2003, the Portfolio changed its name to Met/Putnam Capital Opportunities Portfolio and Putnam Investment Management, LLC became the Portfolio's Adviser.
+  Less than $.0005 per share
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO*





                                                                                FOR THE PERIOD FROM
                                                                                   APRIL 3, 2001
                                                                                  (COMMENCEMENT OF
                                                                                   OPERATIONS) TO
CLASS B                                        2005(A) 2004(A) 2003(A) 2002(A)  DECEMBER 31, 2001(A)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $14.01  $11.84    $9.23   $11.72          $12.25
                                               ------  ------  ------- --------      ----------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                     0.01    0.01   (0.02)   (0.02)           0.00+
NET REALIZED AND UNREALIZED GAINS (LOSSES)       1.36    2.16     2.63   (2.46)            1.35
                                               ------  ------  ------- --------      ----------
TOTAL FROM INVESTMENT OPERATIONS                 1.37    2.17     2.61   (2.48)            1.35
                                               ------  ------  ------- --------      ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME           (0.02)      --       --   (0.01)          (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS      --      --       --       --          (1.86)
                                               ------  ------  ------- --------      ----------
TOTAL DISTRIBUTIONS                            (0.02)      --       --   (0.01)          (1.88)
                                               ------  ------  ------- --------      ----------
NET ASSET VALUE, END OF PERIOD                 $15.36  $14.01   $11.84    $9.23          $11.72
                                               ------  ------  ------- --------      ----------
TOTAL RETURN                                    9.79%  18.33%   28.28% (21.19)%        10.61%++
                                               ------  ------  ------- --------      ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)          $5.3    $4.0     $2.9     $2.1            $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                        1.47%   1.45%    1.50%    1.47%        1.40%+++
NET INVESTMENT INCOME (LOSS)                    0.05%   0.12%  (0.20)%  (0.23)%      (0.10)%+++
PORTFOLIO TURNOVER RATE                         88.3%   84.5%   231.2%    77.6%         79.9%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                 1.47%     N/A      N/A      N/A             N/A

--------------------------------------------------------------------------------
* Effective May 1, 2003, the Portfolio changed its name to Met/Putnam Capital Opportunities Portfolio and Putnam Investment Management, LLC became the Portfolio's Adviser.
+  Less than $.0005 per share
++ Non-annualized
+++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO


                                                                                FOR THE PERIOD FROM
                                                                                    MAY 1, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                        2005(A) 2004(A) 2003(A) 2002(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $11.72   $9.81   $7.49     $8.48          $9.55
                                               ------  ------  ------  --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                     0.14    0.08    0.06      0.06         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)       1.83    1.85    2.34    (1.04)         (1.04)
                                               ------  ------  ------  --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                 1.97    1.93    2.40    (0.98)         (1.05)
                                               ------  ------  ------  --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME           (0.07)      --  (0.08)    (0.01)         (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS  (0.62)  (0.02)      --        --             --
                                               ------  ------  ------  --------      ---------
TOTAL DISTRIBUTIONS                            (0.69)  (0.02)  (0.08)    (0.01)         (0.02)
                                               ------  ------  ------  --------      ---------
NET ASSET VALUE, END OF PERIOD                 $13.00  $11.72   $9.81     $7.49          $8.48
                                               ------  ------  ------  --------      ---------
TOTAL RETURN                                   16.77%  19.72%  32.20%  (11.52)%      (11.04)%+
                                               ------  ------  ------  --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $624.2  $304.0   $67.3      $9.4           $3.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                        0.93%   1.06%   1.09%     1.00%        1.00%++
NET INVESTMENT INCOME (LOSS)                    1.18%   0.75%   0.68%     0.73%      (0.01)%++
PORTFOLIO TURNOVER RATE                         84.5%   98.5%   99.0%    114.1%        133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                0.93%*  0.94%*   1.11%     1.86%        5.08%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                   N/A     N/A   1.09%     1.00%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable

(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO


                                                                                FOR THE PERIOD FROM
                                                                                 FEBRUARY 12, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A) 2004(A) 2003(A) 2002(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $11.68   $9.79   $7.47     $8.48         $10.00
                                               ------  ------  ------  --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                            0.11    0.05    0.05      0.03           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)       1.81    1.86    2.33    (1.03)         (1.52)
                                               ------  ------  ------  --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                 1.92    1.91    2.38    (1.00)         (1.51)
                                               ------  ------  ------  --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME           (0.04)      --  (0.06)    (0.01)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS  (0.62)  (0.02)      --        --             --
                                               ------  ------  ------  --------      ---------
TOTAL DISTRIBUTIONS                            (0.66)  (0.02)  (0.06)    (0.01)         (0.01)
                                               ------  ------  ------  --------      ---------
NET ASSET VALUE, END OF PERIOD                 $12.94  $11.68   $9.79     $7.47          $8.48
                                               ------  ------  ------  --------      ---------
TOTAL RETURN                                   16.42%  19.56%  32.04%  (11.80)%      (15.14)%+
                                               ------  ------  ------  --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $443.5  $396.0  $186.0     $67.1          $14.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                        1.19%   1.32%   1.33%     1.25%        1.25%++
NET INVESTMENT INCOME                           0.90%   0.47%   0.56%     0.34%        0.13%++
PORTFOLIO TURNOVER RATE                         84.5%   98.5%   99.0%    114.1%        133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                1.19%*  1.18%*   1.39%     2.07%        5.33%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                   N/A     N/A   1.33%     1.25%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable

(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO


                                                                                               FOR THE PERIOD FROM
                                                                                                 JANUARY 2, 2002
                                                                                                 (COMMENCEMENT OF
                                                              FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                              -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                                       2005(A)    2004(A)    2003(A)    --------------------
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $8.36      $8.33      $6.47              $8.57
                                                              ------     ------     ------          ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                           0.03       0.07       0.01               0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      0.39       0.47       1.85             (2.11)
                                                              ------     ------     ------          ---------
TOTAL FROM INVESTMENT OPERATIONS                                0.42       0.54       1.86             (2.10)
                                                              ------     ------     ------          ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                          (0.01)     (0.06)         --          (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                 (0.08)     (0.45)         --                 --
                                                              ------     ------     ------          ---------
TOTAL DISTRIBUTIONS                                           (0.09)     (0.51)         --          (0.00)+++
                                                              ------     ------     ------          ---------
NET ASSET VALUE, END OF PERIOD                                 $8.69      $8.36      $8.33              $6.47
                                                              ------     ------     ------          ---------
TOTAL RETURN                                                   4.99%      6.70%     28.75%          (24.47)%+
                                                              ------     ------     ------          ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $664.2     $298.0       $0.2               $0.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                       0.69%      0.68%      0.72%            0.75%++
NET INVESTMENT INCOME                                          0.42%      0.90%      0.07%            0.17%++
PORTFOLIO TURNOVER RATE                                        72.4%      65.3%      36.6%             20.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.64%*     0.69%*     0.75%*            0.99%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER REBATES:    N/A        N/A      0.72%                N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO


                                                                                 FOR THE PERIOD FROM
                                                                                  FEBRUARY 12, 2001
                                                                                   (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                               --------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A) 2004(A) 2003(A)  2002(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $8.31   $8.29    $6.45     $8.57         $10.00
                                               ------  ------  ------- ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                            0.01    0.06       --   0.00+++        0.00+++
NET REALIZED AND UNREALIZED GAINS (LOSSES)       0.38    0.46     1.84    (2.12)         (1.43)
                                               ------  ------  ------- ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS                 0.39    0.52     1.84    (2.12)         (1.43)
                                               ------  ------  ------- ---------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME               --  (0.05)       -- (0.00)+++      (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS  (0.08)  (0.45)       --        --             --
                                               ------  ------  ------- ---------      ---------
TOTAL DISTRIBUTIONS                            (0.08)  (0.50)       -- (0.00)+++      (0.00)+++
                                               ------  ------  ------- ---------      ---------
NET ASSET VALUE, END OF PERIOD                  $8.62   $8.31    $8.29     $6.45          $8.57
                                               ------  ------  ------- ---------      ---------
TOTAL RETURN                                    4.71%   6.40%   28.53%  (24.73)%      (14.27)%+
                                               ------  ------  ------- ---------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $501.8  $634.6   $551.0    $122.4          $26.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                        0.94%   0.95%    0.99%     1.00%        1.00%++
NET INVESTMENT INCOME (LOSS)                    0.18%   0.67%  (0.03)%   (0.02)%        0.04%++
PORTFOLIO TURNOVER RATE                         72.4%   65.3%    36.6%     20.6%         29.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                0.89%*  0.91%*   0.98%*     1.22%        3.21%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                   N/A     N/A    0.99%       N/A            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO


                                                                                FOR THE PERIOD FROM
                                                                                    MAY 1, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------  DECEMBER 31, 2001(A)
CLASS A                                        2005(A)  2004(A) 2003(A) 2002(A) --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $11.40   $11.61  $11.34  $10.35         $10.03
                                               ------   ------  ------  ------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                            0.40     0.20    0.28    0.33           0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES)     (0.12)     0.40    0.23    0.66           0.40
                                               ------   ------  ------  ------        -------
TOTAL FROM INVESTMENT OPERATIONS                 0.28     0.60    0.51    0.99           0.67
                                               ------   ------  ------  ------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME           (0.01)   (0.81)  (0.13)      --         (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS  (0.07)       --  (0.11)      --         (0.15)
                                               ------   ------  ------  ------        -------
TOTAL DISTRIBUTIONS                            (0.08)   (0.81)  (0.24)      --         (0.35)
                                               ------   ------  ------  ------        -------
NET ASSET VALUE, END OF PERIOD                 $11.60   $11.40  $11.61  $11.34         $10.35
                                               ------   ------  ------  ------        -------
TOTAL RETURN                                    2.46%    5.25%   4.53%   9.57%         6.68%+
                                               ------   ------  ------  ------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $912.6   $578.0  $194.5  $155.0          $59.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                        0.57%    0.57%   0.59%   0.65%        0.65%++
NET INVESTMENT INCOME                           3.42%    1.69%   2.43%   3.06%        3.76%++
PORTFOLIO TURNOVER RATE                        344.2%   416.0%  547.1%  474.4%        346.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER:     0.57%      N/A  0.57%*  0.64%*        1.15%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

N/A Not applicable.

(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO


                                                                                   FOR THE PERIOD FROM
                                                                                    FEBRUARY 12, 2001
                                                                                     (COMMENCEMENT OF
                                                 FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                                 --------------------------------- DECEMBER 31, 2001(A)
CLASS B                                          2005(A)  2004(A)  2003(A) 2002(A) --------------------
-----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $11.32   $11.54 $11.29  $10.33         $10.00
                                                 -------- -------- ------  ------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                0.37     0.19   0.24    0.31           0.32
NET REALIZED AND UNREALIZED GAINS (LOSSES)         (0.12)     0.38   0.25    0.65           0.34
                                                 -------- -------- ------  ------        -------
TOTAL FROM INVESTMENT OPERATIONS                     0.25     0.57   0.49    0.96           0.66
                                                 -------- -------- ------  ------        -------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME       --   (0.79) (0.13)      --         (0.18)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS      (0.07)       -- (0.11)      --         (0.15)
                                                 -------- -------- ------  ------        -------
TOTAL DISTRIBUTIONS                                (0.07)   (0.79) (0.24)      --         (0.33)
                                                 -------- -------- ------  ------        -------
NET ASSET VALUE, END OF PERIOD                     $11.50   $11.32 $11.54  $11.29         $10.33
                                                 -------- -------- ------  ------        -------
TOTAL RETURN                                        2.25%    4.98%  4.53%   9.29%         6.68%+
                                                 -------- -------- ------  ------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)          $1,107.7 $1,028.5 $893.8  $427.7          $46.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                            0.82%    0.81%  0.83%   0.90%        0.90%++
NET INVESTMENT INCOME                               3.13%    1.66%  2.07%   2.85%        3.48%++
PORTFOLIO TURNOVER RATE                            344.2%   416.0% 547.1%  474.4%        346.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER:         0.82%      N/A 0.82%*  0.90%*        1.40%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                                      PIONEER FUND PORTFOLIO*




                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------
CLASS A                                               2005(A) 2004(A) 2003(A) 2002(A)  2001(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.03   $10.92  $8.94    $13.87   $19.22
                                                      ------  ------- ------  -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.13     0.11   0.15      0.32     0.37
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.59     1.11   1.98    (4.47)   (4.65)
                                                      ------  ------- ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                        0.72     1.22   2.13    (4.15)   (4.28)
                                                      ------  ------- ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --   (0.11) (0.15)    (0.78)   (0.30)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             --       --     --        --   (0.77)
                                                      ------  ------- ------  -------- --------
TOTAL DISTRIBUTIONS                                       --   (0.11) (0.15)    (0.78)   (1.07)
                                                      ------  ------- ------  -------- --------
NET ASSET VALUE, END OF PERIOD                        $12.75   $12.03 $10.92     $8.94   $13.87
                                                      ------  ------- ------  -------- --------
TOTAL RETURN                                           5.99%   11.13% 23.78%  (30.21)% (23.00)%
                                                      ------  ------- ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $46      $33    $27       $22      $39
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               1.01%  0.99%**  1.12%     0.90%    0.81%
NET INVESTMENT INCOME                                  1.03%    0.98%  1.56%     2.88%    2.18%
PORTFOLIO TURNOVER RATE                                  16%      19%    98%       25%      20%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER:                       1.01%    1.12%  1.12%     0.90%    0.81%

--------------------------------------------------------------------------------

* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Pioneer Fund Portfolio, a series of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Pioneer Fund Portfolio.
** The investment manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

  PIONEER MID-CAP VALUE PORTFOLIO*



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS A                                                                           DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.00
                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                      0.03
NET REALIZED AND UNREALIZED GAINS                                                          0.95
                                                                                        -------
TOTAL FROM INVESTMENT OPERATIONS                                                           0.98
                                                                                        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                     (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                            (0.18)
                                                                                        -------
TOTAL DISTRIBUTIONS                                                                      (0.20)
                                                                                        -------
NET ASSET VALUE, END OF PERIOD                                                           $10.78
                                                                                        -------
TOTAL RETURN                                                                             9.84%+
                                                                                        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                      $6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                1.00%++
NET INVESTMENT INCOME                                                                   0.43%++
PORTFOLIO TURNOVER RATE                                                                    44%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                                                                3.08%++

--------------------------------------------------------------------------------

* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Pioneer Mid-Cap Value Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for the period prior to May 1, 2006 is that of the predecessor Pioneer Mid-Cap Value Portfolio.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                          PIONEER STRATEGIC INCOME PORTFOLIO*




                                                 FOR THE YEARS ENDED OCTOBER 31,
                                              --------------------------------------
CLASS A                                       2005(A) 2004(A) 2003(A)  2002    2001
------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $9.73    $9.53  $8.94    $9.94 $10.31
                                              ------  ------- ------  ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.53     0.57   0.63    1.14+   0.93
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (0.04)     0.48   1.04  (0.94)+ (0.47)
                                              ------  ------- ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS                0.49     1.05   1.67     0.20   0.46
                                              ------  ------- ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.66)   (0.85) (1.08)   (1.20) (0.83)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS     --       --     --       --     --
                                              ------  ------- ------  ------- ------
TOTAL DISTRIBUTIONS                           (0.66)   (0.85) (1.08)   (1.20) (0.83)
                                              ------  ------- ------  ------- ------
NET ASSET VALUE, END OF PERIOD                 $9.56    $9.73  $9.53    $8.94  $9.94
                                              ------  ------- ------  ------- ------
TOTAL RETURN                                   5.17%   11.66% 20.56%    2.00%  4.60%
                                              ------  ------- ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $186     $107   $100      $97   $128
RATIOS TO AVERAGE NET ASSETS:

EXPENSES                                       0.86%  0.90%**  1.00%    0.93%  0.90%
NET INVESTMENT INCOME                          5.58%    6.19%  7.05%   8.24%+  8.83%
PORTFOLIO TURNOVER RATE                          37%      56%   141%     208%   150%

--------------------------------------------------------------------------------

* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Pioneer Strategic Income Portfolio and the predecessor fund.
** The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.
+ Effective November 1, 2001, the Portfolio adopted a change in the accounting method that requires the Portfolio to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended
   October 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $1.16, $(0.96), and 8.42%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(a) Net investment income per share was calculated using average shares outstanding.

  T. ROWE PRICE MID-CAP GROWTH PORTFOLIO*





                                                                                FOR THE PERIOD FROM
                                                                                    MAY 1, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                        2005(A) 2004(A) 2003(A) 2002(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $7.55   $6.39   $4.66    $8.37          $9.76
                                               ------- ------- ------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                             (0.01)  (0.03)  (0.02)   (0.02)         (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)        1.13    1.19    1.75   (3.66)         (1.37)
                                               ------- ------- ------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                  1.12    1.16    1.73   (3.68)         (1.39)
                                               ------- ------- ------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                --      --      --       --             --
DISTRIBUTIONS FROM NET CAPITAL REALIZED GAINS   (0.18)      --      --   (0.03)             --
                                               ------- ------- ------- --------      ---------
TOTAL DISTRIBUTIONS                             (0.18)      --      --   (0.03)             --
                                               ------- ------- ------- --------      ---------
NET ASSET VALUE, END OF PERIOD                   $8.49   $7.55   $6.39    $4.66          $8.37
                                               ------- ------- ------- --------      ---------
TOTAL RETURN                                    14.87%  18.15%  37.12% (44.00)%      (14.24)%+
                                               ------- ------- ------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $258.6  $145.7   $34.8    $16.0          $13.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                         0.80%   0.90%   0.91%    0.80%        0.80%++
NET INVESTMENT LOSS                            (0.08)% (0.41)% (0.37)%  (0.34)%      (0.35)%++
PORTFOLIO TURNOVER RATE                          23.0%   51.7%   56.5%   157.2%         86.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                  0.81% 0.83%**   0.92%    1.10%        2.35%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                    N/A     N/A   0.83%    0.73%            N/A

--------------------------------------------------------------------------------
* Effective January 1, 2003, the Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price Associates, Inc. became the Portfolio's Adviser.

** Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                      T. ROWE PRICE MID-CAP GROWTH PORTFOLIO*





                                                                                  FOR THE PERIOD FROM
                                                                                   FEBRUARY 12, 2001
                                                                                    (COMMENCEMENT OF
                                                FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                               ---------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A) 2004(A)  2003(A)  2002(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $7.47    $6.34    $4.64    $8.34         $10.00
                                               ------- -------- -------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                             (0.03)   (0.05)   (0.04)   (0.03)         (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)        1.12     1.18     1.74   (3.64)         (1.62)
                                               ------- -------- -------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                  1.09     1.13     1.70   (3.67)         (1.66)
                                               ------- -------- -------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                --       --       --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS   (0.18)       --       --   (0.03)             --
                                               ------- -------- -------- --------      ---------
TOTAL DISTRIBUTIONS                             (0.18)       --       --   (0.03)             --
                                               ------- -------- -------- --------      ---------
NET ASSET VALUE, END OF PERIOD                   $8.38    $7.47    $6.34    $4.64          $8.34
                                               ------- -------- -------- --------      ---------
TOTAL RETURN                                    14.63%   17.82%   36.64% (44.04)%      (16.60)%+
                                               ------- -------- -------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $422.6   $345.0   $307.7    $62.6          $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                         1.05%    1.16%    1.18%    1.05%        1.05%++
NET INVESTMENT LOSS                            (0.34)%  (0.69)%  (0.64)%  (0.54)%      (0.53)%++
PORTFOLIO TURNOVER RATE                          23.0%    51.7%    56.5%   157.2%         86.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                  1.06% 1.07%+++ 1.16%+++    1.41%        2.60%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                    N/A      N/A    1.12%    0.96%            N/A

--------------------------------------------------------------------------------

* Effective January 1, 2003, the Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price Associates, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  VAN KAMPEN COMSTOCK PORTFOLIO

                                                                                              FOR THE PERIOD FROM
                                                                                                  MAY 1, 2005
                                                                                                (COMMENCEMENT OF
                                                                                                 OPERATIONS) TO
CLASS A                                                                                       DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $10.00
                                                                                                    -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                                  0.14
NET REALIZED AND UNREALIZED GAINS                                                                      0.45
                                                                                                    -------
TOTAL FROM INVESTMENT OPERATIONS                                                                       0.59
                                                                                                    -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                                 (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                        (0.08)
                                                                                                    -------
TOTAL DISTRIBUTIONS                                                                                  (0.19)
                                                                                                    -------
NET ASSET VALUE, END OF PERIOD                                                                       $10.40
                                                                                                    -------
TOTAL RETURN                                                                                         5.93%+
                                                                                                    -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                              $880.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                            0.68%++
NET INVESTMENT INCOME                                                                               2.02%++
PORTFOLIO TURNOVER RATE                                                                             75.7%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                                                                     0.68%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                VAN KAMPEN COMSTOCK PORTFOLIO



                                                                                              FOR THE PERIOD FROM
                                                                                                  MAY 1, 2005
                                                                                                (COMMENCEMENT OF
                                                                                                 OPERATIONS) TO
CLASS B                                                                                       DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $10.00
                                                                                                    -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                                  0.12
NET REALIZED AND UNREALIZED GAINS                                                                      0.46
                                                                                                    -------
TOTAL FROM INVESTMENT OPERATIONS                                                                       0.58
                                                                                                    -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                                 (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                        (0.08)
                                                                                                    -------
TOTAL DISTRIBUTIONS                                                                                  (0.19)
                                                                                                    -------
NET ASSET VALUE, END OF PERIOD                                                                       $10.39
                                                                                                    -------
TOTAL RETURN                                                                                         5.75%+
                                                                                                    -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                               $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                            0.93%++
NET INVESTMENT INCOME                                                                               1.71%++
PORTFOLIO TURNOVER RATE                                                                              75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                                                                     0.93%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:


                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854


Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):


[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in Washington, D.C. (for information call 202-551-5950).


[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                   PIMCO Inflation Protected Bond Portfolio

                                Class B Shares

                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                            PAGE

            INTRODUCTION                                     3
               Understanding the Trust                       3
               Understanding the Portfolio                   3

            THE PORTFOLIO                                    4

              INVESTMENT SUMMARY                             4
               PIMCO Inflation Protected Bond Portfolio      5

              MANAGEMENT                                     21
               The Manager                                   21
               Expense Limitation Agreement                  21
               The Adviser                                   22
               Distribution Plan                             23

            YOUR INVESTMENT                                  24
               Shareholder Information                       24
               Dividends, Distributions and Taxes            24
               Sales and Purchases of Shares                 25

            FINANCIAL HIGHLIGHTS                             30

            FOR MORE INFORMATION                         Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

To provide maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations (either through cash market purchases, forward commitments or derivative instruments). Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Lehman Global Real: U.S. TIPS Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio also may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

NON-DIVERSIFICATION RISK. Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year


                              04      05
                            ------  ------
                             8.99%   1.39%



                 High Quarter:   1st - 2004      +5.93%
                 Low Quarter:    2nd - 2004      -3.03%


The table below compares the Portfolio's Class B shares' average annual compounded total returns for the 1-year period and from inception through December 31, 2005, with the Lehman Global Real: U.S. TIPS Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/05
-------------------------------------------------
                                Since   Inception
                       1 Year Inception   Date
---------------------- ------ --------- ---------
Class B                 1.39%   5.86%    5/1/03
Lehman Brothers Global
 Real: U.S. TIPS Index  2.84%   6.36%*
*Index performance is from 05/1/03.

For information on Pacific Investment Management Company LLC's prior performance with a comparable fund, see page 23.


 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 22

..  For financial highlights see page 30

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class B
--------------------------------------------------
Management Fee                              0.50%
--------------------------------------------------
12b-1 Fees                                  0.25%
--------------------------------------------------
Other Expenses                              0.05%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.80%
--------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class B shares of the Portfolio will not exceed 0.90% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class B
-----------------
1 Year   $     82
-----------------
3 Years  $    256
-----------------
5 Years  $    446
-----------------
10 Years $    993
-----------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the 1940 Act, and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement.

The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally will have annual turnover rates of 100% or more.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of 0.50% of the average daily net assets of the Portfolio.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Trust's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.90% of daily net assets for Class B shares of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has pre-viously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Inflation Protected Bond Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2005, PIMCO had approximately $594.1 billion in assets under management.

JOHN B. BRYNJOLFSSON, CFA, Managing Director, Portfolio Manager. He is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. Mr. Brynjolfsson joined PIMCO in 1989, previously having been associated with Charles River Associates and JP Morgan Securities. He has nineteen years of investment experience, and holds a bachelor's degree in physics and mathematics from Columbia College and an MBA in finance and economics from the MIT Sloan School of Management.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The PIMCO Inflation Protected Bond Portfolio and the PIMCO Real Return Fund, which is also advised by PIMCO, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in May 2003, it does not have a significant operating history. In order to provide you with the information regarding the investment capabilities of PIMCO, performance information regarding the PIMCO Real Return Fund is presented. Management fees paid by the PIMCO Real Return Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the PIMCO Real Return Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the PIMCO Real Return Fund, as a percentage of average net assets, applied to all prior periods Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of PIMCO Real Return Fund and the Portfolio will vary.

The table below compares the PIMCO Real Return Fund's average annual compounded total returns for the 1- and 5-year periods and since inception of the Class A shares on 1/29/97 through 12/31/05 with the Lehman Global Real: U.S. TIPS Bond Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

             Average Annual Total Return as of 12/31/05
-------------------------------------------------------------------
                                                              Since
                                             1 Year  5 Year Inception
-------------------------------------------- ------  ------ ---------
PIMCO Real Return Fund--Class A shares
 (without sales charge)                       2.17%   8.64%   7.81%
PIMCO Real Return Fund--Class A shares (with
 sales load)                                 (0.89)%  7.98%   7.44%
Lehman Global Real: U.S. TIPS Index           2.84%   8.74%   7.33%*
*Index performance is from 1/29/97.

DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. Class A and Class E shares are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's Class B shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                 FOR THE PERIOD FROM
                                                             FOR THE YEARS ENDED     MAY 1, 2003
                                                               DECEMBER 31,        (COMMENCEMENT OF
                                                             -------------------    OPERATIONS) TO
                                                                                 DECEMBER 31, 2003(A)
CLASS B                                                      2005(A)   2004(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $10.63    $10.29         $10.00
                                                             --------  --------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.27      0.08           0.07
NET REALIZED AND UNREALIZED GAINS                              (0.12)      0.84           0.46
                                                             --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                 0.15      0.92           0.53
                                                             --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                               --    (0.07)         (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.02)    (0.51)         (0.21)
                                                             --------  --------        -------
TOTAL DISTRIBUTIONS                                            (0.02)    (0.58)         (0.24)
                                                             --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                 $10.76    $10.63         $10.29
                                                             --------  --------        -------
TOTAL RETURN                                                    1.39%     8.99%          5.35%
                                                             --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $385.4    $502.3         $366.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.80%     0.81%        0.84%++
NET INVESTMENT INCOME                                           2.52%     0.73%        0.64%++
PORTFOLIO TURNOVER RATE                                      1,228.7%  1,173.9%        935.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                     N/A       N/A        0.84%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                            Pioneer Fund Portfolio

                                Class A Shares

                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  Pioneer Fund Portfolio                  5

                 MANAGEMENT                               17
                  The Manager                             17
                  Expense Limitation Agreement            17
                  The Adviser                             18

               YOUR INVESTMENT                            20
                  Shareholder Information                 20
                  Dividends, Distributions and Taxes      20
                  Sales and Purchases of Shares           21

               FINANCIAL HIGHLIGHTS                       26

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                THE PORTFOLIOS


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks and equity interests in real estate investment trusts ("REITs"). The Portfolio may invest up to 20% of its net assets in REITs.

The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (e.g. brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate: Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK. Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year


  96      97      98      99      00      01      02      03      04     05
------  ------  ------  ------  ------  ------  ------  ------  ------  -----
7.47%   25.29%  18.21%  -0.19%  24.27%  -23.00% -30.21% 23.78%  11.13%  5.99%



                 High Quarter:   3rd - 2000      +17.52%
                 Low Quarter:    1st - 2002      -18.02%


 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 18

..  For financial highlights see page 26

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large-- and medium--sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
-----------------------------------------
                1 Year   5 Year   10 Year
 -------------  -------- -------- -------
Class A          5.99%   -4.76%    4.84%
S&P 500 Index    4.91%    0.54%    9.07%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A
-------------------------------------------------- -------
Management Fee                                      0.75%
-----------------------------------------------------------
12b-1 Fees                                          None
-----------------------------------------------------------
Other Expenses                                      0.28%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         1.03%
-----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  (0.03%)
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver/Repayment to Manager                  1.00%
-----------------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.00% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $    103
-----------------
3 Years  $    326
-----------------
5 Years  $    568
-----------------
10 Years $  1,262
-----------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

High Quality Short-Term Debt Obligations including Bankers' Acceptances, Commercial Paper and Certificates of Deposit issued or guaranteed by Bank Holding Companies in the U.S., their Subsidiaries and Foreign Branches or of the World Bank; Variable Amount Master Demand Notes and Variable Rate Notes issued by U.S. and Foreign Corporations.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities, or junk bonds, are securities that are rated "below investment grade" by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's) or are not rated, but are of equivalent quality.. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. You should understand that high yield securities are not generally meant for short-term investing.

A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

INDEXED SECURITIES. The Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by the Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.750% of first $250 million of such assets plus 0.700% of such assets over $250 million up to $500 million plus 0.675% of such assets over $500 million up to $1 billion plus 0.650% of such assets over $1 billion up to $2 billion plus 0.600% of such assets over $2 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser will be available in the Trust's semi-annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 1.00% of daily net assets for Class A shares of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston, Massachusetts 02109, is the Adviser to the Portfolio. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $48 billion.

Day-to-day management of the Portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Deloitte & Touche LLP. For the years 2001 through 2004, other independent accountants have audited this information. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of The Travelers Series Trust (a fund of which is the predecessor of the Portfolio), which is available upon request.

    PIONEER FUND PORTFOLIO*

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------
CLASS A                                               2005(A) 2004(A)  2003(A) 2002(A)  2001(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $12.03  $10.92    $8.94    $13.87   $19.22
                                                      ------  ------   ------  -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.13    0.11     0.15      0.32     0.37
NET REALIZED AND UNREALIZED GAINS (LOSSES)              0.59    1.11     1.98    (4.47)   (4.65)
                                                      ------  ------   ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                        0.72    1.22     2.13    (4.15)   (4.28)
                                                      ------  ------   ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --  (0.11)   (0.15)    (0.78)   (0.30)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             --      --       --        --   (0.77)
                                                      ------  ------   ------  -------- --------
TOTAL DISTRIBUTIONS                                       --  (0.11)   (0.15)    (0.78)   (1.07)
                                                      ------  ------   ------  -------- --------
NET ASSET VALUE, END OF PERIOD                        $12.75  $12.03   $10.92     $8.94   $13.87
                                                      ------  ------   ------  -------- --------
TOTAL RETURN                                           5.99%  11.13%   23.78%  (30.21)% (23.00)%
                                                      ------  ------   ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $46     $33      $27       $22      $39
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               1.01%   0.99%**  1.12%     0.90%    0.81%
NET INVESTMENT INCOME                                  1.03%   0.98%    1.56%     2.88%    2.18%
PORTFOLIO TURNOVER RATE                                  16%     19%      98%       25%      20%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER:                       1.01%   1.12%    1.12%     0.90%    0.81%

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Pioneer Fund Portfolio, a series of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Pioneer Fund Portfolio.
** The investment manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                        Pioneer Mid-Cap Value Portfolio

                                Class A Shares

                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  Pioneer Mid-Cap Value Portfolio         5

                 MANAGEMENT                               18
                  The Manager                             18
                  Expense Limitation Agreement            18
                  The Adviser                             19

               YOUR INVESTMENT                            21
                  Shareholder Information                 21
                  Dividends, Distributions and Taxes      21
                  Sales and Purchases of Shares           22

               FINANCIAL HIGHLIGHTS                       27

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                        PIONEER MID-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities of mid-size companies. Mid-size companies are those with market values within the range of market values of companies included in the Russell Midcap Value Index (the "Index"). As of February 28, 2006, the market value of companies in the Index ranged from approximately $264 million to $20.8 billion. For purposes of the Portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depository receipts, warrants, rights, equity interests in real estate investment trusts ("REITs") and preferred stocks. The Portfolio may invest up to 25% of its assets in REITs.

The Adviser employs a value approach, using a bottom-up analytic style to search for securities that the Adviser believes are selling at substantial discounts to their underlying values, with the goal of holding these securities until the market values reflect their intrinsic values. Securities are selected based on potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth.

The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. The following factors are considered in selecting investments:

  .  Favorable expected returns relative to perceived risk

  .  Management with demonstrated ability and commitment to the company

  . Low market valuations relative to earnings forecast, book value, cash flow and sales

  .  Turnaround potential for companies that have been through difficult periods

  .  Estimated private market value in excess of current stock price

  .  Strength of fundamentals of issuer's industry

The Portfolio may also invest up to 20% of its total assets in fixed income securities and up to 25% of its total assets in foreign equity and debt securities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of divi-
    dends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK: Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

PAST PERFORMANCE:

The performance shown in Financial Highlights is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor fund, which commenced operations on May 1, 2005, managed by the Adviser using the same investment objective and strategy as the Portfolio. For performance information for the period ended December 31, 2005, see "Financial Highlights" on page 27. As with all mutual funds, past performance is not a prediction of future returns. The assets of the Pioneer Mid Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

For information on Pioneer Investment Management's prior performance with a comparable fund, see page 20

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A
-------------------------------------------------- -------
Management Fee                                      0.75%
-----------------------------------------------------------
12b-1 Fees                                          None
-----------------------------------------------------------
Other Expenses                                      2.84%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         3.59%
-----------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  (2.59)%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver/Repayment to Manager                  1.00%
-----------------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.00% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $    103
-----------------
3 Years  $    873
-----------------
5 Years  $  1,663
-----------------
10 Years $  3,733
-----------------

 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 19

..  .For performance information for the period ended December 31, 2005, see
   "Financial Highlights" on page 27.

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities, or junk bonds, are securities that are rated "below investment grade" by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's) or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. You should understand that high yield securities are not generally meant for short-term investing.

A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by the Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.750% of first $250 million of such assets plus 0.700% of such assets over $250 million up to $500 million plus 0.675% of such assets over $500 million up to $1 billion plus 0.650% of such assets over $1 billion up to $2 billion plus 0.600% of such assets over $2 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser will be available in the Trust's semi-annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 1.00% of daily net assets for Class A shares of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston, Massachusetts 02109, is the Adviser to the Portfolio. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $48 billion.

Day-to-day management of the Portfolio is the responsibility of J. Rodman Wright, portfolio manager, and Sean Gavin, assistant portfolio manager.
Mr. Wright and Mr. Gavin are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Wright is a senior president of Pioneer. He joined Pioneer in 1994 as an analyst and has been an investment professional since 1988. Mr. Gavin is a vice president and joined Pioneer in 2002 as an assistant portfolio manager. Prior to joining Pioneer, Mr. Gavin was employed as an analyst at Boston Partners from 2000 to 2002 and at Delphi Management from 1998 to 2000.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Pioneer Mid-Cap Value Portfolio and the Pioneer Mid Cap Value Fund, which is also advised by Pioneer, have substantially similar investment objectives, policies, and strategies. Since the predecessor of the Portfolio commenced operations in 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Pioneer, performance information regarding the Pioneer Mid Cap Value Fund is presented. Management fees paid by the Pioneer Mid Cap Value Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Pioneer Mid Cap Value Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the Pioneer Mid Cap Value Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Pioneer Mid Cap Value Fund and the Portfolio will vary.

The table below compares the Pioneer Mid Cap Value Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05 with the Russell Midcap Value Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. Performance for periods prior to July 2, 1998 (the inception date of Class Y shares) reflects the performance of the Fund's Class A shares without sales charges. Performance does not reflect differences in expenses including Rule 12b-1 fees applicable to Class A shares. If such fees had been excluded, the performance for Class Y shares prior to inception would have been higher. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                            1 Year 5 Year 10 Year
------------------------------------------- ------ ------ -------
Pioneer Mid Cap Value Fund (Class Y shares)  8.07% 11.30% 11.09%
Russell Midcap Value Index                  12.65% 12.21% 13.65%

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for its period of operation. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Deloitte & Touche LLP. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of The Travelers Series Trust (a fund of which is the predecessor of the Portfolio), which is available upon request.

  PIONEER MID-CAP VALUE PORTFOLIO* CLASS A

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
                                                                                  DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.00
                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                      0.03
NET REALIZED AND UNREALIZED GAINS                                                          0.95
                                                                                        -------
TOTAL FROM INVESTMENT OPERATIONS                                                           0.98
                                                                                        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                     (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                            (0.18)
                                                                                        -------
TOTAL DISTRIBUTIONS                                                                      (0.20)
                                                                                        -------

NET ASSET VALUE, END OF PERIOD                                                           $10.78
TOTAL RETURN                                                                             9.84%+
                                                                                        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                      $6
RATIOS TO AVERAGE NET ASSETS /(1)/:

EXPENSES                                                                                1.00%++
NET INVESTMENT INCOME                                                                   0.43%++
PORTFOLIO TURNOVER RATE                                                                    44%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                                                                3.08%++

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Pioneer Mid-Cap Value Portfolio, a portfolio of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for the period prior to May 1, 2006 is that of the predecessor Pioneer Mid-Cap Value Portfolio.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                      Pioneer Strategic Income Portfolio

                                Class A Shares

                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  Pioneer Strategic Income Portfolio      5

                 MANAGEMENT                               20
                  The Manager                             20
                  Expense Limitation Agreement            20
                  The Adviser                             21

               YOUR INVESTMENT                            22
                  Shareholder Information                 22
                  Dividends, Distributions and Taxes      22
                  Sales and Purchases of Shares           23

               FINANCIAL HIGHLIGHTS                       28

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      PIONEER STRATEGIC INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 80% of its net assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. The Adviser allocates the Portfolio's investments among the following three segments of the debt markets:

  .  Below investment grade (high yield) securities of U.S. and non-U.S.
     issuers;

  .  Investment grade securities of U.S. issuers; and

  .  Investment grade securities of non-U.S. issuers.

The Adviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

THE PORTFOLIO INVESTS PRIMARILY IN:

  . Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;

  . Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and

  .  Mortgage-backed and asset-backed securities.

The Portfolio invests in securities with a broad range of maturities. Depending upon the Adviser's allocation among market segments, up to 70% of the Portfolio's total assets may be in debt securities ("junk bonds") rated below investment grade at the time of purchase or determined to be of equivalent quality by the Adviser. Up to 20% of the Portfolio's total assets may be invested in debt securities rated below CCC by S&P or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser.

Depending upon the Adviser's allocation among market segments, up to 85% of the Portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

The Adviser considers both broad economic and issuer specific factors in selecting securities designed to achieve the Portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio's securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the Adviser selects individual securities based upon the terms of the securities (such as yield compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The Portfolio may also invest up to 20% of its net assets in all types of equity securities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate: Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MORTGAGE-RELATED AND NON-MORTGAGE ASSET-BACKED SECURITIES
RISKS. Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2006. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. were transferred to the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust. The assets of the Pioneer Strategic Income Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares is the historical performance of the Pioneer Strategic Income Portfolio of The Travelers Series Trust (from July 1, 2005 through December 31, 2005) and of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. (from
January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective June 30, 2003, Pioneer Investment Management, Inc. became the Adviser to the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. Information prior to that date is attributable to the Portfolio's former investment adviser.

          Year-by-Year Total Return as of 12/31 of Each Year

                               [CHART]

 1996   1997   1998   1999



The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05 with the Lehman Brothers U.S. Universal Index. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
-----------------------------------------
                     1 Year 5 Year 10 Year
-------------------- ------ ------ -------
Class A               3.67%  8.70%  6.01%
Lehman Brothers U.S.
 Universal Index      2.73%  6.26%  6.35%


 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 21

..  For financial highlights see page 28

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended October 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
------------------------------------------ -------
Management Fee                              0.73%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.09%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.82%
--------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed 1.25% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A
-----------------
1 Year   $     84
-----------------
3 Years  $    263
-----------------
5 Years  $    457
-----------------
10 Years $  1,017
-----------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

High Quality Short-Term Debt Obligations including Bankers' Acceptances, Commercial Paper and Certificates of Deposit issued or guaranteed by Bank Holding Companies in the U.S., their Subsidiaries and Foreign Branches or of the World Bank; Variable Amount Master Demand Notes and Variable Rate Notes issued by U.S. and Foreign Corporations.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's. Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. The Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by the Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

RIGHTS AND WARRANTS. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.75% of first $75 million of such assets plus 0.70% of such assets over $75 million up to $150 million plus 0.65% of such assets over $150 million.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser will be available in the Trust's semi-annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 1.25% of daily net assets for Class A shares of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston, Massachusetts 02109, is the Adviser to the Portfolio. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $48 billion.

Day-to-day management of the Portfolio is the responsibility of Kenneth J.
Taubes.
Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on October 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Irvine, Suite 1900, California, 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). The information for the year ended October 31, 2005 has been audited by Deloitte & Touche LLP. For the years 2001 through 2004, other independent accountants have audited this information. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of The Travelers Series Trust (a fund of which is the predecessor of the Portfolio), which is available upon request.

    PIONEER STRATEGIC INCOME PORTFOLIO*

                                                  FOR THE YEARS ENDED OCTOBER 31,
                                              ---------------------------------------
CLASS A                                       2005(A) 2004(A)  2003(A)  2002    2001
-------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $9.73   $9.53    $8.94   $9.94  $10.31
                                              ------  ------   ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.53    0.57     0.63    1.14+   0.93
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (0.04)    0.48     1.04  (0.94)+ (0.47)
                                              ------  ------   ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                0.49    1.05     1.67    0.20    0.46
                                              ------  ------   ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.66)  (0.85)   (1.08)  (1.20)  (0.83)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS     --      --       --      --      --
                                              ------  ------   ------  ------  ------
TOTAL DISTRIBUTIONS                           (0.66)  (0.85)   (1.08)  (1.20)  (0.83)
                                              ------  ------   ------  ------  ------
NET ASSET VALUE, END OF PERIOD                 $9.56   $9.73    $9.53   $8.94   $9.94
                                              ------  ------   ------  ------  ------
TOTAL RETURN                                   5.17%  11.66%   20.56%   2.00%   4.60%
                                              ------  ------   ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $186    $107     $100     $97    $128
RATIOS TO AVERAGE NET ASSETS:

EXPENSES                                       0.86%   0.90%**  1.00%   0.93%   0.90%
NET INVESTMENT INCOME                          5.58%   6.19%    7.05%   8.24%+  8.83%
PORTFOLIO TURNOVER RATE                          37%     56%     141%    208%    150%

--------------------------------------------------------------------------------
* On May 1, 2006, the Portfolio received, through a plan of reorganization, all of the assets and assumed the liabilities of the Pioneer Strategic
   Income Portfolio, a series of The Travelers Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to May 1, 2006 is that of the predecessor Pioneer Strategic Income Portfolio and the predecessor fund.
** The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.
+ Effective November 1, 2001, the Portfolio adopted a change in the accounting method that requires the Portfolio to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended
   October 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $1.16, $(0.96), and 8.42%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                    Third Avenue Small Cap Value Portfolio

                                Class B Shares

                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                           PAGE

             INTRODUCTION                                   3
                Understanding the Trust                     3
                Understanding the Portfolio                 3

             THE PORTFOLIO                                  4

               INVESTMENT SUMMARY                           4
                Third Avenue Small Cap Value Portfolio      5

               MANAGEMENT                                   16
                The Manager                                 16
                Expense Limitation Agreement                16
                The Adviser                                 17
                Distribution Plan                           18

             YOUR INVESTMENT                                19
                Shareholder Information                     19
                Dividends, Distributions and Taxes          19
                Sales and Purchases of Shares               20

             FINANCIAL HIGHLIGHTS                           25

             FOR MORE INFORMATION                       Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations no greater than nor less than the range of market capitalizations of companies in the Russell 2000 Index or the S&P 600 Index at the time of the investment. The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

The Portfolio is non-diversified, which means that the Portfolio may have fewer investments than diversified mutual funds of comparable size. However, the Portfolio currently intends to operate as a diversified fund.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

  . In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

NON-DIVERSIFICATION RISK. Because the Portfolio may invest in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

 PORTFOLIO MANAGEMENT:

..  Third Avenue Management LLC see page 17

..  For financial highlights see page 25


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for the full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

                   03      04      05
                 ------  ------  ------
                 41.41%  26.50%  15.48%

          High Quarter:   2nd - 2003      +18.25%
          Low Quarter     1st - 2003       -3.38%


The table below compares the Portfolio's Class B share's average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

    Average Annual Total Return as of 12/31/05
--------------------------------------------------
                                 Since   Inception
                        1 Year Inception   Date
----------------------- ------ --------- ---------
Class B                 15.48%   15.86%   5/1/02
Russell2000 Value Index  4.71%   10.86%*
** Index performance is from 5/1/02.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 as adjusted to reflect current expenses and expense limitations and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class B
--------------------------------------------------
Management Fee                              0.75%
--------------------------------------------------
12b-1 Fees                                  0.25%
--------------------------------------------------
Other Expenses                              0.05%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  1.05%
--------------------------------------------------

        * "The Manager" and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class B shares of the Portfolio will not exceed 1.20% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class B
-----------------
1 Year   $    108
-----------------
3 Years  $    336
-----------------
5 Years  $    582
-----------------
10 Years $  1,288
-----------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not psrecluded by the policies discussed elsewhere in this Prospectus.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

SECURITIES LOANS. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the

Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.75% of first $1 billion of such assets plus 0.70% of such assets over $1 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Trust's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 1.20% of daily net assets for Class B shares of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, NY 10017, is the Adviser for the Portfolio. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2005 had over $20.2 billion in assets under management.

CURTIS JENSEN, Co-Portfolio Manager and Co-Chief Investment Officer of the Adviser. Mr. Jensen has been employed by the Adviser and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

IAN LAPEY, Co-Portfolio Manager. Mr. Lapey has been employed by the Adviser and its predecessor since 2001 as a portfolio manager and senior research analyst. Prior to joining the Adviser, Mr. Lapey was an equity research analyst with Credit Suisse First Boston from 1997 to 2001.

DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. Class A shares are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's Class B shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                        FOR THE YEARS ENDED       MAY 1, 2002
                                                           DECEMBER 31,         (COMMENCEMENT OF
                                                      -----------------------    OPERATIONS) TO
                                                                              DECEMBER 31, 2002(A)
CLASS B                                               2005(A) 2004(A) 2003(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.37  $11.61   $8.28          $10.00
                                                      ------  ------  ------       ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                   0.10    0.06    0.05            0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)              2.12    3.02    3.38          (1.73)
                                                      ------  ------  ------       ---------
TOTAL FROM INVESTMENT OPERATIONS                        2.22    3.08    3.43          (1.69)
                                                      ------  ------  ------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                      --  (0.04)  (0.03)          (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS         (0.04)  (0.28)  (0.07)          (0.01)
                                                      ------  ------  ------       ---------
TOTAL DISTRIBUTIONS                                   (0.04)  (0.32)  (0.10)          (0.03)
                                                      ------  ------  ------       ---------
NET ASSET VALUE, END OF PERIOD                        $16.55  $14.37  $11.61           $8.28
                                                      ------  ------  ------       ---------
TOTAL RETURN                                          15.48%  26.50%  41.41%       (16.90)%+
                                                      ------  ------  ------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)               $442.4  $435.5  $307.9           $33.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               1.05%   1.07%   1.18%         1.20%++
NET INVESTMENT INCOME                                  0.64%   0.46%   0.49%         0.80%++
PORTFOLIO TURNOVER RATE                                19.6%   11.3%   14.6%          8.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               1.05%     N/A  1.13%*         1.69%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                         Van Kampen Comstock Portfolio

                                Class B Shares

                                __PROSPECTUS__

                                  MAY 1, 2006



Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                         PAGE

               INTRODUCTION                               3
                  Understanding the Trust                 3
                  Understanding the Portfolio             3

               THE PORTFOLIO                              4

                 INVESTMENT SUMMARY                       4
                  Van Kampen Comstock Portfolio           5

                 MANAGEMENT                               13
                  The Manager                             13
                  Expense Limitation Agreement            13
                  The Adviser                             14
                  Distribution Plan                       15

               YOUR INVESTMENT                            16
                  Shareholder Information                 16
                  Dividends, Distributions and Taxes      16
                  Sales and Purchases of Shares           17

               FINANCIAL HIGHLIGHTS                       22

               FOR MORE INFORMATION                   Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty three managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                         VAN KAMPEN COMSTOCK PORTFOLIO

INVESTMENT OBJECTIVE:

Capital growth and income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks at the time of investment. The Portfolio may also invest in preferred stocks, indexed securities and securities convertible into common and preferred stocks.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies that are believed by the Adviser to possess the potential for capital growth and income. The Portfolio's Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The Portfolio may invest in issuers of any size, although the Adviser focuses on companies with a market capitalization in excess of $2 billion.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers. In addition, the Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are so described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The Portfolio commenced operations on May 1, 2005. As a result, it does not have a significant operating history.

For Information on Morgan Stanley Investment Management, Inc.'s prior performance with a comparable fund, see page 14.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2005 are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management, Inc. d/b/a Van Kampen see page 14

..  For performance information for the period ended December 31, 2005 see
   "Financial Highlights" on page 22.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).

                                           Class B
------------------------------------------ -------
Management Fee                              0.63%
--------------------------------------------------
12b-1 Fees                                  0.25%
--------------------------------------------------
Other Expenses                              0.05%
--------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.93%
--------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class B shares of the Portfolio will not exceed 1.05% for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class B
-----------------
1 Year   $     95
-----------------
3 Years  $    298
-----------------
5 Years  $    517
-----------------
10 Years $  1,147
-----------------

ADDITIONAL INVESTMENT STRATEGIES:

In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR THE PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THE PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

High Quality Short-Term Debt Obligations including Bankers' Acceptances, Commercial Paper and Certificates of Deposit issued or guaranteed by Bank Holding Companies in the

U.S., their Subsidiaries and Foreign Branches or of the World Bank; Variable Amount Master Demand Notes and Variable Rate Notes issued by U.S. and Foreign Corporations.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (E.G. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, I.E., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate.

DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.65% of first $500 million of such assets plus 0.60% of such assets over $500 million up to $1 billion plus 0.525% of such assets over $1 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Trust's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 1.05% of daily net assets for Class B shares of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

MORGAN STANLEY INVESTMENT MANAGEMENT INC., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"), 1221 Avenue of the Americas, New York, New York 10020, is the Adviser to the Van Kampen Comstock Portfolio of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2005, Van Kampen, together with its affiliated asset management companies managed approximately $434 billion in assets.

The Portfolio is managed by Van Kampen's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include
B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991. Mr. Leder and Mr. Holt are Executive Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Since the Portfolio commenced operations in April 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Van Kampen, performance information regarding the Van Kampen Comstock Composite is presented. This chart does not show you the performance of the Van Kampen Comstock Portfolio--it shows the performance of similar accounts also managed by Van Kampen. This chart shows the historical performance of the Van Kampen Comstock Composite. The accounts in the Composite have investment objectives, policies and strategies that are substantially similar to those of the Van Kampen Comstock Portfolio. As of December 31, 2005, the Composite consisted of 31 mutual funds.

The performance shows the historical track record of the Adviser and is not intended to imply how the Van Kampen Comstock Portfolio will perform. Total returns represent past performance of the Composite and not the Van Kampen Comstock Portfolio.

 Annual Total Returns/Average Annual Total Returns
     for the periods ending December 31, 2005
---------------------------------------------------
              Van Kampen                    Russell
               Comstock        S&P 500    1000 Value
Year/Period Composite (%)/1/ Index (%)/2/ Index (%)/2/
----------- ---------------  -----------  -----------
  2005            4.20           4.91         7.05
  2004           17.36          10.88        16.49
  2003           30.67          28.68        30.03
  2002          -19.80         -22.09       -15.52
  2001           -1.98         -11.88        -5.59
  2000           31.73          -9.12         7.02
  1999            2.26          21.04         7.35
  1998           20.05          28.57        15.63
  1997           29.84          33.36        35.18
  1996/3/         7.56           5.42        21.64

        1 This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The Van Kampen Comstock Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable.
        2 The Standard & Poor's 500 Composite Stock Price Index, an index of the stocks of approximately 500 large- and medium-sized companies traded in U.S. stock markets. Results include reinvested dividends. The Russell 1000 Value Index consists of those Russell 1000 companies with lower price to book ratios.
        3 The inception date of the composite was 11/1/96. Total returns and expenses are not annualized for the first year of operations.

DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including WWW.METLIFEINVESTORS.COM): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. Class A shares are not being offered by this prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to the Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the

Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's Class B shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.

    VAN KAMPEN COMSTOCK PORTFOLIO

                                                     FOR THE PERIOD FROM
                                                         MAY 1, 2005
                                                       (COMMENCEMENT OF
                                                        OPERATIONS) TO
CLASS B                                              DECEMBER 31, 2005(A)
-------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                        $10.00
                                                            ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                         0.12
NET REALIZED AND UNREALIZED GAINS                             0.46
                                                            ------
TOTAL FROM INVESTMENT OPERATIONS                              0.58
                                                            ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                        (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS               (0.08)
                                                            ------
TOTAL DISTRIBUTIONS                                         (0.19)
                                                            ------
NET ASSET VALUE, END OF PERIOD                              $10.39
                                                            ------
TOTAL RETURN                                                 5.75%+
                                                            ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                      $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                     0.93%++
NET INVESTMENT INCOME                                        1.71%++
PORTFOLIO TURNOVER RATE                                      75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:             0.93%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                     Goldman Sachs Mid-Cap Value Portfolio

                    Harris Oakmark International Portfolio

                       Janus Aggressive Growth Portfolio

                           Lazard Mid-Cap Portfolio
               (formerly Met/AIM Mid Cap Core Equity Portfolio)

                       Legg Mason Value Equity Portfolio

                    Loomis Sayles Global Markets Portfolio

                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio

                      Met/AIM Small Cap Growth Portfolio

                   MFS(R) Emerging Markets Equity Portfolio

                    MFS(R) Research International Portfolio

                    Neuberger Berman Real Estate Portfolio

                  Oppenheimer Capital Appreciation Portfolio

                   PIMCO Inflation Protected Bond Portfolio

                         PIMCO Total Return Portfolio

                        RCM Global Technology Portfolio

                    T. Rowe Price Mid-Cap Growth Portfolio

                    Third Avenue Small Cap Value Portfolio

                        Turner Mid-Cap Growth Portfolio

                         Van Kampen Comstock Portfolio

                          Class A and Class B Shares

                                __PROSPECTUS__

                                  MAY 1, 2006


Like all securities, these securities have not been approved or disapproved by the

Securities and Exchange Commission, nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                             PAGE

           INTRODUCTION                                       3
              Understanding the Trust                         3
              Understanding the Portfolios                    3

           THE PORTFOLIOS                                     5


             INVESTMENT SUMMARY                               5
              Goldman Sachs Mid-Cap Value Portfolio           6
              Harris Oakmark International Portfolio          9
              Janus Aggressive Growth Portfolio               13
              Lazard Mid-Cap Portfolio                        17
              Legg Mason Value Equity Portfolio               21
              Loomis Sayles Global Markets Portfolio          24
              Lord Abbett Bond Debenture Portfolio            27
              Lord Abbett Growth and Income Portfolio         32
              Met/AIM Small Cap Growth Portfolio              36
              MFS(R) Emerging Markets Equity Portfolio        39
              MFS(R) Research International Portfolio         42
              Neuberger Berman Real Estate Portfolio          45
              Oppenheimer Capital Appreciation Portfolio      49
              PIMCO Inflation Protected Bond Portfolio        53
              PIMCO Total Return Portfolio                    58
              RCM Global Technology Portfolio                 63
              T. Rowe Price Mid-Cap Growth Portfolio          68
              Third Avenue Small Cap Value Portfolio          72
              Turner Mid-Cap Growth Portfolio                 76
              Van Kampen Comstock Portfolio                   79

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS     82
             ADDITIONAL INVESTMENT STRATEGIES                 86
             MANAGEMENT                                       99
              The Manager                                     99
              The Advisers                                   102
              Distribution Plan                              116

           YOUR INVESTMENT                                   117
              Shareholder Information                        117
              Dividends, Distributions and Taxes             117
              Sales and Purchases of Shares                  118

           FINANCIAL HIGHLIGHTS                              123


           APPENDIX A                                        A-1

           FOR MORE INFORMATION                           Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-three managed investment portfolios or mutual funds, only twenty of which are offered through this Prospectus (the "Portfolios"). Each of the twenty Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A and Class B shares of the Portfolios are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts").

  As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs. Please see the Risk/Reward spectrum on the next page which lists the Portfolios in order of risk/reward from highest to lowest.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

Notice the scale at the right. It covers, in the opinion of the Portfolios' Manager, the full spectrum of risk/ reward of the Portfolios described in this Prospectus. Please note that the scale is for illustration purposes only and is not meant to convey the precise degree of difference in risk/reward among the Portfolios.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The higher a Portfolio is on the risk/ reward spectrum, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment at the lower end of the scale that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio at the higher end of the spectrum may be right for you.

A final note: These Portfolios are designed for long-term investment.



                                                RCM GLOBAL TECHNOLOGY PORTFOLIO

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                TURNER MID-CAP GROWTH PORTFOLIO

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                              JANUS AGGRESSIVE GROWTH PORTFOLIO

                                         NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                         T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                          GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

                                                 LAZARD MID-CAP VALUE PORTFOLIO

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                  VAN KAMPEN COMSTOCK PORTFOLIO

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                         LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                   PIMCO TOTAL RETURN PORTFOLIO


   Higher-
                                                                  Lower
   Risk/Reward
                                                                    Risk/Reward

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE FIXED INCOME YIELD OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

                     GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Value Index ("Midcap Value Index") at the time of investment. If the market capitalization of a company held by the Portfolio moves outside this range, the Portfolio may, but is not required to, sell the securities. The capitalization range of the Midcap Value Index as of February 28, 2006 was between $264 million and $20.1 billion. These values will vary on a daily basis. Through intensive fundamental research, the Portfolio's Adviser seeks to identify quality businesses selling at compelling valuations.


Although the Portfolio will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Portfolio may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Midcap Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. These debt securities can be either investment grade or below investment grade, provided that, at the time of purchase they are rated at least B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") or, if unrated by either of these, deemed by the Portfolio's Adviser to be of comparable quality.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 82, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High-yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



                                    [CHART]

                     Year-by-Year Total Return as of 12/31

                                      05
                                    ------
                                    12.54%

                     High Quarter:  3rd - 2005     +5.52%
                     Low Quarter:   4th - 2005     +0.51%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 as applicable, with the Russell Midcap Value Index which measures the performance of mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

  Average Annual Total Return as of 12/31/05
-----------------------------------------------
                              Since   Inception
                     1 Year Inception   Date
-------------------- ------ --------- ---------
Class A              12.76%   20.42%   5/1/04
Class B              12.54%   20.20%   5/1/04
Russell Midcap Value
 Index               12.65%   21.38%*
* Index performance is from 4/30/04.

For information on Goldman Sachs Asset Management, L.P.'s prior performance with a comparable fund, see page 103.


 PORTFOLIO MANAGEMENT:

..  Goldman Sachs Asset Management, L.P. see page 103

..  For financial highlights see page 123

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).

                                           Class A Class B
------------------------------------------ ------- -------
Management Fee                              0.73%   0.73%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.06%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.79%   1.03%
----------------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.95% and 1.20% respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     81 $    106
--------------------------
3 Years  $    253 $    329
--------------------------
5 Years  $    440 $    571
--------------------------
10 Years $    981 $  1,264
--------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization.

The Portfolio's Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. The Adviser expects to invest in 30 to 60 companies. Although the Adviser expects the Portfolio to operate as a diversified investment company, the Portfolio will retain its "non-diversified" classification to give the Adviser the flexibility to pursue a more selective investment strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 82, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

 02         03      04      05
-------   ------  ------  ------
-18.09%   34.96%  20.52%  14.24%

High Quarter: 2nd-2003  +24.90%
Low Quarter:  3rd-2002  -16.81%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE" Index), a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
---------------------------------------------
                            Since    Inception
                  1 Year  Inception    Date
---------------   ------- ---------- ---------
Class A           14.48%    11.44%     1/2/02
Class B           14.24%    12.89%    10/9/01
MSCI EAFE Index   14.02%    13.73%*
* Index performance is from 10/1/01.



 PORTFOLIO MANAGEMENT:

..  Harris Associates L.P. see page 104

..  For financial highlights see page 125

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
------------------------------------------- ------- -------
Management Fee                               0.82%   0.82%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.13%   0.13%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.95%   1.20%
-----------------------------------------------------------

         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.10% and 1.35%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.94% for Class A shares and 1.19% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     97 $    123
--------------------------
3 Years  $    304 $    383
--------------------------
5 Years  $    528 $    663
--------------------------
10 Years $  1,171 $  1,461
--------------------------

                       JANUS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests primarily in common stocks selected for their growth potential. The Portfolio may also invest to a lesser degree in other types of securities, including preferred stocks, warrants, convertible securities and debt securities. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Portfolio is non-diversified which means that it can invest a greater portion of it assets in a small number of issuers. However, the Portfolio is generally managed as a diversified fund.

The Portfolio may invest without limit in foreign equity and debt securities including American Depositary Receipts. Such foreign securities may include those of emerging market issuers.


The Adviser applies a "bottom up" approach in choosing investments. In other words, the Adviser looks for companies with earnings growth potential one at a time. If the Adviser is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

The Adviser actively manages foreign currency exposure, in conjunction with stock selection, in an attempt to protect and possibly enhance the Portfolio's market value. Through the use of forward foreign currency exchange contracts, the Adviser will adjust the Portfolio's foreign currency weightings to reduce its exposure to currencies deemed unattractive and, in certain circumstances, increase exposure to currencies deemed attractive, as market conditions warrant.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 82, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02        03     04      05
------    ------  -----  ------
-27.83%   30.90%  8.44%  13.58%

High Quarter:   2nd - 2003    +12.90%
Low Quarter:    3rd - 2002    -16.13%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), a widely recognized unmanaged index the measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market and with the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/05
-----------------------------------------------------
                                   Since    Inception
                          1 Year Inception    Date
------------------------- ------ ---------  ---------
Class A                   13.84%    4.03%     1/2/02
Class B                   13.58%   -3.02%    2/12/01
S&P 500 Index              4.91%   -0.16%*
Russell 1000 Growth Index  5.26%   -4.94%**
* Index performance is from 2/1/01.
** Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



 PORTFOLIO MANAGEMENT:

..  Janus Capital Management LLC see page 104

..  For financial highlights see page 127

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
------------------------------------------ ------- -------
Management Fee                              0.67%   0.67%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.05%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.72%   0.97%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     74 $     99
--------------------------
3 Years  $    231 $    310
--------------------------
5 Years  $    402 $    539
--------------------------
10 Years $    897 $  1,194
--------------------------

                           LAZARD MID-CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. In complying with this 80% investment requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of
the following risks, which are described in detail on page   , any of which
could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 104

..  For financial highlights see page 129


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005 Lazard Asset Management LLC is the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                           02      03      04      05
                        -------  ------  ------  ------
                        -10.82%  26.17%  14.40%   8.06%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  3rd - 2002 -14.33%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization is approximately $4.1 billion as of February 28, 2006. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/05
---------------------------------------------------------------
                                              Since   Inception
                                     1 Year Inception   Date
------------------------------------ ------ --------- ---------
Class A                               8.40%    8.96%    1/2/02
Class B                               8.06%   10.64%   10/9/01
Russell Midcap Index                 12.65%   15.77%*
* Index performance is from 10/1/01.


For information on Lazard Asset Management LLC's prior performance with a comparable fund, see page 105.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
------------------------------------------- ------- -------
Management Fee(1)                            0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.10%   0.09%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.80%   1.04%
-----------------------------------------------------------

       (1) The management fee has been restated to reflect a reduction in the fee effective December 19, 2005. Prior to that date, the management fee was 0.73%. The above table and the Example below assume that the management fee reduction had been in place during all of 2005.
         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.77% for Class A shares and 1.01% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     82 $    107
--------------------------
3 Years  $    256 $    333
--------------------------
5 Years  $    446 $    577
--------------------------
10 Years $    993 $  1,276
--------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its net assets in foreign issuers. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

 PORTFOLIO'S MANAGEMENT:

..  Legg Mason Capital Management, Inc. see page 105

..  For performance information for the period ended December 31, 2005 see
   "Financial Highlights" on page 131.



PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 82, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The Portfolio commenced operations on November 1, 2005. As a result, it does not have a significant operating history.

For information on Legg Mason Capital Management, Inc.'s prior performance with a comparable fund, see page 131.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2005. and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                         Class A  Class B
-------------------------------------------------------- -------  -------
Management Fee                                            0.70%    0.70%
--------------------------------------------------------------------------
12b-1 Fees                                                None     0.25%
--------------------------------------------------------------------------
Other Expenses                                            7.57%    3.59%
--------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses Before Expense
 Waiver/Repayment to Manager                              8.27%    4.54%
--------------------------------------------------------------------------
Contractual Expense
 (Waiver)/Repayment to Manager*                           (7.47)%  (3.49)%
--------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver/Repayment to Manager                        0.80%    1.05%
--------------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     82 $    108
--------------------------
3 Years  $  1,818 $  1,077
--------------------------
5 Years  $  3,434 $  2,052
--------------------------
10 Years $  7,010 $  4,521
--------------------------

                    LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks high total investment return through a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. The Adviser's Global Asset Allocation Group allocates the Portfolio's assets among the following four sectors.

  .  Domestic equities

  .  International equities

  .  Domestic fixed income securities

  .  International fixed income securities

In deciding how to allocate the Portfolio's assets among the four sectors, the Adviser attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.

In deciding which domestic and international equity securities to buy and sell, the Adviser generally looks for companies that it believes have the potential for superior earnings growth relative to current value.

In deciding which domestic and international fixed income securities to buy and sell, the Adviser generally looks for securities that it believes are undervalued and have the potential for credit upgrades. The Adviser may hedge currency risk for the Portfolio if it believes the outlook for a particular foreign currency is unfavorable.

The Portfolio may engage in foreign currency hedging transactions and options and futures transactions. The Portfolio also may invest in collateralized mortgage obligations, convertible securities, U.S. and foreign government securities, mortgage-backed securities, mortgage dollar rolls, depositary receipts, forward commitments, when-issued, delayed-delivery securities, and real estate investment trusts.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 82, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  Real estate investment risk

  .  Interest rate risk

  .  Credit risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO MANAGEMENT:

..  Loomis, Sayles & Company, L.P. see page 106



PAST PERFORMANCE:

The Portfolio commenced operations on or about May 1, 2006. No performance information is currently available.

For information on Loomis, Sayles & Company, L.P.'s prior performance with a comparable fund, see page 107.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the period ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
------------------------------------------ ------- -------
Management Fee                              0.70%   0.70%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.20%   0.20%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.90%   1.15%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     92 $    118
--------------------------
3 Years  $    288 $    367
--------------------------
5 Years  $    500 $    636
--------------------------
10 Years $  1,112 $  1,404
--------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:


Under normal circumstances, the Portfolio invests substantially all (at least 80%) of its net assets in debt securities of various types. To pursue its goal, the Portfolio normally invests substantially all of its net assets in high yield and investment grade debt securities, but may also invest in securities convertible into common stocks. The Portfolio may invest up to 80% of its total assets in high yield/high risk debt securities (junk bonds). Debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer. In no event will the Portfolio invest more than 10% of its gross assets at the time of investment in debt securities which are in default as to interest or principal. At least 20% of the Portfolio's assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may also invest up to 20% of its net assets in equity securities including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value.


The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the duration of the Portfolio's debt securities will be between 3 to 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 82, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  97      98      99      00      01      02      03      04     05
------  ------  ------  ------  ------  ------  ------  -----  -----
15.63%   6.26%   3.40%   0.87%   3.76%  -0.39%  19.52%  8.43%  1.81%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    3rd - 1998    -4.31%





 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 108

..  For financial highlights see page 133

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/05, as applicable, with the Credit Suisse First Boston High Yield Index, which is representative of the lower rated debt (including non-convertible-preferred stocks) investments in the Portfolio, and with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

           Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                                Since   Inception
                                1 Year 5 Year Inception   Date
------------------------------- ------ ------ --------- ---------
Class A                          1.81%  6.40%   7.28%    5/1/96
Class B                          1.49%    --    5.91%    4/3/01
Credit Suisse First Boston High
 Yield Index                     2.26%  9.82%   7.09%*
Lehman Brothers Aggregate
 Bond Index                      2.43%  5.87%   6.64%*
* Index performance is from 5/1/96.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
----------------------------------------- ------- -------
Management Fee                             0.51%   0.51%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses                             0.05%   0.05%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%   0.81%
---------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     57 $     83
--------------------------
3 Years  $    180 $    260
--------------------------
5 Years  $    314 $    451
--------------------------
10 Years $    703 $  1,005
--------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To achieve long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:


To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of February 28, 2006, the market capitalization range of the Russell 1000 Index was $264 million to $377 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that an investment may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks may limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 82, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999).

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 108

..  For financial highlights see page 135


The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  96      97      98      99      00      01      02      03      04      05
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
19.45%  24.60%  12.89%  16.56%  14.68%  -5.73% -17.95%  31.06%  12.92%  3.68%

High Quarter:   2nd - 2003    +17.86%
Low Quarter:    3rd - 2002    -19.80%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

 Average Annual Total Return as of 12/31/05
---------------------------------------------
                                    Inception
              1 Year 5 Year 10 Year   Date
------------- ------ ------ ------- ---------
Class A        3.68%  3.48%  10.30% 12/11/89
Class B        3.39%    --      --   3/22/01
S&P 500 Index  4.91%  0.54%   9.07%

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
------------------------------------------ ------- -------
Management Fee(1)                           0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.04%   0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses#  0.54%   0.79%
----------------------------------------------------------

       (1) The management fee has been restated to reflect a reduction in the fee effective January 1, 2006. Prior to that date the management fee was 0.51%. The above table and Example assume the management fee reduction had been in place during all of 2005.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.52% for Class A shares and 0.77% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     55 $     81
--------------------------
3 Years  $    174 $    253
--------------------------
5 Years  $    302 $    440
--------------------------
10 Years $    678 $    981
--------------------------

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 82, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

                02     03       04       05
             -------  ------  ------  ------
             -27.50%  38.86%  6.43%   8.27%

            High Quarter: 2nd - 2003   +20.75%
            Low Quarter:  3rd - 2002   -18.43%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/05
----------------------------------------------------
                                   Since   Inception
                          1 Year Inception   Date
------------------------- ------ --------- ---------
Class A                    8.59%    4.15%    1/2/02
Class B                    8.27%    7.90%   10/9/01
Russell 2000 Index         4.55%   14.14%*
Russell 2000 Growth Index  4.15%   10.96%

                  * Index performance is from 10/1/01.
                 ** Index performance is from 10/1/01.



 PORTFOLIO MANAGEMENT:

..  AIM Capital Management, Inc. see page 102

..  For financial highlights see page 137

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B
-------------------------------------------------- ------- -------
Management Fee                                      0.90%   0.90%
------------------------------------------------------------------
12b-1 Fees                                          None    0.25%
------------------------------------------------------------------
Other Expenses                                      0.06%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/ Repayment to Manager        0.96%   1.22%
------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         1.00%   1.26%
------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.05% and 1.30%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.99% for Class A shares and 1.25% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $    103 $    129
--------------------------
3 Years  $    320 $    402
--------------------------
5 Years  $    555 $    695
--------------------------
10 Years $  1,229 $  1,530
--------------------------

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market condition, at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging market issuers. Emerging market issuers are issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined to have an emerging market economy, taking into account a number of factors, including whether the country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. While the Portfolio may invest up to 50% of its assets in issuers located in a single country, the fund generally expects to have no more than 25% of its assets invested in issuers located in any one country.

The Adviser uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis performed by the Adviser's portfolio manager and large group of equity research analysts.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 82, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 108



In addition, the Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Portfolio concentrates in this manner, it assumes the risk that economic, political and social conditions in these countries will have a significant impact on its performance.

PAST PERFORMANCE:

The Portfolio commenced operations on or about May 1, 2006. No performance information is currently available.

For information on Massachusetts Financial Services Company's prior experience with a comparable fund, see page 109.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the period ended December 31, 2006 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
------------------------------------------ ------- -------
Management Fee                              1.05%   1.05%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.25%   0.25%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  1.30%   1.55%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $    133 $    159
--------------------------
3 Years  $    415 $    493
--------------------------
5 Years  $    717 $    850
--------------------------
10 Years $  1,575 $  1,856
--------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO


INVESTMENT OBJECTIVE:

The Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of foreign companies. The Portfolio focuses on foreign companies (including up to 25% of its net assets in emerging market issues) that the Portfolio's Adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio may invest in companies of any size. The Portfolio does not emphasize any particular country and, under normal market conditions, will be invested in at least five countries. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

The Portfolio's assets are allocated among various sectors. A committee of investment research analysts selects securities for the Portfolio. The committee includes investment analysts employed by the Adviser and its affiliates.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 82, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04       05
-------  ------  ------  ------
-11.80%  32.04%  19.56%  16.42%

High Quarter: 4th - 2003 +15.97%
Low Quarter:  3rd - 2002 -14.58%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
------------------------------------------
                            Since   Inception
                   1 Year Inception   Date
---------------    ------ --------- ---------
Class A            16.77%   8.35%     5/1/01
Class B            16.42%   6.75%    2/12/01
MSCI EAFE Index    14.02%   5.04%*
* Index performance is from 2/1/01.



 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 108

..  For financial highlights see page 139

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 as adjusted to reflect current expense limitations and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B
-------------------------------------------------- ------- -------
Management Fee                                      0.74%   0.74%
------------------------------------------------------------------
12b-1 Fees                                          None    0.25%
------------------------------------------------------------------
Other Expenses                                      0.17%   0.18%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         0.91%   1.17%
------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         0.96%   1.22%
------------------------------------------------------------------

         * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. Prior to May 1, 2005, the expense limitations for Class A and Class B shares were 1.10% and 1.35%, respectively.
         # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.93% for Class A shares and 1.19% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     98 $    125
--------------------------
3 Years  $    307 $    389
--------------------------
5 Years  $    533 $    674
--------------------------
10 Years $  1,182 $  1,484
--------------------------

                    NEUBERGER BERMAN REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

To provide total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in equity securities issued by real estate investment trusts ("REITs") and common stocks and other securities issued by other real estate companies. The Portfolio defines a real estate company as one that derives at least 50% of its revenue from, or has at least 50% of its assets in, real estate. A REIT is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. REITS are not taxed on income distributed to shareholders, provided they comply with the requirements of the Internal Revenue Code. REITs tend to be small- to mid-cap companies in relation to the equity markets as a whole.

REITs are generally classified as Equity REITs, Mortgage REITs and Hybrid REITs, Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

The Portfolio may invest up to 20% of its net assets in debt securities. These debt securities can be either investment grade or below investment grade, provided that, at the time of purchase, they are rated at least B by Moody's or S&P or, if unrated by either of these, deemed by the Portfolio's Adviser to be of comparable quality.

The Portfolio's Adviser makes investment decisions through a fundamental analysis of each company. The Adviser reviews each company's current financial condition and industry position, as well as economic and market conditions. In doing so, it evaluates the company's growth potential, earnings estimates and quality of management, as well as other factors. The Adviser believes that its investment approach is distinct in that it uses an objective combination of traditional securities analysis and direct real estate analysis, while placing great emphasis upon the property sector weightings. The Adviser generally adheres to a strict valuation methodology--price to net asset value per share, cash flow multiple versus growth rate and relative valuation--which guide the Adviser's buy and sell decisions.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

 PORTFOLIO MANAGEMENT:

..  Neuberger Berman Management, Inc. see page 110

..  For financial highlights see page 141

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of
the following risks, which are described in detail on page   82, any of which
could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Real estate investment risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Market capitalization risk

  .  Investment style risk

In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:


The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                      Year-by-Year Total Return as of 12/31

                                       05
                                     ------
                                     13.29%

                         High Quarter: 2nd-2005   14.56%
                         Low Quarter:  1st-2005   -6.90%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 as applicable, with the NAREIT Equity Index. The NAREIT Equity Index is an unmanaged index that measures the performance of the of all publicly traded equity REITs. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

    Average Annual Total Return as of 12/31/05
---------------------------------------------------
                                  Since   Inception
                         1 Year Inception   Date
------------------------ ------ --------- ---------
Class A                  13.61%   26.13%   5/1/04
Class B                  13.29%   25.80%   5/1/04
NAREIT Equity REIT Index 12.13%   29.66%*
* Index performance is from 5/1/04.

For information on Neuberger Berman Management, Inc.'s prior performance with a comparable fund see page 110.

FEES AND EXPENSES:

This following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                            Class A Class B
------------------------------------------- ------- -------
Management Fee                               0.67%   0.67%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.03%   0.03%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.70%   0.95%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15% respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.69% for Class A shares and 0.94% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time period indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     72 $     97
--------------------------
3 Years  $    225 $    304
--------------------------
5 Years  $    391 $    528
--------------------------
10 Years $    873 $  1,171
--------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also purchase the securities of foreign issuers.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  . Companies with increasing earnings momentum and a history of positive earnings growth

  .  Stocks with low valuations relative to their growth potential

  .  Companies with the potential for positive earnings surprises

  .  Growth rates that the Adviser believes are sustainable over time

 PORTFOLIO MANAGEMENT:

..  OppenheimerFunds, Inc. see page 110

..  For financial highlights see page 143

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 82, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04     05
------   ------  -----  -----
-24.73%  28.53%  6.40%  4.71%

High Quarter:   2nd - 2003    +14.54%
Low Quarter:    2nd - 2002    -15.52%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/05
--------------------------------------------
                           Since    Inception
                 1 Year  Inception    Date
 -------------   ------- ---------- ---------
Class A           4.99%     2.17%     1/2/02
Class B           4.71%    -1.60%    2/12/01
S&P 500 Index     4.91%    -0.16%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B
-------------------------------------------------- ------- -------
Management Fee                                      0.59%   0.59%
------------------------------------------------------------------
12b-1 Fees                                          None    0.25%
------------------------------------------------------------------
Other Expenses                                      0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         0.64%   0.89%
------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager          0.69%   0.94%
------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.75% and 1.00%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. In addition, the Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing July 1, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2005 was 0.58%.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     71 $     96
--------------------------
3 Years  $    221 $    301
--------------------------
5 Years  $    385 $    522
--------------------------
10 Years $    861 $  1,159
--------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

To provide maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations (either through cash market purchases, forward commitments or derivative instruments). Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Lehman Global Real: U.S. TIPS Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio also may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 82, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31

  04     05
-----  -----
8.99%  1.39%

High Quarter   1st - 2004    +5.93%
Low Quarter    2nd - 2004    -3.03%





 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 111

..  For financial highlights see page 145

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Lehman Global Real: U.S. TIPS Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/04
-------------------------------------------------
                                Since   Inception
                       1 Year Inception   Date
---------------------- ------ --------- ---------
Class A                 1.48%   6.09%    5/1/03
Class B                 1.39%   5.86%    5/1/03
Lehman Brothers Global
 Real: U.S. TIPS Index  2.84%   6.36%*
* Index performance is from 5/1/03.

For information on Pacific Investment Management Company LLC's prior performance with a comparable fund, see page 112.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
------------------------------------------ ------- -------
Management Fee                              0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.05%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.55%   0.80%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.65% and 0.90%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     56 $     82
--------------------------
3 Years  $    177 $    256
--------------------------
5 Years  $    308 $    446
--------------------------
10 Years $    691 $    993
--------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three- to six-year time frame based on the Adviser's forecast for interest rates.


Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.


The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 82, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk


  .  High Yield debt security risk


Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 111

..  For financial highlights see page 147


In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02      03     04     05
------  ------  -----  -----
 9.29%   4.31%  4.98%  2.25%

 High Quarter:   3rd - 2002    +3.65%
 Low Quarter:    1st - 2002     0.00%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/04
---------------------------------------------------------------
                                              Since   Inception
                                     1 Year Inception   Date
------------------------------------ ------ --------- ---------
Class A                               2.46%   6.08%     5/1/01
Class B                               2.25%   5.61%    2/12/01
Lehman Brothers Aggregate Bond Index  2.43%   5.63%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B
----------------------------------------- ------- -------
Management Fee                             0.50%   0.50%
---------------------------------------------------------
12b-1 Fees                                 None    0.25%
---------------------------------------------------------
Other Expenses*                            0.06%   0.06%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses  0.56%   0.81%
---------------------------------------------------------

        * The Portfolio reimbursed the Manager during the year ended
          December 31, 2005 for expenses waived by the Manager in prior years pursuant to an Expense Limitation Agreement that is no longer applicable to the Portfolio. The expense information for the Portfolio does not reflect this reimbursement. If this reimbursement was shown, the Portfolio's Total Annual Operating Expenses would have been 0.57% for Class A shares and 0.82% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


         Class A  Class B
--------------------------
1 Year   $     57 $     83
--------------------------
3 Years  $    180 $    260
--------------------------
5 Years  $    314 $    451
--------------------------
10 Years $    703 $  1,005
--------------------------

                        RCM GLOBAL TECHNOLOGY PORTFOLIO


INVESTMENT OBJECTIVE:

The Portfolio seeks capital appreciation; no consideration is given to income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Portfolio identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies) and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale, use and/or service of technological products or services. Although the Portfolio emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The Adviser selects stocks for the Portfolio using a "growth" style. The Adviser seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the Adviser seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.

The Portfolio may invest a substantial portion of its assets in the securities of smaller capitalization companies with total assets in excess of $200 million and may invest in initial public offerings (IPOs). The Portfolio may invest up to 50% of its assets in foreign equity securities, including American Depositary Receipts, and may invest in securities of emerging market countries.

The Portfolio may utilize, primarily for risk management and hedging purposes, short sales (collateralized or uncollateralized), or other derivative instruments such as stock index futures contracts, purchase and sale of put and call options and other option strategies such as spreads and straddles.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 82, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio concentrates its investments in companies which utilize innovative technologies, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

In addition to other risks, a fund that invests a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives and use of short sales can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 14, 2005, RCM Capital Management is the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05
------   ------  ------  ------
-50.73%  57.57%  -4.31%  11.01%

High Quarter:   2nd - 2003    +21.50%
Low Quarter:    3rd - 2002    -34.81%






 PORTFOLIO MANAGEMENT:

..  RCM Capital Management LLC see page 112

..  For financial highlights see page 149

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/04 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market, and the NASDAQ Composite Index, a market-value weighted index of all common stocks listed on NASDAQ. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/05
---------------------------------------------------------------
                                             Since    Inception
                                    1 Year Inception    Date
----------------------------------- ------ ---------  ---------
Class A                             11.35%   (9.15)%   5/01/01
Class B                             11.01%  (12.92)%   2/12/01
S&P 500 Index                        4.91%   (0.16)%*
NASDAQ Composite Index               2.12%   (3.85)%*
* Index performance is from 2/1/01.

For information on RCM Capital Management LLC's prior performance with a comparable fund, see page 113.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B
-------------------------------------------------- ------- -------
Management Fee                                      0.92%   0.92%
------------------------------------------------------------------
12b-1 Fees                                          None    0.25%
------------------------------------------------------------------
Other Expenses                                      0.13%   0.13%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager         1.05%   1.30%
------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment to Manager*  0.14%   0.14%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/Repayment to Manager#         1.19%   1.44%
------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.10% and 1.35%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. In 2005 broker fee reimbursement brought the Portfolios' Total Annual Operating Expenses below the expense caps, and the Portfolio reimbursed the Manager, for expenses waived in prior years, amounts to bring Total Annual Portfolio Operating Expenses to the cap levels. If the broker fee reimbursements were shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 1.10% for Class A shares and 1.35% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $    122 $    148
--------------------------
3 Years  $    380 $    459
--------------------------
5 Years  $    658 $    792
--------------------------
10 Years $  1,450 $  1,733
--------------------------

                    T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.



The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. Although the Adviser expects the Portfolio to operate as a diversified investment company, the Portfolio will retain its "non-diversified" classification to give the Adviser the flexibility to pursue a more selective investment strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 82, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below for the period February 12, 2001 through December 31, 2005 is the performance of the Portfolio's Class B shares, the Portfolio's oldest Class. The Portfolio's Class A shares commenced operations on May 1, 2001.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05
------   ------  ------  ------
-44.04%  36.64%  17.82%  14.63%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%






 PORTFOLIO MANAGEMENT:

..  T. Rowe Price Associates, Inc. see page 113

..  For financial highlights see page 151

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/05
------------------------------------------------------
                                      Since   Inception
                             1 Year Inception   Date
---------------------------  ------ --------- ---------
Class A                      14.87%   (2.37)%   5/1/01
Class B                      14.63%   (3.01)%  2/12/01
Russell Midcap Growth Index  12.10%    0.26%*
* Index performance is from 2/1/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 as adjusted to reflect current expenses and expense limitations and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
------------------------------------------- ------- -------
Management Fee                               0.75%   0.75%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.07%   0.07%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.82%   1.07%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. Prior to May 1, 2005, the expense limitations for Class A and Class B shares were 0.95% and 1.20%, respectively. In addition, the Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing February 17, 2005 will be passed on to the Portfolio in the form of a voluntary fee waiver. Including the voluntary fee waiver, the management fee for the year ended December 31, 2005 was 0.74%.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Portfolio Operating Expenses would have been 0.81% for Class A shares and 1.06% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     84 $    110
--------------------------
3 Years  $    263 $    342
--------------------------
5 Years  $    457 $    593
--------------------------
10 Years $  1,017 $  1,311
--------------------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations no greater than nor less than the range of market capitalizations of companies in the Russell 2000 Index or the S&P 600 Index at the time of the investment. The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

The Portfolio is non-diversified, which means that the Portfolio may have fewer investments than diversified mutual funds of comparable size. However, the Portfolio currently intends to operate as a diversified fund.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 82, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

In addition, because the Portfolio may invest in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for the full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

Year-by-Year Total Return as of 12/31

  03      04      05
------  ------  ------
41.41%  26.50%  15.48%

High Quarter:   2nd - 2003    +18.25%
Low Quarter:    1st - 2003     -3.38%







 PORTFOLIO MANAGEMENT:

..  Third Avenue Management LLC see page 113

..  For financial highlights see page 153

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/05
--------------------------------------------------------------
                                             Since   Inception
                                    1 Year Inception   Date
----------------------------------- ------ --------- ---------
Class A                             15.82%   16.10%   5/1/02
Class B                             15.48%   15.86%   5/1/02
Russell 2000 Value Index             4.71%   10.86%*
* Index performance is from 5/1/02.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
------------------------------------------ ------- -------
Management Fee                              0.75%   0.75%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.06%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.81%   1.05%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.95% and 1.20%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     83 $    108
--------------------------
3 Years  $    260 $    336
--------------------------
5 Years  $    451 $    582
--------------------------
10 Years $  1,005 $  1,288
--------------------------

                        TURNER MID-CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations that the Portfolio's Adviser believes have strong earnings growth potential. Midcap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Growth Index ("Midcap Growth Index"). These securities may be traded over the counter or listed on an exchange. It is not expected that the Portfolio will own a substantial amount of securities that pay dividends.

The Portfolio invests in securities of companies that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the Midcap Growth Index. Investment exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the Midcap Growth Index.

The Adviser pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 82, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

                      Year-by-Year Total Return as of 12/31

                                       05
                                     ------
                                     11.36%

                        High Quarter: 3rd-2005    6.99%
                        Low Quarter:  1st-2005   -2.41%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/05 as applicable, with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/05
------------------------------------------------
                               Since   Inception
                      1 Year Inception   Date
--------------------- ------ --------- ---------
Class A               11.61%   14.47%   5/1/04
Class B               11.36%   14.25%   5/1/04
Russell Midcap Growth
 Index                12.10%   15.46%*
* Index performance is from 5/1/04.

For information on Turner Investment Partners, Inc.'s prior performance with a comparable fund, see page 114.



 PORTFOLIO MANAGEMENT:

..  Turner Investment Partners, Inc. see page 114.

..  For financial highlights see page 155.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses for the year ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expense (expenses that are deducted from Portfolio assets).

                                            Class A Class B
------------------------------------------- ------- -------
Management Fee                               0.80%   0.80%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.11%   0.11%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*#  0.91%   1.16%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.95% and 1.20% respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
        # The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.85% for Class A shares and 1.10% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     93 $    119
--------------------------
3 Years  $    291 $    370
--------------------------
5 Years  $    506 $    642
--------------------------
10 Years $  1,123 $  1,415
--------------------------

                         VAN KAMPEN COMSTOCK PORTFOLIO

INVESTMENT OBJECTIVE:

Capital growth and income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks at the time of investment. The Portfolio may also invest in preferred stocks, indexed securities and securities convertible into common and preferred stocks.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies that are believed by the Adviser to possess the potential for capital growth and income. The Portfolio's Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The Portfolio may invest in issuers of any size, although the Adviser focuses on companies with a market capitalization in excess of $2 billion.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers. In addition, the Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management, Inc. d/b/a Van Kampen see page 115.

..  For performance information for the period ended December 31, 2005 see
   "Financial Highlights" on page 157.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 82, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PAST PERFORMANCE:

The Portfolio commenced operations on May 1, 2005.

As a result, it does not have a significant operating history.

For information on Morgan Stanley Investment Management, Inc.'s prior performance with a comparable fund, see page 116.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2005 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).

                                           Class A Class B
------------------------------------------ ------- -------
Management Fee                              0.63%   0.63%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.05%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses*  0.68%   0.93%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05% respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     70 $     95
--------------------------
3 Years  $    218 $    298
--------------------------
5 Years  $    380 $    517
--------------------------
10 Years $    849 $  1,147
--------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK


Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.


INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK


Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation.

Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.


The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. ALTHOUGH A PORTFOLIO THAT IS NOT IDENTIFIED BELOW IN CONNECTION WITH A PARTICULAR STRATEGY OR TECHNIQUE GENERALLY HAS THE ABILITY TO ENGAGE IN SUCH A TRANSACTION, ITS ADVISER CURRENTLY INTENDS TO INVEST LITTLE, IF ANY, OF THE PORTFOLIO'S ASSETS IN THAT STRATEGY OR TECHNIQUE. (PLEASE NOTE THAT SOME OF THESE STRATEGIES MAY BE A PRINCIPAL INVESTMENT STRATEGY FOR A PARTICULAR PORTFOLIO AND CONSEQUENTLY ARE ALSO DESCRIBED IN THAT PORTFOLIO'S INVESTMENT SUMMARY.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

                                                                                                                      LOOMIS
                                                                          GOLDMAN                             LEGG    SAYLES
                                                                           SACHS      HARRIS       JANUS      MASON   GLOBAL
                                                                          MID-CAP     OAKMARK    AGGRESSIVE   VALUE   MARKETS
                                                                           VALUE   INTERNATIONAL   GROWTH    EQUITY    PORT-
                                                                         PORTFOLIO   PORTFOLIO   PORTFOLIO  PORTFOLIO  FOLIO
BRADY BONDS                                                                                                              X
------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                                                      X
------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                       X                       X          X        X
------------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                          X           X           X          X        X
------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
  OPTIONS                                                                                            X                   X
  FUTURES                                                                                                                X
------------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                                                  X
------------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                                 X                               X
------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                            X           X                   X
------------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                              X                   X
------------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                    X           X           X                   X
------------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                                     X                   X
------------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES,
COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY
BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN
BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES
AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                                      X                   X
------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                                 X          X        X
------------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                                                   X                   X
------------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                           X                       X                   X
------------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                           X                       X                   X
------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                                                               X
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                                     X          X        X
------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN
INVESTMENT COMPANIES                                                         X           X           X
------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-                                                       X
BACKED BONDS
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                                                                     X
------------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                                                     X
------------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                                              X                   X
------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                             X                       X          X        X
------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                X                       X          X
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                                    X                               X
------------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                                                            X
------------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                      X           X
------------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                             X           X           X                   X
------------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                                                            X
------------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                   X                       X
------------------------------------------------------------------------------------------------------------------------------



                                                                           LORD
                                                                          ABBETT
                                                                           BOND
                                                                         DEBENTURE
                                                                         PORTFOLIO
BRADY BONDS
----------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                          X
----------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                       X
----------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                          X
----------------------------------------------------------------------------------
DERIVATIVES:
  OPTIONS
  FUTURES
----------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
----------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
----------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS
----------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                      X
----------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                    X
----------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES             X
----------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES,
COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY
BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN
BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES
AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS              X
----------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                         X
----------------------------------------------------------------------------------
HYBRID INSTRUMENTS
----------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES
----------------------------------------------------------------------------------
INDEXED SECURITIES
----------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
----------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                             X
----------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN
INVESTMENT COMPANIES
----------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-
BACKED BONDS                                                                 X
----------------------------------------------------------------------------------
MUNICIPAL SECURITIES
----------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
----------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                      X
----------------------------------------------------------------------------------
PREFERRED STOCKS                                                             X
----------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS
----------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                        X
----------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                X
----------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                          X
----------------------------------------------------------------------------------
SECURITIES LOANS                                                             X
----------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
----------------------------------------------------------------------------------
STRUCTURED NOTES
----------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                   X
----------------------------------------------------------------------------------

                                                       LORD
                                                      ABBETT              MET/AIM   MFS(R)                 NEUBERGER
                                                      GROWTH               SMALL   EMERGING     MFS(R)      BERMAN   OPPENHEIMER
                                                        AND     LAZARD      CAP     MARKETS    RESEARCH      REAL      CAPITAL
                                                      INCOME    MID-CAP   GROWTH    EQUITY   INTERNATIONAL  ESTATE   APPRECIATION
                                                     PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO   PORTFOLIO  PORTFOLIO
BRADY BONDS                                                                            X
----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                                                                       X
----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                   X         X         X         X           X                      X
----------------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                      X         X         X         X           X                      X
----------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
  OPTIONS                                                          X         X         X           X
  FUTURES                                                          X         X         X           X
----------------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                                                X
----------------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                               X
----------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                          X           X
----------------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                                X           X
----------------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                X         X         X         X           X                      X
----------------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES                                                                    X           X           X
----------------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING
BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND
CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES
AND FOREIGN BRANCHES OR OF THE WORLD BANK;
VARIABLE AMOUNT MASTER DEMAND NOTES AND
VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN
CORPORATIONS                                                       X         X                     X           X          X
----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                                                           X
----------------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                                                 X           X          X
----------------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                                     X           X
----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                             X
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                                   X           X
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES
INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES                                                     X
----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                                                                X
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                                   X
----------------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON
BONDS
----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                         X         X         X                     X           X          X
----------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                      X         X                     X           X          X
----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                    X                                                                X
----------------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                            X                             X
----------------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                      X                             X           X           X
----------------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                         X         X         X                     X                      X
----------------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                          X           X
----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                         X         X                     X           X          X
----------------------------------------------------------------------------------------------------------------------------------




                                                       PIMCO
                                                       TOTAL
                                                      RETURN
                                                     PORTFOLIO
BRADY BONDS                                              X
--------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                      X
--------------------------------------------------------------
CONVERTIBLE SECURITIES                                   X
--------------------------------------------------------------
DEPOSITARY RECEIPTS
--------------------------------------------------------------
DERIVATIVES:
  OPTIONS                                                X
  FUTURES                                                X
--------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS                  X
--------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                 X
--------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                            X
--------------------------------------------------------------
FOREIGN DEBT SECURITIES                                  X
--------------------------------------------------------------
FOREIGN EQUITY SECURITIES
--------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES                                      X
--------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING
BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND
CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES
AND FOREIGN BRANCHES OR OF THE WORLD BANK;
VARIABLE AMOUNT MASTER DEMAND NOTES AND
VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN
CORPORATIONS                                             X
--------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                     X
--------------------------------------------------------------
HYBRID INSTRUMENTS                                       X
--------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                       X
--------------------------------------------------------------
INDEXED SECURITIES                                       X
--------------------------------------------------------------
INTEREST RATE TRANSACTIONS                               X
--------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                         X
--------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES
INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES
--------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA
CERTIFICATES, MORTGAGE-BACKED BONDS                      X
--------------------------------------------------------------
MUNICIPAL SECURITIES                                     X
--------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                     X
--------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON
BONDS                                                    X
--------------------------------------------------------------
PREFERRED STOCKS                                         X
--------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS
--------------------------------------------------------------
REPURCHASE AGREEMENTS                                    X
--------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                            X
--------------------------------------------------------------
RIGHTS AND WARRANTS
--------------------------------------------------------------
SECURITIES LOANS                                         X
--------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                            X
--------------------------------------------------------------
STRUCTURED NOTES                                         X
--------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                               X
--------------------------------------------------------------

                                                                               PIMCO               T. ROWE    THIRD
                                                                             INFLATION    RCM       PRICE    AVENUE    TURNER
                                                                             PROTECTED   GLOBAL    MID-CAP  SMALL CAP  MID-CAP
                                                                               BOND    TECHNOLOGY  GROWTH     VALUE    GROWTH
                                                                             PORTFOLIO PORTFOLIO  PORTFOLIO PORTFOLIO PORTFOLIO
BRADY BONDS                                                                      X
--------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                              X                              X
--------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                           X                    X         X
--------------------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                                        X          X         X         X
--------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES:
  OPTIONS                                                                        X         X          X
  FUTURES                                                                        X         X          X
--------------------------------------------------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
--------------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS                                                         X
--------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS                                                    X         X          X         X
--------------------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES                                                          X                    X         X
--------------------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                                  X          X         X
--------------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES                 X                    X
--------------------------------------------------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES,
COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF
THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE
NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                                    X                    X
--------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES                                             X
--------------------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS                                                               X         X          X
--------------------------------------------------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES                                               X         X          X         X         X
--------------------------------------------------------------------------------------------------------------------------------
INDEXED SECURITIES                                                               X         X
--------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS                                                       X
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                 X                    X
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN
INVESTMENT COMPANIES                                                             X         X          X         X
--------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED
BONDS                                                                            X                              X
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES                                                             X
--------------------------------------------------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES                                             X
--------------------------------------------------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS                          X
--------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                 X                    X         X
--------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                                                                         X         X         X
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                            X         X          X         X
--------------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS                                                    X         X                    X
--------------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS                                                                                   X                   X
--------------------------------------------------------------------------------------------------------------------------------
SECURITIES LOANS                                                                 X         X          X         X
--------------------------------------------------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)                                                    X         X
--------------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES                                                                 X                    X
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                       X                    X         X
--------------------------------------------------------------------------------------------------------------------------------



                                                                                VAN
                                                                              KAMPEN
                                                                             COMSTOCK
                                                                             PORTFOLIO
BRADY BONDS
--------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
--------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                                                           X
--------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS                                                              X
--------------------------------------------------------------------------------------
DERIVATIVES:
  OPTIONS                                                                        X
  FUTURES                                                                        X
--------------------------------------------------------------------------------------
DIRECT PARTICIPATION IN CORPORATE LOANS
--------------------------------------------------------------------------------------
DOLLAR ROLL TRANSACTIONS
--------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS
--------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES
--------------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES                                                        X
--------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
--------------------------------------------------------------------------------------
HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES,
COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK
HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF
THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE
NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS                                    X
--------------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK DEBT SECURITIES
--------------------------------------------------------------------------------------
HYBRID INSTRUMENTS
--------------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES
--------------------------------------------------------------------------------------
INDEXED SECURITIES                                                               X
--------------------------------------------------------------------------------------
INTEREST RATE TRANSACTIONS
--------------------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES                                                 X
--------------------------------------------------------------------------------------
INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN
INVESTMENT COMPANIES                                                             X
--------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED
BONDS
--------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
--------------------------------------------------------------------------------------
NON-MORTGAGE ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------------
PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS
--------------------------------------------------------------------------------------
PREFERRED STOCKS                                                                 X
--------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                            X
--------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------------
RIGHTS AND WARRANTS
--------------------------------------------------------------------------------------
SECURITIES LOANS
--------------------------------------------------------------------------------------
SHORT SALES (AGAINST THE BOX)
--------------------------------------------------------------------------------------
STRUCTURED NOTES
--------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                       X
--------------------------------------------------------------------------------------

BRADY BONDS. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

CONVERTIBLE SECURITIES. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

DEPOSITARY RECEIPTS. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

These instruments are subject to market risk and foreign investment risk.

DERIVATIVES. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

DIRECT PARTICIPATION IN CORPORATE LOANS. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the 1940 Act, and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

FOREIGN DEBT SECURITIES. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

FOREIGN EQUITY SECURITIES. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

HIGH YIELD/HIGH RISK DEBT SECURITIES. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

HYBRID INSTRUMENTS. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INDEXED SECURITIES. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES INCLUDING PASSIVE FOREIGN INVESTMENT COMPANIES. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

PIK (PAY-IN-KIND) DEBT SECURITIES AND ZERO-COUPON BONDS. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

These securities are subject to credit risk and interest rate risk.

PREFERRED STOCKS. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

REAL ESTATE INVESTMENT TRUSTS. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS.   Reverse repurchase agreements involve the sale
of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

RIGHTS AND WARRANTS.   Warrants basically are options to purchase equity
securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

SECURITIES LOANS. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

SHORT SALES. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

STRUCTURED NOTES. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae.

Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER


The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of Janus Aggressive Growth Portfolio, MFS(R) Emerging Markets Equity Portfolio, PIMCO Total Return Portfolio, RCM Global Technology Portfolio, PIMCO Inflation Protected Bond Portfolio and Turner Mid-Cap Growth Portfolio generally intend to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. Janus Aggressive Growth Portfolio, MFS(R) Emerging Markets Equity Portfolio, PIMCO Total Return Portfolio, RCM Global Technology Portfolio, PIMCO Inflation Protected Bond Portfolio and Turner Mid-Cap Growth Portfolio generally will have annual turnover rates of 100% or more.


DOWNGRADES IN FIXED INCOME DEBT SECURITIES

Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of each Portfolio. The advisory fees for each Portfolio are:


PORTFOLIO                               ADVISORY FEE
Goldman Sachs Mid-Cap Value Portfolio   0.75% of first $200 million of such assets plus
                                        0.70% of such assets over $200 million
----------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio  0.85% of first $100 million of such assets plus
                                        0.80% of such assets over $100 million up to $1 billion
                                        plus 0.75% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio       0.75% of first $25 million of such assets plus
                                        0.70% of such assets over $25 million up to $250 million
                                        plus 0.65% of such assets over $250 million up to $1 billion plus 0.55% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Lazard Mid-Cap Portfolio                0.70% of first $500 million of such assets plus 0.675% of
                                        such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio       Before such assets reach $350 million 0.70% of such
                                        assets. After such assets reach $350 million - whether or
                                        not such assets remain above or below $350 million -
                                        0.65% of the first $200 million of such assets plus 0.63% of such assets over $200 million.
----------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets Portfolio  0.70% of the first $500 million of such assets plus 0.65% on the next $500 million plus 0.60% over $1 billion
----------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio    0.60% of first $250 million of such assets plus
                                        0.55% of such assets over $250 million up to $500 million
                                        plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
----------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio 0.60% of first $600 million of such assets plus
                                        0.55% of such assets over $600 million up to $1.1 billion
                                        plus 0.50% of such assets over $1.1 billion up to $1.5
                                        billion plus 0.45% of such assets over $1.5 billion
----------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio      0.90% of first $500 million of such assets plus
                                        0.85% of such assets over $500 million
----------------------------------------------------------------------------------------------------

PORTFOLIO                                  ADVISORY FEE
MFS(R) Emerging Markets Equity Portfolio   1.05% of the first $250 million of such assets, plus 1.00%
                                           on the next $250 million, plus 0.85% on the next
                                           $500 million, plus 0.75% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio    0.80% of first $200 million of such assets plus
                                           0.75% of such assets over $200 million up to $500 million
                                           plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate Portfolio     0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $750 million
                                           plus 0.55% of such assets over $750 million
-------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio 0.65% of first $150 million of such assets plus
                                           0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                           million plus 0.55% of such assets over $500 million.
-------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio   0.50% of such assets
-------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio               0.50% of such assets
-------------------------------------------------------------------------------------------------------
RCM Global Technology Portfolio            0.90% of first $500 million of such assets plus
                                           0.85% of such assets over $500 million
-------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio     0.75% of such assets
-------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio     0.75% of first $1 billion of such assets plus
                                           0.70% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------
Turner Mid-Cap Growth Portfolio            0.80% of first $300 million of such assets plus
                                           0.70% of such assets over $300 million
-------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio              0.65% of first $500 million of such assets plus
                                           0.60% of such assets over $500 million up to $1 billion
                                           plus 0.525% of such assets over $1 billion
-------------------------------------------------------------------------------------------------------

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in the Trust's annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios:

                                                 TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                 (% OF DAILY NET ASSETS)
      Goldman Sachs Mid-Cap Value Portfolio                0.95%
      Harris Oakmark International Portfolio               1.10%
      Janus Aggressive Growth Portfolio                    0.90%
      Lazard Mid-Cap Portfolio                             0.80%
      Legg Mason Value Equity Portfolio                    0.80%
      Loomis Sayles Global Markets Portfolio               0.90%
      Met/A I M Small Cap Growth Portfolio                 1.05%
      MFS(R) Emerging Markets Equity Portfolio             1.30%
      MFS(R) Research International Portfolio              1.00%
      Neuberger Berman Real Estate Portfolio               0.90%
      Oppenheimer Capital Appreciation Portfolio           0.75%
      PIMCO Inflation Protected Bond Portfolio             0.65%
      RCM Global Technology Portfolio                      1.10%
      T. Rowe Price Mid-Cap Growth Portfolio               0.90%
      Third Avenue Small Cap Value Portfolio               0.95%
      Turner Mid-Cap Growth Portfolio                      0.95%
      Van Kampen Comstock Portfolio                        0.80%


Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.


A I M CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolios, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $128 billion as of December 31, 2005.

The Adviser uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are:


  . Juliet S. Ellis (lead manager), Senior Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . Juan R. Hartsfield, Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

  . They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the Team may change from time to time.


GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("Goldman Sachs"), 32 Old Slip, New York, New York 10005, is the Adviser to the Goldman Sachs Mid-Cap Value Portfolio of the Trust. Goldman Sachs, an affiliate of Goldman Sachs & Co., has been an investment manager for over 13 years and as of December 31, 2005 managed, together with its affiliates, approximately $526.4 billion in a family of mutual funds and other advisory accounts.

  . The Portfolio is team managed, led by Eileen Rominger, Managing Director and Chief Investment Officer--Value. Ms. Rominger joined Goldman Sachs in 1999. From 1981 to 1999, Ms. Rominger worked at Oppenheimer Capital, most recently as a senior portfolio manager. Ms. Rominger heads a team of 14 investment professionals averaging eighteen years of investment experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Goldman Sachs Mid-Cap Value Portfolio and the Goldman Sachs Mid Cap Value Fund, which is also advised by Goldman Sachs, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in April 2004, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Goldman Sachs, performance information regarding the Goldman Sachs Mid Cap Value Fund is presented. Management fees paid by the Goldman Sachs Mid Cap Value Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Goldman Sachs Mid Cap Value Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid to the Goldman Sachs Mid Cap Value Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Goldman Sachs Mid Cap Value Fund and the Portfolio will vary.

The table below compares the Goldman Sachs Mid Cap Value's Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through December 31, 2005, with the Russell Mid Cap Value Index, an unmanaged index that measures the performance of those Russell mid cap companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deductions of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

        Average Annual Total Return as of 12/31/05
----------------------------------------------------------
                                                    Since
                                   1 Year 5 Years Inception
---------------------------------- ------ ------- ---------
Goldman Sachs Mid Cap Value Fund--
 Institutional shares              12.90%  14.27%   14.90%
Russell Midcap Value Index         12.65%  12.21%   13.65%

HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based IXIS Asset Management US Group L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $63.4 billion of assets as of December 31, 2005.

  . David G. Herro, CFA, Partner and Chief Investment Officer-International, and Robert A. Tayler, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1992 as an International Analyst.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Aggressive Growth Portfolio of the Trust. Janus began serving as an investment adviser in 1969 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus is a subsidiary of Janus Capital Group Inc. As of December 31, 2005, Janus Capital Group, Inc. managed approximately $148 billion in assets.

  . Claire Young, CFA, Vice President of the Adviser. Ms. Young has been the portfolio manager of the Janus Olympus Fund since August, 1997. Ms. Young joined Janus in January, 1992.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid-Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. The Adviser and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $77.6 billion as of December 31, 2005. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . Christopher Blake Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and U. S. Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . Gary Buesser, CFA Senior Vice President, Portfolio Manager. Gary Buesser is a Senior Vice President of Lazard. He is a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining the Lazard in 2000, Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. He began working in the investment field in 1983.

  . Robert A. Failla, CFA Senior Vice President, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003, Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . Andrew Lacey, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Lazard Mid-Cap Portfolio and the Lazard Mid Cap Fund, which is also advised by Lazard, have substantially similar investment objectives, policies, and strategies. Lazard began managing the Portfolio in December 2005. In order to provide you with information regarding the investment capabilities of Lazard, performance information regarding the Lazard Mid Cap Fund is presented. Management fees paid by the Lazard Mid Cap Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Lazard Mid Cap Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Lazard Mid Cap Fund, as a percentage of average net assets, applied to all prior periods. by Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Lazard Mid Cap Fund and the Portfolio will vary.

The table below compares the Lazard Mid Cap Fund's average annual compounded total returns for the 1- and 5- year periods and since inception on 12/31/95 through 12/31/05 with the S&P Mid Cap 400 Index, an unmanaged index which measures the performance of mid-sized companies and covers approximately 7% of the U.S. equities market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                                           Since
                                         1 Year  5 Year  Inception
---------------------------------------- ------ ------   ---------
Lazard Mid Cap Fund--Institutional Class  8.89% (11.13)%   10.90%
S&P Mid Cap 400 Index                    12.56%  (8.60)%   12.11%

LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2005, LMCM and its sister companies had aggregate assets under management of approximately $60.2 billion.

  . Mary Chris Gay, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Portfolio and the Legg Mason Value Trust, Inc. ("Legg Mason Value Trust"), which is also advised by LMCM, have substantially similar investment objectives, policies and strategies. LMCM began managing the Legg Mason Value Trust on April 1, 2005. Prior to that date, the Legg Mason Value Trust was managed by Legg Mason Funds Management, Inc. ("LMFM"), an affiliate of LMCM. LMFM and LMCM have substantially the same portfolio management personnel. The Legg Mason Value Trust is managed in the same manner both before and after April 1, 2005. Since the Portfolio commenced operations in November, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of LMCM, performance information regarding the Legg Mason Value Trust is presented. Management fees paid by the Legg Mason Value Trust are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Legg Mason Value Trust, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Legg Mason Value Equity Trust, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Legg Mason Value Trust and the Portfolio will vary.

The table below compares the Legg Mason Value Trust's average annual compounded total returns for the 1-, 5- and 10-year periods through December 31, 2005, with the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). The S&P 500 Index is a market capitalization-weighted index, composed of 500 widely held common stocks that are generally considered representative of the U.S. stock markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                             1 Year 5 Year 10 Year
-------------------------------------------- ------ ------ -------
Legg Mason Value Trust--Primary Class shares  5.32%  4.48%  15.19%
S&P 500 Index                                 4.91%  0.54%   9.07%

LOOMIS, SAYLES & COMPANY, L.P. ("Loomis Sayles"), One Financial Center, Boston, Massachusetts 02111, is the Adviser to the Loomis Sayles Global Markets Portfolio of the Trust. Loomis Sayles is a subsidiary of IXIS Asset Management, US Group. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $75 billion in assets under management as of December 31, 2005.

The Portfolio is managed by a team of portfolio managers:

  . Mark B. Baribeau, CFA, a Vice President of Loomis Sayles, joined the firm in 1989. He is the Growth portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . Daniel J. Fuss, CFA, CIC, Executive Vice President, Vice Chairman and Director of Loomis Sayles has been with the firm since 1976. He is the portfolio manager of the domestic fixed income securities sector of the Portfolio.

  . Warren Koontz, CFA, a Vice President of Loomis Sayles, joined the firm in 1995. He is the Value portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . David Rolley, CFA, Vice President of Loomis Sayles, has been with the firm since 1994. He is the portfolio manager of the international fixed income securities sector of the Portfolio.

The Loomis Sayles Global Markets Portfolio and the Loomis Sayles Global Markets Fund, which is also advised by Loomis Sayles, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have any significant operating history. In order to provide you with information regarding the investment capabilities of Loomis Sayles, performance information regarding the Loomis Sayles Global Markets Fund is presented. Management fees paid by the Loomis Sayles Global Markets Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Loomis Sayles Global Markets Fund, the average annual return during the periods would have been higher than the numbers set forth below. This result assumes that the current management fee paid by the Loomis Sayles Global Markets Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Loomis Sayles Global Markets Fund and the Portfolio will vary.

The table below compares the Loomis Sayles Global Markets Fund's average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/05 with the MSCI World Index, an index that measures global developed market equity performance. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

                                                  Since   Inception
                                  1 Year 5 Year Inception   Date
--------------------------------- ------ ------ --------- ---------
Loomis Sayles Global Markets Fund
 (Class Y shares)                 12.38%  9.49%   11.28%   5/1/96
MSCI World Index                  10.02%  2.64%    7.08%

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture and Lord Abbett Growth and Income Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual funds and other advisory accounts as of December 31, 2005.

LORD ABBETT BOND DEBENTURE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Eli M. Salzmann and Sholom Dinsky head the team and have the joint and primary responsibility for the day-to-day management of the Portfolio. The other senior member of the team is Kenneth G. Fuller. Messrs. Salzmann and Dinsky are Partners of Lord Abbett. Messrs. Salzmann and Dinsky have been with Lord Abbett since 1997 and 2000, respectively. Mr. Fuller, Investment Manager--Large Cap Value, joined Lord Abbett in 2002 from Pioneer Investment Management, Inc., where he served as Portfolio Manager and Senior Vice President from 1999 to 2002. Prior thereto, he served as a Principal of Manley, Fuller Asset Management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services, which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

The Portfolio is managed by Nicholas D. Smithie, a Vice President of MFS. Mr. Smithie has been a portfolio manager with MFS since 2002 and has been in the investment management area of MFS since 1998.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have any operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.

The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/05 with the Morgan Stanley Capital International (MSCI) Emerging Market Free (EMF) Index, an unmanaged market capitalization weighted equity index composed of companies that are representative of the market structure of the following 26 countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey, and Venezuela. "Free" MSCI indices exclude those shares not purchasable by foreign investors. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

 Average Annual Total Return as of 12/31/05
--------------------------------------------
                        1 Year 5 Year 10 Year
----------------------- ------ ------ -------
MFS(R) Emerging Markets
 Equity Fund (Class A
 shares) (Without Sales
 Charge)                35.48% 19.85%  8.29%
MSCI EMF Index          34.54% 19.44%  6.98%


MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

  . The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

  . Mr. Melendez, Vice President of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

  . Mr. Garcia, Vice President of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.

NEUBERGER BERMAN MANAGEMENT, INC. ("Neuberger Berman"), 605 Third Avenue, 2/nd/ Floor, New York, New York 10158, is the Adviser to the Neuberger Berman Real Estate Portfolio of the Trust. Neuberger Berman is a wholly-owned subsidiary of Lehman Brothers Holdings, Inc., a publicly owned company. The firm and its affiliates manage $107.4 billion in total assets as of December 31, 2005 and continue an asset management history that began in 1939.


  . Steven R. Brown, a Vice President of Neuberger Berman and a Managing Director of Neuberger Berman, LLC. He joined Neuberger Berman in 2002 and from 1997 to 2002, he was a portfolio co-manager of a comparable fund at an investment firm specializing in securities of REITs.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Neuberger Berman Real Estate Portfolio and the Neuberger Berman Real Estate Fund, which is also advised by Neuberger Berman, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in April 2004, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Neuberger Berman, performance information regarding the Neuberger Berman Real Estate Fund is presented. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Neuberger Berman Real Estate Fund and the Portfolio will vary.

The table below compares the Neuberger Berman Real Estate Fund's average annual compounded total returns for the 1-year period and since inception of the Trust Class shares on 5/01/02 through 12/31/04 with the NAREIT Equity REIT Index, an unmanaged index which tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.


     Average Annual Total Return as of 12/31/04
---------------------------------------------------
                                             Since
                                    1 Year Inception
----------------------------------- ------ ---------
Neuberger Berman Real Estate Fund--
 Trust Class shares                 13.08%   22.11%
NAREIT Equity REIT Index            12.13%   19.52%

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $200 billion in assets as of December 31, 2005, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  William L. Wilby and Marc L. Baylin, CFA act as co-managers of the
     Portfolio.

  . Mr. Wilby has been a Senior Vice President of Oppenheimer since July 1994 and Senior Investment Officer, Director of Equities of the Adviser since July 2004. Mr. Wilby was Senior Investment Officer, Director of International Equities of the Adviser from May 2000 through July 2004 and Senior Vice President of HarbourView Asset Management Corporation, a subsidiary of Oppenheimer, from May 1999 through November 2001.

  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2005, PIMCO had approximately $594.1 billion in assets under management.

PIMCO TOTAL RETURN PORTFOLIO

  . Pasi Hamalainen, Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He has twelve years of investment experience and holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's in finance from The Wharton School at the University of Pennsylvania.

  . William H. Gross, CFA, Managing Director and chief investment officer, was a founding partner of PIMCO in 1971.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

  . John B. Brynjolfsson, CFA, Managing Director, Portfolio Manager. He is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. Mr. Brynjolfsson joined PIMCO in 1989, previously having been associated with Charles River Associates and JP Morgan Securities. He has nineteen years of investment experience, and holds a bachelor's degree in physics and mathematics from Columbia College and an MBA in finance and economics from the MIT Sloan School of Management.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The PIMCO Inflation Protected Bond Portfolio and the PIMCO Real Return Fund, which is also advised by PIMCO, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in May 2003, it does not have a significant operating history. In order to provide you with the information regarding the investment capabilities of PIMCO, performance information regarding the PIMCO Real Return Fund is presented. Management fees paid by the PIMCO Real Return Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the PIMCO Real Return Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the PIMCO Real Return Fund, as a percentage of average net assets, applied to all prior periods Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of PIMCO Real Return Fund and the Portfolio will vary.


The table below compares the PIMCO Real Return Fund's average annual compounded total returns for the 1- and 5-year periods and since inception of the Class A shares on 1/27/97 through 12/31/05 with the Lehman Global Real: U.S. TIPS Bond Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

          Average Annual Total Return as of 12/31/04
-------------------------------------------------------------
                                                        Since
                                       1 Year  5 Year Inception
-------------------------------------- ------  ------ ---------
PIMCO Real Return Fund--Class A shares
 (without sales charge)                 2.17%   8.64%   7.81%
PIMCO Real Return Fund--Class A shares
 (with sales load)                     (0.89)%  7.98%   7.44%
Lehman Global Real: U.S. TIPS Index     2.84%   8.74%   7.33%*
* Index performance is from 1/31/97.

RCM CAPITAL MANAGEMENT LLC ("RCM"), a subsidiary of AGI LP, Suite 2900, Four Embarcadero Center, San Francisco, California 94111, is the Adviser to the RCM Global Technology Portfolio of the Trust. Originally founded in 1970, RCM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. RCM is an indirect subsidiary of Allianz AG. As of December 31, 2005, RCM had over $19.9 billion in assets under management.


  . Walter C. Price, CFA, Co-Portfolio Manager, is a Managing Director and Senior Analyst on the Global Technology Team. Mr. Price joined RCM in 1974.

  . Huachen Chen, CFA, Co-Portfolio Manager is a Senior Portfolio Manager with RCM. Mr. Chen joined RCM in 1984.

PRIOR EXPERIENCE WITH COMPARABLE FUND


The RCM Global Technology Portfolio and the Allianz RCM Technology Fund, which is also advised by RCM, have substantially similar investment objectives, policies, and strategies. RCM began managing the Portfolio in January 2005. In order to provide you with information regarding the investment capabilities of RCM, performance information regarding the Allianz RCM Technology Fund is presented. Management fees paid by the Allianz RCM Technology Fund are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Allianz RCM Technology Fund, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Allianz RCM Technology Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Allianz RCM Technology Fund and the Portfolio will vary.

The table below compares the Allianz RCM Technology Fund's average annual compounded total returns for the 1- and 5- year periods and since inception on 12/31/95 through 12/31/04 with the NASDAQ Composite Index, an unmanaged market-value weighted index of all common stocks on the NASDAQ Stock Market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

      Average Annual Total Return as of 12/31/04
-----------------------------------------------------
                                               Since
                              1 Year 5 Year  Inception
----------------------------- ------ ------  ---------
Allianz RCM Technology Fund--
 Class I shares                8.90% (4.71)%   17.29%
NASDAQ Composite Index         2.12% (1.54)%    8.17%

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid-Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2005, T. Rowe Price and its affiliates managed over $269.5 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.


  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. Brian W. H. Berghuis acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and has been managing investments since 1988.


THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, NY 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Ave-nue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2005 had over $20.2 billion in assets under management.

  . Curtis Jensen, Co-Portfolio Manager and Co-Chief Investment Officer of the Adviser. Mr. Jensen has been employed by the Adviser and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . Ian Lapey, Co-Portfolio Manager. Mr. Lapey has been employed by the Adviser and its predecessor since 2001 as a portfolio manager and senior research analyst. Prior to joining the Adviser, Mr. Lapey was an equity research analyst with Credit Suisse First Boston from 1997 to 2001.

TURNER INVESTMENT PARTNERS, INC. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, is the Adviser to the Turner Mid-Cap Growth Portfolio of the Trust. Turner has been an investment manager for over 15 years and as of December 31, 2005 managed approximately $18.3 billion in a family of mutual funds and other advisory accounts.


  . The Portfolio is managed by a committee composed of Christopher K. McHugh, Bill McVail, CFA, and Robert E. Turner, CFA. Mr. McHugh, Senior Portfolio Manager/Security Analyst, co-founded Turner in 1990 and is the Portfolio's lead manager. Mr. McVail, Senior Portfolio Manager/Security Analyst, joined Turner in 1998. Mr. Turner, Chairman and Chief Investment Officer--Growth Equities, co-founded Turner in 1990.

PRIOR EXPERIENCE WITH COMPARABLE FUND


The Turner Mid-Cap Growth Portfolio and the Turner Midcap Growth Fund, which is also advised by Turner, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in April 2004, it does not have a long operating history. In order to provide you with information regarding the investment capabilities of Turner, performance information regarding the Turner Midcap Growth Fund is presented. Management fees paid by the Turner Midcap Growth Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Turner Midcap Growth Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the Turner Midcap Growth Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Turner Midcap Growth Fund and the Portfolio will vary.

The table below compares the Turner Midcap Growth Fund's average annual compounded total returns for the 1- and 5-year periods and since inception of the Class 1 shares on 10/1/96 through 12/31/05 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/05
-----------------------------------------------------------------
                                                           Since
                                          1 Year 5 Years Inception
----------------------------------------- ------ ------- ---------
Turner Midcap Growth Fund--Class 1 shares 12.03%  2.20%    14.21%
Russell Midcap Growth Index               12.11%  1.38%     8.54%

MORGAN STANLEY INVESTMENT MANAGEMENT INC., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"), 1221 Avenue of the Americas, New York, New York 10020, is the Adviser to the Van Kampen Comstock Portfolio of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2005, Van Kampen, together with its affiliated asset management companies managed approximately $434 billion in assets.

  . The Portfolio is managed by Van Kampen's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991. Mr. Leder and Mr. Holt are Executive Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Since the Portfolio commenced operations in April 2005, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Van Kampen, performance information regarding the Van Kampen Comstock Composite is presented. This chart does not show you the performance of the Van Kampen Comstock Portfolio--it shows the performance of similar accounts also managed by Van Kampen. This chart shows the historical performance of the Van Kampen Comstock Composite. The accounts in the Composite have investment objectives, policies and strategies that are substantially similar to those of the Van Kampen Comstock Portfolio. As of December 31, 2005 the Composite consisted of 31 mutual funds.

The performance shows the historical track record of the Adviser and is not intended to imply how the Van Kampen Comstock Portfolio will perform. Total returns represent past performance of the Composite and not the Van Kampen Comstock Portfolio.


               Annul total returns/Average annual total returns
                   for the periods ending December 31, 2005

              Van Kampen                    Russell
               Comstock        S&P 500    1000 Value
Year/Period Composite (%)/1/ Index (%)/2/ Index (%)/2/
----------- ---------------  -----------  -----------
  2005            4.20           4.91         7.05
  2004           17.36          10.88        16.49
  2003           30.67          28.68        30.03
  2002          -19.80         -22.09       -15.52
  2001           -1.98         -11.88        -5.59
  2000           31.73          -9.12         7.02
  1999            2.26          21.04         7.35
  1998           20.05          28.57        15.63
  1997           29.84          33.36        35.18
  1996/3/         7.56           5.42        21.64

       /1 /This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The Van Kampen Comstock Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable.
       /2 /The Standard & Poor's 500 Composite Stock Price Index, an index of the stocks of approximately 500 large- and medium-sized companies traded in U.S. stock markets. Results include reinvested dividends. The Russell 1000 Value Index consists of those Russell 1000 companies with lower price to book ratios.
       /3 /The inception date of the composite was 11/1/96. Total returns and expenses are not annualized for the first year of operations.


Appendix A contains a summary of the performance information set forth in this section with respect to each Adviser or its affiliate's prior experience with comparable funds.

DISTRIBUTION PLAN


Each Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% of the average daily net assets of each Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com); (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the web site on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.


A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS


Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.


All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares and Class B shares of each Portfolio only to the separate accounts of MetLife to fund Contracts. Class E shares of the Portfolios are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.


Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current mar-ket price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A shares and Class B shares financial performance for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.


  GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $11.94               $10.00
                                                                    ------              -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.15                 0.09
NET REALIZED AND UNREALIZED GAINS                                     1.38                 2.01
                                                                    ------              -------
TOTAL FROM INVESTMENT OPERATIONS                                      1.53                 2.10
                                                                    ------              -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                (0.11)               (0.05)
                                                                    ------              -------
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.82)               (0.11)
                                                                    ------              -------
TOTAL DISTRIBUTIONS                                                 (0.93)               (0.16)
                                                                    ------              -------
NET ASSET VALUE, END OF PERIOD                                      $12.54               $11.94
                                                                    ------              -------
TOTAL RETURN                                                        12.76%               20.98%
                                                                    ------              -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $285.0               $126.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.79%               0.97%+
NET INVESTMENT INCOME                                                1.15%               1.19%+
PORTFOLIO TURNOVER RATE                                              51.4%              40.8%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.79%                0.98%

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                        GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $11.95               $10.00
                                                                    ------              -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.11                 0.05
NET REALIZED AND UNREALIZED GAINS                                     1.39                 2.04
                                                                    ------              -------
TOTAL FROM INVESTMENT OPERATIONS                                      1.50                 2.09
                                                                    ------              -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                (0.08)               (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.82)               (0.11)
                                                                    ------              -------
TOTAL DISTRIBUTIONS                                                 (0.90)               (0.14)
                                                                    ------              -------
NET ASSET VALUE, END OF PERIOD                                      $12.55               $11.95
                                                                    ------              -------
TOTAL RETURN                                                        12.54%               20.85%
                                                                    ------              -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $137.1               $104.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             1.03%               1.14%+
NET INVESTMENT INCOME                                                0.87%               0.71%+
PORTFOLIO TURNOVER RATE                                              51.4%              40.8%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     1.03%               1.14%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO
(FORMERLY STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO)*

                                                                                               FOR THE PERIOD FROM
                                                                                                 JANUARY 2, 2002
                                                                                                 (COMMENCEMENT OF
                                                              FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                              -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                                       2005(A)    2004(A)    2003(A)    --------------------
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.36     $11.89      $8.89           $10.81
                                                               --------   --------   --------       ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.21       0.04     (0.08)             0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)                        1.87       2.43       3.22           (1.97)
                                                               --------   --------   --------       ---------
TOTAL FROM INVESTMENT OPERATIONS                                  2.08       2.47       3.14           (1.91)
                                                               --------   --------   --------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.02)     --++++     (0.11)           (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.19)         --     (0.03)               --
                                                               --------   --------   --------       ---------
TOTAL DISTRIBUTIONS                                             (0.21)         --     (0.14)           (0.01)
                                                               --------   --------   --------       ---------
NET ASSET VALUE, END OF PERIOD                                  $16.23     $14.36     $11.89            $8.89
                                                               --------   --------   --------       ---------
TOTAL RETURN                                                    14.48%     20.80%     35.36%        (17.64)%+
                                                               --------   --------   --------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $644.5     $276.4       $8.4             $4.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.94%      1.04%      1.16%          1.10%++
NET INVESTMENT INCOME                                            1.37%      0.32%      0.80%          0.68%++
PORTFOLIO TURNOVER RATE                                          11.5%      11.3%    22.1%++           82.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.96%+++   1.03%+++   1.21%+++          2.49%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER REBATES:      N/A        N/A      1.15%          1.08%++

--------------------------------------------------------------------------------
* Effective January 1, 2003, the Portfolio changed its name to Harris Oakmark International Portfolio and Harris Associates L.P. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
++++ Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                       HARRIS OAKMARK INTERNATIONAL PORTFOLIO
         (FORMERLY STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO)*

                                                                                   FOR THE PERIOD FROM
                                                                                     OCTOBER 9, 2001
                                                                                     (COMMENCEMENT OF
                                                FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                               ----------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A)  2004(A)  2003(A)  2002(A)  --------------------
-----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $14.27   $11.84    $8.87   $10.84         $10.00
                                               -------- -------- -------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                       0.17     0.16     0.02     0.01         (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)         1.86     2.27     3.08   (1.97)           0.99
                                               -------- -------- -------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                   2.03     2.43     3.10   (1.96)           0.97
                                               -------- -------- -------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                 --       --   (0.10)   (0.01)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS    (0.19)       --   (0.03)       --         (0.12)
                                               -------- -------- -------- --------      ---------
TOTAL DISTRIBUTIONS                              (0.19)       --   (0.13)   (0.01)         (0.13)
                                               -------- -------- -------- --------      ---------
NET ASSET VALUE, END OF PERIOD                   $16.11   $14.27   $11.84    $8.87         $10.84
                                               -------- -------- -------- --------      ---------
TOTAL RETURN                                     14.24%   20.52%   34.96% (18.09)%         9.69%+
                                               -------- -------- -------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)          $554.3   $483.9   $288.0    $17.9           $5.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                          1.19%    1.23%    1.43%    1.35%        1.35%++
NET INVESTMENT INCOME (LOSS)                      1.11%    1.27%    0.17%    0.15%      (0.07)%++
PORTFOLIO TURNOVER RATE                           11.5%    11.3%    22.1%    82.0%         22.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                1.20%+++ 1.22%+++ 1.33%+++    2.64%        5.69%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                     N/A      N/A    1.43%    1.31%            N/A

--------------------------------------------------------------------------------
* Effective January 1, 2003, the Portfolio changed its name to Harris Oakmark International Portfolio and Harris Associates L.P. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  JANUS AGGRESSIVE GROWTH PORTFOLIO

                                                                                               FOR THE PERIOD FROM
                                                                                                 JANUARY 2, 2002
                                                                                                 (COMMENCEMENT OF
                                                              FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                              -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                                       2005(A)    2004(A)    2003(A)    --------------------
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $7.65      $7.03       $5.37             $7.44
                                                              ------     ------      -------        ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                      --       0.01      (0.01)              0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      1.06       0.61        1.67            (2.08)
                                                              ------     ------      -------        ---------
TOTAL FROM INVESTMENT OPERATIONS                                1.06       0.62        1.66            (2.07)
                                                              ------     ------      -------        ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                              --         --          --         (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                 (0.01)         --          --                --
                                                              ------     ------      -------        ---------
TOTAL DISTRIBUTIONS                                           (0.01)         --          --         (0.00)+++
                                                              ------     ------      -------        ---------
NET ASSET VALUE, END OF PERIOD                                 $8.70      $7.65       $7.03             $5.37
                                                              ------     ------      -------        ---------
TOTAL RETURN                                                  13.84%      8.82%      30.91%         (27.78)%+
                                                              ------     ------      -------        ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $500.4     $250.8       $19.9              $2.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                       0.72%      0.90%       0.89%           0.85%++
NET INVESTMENT INCOME (LOSS)                                     --%      0.15%     (0.09)%           0.11%++
PORTFOLIO TURNOVER RATE                                       121.0%     104.7%       91.5%            92.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER RATES:                0.72%*     0.85%*      0.90%*           1.43%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER REBATES:    N/A        N/A       0.89%           0.77%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                            JANUS AGGRESSIVE GROWTH PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                    FEBRUARY 12, 2001
                                                                                     (COMMENCEMENT OF
                                                FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                               --------------------------------    DECEMBER 31, 2001(A)
CLASS B                                        2005(A) 2004(A) 2003(A)   2002(A)   --------------------
-----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $7.58   $6.99   $5.34    $7.40            $10.00
                                               ------- ------- ------- --------          --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                    (0.02)  (0.01)  (0.02)   (0.01)                --+++
NET REALIZED AND UNREALIZED GAINS (LOSSES)        1.05    0.60    1.67   (2.05)            (2.60)
                                               ------- ------- ------- --------          --------
TOTAL FROM INVESTMENT OPERATIONS                  1.03    0.59    1.65   (2.06)            (2.60)
                                               ------- ------- ------- --------          --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                --      --      --   (0.00)+++             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS   (0.01)      --      --       --                --
                                               ------- ------- ------- --------          --------
TOTAL DISTRIBUTIONS                             (0.01)      --      --   (0.00)+++             --
                                               ------- ------- ------- --------          --------
NET ASSET VALUE, END OF PERIOD                   $8.60   $7.58   $6.99    $5.34             $7.40
                                               ------- ------- ------- --------          --------
TOTAL RETURN                                    13.58%   8.44%  30.90% (27.83)%          (26.00)%+
                                               ------- ------- ------- --------          --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $277.8  $339.5  $252.6    $46.8             $15.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                         0.97%   1.15%   1.14%    1.10%             1.10%++
NET INVESTMENT LOSS                            (0.25)% (0.11)% (0.37)%  (0.18)%           (0.11)%++
PORTFOLIO TURNOVER RATE                         121.0%  104.7%   91.5%    92.7%             98.4%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                 0.97%*  1.08%*  1.18%*    1.69%             4.03%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                    N/A     N/A   1.13%    1.00%               N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID-CAP PORTFOLIO*
(FORMERLY MET/AIM MID CAP CORE EQUITY PORTFOLIO)

                                                                                               FOR THE PERIOD FROM
                                                                                                 JANUARY 2, 2002
                                                                                                 (COMMENCEMENT OF
                                                              FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                              -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                                       2005(A)    2004(A)    2003(A)    --------------------
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $14.13     $12.33      $9.85            $10.98
                                                               -------    -------    -------        ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.04       0.08       0.01              0.03
NET REALIZED AND UNREALIZED GAINS (LOSSES)                       1.16       1.72       2.58            (1.15)
                                                               -------    -------    -------        ---------
TOTAL FROM INVESTMENT OPERATIONS                                 1.20       1.80       2.59            (1.12)
                                                               -------    -------    -------        ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                           (0.06)         --     (0.01)         (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (1.62)         --     (0.10)            (0.01)
                                                               -------    -------    -------        ---------
TOTAL DISTRIBUTIONS                                            (1.68)         --     (0.11)            (0.01)
                                                               -------    -------    -------        ---------
NET ASSET VALUE, END OF PERIOD                                 $13.65     $14.13     $12.33             $9.85
                                                               -------    -------    -------        ---------
RATIOS/SUPPLEMENTAL DATE:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $89.0      $58.8       $4.5              $4.2
TOTAL RETURN                                                    8.40%     14.60%     26.42%         (10.18)%+
                                                               -------    -------    -------        ---------
RATIOS TO AVERAGE NET ASSETS /(1)/:

EXPENSES                                                        0.79%      0.85%      0.93%           0.90%++
NET INVESTMENT INCOME                                           0.63%      0.59%      0.10%           0.26%++

PORTFOLIO TURNOVER RATE                                        170.0%      90.7%      36.2%            37.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.82%**    0.83%**    0.96%**           1.64%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER REBATES:     N/A        N/A      0.92%           0.86%++

--------------------------------------------------------------------------------
* Effective December 19, 2005, the Portfolio changed its name from Lazard Mid-Cap Portfolio and Lazard Asset Management LLC because the Portfolio's Adviser.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                                    LAZARD MID-CAP PORTFOLIO*
                               (FORMERLY MET/AIM MID CAP CORE EQUITY PORTFOLIO)

                                                                                             FOR THE PERIOD FROM
                                                                                               OCTOBER 9, 2001
                                                                                              (COMMENCEMENT OF
                                                         FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                                      -----------------------------------     DECEMBER 31, 2001
CLASS B                                               2005(A) 2004(A)  2003(A)     2002(A)   -------------------
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $14.05  $12.29   $9.83      $11.02          $14.27
                                                      ------- ------- -------    --------          ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME LOSS                               0.05    0.02  (0.01)          --            0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               1.10    1.74    2.57      (1.18)            1.86
                                                      ------- ------- -------    --------          ------
TOTAL FROM INVESTMENT OPERATIONS                         1.15    1.76    2.56      (1.18)            2.03
                                                      ------- ------- -------    --------          ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.01)      --      --+++       --+++           --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (1.62)      --  (0.10)      (0.01)          (0.19)
                                                      ------- ------- -------    --------          ------
TOTAL DISTRIBUTIONS                                    (1.63)      --  (0.10)      (0.01)          (0.19)
                                                      ------- ------- -------    --------          ------
NET ASSET VALUE, END OF PERIOD                         $13.57  $14.05  $12.29       $9.83          $16.11
                                                      ------- ------- -------    --------          ------
TOTAL RETURN                                            8.06%  14.32%  26.03%    (10.73)%          14.24%+
                                                      ------- ------- -------    --------          ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $200.4  $211.0  $211.8       $32.8          $554.0
RATIOS TO AVERAGE NET ASSETS /(1)/:

EXPENSES                                                1.03%   1.08%   1.19%       1.15%           1.19%++
NET INVESTMENT INCOME/(LOSS)                            0.38%   0.16% (0.08)%          --           1.11%
PORTFOLIO TURNOVER RATE                                170.0%   90.7%   36.2%       37.1%           12.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                              1.07%** 1.03%** 1.15%**       1.91%            1.2%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                  N/A     N/A   1.19%       1.12%           1.19%

--------------------------------------------------------------------------------
* Effective December 19, 2005, the Portfolio changed its name from Lazard Mid-Cap Portfolio and Lazard Asset Management LLC because the Portfolio's Adviser.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                              FOR THE PERIOD FROM
                                                                                                NOVEMBER 1, 2005
                                                                                                (COMMENCEMENT OF
                                                                                                 OPERATIONS) TO
CLASS A                                                                                       DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $10.00
                                                                                                    -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                                    --
NET REALIZED AND UNREALIZED GAINS                                                                      0.65
                                                                                                    -------
TOTAL FROM INVESTMENT OPERATIONS                                                                       0.65
                                                                                                    -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                                     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                            --
                                                                                                    -------
TOTAL DISTRIBUTIONS                                                                                      --
                                                                                                    -------
NET ASSET VALUE, END OF PERIOD                                                                       $10.65
                                                                                                    -------
TOTAL RETURN                                                                                          6.50%
                                                                                                    -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                                $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                            0.80%++
NET INVESTMENT INCOME                                                                               0.08%++
PORTFOLIO TURNOVER RATE                                                                               9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                                                                     8.27%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                            LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                              FOR THE PERIOD FROM
                                                                                                NOVEMBER 1, 2005
                                                                                                (COMMENCEMENT OF
                                                                                                 OPERATIONS) TO
CLASS B                                                                                       DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                  $10.00
                                                                                                   ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                                                   (0.01)
NET REALIZED AND UNREALIZED GAINS                                                                       0.66
                                                                                                   ---------
TOTAL FROM INVESTMENT OPERATIONS                                                                        0.65
                                                                                                   ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                                      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                             --
                                                                                                   ---------
TOTAL DISTRIBUTIONS                                                                                       --
                                                                                                   ---------
NET ASSET VALUE, END OF PERIOD                                                                        $10.65
                                                                                                   ---------
TOTAL RETURN                                                                                           6.50%
                                                                                                   ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                                 $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                             1.05%++
NET INVESTMENT LOSS                                                                                (0.36)%++
PORTFOLIO TURNOVER RATE                                                                                9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                                                                      4.54%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO*

                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                             ---------------------------------------
CLASS A                                                      2005(A) 2004(A) 2003(A) 2002(A) 2001(A)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $12.63  $12.04  $10.24   $11.22 $11.75
                                                             ------  ------  ------  ------- ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.75    0.70    0.73     0.77   0.90
NET REALIZED AND UNREALIZED GAINS (LOSSES)                   (0.52)    0.31    1.27   (0.79) (0.48)
                                                             ------  ------  ------  ------- ------
TOTAL FROM INVESTMENT OPERATIONS                               0.23    1.01    2.00   (0.02)   0.42
                                                             ------  ------  ------  ------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         (0.58)  (0.42)  (0.20)   (0.96) (0.95)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                    --      --      --       --     --
                                                             ------  ------  ------  ------- ------
TOTAL DISTRIBUTIONS                                          (0.58)  (0.42)  (0.20)   (0.96) (0.95)
                                                             ------  ------  ------  ------- ------
NET ASSET VALUE, END OF PERIOD                               $12.28  $12.63  $12.04   $10.24 $11.22
                                                             ------  ------  ------  ------- ------
TOTAL RETURN                                                  1.81%   8.43%  19.52%  (0.39)%  3.76%
                                                             ------  ------  ------  ------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                      $856.4  $520.3  $234.6   $202.1 $154.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.56%   0.63%   0.70%    0.70%  0.72%
NET INVESTMENT INCOME                                         5.92%   5.65%   6.52%    7.43%  7.76%
PORTFOLIO TURNOVER RATE                                       42.1%   39.8%   36.9%    45.8%  66.2%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY MANAGER:                                       N/A     N/A   0.67%+   0.77%  0.75%

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Bond Debenture Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Bond Debenture Portfolio.
+ Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.




                                         LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                                                 FOR THE PERIOD FROM
                                                                                    MARCH 22, 2001
                                                                                   (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                               --------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A) 2004(A)  2003(A)  2002(A) --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $12.54  $11.97  $10.21     $11.20        $12.03
                                               ------  ------  ------    -------        ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                            0.71    0.69    0.69       0.72          0.64
NET REALIZED AND UNREALIZED GAINS (LOSSES)     (0.52)    0.29    1.46     (0.76)        (0.52)
                                               ------  ------  ------    -------        ------
TOTAL FROM INVESTMENT OPERATIONS                 0.19    0.98    2.15     (0.04)          0.12
                                               ------  ------  ------    -------        ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME           (0.54)  (0.41)  (0.20)     (0.95)        (0.95)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS      --      --  (0.19)         --            --
                                               ------  ------  ------    -------        ------
TOTAL DISTRIBUTIONS                            (0.54)  (0.41)  (0.39)     (0.95)        (0.95)
                                               ------  ------  ------    -------        ------
NET ASSET VALUE, END OF PERIOD                 $12.19  $12.54  $11.97     $10.21        $11.20
                                               ------  ------  ------    -------        ------
TOTAL RETURN                                    1.49%   8.17%  19.15%    (0.57)%         1.17%+
                                               ------  ------  ------    -------        ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $704.5  $776.0  $758.2     $197.4         $31.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                        0.81%   0.88%   0.96%      0.95%         0.95%++
NET INVESTMENT INCOME                           5.65%   5.61%   6.11%      7.12%         7.38%++
PORTFOLIO TURNOVER RATE                         42.1%   39.8%   36.9%      45.8%         66.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER:       N/A     N/A   0.91%+++   1.05%         0.98%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO*

                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------
CLASS A                                                       2005(A)  2004(A)  2003(A)  2002(A)  2001(A)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $27.44   $24.41   $18.86   $25.05   $26.82
                                                              -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.40     0.33     0.23     0.21     0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                        0.61     2.82     5.56   (4.67)   (1.80)
                                                              -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                                  1.01     3.15     5.79   (4.46)   (1.55)
                                                              -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.31)   (0.12)   (0.24)   (0.21)   (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.55)       --       --   (1.52)       --
                                                              -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                             (0.86)   (0.12)   (0.24)   (1.73)   (0.22)
                                                              -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                                  $27.59   $27.44   $24.41   $18.86   $25.05
                                                              -------- -------- -------- -------- --------
TOTAL RETURN                                                     3.68%   12.92%   31.06% (17.95)%  (5.77)%
                                                              -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $1,985.7 $1,867.5 $1,167.7   $890.2 $1,205.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.53%    0.57%    0.62%    0.65%    0.64%
NET INVESTMENT INCOME                                            1.46%    1.30%    1.13%    0.94%    1.04%
PORTFOLIO TURNOVER RATE                                          45.9%    29.7%    37.0%    55.4%    69.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:               0.55%**  0.56%**  0.62%**    0.67%    0.64%
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER REBATES:      N/A      N/A    0.61%    0.63%      N/A

--------------------------------------------------------------------------------
* On February 12, 2001, the Portfolio received, through a plan of reorganization, all of the assets and assumed the identified liabilities of the Lord Abbett Growth and Income Portfolio, a portfolio of Cova Series Trust, that followed the same investment objective as the Portfolio. The information for each of the periods prior to February 12, 2001 is that of the predecessor Lord Abbett Growth and Income Portfolio.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                      LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      MARCH 22, 2001
                                                                                     (COMMENCEMENT OF
                                                FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                               ----------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A)  2004(A)  2003(A)  2002(A)  --------------------
-----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $27.27   $24.29   $18.78   $25.01        $23.59
                                               -------- -------- -------- --------       -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                              0.33     0.27     0.18     0.17          0.13
NET REALIZED AND UNREALIZED GAINS (LOSSES)         0.61     2.80     5.54   (4.67)          1.51
                                               -------- -------- -------- --------       -------
TOTAL FROM INVESTMENT OPERATIONS                   0.94     3.07     5.72   (4.50)          1.64
                                               -------- -------- -------- --------       -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME             (0.23)   (0.09)   (0.21)   (0.21)        (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS    (0.55)       --       --   (1.52)            --
                                               -------- -------- -------- --------       -------
TOTAL DISTRIBUTIONS                              (0.78)   (0.09)   (0.21)   (1.73)        (0.22)
                                               -------- -------- -------- --------       -------
NET ASSET VALUE, END OF PERIOD                   $27.43   $27.27   $24.29   $18.78        $25.01
                                               -------- -------- -------- --------       -------
TOTAL RETURN                                      3.39%   12.65%   30.73% (18.12)%        6.96%+
                                               -------- -------- -------- --------       -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $1,130.5 $1,282.3 $1,081.0   $337.3         $98.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                          0.78%    0.82%    0.86%    0.90%       0.89%++
NET INVESTMENT INCOME                             1.21%    1.08%    0.87%    0.78%       0.72%++
PORTFOLIO TURNOVER RATE                           45.9%    29.7%    37.0%    55.4%        69.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                  0.80%*   0.80%*   0.86%*    0.93%       0.89%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                     N/A      N/A    0.86%    0.88%           N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                                                               FOR THE PERIOD FROM
                                                                                                 JANUARY 2, 2002
                                                                                                 (COMMENCEMENT OF
                                                              FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                              -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                                       2005(A)    2004(A)    2003(A)    --------------------
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $12.84     $12.03      $8.65            $11.85
                                                               -------    -------    -------        ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                            (0.07)     (0.09)     (0.08)            (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                       1.18       0.90       3.46            (3.09)
                                                               -------    -------    -------        ---------
TOTAL FROM INVESTMENT OPERATIONS                                 1.11       0.81       3.38            (3.20)
                                                               -------    -------    -------        ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                               --         --         --                --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.29)         --         --                --
                                                               -------    -------    -------        ---------
TOTAL DISTRIBUTIONS:                                           (0.29)         --         --                --
                                                               -------    -------    -------        ---------
NET ASSET VALUE, END OF PERIOD                                 $13.66     $12.84     $12.03             $8.65
                                                               -------    -------    -------        ---------
TOTAL RETURN                                                    8.59%      6.73%     39.08%         (27.00)%+
                                                               -------    -------    -------        ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $215.4      $92.5       $6.2              $6.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.99%      1.03%      1.04%           1.05%++
NET INVESTMENT LOSS                                           (0.53)%    (0.74)%    (0.78)%         (0.64)%++
PORTFOLIO TURNOVER RATE                                         74.8%      94.9%      29.8%            19.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:               0.96%*     1.02%*      1.16%           2.10%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER REBATES:     N/A        N/A        N/A           1.03%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not Applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                                                FOR THE PERIOD FROM
                                                                                  OCTOBER 9, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A) 2004(A) 2003(A) 2002(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $12.74  $11.97   $8.62   $11.89         $10.00
                                               ------- ------- ------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                             (0.10)  (0.12)  (0.11)   (0.08)         (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)        1.16    0.89    3.46   (3.19)           1.91
                                               ------- ------- ------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                  1.06    0.77    3.35   (3.27)           1.89
                                               ------- ------- ------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                --      --      --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS   (0.29)      --      --       --             --
                                               ------- ------- ------- --------      ---------
TOTAL DISTRIBUTIONS:                            (0.29)      --      --       --             --
                                               ------- ------- ------- --------      ---------
NET ASSET VALUE, END OF PERIOD                  $13.51  $12.74  $11.97    $8.62         $11.89
                                               ------- ------- ------- --------      ---------
TOTAL RETURN                                     8.27%   6.43%  38.86% (27.50)%        18.90%+
                                               ------- ------- ------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $297.1  $309.7  $206.3    $47.1           $7.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                         1.25%   1.29%   1.30%    1.30%        1.30%++
NET INVESTMENT LOSS                            (0.80)% (1.03)% (1.04)%  (0.87)%      (0.92)%++
PORTFOLIO TURNOVER RATE                          74.8%   94.9%   29.8%    19.5%          5.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                 1.20%*  1.23%*   1.36%    2.32%        5.22%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                    N/A     N/A     N/A    1.28%            N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                                                FOR THE PERIOD FROM
                                                                                    MAY 1, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                        2005(A) 2004(A) 2003(A) 2002(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $11.72   $9.81   $7.49     $8.48          $9.55
                                               ------  ------  ------  --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                     0.14    0.08    0.06      0.06         (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)       1.83    1.85    2.34    (1.04)         (1.04)
                                               ------  ------  ------  --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                 1.97    1.93    2.40    (0.98)         (1.05)
                                               ------  ------  ------  --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME           (0.07)      --  (0.08)    (0.01)         (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS  (0.62)  (0.02)      --        --             --
                                               ------  ------  ------  --------      ---------
TOTAL DISTRIBUTIONS                            (0.69)  (0.02)  (0.08)    (0.01)         (0.02)
                                               ------  ------  ------  --------      ---------
NET ASSET VALUE, END OF PERIOD                 $13.00  $11.72   $9.81     $7.49          $8.48
                                               ------  ------  ------  --------      ---------
TOTAL RETURN                                   16.77%  19.72%  32.20%  (11.52)%      (11.04)%+
                                               ------  ------  ------  --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $624.2  $304.0   $67.3      $9.4           $3.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                        0.93%   1.06%   1.09%     1.00%        1.00%++
NET INVESTMENT INCOME (LOSS)                    1.18%   0.75%   0.68%     0.73%      (0.01)%++
PORTFOLIO TURNOVER RATE                         84.5%   98.5%   99.0%    114.1%        133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                0.93%*  0.94%*   1.11%     1.86%        5.08%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                   N/A     N/A   1.09%     1.00%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                      MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                                                FOR THE PERIOD FROM
                                                                                 FEBRUARY 12, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A) 2004(A) 2003(A) 2002(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $11.68   $9.79   $7.47     $8.48         $10.00
                                               ------  ------  ------  --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                            0.11    0.05    0.05      0.03           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)       1.81    1.86    2.33    (1.03)         (1.52)
                                               ------  ------  ------  --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                 1.92    1.91    2.38    (1.00)         (1.51)
                                               ------  ------  ------  --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME           (0.04)      --  (0.06)    (0.01)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS  (0.62)  (0.02)      --        --             --
                                               ------  ------  ------  --------      ---------
TOTAL DISTRIBUTIONS                            (0.66)  (0.02)  (0.06)    (0.01)         (0.01)
                                               ------  ------  ------  --------      ---------
NET ASSET VALUE, END OF PERIOD                 $12.94  $11.68   $9.79     $7.47          $8.48
                                               ------  ------  ------  --------      ---------
TOTAL RETURN                                   16.42%  19.56%  32.04%  (11.80)%      (15.14)%+
                                               ------  ------  ------  --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $443.5  $396.0  $186.0     $67.1          $14.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                        1.19%   1.32%   1.33%     1.25%        1.25%++
NET INVESTMENT INCOME                           0.90%   0.47%   0.56%     0.34%        0.13%++
PORTFOLIO TURNOVER RATE                         84.5%   98.5%   99.0%    114.1%        133.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                1.19%*  1.18%*   1.39%     2.07%        5.33%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                   N/A     N/A   1.33%     1.25%            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $12.47                $10.00
                                                                    ------              --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.30                  0.55
NET REALIZED AND UNREALIZED GAINS                                     1.40                  2.42
                                                                    ------              --------
TOTAL FROM INVESTMENT OPERATIONS                                      1.70                  2.97
                                                                    ------              --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --                (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.02)                (0.28)
                                                                    ------              --------
TOTAL DISTRIBUTIONS                                                 (0.02)                (0.50)
                                                                    ------              --------
NET ASSET VALUE, END OF PERIOD                                      $14.15                $12.47
                                                                    ------              --------
TOTAL RETURN                                                        13.61%              29.73%++
                                                                    ------              --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $204.1                 $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.69%                0.84%+
NET INVESTMENT INCOME                                                2.27%                6.76%+
PORTFOLIO TURNOVER RATE                                              13.5%               52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.70%                0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                       NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $12.47               $10.00
                                                                    ------              -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                 0.26                 0.26
NET REALIZED AND UNREALIZED GAINS                                     1.40                 2.69
                                                                    ------              -------
TOTAL FROM INVESTMENT OPERATIONS                                      1.66                 2.95
                                                                    ------              -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --               (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.02)               (0.28)
                                                                    ------              -------
TOTAL DISTRIBUTIONS                                                 (0.02)               (0.48)
                                                                    ------              -------
NET ASSET VALUE, END OF PERIOD                                      $14.11               $12.47
                                                                    ------              -------
TOTAL RETURN                                                        13.29%              29.55%+
                                                                    ------              -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $316.4               $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.94%              0.98%++
NET INVESTMENT INCOME                                                2.00%              3.45%++
PORTFOLIO TURNOVER RATE                                              13.5%               52.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.95%              0.98%++

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                                               FOR THE PERIOD FROM
                                                                                                 JANUARY 2, 2002
                                                                                                 (COMMENCEMENT OF
                                                              FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                              -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                                       2005(A)    2004(A)    2003(A)    --------------------
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $8.36      $8.33      $6.47              $8.57
                                                              ------     ------     ------          ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                           0.03       0.07       0.01               0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      0.39       0.47       1.85             (2.11)
                                                              ------     ------     ------          ---------
TOTAL FROM INVESTMENT OPERATIONS                                0.42       0.54       1.86             (2.10)
                                                              ------     ------     ------          ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                          (0.01)     (0.06)         --          (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                 (0.08)     (0.45)         --                 --
                                                              ------     ------     ------          ---------
TOTAL DISTRIBUTIONS                                           (0.09)     (0.51)         --          (0.00)+++
                                                              ------     ------     ------          ---------
NET ASSET VALUE, END OF PERIOD                                 $8.69      $8.36      $8.33              $6.47
                                                              ------     ------     ------          ---------
TOTAL RETURN                                                   4.99%      6.70%     28.75%          (24.47)%+
                                                              ------     ------     ------          ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                       $664.2     $298.0       $0.2               $0.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                       0.69%      0.68%      0.72%            0.75%++
NET INVESTMENT INCOME                                          0.42%      0.90%      0.07%            0.17%++
PORTFOLIO TURNOVER RATE                                        72.4%      65.3%      36.6%             20.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.64%*     0.69%*     0.75%*            0.99%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER REBATES:    N/A        N/A      0.72%                N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                   OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                                 FOR THE PERIOD FROM
                                                                                  FEBRUARY 12, 2001
                                                                                   (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                               --------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A) 2004(A) 2003(A)  2002(A)  --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $8.31   $8.29    $6.45     $8.57         $10.00
                                               ------  ------  ------- ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                            0.01    0.06       --   0.00+++        0.00+++
NET REALIZED AND UNREALIZED GAINS (LOSSES)       0.38    0.46     1.84    (2.12)         (1.43)
                                               ------  ------  ------- ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS                 0.39    0.52     1.84    (2.12)         (1.43)
                                               ------  ------  ------- ---------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME               --  (0.05)       -- (0.00)+++      (0.00)+++
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS  (0.08)  (0.45)       --        --             --
                                               ------  ------  ------- ---------      ---------
TOTAL DISTRIBUTIONS                            (0.08)  (0.50)       -- (0.00)+++      (0.00)+++
                                               ------  ------  ------- ---------      ---------
NET ASSET VALUE, END OF PERIOD                  $8.62   $8.31    $8.29     $6.45          $8.57
                                               ------  ------  ------- ---------      ---------
TOTAL RETURN                                    4.71%   6.40%   28.53%  (24.73)%      (14.27)%+
                                               ------  ------  ------- ---------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $501.8  $634.6   $551.0    $122.4          $26.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                        0.94%   0.95%    0.99%     1.00%        1.00%++
NET INVESTMENT INCOME (LOSS)                    0.18%   0.67%  (0.03)%   (0.02)%        0.04%++
PORTFOLIO TURNOVER RATE                         72.4%   65.3%    36.6%     20.6%         29.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                0.89%*  0.91%*   0.98%*     1.22%        3.21%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                   N/A     N/A    0.99%       N/A            N/A

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 1, 2003
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2003(A)
CLASS A                                                      2005(A)   2004(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $10.64    $10.29          $10.00
                                                             --------  --------        --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.31      0.16            0.07
NET REALIZED AND UNREALIZED GAINS                              (0.15)      0.81            0.47
                                                             --------  --------        --------
TOTAL FROM INVESTMENT OPERATIONS                                 0.16      0.97            0.54
                                                             --------  --------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                               --    (0.11)          (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.02)    (0.51)          (0.21)
                                                             --------  --------        --------
TOTAL DISTRIBUTIONS                                            (0.02)    (0.62)          (0.25)
                                                             --------  --------        --------
NET ASSET VALUE, END OF PERIOD                                 $10.78    $10.64          $10.29
                                                             --------  --------        --------
TOTAL RETURN                                                    1.48%     9.41%         5.47%++
                                                             --------  --------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $585.8    $331.3            $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.55%     0.62%          0.70%+
NET INVESTMENT INCOME                                           2.85%     1.39%          0.72%+
PORTFOLIO TURNOVER RATE                                      1,228.7%  1,173.9%        935.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                     N/A       N/A          0.74%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                     PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                 FOR THE PERIOD FROM
                                                                                     MAY 1, 2003
                                                             FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                               DECEMBER 31,         OPERATIONS) TO
                                                             ------------------- DECEMBER 31, 2003(A)
CLASS B                                                      2005(A)   2004(A)   --------------------
---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $10.63    $10.29         $10.00
                                                             --------  --------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                            0.27      0.08           0.07
NET REALIZED AND UNREALIZED GAINS                              (0.12)      0.84           0.46
                                                             --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                 0.15      0.92           0.53
                                                             --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                               --    (0.07)         (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                  (0.02)    (0.51)         (0.21)
                                                             --------  --------        -------
TOTAL DISTRIBUTIONS                                            (0.02)    (0.58)         (0.24)
                                                             --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                 $10.76    $10.63         $10.29
                                                             --------  --------        -------
TOTAL RETURN                                                    1.39%     8.99%         5.35%+
                                                             --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                        $385.4    $502.3         $366.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                        0.80%     0.81%        0.84%++
NET INVESTMENT INCOME                                           2.52%     0.73%        0.64%++
PORTFOLIO TURNOVER RATE                                      1,228.7%  1,173.9%        935.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER:                                     N/A       N/A        0.84%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                                                FOR THE PERIOD FROM
                                                                                    MAY 1, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------  DECEMBER 31, 2001(A)
CLASS A                                        2005(A)  2004(A) 2003(A) 2002(A) --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $11.40   $11.61  $11.34  $10.35         $10.03
                                               ------   ------  ------  ------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                            0.40     0.20    0.28    0.33           0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES)     (0.12)     0.40    0.23    0.66           0.40
                                               ------   ------  ------  ------        -------
TOTAL FROM INVESTMENT OPERATIONS                 0.28     0.60    0.51    0.99           0.67
                                               ------   ------  ------  ------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME           (0.01)   (0.81)  (0.13)      --         (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS  (0.07)       --  (0.11)      --         (0.15)
                                               ------   ------  ------  ------        -------
TOTAL DISTRIBUTIONS                            (0.08)   (0.81)  (0.24)      --         (0.35)
                                               ------   ------  ------  ------        -------
NET ASSET VALUE, END OF PERIOD                 $11.60   $11.40  $11.61  $11.34         $10.35
                                               ------   ------  ------  ------        -------
TOTAL RETURN                                    2.46%    5.25%   4.53%   9.57%         6.68%+
                                               ------   ------  ------  ------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $912.6   $578.0  $194.5  $155.0          $59.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                        0.57%    0.57%   0.59%   0.65%        0.65%++
NET INVESTMENT INCOME                           3.42%    1.69%   2.43%   3.06%        3.76%++
PORTFOLIO TURNOVER RATE                        344.2%   416.0%  547.1%  474.4%        346.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER:     0.57%      N/A  0.57%*  0.64%*        1.15%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                                 PIMCO TOTAL RETURN PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                    FEBRUARY 12, 2001
                                                                                     (COMMENCEMENT OF
                                                 FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                                 --------------------------------- DECEMBER 31, 2001(A)
CLASS B                                          2005(A)  2004(A)  2003(A) 2002(A) --------------------
-----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $11.32   $11.54 $11.29  $10.33         $10.00
                                                 -------- -------- ------  ------        -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                0.37     0.19   0.24    0.31           0.32
NET REALIZED AND UNREALIZED GAINS (LOSSES)         (0.12)     0.38   0.25    0.65           0.34
                                                 -------- -------- ------  ------        -------
TOTAL FROM INVESTMENT OPERATIONS                     0.25     0.57   0.49    0.96           0.66
                                                 -------- -------- ------  ------        -------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME       --   (0.79) (0.13)      --         (0.18)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS      (0.07)       -- (0.11)      --         (0.15)
                                                 -------- -------- ------  ------        -------
TOTAL DISTRIBUTIONS                                (0.07)   (0.79) (0.24)      --         (0.33)
                                                 -------- -------- ------  ------        -------
NET ASSET VALUE, END OF PERIOD                     $11.50   $11.32 $11.54  $11.29         $10.33
                                                 -------- -------- ------  ------        -------
TOTAL RETURN                                        2.25%    4.98%  4.53%   9.29%         6.68%+
                                                 -------- -------- ------  ------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)          $1,107.7 $1,028.5 $893.8  $427.7          $46.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                            0.82%    0.81%  0.83%   0.90%        0.90%++
NET INVESTMENT INCOME                               3.13%    1.66%  2.07%   2.85%        3.48%++
PORTFOLIO TURNOVER RATE                            344.2%   416.0% 547.1%  474.4%        346.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER:         0.82%      N/A 0.82%*  0.90%*        1.40%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  RCM GLOBAL TECHNOLOGY PORTFOLIO
(FORMERLY PIMCO PEA INNOVATION PORTFOLIO)*

                                                                                FOR THE PERIOD FROM
                                                                                    MAY 1, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                        2005(A) 2004(A) 2003(A) 2002(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $4.62   $4.83   $3.06    $6.18          $8.06
                                               ------- ------- ------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                             (0.03)  (0.02)  (0.04)   (0.04)         (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)        0.56  (0.19)    1.81   (3.08)         (1.84)
                                               ------- ------- ------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                  0.53  (0.21)    1.77   (3.12)         (1.88)
                                               ------- ------- ------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                --      --      --       --             --
                                               ------- ------- ------- --------      ---------
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS   (0.04)   --+++      --       --             --
                                               ------- ------- ------- --------      ---------
TOTAL DISTRIBUTIONS                             (0.04)      --      --       --             --
                                               ------- ------- ------- --------      ---------
NET ASSET VALUE, END OF PERIOD                   $5.11   $4.62   $4.83    $3.06          $6.18
                                               ------- ------- ------- --------      ---------
TOTAL RETURN                                    11.35% (4.28)%  57.84% (50.49)%      (23.33)%+
                                               ------- ------- ------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $129.3   $81.8   $47.2    $13.0          $16.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                         1.10%   0.96%   1.10%    1.10%        1.10%++
NET INVESTMENT LOSS                            (0.69)% (0.45)% (0.89)%  (0.90)%      (0.90)%++
PORTFOLIO TURNOVER RATE                         290.7%  173.0%  313.0%   227.2%        346.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                  1.19%     N/A   1.26%    1.73%        3.97%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                    N/A     N/A   1.04%    1.04%            N/A

--------------------------------------------------------------------------------
* Effective May 1, 2004, the Portfolio changed its name from PIMCO Innovation Portfolio to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, the Portfolio changed its name to RCM Global Technology Portfolio.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.

                                              RCM GLOBAL TECHNOLOGY PORTFOLIO
                                     (FORMERLY PIMCO PEA INNOVATION PORTFOLIO)*

                                                                                FOR THE PERIOD FROM
                                                                                 FEBRUARY 12, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A) 2004(A) 2003(A) 2002(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $4.58   $4.79   $3.04    $6.16         $10.00
                                               ------- ------- ------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                             (0.04)  (0.02)  (0.05)   (0.04)         (0.06)
NET REALIZED AND UNREALIZED GAINS (LOSSES)        0.55  (0.19)    1.80   (3.08)         (3.78)
                                               ------- ------- ------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                  0.51  (0.21)    1.75   (3.12)         (3.84)
                                               ------- ------- ------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                --      --      --       --             --
                                               ------- ------- ------- --------      ---------
DISTRIBUTIONS FORM NET REALIZED CAPITAL GAINS   (0.04)   --+++      --       --             --
                                               ------- ------- ------- --------      ---------
TOTAL DISTRIBUTIONS                             (0.04)      --      --       --             --
                                               ------- ------- ------- --------      ---------
NET ASSET VALUE, END OF PERIOD                   $5.05   $4.58   $4.79    $3.04          $6.16
                                               ------- ------- ------- --------      ---------
TOTAL RETURN                                    11.01% (4.31)%  57.57% (50.65)%      (38.40)%+
                                               ------- ------- ------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)          $86.5  $100.2   $64.8    $15.2           $9.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                         1.35%   1.21%   1.35%    1.35%        1.35%++
NET INVESTMENT LOSS                            (0.95)% (0.57)% (1.14)%  (1.13)%      (1.01)%++
PORTFOLIO TURNOVER RATE                         290.7%  173.0%  313.0%   227.2%        346.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT TO THE MANAGER AND
BROKER REBATES:                                  1.44%     N/A   1.52%    1.96%        4.21%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                    N/A     N/A   1.29%    1.27%            N/A

--------------------------------------------------------------------------------
* Effective May 1, 2004, the Portfolio changed its name from PIMCO Innovation Portfolio to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, the Portfolio changed its name to RCM Global Technology Portfolio.
+  Non-annualized
++ Annualized
+++ Rounds to less than $0.005 per share.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.

  T. ROWE PRICE MID-CAP GROWTH PORTFOLIO*

                                                                                FOR THE PERIOD FROM
                                                                                    MAY 1, 2001
                                                                                  (COMMENCEMENT OF
                                               FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                               -------------------------------- DECEMBER 31, 2001(A)
CLASS A                                        2005(A) 2004(A) 2003(A) 2002(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $7.55   $6.39   $4.66    $8.37          $9.76
                                               ------- ------- ------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                             (0.01)  (0.03)  (0.02)   (0.02)         (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)        1.13    1.19    1.75   (3.66)         (1.37)
                                               ------- ------- ------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                  1.12    1.16    1.73   (3.68)         (1.39)
                                               ------- ------- ------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                --      --      --       --             --
DISTRIBUTIONS FROM NET CAPITAL REALIZED GAINS   (0.18)      --      --   (0.03)             --
                                               ------- ------- ------- --------      ---------
TOTAL DISTRIBUTIONS                             (0.18)      --      --   (0.03)             --
                                               ------- ------- ------- --------      ---------
NET ASSET VALUE, END OF PERIOD                   $8.49   $7.55   $6.39    $4.66          $8.37
                                               ------- ------- ------- --------      ---------
TOTAL RETURN                                    14.87%  18.15%  37.12% (44.00)%      (14.24)%+
                                               ------- ------- ------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $258.6  $145.7   $34.8    $16.0          $13.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                         0.80%   0.90%   0.91%    0.80%        0.80%++
NET INVESTMENT LOSS                            (0.08)% (0.41)% (0.37)%  (0.34)%      (0.35)%++
PORTFOLIO TURNOVER RATE                          23.0%   51.7%   56.5%   157.2%         86.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                  0.81% 0.83%**   0.92%    1.10%        2.35%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                    N/A     N/A   0.83%    0.73%            N/A

--------------------------------------------------------------------------------
* Effective January 1, 2003, the Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price Associates, Inc. became the Portfolio's Adviser.
** Excludes effect of deferred expense reimbursement by the Portfolio to the
   Manager.
+  Non-annualized
++ Annualized
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                      T. ROWE PRICE MID-CAP GROWTH PORTFOLIO*

                                                                                  FOR THE PERIOD FROM
                                                                                   FEBRUARY 12, 2001
                                                                                    (COMMENCEMENT OF
                                                FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                               ---------------------------------- DECEMBER 31, 2001(A)
CLASS B                                        2005(A) 2004(A)  2003(A)  2002(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $7.47    $6.34    $4.64    $8.34         $10.00
                                               ------- -------- -------- --------      ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                             (0.03)   (0.05)   (0.04)   (0.03)         (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)        1.12     1.18     1.74   (3.64)         (1.62)
                                               ------- -------- -------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                  1.09     1.13     1.70   (3.67)         (1.66)
                                               ------- -------- -------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                --       --       --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS   (0.18)       --       --   (0.03)             --
                                               ------- -------- -------- --------      ---------
TOTAL DISTRIBUTIONS                             (0.18)       --       --   (0.03)             --
                                               ------- -------- -------- --------      ---------
NET ASSET VALUE, END OF PERIOD                   $8.38    $7.47    $6.34    $4.64          $8.34
                                               ------- -------- -------- --------      ---------
TOTAL RETURN                                    14.63%   17.82%   36.64% (44.04)%      (16.60)%+
                                               ------- -------- -------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)         $422.6   $345.0   $307.7    $62.6          $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                         1.05%    1.16%    1.18%    1.05%        1.05%++
NET INVESTMENT LOSS                            (0.34)%  (0.69)%  (0.64)%  (0.54)%      (0.53)%++
PORTFOLIO TURNOVER RATE                          23.0%    51.7%    56.5%   157.2%         86.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET
ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                  1.06% 1.07%+++ 1.16%+++    1.41%        2.60%++
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
BROKER REBATES:                                    N/A      N/A    1.12%    0.96%            N/A

--------------------------------------------------------------------------------
* Effective January 1, 2003, the Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price Associates, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
+++ Excludes effect of deferred expense reimbursement by the Portfolio to the
    Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                                                              FOR THE PERIOD FROM
                                                                                                  MAY 1, 2002
                                                                                                (COMMENCEMENT OF
                                                             FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                             -------------------------------- DECEMBER 31, 2002(A)
CLASS A                                                      2005(A)    2004(A)    2003(A)    --------------------
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $14.38     $11.62      $8.29             $10.00
                                                             ------     ------     ------          ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.14       0.16       0.05               0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     2.13       2.96       3.39             (1.72)
                                                             ------     ------     ------          ---------
TOTAL FROM INVESTMENT OPERATIONS                               2.27       3.12       3.44             (1.68)
                                                             ------     ------     ------          ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                             --     (0.08)     (0.04)             (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                (0.04)     (0.28)     (0.07)             (0.01)
                                                             ------     ------     ------          ---------
TOTAL DISTRIBUTIONS                                          (0.04)     (0.36)     (0.11)             (0.03)
                                                             ------     ------     ------          ---------
NET ASSET VALUE, END OF PERIOD                               $16.61     $14.38     $11.62              $8.29
                                                             ------     ------     ------          ---------
TOTAL RETURN                                                 15.82%     26.81%     41.52%          (16.78)%+
                                                             ------     ------     ------          ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                      $476.8     $206.3       $6.2               $4.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.81%      0.87%      0.93%            0.95%++
NET INVESTMENT INCOME                                         0.94%      1.12%      0.54%            0.75%++
PORTFOLIO TURNOVER RATE                                       19.6%      11.3%      14.6%             8.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.81%        N/A     0.92%*            2.07%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                       THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                                                              FOR THE PERIOD FROM
                                                                                                  MAY 1, 2002
                                                                                                (COMMENCEMENT OF
                                                             FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                             -------------------------------- DECEMBER 31, 2002(A)
CLASS B                                                      2005(A)    2004(A)    2003(A)    --------------------
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $14.37     $11.61      $8.28             $10.00
                                                             ------     ------     ------          ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                          0.10       0.06       0.05               0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     2.12       3.02       3.38             (1.73)
                                                             ------     ------     ------          ---------
TOTAL FROM INVESTMENT OPERATIONS                               2.22       3.08       3.43             (1.69)
                                                             ------     ------     ------          ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                             --     (0.04)     (0.03)             (0.02)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                (0.04)     (0.28)     (0.07)             (0.01)
                                                             ------     ------     ------          ---------
TOTAL DISTRIBUTIONS                                          (0.04)     (0.32)     (0.10)             (0.03)
                                                             ------     ------     ------          ---------
NET ASSET VALUE, END OF PERIOD                               $16.55     $14.37     $11.61              $8.28
                                                             ------     ------     ------          ---------
TOTAL RETURN                                                 15.48%     26.50%     41.41%          (16.90)%+
                                                             ------     ------     ------          ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                      $442.4     $435.5     $307.9              $33.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      1.05%      1.07%      1.18%            1.20%++
NET INVESTMENT INCOME                                         0.64%      0.46%      0.49%            0.80%++
PORTFOLIO TURNOVER RATE                                       19.6%      11.3%      14.6%             8.0%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              1.05%        N/A     1.13%*            1.69%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  TURNER MID-CAP GROWTH PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $11.23                $10.00
                                                                   -------              --------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                               (0.04)                (0.03)
NET REALIZED AND UNREALIZED GAINS                                     1.35                  1.26
                                                                   -------              --------
TOTAL FROM INVESTMENT OPERATIONS                                      1.31                  1.23
                                                                   -------              --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --                    --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.41)                    --
                                                                   -------              --------
TOTAL DISTRIBUTIONS                                                 (0.41)                    --
                                                                   -------              --------
NET ASSET VALUE, END OF PERIOD                                      $12.13                $11.23
                                                                   -------              --------
TOTAL RETURN                                                        11.61%                12.30%
                                                                   -------              --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                             $168.7                 $76.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             0.85%                0.91%+
NET INVESTMENT INCOME                                              (0.30)%              (0.42)%+
PORTFOLIO TURNOVER RATE                                             156.4%              101.7%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     0.85%                0.91%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                              TURNER MID-CAP GROWTH PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                     APRIL 30, 2004
                                                                                    (COMMENCEMENT OF
                                                              FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                      DECEMBER 31, 2005(A) DECEMBER 31, 2004(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $11.22                $10.00
                                                                   -------             ---------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                               (0.07)                (0.05)
NET REALIZED AND UNREALIZED GAINS                                     1.35                  1.27
                                                                   -------             ---------
TOTAL FROM INVESTMENT OPERATIONS                                      1.28                  1.22
                                                                   -------             ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                    --                    --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                       (0.41)                    --
                                                                   -------             ---------
TOTAL DISTRIBUTIONS                                                 (0.41)                    --
                                                                   -------             ---------
NET ASSET VALUE, END OF PERIOD                                      $12.09                $11.22
                                                                   -------             ---------
TOTAL RETURN                                                        11.36%                12.20%
                                                                   -------             ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                              $56.9                 $79.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                             1.10%               1.10%++
NET INVESTMENT INCOME                                              (0.58)%             (0.72)%++
PORTFOLIO TURNOVER RATE                                             156.4%               101.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                     1.10%               1.10%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  VAN KAMPEN COMSTOCK PORTFOLIO

                                                                                              FOR THE PERIOD FROM
                                                                                                  MAY 1, 2005
                                                                                                (COMMENCEMENT OF
                                                                                                 OPERATIONS) TO
CLASS A                                                                                       DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $10.00
                                                                                                    -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                                  0.14
NET REALIZED AND UNREALIZED GAINS                                                                      0.45
                                                                                                    -------
TOTAL FROM INVESTMENT OPERATIONS                                                                       0.59
                                                                                                    -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                                 (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                        (0.08)
                                                                                                    -------
TOTAL DISTRIBUTIONS                                                                                  (0.19)
                                                                                                    -------
NET ASSET VALUE, END OF PERIOD                                                                       $10.40
                                                                                                    -------
TOTAL RETURN                                                                                         5.93%+
                                                                                                    -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                              $880.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                            0.68%++
NET INVESTMENT INCOME                                                                               2.02%++
PORTFOLIO TURNOVER RATE                                                                             75.7%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                                                                     0.68%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                VAN KAMPEN COMSTOCK PORTFOLIO

                                                                                              FOR THE PERIOD FROM
                                                                                                  MAY 1, 2005
                                                                                                (COMMENCEMENT OF
                                                                                                 OPERATIONS) TO
CLASS B                                                                                       DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $10.00
                                                                                                    -------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                                  0.12
NET REALIZED AND UNREALIZED GAINS                                                                      0.46
                                                                                                    -------
TOTAL FROM INVESTMENT OPERATIONS                                                                       0.58
                                                                                                    -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                                 (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                        (0.08)
                                                                                                    -------
TOTAL DISTRIBUTIONS                                                                                  (0.19)
                                                                                                    -------
NET ASSET VALUE, END OF PERIOD                                                                       $10.39
                                                                                                    -------
TOTAL RETURN                                                                                         5.75%+
                                                                                                    -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                               $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                            0.93%++
NET INVESTMENT INCOME                                                                               1.71%++
PORTFOLIO TURNOVER RATE                                                                              75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                                                                                     0.93%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

APPENDIX A

SUMMARY OF ADVISERS' PRIOR EXPERIENCE WITH COMPARABLE FUNDS

The following chart summarizes the prior performance information of the comparable funds or composite that was previously presented in the discussions
of the Advisers beginning on page    of this Prospectus. It reflects the
historical performance of the comparable fund managed by each Adviser or its affiliate that generally has investment objectives, policies, strategies and risks substantially similar to that of the respective Portfolio(s) of the Trust for which it serves as Adviser. No comparable fund performance history is given if a Portfolio has more than three years of performance history except for those Portfolios whose current Adviser has managed the Portfolio for less than three years. The data is provided to illustrate the past performance of the Advisers or their affiliates in managing substantially similar investment funds and to compare such performance to specified market indices. For Portfolios not included in this Appendix A, see each of these Portfolio's "Past Performance"
section in this Prospectus.

As discussed previously, the data below does not represent the past performance of any of the Portfolios or an indication of the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser. THE SUMMARY PERFORMANCE CHART BELOW IS PROVIDED FOR EASE OF REFERENCE ONLY. PLEASE SEE THE "THE ADVISERS" SECTION
OF THIS PROSPECTUS BEGINNING ON PAGE    FOR A MORE DETAILED DISCUSSION AND
EXPLANATION OF THE INFORMATION SUMMARIZED BELOW.

As noted above, the performance results for the comparable funds or composite presented below should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of each Portfolio and its comparable fund or composite will vary. For further discussion of the comparison between the fees and expenses of each Portfolio and its comparable fund or composite see the "Prior Experience with Comparable Fund" or Prior Performance of Comparable Accounts section, as applicable, relating to that Portfolio's Adviser. The performance results presented below do not reflect any Contract-related expenses and would be reduced if such charges were reflected.


ANNUAL RATES OF RETURN OF COMPARABLE FUNDS MANAGED BY ADVISERS AS OF 12/31/05


The name of the comparable fund or composite managed by the Adviser or its affiliate is shown in BOLD below the name of its corresponding Portfolio in the Trust. The name of the benchmark is shown in ITALICS.

                         Average Annual Total Return as of 12/31/05 of Comparable Funds
----------------------------------------------------------------------------------------------------------------
                                                         1 Year   5 Year  10 Year Since Inception Inception Date
-------------------------------------------------------- ------  ------   ------- --------------- --------------
Goldman Sachs Mid-Cap Value Portfolio--Class B           12.54%     N/A      N/A       20.20%         5/1/04
GOLDMAN SACHS MID CAP VALUE FUND--
 Institutional Shares                                    12.90%   14.27%   14.90%      14.77%         9/1/95
RUSSELL MIDCAP VALUE INDEX                               12.65%   12.21%   13.65%      13.92%

Lazard Mid-Cap Portfolio--Class B                         8.06%     N/A      N/A       10.64%        10/9/01
LAZARD MID CAP FUND--
 Institutional Class                                      8.89%  (11.13)%    N/A       10.90%        12/1/97
S&P 400 Mid-Cap 400                                      12.56%   (8.60)%    N/A       12.11%

Loomis Sayles Global Markets Portfolio--Class B            N/A      N/A      N/A         N/A          5/1/06
LOOMIS SAYLES GLOBAL MARKETS FUND--
 Class Y shares                                          12.38%    9.49%     N/A       11.28%         5/1/96
MSCI WORLD INDEX                                         10.02%    2.64%     N/A        7.08%

MFS(R) Emerging Markets Equity Portfolio--Class B          N/A      N/A      N/A         N/A          5/1/06
MFS(R) EMERGING MARKETS EQUITY FUND--
 Class A shares (without sales charge)                   35.48%   19.85%    8.29%        N/A
MSCI EMF INDEX                                           34.54%   19.44%    6.98%        N/A

Neuberger Berman Real Estate Portfolio--Class B          13.29      N/A      N/A       25.80%         5/1/04
NEUBERGER BERMAN REAL ESTATE FUND--
 Trust Class                                             13.08%     N/A      N/A       22.11%         5/1/02
NAREIT EQUITY REIT INDEX                                 12.13%     N/A      N/A       19.52%

PIMCO Inflation Protected Bond Portfolio--Class B         1.39%     N/A      N/A        5.86%         5/1/03
PIMCO REAL RETURN FUND--
 Class A shares (without sales charge)                    2.17%    8.64%     N/A        7.81%        1/29/97
PIMCO Real Return Fund--Class A shares (with sales load) (0.89)%   7.98%     N/A        7.44%
Lehman Global Real: U.S. TIPS Index                       2.84%    8.74%     N/A        7.33%+

RCM Global Technology Portfolio--Class B                 11.01%     N/A      N/A      (12.92)%       2/12/01
RCM GLOBAL TECHNOLOGY FUND--
 Institutional Shares                                     8.90%   (4.71)%    N/A       17.29%         1/1/96
NASDAQ COMPOSITE INDEX                                    2.12%   (1.54)%    N/A        8.17%

Turner Mid-Cap Growth Portfolio--Class B                 11.36%     N/A      N/A       14.25%         5/1/04
TURNER MIDCAP GROWTH FUND--
 Class 1 shares                                          12.03%   (2.20)%    N/A       14.21%        10/1/96
RUSSELL MIDCAP GROWTH INDEX                              12.11%    1.38%     N/A        8.54%

Van Kampen Comstock Portfolio--Class B                     N/A      N/A      N/A        5.75%         5/1/05
VAN KAMPEN COMSTOCK-- A SHARES                            4.19%    4.85%   12.57%        N/A
RUSSELL 1000 VALUE INDEX                                  7.05%    5.28%   10.94%        N/A
S&P 500 INDEX                                             4.91%    0.54%    9.07%        N/A

* Since 1/31/97

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:


                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).


[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                   Cyclical Growth and Income ETF Portfolio

                         Cyclical Growth ETF Portfolio

                            Class A, B and E Shares

                                __PROSPECTUS__

                                  MAY 1, 2006

Like all securities, these securities have not been approved or disapproved by the
    Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           ____TABLE OF CONTENTS____

                                                            PAGE

            INTRODUCTION                                     3
               Understanding the Trust                       3
               Understanding the Portfolios                  3

            THE PORTFOLIOS                                   6

              INVESTMENT SUMMARY                             6
               Cyclical Growth and Income ETF Portfolio      7
               Cyclical Growth ETF Portfolio                 12

              PRIMARY RISKS OF THE UNDERLYING ETFS           17
              ADDITIONAL INFORMATION ABOUT ETFS              21
              ADDITIONAL INVESTMENT STRATEGIES               23
              MANAGEMENT                                     25
               Expense Limitation Agreement                  30
               Distribution Plans                            30

            YOUR INVESTMENT                                  32
               Shareholder Information                       32
               Dividends, Distributions and Taxes            32
               Report to Policyholders                       33
               Sales and Purchases of Shares                 34
               Purchase and Redemption of Shares             34

            FINANCIAL HIGHLIGHTS                             38

            FOR MORE INFORMATION                         Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-three managed investment portfolios or mutual funds, only two of which are offered through this Prospectus (the "Portfolios"). Each of these Portfolios has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B and Class E shares of the Portfolios are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife") to fund the benefits under certain individual and group variable annuity contracts (collectively, "Contracts").

  As a Contract owner, your premium payments are allocated to one or both of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

UNDERSTANDING THE PORTFOLIOS

Each Portfolio was designed on established principles of asset allocation. Each Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"), including series of the iShares(R) Trust, iShares(R), Inc., the SPDR(R) Trust, Series 1 and Vanguard Index Participation Equity Receipts (VIPERs(R)) of the Vanguard(R) Index Funds, Vanguard(R) U.S. Sector Index Funds and Vanguard VIPERs(R) Series Trust/1/. Each Underlying ETF invests primarily in equity securities or in fixed income securities, as applicable. Because the Portfolios invest in other investment companies rather than in individual securities, each Portfolio is considered a "fund of funds" and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.


--------
/1/ iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). The Portfolios are not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the Portfolios or any member of the public regarding the advisability of investing in the Portfolios or the iShares Trust or iShares, Inc. BGI has no obligation or liability in connection with the operation, marketing, or trading of the Portfolios.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

 WHAT ARE ETFS? ETFS ARE PASSIVELY MANAGED INVESTMENT COMPANIES THAT HOLD A PORTFOLIO OF COMMON STOCKS, BONDS OR OTHER SECURITIES DESIGNED TO TRACK THE PERFORMANCE OF A CERTAIN MARKET INDEX OR MARKET SECTOR, SUCH AS THE S&P 500 INDEX. AN ETF IS A FUND THAT IS TRADED LIKE A STOCK ON A SECURITIES EXCHANGE AND MAY BE PURCHASED AND SOLD THROUGHOUT THE TRADING DAY BASED ON ITS MARKET PRICE. AN ETF PORTFOLIO HOLDS THE SAME STOCKS OR BONDS AS THE INDEX IT TRACKS (OR A SAMPLING OF THE STOCKS OR BONDS THAT ARE REPRESENTED BY THAT INDEX IN A PROPORTION MEANT TO TRACK THE PERFORMANCE OF THE ENTIRE INDEX), SO ITS MARKET PRICE GENERALLY REFLECTS THE VALUE OF THE INDEX AT ANY GIVEN TIME. ETFS ARE REGISTERED INVESTMENT COMPANIES AND INCUR FEES AND EXPENSES SUCH AS OPERATING EXPENSES, LICENSING FEES, REGISTRATION FEES, TRUSTEES FEES AND MARKETING EXPENSES. THEREFORE, ETF SHAREHOLDERS PAY THEIR PROPORTIONATE SHARE OF THESE EXPENSES.


Each Portfolio has a different allocation among various asset classes (including large-, mid- and small-capitalization domestic equity, foreign, fixed income, high yield, real estate investment trusts and cash/money market). Gallatin Asset Management, Inc., a recently created, wholly-owned subsidiary of A.G. Edwards, Inc. (the "Adviser"), establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which a Portfolio invests based on, among other things, the historical performance of each ETF and/or asset class, future risk/return expectations, and the Adviser's outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation of stocks and fixed income securities reflects greater or lesser emphasis on growth of capital and pursuing current income.

The Adviser may choose to achieve a targeted allocation to cash by entering into repurchase agreements or directly purchasing money market instruments. The Adviser may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. The Adviser intends to invest the Portfolios' assets primarily in Underlying ETFs, but is not limited to these types of investments and may invest in other types of securities, including repurchase agreements and other open-end investment companies, including high yield bond funds and money market funds.

At least quarterly, the Adviser will review each Portfolio's asset allocation among equities, fixed income and cash/cash equivalents including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. Generally, it is anticipated that changes among the asset classes will be within a range of plus or minus 5 percentage points per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change.

Because each Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses.


--------
   SPDRs(R) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by PDR Services LLC ("PDR") and the American Stock Exchange LLC (AMEX) in connection with the listing and trading of SPDRs on the AMEX. These products are not sponsored, sold or endorsed by S&P, a division of The McGraw-Hill Companies, Inc., and S&P makes no representation regarding the advisability of investing in them. The Portfolios are not sponsored, endorsed, sold, or promoted by PDR. PDR makes no representations or warranties to the shareholders of the Portfolios or any member of the public regarding the advisability of investing in the Portfolios or the SPDRs. PDR has no obligation or liability in connection with the operation, marketing, or trading of the Portfolios.
   Vanguard(R) and VIPERs(R) are trademarks of The Vanguard Group, Inc. ("Vanguard"). The Portfolios are not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the Portfolios or any member of the public regarding the advisability of investing in the Portfolios or the VIPERs. Vanguard has no obligation or liability in connection with the operation, marketing, or trading of the Portfolios.

The following chart describes the allocation, as of March 31, 2006, among the range of equities, fixed income and cash/money market securities for the Portfolios. You should note that these percentages may not directly correspond to investment in the Underlying ETF since each Underlying ETF may contain various sub-sets of an asset class (E.G., large-cap and mid cap-equity securities).

                      Cyclical Growth and Cyclical Growth
     Asset Class          Income ETF            ETF
---------------------------------------------------------
Equities                      80%               97%
---------------------------------------------------------
    U.S. Large Cap            54%               67%
    U.S. Mid Cap              20%               20%
    U.S. Small Cap            0%                0%
    Foreign                   6%                10%
---------------------------------------------------------
Fixed Income                  19%               2%
---------------------------------------------------------
Cash/Cash Equivalents         1%                1%
---------------------------------------------------------

The allocation of investments in the Underlying ETFs as of March 31, 2006 is set forth in the Investment Summary with respect to each Portfolio.

The actual allocation percentages of each Portfolio's investments as of the end of the prior quarter in the Underlying ETFs are generally available for the Portfolios at the following website--www.metlifeinvestors.com. Upon accessing the website, click on Clients Enter Here, then click on the Met Investors Series Trust icon and then click on the Gallatin ETF Portfolios icon where you will find actual allocations for each of the Portfolios. This information is generally posted to the website on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of this information from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

The Portfolios will invest new assets and reinvest dividends based on the Portfolio's target allocations at such time. However, each Portfolio's allocations could change substantially over time as the Underlying ETFs' asset values change due to market movements and portfolio management decisions.

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about each Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses.

                                THE PORTFOLIOS


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


INVESTMENT SUMMARY

Each Portfolio's summary discusses the following :

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and in the Underlying ETFs?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio or of the Underlying ETFs and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus and in the SAI.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Underlying ETFs" which lists some of the factors that may affect the value of a Portfolio's investments in the Underlying ETFs. You can lose money by investing in the Portfolios.

The SAI provides more detailed information regarding the various types of securities that each Portfolio and an Underlying ETF may purchase and certain investment techniques and practices of the Portfolio's Adviser.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                   CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Seeks growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the cyclical asset allocation guidelines of the Adviser's Investment Strategy Committee's growth and income model. The Portfolio is managed for total return and invests a significant portion of its assets in Underlying ETFs that invest in U.S. equity and fixed income securities. This model may be appropriate for investors with a moderate risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, the Portfolio's equity investments may be allocated across a range of asset classes which can include: large-, mid- and small-cap, REIT, and foreign developed and emerging market equity funds, with fixed income allocations to government, investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to the various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the Portfolios." Under normal circumstances, the Portfolio will not invest greater than 60% of its net assets in Underlying ETFs that invest primarily in fixed income securities. The Portfolio will invest its remaining assets in cash or cash equivalent positions, such as money market instruments or repurchase agreements.

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in mid-cap and large-cap equity securities, as well, to a lesser extent, in stocks of foreign companies. In the large-cap asset class, the Portfolio may overweight or underweight particular sectors relative to the S&P 500 Index based on recommendations from the Adviser's Investment Committee.

The Portfolio currently seeks to achieve current income through its investments in Underlying ETFs that invest primarily in domestic investment-grade fixed income securities.

As of March 31, 2006, the Portfolio invested in the underlying ETFs and cash or cash equivalents at the approximate percentages indicated:

-------------------------------------------------------------------------------------
U.S. LARGE CAP                                                                 53.78%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Consumer Staples VIPERs(R)        1.51%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Industrial Sector Index Fund           3.53%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Telecommunications Sector Index Fund   2.22%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Consumer Services Sector Index Fund    1.89%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Financial Sector Index Fund            4.02%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Consumer Goods Sector Index Fund       3.83%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Technology Sector Index Fund           2.43%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Energy VIPERs(R)                  1.94%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Financials VIPERs(R)              1.07%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Healthcare Sector Index Fund           6.11%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares S&P 500 Index Fund                                   21.41%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Consumer Discretionary VIPERs(R)  0.60%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Information Technology VIPERs(R)  1.76%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Industrial VIPERs(R)              0.50%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Utilities Sector Index Fund            0.96%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
U.S. MID CAP                                                                   20.40%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares S&P MidCap 400 Index Fund                            20.40%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
FOREIGN                                                                         6.26%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares MSCI EAFE Index Fund                                  6.26%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
FIXED INCOME                                                                   18.85%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Lehman 1-3 Year Treasury Bond Fund                    5.09%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares GS $ InvesTop(TM) Corporate Bond Fund                13.76%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
CASH/CASH EQUIVALENTS                                                           0.71%
-------------------------------------------------------------------------------------

As a result of market gains or losses, the percentage of the Portfolio's assets invested in a particular asset class or Underlying ETF at any given time may be different than the allocation model shown above.

Model allocations are reviewed at least quarterly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying ETFs, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of Investing in the Underlying ETFs".


  .  Asset class risk

  .  Concentration risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield security risk

  .  Interest rate risk

  .  Investment style risk

  .  Market capitalization risk

  .  Market risk

  .  Market trading risk

  .  Non-diversification risk

  .  Sector risk

  .  Tracking error risk

 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

 PORTFOLIO MANAGEMENT:

..  Gallatin Asset Management, Inc. see page 26.

..  For performance information for the period ended December 31, 2005 see
   "Financial Highlights" on page 38.


PRIOR PERFORMANCE:

The Portfolio commenced operations on October 1, 2005. As a result, it does not have a significant operating history. As with all mutual funds, past returns are not a prediction of future returns.

For information on Gallatin Asset Management, Inc.'s prior performance with comparable funds, see page 27.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2005 in the case of Class B shares. Class A and Class E shares commenced operations on or about the date of this Prospectus. The fees and expenses for Class A and Class E shares are based on the expenses for Class B shares, as adjusted to eliminate Class B's 12b-1 fee of 0.25% in the case of Class A shares and reduction of such 12b-1 fee to 0.15% in the case of Class E shares. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying ETFs. See the Contracts prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Class A  Class B  Class E
------------------------------------------------- -------  -------  -------
Management Fees                                    0.45%    0.45%    0.45%
----------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees           None     0.25%    0.15%
----------------------------------------------------------------------------
Other Expenses                                     3.03%    3.03%    3.03%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager        3.48%    3.73%    3.63%
----------------------------------------------------------------------------
Contractual Expense (Waiver)/Repayment*            (2.93)%  (2.93)%  (2.93)%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/ Repayment                   0.55%    0.80%    0.70%
----------------------------------------------------------------------------
Indirect Expenses of Underlying ETFs and
 Other Investment Companies **                     0.33%    0.33%    0.33%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver and Indirect Expenses of Underlying
 ETFs and Other Investment Companies               0.88%    1.13%    1.03%
----------------------------------------------------------------------------

        * Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       ** As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2005. Commencing January 2006, the Adviser changed its investment strategies regarding investments in ETFs. As a result, the Expenses of Underlying ETFs and Other Investment Companies was reduced to an annual rate of 0.29%. If such reduction had been in place for all of 2005, Total Annual Portfolio Operating Expenses After Waiver and Indirect Expenses of Underlying ETFs and Other Investment Companies would have been 0.84%, 1.09% and 0.99% for Class A, Class B and Class E shares respectively.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio remains in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     90 $    116 $    106
-----------------------------------
3 Years  $    908 $    984 $    953
-----------------------------------
5 Years  $  1,743 $  1,866 $  1,817
-----------------------------------
10 Years $  3,913 $  4,138 $  4,049
-----------------------------------

                         CYCLICAL GROWTH ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the cyclical asset allocation guidelines of the Adviser's Investment Strategy Committee's growth model. The Portfolio invests a significant portion of its assets in Underlying ETFs that invest primarily in the U.S. and international equity markets with moderate allocations to Underlying ETFs that invest primarily in fixed-income securities considered to reduce portfolio volatility in difficult market environments. This model may be appropriate for equity-oriented investors with average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, equity investments are allocated across a range of asset classes, which can include: large-, mid- and small-cap, REIT, and foreign developed and emerging market securities. Moderate allocations to fixed income asset classes are considered at certain points in the market cycle and may include investment-grade corporate and high-yield funds. Under normal circumstances, the Portfolio will not invest greater than 35% of its net assets in Underlying ETFs that invest primarily in fixed income securities. The approximate percentage of the Portfolio's assets allocated to the various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the Portfolios." The Portfolio will invest its remaining assets in cash or cash equivalent positions, such as money market funds or repurchase agreements.

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in large-cap equity securities, as well, to a lesser extent, in stocks of mid-cap equity securities and securities of foreign companies. In the large-capitalization asset class, the Portfolio may overweight or underweight particular sectors relative to the S&P 500 Index based on recommendations from the Adviser's Investment Committee.

As of March 31, 2006 the Portfolio invested in the following Underlying ETFs and cash or cash equivalents at the approximate percentages indicated:

-------------------------------------------------------------------------------------
U.S. LARGE CAP                                                                 66.09%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Consumer Staples VIPERs(R)        1.38%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Industrial Sector Index Fund           3.32%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Telecommunications Sector Index Fund   2.23%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Consumer Services Sector Index Fund    1.40%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Financial Sector Index Fund            3.08%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Consumer Goods Sector Index Fund       4.18%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Technology Sector Index Fund           2.04%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Energy VIPERs(R)                  1.60%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Financials VIPERs(R)              0.94%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Healthcare Sector Index Fund           6.09%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares S&P 500 Index Fund                                   36.32%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Consumer Discretionary VIPERs(R)  0.57%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Information Technology VIPERs(R)  1.63%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Vanguard(R) U.S. Sector Index Funds: Vanguard Industrial VIPERs(R)              0.44%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares Dow Jones U.S. Utilities Sector Index Fund            0.87%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
U.S. MID CAP                                                                   20.37%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares S&P MidCap 400 Index Fund                            20.37%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
FOREIGN                                                                        10.33%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares MSCI EAFE Index Fund                                 10.33%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
FIXED INCOME                                                                    1.99%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
iShares(R) Trust: iShares GS $ InvesTop(TM) Corporate Bond Fund                 1.99%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
CASH/CASH EQUIVALENTS                                                           1.22%
-------------------------------------------------------------------------------------

As a result of market gains or losses, the percentage of the Portfolio's assets invested in a particular asset class or Underlying ETF at any given time may be different than the allocation model shown above.

Model allocations are reviewed at least quarterly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING PORTFOLIOS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.



Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . Performance Risk--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . Non-Diversification Risk--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying ETFs, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate: Each risk is described in "Primary Risks of Investing in the Underlying ETFs".

  .  Asset class risk

  .  Concentration risk

  .  Credit risk

  .  Foreign investment risk

  .  Interest rate risk

  .  Investment style risk

  .  Market capitalization risk

  .  Market risk

  .  Market trading risk

  .  Non-diversification risk

  .  Sector risk

  .  Tracking error risk

PRIOR PERFORMANCE:

The Portfolio commenced operations on October 1, 2005. As a result, it does not have a significant operating history. As with all mutual funds, past returns are not a prediction of future returns.

For information on Gallatin Asset Management, Inc.'s prior performance with comparable funds, see page 27.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2005 in the case of Class B shares. Class A and Class E shares commenced operations on or about the date of this Prospectus. The fees and expenses for Class A and Class E shares are based on the expenses of Class B shares, as adjusted to eliminate Class B's 12b-1 fee of 0.25% in the case of Class A shares and reduction of such 12b-1 fee to 0.15% in the case of Class E shares. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying ETFs. See the Contracts prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                Class A  Class B  Class E
----------------------------------------------- -------  -------  -------
Management Fees                                  0.45%    0.45%    0.45%
--------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees         None     0.25%    0.15%
--------------------------------------------------------------------------
Other Expenses                                   1.89%    1.89%    1.89%
--------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver/Repayment to Manager      2.34%    2.59%    2.49%
--------------------------------------------------------------------------
Contractual Expense (Waiver)/ Repayment*         (1.79)%  (1.79)%  (1.79)%
--------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver/ Repayment                 0.55%    0.80%    0.70%
--------------------------------------------------------------------------
Indirect Expenses of Underlying ETFs and Other
 Investment Companies**                          0.38%    0.38%    0.38%
--------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver and Indirect Expenses of
 Underlying ETFs and Other Investment Companies  0.93%    1.18%    1.08%
--------------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       ** As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted


 PORTFOLIO MANAGEMENT:

..  Gallatin Asset Management, Inc. see page 26.

..  For performance information for the period ended December 31, 2005 see
   "Financial Highlights" on page 38.

          average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2005. Commencing January 2006, the Adviser changed its investment strategies regarding investments in ETFs. As a result, the Expenses of Underlying ETFs and Other Investment Companies was reduced to an annual rate of 0.28%. If such reduction had been in place for all of 2005, Total Annual Portfolio Operating Expenses After Waiver and Indirect Expenses of Underlying ETFs and Other Investment Companies would have been 0.83%, 1.08% and 0.98% for Class A, Class B and Class E shares, respectively.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio remain in effect only for the period ended April 30, 2007. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B  Class E
-----------------------------------
1 Year   $     95 $    121 $    111
-----------------------------------
3 Years  $    682 $    759 $    728
-----------------------------------
5 Years  $  1,295 $  1,422 $  1,371
-----------------------------------
10 Years $  2,949 $  3,198 $  3,099
-----------------------------------

PRIMARY RISKS OF THE UNDERLYING ETFS

One or more of the following primary risks may apply to the Underlying ETFs. Please see the Investment Summary for your particular Portfolio to determine which risks apply to the Underlying ETFs. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, the Cyclical Growth and Income ETF Portfolio will be more impacted by credit and interest rate risk than the Cyclical Growth ETF Portfolio because more of its assets will be invested in fixed-income securities. Please note that there are many other circumstances that could adversely affect your investment and prevent an Underlying ETF from reaching its objective, which are not described here.

ASSET CLASS RISK. The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that fund may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying ETF invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying ETF may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying ETF. Such third party may be unwilling or unable to honor its financial obligations.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and an Underlying ETF may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect an Underlying ETF's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying ETF to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying ETF's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. High yield debt securities may be more susceptible to credit risk and market risk than an investment company that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, an investment company may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When an investment company (in which a Portfolio invests) invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying ETF invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Underlying ETF's fixed income investments will affect the volatility of the Underlying ETF's share price.

During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying ETF may outperform or underperform other funds that employ a different investment style. An Underlying ETF may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying ETF that invests in these companies to increase in value more rapidly than an Underlying ETF that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.

In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying ETF may incur losses because it will be required to effect sales at a disadvanta-geous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

MARKET RISK. An Underlying ETF's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Underlying ETF's shares.

MARKET TRADING RISK. The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

NON-DIVERSIFICATION RISK. The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

SECTOR RISK. Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolios may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

TRACKING ERROR RISK. The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

ADDITIONAL INFORMATION ABOUT ETFS

An ETF is an investment company that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, like the S&P 500 or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the American Stock Exchange), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

  . shares of all of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

  . shares of a sampling of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called "creation units" in exchange for a specified portfolio of the ETF's underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as trustees fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of ETFs. Accordingly, ETF shareholders pay their proportionate share of these expenses.

1940 ACT LIMITATIONS ON INVESTMENTS IN UNDERLYING FUNDS

Each Portfolio may invest in any type of ETF, including index-based ETFs, sector-based ETFs and fixed-income ETFs. Each Portfolio may hold ETFs with portfolios comprised of domestic or foreign stocks or bonds or any combination thereof. However, due to certain legal limitations, the Portfolios will be prevented from purchasing more than 3% of an Underlying ETF's outstanding shares unless: (i) the ETF or the Portfolio have received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission ("SEC") that is applicable to the Portfolio; and (ii) the ETF and the Portfolio take appropriate steps to comply with any conditions in such order. The Trust has applied for and received such exemptive relief from the SEC. As a result, each Portfolio may invest up to 25% of its assets in any one Underlying ETF, subject to certain conditions contained in the order granting such relief.

The Portfolios will generally be invested in ETFs that have received an order of exemptive relief from the SEC with respect to the above investment limitations. In cases where these legal limits prevent a Portfolio from buying a particular ETF that does not have such relief, the Portfolio may instead invest in a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) ("Stock Baskets"). Each Portfolio may also invest in Other Investment Companies or Stock Baskets when the Advisor believes they represent more attractive opportunities than similar ETFs. In addition, the Portfolios may invest in certain types of cash and cash equivalents, such as money market instruments or enter into repurchase agreements.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed in each Portfolio's Investment Summary, a Portfolio or an Underlying ETF may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities. These strategies and techniques may involve risks. The Portfolios and the Underlying ETFs are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

REPURCHASE AGREEMENTS. A Portfolio or an Underlying ETF may at times invest a portion of its assets in repurchase agreements. Repurchase agreements involve the purchase of a security by a Portfolio or an Underlying ETF and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio or the Underlying ETF at a specified date or upon demand. This technique offers a method of earning income on idle cash. Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio or the Underlying ETF will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

HIGH QUALITY SHORT-TERM DEBT OBLIGATIONS INCLUDING BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND CERTIFICATES OF DEPOSIT ISSUED OR GUARANTEED BY BANK HOLDING COMPANIES IN THE U.S., THEIR SUBSIDIARIES AND FOREIGN BRANCHES OR OF THE WORLD BANK; VARIABLE AMOUNT MASTER DEMAND NOTES AND VARIABLE RATE NOTES ISSUED BY U.S. AND FOREIGN CORPORATIONS.

An Underlying ETF may ay times invest in high quality, short-term debt obligations such as commercial paper or variable amount master demand notes. Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by an Underlying ETF will be generally regarded as an illiquid security.

These instruments are subject to credit risk, interest rate risk and foreign investment risk.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and Government National Mortgage Association ("GNMA") certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

U.S. Government securities are subject to interest rate risk. Credit risk is remote.

DEFENSIVE INVESTMENTS

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes a more substantial portion or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

PORTFOLIO TURNOVER

The Portfolios' Adviser will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. The Portfolios generally will have annual turnover rates of less than 100%.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Manager. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

The Manager, 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of the Portfolios. The Manager selects and pays the fees of the Adviser for each of the Portfolios and monitors the Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of each Portfolio. The advisory fees for each Portfolio are:

PORTFOLIO                                ADVISORY FEE
Cyclical Growth and Income ETF Portfolio 0.45% for the first $300 million of net assets plus 0.43% for the next $300 million of net assets plus 0.40% for net
                                         assets over $600 million.
------------------------------------------------------------------------------------------------------
Cyclical Growth ETF Portfolio            0.45% for the first $300 million of net assets plus 0.43% for the next $300 million of net assets plus 0.40% for net
                                         assets over $600 million.
------------------------------------------------------------------------------------------------------

A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement with the Manager and the Advisory Agreements between the Manager and the Advisor is included in the Trust's annual report.

THE INVESTMENT ADVISER

Under the terms of the Advisory Agreement for each Portfolio between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the portfolio manager's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated sub-adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing sub-adviser or as an additional sub-adviser; (b) change the terms of any investment advisory agreement; and
(c) continue the employment of an existing sub-adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new sub-adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee for each Portfolio based on each Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to the Adviser.

GALLATIN ASSET MANAGEMENT, INC. ("Gallatin"), One North Jefferson Avenue, St. Louis, Missouri 63103, is the investment adviser to each of the Portfolios. Gallatin is a recently created, wholly-owned subsidiary of A.G. Edwards, Inc. As of December 31, 2005, A.G. Edwards, Inc. and its affiliates had in excess of $10.5 billion in assets under management.

  . The Portfolios are managed on a discretionary basis by the Gallatin Allocation Advisors Investment Committee, which is composed of investment management professionals from A.G. Edwards & Sons, Inc. ("A.G. Edwards") and Gallatin.

MARK A. KELLER, CFA, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER--GALLATIN, CHAIRMAN OF A.G. EDWARDS INVESTMENT STRATEGY COMMITTEE, CHAIRMAN OF GALLATIN INVESTMENT STRATEGY COMMITTEE

  . Mr. Keller has primary responsibility for the Investment Strategy used in the cyclical models and supervision of the portfolio mangers responsible for portfolio implementation.

  .  2005 to present, Senior Vice President, Chief Investment
     Officer--Gallatin, Asset Management Department; 2005-present, Vice President, Chief Investment Officer-A.G. Edwards, Asset Management Department; 1994 to 2005, Vice President, Investment Officer--A.G. Edwards Trust Company FSB; 1999 to 2001, Vice President-A.G. Edwards Trust Company (Missouri); 1994 to 2001; Equity Strategist-A.G. Edwards.

STUART T. FREEMAN, CFA, Vice President, Chief Equity Strategist

  . Mr. Freeman is A.G. Edwards' Chief Equity Strategist and member of the A.G. Edwards Investment Strategy Committee and Gallatin Investment Strategy Committee. Mr. Freeman is responsible for the Portfolio's sector weighting recommendations in the large-cap asset class.

  . 2005 to present, Vice President, Chief Equity Strategist-Gallatin and Member, Gallatin Investment Strategy Committee; 1995 to present, Member, A.G. Edwards Investment Strategy Committee.

DAVID B. MIYAZAKI, CFA VICE PRESIDENT, EQUITY PORTFOLIO MANAGER

  . Mr. Miyazaki is a Portfolio Manager, member of the Gallatin and A.G. Edwards' Investment Strategy Committees and serves as a backup portfolio manager to the Portfolios, and is responsible for portfolio optimization.

  . 2005 to present, Vice President, Equity Portfolio Manager, Gallatin; 2004 to 2005, Vice President, Equity Portfolio Manager, A.G. Edwards; 1999 to 2004, Associate Vice President, Equity Portfolio Manager, A.G. Edwards.

DANIEL T. WINTER, CFA VICE PRESIDENT, EQUITY PORTFOLIO MANAGER

  . Mr. Winter is the lead portfolio manager responsible for overseeing the day-to-day portfolio implementation and trading.

  . 2005 to present, Vice President, Equity Portfolio Manager-Gallatin; 2000 to 2005, Equity Portfolio Manager, A.G. Edwards Asset Management Department; 1997 to 2000, Associate Vice President, Equity Portfolio Manager-A.G. Edwards, Asset Management Department.

GREGORY W. ELLSTON, VICE PRESIDENT

  . Mr. Ellston is the director of mutual fund research and is responsible for oversight of the Gallatin Fund Analysis and Evaluation Group which is comprised of research analysts who recommend ETF and other investment company securities to the Portfolios.

  . 2005 to present, Vice President-Gallatin; 2000 to 2005, Vice President-A.G Edwards, Managed Products Department; 1997 to 2000, Associate Vice President-A.G. Edwards, Managed Products Department.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

Since the Portfolio commenced operations in October, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of Gallatin, which is a recently created wholly-owned subsidiary of A.G. Edwards, Inc., performance information regarding the composite performance of the Cyclical Asset Allocation Portfolios Plus-
Growth & Taxable Income ("A.G. Edwards Composite") is presented. This chart does not show you the performance of the Cyclical Growth and Income ETF Portfolio--it shows the performance of similar accounts also managed by A.G. Edwards, an affiliate of the Adviser with the same investment personnel as the Adviser. This chart shows the historical composite performance of the A.G. Edwards Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Cyclical Growth and Income ETF Portfolio. As of December 31, 2005, the composite consisted of 7,447 private accounts representing $1,104,953,914 in assets.

The performance shows the historical track record of A.G. Edwards, an affiliate of the Adviser with the same investment personnel as the Adviser, and is not intended to imply how the Cyclical Growth and Income ETF Portfolio will perform. Total returns represent past performance of the Composite and not the Cyclical Growth and Income ETF Portfolio.

    Annual Total Returns/Average Annual Total Returns
        for the Periods Ending December 31, 2005
--------------------------------------------------------
                    A.G. Edwards      S&P 500     Blended
   Year/Period     Composite (%)/1/ Index (%)/2/ Index(%)/2/
------------------ ---------------  -----------  ----------
2005                     4.65%          4.91%       5.88%
2004                    11.15%         10.86%      10.60%
2003                    27.77%         28.71%      21.01%
2002                   -13.26%        -22.10%      -7.25%
1 year                  11.15%         10.86%      10.60%
3 years                  7.20%          3.59%       7.47%
Since Inception/3/       8.98%          6.13%       8.80%

         1 This column shows performance after maximum advisory fees and operating expenses (2.25%) charged to the accounts in the Composite have been deducted, including brokerage, custody fees and other expenses. The Cyclical Growth and Income ETF Portfolio's fees and expenses are generally expected to be lower than those reflected in this Composite.
           Composite results are asset-weighted using beginning-of-period weightings and reflect a time-weighted rate-of-return calculation, including the reinvestment of dividends and interest. The Composite includes all fully discretionary portfolios under management. Accounts are added to the Composite beginning the first full calendar month under management. Performance are based on trade-date accounting. Cash and cash equivalents are included in performance calculations. Valuations and performance are expressed in U.S. dollars. Composite results are based on actual account results of the A.G. Edwards Cyclical Asset Allocation Growth and Taxable Income Plus Portfolio.
         2 The Standard & Poor's 500 Composite Stock Price Index ("S&P 500
           Index"), an index of the stocks of approximately 500 large- and medium-sized companies traded in U.S. stock markets. Results include reinvested dividends.
           The blended index is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 38% Merrill Lynch Corporate/Government Master Index, 30% S&P 500 Index, 15% S&P MidCap 400 Index, 10% S&P SmallCap 600 Index and 5% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE Index"). The Merrill Lynch U.S. 3-Month Treasury Bill Index is composed of a single 90-Day Treasury bill issue, or potentially a seasoned 6-month or 1-year Treasury bill issue, that is replaced on a monthly basis. The Merrill Lynch Corporate/Government Master Index is an indicator of the performance of investment-grade domestic bonds, capturing close to $5 trillion of outstanding debt. The S&P MidCap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market and represents about 7% of the total market value of U.S. equities. The S&P SmallCap 600 Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market and represents about 3% of the total market value of U.S. equities. The MSCI EAFE Index is a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world.
           An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.
         3 The inception date of the Composite was November 1, 2001. Total returns and expenses are not annualized for the first year of operations.

CYCLICAL GROWTH ETF PORTFOLIO

Since the Portfolio commenced operations in October, 2005, it has a limited operating history. In order to provide you with information regarding the investment capabilities of Gallatin, which is a recently created wholly-owned subsidiary of A.G. Edwards, Inc., performance information regarding the composite performance of the Cyclical Asset Allocation Portfolios Plus- Growth ("A.G. Edwards Composite") is presented. This chart does not show you the performance of the Cyclical Growth ETF Portfolio--it shows the performance of similar accounts also managed by A.G. Edwards, an affiliate of the Adviser with the same investment personnel as the Adviser. This chart shows the historical composite performance of the A.G. Edwards Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Cyclical Growth ETF Portfolio. As of December 31, 2005, the composite consisted of 6,337 private accounts representing $989,396,879 in assets.

The performance shows the historical track record of an affiliate of the Adviser with the same investment personnel as the Adviser and is not intended to imply how the Cyclical Growth ETF Portfolio will perform. Total returns represent past performance of the Composite and not the Cyclical Growth ETF Portfolio.

    Annual Total Returns/Average Annual Total Returns
         for the Periods Ending December 31, 2005
---------------------------------------------------------
                    A.G. Edwards      S&P 500      Blended
   Year/Period     Composite (%)/1/ Index (%)/2/ Index (%)/2/
------------------ ---------------  -----------  -----------
2005                     5.71%          4.91%        7.10%
2004                    12.12%         10.86%       13.52%
2003                    29.94%         28.71%       29.04%
2002                   -19.86%        -22.10%      -15.55%
1 year                  12.12%         10.86%       13.52%
3 years                  5.30%          3.59%        7.35%
Since Inception/3/       4.92%          3.76%        7.20%

        1 This column shows performance after maximum advisory fees and operating expenses (2.25%) charged to the accounts in the Composite have been deducted, including brokerage, custody fees and other expenses. The Cyclical Growth ETF Portfolio's fees and expenses are generally expected to be lower than those reflected in this Composite. Composite results are asset-weighted using beginning-of-period weightings and reflect a time-weighted rate-of-return calculation, including the reinvestment of dividends and interest. The Composite includes all fully discretionary portfolios under management.
          Accounts are added to the Composite beginning the first full calendar month under management. Performance are based on trade-date accounting. Cash and cash equivalents are included in performance calculations. Valuations and performance are expressed in U.S. dollars. Composite results are based on actual account results of the A.G. Edwards Cyclical Asset Allocation Growth Plus Portfolio.
        2 S&P 500 Index, an index of the stocks of approximately 500 large- and medium-sized companies traded in U.S. stock markets. Results include reinvested dividends. The blended index is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500 Index, 15% S&P MidCap 400 Index, 15% S&P SmallCap 600 Index and 10% MSCI EAFE Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.
        3 The inception date of the Composite was September 1, 2001. Total returns and expenses are not annualized for the first year of operations.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of each Portfolio until April 30, 2007, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, but including the amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to 0.55%, 0.80% and 0.70% of daily net assets for Class A, Class B and Class E shares, respectively, in the case of each Portfolio.

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by a Portfolio will be made unless the Portfolio's total annual expense ratio is less than the respective percentages stated above.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15% respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

In addition to serving as the Adviser to the Portfolios, affiliates of Gallatin, including A.G. Edwards, are registered with the SEC as broker-dealers and, in that capacity, sell variable insurance products that offer the Portfolios as investment options. A.G. Edwards receives compensation from the insurance company, or MLIDC, the distributor of the variable insurance products, for its selling efforts as well as for the contract owner and administrative services it provides. This compensation includes sales commissions, revenue sharing payments, service fees and persistency allowances. A portion of the compensation paid by MLIDC or the insurance company to A.G. Edwards may be derived from 12b-1 fees that are paid by the Portfolios to MLIDC or the insurance company.

In addition, A.G. Edwards may act as broker for the Portfolios in executing their portfolio securities transactions and may earn brokerage commissions or other remuneration for these transactions. The compensation paid to A.G. Edwards by the Portfolios for any such transaction must comply with procedures adopted by the Trust that govern the Portfolio's use of an affiliated broker. As required by an SEC rule, those procedures place limits on the compensation that a Portfolio can pay to an affiliated broker and require that the Board of Trustees receive periodic reports on transactions with affiliated brokers.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

FUNDS OF FUNDS STRUCTURE

Each Underlying ETF will have other shareholders, each of whom will pay their proportionate share of the ETF's expense. As a unitholder of an ETF, a Portfolio will have the same voting rights as other shareholders. A Portfolio has the right to decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of a Portfolio to do so.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. These separate accounts are insurance company separate accounts that fund annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. The assets of the Portfolios will consist primarily of the Underlying ETFs, which may be owned in part by persons other than those permitted to own interests in the Portfolios. Accordingly, each Underlying ETF is considered an "asset" of the Portfolio, and each Portfolio will need to be sure that no more than 55% of its assets are represented by one Underlying ETF, no more than 70% by any two Underlying ETFs, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h). Compliance with the tax requirements described above may result in a reduction in the return under a Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Adviser might otherwise believe to be desirable. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, B and E shares of each Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MLIDC is the principal underwriter and distributor of the Trust's shares. MLIDC places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets, and Class E shares are subject to a Rule 12b-1 fee of 0.15% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors ("market timing"), specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets. The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any contract owner's financial intermediary.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust will contract with insurance separate accounts to enable it to request and receive transaction information in the shares of the Trust's portfolios and to limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in that separate account and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading that causes a Portfolio to incur increased expenses may be disruptive. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage"). Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company, or, in the case of Underlying ETFs, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

If applicable, each Portfolio will retain a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, if any, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

Securities of each Underlying ETF are valued at their last market quotation and securities of other investment companies are valued at net asset value as described in the investment company's prospectus.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand each Portfolio's Class B shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.

  CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                    OCTOBER 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.00
                                                                                         ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                      0.09
NET REALIZED AND UNREALIZED GAINS                                                          0.08
                                                                                         ------
TOTAL FROM INVESTMENT OPERATIONS                                                           0.17
                                                                                         ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                     (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                --
                                                                                         ------
TOTAL DISTRIBUTIONS                                                                      (0.06)
                                                                                         ------
NET ASSET VALUE, END OF PERIOD                                                           $10.11
                                                                                         ------
TOTAL RETURN                                                                              1.65%+
                                                                                         ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                    $7.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                  0.80%++
NET INVESTMENT INCOME                                                                     3.31%++
PORTFOLIO TURNOVER RATE                                                                    3.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                                                                  3.73%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                  CYCLICAL GROWTH ETF PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                    OCTOBER 1, 2005
                                                                                    (COMMENCEMENT OF
                                                                                     OPERATIONS) TO
CLASS B                                                                           DECEMBER 31, 2005(A)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.00
                                                                                         ------
INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                      0.10
NET REALIZED AND UNREALIZED GAINS                                                          0.10
                                                                                         ------
TOTAL FROM INVESTMENT OPERATIONS                                                           0.20
                                                                                         ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                                     (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                                --
                                                                                         ------
TOTAL DISTRIBUTIONS                                                                      (0.06)
                                                                                         ------
NET ASSET VALUE, END OF PERIOD                                                           $10.14
                                                                                         ------
TOTAL RETURN                                                                              2.04%+
                                                                                         ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                                   $11.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                                  0.80%++
NET INVESTMENT INCOME                                                                    3.85%%++
PORTFOLIO TURNOVER RATE                                                                    6.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER:                                                                                  2.59%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                 800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com/MIST.

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ('SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 202-551-5850).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                      STATEMENT OF ADDITIONAL INFORMATION

                          MET INVESTORS SERIES TRUST


   This Statement of Additional Information provides supplementary information pertaining to shares of forty-one investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated May 1, 2006 for, as applicable, the Class A, Class B and Class E shares of the Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett America's Value Portfolio, PIMCO Total Return Portfolio, RCM Global Technology Portfolio, PIMCO Inflation Protected Bond Portfolio, MFS(R) Research International Portfolio, Van Kampen Comstock Portfolio, Janus Aggressive Growth Portfolio, Oppenheimer Capital Appreciation Portfolio, Met/AIM Small Cap Growth Portfolio, Lazard Mid-Cap Portfolio (formerly the Met/AIM Mid Cap Core Equity Portfolio), Met/Putnam Capital Opportunities Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, Third Avenue Small Cap Value Portfolio, Neuberger Berman Real Estate Portfolio, Turner Mid-Cap Growth Portfolio, Goldman Sachs Mid-Cap Value Portfolio, MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio, Legg Mason Value Equity Portfolio, Met/AIM Capital Appreciation Portfolio, Batterymarch Growth and Income Portfolio, Batterymarch Mid-Cap Stock Portfolio, Federated High Yield Portfolio, Loomis Sayles Global Markets Portfolio, Mercury Large-Cap Core Portfolio, MFS(R) Emerging Markets Equity Portfolio, MFS(R) Value Portfolio, Pioneer Fund Portfolio, Pioneer Strategic Income Portfolio, Pioneer Mid-Cap Value Portfolio, Dreman Small-Cap Value Portfolio, Janus Capital Appreciation Portfolio and Legg Mason Partners Managed Assets Portfolio, which may be obtained by writing the Trust at 5 Park Plaza, Suite 1900, Irvine, California 92614 or by calling
(800) 848-3854. (MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio are collectively referred to herein as the "Allocation Portfolios" and individually, an "Allocation Portfolio"). Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

   The date of this Statement of Additional Information is May 1, 2006.

   The audited financial statements described in "Financial Statements" herein for the periods ended December 31, 2005 or October 31, 2005, as the case may be, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on February 24, 2006 (File No. 811-10183), in the Travelers Series Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on December 20, 2005 and February 24, 2006 (File
No. 811-06465), in the Capital Appreciation Fund Annual Report to Shareholders filed electronically with the Securities and Exchange Commission on February 24, 2006 (File
No. 811-03429), in Managed Assets Trust's Annual Report to Shareholders filed electronically with the Securities and Exchange Commission on February 24, 2006 (File No. 811-03568) are incorporated by reference and made part of this document.

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES AND POLICIES.........................................   5
Asset-Backed Securities....................................................   5
Brady Bonds................................................................   6
Collateralized Debt Obligations............................................   7
Convertible Securities.....................................................   8
Credit Default Swaps.......................................................   8
Depositary Receipts........................................................   9
Dollar Roll Transactions...................................................   9
Event-Linked Bonds.........................................................  10
Floaters...................................................................  11
Foreign Currency Transactions..............................................  11
Foreign Securities.........................................................  15
Forward Commitments, When-Issued and Delayed Delivery......................  18
High Yield/High Risk Debt Securities.......................................  19
Hybrid Instruments.........................................................  20
Illiquid Securities........................................................  21
Inflation-Indexed Bonds....................................................  21
Interest Rate Transactions.................................................  22
Investment Grade Corporate Debt Securities.................................  23
Loans and Other Direct Indebtedness........................................  24
Money Market Securities....................................................  24
Mortgage-Backed Securities.................................................  25
Municipal Fixed Income Securities..........................................  28
Options and Futures Strategies.............................................  29
Other Investment Companies.................................................  34
Portfolio Turnover.........................................................  35
Preferred Stocks...........................................................  36
Real Estate Investment Trusts..............................................  36
Repurchase Agreements......................................................  37
Reverse Repurchase Agreements..............................................  37
Rights and Warrants........................................................  38
Securities Loans...........................................................  38
Short Sales................................................................  39
Structured Notes...........................................................  40
Swaps......................................................................  40
U.S. Government Securities.................................................  42
Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds...................  42
INVESTMENT RESTRICTIONS....................................................  43
Fundamental Policies.......................................................  43
Non-Fundamental Policies...................................................  44

PERFORMANCE INFORMATION....................................................  47
Total Return...............................................................  47
Yield......................................................................  48
Non-Standardized Performance...............................................  49
PORTFOLIO TRANSACTIONS.....................................................  49
MANAGEMENT OF THE TRUST....................................................  54
Trustees and Officers......................................................  54
Committees of the Board....................................................  57
Compensation of the Trustees...............................................  58
Proxy Voting Procedures....................................................  59
Proxy Voting Records.......................................................  59
Portfolio Holdings Disclosure Policy.......................................  59
INVESTMENT ADVISORY AND OTHER SERVICES.....................................  60
The Manager................................................................  60
The Advisers...............................................................  73
The Administrator..........................................................  78
The Distributor............................................................  78
Code of Ethics.............................................................  82
Custodian..................................................................  82
Transfer Agent.............................................................  83
Legal Matters..............................................................  83
Independent Registered Public Accounting Firm..............................  83
REDEMPTION OF SHARES.......................................................  83
NET ASSET VALUE............................................................  83
FEDERAL INCOME TAXES.......................................................  84
FINANCIAL STATEMENTS.......................................................  89
APPENDIX A - SECURITIES RATINGS............................................ A-2
SECURITIES RATINGS
APPENDIX B- Proxy Voting Policies and Procedures........................... B-1
APPENDIX C - Portfolio Manager Disclosure.................................. C-1

--------

   No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

INVESTMENT OBJECTIVES AND POLICIES

   The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus. If a Portfolio is not identified below in connection with a particular strategy or technique, its Adviser, as of the effective date of this Statement of Additional Information, does not intend to invest any of the Portfolio's assets in that strategy or technique although it has the ability to do so and may do so in the future.


   Each Allocation Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in other mutual funds managed by the Manager or its affiliates (the "Underlying Portfolios"). In addition to investments in shares of the Underlying Portfolios, an Allocation Portfolio may invest for cash management purposes in U.S. government securities and in money market securities. In addition to the fees directly associated with an Allocation Portfolio, an investor in that Portfolio will also directly bear the fees of the Underlying Portfolios in which an Allocation Portfolio invests. This Statement of Additional Information contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of Metropolitan Series Fund, Inc., please see the May 1, 2006 prospectus and statement of additional information of Metropolitan Series Fund, Inc. (SEC File No. 811-03618).


   Each Allocation Portfolio invests in shares of the Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager's allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio's investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies. However, information in "Money Market Securities", "Other Investment Companies" and "U.S. Government Securities" also applies generally to direct investments that may be made by the Allocation Portfolios.


Asset-Backed Securities (Lord Abbett Bond Debenture, Lord Abbett America's
_______________________
Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Lazard Mid-Cap, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Met/AIM Capital Appreciation, Federated High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, MFS(R) Value , Loomis Sayles Global Markets, Legg Mason Partners Managed Assets and Janus Capital Appreciation Portfolios).


   Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

   Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and shorter prepayments will lengthen it.

   The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

   In the case of privately issued asset-backed securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.


Brady Bonds (Lord Abbett Bond Debenture, Lord Abbett America's Value, Janus
___________
Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Capital Appreciation, Federated High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Mercury Large-Cap Core, MFS(R) Value , Dreman Small-Cap Value, Janus Capital Appreciation, MFS(R) Emerging Markets Equity, Loomis Sayles Global Markets and Legg Mason Partners Managed Assets Portfolios)


   Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


Collateralized Debt Obligations (Janus Aggressive Growth, PIMCO Inflation
_______________________________
Protected Bond, PIMCO Total Return, Legg Mason Value Equity, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Janus Capital Appreciation, Federated High Yield, Loomis Sayles Global Markets and Legg Mason Partners Managed Assets Portfolios)


   A Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

   For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and services to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

   The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Portfolios' Prospectus (E.G., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the

Portfolio may invest in CDOs that are subordinate to other classes; and
(iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


Convertible Securities (All Portfolios except Turner Mid-Cap Growth,
______________________
Batterymarch Growth and Income and Batterymarch Mid-Cap Stock Portfolios)


   A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

   Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

   Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

   Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio's investment adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.


Credit Default Swaps (PIMCO Inflation Protected Bond, PIMCO Total Return,
____________________
Federated High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Janus Aggressive Growth, Janus Capital Appreciation, Lord Abbett Bond Debenture and Lord Abbett America's Value Portfolios)

   A Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

   A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Depositary Receipts (All Portfolios except, PIMCO Inflation Protected Bond and
___________________
PIMCO Total Return Portfolios)


   A Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. The Turner Mid-Cap Growth Portfolio does not expect to invest more than 10% of its total assets in American Depositary Receipts. Because American Depositary Receipts are listed on a U.S. securities exchange, the investment advisers of the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, RCM Global Technology, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Batterymarch Growth and Income, Batterymarch Mid-Cap Stock and Legg Mason Partners Managed Assets Portfolios do not treat them as foreign securities. However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

Dollar Roll Transactions (Lord Abbett Bond Debenture, Lord Abbett America's
________________________
Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Janus Aggressive Growth, Oppenheimer Capital Appreciation, Met/AIM Small Cap Growth, Lazard Mid-Cap, Legg Mason Value Equity, MET/AIM Capital Appreciation, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Loomis Sayles Global Markets and Legg Mason Partners Managed Assets Portfolios)

   The Portfolios may enter into "dollar roll" transactions, which consist of the sale by the Portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates, other mortgage-backed securities or other fixed income securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

   A Portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. The Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

   Dollar rolls are treated for purposes of the Investment Company Act of 1940, as amended ("1940 Act") as borrowings of a Portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

   The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, the Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Event-Linked Bonds (PIMCO Inflation Protected Bond and PIMCO Total Return
__________________
Portfolios)

   Each Portfolio may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some even-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.


Floaters (PIMCO Inflation Protected Bond, PIMCO Total Return, Lord Abbett
________
America's Value, Janus Aggressive Growth, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Federated High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Mercury Large-Cap Core, MFS(R) Value , Janus Capital Appreciation, Loomis Sayles Global Markets and Legg Mason Partners Managed Assets Portfolios)

   A Portfolio may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

Foreign Currency Transactions (Harris Oakmark International, T. Rowe Price
_____________________________
Mid-Cap Growth, MFS(R) Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Oppenheimer Capital Appreciation, Janus Aggressive Growth, Met/Putnam Capital Opportunities, Met/AIM Small Cap Growth, Lazard Mid-Cap, Lord Abbett America's Value, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Met/AIM Capital Appreciation, Federated High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Mercury Large-Cap Core, MFS(R) Value , Dreman Small-Cap Value, MFS(R) Emerging Markets Equity, Loomis Sayles Global Markets and Janus Capital Appreciation Portfolios)


   Foreign Currency Exchange Transactions. A Portfolio may engage in foreign
   ______________________________________
   currency exchange transactions to protect against uncertainty in the level of future exchange rates. The investment adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

   A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

   If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

   For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

   A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

   The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

   It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

   Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

   Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

   Currency Forward and Futures Contracts. A forward foreign currency exchange
   ______________________________________
   contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered if the Portfolio earmarks liquid assets or by the segregation with the Trust's custodian of liquid assets and marked to market daily.

   Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

   LOCK IN. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

   CROSS HEDGE. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

   DIRECT HEDGE. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Portfolio can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

   PROXY HEDGE. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

   Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

   At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

   Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.

   Foreign Currency Options. Options on foreign currencies operate similarly to
   ________________________
   options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

   The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

   Foreign Currency Conversion. Although foreign exchange dealers do not charge
   ___________________________
   a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

Foreign Securities (All Portfolios)
__________________


   A Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. A Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject a Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.


   Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

   Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

   The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

   Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

   Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

   The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

   The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

   The Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios do not expect that more than 20%, 10%, 20%, 10% and 10%, respectively, of their total assets will be invested in foreign securities. The Adviser to these Portfolios does not consider securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."

   The Third Avenue Small Cap Value Portfolio intends to limit its investments in foreign securities to companies issuing U.S. dollar-denominated American Depositary Receipts or which, in the judgment of its Adviser, otherwise provide financial information which provides the Adviser with substantively similar financial information as Securities and Exchange Commission disclosure requirements.


   The T. Rowe Price Mid-Cap Growth Portfolio expects not more than 25% of its total assets will be invested foreign securities. The Met/Putnam Capital Opportunities Portfolio does not expect that more than 20% of its total assets will be invested in foreign securities. The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios do not expect that more than 30% of their total assets will be invested in securities denominated in foreign currencies. The Oppenheimer Capital Appreciation Portfolio does not expect that more than 35% of its assets will be invested in foreign securities. The RCM Global Technology Portfolio will not invest more than 50% of its assets in foreign securities. The Met/AIM Small Cap Growth, Lazard Mid-Cap and Met/AIM Capital Appreciation Portfolios do not expect that more than 25% of their assets will be invested in foreign securities. The Third Avenue Small Cap Value Portfolio does not expect that more than 35% of its assets will be invested in foreign equity securities and does not currently intend to invest in foreign corporate debt securities such as Eurodollar bonds and Yankee bonds. The Neuberger Berman Real Estate Portfolio will not purchase any foreign currency denominated securities if, as a result, more than 10% of its total assets would be invested in foreign currency denominated securities. The Neuberger Berman Real Estate Portfolio does not expect that more than 10% of its assets will be invested in foreign securities. The Turner Mid-Cap Growth Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter markets in the United States. The Turner Mid-Cap Growth Portfolio does not expect that more than 10% of its assets will be invested in foreign securities. The Goldman Sachs Mid-Cap Value and the Van Kampen Comstock Portfolios may each invest up to 25% of their net assets in foreign securities. The Van Kampen Comstock Portfolio does not currently intend to invest in foreign corporate debt securities such as Eurodollar bonds and Yankee bonds. The Legg Mason Value Equity Portfolio expects that not more than 25% of its total assets will be invested in foreign securities. The Pioneer Fund, Pioneer Strategic Income and Pioneer Mid-Cap Value Portfolios do not expect to invest more than 25%, 85% and 25%, respectively, of their total assets in foreign securities. Mercury Large-Cap Core Portfolio does not expect to invest more than 10% of its assets in foreign securities. The MFS(R) Value Portfolio does not expect to invest more than 35% of its assets in foreign securities. The Janus Capital Appreciation Portfolio does not expect to invest more than 25% of its assets in foreign securities. The Batterymarch Growth and Income Portfolio, Batterymarch Mid-Cap Stock Portfolio and Legg Mason Partners Managed Assets Portfolio do not expect to invest more than 20% of their total assets in foreign securities. Securities of companies domiciled in Canada, Puerto Rico and Bermuda, if primarily traded in the U.S. securities markets, are not considered to be foreign securities. The Dreman Small-Cap Value Portfolio does not expect to invest more than 10% of its total assets in foreign securities.


   Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

   Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below.

   Emerging Market Securities. Investments in emerging market country
   __________________________
   securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

   Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

   A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio's securities are quoted would reduce the Portfolio's net asset value.


   Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio. The MFS(R) Research International Portfolio expects that not more than 25% of its total assets will be invested in emerging market securities. The Pioneer Fund and Pioneer Mid-Cap Portfolios do not expect that more than 5% of their total assets will be invested in emerging market securities.


Forward Commitments, When-Issued and Delayed Delivery Securities (All
________________________________________________________________
Portfolios except Neuberger Berman Real Estate and Turner Mid-Cap Growth Portfolios)

   A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

   A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

   Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

   Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its investment adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.


High Yield/High Risk Debt Securities (Lord Abbett Bond Debenture, Lord Abbett
____________________________________
America's Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Federated High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Mercury Large-Cap Core, MFS(R) Value , Janus Capital Appreciation, MFS(R) Emerging Markets Equity, Loomis Sayles Global Markets, Dreman Small-Cap Value and Legg Mason Partners Managed Assets Portfolios)


   Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

   Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.


   In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers. The Legg Mason Value Equity Portfolio expects that not more than 10% of its total assets will be invested in high yield debt securities. The Pioneer Fund and Pioneer Mid-Cap Value Portfolios each expects that no more than 5% of their total assets will be invested in high yield debt securities. Pioneer Strategic Income Portfolio expects that not more than 70% of its total assets may be invested in high yield debt securities and not more than 20% of its total assets will be invested in debt securities rated below CCC by Standard & Poor's or the equivalent by another nationally recognized statistical rating organization. The Janus Capital Appreciation Portfolio does not expect to invest more than 35% of its assets in high yield debt securities. The MFS(R) Emerging Markets Equity Portfolio will invest less than 10% of its net assets in high yield debt securities. The Legg Mason Partners Managed Assets Portfolio has adopted an operating policy that prohibits it from purchasing any securities rated lower than BBB by Standard & Poor's, Baa by Moody's or, if unrated by such services, are, in the Adviser's opinion, of equivalent quality, if as a result more than 10% of the Portfolio's assets that are invested in debt securities would be invested in such securities. Further, the Legg Mason Partners Managed Assets Portfolio does not purchase any debt securities rated B or lower by either service or their equivalent.

Hybrid Instruments (Janus Aggressive Growth, PIMCO Inflation Protected Bond,
__________________
PIMCO Total Return, Met/AIM Small Cap Growth, Lazard Mid-Cap, T. Rowe Price Mid-Cap Growth, Lord Abbett America's Value, Third Avenue Small Cap Value, RCM Global Technology, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Met/AIM Capital Appreciation, Federated High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Janus Capital Appreciation, Loomis Sayles Global Markets and Mercury Large-Cap Core Portfolios)

   Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment advisers to the Portfolios do not anticipate that such investments will exceed 5% (10% with respect to T. Rowe Price Mid-Cap Growth and Pioneer Strategic Income Portfolios) of each Portfolio's total assets. Hybrid instruments are a form of derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Illiquid Securities (All Portfolios except Turner Mid-Cap Growth Portfolio)
___________________

   Each Portfolio may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.


Inflation-Indexed Bonds (PIMCO Inflation Protected Bond, PIMCO Total Return,
_______________________
Janus Capital Appreciation, Pioneer Strategic Income, Legg Mason Partners Managed Assets and Loomis Sayles Global Markets Portfolio)


   Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

   Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

   If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

   The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

   While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

   The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.


Interest Rate Transactions (PIMCO Inflation Protected Bond, PIMCO Total Return,
__________________________
Janus Aggressive Growth, Janus Capital Appreciation, Oppenheimer Capital Appreciation, Neuberger Berman Real Estate, Met/AIM Capital Appreciation, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets and Pioneer Strategic Income Portfolios)


   Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

   A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Advisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

   With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

   For purposes of applying a Portfolio's investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.


Investment Grade Corporate Debt Securities (Lord Abbett Growth and Income, Lord
__________________________________________
Abbett Bond Debenture, Lord Abbett America's Value, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Oppenheimer Capital Appreciation, Janus Aggressive Growth, T. Rowe Price Mid-Cap Growth, MFS(R) Research International, Met/AIM Small Cap Growth, Lazard Mid-Cap, Met/Putnam Capital Opportunities, Third Avenue Small Cap Value,

Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Van Kampen Comstock, Legg Mason Value Equity, Met/AIM Capital Appreciation, Federated High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Mercury Large-Cap Core, MFS(R) Value , Dreman Small-Cap Value, Janus Capital Appreciation, MFS(R) Emerging Markets Equity, Loomis Sayles Global Markets and Legg Mason Partners Managed Assets Portfolios)

   Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See the Appendix for a description of the various securities ratings.

Loans and Other Direct Indebtedness (PIMCO Inflation Protected Bond, PIMCO
___________________________________
Total Return, Janus Aggressive Growth, Oppenheimer Capital Appreciation, Federated High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, MFS(R) Value , MFS(R) Emerging Markets Equity, Loomis Sayles Global Markets and Janus Capital Appreciation Portfolios)


   By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

   The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities (All Portfolios)
_______________________

   Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

   Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

   A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.


   Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser. The Janus Aggressive Growth, Janus Capital Appreciation, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, PIMCO Total Return, Harris Oakmark International and Dreman Small-Cap Portfolios may invest in money market instruments rated A-3 by Standard & Poor's and Prime-3 by Moody's. The Goldman Sachs Mid-Cap Value Portfolio may invest in money market instruments rated A-2 by Standard & Poor's and Prime-2 by Moody's.

Mortgage-Backed Securities (Lord Abbett Bond Debenture, Lord Abbett America's
__________________________
Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Janus Aggressive Growth, MFS(R) Research International, Met/AIM Small Cap Growth, Lazard Mid-Cap, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Met/AIM Capital Appreciation, Federated High Yield, MFS(R) Value , Janus Capital Appreciation, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, Pioneer Fund, Pioneer Strategic Income and Pioneer Mid-Cap Value Portfolios)


   A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in CMOs and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

   CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

   The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

   Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios, may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

   Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

   Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

   Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.

   In the case of privately issued mortgage-related securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

Municipal Fixed Income Securities (PIMCO Inflation Protected Bond, PIMCO Total
_________________________________
Return, Legg Mason Partners Managed Assets, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value and Loomis Sayles Global Markets Portfolios)


   A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

   Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

   A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.


   The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch Investor Services, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio's investment adviser would consider such events in determining whether the Portfolio should continue to hold it.


   The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

   From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.

Options and Futures Strategies (All Portfolios except Third Avenue Small Cap
______________________________
Value and Turner Mid-Cap Growth Portfolios)

   A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. The Advisers to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth Opportunities and Harris Oakmark International Portfolios do not presently intend to utilize options or futures contracts and related options but may do so in the future. The Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios does not presently intend to engage in options and futures transactions on stock indices, but may do so in the future. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

   The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

   Writing Covered Options on Securities. A Portfolio may write covered call
   _____________________________________
   options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

   A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust's custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A written call option is also covered if the Portfolio maintains in a segregated bank account at the Trust's custodian bank or earmarks liquid assets with the value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

   A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

   A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

   Purchasing Put and Call Options on Securities. A Portfolio may purchase put
   _____________________________________________
   options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

   A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

   Except for the Loomis Sayles Global Markets, RCM Global Technology, PIMCO Inflation Protected Bond, PIMCO Total Return, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Met/AIM Capital Appreciation, Janus Capital Appreciation, Janus Aggressive Growth and Dreman Small-Cap Portfolios, no Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets. The Met/AIM Capital Appreciation Portfolio may purchase call options, but not for speculative purposes, and write (sell) covered call options on no more than 25% of the value of its net assets. The Janus Capital Appreciation, Janus Aggressive Growth and Dreman Small-Cap Portfolios do not intend to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 10% of its total assets. There are no specific limitations on the Loomis Sayles Global Markets Portfolio's, RCM Global Technology Portfolio's, PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's, the Neuberger Berman Real Estate Portfolio's or the Goldman Sachs Mid-Cap Value Portfolio's purchases of options on securities.

   Met/AIM Capital Appreciation and Met/AIM Small Cap Growth Portfolios will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolios' total assets.

   Pioneer Fund and Pioneer Mid-Cap Value Portfolios may purchase put options, but not for speculative purposes, on the underlying stocks on no more than 10% of the value of their net assets. Pioneer Fund and Pioneer Mid-Cap Value Portfolio may write (sell) covered call options on individual stocks on no more than 50% of the value of the individual stock. Pioneer Strategic Income Portfolio may purchase call options or put options on bonds and bond futures, however the value of the securities underlying the options cannot exceed 10% of the Portfolio's net assets. Pioneer Strategic Income Portfolio may write (sell) covered call options on bonds and bond futures, however, the value of the securities underlying the options cannot exceed the value of the securities.


   Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may
   _________________________________________________________
   purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

   Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the

AMEX Market Value Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

   A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

   If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

   Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and
   __________________________________________
   sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

   A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

   The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

   A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

   A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

   Options on Futures Contracts. A Portfolio may purchase and write call and
   ____________________________
   put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

   In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

   Limitations. A Portfolio will not purchase or sell futures contracts or
   ___________
   options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio; provided, however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If this limitation is exceeded at any time, the Portfolio will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

   Risks of Options and Futures Strategies. The effective use of options and
   _______________________________________
   futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

   The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.


Other Investment Companies (All Portfolios except Turner Mid-Cap Growth
__________________________
Portfolio)


   Except as provided below, in connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies (including exchange-traded funds such as Standard & Poor's Depository Receipts ("SPDRs") and iShares(SM) as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of such other investment company. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Portfolio. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the Adviser's judgment, the potential benefits exceed associated costs.

   Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ") National Market System. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, a net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of Portfolio Deposit.

   SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

   The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolios could result in losses on SPDRs.

   A Portfolio may, subject to the limitations stated above, invest in iShares(SM) and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iShares(SM) are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares(SM) on the AMEX. However, iShares(SM) have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iShares(SM) as part of its investment strategy.


   The T. Rowe Price Mid-Cap Growth Portfolio may invest in the shares of the
T. Rowe Price Reserve Investment Fund and the Janus Capital Appreciation, Janus Aggressive Growth and Goldman Sachs Mid-Cap Value Portfolios may invest in money market funds for which the Advisers or any of their affiliates serves as investment adviser, administrator or distributor.

   The Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value and Mercury Large-Cap Core Portfolios may invest in money market funds for which the Adviser serves as investment manager.

   Each Allocation Portfolio invests substantially all of its assets in the securities of other investment companies.

Portfolio Turnover
__________________

   While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios, other than the Janus Aggressive Growth, MFS(R) Research International, Met/Putnam Research, Met/Putnam Capital Opportunities, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Lord Abbett Growth Opportunities, Turner Mid-Cap Growth,

Batterymarch Mid-Cap Stock, Batterymarch Growth and Income Federated High Yield, MFS(R)Value , MFS(R) Emerging Markets Equity, Mercury Large-Cap Core, Legg Mason Partners Managed Assets and Dreman Small-Cap Value Portfolios, anticipate that portfolio turnover will generally not exceed 100% per year. The Adviser to the Lord Abbett Growth Opportunities anticipates that portfolio turnover may exceed 100% per year, exclusive of dollar roll transactions. The Advisers to the RCM Global Technology and Turner Mid-Cap Growth Portfolios anticipates that portfolio turnover generally will not exceed 300% per year. The Adviser to the Batterymarch Mid-Cap Stock Portfolio anticipates that portfolio turnover generally will not exceed 150% per year. The Advisers to the Batterymarch Growth and Income and Legg Mason Partners Managed Assets Portfolio anticipate that portfolio turnover generally will not exceed 200% per year. The Advisers to the Janus Aggressive Growth, Met/Putnam Capital Opportunities, Met/Putnam Research, PIMCO Inflation Protected Bond, PIMCO Total Return, Federated High Yield, MFS(R)Value , MFS(R) Emerging Markets Equity, Mercury Large-Cap Core, and Dreman Small-Cap Value Portfolios anticipate that portfolio turnover may exceed 100% per year.


Preferred Stocks (All Portfolios except Turner Mid-Cap Growth Portfolio)
________________

   A Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

   If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Real Estate Investment Trusts (All Portfolios except Harris Oakmark
_____________________________
International and Van Kampen Comstock Portfolios)


   A Portfolio may invest up to 5% of its net assets in investments related to real estate, including real estate investment trusts ("REITs") except that Lazard Mid-Cap, Loomis Sayles Global Markets, Met/AIM Small Cap Growth, Oppenheimer Capital Appreciation and Legg Mason Value Equity Portfolios may each invest up to 15% of its assets in REITs and Met/Putnam Capital Opportunities, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios may invest without limit in REITs. Pioneer Fund and Pioneer Mid-Cap Value Portfolios may invest up to 20% of their total assets in REITs. Pioneer Strategic Income Portfolio may invest up to 25% of its total assets in REITs. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Repurchase Agreements (All Portfolios)
_____________________

   Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Trust's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.


Reverse Repurchase Agreements (All Portfolios except T. Rowe Price Mid-Cap
_____________________________
Growth, Harris Oakmark International, Met/Putnam Capital Opportunities, MFS(R) Research International, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value, Van Kampen Comstock, Mercury Large-Cap Core, MFS(R)Value and MFS(R) Emerging Markets Equity Portfolios)


   A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

   The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.


Rights and Warrants (All Portfolios)
___________________


   A Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

Securities Loans (All Portfolios)
________________

   All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

   Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.


Short Sales (T. Rowe Price Mid-Cap Growth, MFS(R) Research International, Lord
___________
Abbett America's Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Lazard Mid-Cap, RCM Global Technology, Met/Putnam Capital Opportunities, Legg Mason Value Equity, Met/AIM Capital Appreciation, Federated High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Mercury Large-Cap Core, MFS(R)Value , MFS(R) Emerging Markets Equity, Loomis Sayles Global Markets and Janus Capital Appreciation Portfolios)

   A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. Federated High Yield Portfolio may maintain open short positions so long as not more than 10% of the value of its assets is held as collateral for those positions, and provided that transactions in options, and futures contracts and options on futures contracts are not deemed to constitute selling securities short.

   The PIMCO Total Return, PIMCO Inflation Protected Bond and RCM Global Technology Portfolios may each also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. The Janus Capital Appreciation and Janus Aggressive Growth Portfolios may make short sales of a security they do not own up to 8% of their total assets To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.


Structured Notes (Lord Abbett Bond Debenture, PIMCO Total Return, PIMCO
________________
Inflation Protected Bond, T. Rowe Price Mid-Cap Growth, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Met/AIM Capital Appreciation, Federated High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Loomis Sayles Global Markets, Legg Mason Partners Managed Assets, Janus Capital Appreciation, Janus Aggressive Growth and MFS(R)Value Portfolios)


   Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Certain issuers of structured notes may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.


   The Federated High Yield, Pioneer Fund, Pioneer Mid-Cap Value, Pioneer Strategic Income, Janus Capital Appreciation, Janus Aggressive Growth and Loomis Sayles Global Markets Portfolios may also purchase credit linked notes ("CLN"). A CLN is an instrument in which a special purpose entity (the "Note Issuer") issues a structured note that is intended to replicate a corporate bond or portfolios of corporate bonds. The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the purchaser will receive payment equal to (1) the original par amount paid to the Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.

Swaps (Lord Abbett America's Value, Lord Abbett Bond Debenture, Lord Abbett
_____
Mid-Cap Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, MFS(R) Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology,

Met/AIM Small Cap Growth, Met/AIM Capital Appreciation, Federated High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, MFS(R)Value , MFS(R) Emerging Markets Equity, Loomis Sayles Global Markets and Janus Capital Appreciation Portfolios)

   Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.


   A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

   The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

   The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

U.S. Government Securities (All Portfolios)
__________________________

   Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses
(ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.


Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds (Lord Abbett Bond
________________________________________________________
Debenture, PIMCO Inflation Protected Bond, Lord Abbett America's Value, PIMCO Total Return, Oppenheimer Capital Appreciation, Janus Aggressive Growth, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Met/AIM Capital Appreciation, Federated High Yield, Janus Capital Appreciation, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, Pioneer Fund, Pioneer Strategic Income and Pioneer Mid-Cap Value Portfolios)


   Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

                            INVESTMENT RESTRICTIONS

Fundamental Policies
____________________

   The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

   1. Borrowing
      _________

   Each Portfolio may not borrow money, except to the extent permitted by applicable law.

   2. Diversification
      _______________


   Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to T. Rowe Price Mid-Cap Growth Portfolio and Janus Aggressive Growth Portfolio) of the value of its total assets
(i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities. (The Harris Oakmark International, PIMCO Inflation Protected Bond, Third Avenue Small Cap Value, Neuberger Berman Real Estate, MetLife Defensive Strategy, MetLife Moderate Strategy, MetLife Balanced Strategy, MetLife Growth Strategy, MetLife Aggressive Strategy, Janus Capital Appreciation and Legg Mason Value Equity Portfolios, as non-diversified funds, are not subject to any fundamental policy which limits their investments in a single issuer.)


   3. Concentration
      _____________

   Each Portfolio other than Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. The Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that the Portfolio will invest greater than 25% of its total assets in the real estate industry, and, further provided, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities and repurchase agreements secured by such obligations.

   4. Underwriting
      ____________

   Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

   5. Real Estate
      ___________

   Each Portfolio other than Neuberger Berman Real Estate Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities. The Neuberger Berman Real Estate Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Portfolio may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests there, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

   6. Commodities
      ___________

   Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

   7. Loans
      _____

   Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

   8. Senior Securities
      _________________

   Each Portfolio may not issue any senior security (as defined in the 1940
Act) except in compliance with applicable law.

Non-Fundamental Policies
________________________

   The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

   Each Portfolio may not:

    (1)Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

    (2)Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;


    (3)Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities (this restriction does not apply to Pioneer Strategic Income Portfolio);


    (4)Invest in companies for the purpose of exercising management or control.

   In addition, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities and Van Kampen Comstock Portfolios will not invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

   The PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios will not invest more than 5% of each Portfolio's net assets in warrants, including those acquired in units or attached to other securities. For purposes of the policy, warrants will be valued at the lower of cost or market, except that warrants acquired by the Portfolio in units with or attached to securities may be deemed to be without value.


   The Dreman Small-Cap Portfolio will not invest more than 5% of its net assets in warrants.


   The PIMCO Inflation Protected Bond, PIMCO Total Return and RCM Global Technology Portfolios will not invest more than 5% of each Portfolio's net assets (taken at market value at the time of investment ) in any combination of interest only, principal only, or inverse floating rate securities.

   With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. A Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

   With respect to loans of portfolio securities, as a matter of operating policy, each Portfolio will limit the aggregate of such loans to 33 1/3% of the value of the Portfolio's total assets.


   With respect to real estate investments, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, Met/Putnam Research and Van Kampen Comstock Portfolios will not invest in real estate limited partnership interests other than partnerships organized as REITS. Pioneer Fund and Pioneer Mid-Cap Value Portfolio may not invest in real estate limited partnerships.

   With respect to when-issued and delayed delivery securities, it is the policy of all Portfolios permitted to invest in such securities, to not enter into when-issued commitments exceeding in the aggregate 15% (except for the PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Lazard Mid-Cap, Harris Oakmark International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value, Dreman Small-Cap and Van Kampen Comstock Portfolios) of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. The Lazard Mid-Cap and Met/AIM Small Cap Growth Portfolios may each invest up to an aggregate of 25% of their total assets in when-issued commitments. The Dreman Small-Cap Portfolio may invest up to an aggregate of 5% of its total assets in when-issued-commitments. There is no current policy limiting the percentage of assets of the PIMCO Inflation Protected Bond, PIMCO Total Return, Harris Oakmark International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Van Kampen Comstock and Loomis Sayles Global Markets Portfolios which may be invested in when-issued commitments.

   With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio's investment adviser. A Portfolio, other than Loomis Sayles Global Markets, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. Loomis Sayles Global Markets, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.

   With respect to swaps, a Portfolio (except for the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities, Pioneer Fund, Pioneer Mid-Cap Value and Pioneer Strategic Income Portfolios) will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio's Adviser.


80% Investment Policy (Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value,
_____________________
Lazard Mid-Cap, Met/AIM Small Cap Growth, T. Rowe Price Mid-Cap Growth, PIMCO Inflation Protected Bond, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value, RCM Global Technology, Van Kampen Comstock, Legg Mason Value Equity, Batterymarch Mid-Cap Stock, Federated High Yield, Mercury Large-Cap Core, Pioneer Mid-Cap Value, Pioneer Strategic Income, Dreman Small-Cap Value and MFS(R) Emerging Markets Equity Portfolios)


   Under normal circumstances, each of the Portfolios listed above will invest at least 80% of its respective assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current Prospectus. (See the Prospectus for a detailed discussion of these Portfolios' investments.) Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable Securities and Exchange Commission rule then in effect.

   Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                            PERFORMANCE INFORMATION

   Total return and yield will be computed as described below.

Total Return
____________

   Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                 P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000
T = average annual total return
n = number of years

ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof).

   The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

   The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

Yield
_____


   From time to time, the Trust may quote the Lord Abbett Bond Debenture Portfolio's, the PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's, the Neuberger Berman Real Estate Portfolio's and the Pioneer Strategic Income Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.


   The 30-day yield for the Trust's fixed income Portfolios and the Neuberger Berman Real Estate Portfolio will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                              YIELD = 2[a-b+1)6-1]
                                       ____
                                       cd

Where: a = dividends and interest earned during the period

       b = expenses accrued for the period (net of reimbursement)

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends

       d = the net asset value per share on the last day of the period

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios' investment portfolios, portfolio maturity, operating expenses and market conditions.

   It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Non-Standardized Performance
____________________________

   In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                            PORTFOLIO TRANSACTIONS

   The Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Portfolios. Accordingly, the following description is relevant for the Allocation Portfolios and the Underlying Portfolios.

   Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Manager or Adviser, as applicable, is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. The Manager or Adviser of each Portfolio, as applicable, is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. It is not anticipated that the Manager of the Allocation Portfolios will purchase any significant amount of securities other than shares of the Underlying Portfolios. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Manager or Adviser considers the firm's reliability, the quality of its execution services on a continuing basis, confidentiality, including trade anonymity, and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios, their Manager or Advisers, as applicable, with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. In doing so, a Portfolio may pay higher commission rates than the lowest available when its Manager or Adviser, as applicable, believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, each Portfolio's Manager or Adviser, as applicable, is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Manager or Adviser by supplementing the Manager's or Adviser's research.

   It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Portfolio's Adviser receives and, with respect to the Allocation Portfolios, the Manager may receive research services from many broker-dealers with which the Manager or Adviser places the Portfolio's transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

   As noted above the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However NASD Regulation, Inc. has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

   The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

   Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio's gross expenses. Accordingly, in the event that the Manager waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Manager to the Portfolio.

   An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

   The Advisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with the procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account. It is anticipated that the Adviser to Third Avenue Small Cap Value Portfolio will execute substantially all of the Portfolio's transactions through an affiliated broker.


   The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003 or October 31, 2005, October 31, 2004 and October 31, 2003, as noted.

PORTFOLIO                                      2005         2004            2003
---------                                   ---------- ----------      ----------
Met/Putnam Capital Opportunities            $  111,254 $  124,095      $  343,375
Lord Abbett Bond Debenture                      50,597     45,894          21,318
Lord Abbett Mid-Cap Value                      184,752    168,814         149,450
Lord Abbett Growth and Income                2,376,453  2,110,960       2,279,597
Lord Abbett Growth Opportunities                92,819    142,121         144,432
Lord Abbett America's Value                     25,713     19,635          15,168/(2)/
Lazard Mid-Cap                                 590,125    514,229         269,906
Met/AIM Small Cap Growth                       719,277  1,059,400         313,513
Janus Aggressive Growth                      1,412,300  1,035,197         455,351
T. Rowe Price Mid-Cap Growth                   419,561    547,621         559,405
MFS(R) International                         2,622,022  1,757,345         559,145
Oppenheimer Capital Appreciation             1,462,139    958,876         587,084
PIMCO Inflation Protected Bond                  33,366      7,784             563/(4)/
PIMCO Total Return                             325,800    320,198         150,868
RCM Global Technology                        1,688,027  1,332,268       1,154,611
Harris Oakmark International                 1,242,073  1,245,587         765,776
Third Avenue Small Cap Value                   983,289    754,558         758,783
Goldman Sachs Mid-Cap Value Portfolio          451,945    309,129/(3)/        N/A
Neuberger Berman Real Estate Portfolio       1,360,834    576,961/(3)/        N/A
Turner Mid-Cap Growth Portfolio                561,064    560,452/(3)/        N/A
Met/AIM Capital Appreciation Portfolio/(6)/    444,810    358,413         224,045
Batterymarch Mid-Cap Stock Portfolio           528,953    478,109         266,453
Federated High Yield Portfolio                      31         31              87
Mercury Large-Cap Core Portfolio                45,776     88,869         248,121
MFS(R) Value Portfolio                          39,281     39,564          37,908

Pioneer Fund Portfolio                        17,885  14,846       18,216
Pioneer Mid-Cap Value Portfolio/(5)/           9,487     N/A          N/A
Pioneer Strategic Income Portfolio/(6)/            0     115        1,322
Dreman Small Cap Value Portfolio/(5)/          6,495     N/A          N/A
Janus Capital Appreciation Portfolio         531,600 455,866      643,341
Legg Mason Partners Managed Assets Portfolio 117,608 216,447      240,618
MetLife Defensive Strategy Portfolio               0       0/(4)/     N/A
MetLife Moderate Strategy Portfolio                0       0/(4)/     N/A
MetLife Balanced Strategy Portfolio                0       0/(4)/     N/A
MetLife Growth Strategy Portfolio                  0       0/(4)/     N/A
MetLife Aggressive Strategy Portfolio              0       0/(4)/     N/A
Legg Mason Value Equity Portfolio/(7)/             0     N/A          N/A
Van Kampen Comstock Portfolio/(5)/           670,404     N/A          N/A

--------

(1) For the period from 5/1/02 through 12/31/02.
(2) For the period from 5/1/03 through 12/31/03.
(3) For the period 5/1/04 through 12/31/04.
(4) For the period 11/4/04 through 12/31/04.
(5) For the period 5/1/05 through 12/31/05.
(6) For the fiscal year ended October 31.
(7) For the period 11/1/05 through 12/31/05.

In 2005, the following Portfolios paid the amounts indicated to a then-affiliated broker of the Adviser:



                                    Aggregate     Percentage of
                                    Brokerage         Total     Percentage of
                   Affiliated    Commissions Paid   Brokerage   Commissionable
 Portfolio        Broker-Dealer    to Affiliate    Commissions   Transactions
 ---------        -------------- ---------------- ------------- --------------
 Goldman Sachs    Goldman Sachs      $ 17,925          3.97%         5.70%
 Mid-Cap Value    & Co.

 Neuberger Berman Lehman             $277,709         20.41%        21.73%
 Real Estate      Brothers, Inc.

 Third Avenue     M.L. Whitman       $776,897         78.00%        83.11%
 Small Cap Value  LLC

 Pioneer Mid-Cap  Citigroup          $  16.00          0.17%         0.16%
 Value            Global
                  Markets, Inc.

 Dreman Small-Cap Citigroup          $  30.00          0.46%         0.24%
 Value            Global
                  Markets, Inc.



                            MANAGEMENT OF THE TRUST

   The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

Trustees and Officers
_____________________

   The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
____________


                                                                             Number
                                                                            of Port-
                                                                            folios in
                                        Term of                               Fund
                                        Office                               Complex
                          Position(s)     and                               overseen        Other
                           Held with   Length of  Principal Occupation(s)      by     Directorships Held
Name, Age and Address     Registrant  Time Served   During Past 5 Years      Trustee      by Trustee
---------------------     ----------- ----------- -----------------------   --------- ------------------
Elizabeth M. Forget* (39)  President  Indefinite;     Since December           47        None
                           and        From            2000, President of
                           Trustee    December        Met Investors
                                      2000 to         Advisory LLC; since
                                      present.        July 2000, Executive
                                                      Vice President of
                                                      MetLife Investors
                                                      Group, Inc.


Disinterested Trustees
______________________

Dawn M. Vroegop            Trustee    Indefinite;     From September           47        Director,
(39)                                  From            1999 to September                  Caywood
                                      December        2003, Managing                     Scholl Asset
                                      2000 to         Director, Dresdner                 Management;
                                      present.        RCM Global                         Investment
                                                      Investors.                         Committee
                                                                                         Member of
                                                                                         City College
                                                                                         of San
                                                                                         Francisco.

Stephen M. Alderman (46)   Trustee    Indefinite;     Since November           47        None
                                      From            1991, Shareholder in
                                      December        the law firm of
                                      2000 to         Garfield and Merel,
                                      present.        Ltd.

Jack R. Borsting (76)      Trustee    Indefinite;     Since 2001,              47        Director,
                                      From            Professor of Business              Whitman
                                      December        Administration and                 Education
                                      2000 to         Dean Emeritus,                     Group, Ivax
                                      present.        Marshall School of                 Diagnostics
                                                      Business, University               and Los
                                                      of Southern                        Angeles
                                                      California (USC);                  Orthopedic
                                                      from 1995-2001                     Hospital.
                                                      Executive Director,                Trustee, The
                                                      Center for                         Rose Hills
                                                      Telecommunications                 Foundation.
                                                      Management.                        Member,
                                                                                         Army
                                                                                         Science
                                                                                         Board

Theodore A. Myers (75)     Trustee    Indefinite;     Since 1993, Financial    47        None
                                      From            Consultant.
                                      December
                                      2000 to
                                      present.

                                                                               Number
                                                                              of Port-
                                     Term of                                  folios in
                                     Office                                     Fund
                                       and                                     Complex
                       Position(s)  Length of                                 overseen        Other
                        Held with     Time       Principal Occupation(s)         by     Directorships Held
Name, Age and Address  Registrant    Served        During Past 5 Years         Trustee      by Trustee
---------------------  ----------- ----------- -----------------------        --------- ------------------
Tod H. Parrott (68)     Trustee    Indefinite;    Since June 1996, Managing      47        Director,
                                   From           Partner, Rockaway                        U.S. Stock
                                   December       Partners Ltd. (financial                 Transfer
                                   2000 to        consultants).                            Corporation;
                                   present.                                                Director
                                                                                           Bonfire
                                                                                           Foundation.

Roger T. Wickers (71)   Trustee    Indefinite;    Since 1995, retired; from      47        None
                                   From           1980 to 1995, Senior Vice
                                   December       President and General
                                   2000 to        Counsel, Keystone Group
                                   present.       Inc. and the Keystone
                                                  Group of Mutual Funds.

The Executive Officers
______________________

Jeffrey A. Tupper (35)  Chief      From           Since February 2001,
                        Financial  August         Assistant Vice President of
                        Officer,   2002 to        MetLife Investors
                        Treasurer  present        Insurance Company; from
                                                  1997 to January 2001, Vice
                                                  President of PIMCO
                                                  Advisors L.P.

Michael K. Farrell      Executive  From           Since July 2002, Chief
(53)                    Vice       August         Executive Officer of
                        President  2002 to        MetLife Investors Group,
                                   present        Inc. and Met Investors
                                                  Advisory LLC; since April
                                                  2001, Chief Executive
                                                  Officer of MetLife
                                                  Resources and Senior Vice
                                                  President of Metropolitan
                                                  Life Insurance Company;
                                                  since January 1990,
                                                  President of Michael K.
                                                  Farrell Associates, Inc.
                                                  (qualified retirement plans
                                                  for non-profit
                                                  organizations)

Richard C. Pearson (62)   Vice      From     Since July 2002, President of
                          President December MetLife Investors Distribution
                          and       2000 to  Company; since January, 2002,
                          Secretary present. Secretary of Met Investors
                                             Advisory LLC; since
                                             January 2001, Senior Vice
                                             President, General Counsel
                                             and Secretary of MetLife
                                             Investors Group, Inc.; since
                                             November 2000, Vice
                                             President, General Counsel
                                             and Secretary of Met
                                             Investors Advisory LLC;
                                             from 1998 to November
                                             2000, President, Security
                                             First Group, Inc.

Mary Moran Zeven          Assistant From     Senior Vice President and
One Federal Street        Secretary August   Senior Managing Counsel
Boston, Massachusetts               2001 to  (2002 to present) and Vice
02110                               present  President and Associate
(44)                                         Counsel (2000 to 2002),
                                             State Street Bank and Trust
                                             Company; Vice President
                                             and Counsel, PFPC, Inc.
                                             (1999-2000).

William C. Cox            Assistant From     Since 1997, Vice President
One Federal Street        Treasurer November and Senior Director, Fund
Boston, Massachusetts               2004 to  Administration Division,
02110                               present  State Street Bank and Trust
(39)                                         Company

--------

* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.

Committees of the Board
_______________________

   The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2005.

   The Trust has a Nominating and Compensation Committee consisting of all the Disinterested Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by contract holders. The Nominating and Compensation Committee held one meeting during the fiscal year ended December 31, 2005.

   The Trust has a Valuation Committee consisting of Elizabeth M. Forget, Richard C. Pearson, Jeffrey Tupper, Anthony Dufault, Thomas McDevitt, Jason Kezelman and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper, Mr. Dufault, Mr. McDevitt or Mr. Kezelman from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held 14 meetings during the fiscal year ended December 31, 2005.

Compensation of the Trustees
____________________________


   Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $60,000 ($15,000 per quarter) plus (i) an additional fee of $5,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, (ii) $3,000 for each special meeting attended in person and (iii) $1,500 for each telephonic/internet interactive Board and Committee meeting attended, plus reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee who is also Chair of the Audit Committee and the chair of the Nominating and Compensation Committee each receive a supplemental retainer of $15,000, $5,000 and $2,500, respectively.

The table below sets forth the compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2005. The amounts set forth below were paid under a different compensation schedule.



                                                          Total
                                                       Compensation
                                           Aggregate    From Fund
                                          Compensation Complex Paid
             Name of Person, Position      from Trust   to Trustee
             ------------------------     ------------ ------------
             Elizabeth M. Forget, Trustee      None         None
             Stephen M. Alderman            $60,250      $60,250
             Jack R. Borsting               $50,250      $50,250
             Theodore A. Myers              $50,250      $50,250
             Tod H. Parrott                 $50,250      $50,250
             Dawn M. Vroegop                $50,250      $50,250
             Roger T. Wickers               $49,500      $49,500

   The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


   As of December 31, 2005, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.


Proxy Voting Procedures
_______________________

   Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. Appendix B to this Statement of Additional Information contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios' Advisers.

Proxy Voting Records
____________________


   The Manager and each of the Advisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 has been filed with the Securities and Exchange Commission on Form N-PX and is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and
(2) on the SEC's website at http://www.sec.gov.

                           ___________________

Portfolio Holdings Disclosure Policy
____________________________________

   The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

   Only the Manager's or, as applicable, the Adviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Manager or the Adviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to
(i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Adviser prior to the Adviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; and (v) firms that provide pricing services, proxy voting services and research and trading services. The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

   Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. The following information is generally made available on one or more insurance company websites (including www.metlifeinvestors.com); (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Advisers have objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the website on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new posting s described above. In addition, disclosure of portfolio holding information will be made in accordance with applicable law or as requested by governmental authorities.


                    INVESTMENT ADVISORY AND OTHER SERVICES

The Manager
___________

   The Trust is managed by Met Investors Advisory, LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company.

   With respect to the Portfolios other than the Allocation Portfolios, the Trust and the Manager have entered into a Management Agreement dated
December 8, 2000, as amended ("Original Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. With respect to the Allocation Portfolios, the Trust and the Manager have entered into a Management Agreement dated November 1, 2004 ("Additional Management Agreement"), which was initially approved by the Board of Trustees on August 19, 2004 and by MetLife Investors USA Insurance Company, as initial shareholder of the Allocation Portfolios, on October 29, 2004. Subject always to the supervision and direction of the Trustees of the Trust, under the Original Management Agreement the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Original Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

   Under the Original Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

..   Office space, all necessary office facilities and equipment;

..   Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

    . related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

    . related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

..   Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

   The Additional Management Agreement is substantially the same as the Original Management Agreement except that the Manager will: (i) provide investment management and advisory services to the Allocation Portfolios;
(ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios.

   As compensation for these services the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:


 Portfolio                     Fee
 ---------                     ---
 Lord Abbett Bond Debenture    0.60% of first $250 million of such assets plus
                               0.55% of such assets over $250 million up to $500 million plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion

 Lord Abbett Mid-Cap Value     0.70% of first $200 million of such assets plus
                               0.65% of such assets over $200 million up to $500 million plus 0.625% of such assets over $500 million

 Lord Abbett America's Value   0.65% of first $500 million of such assets plus
                               0.60% of such assets over $500 million
 Lord Abbett Growth and Income 0.60% of first $600 million of such assets plus
                               0.55% of such assets over $600 million up to $1.1 billion plus 0.50% of such assets over $1.1 billion up to $1.5 billion plus 0.45% of such assets over $1.5 billion

  Lord Abbett Growth Opportunities 0.70% of first $200 million of such assets plus 0.65% of such assets over $200
                                   million up to $500 million plus 0.625% of such assets over $500 million

  PIMCO Total Return               0.50%

  RCM Global Technology            0.90% of first $500 million of such assets
                                   plus 0.85% of such assets over $500
                                   million

  PIMCO Inflation Protected Bond   0.50%

  T. Rowe Price Mid-Cap Growth     0.75%

  MFS(R) Research International    0.80% of first $200 million of such assets
                                   plus 0.75% of such assets over $200
                                   million up to $500 million plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion

  Janus Aggressive Growth          0.75% of first $25 million of such assets
                                   plus 0.70% of such assets over $25
                                   million up to $250 million plus 0.65% of such assets over $250 million up to $1 billion plus 0.55% of such assets over $1 billion

  Oppenheimer Capital Appreciation 0.65% of first $150 million of such assets plus 0.625% of such assets over $150
                                   million up to $300 million plus 0.60% of such assets over $300 million up to $500 million plus 0.55% of such assets over $500 million.

  Met/AIM Small Cap Growth         0.90% of first $500 million of such assets
                                   plus 0.85% of such assets over $500
                                   million

  Lazard Mid-Cap                   0.70% of first $500 million of such assets
                                   plus 0.675% of such assets over $500
                                   million up to $1 billion plus 0.60% of
                                   such assets over $1 billion
  Met/Putnam Capital Opportunities 0.85% of the first $200 million of such assets plus 0.80% of such assets over
                                   $200 million

Harris Oakmark International  0.85% of first $100 million of such assets plus
                              0.80% of such assets over $100 million up to $1 billion plus 0.75% of such assets over $1 billion

Third Avenue Small Cap Value  0.75% of first $1 billion of such assets plus
                              0.70% of such assets over $1 billion

Neuberger Berman Real Estate  0.70% of first $200 million of such assets plus
                              0.65% of such assets over $200 million up to $750 million plus 0.55% of such assets over $750 million

Turner Mid-Cap Growth         0.80% of first $300 million of such assets plus
                              0.70% of such assets over $300 million

Goldman Sachs Mid-Cap Value   0.75% of first $200 million of such assets plus
                              0.70% of such assets over $200 million

Van Kampen Comstock           0.65% of first $500 million of such assets plus
                              0.60% of such assets over $500 million up to $1
                              billion plus 0.525% of such assets over $1 billion

MetLife Defensive Strategy    0.10% of first $500 million of such assets plus
                              0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

MetLife Moderate Strategy     0.10% of first $500 million of such assets plus
                              0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

MetLife Balanced Strategy     0.10% of first $500 million of such assets plus
                              0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

MetLife Growth Strategy       0.10% of first $500 million of such assets plus
                              0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

MetLife Aggressive Allocation 0.10% of first $500 million of such assets plus
                              0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

Legg Mason Value Equity        0.70% of the first $350 million of such assets.
                               On the date that such assets reach $350 million and each subsequent day thereafter, whether or not such assets are above or below $350 million, the fee schedule shall be: 0.65% of the first $200 million of such assets plus 0.63% of such assets over $200 million.

Met/AIM Capital Appreciation   0.80% of the first $100 million of such assets
                               plus 0.75% of such assets over $100 million up to $200 million plus 0.70% of such assets over $200 million up to $1 billion plus 0.65% of such assets over $1 billion.

Batterymarch Growth and Income 0.65% of the first $500 million of such assets plus 0.55% of such assets over $500 million up to $1 billion plus 0.50% of such assets over $1 billion up to $1.5 billion plus 0.45% of such assets over $1.5 billion up to $2 billion plus 0.40% of such assets over $2 billion

Batterymarch Mid-Cap Stock     0.70%

Federated High Yield           0.60% of the first $150 million of such assets
                               plus 0.55% of such assets over $150 million up to $250 million plus 0.50% of such assets over $250 million

Loomis Sayles Global Markets   0.70% of first $500 million of such assets plus
                               0.65% of such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion

Mercury Large-Cap Core         0.775% of first $250 million of such assets
                               plus 0.750% of such assets over $250 million up to $500 million plus 0.725% of such assets over $500 million up to $1 billion plus 0.700% on such assets over $1 billion up to $2 billion plus 0.650% of such assets over $2 billion

MFS(R) Emerging Markets Equity 1.05% of first $250 million of such assets plus
                               1.00% of such assets over $250 million up to $500 million plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion

MFS(R)Value                        0.725% of first $250 million of such
                                   assets plus 0.675% of such assets over
                                   $250 million up to $1.25 billion plus
                                   0.600% of such assets over $1.25 billion up to $1.5 billion plus 0.500% of such assets over $1.5 billion

Pioneer Fund                       0.750% of first $250 million of such
                                   assets plus 0.700% of such assets over
                                   $250 million up to $500 million plus
                                   0.675% of such assets over $500 million
                                   up to $1 billion plus 0.650% of such
                                   assets over $1 billion up to $2 billion plus
                                   0.600% of such assets over $2 billion

Pioneer Strategic Income           0.75% of first $75 million of such assets
                                   plus 0.70% of such assets over $75
                                   million up to $150 million plus 0.65% of such assets over $150 million.

Pioneer Mid-Cap Value              0.750% of first $250 million of such
                                   assets plus 0.700% of such assets over
                                   $250 million up to $500 million plus
                                   0.675% of such assets over $500 million
                                   up to $1 billion plus 0.650% of such
                                   assets over $1 billion up to $2 billion plus
                                   0.600% of such assets over $2 billion.

Dreman Small-Cap Value             0.825% of first $50 million of such assets
                                   plus 0.800% of such assets over $50
                                   million up to $100 million plus 0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500 million up to $1 billion plus 0.725% on such assets over $1 billion.

Janus Capital Appreciation         0.65% on first $1 billion of such assets
                                   plus 0.60% of such assets over $1 billion.

Legg Mason Partners Managed Assets 0.50%



See the Prospectus for information on any voluntary fee waivers with respect to the Portfolios. From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each applicable Portfolio.


   The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.

   In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its administrator, custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not affiliated persons of the Manager, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class B, Class C and Class E shares of each Portfolio may pay for certain distribution - related expenses in connection with activities primarily intended to result in the sale of its shares.


   The Management Agreement and the Additional Management Agreement each continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually
(i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement and the Additional Management Agreement each provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

   The Trust commenced operations in February, 2001. The following table shows the fees paid by the Portfolios to the Manager and by certain of the Portfolios' predecessors to current affiliates of the Manager, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003 or October 31, 2005, October 31, 2004 or October 31, 2003, as noted.

                                                                 2005
                     -                      -----------------------------------------------
                                            Investment  Investment   Other      Deferred
                                            Management  Management  Expenses     Expense
Portfolio                                    Fee Paid   Fee Waived Reimbursed Reimbursement
---------                                   ----------- ---------- ---------- -------------
Met/Putnam Capital Opportunities            $   393,889  $    --    $    --     $     --
Lord Abbett America's Value Portfolio           350,909   40,862         --           --
Lord Abbett Bond Debenture                    7,382,524       --         --           --
Lord Abbett Mid-Cap Value                     2,176,402       --         --           --
Lord Abbett Growth and Income                15,579,274       --         --           --
Lord Abbett Growth Opportunities                424,159   33,406         --           --
Legg Mason Value Equity(1)                        5,322    5,322     42,358           --
Lazard Mid-Cap*                               2,171,692       --         --           --
Met/AIM Small-Cap Growth                      4,065,172       --         --      186,470
Janus Aggressive Growth                       4,470,882       --         --       55,811
T. Rowe Price Mid-Cap Growth                  4,367,844       --         --        2,646
MFS(R) Research International                 6,477,000       --         --      465,232
Oppenheimer Capital Appreciation              5,967,811       --         --      527,389
PIMCO Inflation Protected Bond Portfolio      4,472,486       --         --           --
PIMCO Total Return                            9,764,321       --         --      232,938
RCM Global Technology                         1,874,614      973         --      296,190
Harris Oakmark International                  8,535,923       --         --           --
Goldman Sachs Mid-Cap Value Portfolio         2,377,124       --         --           --
Neuberger Berman Real Estate Portfolio        2,760,936       --         --           --
Third Avenue Small Cap Value Portfolio        5,688,594       --         --           --
Turner Mid-Cap Growth Portfolio               1,478,543       --         --           --
Van Kampen Comstock Portfolio/(2)/            3,209,721       --         --           --
Met/AIM Capital Appreciation Portfolio/(3)/   1,932,760       --         --           --
Batterymarch Mid-Cap Stock Portfolio          1,383,571
Federated High Yield Portfolio                  555,974       --         --           --

Mercury Large-Cap Core Portfolio               980,510      --     --     --
MFS(R) Value Portfolio                         465,377   6,348     --     --
Pioneer Fund Portfolio                         283,477      --     --     --
Pioneer Mid-Cap Value Portfolio                 22,433  22,433 39,872     --
Pioneer Strategic Income Portfolio/(3)/      1,076,933      --     --     --
Dreman Small-Cap Value Portfolio                22,380  22,380 51,727     --
Janus Capital Appreciation Portfolio         7,347,893      --     --     --
Legg Mason Partners Managed Assets Portfolio 1,412,933      --     --     --
MetLife Defensive Strategy Portfolio           274,780 130,573     --     --
MetLife Moderate Strategy Portfolio            822,266  45,545     --     --
MetLife Balanced Strategy Portfolio          1,366,679  47,538     --     --
MetLife Growth Strategy Portfolio            1,264,098  47,117     --     --
MetLife Aggressive Strategy Portfolio          510,587 122,410     --     --

--------

*   Formerly the Met/AIM Mid Cap Core Equity Portfolio.
(1) For the period from 11/1/05 through 12/31/05
(2) For the period from 5/105 through 12/31/05
(3) For the fiscal year ended October 31.

                                                                 2004
                     -                      -----------------------------------------------
                                            Investment  Investment   Other      Deferred
                                            Management  Management  Expenses     Expense
Portfolio                                    Fee Paid   Fee Waived Reimbursed Reimbursement
---------                                   ----------- ---------- ---------- -------------
Met/Putnam Capital Opportunities            $   426,296  $    --      $--       $     --
Lord Abbett America's Value Portfolio           127,243   98,677       --             --
Lord Abbett Bond Debenture                    6,799,252       --       --             --
Lord Abbett Mid-Cap Value                     1,658,919       --       --             --
Lord Abbett Growth and Income                13,624,840       --       --        415,534
Lord Abbett Growth Opportunities                396,571   29,475       --             --
Lazard Mid-Cap*                               1,976,021       --       --        122,843
Met/AIM Small Cap Growth                      3,190,382       --       --        197,306
Janus Aggressive Growth                       3,367,260       --       --        286,247
T. Rowe Price Mid-Cap Growth                  3,146,034       --       --        352,377
MFS(R) Research International                 3,514,055       --       --        617,855
Oppenheimer Capital Appreciation              4,327,515       --       --        239,658
PIMCO Inflation Protected Bond Portfolio      3,079,040       --       --             --
PIMCO Total Return                            6,936,055       --       --             --
RCM Global Technology                         1,570,194       --       --             --
Harris Oakmark International                  4,799,579       --       --         70,893
Goldman Sachs Mid-Cap Value Portfolio/(1)/      677,715      876       --             --
Neuberger Berman Real Estate Portfolio/(1)/     795,451       --       --             --
Third Avenue Small Cap Value Portfolio        3,556,948       --       --             --

Turner Mid-Cap Growth Portfolio/(1)/           596,531     --       --     --
Met/AIM Capital Appreciation Portfolio/(3)/  1,666,629     --       --     --
Batterymarch Mid-Cap Stock Portfolio         1,237,113     --       --     --
Federated High Yield Portfolio                 520,768     --       --     --
Mercury Large-Cap Core Portfolio               920,627     --       --     --
MFS(R) Value Portfolio                         293,439 55,171       --     --
Pioneer Fund Portfolio                         217,848     --       --     --
Pioneer Strategic Income Portfolio/(3)/        739,126     --       --     --
Janus Capital Appreciation Portfolio         7,035,493     --       --     --
Legg Mason Partners Managed Assets Portfolio 1,444,024     --       --     --
MetLife Defensive Strategy Portfolio/(2)/        8,957  8,957   24,031     --
MetLife Moderate Strategy Portfolio/(2)/        31,850 31,850    1,138     --
MetLife Balanced Strategy Portfolio/(2)/        97,618 32,988       --     --
MetLife Growth Strategy Portfolio/(2)/          86,163 32,988       --     --
MetLife Aggressive Strategy Portfolio/(2)/      19,094 19,094   13,894     --

--------

(1) For the period from 5/1/04 through 12/31/04
(2) For the period from 11/4/04 through 12/31/04
*   Formerly the Met/AIM Mid Cap Core Equity Portfolio.
(3) For the fiscal year ended October 31.

                                                         2003
                 -                  ----------------------------------------------
                                    INVESTMENT INVESTMENT   OTHER      DEFERRED
                                    MANAGEMENT MANAGEMENT  EXPENSES     EXPENSE
Portfolio                            FEE PAID  FEE WAIVED REIMBURSED REIMBURSEMENT
---------                           ---------- ---------- ---------- -------------
Lord Abbett Bond Debenture          3,971,116        --         --      276,111
Lord Abbett Mid-Cap Value           1,028,597        --         --       24,528
Lord Abbett Growth and Income       9,092,357        --         --       96,442
Lord Abbett Growth Opportunities      269,004    78,081         --           --
Lord Abbett America's Value/(1)/       20,896    20,896     56,089           --
Lazard Mid-Cap*                       884,138        --         --       79,198
Met/AIM Small Cap Growth            1,076,516    55,675         --           --
Janus Aggressive Growth             1,101,773        --         --        7,791
T. Rowe Price Mid-Cap Growth        1,356,903        --         --       36,100
MFS(R) Research International       1,262,462    82,173         --           --
Oppenheimer Capital Appreciation    1,814,031        --         --       70,030
PIMCO Inflation Protected Bond/(1)/   747,433        --                      --
PIMCO Total Return                  4,621,218        --         --      133,278

RCM Global Technology                          623,323  6,135       --      --
Met/Putnam Capital Opportunities               409,728     --       --      --
Harris Oakmark International                 1,058,799     --       -- 134,866
Third Avenue Small Cap Value                 1,061,936     --       --  72,372
Met/AIM Capital Appreciation Portfolio/(2)/  1,325,641     --       --      --
Batterymarch Mid-Cap Stock Portfolio           910,327     --       --      --
Federated High Yield Portfolio                 404,314     --       --      --
Mercury Large-Cap Core Portfolio               858,205     --       --      --
MFS(R) Value Portfolio                         252,534 26,185       --      --
Pioneer Fund Portfolio                         104,521     --       --      --
Pioneer Strategic Income Portfolio/(2)/        759,584     --       --      --
Janus Capital Appreciation Portfolio         6,734,977     --       --      --
Legg Mason Partners Managed Assets Portfolio 1,315,694     --       --      --

--------

(1) For the period 5/1/03 through 12/31/03
*   Formerly the Met/AIM Mid Cap Core Equity Portfolio.
(2) For the fiscal year ended October 31.


The Advisers
____________

   Pursuant to an Advisory Agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser a fee based on a percentage of the average daily net assets of the Portfolios.

   Each Advisory Agreement will continue in force for two years from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually
(i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' (60 days' with respect to the Janus Aggressive Growth Portfolio and Janus Capital Appreciation Portfolio) prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

   Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

   The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to:
(i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including, if applicable, the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation hereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of Advisory Agreements, shareholders of a Portfolio continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

   Pursuant to the Multi-Manager Order, the Manager, effective January 1, 2003, changed Advisers for the State Street Concentrated International Portfolio (now known as Harris Oakmark International Portfolio and MFS Mid Cap Growth Portfolio (now known as T. Rowe Price Mid-Cap Growth Portfolio). Effective
May 1, 2003, the Manager changed the Adviser to the J.P. Morgan Small Cap Stock Portfolio (now known as Met/Putnam Capital Opportunities Portfolio). Effective January 14, 2005, the Manager changed the Adviser to the PIMCO PEA

Innovation Portfolio (now known as RCM Global Technology Portfolio). Effective December 19, 2005 the Manager changed the Adviser to the Met/AIM Mid Cap Core Equity Portfolio (now known as Lazard Mid-Cap Portfolio). In approving new Advisers for these Portfolios, the Board especially reviewed each Portfolio's performance record and the replacement Adviser's management style and long-term performance record with comparable funds.

   Lord, Abbett & Co. LLC is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios.

   Neuberger Berman Management, Inc. is the Adviser to the Neuberger Berman Real Estate Portfolio.

   Pacific Investment Management Company LLC is the Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios.

   RCM Capital Management LLC is the Adviser to the RCM Global Technology Portfolio.

   Massachusetts Financial Services Company is the Adviser to the MFS(R) Research International, MFS(R)Value and MFS(R) Emerging Markets Equity Portfolios.

   Janus Capital Management LLC is the Adviser to the Janus Aggressive Growth and Janus Capital Appreciation Portfolios.

   OppenheimerFunds, Inc. is the Adviser to the Oppenheimer Capital Appreciation Portfolio.

   A I M Capital Management, Inc. is the Adviser to the Met/AIM Small Cap Growth and Met/AIM Capital Appreciation Portfolios.

   Putnam Investment Management, LLC is the Adviser to the Met/Putnam Capital Opportunities Portfolio.

   Third Avenue Management LLC is the Adviser to the Third Avenue Small Cap Value Portfolio.

   T. Rowe Price Associates, Inc. is the Adviser to the T. Rowe Price Mid-Cap Growth Portfolio.

   Harris Associates L.P. is the Adviser to the Harris Oakmark International Portfolio.

   Turner Investment Partners, Inc. is the Adviser to the Turner Mid-Cap Growth Portfolio.

   Goldman Sachs Asset Management, L.P. is the Adviser to the Goldman Sachs Mid-Cap Value Portfolio.

   Morgan Stanley Investment Management, Inc., dba Van Kampen, is the Adviser to the Van Kampen Comstock Portfolio.

   Legg Mason Capital Management, Inc. is the Adviser to the Legg Mason Value Equity Portfolio.

   Lazard Asset Management LLC is the Adviser to the Lazard Mid-Cap Portfolio.

   Batterymarch Financial Management, Inc. is the Adviser to the Batterymarch Growth and Income and Batterymarch Mid-Cap Stock Portfolios.

   Batterymarch Financial Management, Inc. and Western Asset Management Company are the Advisers to the Legg Mason Partners Managed Assets Portfolio.

   Federated Investment Management Company is the Adviser to the Federated High Yield Portfolio.

   Merrill Lynch Investment Managers, L.P. is the Adviser to the Mercury Large-Cap Core Portfolio.

   Loomis, Sayles & Company, L.P. is the Adviser to the Loomis Sayles Global Markets Portfolio.

   Pioneer Investment Management, Inc. is the Adviser to the Pioneer Fund, Pioneer Strategic Income and Pioneer Mid-Cap Value Portfolios.

   Dreman Value Management LLC is the Adviser to the Dreman Small Cap Value Portfolio.

   The following table shows the fees paid with respect to the Portfolios to each Adviser by the Manager or current affiliates of the Manager for the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003 or
July 31, 2005, July 31, 2004 and July 31, 2003 as noted.

Portfolio                                                2005       2004       2003
---------                                             ---------- ---------- ----------
Met/Putnam Capital Opportunities                      $  254,871 $  275,838 $  265,118
Lord Abbett Bond Debenture                             3,267,233  2,756,543  1,698,705
Lord Abbett Mid-Cap Value                              1,377,786  1,059,263    661,241
Lord Abbett Growth and Income                          7,529,675  6,711,040  4,737,875
Lord Abbett Growth Opportunities                         272,674    254,938    172,931
Lord Abbett America's Value                              215,944     78,303     12,859
Lazard Mid-Cap (formerly Met/AIM Mid Cap Core Equity)  1,279,000  1,247,085    589,425

Met/AIM Small Cap Growth                     2,834,581 2,304,165   777,484
Janus Aggressive Growth                      2,483,363 2,118,167   705,411
T. Rowe Price Mid-Cap Growth                 2,867,713 2,097,356   904,602
MFS(R) Research International                4,287,870 2,370,057   870,184
Oppenheimer Capital Appreciation             3,374,156 2,525,236 1,111,282
PIMCO Inflation Protected Bond               2,236,243 1,539,478   373,716
PIMCO Total Return                           4,882,160 3,468,028 2,310,609
RCM Global Technology                        1,284,865 1,074,363   426,484
Harris Oakmark International                 5,580,751 3,224,977   759,888
Third Avenue Small Cap Value                 3,663,156 2,359,964   707,957
Goldman Sachs Mid-Cap Value                  1,413,714   414,903       N/A
Neuberger Berman Real Estate                 1,532,812   452,972       N/A
Turner Mid-Cap Growth                          949,090   389,359       N/A
Legg Mason Value Equity                          3,422       N/A       N/A
Van Kampen Comstock                          1,899,968       N/A       N/A
Met/AIM Capital Appreciation Portfolio/(1)/    905,981   781,061   621,447
Batterymarch Mid-Cap Stock Portfolio           691,796   618,556   455,159
Federated High Yield Portfolio                 342,138   316,717   239,353
Mercury Large-Cap Core Portfolio               442,811   425,500   385,946
MFS(R) Value Portfolio                         222,190   144,604   123,833
Pioneer Fund Portfolio                         141,738   107,093       N/A
Pioneer Mid-Cap Value Portfolio                 11,216       N/A       N/A
Pioneer Strategic Income Portfolio/(1)/        502,569       N/A       N/A
Dreman Small Cap Value Portfolio                12,198       N/A       N/A
Janus Capital Appreciation Portfolio         3,967,827 4,482,969 4,313,143
Legg Mason Partners Managed Assets Portfolio   796,047   722,012   657,847

--------
(1)For the fiscal year ended October 31.

   Information regarding the committee members' or portfolio managers' compensation, other accounts managed and ownership of shares of the Portfolios to the extent applicable is attached in Appendix C.

The Administrator
_________________

   Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

   The Administrator was organized as a Massachusetts trust company. Its principal place of business is at One Federal Street, Boston, Massachusetts 02110. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.04% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2005 and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the years ended December 31, 2005, December 31, 2004 and December 31, 2003, an aggregate of, $8,147,009, $6,320,204 and $4,527,919, respectively, was paid to the Administrator. Each such amount included custody and transfer agent fees.

   Effective May 1, 2006, the Met/AIM Capital Appreciation, Batterymarch Mid-Cap Stock, Federated High Yield, MFS(R) Value, Pioneer Fund, Pioneer Mid-Cap Value, Pioneer Strategic Income, Dreman Small-Cap Value, Janus Capital Appreciation and Legg Mason Partners Managed Assets Portfolio commenced operations as portfolios of the Trust. The predecessors of such Portfolios paid administration, custody and transfer agent fees in 2005 in the aggregate amount of $1,548,174.

The Distributor
_______________

   The Trust has distribution agreements with MetLife Investors Distribution Company ("MID" or the "Distributor") in which MID serves as the Distributor for the Trust's Class A shares, Class B shares, Class C and Class E shares. MID is an affiliate of Metropolitan Life Insurance Company. MID's address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

   The Trust's distribution agreements with respect to the Class A, Class B, Class C and Class E shares ("Distribution Agreements") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

   The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

   Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

   The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively of the average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.50% and 0.15% of average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively. Under the terms of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan

Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities' fees or expenses incurred or paid in that regard.

   Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B shares, Class C shares and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B Distribution Plan's, the Class C Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (3) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and
(f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.

   A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust including the Disinterested Trustees unanimously approved the Class E Distribution Plan.

   The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares, Class C shares or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares, Class C shares or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [1.00% with respect to Class C and 0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Portfolio.

   The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

   The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Class B and Class E Distribution Plans for the year ended December 31, 2005:*

Portfolio                                             Total Distribution Fee Paid to Distributor
---------                                             ------------------------------------------
Met/Putnam Capital Opportunities                                                      $   10,896
Lord Abbett Bond Debenture                                                             1,754,079
Lord Abbett Mid-Cap Value                                                                501,949
Lord Abbett Growth and Income                                                          2,765,613
Lord Abbett Growth Opportunities                                                          92,971
Lord Abbett America's Value                                                              134,965
Lazard Mid-Cap (formerly Met/AIM Mid Cap Core Equity)                                    531,967
Met/AIM Small Cap Growth                                                                 712,935
Janus Aggressive Growth                                                                  676,633
T. Rowe Price Mid-Cap Growth                                                             925,887
MFS(R) Research International                                                            966,119
Oppenheimer Capital Appreciation                                                       1,251,641

PIMCO Inflation Protected Bond                                           978,180
PIMCO Total Return                                                     2,795,269
RCM Global Technology                                                    226,921
Harris Oakmark International                                           1,294,436
Third Avenue Small Cap Value                                             982,013
Goldman Sachs Mid-Cap Value                                              258,166
Neuberger Berman Real Estate                                             619,538
Turner Mid-Cap Growth                                                    134,167
MetLife Defensive Strategy                                               686,931
MetLife Moderate Strategy                                              2,343,902
MetLife Balanced Strategy                                              6,838,148
MetLife Growth Strategy                                                6,020,224
MetLife Aggressive Strategy                                            1,306,164
Legg Mason Value Equity                                                      573
Van Kampen Comstock                                                       47,771

* The Trust currently does not offer Class C shares.

The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

Code of Ethics
______________

   The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from the Securities and Exchange Commission.

Custodian
____________

   State Street Bank and Trust Company ("State Street Bank"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

Transfer Agent
_______________

   State Street Bank also serves as transfer agent for the Trust.

Legal Matters
______________

   Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

Independent Registered Public Accounting Firm
_______________________________________________


   Deloitte & Touche LLP, located at 200 Berkeley Street, Boston,
Massachusetts, serves as the Trust's independent auditors.


                             REDEMPTION OF SHARES

   The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period (1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

   The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                NET ASSET VALUE

   The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day the Exchange is open for trading. Currently, the Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is on a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price ("NOCP"). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

   In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

   If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

   Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

   Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

   The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.

                             FEDERAL INCOME TAXES

   Each Portfolio intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

   In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income which would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

   As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

   The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a regulated investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

   The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

   Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

   The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

   In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

   Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, each Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

   Income that Neuberger Berman Real Estate Portfolio derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation, qualified publicly traded partnership or REIT) ("RE Partnership") will be treated under the Code as qualifying income under the income requirement only to the extent that income is attributable to the RE Partnership's income that would be qualifying income if realized directly by the Fund in the same manner as realized by the RE Partnership. The Internal Revenue Service also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees thereof but nevertheless indicate the Service's view of federal tax matters) holding that a regulated investment company that invests in a partnership should be treated as owning a proportionate share of the partnership's assets for purposes of the diversification requirement.

   Neuberger Berman Real Estate Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued but may apply retroactively, the portion of a REIT's income attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax and will be allocated to the REIT's shareholders in proportion to the dividends they receive. These regulations also are expected to provide that excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if they held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders for a taxable year (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income ("UBTI") to certain tax-exempt entities (including qualified pension plans, IRAs, Code section 401(k) plans, Keogh plans, and public charities), thereby potentially requiring such an entity that otherwise might not be required to file tax return for that year to file a tax return and pay tax on such income and
(3) resulting in tax liability for a segregated asset account of an insurance company to which excess inclusion income is allocated. In addition, if at any time during any taxable year a "disqualified organization" (including governmental units, certain tax-exempt entities, and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to the portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Portfolio does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.

   ORGANIZATION AND CAPITALIZATION OF THE TRUST

   The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Effective May 1, 2002, Met/AIM Mid Cap Equity Portfolio changed its name to Met/AIM Mid Cap Core Equity Portfolio. Effective January 1, 2003, State Street Research Concentrated International Portfolio changed its name to Harris Oakmark International Portfolio and MFS Mid-Cap Growth Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio. Effective May 1, 2003, J.P. Morgan Small Cap Growth Portfolio changed its name to Met/Putnam Capital Opportunities Portfolio. Effective May 1, 2004, PIMCO Innovation Portfolio changed its name to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, PIMCO PEA Innovation Portfolio changed its name to RCM Global Technology Portfolio. Effective December 19, 2005 Met/AIM Mid-Cap Core Equity Portfolio changed its name to Lazard Mid-Cap Portfolio. The Trust is also the successor of Managed Assets Trust, Capital Appreciation Fund and certain portfolios to The Travelers Series Trust. Such funds were converted to Portfolios of the Trust, effective May 1, 2006.

   The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated forty-seven, forty-three of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

   The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. Currently, Class C shares are not being offered. The Trust currently offers Class A and Class B shares on behalf of each Portfolio. Class E shares are currently offered on behalf of the Legg Mason Value Equity, Lord Abbett Bond Debenture, T. Rowe Price Mid-Cap Growth, MFS(R) Research International, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Lazard Mid-Cap, Met/AIM Small Cap Growth, Harris Oakmark International, Oppenheimer Capital Appreciation and Neuberger Berman Real Estate Portfolios. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

   The three classes of shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

   The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B and Class E shares currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies - Metropolitan Life Insurance Company, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Life and Annuity Company of Connecticut, Citicorp Life Insurance Company and First Citicorp Life Insurance Company (collectively, "MetLife"). As of December 31, 2005, MetLife owned substantially all of the Trust's outstanding Class A, Class B and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.

   As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of December 31, 2005, none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

   The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

   The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

   Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                             FINANCIAL STATEMENTS

   The financial statements of the Met/Putnam Capital Opportunities, Lord Abbett America's Value, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, Legg Mason Value Equity, Lazard Mid-Cap, Met/AIM Small-Cap Growth, Janus Aggressive Growth, T. Rowe Price Mid-Cap

Growth, MFS(R) Research International, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Harris Oakmark International, Goldman Sachs Mid-Cap Value, Neuberger Berman Real Estate, Third Avenue Small-Cap Value, Turner Mid-Cap Growth, Van Kampen Comstock, MetLife Defensive Strategy, MetLife Moderate Strategy, MetLife Balanced Strategy, MetLife Growth Strategy and MetLife Aggressive Strategy Portfolios for the year ended December 31, 2005, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Registered Public Accounting Firm, are included in the Annual Report of the Trust, which is incorporated by reference in this Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

   The financial statements of Disciplined Mid Cap Stock Portfolio (now known as Batterymarch Mid-Cap Stock), Federated High Yield Portfolio (now known as Federated High Yield Portfolio), Mercury Large-Cap Core Portfolio (now known as Mercury Large-Cap Core Portfolio), MFS(R) Value Portfolio (now known as MFS(R) Value Portfolio), Pioneer Fund Portfolio (now known as Pioneer Fund Portfolio), Pioneer Mid-Cap Value Portfolio (now known as Pioneer Mid Cap Value Portfolio) and Style Focus Series: Small Cap Value Portfolio (now known as Dreman Small-Cap Value Portfolio) for the year ended December 31, 2005, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are included in the Annual Report of The Travelers Series Trust, which is incorporated by reference in this Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

   The financial statements of Aim Capital Appreciation Fund (now known as Met/AIM Capital Appreciation Portfolio) and Pioneer Strategic Income Portfolio (now known as Pioneer Strategic Income Portfolio) for the fiscal year ended October 31, 2005, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are included in the Annual Report of The Travelers Series Trust, which is incorporated by reference in this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

   The financial statements of the Managed Assets Trust (now known as Legg Mason Partners Managed Assets Portfolio) for the fiscal year ended December 31, 2005, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are included in the Annual Report of the Managed Assets Trust, which is incorporated by reference in this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

   The financial statements of Capital Appreciation Portfolio (now known as Janus Capital Appreciation Portfolio) for the year ended October 31, 2005, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are included in the Annual Report of the Capital Appreciation Fund, which is incorporated by reference in this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

                                  APPENDIX A

                              SECURITIES RATINGS

Standard & Poor's Bond Ratings

   A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

   Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

   "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

   "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

   Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                         PROXY POLICIES AND PROCEDURES

                         AIM CAPITAL MANAGEMENT, INC.

                         PROXY POLICIES AND PROCEDURES

                         (As Amended October 1, 2005)

A. Proxy Policies

Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I. Boards Of Directors

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

There are some actions by directors that should result in votes being withheld. These instances include directors who:

..   Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

..   Attend less than 75 percent of the board and committee meetings without a valid excuse;

..   It is not clear that the director will be able to fulfill his function;

..   Implement or renew a dead-hand or modified dead-hand poison pill;

..   Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

..   Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

..   Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

..   Long-term financial performance of the target company relative to its industry; o Management's track record;

..   Portfolio manager's assessment;

..   Qualifications of director nominees (both slates);

..   Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

..   Background to the proxy contest.

II. Independent Registered Public Accounting Firm

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

..   It is not clear that the auditors will be able to fulfill their function;

..   There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

..   The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III. Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

..   We will generally vote against equity-based plans where the total dilution
    (including all equity-based plans) is excessive.

..   We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

..   We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

..   We will vote for proposals to reprice options if there is a value-for-value
    (rather than a share-for-share) exchange.

..   We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV. Corporate Matters

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

..   We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

..   We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

..   We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

..   We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V. SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

..   We will generally abstain from shareholder social and environmental proposals.

..   We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

..   We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

..   We will generally vote for proposals to lower barriers to shareholder action.

..   We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI. Other

..   We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

..   We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

..   We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B. Proxy Committee Procedures

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department. The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Trustees:

1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

2. AIM will not publicly announce its voting intentions and the reasons therefore.

3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C. Business/Disaster Recovery

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D. Restrictions Affecting Voting

If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E. Conflicts of Interest

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

If AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F. Fund of Funds

When an AIM Fund (an "Investing Fund") that invests in another AIM Fund(s) (an "Underlying Fund") has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

G. Conflict In These Policies

If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM's advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM's advisory clients and will inform the Funds' Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

                               [GRAPHIC OMITTED]

                    BATTERYMARCH FINANCIAL MANAGEMENT, INC.

                     PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Batterymarch's primary focus and responsibility is to preserve and enhance its clients' investment returns. An integral part of this responsibility is encouraging good corporate governance practices by the companies we invest in through conscientiously exercising shareholder rights. We believe this will result in increased value for shareholders.

Batterymarch has adopted and implemented the following policies and procedures, which we believe are reasonably designed to ensure that Batterymarch's votes are cast in a consistent manner that place our clients' interests first.

Batterymarch's Proxy Voting Philosophy and Guidelines are an integral part of this document.

VOTING AND MONITORING RESPONSIBILITY

Batterymarch's Compliance Department is responsible for managing and monitoring proxy voting operations. Batterymarch has retained Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, to provide day-to-day proxy voting services, including, but not limited to, obtaining information from clients' custodians, reconciling proxy ballots, providing vote recommendations, voting, recordkeeping and reporting. Batterymarch's compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch's fiduciary obligations are met.

VOTING AUTHORITY

Batterymarch assumes voting authority for all client accounts unless a client's Investment Management Agreement explicitly states otherwise.

HOW PROXIES ARE VOTED

Batterymarch's policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services ("PVS"), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.

Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines. In such cases, provided that Batterymarch's Compliance Department does not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS's proxy voting guidelines, Batterymarch will override the voting recommendation of ISS.

Batterymarch will generally cast votes for all shares for which it has voting authority, unless the cost of voting is presumed to outweigh the benefit. Batterymarch's policy regarding when it may not vote proxies is described below.

CONFLICTS OF INTEREST

Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch's employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch's clients. With the ability to influence the outcome of a corporation's shareholders meeting comes the responsibility to prevent potential conflicts of interest from affecting the way we cast our votes. Batterymarch attempts to minimize material conflicts of interest by using pre-determined voting guidelines and by obtaining vote recommendations from ISS.

If one or more members of Batterymarch's investment teams believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines, Batterymarch's Compliance Department will be responsible for identifying any proxy voting proposals that present a conflict of interest. If such a proposal is identified, Batterymarch's compliance personnel will decide whether it presents a material conflict of interest.

If a conflict of interest is identified, proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If Batterymarch's Compliance Department determines that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either
(a) the recommendations of ISS, (b) another authorized person of Batterymarch if the material conflict of interest does not relate to such other person or Batterymarch itself, or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proposal or proxy, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.

WHEN BATTERYMARCH MAY NOT VOTE

Batterymarch generally does not vote proxies when it determines that the cost of voting outweighs the benefit of doing so. For example, voting proxies for shares of foreign securities may involve significant costs, such as translation of proxy materials. In some foreign markets, there are laws that prevent Batterymarch from selling shares for a period of time before and/or after a shareholder meeting (also known as "share blocking"). Where share blocking occurs, shares must be "frozen" for trading purposes in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to several weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in share blocking markets, Batterymarch retains the right whether or not to vote, based on the determination of Batterymarch's investment personnel.

ISS sends a periodic report of securities with upcoming meetings in share blocking markets. This report details the type of meeting, the market and the blocking period. Batterymarch's Compliance Department monitors these upcoming meetings, consults with Batterymarch investment team members responsible for investing in each market and arrives at a decision on whether or not to vote.

RECORDKEEPING AND REPORTING

ISS maintains complete records of all votes cast on behalf of each of Batterymarch's client accounts, including the number of shares held, meeting date, type of meeting, management recommendation, and the rationale for each vote. ISS provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.

REQUESTS TO OBTAIN PROXY VOTING INFORMATION

Batterymarch provides proxy voting summary reports to clients for whom we exercise voting responsibility on an annual basis or more frequently, subject to such clients' reporting requirements. Batterymarch is able to provide such reporting either electronically or in hard copy format. Batterymarch also provides a copy of its proxy voting guidelines to clients upon request.

A log of client requests for proxy voting information and details on the fulfillment of those requests is maintained by Batterymarch's Compliance Department.

Client requests for obtaining information about Batterymarch's proxy voting guidelines or information about how Batterymarch voted client securities, if applicable, can be obtained by contacting Batterymarch:

   By mail

   Batterymarch Financial Management, Inc.
   Attention: Compliance Department
   200 Clarendon Street, 49th Floor
   Boston, Massachusetts 02116
   USA

   By telephone

   (617) 266-8300

                        DREMAN VALUE MANAGEMENT L.L.C.

                     PROXY VOTING POLICIES AND PROCEDURES

I. Policy

   Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Dreman Value Management LLC has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. Proxy Voting Procedures

    (a) All proxies received by Dreman Value Management LLC will be sent to the Compliance Officer. The Compliance Officer will:

         (1) Keep a record of each proxy received

         (2) Forward the proxy to both the portfolio manager and Dreman Value Management LLC Chief Investment Officer ("CIO")

         (3) Determine which accounts managed by Dreman Value Management LLC holds the security to which the proxy relates

         (4) Provide the portfolio manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Dreman Value Management LLC must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

         (5) Absent material conflicts (see Section IV), the portfolio manager and CIO will determine how Dreman Value Management LLC should vote the proxy. The portfolio manager and the CIO will send their decision on how Dreman Value Management LLC will vote the proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

         (6) Dreman Value Management LLC may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. Voting Guidelines

   In the absence of specific voting guidelines from a client, Dreman Value Management LLC will vote proxies in the best interest of each particular client, which may result in different voting results for proxies for the same issuer. Dreman Value Management LLC believes that voting proxies in accordance with the following guidelines is in the best interest of its client.

    (1) Generally, Dreman Value Management LLC will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

    (2) Generally, Dreman Value Management LLC will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

   For other proposals, Dreman Value Management LLC shall determine whether a proposal is in the best interest of its clients and may take into account the following factors, among others:

    (1) Whether the proposal was recommended by management and Dreman Value Management LLC opinion of management;

    (2)  Whether the proposal acts to entrench existing management; and

    (3) Whether the proposal fairly compensates management for past and future performance.

   Dreman Value Management LLC reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

IV. Conflicts of Interest

    (1) The Compliance Officer will identify any conflicts that exist between the interest of Dreman Value Management LLC and its clients. This examination will include a review of the relationship of Dreman Value Management LLC and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a client of Dreman Value Management LLC or an affiliate of Dreman Value Management LLC or has some other relationship with Dreman Value Management LLC or a client of Dreman Value Management LLC.

    (2) If a material conflict exist, Dreman Value Management LLC will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the client. Dreman Value Management LLC will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Dreman Value Management LLC determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Dreman Value Management LLC will give the ERISA client the opportunity to vote the proxies themselves

V. Disclosure

      (a) Dreman Value Management LLC will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone at Ljagai@Dreman.com or 201-793-2005 in order to obtain
                       _________________
          information on how Dreman Value Management LLC voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written responses to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Dreman Value Management LLC voted the client's proxy.

      (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Dreman Value Management LLC Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI. Recordkeeping

   The Compliance Officer will maintain files relating to Dreman Value Management LLC proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Dreman Value Management LLC. Records of the following will be included in the files:

    (1) Copies of these proxy voting policies and procedures and any amendments thereto.

    (2) A copy of each proxy statement that Dreman Value Management LLC receives provided however that Dreman Value Management LLC may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available. Dreman Value Management LLC may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

    (3) A record of each vote that Dreman Value Management LLC casts. Dreman Value Management LLC may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

    (4) A copy of any document Dreman Value Management LLC created that was material to making a decision how to vote proxies, or that memorializes that decision.

    (5) A copy of each written client request for information on how Dreman Value Management LLC voted such client's proxies, and a copy of any written response to any (written and oral) client request for information on how Dreman Value Management LLC voted its proxy.

FEDERATED INVESTORS

PROXY VOTING PROCEDURES

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling, Passport Research, Ltd., Passport Research II, Ltd. and Federated Advisory Services Company (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.

PROXY VOTING COMMITTEE

The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:

   President of the Advisers (Keith Schappert)

   Vice Chairman of the Advisers (J. Thomas Madden)

   Chief Investment Officer for Global Equity (Stephen Auth)

   Director of Global Equity Research of the Advisers (Uri D. Landesman)

   Associate Director of Research (Curtis R. Gross)

A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.

EMPLOYMENT OF PROXY VOTING SERVICES

The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies.

The Advisers and IRRC shall take the following steps to implement these procedures:

  . The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

  . The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.

  . IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.

  . If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

  . IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

CONFLICTS OF INTEREST

A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended, except that a company shall not be treated as an "affiliated person" based solely on ownership or control of outstanding voting securities unless a person owns or controls ten percent or more of the outstanding voting securities of such company.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

    1. Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

    2. Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

    3. If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

    4. If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

        . That the Advisers have a significant business relationship with the Interested Company;

        .   The proposals regarding which proxies were cast;

        . Any material communications between the Advisers and the Interested Company regarding the proposal; and

        . Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

    5. Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

RECORDKEEPING

The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the

Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

Federated Investors

Proxy Voting Policies and Practices

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling, Passport Research, Ltd., Passport Research II, Ltd. and Federated Advisory Services Company (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Policies shall also apply to any investment company registered under the Investment Company Act of 1940 (the "1940 Act") for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.

General Policy

Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.

Application to Specific Proposals

The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

Corporate Governance

Generally, the Advisers will vote proxies:

  . In favor of the full slate of directors nominated in an uncontested election;

  . In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;

  . In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

  . In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

  . In favor of a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

  . In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

Capital Structure

Generally, the Advisers will vote proxies:

  . Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

  . In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

  . In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

  .   In favor of a proposal authorizing a stock repurchase program.

Compensation and Stock Option Plans

Generally, the Advisers will vote proxies:

  . In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

  . Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

  . Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

Corporate Transactions and Contested Elections

The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

Shareholder Proposals

The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.

Cost/Benefit Analysis

Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

  . In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;

  . If the Advisers are directing votes for the same proxy on behalf of non-Index Funds, in the same manner as the non-Index Funds;

  . If neither of the first two conditions apply, as recommended by a subadviser to the Index Fund; and

  .   If none of the previous conditions apply, as recommended by the board;

in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

PROXY VOTING

The Goldman Sachs Group, Inc.

   The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Adviser's guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

   The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser's guiding principles.

   Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.

   ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment

Adviser's policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser's portfolio management teams ("Portfolio Management Teams") retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

   In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser's guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

   The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

   The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

   Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.

   Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds' website at http://www.gs.com/funds and on the SEC's website at http://www.sec.gov.

                                                                     APPENDIX B

                      ISS PROXY VOTING GUIDELINES SUMMARY

The following is a summary of certain of the ISS Proxy Voting Guidelines, which form the substantive basis of the Investment Adviser's Policy on Proxy Voting ("Policy") with respect to public equity investments. Unlike the abbreviated nature of this summary, the actual ISS Proxy Voting Guidelines address additional voting matters and provide more discussion regarding the factors that may determine ISS's position on a matter. The Investment Adviser may diverge from the ISS guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

..   An auditor has a financial interest in or association with the company, and is therefore not independent,

..   Fees for non-audit services are excessive, or

..   There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. Board of Directors

a. Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining, among other factors, the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, and whether the chairman is also serving as a CEO.

b. Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c. Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal.

d. Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

a. Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

b. Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c. Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

d. Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

e. Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

a. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include, among others, the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b. Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill to shareholder vote or redeem it.

6. Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions based on such features, among others, as the fairness opinion, pricing, prospects of the combined company, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

a. Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

b. Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

..   It is intended for financing purposes with minimal or no dilution to current shareholders

..   It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to equity based compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing of underwater stock options without shareholder approval.

a. Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

..   Historic trading patterns

..   Rationale for the repricing

..   Value-for-value exchange

..   Option vesting

..   Term of the option

..   Exercise price

..   Participation

b. Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

..   Purchase price is at least 85 percent of fair market value;

..   Offering period is 27 months or less; and

..   Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

c. Shareholder Proposals on Compensation

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information and shareholder proposals to put option repricings to a shareholder vote. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

Generally, ISS votes CASE-BY-CASE on such proposals. However, there are certain specific topics where ISS generally votes FOR the proposal (e.g., proposals seeking a report on a company's animal welfare standards) or AGAINST the proposal (e.g., reports on foreign military sales or offsets).

                             HARRIS ASSOCIATES L.P.

                             PROXY VOTING POLICIES

Harris Associates L.P. ("Harris") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

VOTING GUIDELINES
_________________

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

BOARD OF DIRECTORS ISSUES

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

    1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

    2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

    3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

    4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

    5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

    6. Harris will normally vote in favor of cumulative voting for directors.

AUDITORS

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

    1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

    2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.
                            ___

    3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

EQUITY BASED COMPENSATION PLANS

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

    1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

    2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

    3. Harris will normally vote in favor of proposals to require expensing of options.

    4. Harris will normally vote against proposals to permit repricing of underwater options.

    5. Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

    6. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

    7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

   CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

   Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

    1. Harris will normally vote in favor of proposals to increase authorized shares.

    2. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

    3. Harris will normally vote against proposals creating or expanding supermajority voting rights.

    4. Harris will normally vote against the issuance of poison pill preferred shares.

    5. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

    6. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

   ROUTINE CORPORATE MATTERS

   Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

   SOCIAL RESPONSIBILITY ISSUES

   Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

VOTING SHARES OF FOREIGN ISSUERS
________________________________

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

CONFLICTS OF INTEREST
_____________________

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES
_________________

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

PROXY VOTING COMMITTEE. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

PROXY ADMINISTRATOR. The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

PROXY VOTING SERVICES. Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

VOTING DECISIONS. As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm's research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm's Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm's guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services' guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

VOTING BALLOTS. For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds' custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds' custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm's own records in order to ensure that all shares entitled to vote will be voted.

The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

RECORDKEEPING AND REPORTING. Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th.

                         JANUS CAPITAL MANAGEMENT LLC

                            Proxy Voting Guidelines
                              As of December 2004

The Janus Proxy Voting Guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services ("ISS"); or 3) the recommendations of ISS under their Proxy Voter Services program.

Janus has retained the services of ISS (the "Proxy Voting Service"), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will attempt to call back the loan and vote the proxy if time permits.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

     1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.

     2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

         . attend less than 75% of the board and committee meetings without a valid excuse;

         . ignore shareholder proposals that are approved by a majority of the shares outstanding;

         . are non-independent directors and sit on the audit, compensation or nominating committees;

         . are non-independent directors and the board does not have an audit, compensation, or nominating committees; or

         . are audit committee members and the non-audit fees paid to the auditor are 'excessive' (as determined by the Proxy Voting Service).

     3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

     5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

     6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

     7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

     8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

     9. Janus will generally vote with management regarding proposals to declassify a board.

     10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

     11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

     12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

     13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. Janus will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will vote against the plan. For foreign issuers, Janus will oppose plans where dilution: i) is in excess of 5 percent for mature companies; and ii) in excess of 10% for growth companies (as determined by research received from the Proxy Voting Service).

In addition, Janus will generally oppose plans that:

..   provide for repricing of underwater options;

..   provide for automatic replenishment ("evergreen") or reload options; and/or

..   create an inconsistent relationship between long term share performance and compensation increases.

OTHER COMPENSATION RELATED PROPOSALS

     14. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans are priced no less than 15% below market value.

     15. Janus will generally vote in favor of proposals requiring the expensing of options.

     16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

     17. Janus will generally oppose proposals regarding the repricing of underwater options.

     18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

     19. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

     20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

     21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

     22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

         . The parachute should be less attractive than an ongoing employment opportunity with the firm;

         . The triggering mechanism should be beyond the control of management; and

         . The amount should not exceed three times base salary plus guaranteed benefits.

     23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

         . requiring executive officers and directors to hold a minimum amount of stock in the company;

         . requiring stock acquired through exercised options to be held for a certain period of time; and

         .   using restricted stock grants instead of options.

Other Corporate Matters

     24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

     25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

     26. Janus will generally oppose proposals for different classes of stock with different voting rights.

     27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

     28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

     29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting

         Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

     30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

     31. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

     32. Janus will evaluate plans of reorganization on a case-by-case basis.*

     33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

     34. Janus will generally vote in favor of proposals regarding changes in company name.

     35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

     36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

     37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

     38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

     39. Janus will generally vote in favor of proposals to adopt cumulative voting.

     40. Janus will generally vote in favor of proposals to require that voting be confidential.

     41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

     42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

     43. Janus will vote against proposals to approve "other business" when it appears as voting item.

Shareholder Proposals

Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

     44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

     45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

--------
* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

                         JANUS CAPITAL MANAGEMENT LLC

                            Proxy Voting Procedures
                                 December 2004

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting and the Chief Compliance Officer. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers/1/ for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio

--------
/1/  All references to portfolio managers include assistant portfolio managers.

managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

                         Janus Capital Management LLC

                                 Proxy Voting
                                 December 2004

Janus seeks to vote proxies in the best interests of if its clients. For any mutual fund advised or subadvised by Janus and for which Janus has proxy voting authority, Janus will vote all proxies pursuant to the Janus Proxy Voting Guidelines (the "Janus Guidelines"). With respect to Janus' non-mutual fund clients, Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from its non-mutual fund clients to vote proxies for a client's account pursuant to 1) Janus' Proxy Voting Guidelines (the "Janus Guidelines") 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

Proxy Voting Procedures

Janus developed the Janus Guidelines to influence how Janus portfolio managers vote proxies on securities held by the portfolios Janus manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus portfolio managers and Janus Capital's Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus' portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines.

The role of the Proxy Voting Committee is to work with Janus portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable and no material conflicts exist. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues. Currently, the Proxy Voting Service is Institutional Shareholder Services (ISS), an industry expert in proxy voting issues and corporate governance matters. While Janus attempts to apply the Janus Guidelines to proxy proposals, Janus reserves the right to use ISS' in-depth analysis on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. ISS is instructed to vote all proxies relating to portfolio securities in accordance with the Janus Guidelines, except as otherwise instructed by Janus.

Each Janus fund's proxy voting record for the one-year period ending each June 30th is provided through Janus Capital's website. The proxy voting record for any mutual funds which are subadvised by Janus may be obtained from that fund's adviser. The proxy voting record for non-mutual fund clients is available on an annual basis and only upon request from a client's account representative. Copies of the complete Janus Guidelines and Procedures are also available upon request from a client's account representative and as otherwise displayed on Janus Capital's website (Janus.com).

Proxy Voting Policy Summary

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

Board of Directors Issues

Janus will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus will generally vote in favor of proposals to increase the minimum number of independent directors. Janus will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

Auditor Issues

Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

Executive Compensation Issues

Janus reviews executive compensation plans on a case by case basis using research provided by the Proxy Voting Service Provider. Janus will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus will also generally oppose proposals regarding the repricing of underwater options.

General Corporate Issues

Janus will generally oppose proposals regarding supermajority voting rights. Janus will generally oppose proposals for different classes of stock with different voting rights. Janus will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

Shareholder Proposals

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus will generally vote pursuant to that Janus Guideline. Janus will generally abstain from voting on shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus will solicit additional research from its proxy voting service provider for proposals outside the scope of the Janus Guidelines.

(Revised December 2004)

--------
1  All references to portfolio managers include assistant portfolio managers.

                            PROXY VOTING POLICY OF
                            ______________________
                          LAZARD ASSET MANAGEMENT LLC
                          ___________________________

A. INTRODUCTION
   ____________

   As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

   Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

   This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B. RESPONSIBILITY TO VOTE PROXIES
   ______________________________

   Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

C. GENERAL ADMINISTRATION
   ______________________

   1. OVERVIEW
   ________

   Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal and Compliance Department and by a Proxy Committee currently consisting of Michael Powers, Managing Director and a Portfolio Manager for Lazard's international equity products, Richard Tutino, Managing Director and a Portfolio Manager for

Lazard's U.S. equity products, Mark Little, Director and European Portfolio Manager, and Melissa Cook, Managing Director and Lazard's Global Head of Research. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal and Compliance Department must be present at all Proxy Committee meetings.

   2. ROLE OF THIRD PARTIES
   _____________________

   To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

   ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS's analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

   3. VOTING PROCESS
   ______________

   Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

   Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals.

   In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS's recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

   ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D. SPECIFIC PROXY ITEMS
   ____________________

   Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

   1. ROUTINE ITEMS
   _____________

   Lazard generally votes routine items as recommended by the issuer's management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

     .   routine election or re-election of Directors;

     . appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

     .   issues relating to the timing or conduct of annual meetings; and

     .   name changes.

   2. CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS MATTERS
   ___________________________________________________

   Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

       A. BOARD OF DIRECTOR AND ITS COMMITTEES
          ____________________________________

   Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

     . FOR the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

     . FOR a requirement that a substantial majority (e.g. 2/3) of a US or UK company's Directors be independent;

     . ON A CASE-BY-CASE BASIS regarding the election of Directors where the Board does not have independent "key committees" or sufficient independence;

     . FOR proposals that the Board's committees be comprised solely of independent Directors or consist of a majority of independent directors;

     . FOR proposals to limit Directors' liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, UNLESS doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is ON A CASE-BY-CASE BASIS;

     . FOR proposals seeking to de-classify a Board and AGAINST proposals seeking to classify a Board;

     .   ON A CASE-BY-CASE BASIS on all proposals relating to cumulative voting;

     . AGAINST shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and ON A CASE-BY-CASE BASIS regarding the establishment of shareholder advisory committees.

     . AGAINST shareholder proposals seeking union or special-interest representation on the Board;

     . AGAINST shareholder proposals seeking to establish term limits or age limits for Directors;

     . ON A CASE-BY-CASE BASIS on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;

     . AGAINST shareholder proposals seeking to establish Director stock-ownership requirements; and

     . AGAINST shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

       B. ANTI-TAKEOVER MEASURES
          ______________________

   Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:

     . AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

     . ON A CASE-BY-CASE BASIS regarding shareholder rights plans (also known as "poison pill plans") and FOR proposals seeking to require all poison pill plans be submitted to shareholder vote;

     . AGAINST proposals seeking to adopt fair price provisions and FOR proposals seeking to rescind them;

     .   AGAINST "blank check" preferred stock; and

     . ON A CASE-BY-CASE BASIS regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.

       C. CONDUCT OF SHAREHOLDER MEETINGS
          _______________________________

   Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

     .   AGAINST proposals to adjourn meetings;

     . AGAINST proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

     .   FOR proposals providing for confidential voting;

     . AGAINST efforts to eliminate or restrict right of shareholders to act by written consent;

     . AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, and

     .   ON A CASE-BY-CASE BASIS on changes to quorum requirements.

   3. CHANGES TO CAPITAL STRUCTURE
      ____________________________

   Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

        . FOR management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

        .   FOR stock splits and reverse stock splits;

        . ON A CASE-BY-CASE BASIS on matters affecting shareholder rights, such as amending votes-per-share;

        . ON A CASE-BY-CASE BASIS on management proposals to issue a new class of common or preferred shares;

        . FOR management proposals to adopt or amend dividend reinvestment plans;

        . AGAINST changes in capital structure designed to be used in poison pill plans; and

        . ON A CASE-BY-CASE BASIS on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

   4. STOCK OPTION PLANS AND OTHER EXECUTIVE COMPENSATION ISSUES
      __________________________________________________________

   Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

        .   ON A CASE-BY-CASE BASIS regarding all stock option plans;

        . AGAINST restricted stock plans that do not involve any performance criteria;

        .   FOR employee stock purchase plans;

        .   ON A CASE-BY-CASE BASIS for stock appreciation rights plans;

        .   FOR deferred compensation plans;

        .   AGAINST proposals to approve executive loans to exercise options;

        .   AGAINST proposals to re-price underwater options;

        . ON A CASE-BY-CASE BASIS regarding shareholder proposals to eliminate or restrict severance agreements, and FOR proposals to submit severance agreements to shareholders for approval; and

        . AGAINST proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

   5. MERGERS AND OTHER SIGNIFICANT TRANSACTIONS
      __________________________________________

   Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions ON A CASE-BY-CASE BASIS.

   6. SOCIAL AND POLITICAL ISSUES
      ___________________________

   Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.

   Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote ON A CASE-BY-CASE BASIS for most social and political issue proposals. Lazard will generally vote FOR the approval of anti-discrimination policies.

   E. VOTING NON-U.S. SECURITIES
      _________________________

   Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F. CONFLICTS OF INTEREST
   _____________________

   1. OVERVIEW
      ________

   Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

   Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

  . Lazard Freres & Co. LLC ("LFNY"), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has an investment banking or capital markets relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

  . Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

  . Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

  . A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

   2. GENERAL POLICY AND CONSEQUENCES OF VIOLATIONS
      _____________________________________________

   All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LFNY or any of their Managing Directors, officers, employees or affiliates.

   ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other Managing Directors, officers or employees of Lazard, LFNY or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between a Managing Director, officer or employee of LFNY and a Managing Director, officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard's client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business.

   Every Managing Director, officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if a Managing Director, officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If a Managing Director, officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

   3. MONITORING FOR CONFLICTS AND VOTING WHEN A MATERIAL CONFLICT EXISTS
      ___________________________________________________________________

   Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

       A. WHERE APPROVED GUIDELINE IS FOR OR AGAINST
          __________________________________________

   Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

   If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

   If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

       B. WHERE APPROVED GUIDELINE IS CASE-BY-CASE
          ________________________________________

   In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a

Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

   If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LFNY having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS's Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

       G. REVIEW OF POLICY
          ________________

   The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.

REVISED AS OF MAY 1,2005

                      LEGG MASON CAPITAL MANAGEMENT, INC.
                  LEGG MASON FUNDS MANAGEMENT, INC. & LMM LLC
                        PROXY PRINCIPLES AND PROCEDURES

OVERVIEW
________

Legg Mason Capital Management, Inc., Legg Mason Funds Management, Inc. and LMM, LLC (LMCM) have implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

PRINCIPLES
__________

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE
- Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS - LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management's ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM's proxy voting guidelines, which are attached as Schedule A, for more details.

PROCEDURES
__________

OVERSIGHT

LMCM's Chief Investment Officer (CIO) has full authority to determine LMCM's proxy voting principles and vote proxies on behalf of LMCM's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM's duties as well as applicable laws and regulations to determine if any changes are necessary.

LIMITATIONS

LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company's shares are no longer held by LMCM's clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

PROXY ADMINISTRATION

LMCM instructs each client custodian to forward proxy materials to LMCM's Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

   Compliance Review
   _________________

   A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM's clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

   1. IDENTIFYING POTENTIAL CONFLICTS. In identifying potential conflicts of interest the Compliance Officer will review the following issues:

       (a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

       (b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

       (c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

   2. ASSESSING MATERIALITY. A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.

   If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

   If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

       (a) The Compliance Officer will consult with representatives of LMCM's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

       (b) After the determination is made, the following procedures will apply:

             (i) If the final determination is that the potential conflict IS NOT MATERIAL, the proxy issue will be forwarded to the Proxy Officer for voting.

             (ii) If the final determination is that the potential conflict IS MATERIAL, LMCM will adhere to the following procedures:

              A. If LMCM's Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

              B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

   Proxy Officer Duties
   ____________________

   The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM's investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM's Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

   Proxy Administrator Duties
   __________________________

   The Proxy Administrator:

   1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

   2. Reconciles the number of shares indicated on the proxy ballot with LMCM's internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

   3. Will use best efforts to obtain missing proxies from custodians;

   4. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by Firm clients as of the meeting date;

   5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

   6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

   7. Obtains evidence of receipt and maintains records of all proxies voted.

RECORD KEEPING

The following documents are maintained onsite for two years and in an easily accessible place for another three years:

   1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

   2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission's EDGAR database);

   3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

   4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

   5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

                                  SCHEDULE A
                            PROXY VOTING GUIDELINES

LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

1)  Obligations of the Board of Directors

2)  Compensation of management and the Board of Directors

3)  Take-over protections

4)  Shareholders' rights

PROXY ISSUE                                                     LMCM GUIDELINE
-----------                                                     --------------
BOARD OF DIRECTORS

INDEPENDENCE OF BOARDS OF DIRECTORS: majority of unrelated       For
directors, independent of management

NOMINATING PROCESS: independent nominating committee             For
seeking qualified candidates, continually assessing directors and proposing new nominees

SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards must       For
be no larger than 15 members

CUMULATIVE VOTING FOR DIRECTORS                                  For

STAGGERED BOARDS                                                 Against

SEPARATION OF BOARD AND MANAGEMENT ROLES (CEO/                   Case-by-Case
CHAIRMAN)

COMPENSATION REVIEW PROCESS: compensation committee              For
comprised of outside, unrelated directors to ensure shareholder value while rewarding good performance

DIRECTOR LIABILITY & INDEMNIFICATION: support limitation of      For
liability and provide indemnification

AUDIT PROCESS                                                    For

BOARD COMMITTEE STRUCTURE: audit, compensation, and              For
nominating and/or governance committee consisting entirely
of independent directors

MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal           For
board activities amts should be approved by a board of
independent directors and reported in proxy

FIXED RETIREMENT POLICY FOR DIRECTORS                            Case-by-Case

OWNERSHIP REQUIREMENT: all Directors have direct and             For
material cash investment in common shares of Company

PROPOSALS ON BOARD STRUCTURE: (lead director, shareholder        For
advisory committees, requirement that candidates be
nominated by shareholders, attendance at meetings)

ANNUAL REVIEW OF BOARD/CEO BY BOARD                              For

PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING              For
CEO)

VOTES FOR SPECIFIC DIRECTORS                                     Case-by-Case

- CONTINUED -

PROXY ISSUE                                             LMCM GUIDELINE
-----------                                             ----------------------------------------
MANAGEMENT AND DIRECTOR
  COMPENSATION

STOCK OPTION AND INCENTIVE COMPENSATION PLANS:          Case-by-Case

FORM OF VEHICLE: grants of stock options, stock         Case-by-Case
appreciation rights, phantom shares and restricted
stock

PRICE                                                   Against plans whose underlying
                                                        securities are to be issued at less than
                                                        100% of the current market value

RE-PRICING: plans that allow the Board of Directors to Against lower the exercise price of options already granted if the stock price falls or under-performs the market

EXPIRY: plan whose options have a life of more than     Case-by-Case
ten years

EXPIRY: "evergreen" stock option plans                  Against

DILUTION:                                               Case-by-Case - taking into account
                                                        value creation, commitment to
                                                        shareholder-friendly policies, etc.

VESTING: stock option plans that are 100% vested        Against
when granted

PERFORMANCE VESTING: link granting of options, or       For
vesting of options previously granted, to specific
performance targets

CONCENTRATION: authorization to allocate 20% or more    Against
of the available options to any one individual in any
one year

DIRECTOR ELIGIBILITY: stock option plans for directors Case-by-Case if terms and conditions are clearly defined and reasonable

CHANGE IN CONTROL: stock option plans with change in    Against
control provisions that allow option holders to receive
more for their options than shareholders would receive
for their shares

CHANGE IN CONTROL: change in control arrangements       Against
developed during a take-over fight specifically to
entrench or benefit management

CHANGE IN CONTROL: granting options or bonuses to       Against
outside directors in event of a change in control

BOARD DISCRETION: plans to give Board broad             Against
discretion in setting terms and conditions of programs

EMPLOYEE LOANS: Proposals authorizing loans to          Against
employees to pay for stock or options

DIRECTOR COMPENSATION: % of directors'                  For
compensation in form of common shares

GOLDEN PARACHUTES                                       Case-by-Case

EXPENSE STOCK OPTIONS                                   For

SEVERANCE PACKAGES: must receive shareholder            For
approval

LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED      Against
PLANS

RELOAD OPTIONS                                          Against

PLAN LIMITED TO A SMALL NUMBER OF SENIOR                Against
EMPLOYEES

EMPLOYEE STOCK PURCHASE PLANS                           Case-by-Case

- CONTINUED -

 PROXY ISSUE                                          LMCM GUIDELINE
 -----------                                          -------------------------
 TAKEOVER PROTECTIONS

 SHAREHOLDER RIGHTS PLANS: plans that go beyond       Against
 ensuring the equal treatment of shareholders in the event of a bid and allowing the corp. enough time to consider alternatives to a bid

 GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS         Case-by-Case
 AND OTHER PURCHASE TRANSACTIONS

 LOCK-UP ARRANGEMENTS: "hard" lock-up                 Against
 arrangements that serve to prevent competing bids in a takeover situation

 CROWN JEWEL DEFENSES                                 Against

 PAYMENT OF GREENMAIL                                 Against

 "CONTINUING DIRECTOR" OR "DEFERRED                   Against
 REDEMPTION" PROVISIONS: provisions that seek to limit the discretion of a future board to redeem the plan

 CHANGE CORPORATION'S DOMICILE: if reason for         Against
 re-incorporation is to take advantage of protective statutes (anti-takeover)

 POISON PILLS: receive shareholder ratification       For

 REDEMPTION/RATIFICATION OF POISON PILL               For

 SHAREHOLDERS' RIGHTS

 CONFIDENTIAL VOTING BY SHAREHOLDERS                  For

 DUAL-CLASS SHARE STRUCTURES                          Against

 LINKED PROPOSALS: with the objective of making       Against
 one element of a proposal more acceptable

 BLANK CHECK PREFERRED SHARES: authorization of,      Against
 or an increase in, blank check preferred shares

 SUPERMAJORITY APPROVAL OF BUSINESS                   Against
 TRANSACTIONS: management seeks to increase the number of votes required on an issue above two-thirds of the outstanding shares

 INCREASE IN AUTHORIZED SHARES: provided the          For
 amount requested is necessary for sound business reasons

 SHAREHOLDER PROPOSALS                                Case-by-Case

 STAKEHOLDER PROPOSALS                                Case-by-Case

 ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH        Against
 VOTING RIGHTS TO BE DETERMINED BY THE BOARD
 WITHOUT PRIOR SPECIFIC SHAREHOLDER APPROVAL

 "FAIR PRICE" PROVISIONS: Measures to limit ability   For
 to buy back shares from particular shareholder at higher-than-market prices

 PREEMPTIVE RIGHTS                                    For

 ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP      For
 REQUIRE PRIOR SHAREHOLDER APPROVAL (including
 "anti-takeover" measures)

 ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT          For

 ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS          For

 SOCIAL AND ENVIRONMENTAL ISSUES                      As recommended by Company
                                                      Management

 REIMBURSING PROXY SOLICITATION EXPENSES              Case-by-Case

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                         LOOMIS SAYLES & COMPANY, L.P.

                              Proxy Voting Policy

                             and Procedure Manual

                                 JUNE 30, 2004

                       AMENDED MARCH 31 AND MAY 16, 2005



CONTENTS

1   GENERAL                                                                B-77

    Introduction                                                           B-77
    General Guidelines                                                     B-78
    Proxy Committee                                                        B-80
    Conflicts of Interest                                                  B-82
    Recordkeeping and Disclosure                                           B-82

2   PROPOSALS USUALLY VOTED FOR                                            B-83

    Director Nominees in Uncontested Elections                             B-83
    Chairman and CEO are the Same Person                                   B-83
    Shareholder Ability to Remove Directors                                B-83
    Annual Election of Directors                                           B-83
    Shareholder Ability to Alter the Size of the Board                     B-84
    Independent Audit, Compensation and Nominating Committees              B-84
    Ratifying Auditors                                                     B-84
    Cumulative Voting                                                      B-84
    Majority Voting                                                        B-84
    Fair Price Provisions                                                  B-84
    White Squire Placements                                                B-84
    Equal Access                                                           B-84
    Stock Distributions: Splits and Dividends                              B-85
    Blank Check Preferred Authorization                                    B-85
    Adjustments to Par Value of Common Stock                               B-85
    Share Repurchase Programs                                              B-85
    OBRA-Related Compensation Proposals                                    B-85
    Appraisal Rights                                                       B-86
    Changing Corporate Name                                                B-86
    Confidential Voting                                                    B-86
    Golden and Tin Parachutes                                              B-86

3   PROPOSALS USUALLY VOTED AGAINST                                        B-86

    Shareholder Ability to Remove Directors                                B-87
    Staggered Director Elections                                           B-87
    Stock Ownership Requirements                                           B-87
    Term of Office                                                         B-87
    Director and Officer Indemnification and Liability Protection          B-87
    Shareholder Ability to Call Special Meetings                           B-87
    Shareholder Ability to Act by Written Consent                          B-87
    Unequal Voting Rights                                                  B-88
    Supermajority Shareholder Vote Requirements                            B-88
    Charitable and Political Contributions                                 B-88
    Common Stock Authorization                                             B-88


4   PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE     B-88

    Compensation Plans                                                     B-88
    Stock Option Plans                                                     B-88
    Employee Stock Ownership Plans                                         B-89
    401(k) Employee Benefit Plans                                          B-89

5   PROPOSALS REQUIRING SPECIAL CONSIDERATION                              B-89

    Director Nominees in Contested Elections                               B-89
    Proxy Contest Defenses                                                 B-89
    Reimburse Proxy Solicitation Expenses                                  B-89
    Tender Offer Defenses                                                  B-89
    Poison Pills                                                           B-90
    Greenmail                                                              B-90
    Bundled Proposals                                                      B-90
    Shareholder Advisory Committees                                        B-90
    Preemptive Rights                                                      B-90
    Debt Restructurings                                                    B-90
    Shareholder Proposals to Limit Executive and Director Pay              B-91
    State Takeover Statutes                                                B-91
    Reincorporation Proposals                                              B-91
    Mergers and Acquisitions                                               B-91
    Corporate Restructuring                                                B-91
    Spin-offs                                                              B-91
    Asset Sales                                                            B-91
    Liquidations                                                           B-92
    Environment and Social issues                                          B-92
       Energy and Environment                                              B-92
       Northern Ireland                                                    B-92
       Military Business                                                   B-92
       Maquiladora Standards and International Operations Policies         B-92
       Third World Debt Crisis                                             B-92
       Equal Employment Opportunity and Discrimination                     B-92
       Animal Rights                                                       B-92
       Product Integrity and Marketing                                     B-92
       Human Resource Issues                                               B-92
    Election of Mutual Fund Trustees                                       B-93
    Mutual Fund Investment Advisory Agreement                              B-93
    Mutual Fund Fundamental Investment Restrictions                        B-93
    Mutual Fund Distribution Agreements                                    B-93

1. GENERAL

A.  Introduction.

    Loomis, Sayles & Company, L.P. ("Loomis Sayles") will vote proxies on behalf of a client if, in its investment management agreement ("IMA") with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf or where an IMA (under which Loomis Sayles has discretionary investment authority) is silent on which party has proxy-voting authority. Loomis Sayles has adopted and implemented these policies and procedures ("Proxy Voting Procedures") to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles' fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29,
    1994).

    Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research.

    Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

B.  General Guidelines.

    The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

     1. Client's Best Interest. Loomis Sayles' Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients' interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer's securities during the expected holding period.

     2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

     3. Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

     4. Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client's best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

     5. Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the client's best interests.

     6. Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

     7. Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles's representatives.

     8. Disclosure to Third Parties. Loomis Sayles' general policy is not to disclose to third parties how it (or its voting delegate) voted a client's proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C.  Proxy Committee.

     1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member's successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

     2.  Duties. The specific responsibilities of the Proxy Committee, include,

         a. to develop, authorize, implement and update these Proxy Voting Procedures, including

             (i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

             (ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

             (iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

         b.  to oversee the proxy voting process, including;

             (i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

             (ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

             (iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

         c. to engage and oversee third-party vendors, including Proxy Voting Services; and

         d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

     3.  Standards.

         a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client's best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

         b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

     4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee's purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D.  Conflicts of Interest.

    Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps:
    (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E.  Recordkeeping and Disclosure.

    Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include:
    (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles' written response to any (written or oral) client request for such records.

   Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

   Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

   2. PROPOSALS USUALLY VOTED FOR

   Proxies involving the issues set forth below generally will be voted FOR.

   Director Nominees in Uncontested Elections: A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee. B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no lead or presiding director or if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed.

   Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

   Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

   Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

    Shareholder Ability to Alter the Size of the Board:

    A. Vote for proposals that seek to fix the size of the board.

    B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

    Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

    Ratifying Auditors:

    A. Generally vote for proposals to ratify auditors.

    B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general if the ratio of non-audit fees to audit fees is less than 1:1or if non-audit fees are less than $500,000 we will generally vote for ratification. A recommendation of the Proxy Voting Service will generally be followed.

    Cumulative Voting: Vote for proposals to permit cumulative voting.

    Majority Voting: Vote for proposals to permit majority rather than plurality voting for the election of Directors/Trustees.

    Fair Price Provisions:

    A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

    B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

    White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

    Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

    Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

    Blank Check Preferred Authorization:

    A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

    B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

    C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

    Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

    Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

    OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

    A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

    B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

    C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

    D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
    Section 162(m) should be evaluated on a case-by-case basis.

    Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

    Changing Corporate Name: Vote for changing the corporate name.

    Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

    Golden and Tin Parachutes:

    A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

    B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

    3. PROPOSALS USUALLY VOTED AGAINST

    Proxies involving the issues set forth below generally will be voted
    AGAINST.

    Shareholder Ability to Remove Directors:

    A. Vote against proposals that provide that directors may be removed only for cause.

    B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

    Staggered Director Elections: Vote against proposals to classify or stagger the board.

    Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

    Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

    Director and Officer Indemnification and Liability Protection:

    A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

    B. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if
    (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
    (ii) only if the director's legal expenses would be covered.

    Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

    Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

    Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

    Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

    Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

    Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

    4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

    Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

    Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

    Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

    A. Vote against plans which expressly permit repricing of underwater options.

    B. Vote against proposals to make all stock options performance based.

    C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

    D. Vote for proposals that request expensing of stock options.

    Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

    401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

    5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

    The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

    Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

    Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

    Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

    Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

    Poison Pills:

    A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

    B. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

    C. Review on a case-by-case basis management proposals to ratify a poison pill.

    Greenmail:

    A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

    B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

    Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

    Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

    Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

    Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy - Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

    Shareholder Proposals to Limit Executive and Director Pay:

    A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

    B. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. Vote against proposals to link all executive or director variable compensation to performance goals.

    State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

    Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

    Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

    Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

    Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

    Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

    Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

    Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or
    (iv) is otherwise appropriate for the issuer.

         Energy and Environment: Proposals that request companies to file the CERES Principles.

         Northern Ireland: Proposals pertaining to the MacBride Principles.

         Military Business: Proposals on defense issues.

         Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

         Third World Debt Crisis: Proposals dealing with third world debt.

         Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

         Animal Rights: Proposals that deal with animal rights.

         Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

         Human Resources Issues: Proposals regarding human resources issues.

    Election of Mutual Fund Trustees: Votes on mutual fund trustee nominees should be evaluated on a case-by-case basis using the director nominee discussion above as a guide. However, the number of funds for which a nominee will serve as a director may be considered.

    Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

    Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

    Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

                             LORD, ABBETT & CO LLC
                      SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of a potential conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if such a potential conflict of interest were to arise with any institutional client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases), and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS
_____________________

Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by-case basis.

Lord Abbett will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis.

INCENTIVE COMPENSATION PLANS
____________________________

Lord Abbett usually votes with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis.

Lord Abbett uses ISS for guidance on appropriate compensation ranges for various industries and company sizes. In large-cap companies, Lord Abbett would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Lord Abbett generally opposes cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

SHAREHOLDER RIGHTS
__________________

Cumulative Voting
___________________

We generally oppose cumulative voting proposals on the basis that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting
___________________

On balance, Lord Abbett believes shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting
____________________

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions.

TAKEOVER ISSUES
_______________

Votes on mergers and acquisitions must be considered on a case-by-case basis. It is Lord Abbett's policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

Among the more important issues that Lord Abbett supports, as long as they are not tied in with other measures that clearly entrench management, are:
Anti-greenmail provisions, Fair Price Amendments, Shareholder Rights Plans and "Chewable Pill" provisions.

SOCIAL ISSUES
_____________

It is Lord Abbett's general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings.

CLIENT VOTING INSTRUCTIONS
__________________________

A client may instruct Lord Abbett how to vote a particular proxy or how to vote all proxies for securities held in its Lord Abbett account. Lord Abbett will accept such voting instructions from a client.

OBTAINING FURTHER INFORMATION
_____________________________

If a Lord Abbett institutional client would like a copy of Lord Abbett's complete proxy voting policies and procedures or information as to how Lord Abbett voted the securities in the client's account, the client should call
(201) 395-2467 and request such policies and procedures and/or such proxy voting information.

If a client of Lord Abbett's Separately Managed Accounts would like the complete policies and procedures or voting information, that client should contact their Program Sponsor and request their Program Sponsor to call Lord Abbett's Portfolio Specialist Group at (866) 772-3375 and request that information.

                                 Merrill Lynch
                      Summary of Proxy Voting Procedures


PROXY VOTING POLICIES AND PROCEDURES

   The Fund's Board of Directors has delegated to the Investment Adviser authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Fund and its stockholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Fund, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

   In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Proxy Committee"). The Proxy Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Proxy Committee will also include two non-voting representatives from the Investment Adviser's legal department appointed by the Investment Adviser's General Counsel. The Proxy Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Proxy Committee or participate in its decision making (except to the extent such person is asked by the Proxy Committee to present information to the Proxy Committee, on the same basis as other interested, knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Proxy Committee determines how to vote the proxies of all clients, including the Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Proxy Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Proxy Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Proxy Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

   The Proxy Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Proxy Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis -- such as approval of mergers and other significant corporate transactions -- akin to investment decisions, and are, therefore, not suitable for general guidelines. The Proxy Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Fund (similar to normal buy/sell investment decisions made by such portfolio manager). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Proxy Committee, in conjunction with the Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

   To assist the Investment Adviser in voting proxies, the Proxy Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the 1940 Act.

   The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Proxy Committee determines that the costs associated with voting generally outweigh the benefits. The Proxy Committee may at any time override these general policies if it determines that such action is in the best interests of the Fund.

   From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser, including investment companies for which the Investment Adviser provides investment advisory, administrative and/or other services (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Proxy Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Proxy Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Proxy Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Proxy Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

   In the event that the Proxy Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Proxy Committee may pass the voting power to a subcommittee appointed by the CIO (with advice from the Secretary of the Proxy Committee), consisting solely of Proxy Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio manager, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Proxy Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

   In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Proxy Committee determines that it is in the Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Proxy Committee member and may be amended or deleted upon the vote of a majority of Proxy Committee members present at a Proxy Committee meeting at which there is a quorum.

   The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

   . Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Proxy Committee believes that a company's Board of Directors (rather than stockholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Proxy Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of stockholders and oversee management of the corporation in a manner that will seek to maximize stockholder value over time. In individual cases, the Proxy Committee may look at a nominee's number of other directorships, history of representing stockholder interests as a director of other companies or other factors, to the extent the Proxy Committee deems relevant.

   . Proposals related to the selection of an issuer's independent auditors. As a general matter, the Proxy Committee believes that corporate auditors have a responsibility to represent the interests of stockholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Proxy Committee will generally defer to a corporation's choice of auditor, in individual cases, the Proxy Committee may look at an auditor's history of representing stockholder interests as auditor of other companies, to the extent the Proxy Committee deems relevant.

  . Proposals related to management compensation and employee benefits. As a general matter, the Proxy Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than stockholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

  . Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Proxy Committee will support requests that enhance the rights of common stockholders and oppose requests that appear to be unreasonably dilutive.

  . Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Proxy Committee opposes poison pill provisions.

  . Routine proposals related to requests regarding the formalities of corporate meetings.

  . Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Proxy Committee believes that a fund's Board of Directors (rather than its stockholders) is best-positioned to set fund policy and oversee management. However, the Proxy Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the 1940 Act envisions will be approved directly by stockholders.

  . Proposals related to limiting corporate conduct in some manner that relates to the stockholder's environmental or social concerns. The Proxy Committee generally believes that annual stockholder meetings are inappropriate forums for discussion of larger social issues, and opposes stockholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a stockholder evaluate an investment in the corporation as an economic matter. While the Proxy Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of stockholders, the Proxy Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

                   MFS PROXY VOTING POLICIES AND PROCEDURES

SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004 AND MARCH 15, 2005

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

These policies and procedures include:

A. Voting Guidelines

B. Administrative Procedures

C. Monitoring System

D. Records Retention

E. Reports

A. VOTING GUIDELINES

1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

2. MFS' POLICY ON SPECIFIC ISSUES

ELECTION OF DIRECTORS

MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill" (without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

CLASSIFIED BOARDS

MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

NON-SALARY COMPENSATION PROGRAMS

Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

EXPENSING OF STOCK OPTIONS

While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

EXECUTIVE COMPENSATION

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

EMPLOYEE STOCK PURCHASE PLANS

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

"GOLDEN PARACHUTES"

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

ANTI-TAKEOVER MEASURES

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

REINCORPORATION AND REORGANIZATION PROPOSALS

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

ISSUANCE OF STOCK

There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

REPURCHASE PROGRAMS

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

CONFIDENTIAL VOTING

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

CUMULATIVE VOTING

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

WRITTEN CONSENT AND SPECIAL MEETINGS

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

INDEPENDENT AUDITORS

MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

BEST PRACTICES STANDARDS

Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

FOREIGN ISSUERS - SHARE BLOCKING

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

SOCIAL ISSUES

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B. ADMINISTRATIVE PROCEDURES

1. MFS PROXY REVIEW GROUP

The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

    a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

    b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and
       (ii) votes not clearly governed by these guidelines; and

    c. Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2. POTENTIAL CONFLICTS OF INTEREST

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
(i) MFS is considering overriding these policies and guidelines, or
(ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

    a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares,
       (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

    b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

    c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

    d. For all potential material conflicts of interest identified under clause
       (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

3. GATHERING PROXIES

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings data feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

4. ANALYZING PROXIES

After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)/1/ are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group./2/

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. VOTING PROXIES

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

E. REPORTS

MFS FUNDS

Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

ALL MFS ADVISORY CLIENTS

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

/1/ Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following:
     (i) receiving financial statements or other reports from the board;
     (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs;
     (vi) election of directors in uncontested elections and (vii) appointment of auditors.

/2/ From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

                                                         [GRAPHIC APPEARS HERE]

                                                             COMPLIANCE PROGRAM

                          MET INVESTORS SERIES TRUST

                     PROXY VOTING POLICIES AND PROCEDURES
                     ____________________________________

I. TRUST'S POLICY STATEMENT

   Met Investors Series Trust (the "Trust") is firmly committed to ensuring that proxies relating to the Trust's portfolio securities are voted in the best interests of the Trust's shareholders. The following procedures have been established to implement the Trust's proxy voting program.

II. TRUST'S PROXY VOTING PROGRAM

   Met Investors Advisory LLC (the "Manager") serves as the investment manager of the Trust's portfolios. The Manager is responsible for the selection and ongoing monitoring of investment sub-advisers (the "Advisers") who provide the day-to-day portfolio management for each portfolio. The Trust has delegated proxy voting responsibility to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Adviser. The primary focus of the Trust's proxy voting program, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser's proxy voting. These policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

III. MANAGER'S DUE DILIGENCE AND COMPLIANCE PROGRAM

   As part of its ongoing due diligence and compliance responsibilities, the Manager will seek to ensure that each Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. The Manager will review each Adviser's proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Adviser to manage a portfolio and on at least an annual basis thereafter.

   Met Investors Advisory, LLC ("MIA") serves as the sole investment adviser to the Asset Allocation Portfolios (each, a "Fund of Funds"), each of which invests in other portfolios of the Trust and/or portfolios of the Metropolitan Series Fund, Inc. (the "Underlying Portfolios"). MIA will vote proxies relating to share of an Underlying Portfolio held by a Fund of Funds in the same proportion as the vote of the other contract owners of the Underlying Portfolio with respect to a particular proposal.

IV. ADVISERS' PROXY VOTING POLICIES AND PROCEDURES

   Each Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

   A. Written Policies and Procedures: The Adviser must maintain written proxy
      _______________________________
   voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trust and the Manager upon request, copies of such policies and procedures.

   B. Fiduciary Duty: The Adviser's policies and procedures must be reasonably
      ______________
   designed to ensure that the Adviser votes client securities in the best interest of its clients.

   C. Conflicts of Interest: The Adviser's policies and procedures must include
      _____________________
   appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Adviser (including its affiliates) and its clients before voting client proxies.

   D. Voting Guidelines: The Adviser's policies and procedures must address
      _________________
   with reasonable specificity how the Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

   E. Monitoring Proxy Voting: The Adviser must have an established system
      _______________________
   and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

   F. Record Retention and Inspection: The Adviser must have an established
      _______________________________
   system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Adviser must provide to the Trust and the Manager such information and records with respect to proxies relating to the Trust's portfolio securities as required by law and as the Trust or the Manager may reasonably request.

V. DISCLOSURE OF TRUST'S PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORD

   The Manager on behalf of the Trust will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust's proxy voting policies and procedures and its proxy voting record. The Manager (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Advisers with respect to the Trust's portfolio securities are collected, processed and filed with the Securities and Exchange Commission and delivered to the Trust's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI. REPORTS TO TRUST'S BOARD OF TRUSTEES.

   The Manager will periodically (but not less frequently than annually) report to the Board of Trustees with respect to the Trust's implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Advisers with respect to the Trust's portfolio securities and any other information requested by the Board of Trustees.

Adopted: November 19, 2003
Revised: December 31, 2005

                                                                     APPENDIX A

                     MORGAN STANLEY INVESTMENT MANAGEMENT
                      PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT
   ________________

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and
____________
procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds) (collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in
_______________________
their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see
Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for Certain Non-US Companies - While the proxy voting process is
___________________________________________
well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES
    ___________________________________

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III. GUIDELINES
     __________

A. MANAGEMENT PROPOSALS

    1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

       .  Selection or ratification of auditors.

       .  Approval of financial statements, director and auditor reports.

       .  General updating/corrective amendments to the charter.

       . Proposals to limit Directors' liability and/or broaden indemnification of Directors.

       . Proposals requiring that a certain percentage (up to 66 2/3%) of the company's Board members be independent Directors.

       . Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       . Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

       .  Proposals to eliminate cumulative voting.

       .  Proposals to eliminate preemptive rights.

       . Proposals for confidential voting and independent tabulation of voting results.

       . Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

    2. Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

             Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

         (i) A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

         (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

         (iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

    3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

       Capitalization changes
       ______________________

       . Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

       . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

       . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

       .  Proposals for share repurchase plans.

       . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       .  Proposals to effect stock splits.

       . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

       Compensation
       ____________

        . Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

        . Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

        . Proposals for the establishment of employee stock option Plans and other employee ownership plans.

        . Proposals for the establishment of employee retirement and severance plans

       Anti-Takeover Matters
       _____________________

        . Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

        . Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

    4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).
       _______

        . Proposals to establish cumulative voting rights in the election of directors.

        . Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

        . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

        .   Proposals to create "blank check" preferred stock.

        .   Proposals relating to changes in capitalization by 100% or more.

        . Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

        . Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

        .   Proposals to indemnify auditors.

    5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

       Corporate Transactions
       ______________________

        . Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.

        . Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

        . Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

        . Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

            (i)   The stock option plan should be incentive based;

            (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

            (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

       Anti-Takeover Provisions
       ________________________

        .   Proposals requiring shareholder ratification of poison pills.

        . Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

    1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

       . Proposals requiring auditors to attend the annual meeting of shareholders.

        . Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

        . Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

        . Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

        .   Proposals requiring confidential voting.

        .   Proposals to reduce or eliminate supermajority voting requirements.

        . Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

        .   Proposals to require the company to expense stock options.

    2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

        .   Proposals that limit tenure of directors.

        .   Proposals to limit golden parachutes.

        . Proposals requiring directors to own large amounts of stock to be eligible for election.

        . Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

        .   Proposals that limit retirement benefits or executive compensation.

        . Proposals requiring shareholder approval for bylaw or charter amendments.

        .   Proposals requiring shareholder approval of executive compensation.

        .   Proposals requiring shareholder approval of golden parachutes.

        .   Proposals to eliminate certain anti-takeover related provisions.

        .   Proposals to prohibit payment of greenmail.

    3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

        . Proposals to declassify the Board of Directors (if management supports a classified board).

        . Proposals requiring a U.S. company to have a separate Chairman and CEO.

        . Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

        . Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

        Proposals that require inappropriate endorsements or corporate actions.

        . Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV. ADMINISTRATION OF PROXY POLICY AND PROCEDURES

A. PROXY REVIEW COMMITTEE

    1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

       (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

       (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

       (c)   The Committee will meet at least monthly to (among other matters):
             (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

       (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and
             (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

       (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chariman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

       (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

       (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

       1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

       2. A material conflict of interest could exist in the following situations, among others:

       (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

       (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

       (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C. PROXY VOTING REPORTS

       (a) MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

       (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

1

NEUBERGER BERMAN, LLC
NEUBERGER BERMAN MANAGEMENT INC.
PROXY VOTING POLICIES AND PROCEDURES
Non-Socially Responsive Clients

I. Introduction and General Principles

A. Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

B. NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C. NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

D. In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E. In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

F. There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (E.G., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II. Responsibility and Oversight

A. NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

(1) developing, authorizing, implementing and updating NB's policies and procedures;
(2) overseeing the proxy voting process; and
(3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

B. Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III. Proxy Voting Guidelines

A. NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

B. Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

C. There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

IV. Proxy Voting Procedures

A. NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B. At the recommendation of the Proxy Committee, NB has engaged ISS as its voting

3

delegate to:

(1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;
(2) vote and submit proxies in a timely manner;
(3) handle other administrative functions of proxy voting;
(4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;
(5) maintain records of votes cast; and
(6) provide recommendations with respect to proxy voting matters in general.

C. Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

D. Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V. Conflicts of Interest

A. NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.

B. ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

C. In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment

Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner.

The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other

4

matters in a form adopted by the Proxy Committee from time to time. In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

D. In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time. In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

E. Material conflicts cannot be resolved by simply abstaining from voting.

VI. Recordkeeping

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1) a copy of these policies and procedures, which shall be made available to clients upon request;

5

(2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);
(3) a record of each vote cast (which ISS maintains on NB's behalf);
(4) a copy of each questionnaire completed by any NB Investment Professional under Section V above;
(5) any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
(6) each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records. Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII. Disclosure

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy. Effective June 2003

EXHIBIT A

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

..   An auditor has a financial interest in or association with the company, and is therefore not independent

..   Fees for non-audit services are excessive, or

..   There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

2

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

3

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASEBY- CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

..   It is intended for financing purposes with minimal or no dilution to current shareholders 4

..   It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

..   Historic trading patterns

..   Rationale for the repricing

..   Value-for-value exchange

..   Option vesting

..   Term of the option

..   Exercise price

..   Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

..   Purchase price is at least 85 percent of fair market value

..   Offering period is 27 months or less, and

..   Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

5

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

CONCISE GLOBAL PROXY VOTING GUIDELINES

FOLLOWING IS A CONCISE SUMMARY OF GENERAL POLICIES FOR VOTING GLOBAL PROXIES. IN ADDITION, ISS HAS COUNTRY- AND MARKET-SPECIFIC POLICIES, WHICH ARE NOT CAPTURED BELOW.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

..   there are concerns about the accounts presented or audit procedures used; or

..   the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

..   there are serious concerns about the accounts presented or the audit procedures used;

..   the auditors are being changed without explanation; or

..   nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

..   there are serious concerns about the statutory reports presented or the audit procedures used;

..   questions exist concerning any of the statutory auditors being appointed; or

..   the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

..   the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

..   the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

2

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

..   there are clear concerns about the past performance of the company or the board; or

..   the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

..   there are serious questions about actions of the board or management for the year in question; or

..   legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

3

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

..   the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

..   the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

4

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

..   clear evidence of past abuse of the authority is available; or

..   the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

..   the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

5

..   the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

EXHIBIT B

POLICIES, PROCEDURES AND PRACTICES REGARDING

POTENTIAL CONFLICTS OF INTEREST

Although ISS's proxy research covers more than 22,000 companies across 80 markets worldwide, it is rare that we encounter potential conflicts of interest that would preclude us from making a vote recommendation. By applying our voting policies consistently across proxy proposals and by issuing vote recommendations strictly according to policy, potential conflicts of interests are minimized.

Additionally, we believe that shareholders benefit when issuers use ISS products and services to craft proposals that are consistent with ISS's policies, but we are also aware of the potential conflicts of interest that exist between ISS's proxy advisory service, which provides proxy analyses and vote recommendations to institutional investors, and ISS's corporate services, which provides issuers with information on ISS voting policies.

To neutralize potential conflicts, ISS has adopted a number of policies and practices to guard against any possible conflicts of interest that could arise:

REGULATORY OVERSIGHT--ISS is a Registered Investment Advisor and is subject to the regulatory oversight of the Securities and Exchange Commission under the Investment Advisers Act of 1940.

Commission staff has performed audits of ISS, including ISS's policies and procedures with respect to potential conflicts.

BOARD POLICY--The ISS Board of Directors resolved that the development and application of ISS's proxy voting policies, including without limitation the establishment of voting standards and policies and the making of vote recommendations, is and shall remain solely the responsibility of ISS's management and employees who shall at all times act in accordance with the standards set forth in ISS's Code of Conduct.

OWNERSHIP--ISS will recuse itself from making a vote recommendation in rare cases when an ISS ownership party is the sponsor of a shareholder proposal. When possible, ISS will attempt to engage a qualified third party to perform the proxy analysis and issue an independent recommendation to ISS clients.

TRANSPARENCY OF VOTING POLICIES--ISS makes its proxy voting policies readily available to issuers and investors. The ISS PROXY VOTING MANUAL, which describes all of ISS's policies and the analytical framework for making vote decisions on every major issue, is available to subscribing institutions and corporations.

Page Two

Policies, Procedures and Practices Regarding

Potential Conflicts of Interest

FULL DISCLOSURE--Sunlight is the best disinfectant. Therefore, each ISS corporate advisory relationship with an issuer is disclosed to all ISS institutional subscribers who receive a relevant proxy analysis. ISS policy requires every ISS proxy analysis to carry a disclosure statement if any goods or services were sold to the issuer (or were purchased on its behalf by any of the company's agents) within the past 12 months. This legend is added to the research document via a software program just prior to the delivery of the document. As such, the existence of the advisory arrangements is not revealed to the research analysts as they prepare vote recommendations for the meeting. This process insures that the analyst's objectivity won't be compromised. Upon request of a client, ISS will provide all of the details concerning the specific goods and services sold to the issuer, including the price.

SEPARATE STAFFS/PHYSICAL SEPARATION--ISS maintains separate staffs for its corporate advisory and proxy analysis operations. The Domestic Research department prepares proxy analyses and vote recommendations. The Corporate Programs department analyzes draft proxies and provides issuers with insights regarding how investors may react to the proposal. These two departments are staffed and managed by different groups of individuals. To avoid accidental discovery of a corporate client, Corporate Programs uses segregated office equipment and information databases.

NO GUARANTEES--Issuers purchasing corporate advisory services or access to a web-based product sign an agreement that acknowledges that utilization of such services in no way guarantees a positive vote recommendation from ISS's Proxy Advisory Service. (In fact, approximately 25 percent of all issuers who use ISS's services subsequently submit proposals that receive a negative recommendation from ISS's Proxy Advisory Service, a sure indicator that there is no quid pro quo.)

BLACKOUT PERIOD--Corporate Programs staff will only work with issuers or their representatives when no "live" voting issue is pending. Inquiries from issuers or their advisers that are received while ISS is actively preparing a proxy analysis are routed to the Domestic Research department. This "blackout period" runs from immediately after definitive proxy materials are filed with the SEC through the date of the shareholders' meeting.

NO BACKROOM DEALS--ISS requires issuers to provide written documentation--signed by an executive level manager--before it will incorporate any previously undisclosed information or data into a proxy analysis. These executed documents are referenced or reproduced in the proxy analysis and are available to clients upon request. We manage all aspects of our business with the highest level of integrity and take extraordinary care to ensure that complete objectivity is maintained within our research and advisory operations.

Updated: April 2003

OppenheimerFunds, Inc.
498 Seventh Avenue
New York, New York 10018

       Oppenheimer Funds Portfolio Proxy Voting Policies and Procedures

                                August 1, 2003

   These Portfolio Proxy Voting Policies and Procedures set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OppenheimerFunds, Inc. ("OFI") is the sub-advisor unless OFI has been directed to the contrary in writing by the fund's adviser.

A. Accounts for which OFI has Proxy Voting Responsibility

   Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund ("portfolio proxies") is within OFI's responsibility to supervise the fund's investment program.

   In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B. Objective

  . OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the funds.

   When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues.

   In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

C. Proxy Voting Agent

   OFI has retained Institutional Shareholder Services ("ISS") of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

   ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund's portfolio proxies per the Oppenheimer Funds Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company's recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI's portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

   ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI's Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

  .   The name of the issuer of the portfolio security;

  .   The exchange ticker symbol of the portfolio security;

  .   The CUSIP number for the portfolio security;

  .   The shareholder meeting date;

  .   A brief identification of the matter voted on;

  .   Whether the matter was proposed by the issuer or by a security holder;

  .   Whether the fund cast its vote on the matter;

  . How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

  .   Whether the fund cast its vote for or against management.

   The ISS reports also include the ISS recommended vote on each proposal.

D. Proxy Voting Coordinator

   The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

E. Conflicts of Interest

   OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

F. Proxy Voting Guidelines

The Portfolio Proxy Voting Guidelines adopted by the boards of the Oppenheimer funds are attached. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio Proxy Voting Guidelines address the issues OFI has most frequently encountered in the past several years.

              Oppenheimer Funds Portfolio Proxy Voting Guidelines

                                August 1, 2003

Summary

With reference to the Proxy Voting Guidelines set forth below, highlights of the Oppenheimer funds' current policies on routine and non-routine proxy proposals may be summarized as follows:

..   We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

..   In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.

..   We support shareholder proposals to reduce a super-majority vote requirement.

..   We oppose management proposals to add a super-majority vote requirement.

..   We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class

..   We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

  .   We oppose re-pricing of stock options.

  . In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

                               Oppenheimer Funds

                            Proxy Voting Guidelines

1.0  The Board of Directors

1.01 Voting on Director Nominees

Vote FOR each Director Nominee, except:

Vote against individual Director if he/she attended less than 75% of Board meetings; vote against employee-director who sits on audit, compensation or nominating committee; vote against entire board if company lacks either an audit, compensation or nominating committee; vote against entire Board if company has poor long-term performance (to be reviewed case-by-case).

Examples of poor long-term performance include: negative 5-year annualized shareholder return, or under-performance against the company's peer group and/or index for 5 consecutive years.

1.02 Elect Compensation Committee or Audit Committee

OPPOSE if Committee is not fully composed of Independent Directors.

An Independent Director is defined as a director that:

..   Has not been employed by the company or any affiliate in an executive capacity within the last five years.

..   Is not a member of a firm that is one of this company's paid advisors or consultants.

..   Is not employed by a significant customer or supplier of the company.

..   Does not have a personal services contract with the company.

..   Is not employed by a tax-exempt organization that receives significant contributions from the company.

..   Is not a relative of the management of the company ("relative" defined as a parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships.

..   Has not had any business relationship that would be required to be disclosed under Regulation S-K.

..   a director's fees must be the sole compensation an audit committee member receives from the company.1

1.03 Establish a Nominating Committee

Oppose if less than all Directors on the Nominating Committee are Independent Directors.

1.04 Limit Composition of Committee(s) to Independent Directors

Review on a case-by-case basis. Audit, Compensation and Nominating/Corporate Governance Committees shall be fully composed of Independent Directors; a majority of all other Committees shall be composed of Independent Directors.

1.05 Require that Directors' Fees be Paid in Stock

Vote WITH MANAGEMENT.

1.06 Approve Increase in Board Size

Consider on a CASE-BY-CASE basis, with consideration given to maintaining or improving ratio of Independent/Non-Independent Directors.

1.07 Approve Decrease in Board Size

SUPPORT if maintaining or improving ratio of Independent/Non-Independent Directors.

1.08 Classify Board of Directors

Vote AGAINST proposal to classify the board of directors.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

In addition, if more than 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

Discussion. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

1.09 Officers/Directors Liability and Indemnification

SUPPORT proposal if it conforms to state law.

1.10 Director Age Restrictions

OPPOSE proposal to impose or lower director age restrictions. We believe management is in the best position to assess whether if a Director is functioning effectively.

1.11 Establish Term Limits for Directors

Vote WITH MANAGEMENT.

1.12 Mandatory Retirement Age for Directors

OPPOSE provided there are term limits for Directors.

1.13 Separate CEO & Chairman Positions

Vote WITH MANAGEMENT. We believe the working relationship between a company and its board is an ordinary business matter to be determined by management in recommending whether to separate the CEO and Chairman positions.

1.14 Require Annual Election of Directors

Vote FOR. Also support a shareholder proposal that the Independent Directors meet regularly without management.

1.15 Require that a Majority of Directors be Independent

Vote FOR proposal that a majority of Directors be Independent.

Consider proposals that more than a majority of Directors be Independent on a CASE-BY-CASE basis.

1.16 Establish Director Stock Ownership Requirements

Vote WITH MANAGEMENT

2.0  Auditors

2.01 Ratify Selection of Auditors

Vote FOR proposal to ratify selection of auditors, unless the auditor has failed to qualify as independent under the Sarbanes-Oxley Act of 2002. For example, in an effort to reduce conflicts of interest in services performed by audit firms, the Sarbanes-Oxley Act of 2002 prohibits auditors from engaging in nine categories of non-audit services.

2.02 Approve Discharge of Auditors

Examine on a CASE-BY-CASE basis.

2.03 Audit Firm Rotation

Vote AGAINST shareholder proposal asking for audit firm rotation.

Section 203 of the Sarbanes-Oxley Act adequately addresses rotation, in the context of partner rotation. Section 203 specifies that the lead and concurring partner must be subject to rotation requirements after five years. The rules specify that the lead and concurring partner must rotate after five years and be subject to a five-year "time out" period after rotation. Additionally, certain other significant audit partners are subject to a seven-year rotation requirement with a two-year time out period.

OFI believes that requiring audit firm rotation, given the few choices remaining among top tier accounting firms, is unduly burdensome.

3.0  Proxy Contest Defenses

3.01 Eliminate Cumulative Voting

Vote FOR proposal to eliminate cumulative voting.

Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

3.02 Provide for Confidential Voting

OPPOSE.

If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0  Tender Offer Defenses

4.01 Management Proposal to adopt shareholders rights plan ("poison pill")

These plans are generally adopted to discourage "hostile" advances on a company. In one common type of plan, shareholders are issued rights to purchase shares at a bargain price if a raider acquires a certain percentage of the company's outstanding shares.

OFI will generally Oppose adopting "poison pill" plans unless the following factors are present: (1) sunset provision of three years; qualifying clause that permits shareholders to redeem the pill in the face of a bona fide tender offer; and record of giving shareholders an opportunity to consider prior tender offers; and (2) absence of other takeover defenses or provisions for independent director review of poison pill, with option to renew poison pill.

4.02 Submit Poison Pill to Shareholder Vote

Vote FOR.

4.03 Allow Board to use all outstanding capital authorizations in the event of public tender or share exchange offer

OPPOSE.

4.04 Super-Majority Vote Requirements

Vote FOR shareholder proposal to reduce super-majority vote requirement.

Vote AGAINST management proposal to require supermajority vote.

4.05 Anti-Greenmail Amendments

Greenmail proposals, submitted by both management and shareholders, are aimed at preventing a company from buying a large block of its own stock at an above-market price in order to prevent a takeover or proxy fight. OFI believes greenmail provides no economic benefit to anyone but the greenmailer.

Vote FOR proposals to adopt anti-greenmail amendments of the company's bylaws or articles of incorporation or that otherwise restrict a company's ability to make greenmail payments.

5.0  Corporate Governance

5.01 Establish Shareholder Advisory Committee

Vote WITH MANAGEMENT

5.02 Shareholders' Right to Call a Special Meeting

Vote FOR shareholder proposal to enable shareholders to call special meeting consistent with state statutes.

6.0  Capital Structure

6.01 Increase Authorized Common Stock

SUPPORT up to 100% of current authorization, in absence of specific need for additional authorization.

6.02 Issue Tracking Stock

In these situations, a company creates a new class of stock that is tied to a specific segment of the company. The general assumption is that the company as a whole is undervalued. The rationale for the tracking stock is that it enables investors to more effectively analyze the designated segment of the company, leading to a higher overall value for the company.

OPPOSE if creation of tracking stock is bundled with adverse corporate governance changes.

6.03 Submit Preferred Stock Issuance to Vote

SUPPORT shareholder proposal to submit preferred stock issuance to shareholder vote.

6.04 Issue "Blank Check" Preferred Stock

OPPOSE issuance of "blank check" preferred stock, which could be used for the "poison pill" defense.

6.05 Increase Authorization of "Blank Check" Preferred Stock

OPPOSE unless: (i) class of stock has already been approved by shareholders and
(ii) the company has a record of issuing preferred stock for legitimate financing purposes.

6.06 Pledge of Assets for Debt (Generally, Foreign Issuers)

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300 percent.

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100 percent. Any increase beyond 100 percent will require further assessment, with a comparison of the company to its industry peers or country of origin.

7.0  Compensation

We review compensation proposals on a CASE-BY-CASE basis.

In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect (see section 7.04, below). While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

7.01 Employee Stock Purchase Plan

Vote FOR unless the offering period exceeds 12 months.

7.02 Cash Bonus Plan

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

7.03 Non-Employee Director Stock Plans

Vote in favor if the number of shares reserved is less than 3% of outstanding shares, and the exercise price is 100% of fair market value.

7.04 Executive Stock Based Plans

OFI generally votes FOR management proposals, unless we believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.2

7.05 Bonus for Retiring Director

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

7.06 Proposal to Re-price Stock Options

OPPOSE.

7.07 Submit Severance Agreement to Shareholder Vote

Vote AGAINST shareholder proposal to submit severance agreements to shareholder vote.

7.08 Shareholder Proposal to Limit Executive Compensation

Vote WITH MANAGEMENT

7.09 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

Vote WITH MANAGEMENT

7.10 Treatment of Stock Option Awards: Require Expensing of Stock Options Awards

Until there is certainty on the required accounting treatment for expensing of stock options, consider shareholder proposals requiring that stock options be expensed on a CASE-BY-CASE basis. Factors we consider typically include the time period over which the options were granted, the methodology for valuing the options, and the impact on the company's balance sheet.

8.0  State of Incorporation

8.01 Proposal to Change the Company's State of Incorporation

Examine on a CASE-BY-CASE basis taking into account impact of state takeover statutes.

9.0  Mergers and Restructuring

9.01 Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis. Factors considered typically include: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

9.02 Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

9.03 Spin-offs

Votes on spin-offs should be considered on a case-by-case basis. Factors considered typically include: tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

9.04 Asset Sales

Votes on asset sales should be made on a case-by-case basis. Factors considered typically include: the impact on the balance sheet/working capital, value received for the asset, and potential elimination of non-economies of scale.

9.05 Liquidations

Votes on liquidations should be made on a case-by-case basis. Factors considered typically include: management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

9.06 Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

9.07 Changing Corporate Name

Vote WITH MANAGEMENT. We believe this to be an ordinary business matter to be determined by management.

9.08 Severance Agreements that are Operative in Event of Change of Control

Review case-by-case, with consideration given to ISS "transfer-of-wealth" analysis (see footnote to section 7.04, above).

--------
1   Per the proposed NYSE corporate governance standards for listed companies.

2 As part of its binomial formula, ISS considers long-term corporate performance (both absolute and relative to the industry), cash compensation, categorization of the company as emerging, growth or mature, and administrative features (such as whether the administering committee is permitted to re-price out-of-money options without shareholder approval). If ISS determines that the "transfer of shareholder wealth" (the dollar cost to shareholders of the executive compensation plan) would be excessive under its model, ISS will recommend a vote against the executive stock-based compensation plan.

                   PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                     PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act")./1/ PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients./2/ These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations./3/

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures./4/

--------
/1/ These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. SEE PROXY VOTING BY INVESTMENT ADVISERS, IA Release No. 2106 (January 31, 2003).

/2/ These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

/3/ Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

/4/ For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances:
(1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

CONFLICTS OF INTEREST

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

    1. convening an ad-hoc committee to assess and resolve the conflict;/5/

    2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

    3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

    4. suggesting that the client engage another party to determine how the proxies should be voted;

    5. delegating the vote to an independent third-party service provider; or

    6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

--------
/5/ Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (E.G., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT

PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

   1. TRANSMIT PROXY TO PIMCO. IMS West will forward to PIMCO's Middle Office Group each proxy received from registered owners of record (E.G., custodian bank or other third party service providers).

   2. CONFLICTS OF INTEREST. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

   3. VOTE. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

   4. REVIEW. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

   5. TRANSMITTAL TO THIRD PARTIES. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

   6. INFORMATION BARRIERS. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

   BOARD OF DIRECTORS

   1. INDEPENDENCE. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

   2. DIRECTOR TENURE AND RETIREMENT. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

   3. NOMINATIONS IN ELECTIONS. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

   4. SEPARATION OF CHAIRMAN AND CEO POSITIONS. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

   5. D&O INDEMNIFICATION AND LIABILITY PROTECTION. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

   6. STOCK OWNERSHIP. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

   PROXY CONTESTS AND PROXY CONTEST DEFENSES

   1. CONTESTED DIRECTOR NOMINATIONS. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election:
(i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

   2. REIMBURSEMENT FOR PROXY SOLICITATION EXPENSES. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses:
(i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

   3. ABILITY TO ALTER THE SIZE OF THE BOARD BY SHAREHOLDERS. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

   4. ABILITY TO REMOVE DIRECTORS BY SHAREHOLDERS. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

   5. CUMULATIVE VOTING. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and
(iii) any potential limitation placed on the director's ability to work for all shareholders.

   6. SUPERMAJORITY SHAREHOLDER REQUIREMENTS. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

   TENDER OFFER DEFENSES

   1. CLASSIFIED BOARDS. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

   2. POISON PILLS. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

   3. FAIR PRICE PROVISIONS. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and
(iv) whether these provisions are bundled with other anti-takeover measures (E.G., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

   CAPITAL STRUCTURE

   1. STOCK AUTHORIZATIONS. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

   2. ISSUANCE OF PREFERRED STOCK. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

   3. STOCK SPLITS. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

   4. REVERSED STOCK SPLITS. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

   EXECUTIVE AND DIRECTOR COMPENSATION

   1. STOCK OPTION PLANS. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

   2. DIRECTOR COMPENSATION. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

   3. GOLDEN AND TIN PARACHUTES. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

   STATE OF INCORPORATION

   STATE TAKEOVER STATUTES. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

   MERGERS AND RESTRUCTURINGS

   1. MERGERS AND ACQUISITIONS. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price;
(iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

   2. CORPORATE RESTRUCTURINGS. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

   INVESTMENT COMPANY PROXIES

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (E.G., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

   1. ELECTION OF DIRECTORS OR TRUSTEES. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund:
(i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

   2. CONVERTING CLOSED-END FUND TO OPEN-END FUND. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and
(vi) votes on related proposals.

   3. PROXY CONTESTS. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

   4. INVESTMENT ADVISORY AGREEMENTS. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

   5. POLICIES ESTABLISHED IN ACCORDANCE WITH THE 1940 ACT. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

   6. CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

   7. DISTRIBUTION AGREEMENTS. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

   8. NAMES RULE PROPOSALS. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

   9. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

   10. CHANGES TO CHARTER DOCUMENTS. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

   11. CHANGING THE DOMICILE OF A FUND. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

   12. CHANGE IN FUND'S SUBCLASSIFICATION. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

   DISTRESSED AND DEFAULTED SECURITIES

   1. WAIVERS AND CONSENTS. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

   2. VOTING ON CHAPTER 11 PLANS OF LIQUIDATION OR REORGANIZATION. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

   MISCELLANEOUS PROVISIONS

   1. SUCH OTHER BUSINESS. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting":
(i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

   2. EQUAL ACCESS. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

   3. CHARITABLE CONTRIBUTIONS. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

   4. SPECIAL INTEREST ISSUES. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues;
(ii) management's responsibility with respect to special interest issues;
(iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                 *  *  *  *  *

                    PROXY VOTING POLICIES AND PROCEDURES OF
                      PIONEER INVESTMENT MANAGEMENT, INC.

OVERVIEW
________

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                            PROXY VOTING PROCEDURES

PROXY VOTING SERVICE
____________________

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR
_________________

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS
______________

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST
_____________________

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

  . An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

  . An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

  . An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

  . A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

SECURITIES LENDING
__________________

In conjunction with industry standards Proxies are not available to be voted
                                                   ___
when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING
______________

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING
______________

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

  . Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

  .   Retains a record of the vote cast;

  . Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

  . Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

  .   A record memorializing the basis for each referral vote cast;

  . A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

  . A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

DISCLOSURE
__________

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP
____________________________

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS
__________

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

PROXY VOTING POLICIES
_____________________

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE
______________

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

  .   Corporate name change.

  .   A change of corporate headquarters.

  .   Stock exchange listing.

  .   Establishment of time and place of annual meeting.

  .   Adjournment or postponement of annual meeting.

  .   Acceptance/approval of financial statements.

  . Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

  .   Approval of minutes and other formalities.

  .   Authorization of the transferring of reserves and allocation of income.

  .   Amendments to authorized signatories.

  .   Approval of accounting method changes or change in fiscal year-end.

  .   Acceptance of labor agreements.

  .   Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS
________

We normally vote for proposals to:

  . Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

  .   Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

  .   Seek bids from other auditors.

  . Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

  .   Indemnify auditors.

Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

  Pioneer will vote for:

  . Audit, compensation and nominating committees composed of independent directors exclusively.

  . Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

  . Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

  .   Election of an honorary director.

   We will vote against:

  .   Minimum stock ownership by directors.

  . Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

  .   Requirements for union or special interest representation on the board.

  .   Requirements to provide two candidates for each board seat.

   We will vote on a case-by case basis on these issues:

  . Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:

  . Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

  . Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

   We will also vote against:

  . Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

  . Directors who appear to lack independence or are associated with very poor corporate performance.

   We will vote on a case-by case basis on these issues:

  . Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead "directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

  .   Contested election of directors.

  . Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

  .   Mandatory retirement policies.

  . Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

TAKEOVER-RELATED MEASURES

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

   Pioneer will vote for:

  .   Cumulative voting.

  .   Increase ability for shareholders to call special meetings.

  .   Increase ability for shareholders to act by written consent.

  .   Restrictions on the ability to make greenmail payments.

  .   Submitting rights plans to shareholder vote.

  .   Rescinding shareholder rights plans ("poison pills").

  .   Opting out of the following state takeover statutes:

     . Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     . Control share cash-out provisions, which require large holders to acquire shares from other holders.

     . Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     . Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     . Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     .   Fair price provisions.

     .   Authorization of shareholder rights plans.

     .   Labor protection provisions.

     .   Mandatory classified boards.

   We will vote on a case-by-case basis on the following issues:

  . Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

  . Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

  .   Proposals that allow shareholders to nominate directors.

   We will vote against:

  .   Classified boards, except in the case of closed-end mutual funds.

  . Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

  .   Classes of shares with unequal voting rights.

  .   Supermajority vote requirements.

  . Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

  . Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

  .   Extension of advance notice requirements for shareholder proposals.

  . Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

  . Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

   Pioneer will vote for:

  .   Changes in par value.

  .   Reverse splits, if accompanied by a reduction in number of shares.

  . Share repurchase programs, if all shareholders may participate on equal terms.

  .   Bond issuance.

  .   Increases in "ordinary" preferred stock.

  . Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

  .   Cancellation of company treasury shares.

   We will vote on a case-by-case basis on the following issues:

  . Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

  . Increase in authorized common stock. We will make a determination considering, among other factors:

     .   Number of shares currently available for issuance;

     . Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     .   Proposed use of the additional shares; and

     . Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

  . Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

  .   Proposals to submit private placements to shareholder vote.

  .   Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

   Pioneer will vote for:

  .   401(k) benefit plans.

  . Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

  . Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     .   Amendments to performance plans to conform with OBRA;

     .   Caps on annual grants or amendments of administrative features;

     .   Adding performance goals; and

     .   Cash or cash-and-stock bonus plans.

  . Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

  .   Require that option repricings be submitted to shareholders.

  .   Require the expensing of stock-option awards.

  . Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

  . Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

   We will vote on a case-by-case basis on the following issues:

  . Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

     . The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                 DILUTION = (A + B + C) / (A + B + C + D), WHERE
                 A = SHARES RESERVED FOR PLAN/AMENDMENT,
                 B = SHARES AVAILABLE UNDER CONTINUING PLANS,
                 C = SHARES GRANTED BUT UNEXERCISED AND
                 D = SHARES OUTSTANDING.

     .   The plan must not:

        . Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

        . Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     . We are generally in favor of proposals that increase participation beyond executives.

  .   All other employee stock purchase plans.

  . All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

  . All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

   We will vote against:

  . Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

  .   Elimination of stock option plans.

   We will vote on a case-by case basis on these issues:

  .   Limits on executive and director pay.

  .   Stock in lieu of cash compensation for directors.

Corporate Governance

   Pioneer will vote for:

  .   Confidential Voting.

  . Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

  . Proposals requiring directors to disclose their ownership of shares in the company.

   We will vote on a case-by-case basis on the following issues:

  . Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

  .   Bundled proposals. We will evaluate the overall impact of the proposal.

  .   Adopting or amending the charter, bylaws or articles of association.

  . Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

   We will vote against:

  . Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

  .   Limitations on stock ownership or voting rights.

  .   Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS
__________________________

   Pioneer will vote on the following and similar issues on a case-by-case basis:

  .   Mergers and acquisitions.

  . Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

  .   Debt restructurings.

  .   Conversion of securities.

  .   Issuance of shares to facilitate a merger.

  .   Private placements, warrants, convertible debentures.

  . Proposals requiring management to inform shareholders of merger opportunities.

   We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS
____________

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

   Pioneer will vote for:

  .   Establishment of new classes or series of shares.

  .   Establishment of a master-feeder structure.

   Pioneer will vote on a case-by-case on:

  . Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

  .   Approval of new or amended advisory contracts.

  .   Changes from closed-end to open-end format.

  .   Authorization for, or increase in, preferred shares.

  .   Disposition of assets, termination, liquidation, or mergers.

  . Classified boards of closed-end mutual funds, but will typically support such proposals.

SOCIAL ISSUES
_____________

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

  .   Conduct studies regarding certain issues of public concern and interest;

  . Study the feasibility of the company taking certain actions with regard to such issues; or

  . Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                                                                January 3, 2005

                              PUTNAM INVESTMENTS

                            Proxy Voting Procedures
                            _______________________

INTRODUCTION AND SUMMARY
________________________

Many of Putnam's investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam's view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors' interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam's policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under 'wrap fee' programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam's procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam's investment professionals for advice.

PROXY COMMITTEE
_______________

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2   considers special proxy issues as they may from time to time arise.

PROXY VOTING ADMINISTRATION
___________________________

The Putnam Legal and Compliance Department administers Putnam's proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

     1. annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

     2. coordinates the Proxy Committee's review of any new or unusual proxy issues.

     3. manages the process of referring issues to portfolio managers for voting instructions.

     4. oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

     5. coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

     6. maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

     7.  prepares and distributes reports required by Putnam clients.

PROXY VOTING GUIDELINES
_______________________

Putnam maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL") Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam's regular proxy voting guidelines. However, when in Putnam's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

PROXY VOTING REFERRALS
______________________

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam's Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

CONFLICTS OF INTEREST
_____________________

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

     1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam's marketing businesses.

     2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

     3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

     4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (I.E., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

     5. Putnam's Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

RECORDKEEPING
_____________

The Legal and Compliance Department will retain copies of the following books and records:

     1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

     2. A copy of each proxy statement received with respect to securities in client accounts;

     3.  Records of each vote cast for each client;

     4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

     5. Written reports to clients on proxy voting and of all client requests for information and Putnam's response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

                                                  Exhibit A to Proxy Procedures
                                                  _____________________________

                  PUTNAM INVESTMENTS PROXY VOTING GUIDELINES

The proxy voting guidelines below summarize Putnam's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements.
Part III addresses unique considerations pertaining to non US issuers.

I. BOARD-APPROVED PROPOSALS

Proxies will be voted FOR board-approved proposals, except as follows:
                      ___

    A. MATTERS RELATING TO THE BOARD OF DIRECTORS
       __________________________________________

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted FOR the
                                                             ___
election of the company's nominees for directors and FOR board-approved
                                                     ___
proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

  .   Putnam will WITHHOLD VOTES for the entire board of directors if
                  ______________

  .   The board does not have a majority of independent directors,

  . The board does not have nominating, audit and compensation committees composed solely of independent directors,

  . The board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company at its previous two annual meetings, or

  . The board adopted or renewed a shareholder rights plan (commonly referred to as a "poison pill") without shareholder approval during the current or prior calendar year.

Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an independent director is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. Putnam believes that the receipt of compensation for services other than service as a director raises significant independence issues.

If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for CASE-BY-CASE BASIS review.
                                                     __________________

  .   Putnam will WITHHOLD VOTES for any nominee for director who is considered
                  ______________
      an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

  .   Putnam will WITHHOLD VOTES for any nominee for director who attends less
                  ______________
      than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

  .   Putnam will WITHHOLD VOTES for the entire board of directors if the board
                  ______________
      has more than 19 members or fewer than five members, absent special
                    __                       ____
      circumstances.

  .   Putnam will vote on a CASE-BY-CASE BASIS in contested elections of
                            __________________
      directors.

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.

        .   Putnam will WITHHOLD VOTES for any nominee for director of a public
                        ______________
            company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate"), or

        .   Putnam will WITHHOLD VOTES for any nominee for director who serves
                        ______________
            on more than five (5) unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

  .   Putnam will vote AGAINST proposals to classify a board, absent special
                       _______
      circumstances indicating that shareholder interests would be better served by this structure.

       B. EXECUTIVE COMPENSATION
          ______________________

Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals relating
                      __________________
to executive compensation, except as follows:

  . Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote FOR stock option and restricted
                                           ___
      stock plans that will result in an average annual dilution of 1.67% or
                                                 ______
      less (based on the disclosed term of the plan and including all equity-based plans).

  .   Putnam will vote AGAINST stock option and restricted stock plans that
                       _______
      will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans).

  .   Putnam will vote AGAINST any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

  .   Putnam will vote AGAINST stock option plans that permit replacing or
                       _______
      repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

  .   Putnam will vote AGAINST stock option plans that permit issuance of
                       _______
      options with an exercise price below the stock's current market price.

  . Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote FOR employee stock purchase plans that
                                     ___
      have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

         C.  CAPITALIZATION
             ______________

Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals involving
                      __________________
changes to a company's capitalization.

  .   Putnam will vote FOR proposals relating to the authorization of
                       ___
      additional common stock (except where such proposals relate to a specific transaction).

  .   Putnam will vote FOR proposals to affect stock splits (excluding reverse
                       ___
      stock splits.)

  .   Putnam will vote FOR proposals authorizing share repurchase programs.
                       ___

       D. ACQUISITIONS, MERGERS, REINCORPORATIONS, REORGANIZATIONS AND OTHER
          __________________________________________________________________
          TRANSACTIONS
          ____________

Putnam will vote on a CASE-BY-CASE BASIS on business transactions such as
                      __________________
acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

  .   Putnam will vote FOR mergers and reorganizations involving business
                       ___
      combinations designed solely to reincorporate a company in Delaware.

       E. ANTI-TAKEOVER MEASURES
          ______________________

Putnam will vote AGAINST board-approved proposals to adopt anti-takeover
                 _______
measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

  .   Putnam will vote on a CASE-BY-CASE BASIS on proposals to ratify or
                            __________________
      approve shareholder rights plans; and

  .   Putnam will vote on a CASE-BY-CASE BASIS on proposals to adopt fair price
                            __________________
      provisions.

       F. OTHER BUSINESS MATTERS
          ______________________

Putnam will vote FOR board-approved proposals approving routine business
                 ___
matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

  .   Putnam will vote on a CASE-BY-CASE BASIS on proposals to amend a
                            __________________
      company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

  .   Putnam will vote AGAINST authorization to transact other unidentified,
                       _______
      substantive business at the meeting.

II. SHAREHOLDER PROPOSALS

Putnam will vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD
                 ____________________________________________________________
OF DIRECTORS
____________
on all shareholder proposals, except as follows:

  .   Putnam will vote FOR shareholder proposals to declassify a board, absent
                       ___
      special circumstances which would indicate that shareholder interests are better served by a classified board structure.

  .   Putnam will vote FOR shareholder proposals to require shareholder
                       ___
      approval of shareholder rights plans.

  .   Putnam will vote FOR shareholder proposals that are consistent with
                       ___
      Putnam's proxy voting guidelines for board-approved proposals.

III. VOTING SHARES OF NON-US ISSUERS

Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers IN
                                                                   __
ACCORDANCE WITH THE FOREGOING GUIDELINES WHERE APPLICABLE, except as follows:
_________________________________________________________

  .   Putnam will vote FOR shareholder proposals calling for a majority of the
                       ___
      directors to be independent of management.

  .   Putnam will vote FOR shareholder proposals seeking to increase the
  .                    ___
  .   independence of board nominating, audit and compensation committees.

  .   Putnam will vote FOR shareholder proposals that implement corporate
  .                    ___
  . governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

  .   Putnam will vote on CASE-BY-CASE BASIS on proposals relating to (1) the
  .                       __________________
  . issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Many non-US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

       (1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

       (2) Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

       (3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

Uncontested Election of Directors
_________________________________

   JAPAN

   A. MATTERS RELATING TO THE BOARD OF DIRECTORS
      __________________________________________

For companies that have established a U.S.-style corporate structure, Putnam will WITHHOLD VOTES for the entire board of directors if:
     ______________

  .   the board does not have a majority of outside directors,

  . the board has not established nominating and compensation committees composed of a majority of outside directors, or

  . the board has not established an audit committee composed of a majority of independent directors.

Putnam will WITHHOLD VOTES for the appointment of members of a company's board
            ______________
of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:
___________

BOARD STRUCTURE: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). Putnam will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

DEFINITION OF OUTSIDE DIRECTOR AND INDEPENDENT DIRECTOR: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is "independent" if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

       B. ARTICLE AMENDMENTS
          __________________

  .   Putnam will vote FOR article amendments seeking to adopt U.S.-Style
                       ___
      "Board with Committees" Structure. However, the independence of the outside directors is critical to effective corporate governance under this new system. Putnam will, therefore, scrutinize the backgrounds of the outside director nominees at such companies, and will vote AGAINST
                                                                     _______
      the amendment where Putnam believes the board lacks the necessary level of independence from the company or a substantial shareholder.

  .   Putnam will vote AGAINST amendments to lower the quorum requirement,
                       _______
      unless Putnam believes it will not lead the company to slight its independent shareholders. However, where the company takes concrete steps to improve shareholder participation - such as releasing proxy materials early, holding the AGM on a day other than the peak date, and accepting proxy votes over the Internet - or where the company proposes to safeguard shareholder interests by appointing independent directors, Putnam will vote FOR
                                                                      ___
      lowering the quorum requirement.

  .   Putnam will vote FOR amendments to reduce director's term in office
                       ___
      because Putnam supports annual elections for directors.

  .   Putnam will vote FOR amendments to extend internal auditors' term in
                       ___
      office: Companies that choose to maintain the existing statutory auditor system must amend their articles to extend the internal auditors' term in office from three years to four years. This is one of several moves to strengthen the functioning of the board of internal auditors included in a recent amendment to the Commercial Code.

  .   Putnam will vote FOR requests to expand the board, unless the expansion
                       ___
      is clearly disproportionate to the growth in the scale of the business.

  .   Putnam will vote FOR amendments to introduce independent auditor
                       ___
      provisions. Japanese law requires companies over a certain asset size to appoint an internal auditor board with at least three members, a majority of whom must be designated as independent. All major companies have already done this, but companies reaching the size threshold for the first time will need to amend their articles for this purpose.

  .   Putnam will vote FOR amendments to expand business lines. However, Putnam
                       ___
      will vote against where a company in financial difficulty proposed expansion into a risky field unrelated to its core business.

  .   Putnam will vote FOR amendments that seek to clarify director
                       ___
      authorities. This refers to the clarification of succession among board members in the event of death or incapacitation of a board member, usually the chairman or president; or to a clarification regarding which director shall convene and preside over board or shareholder meetings.

  .   Putnam will vote FOR amendments seeking to cancel year-end book closure.
                       ___
      As Japan moves to an electronic share trading and settlement environment (JASDEC), the need to close share registers for up to a month at a time around record dates to clarify ownership is no longer necessary, as shares can be re-registered electronically in a matter of minutes.

  .   Putnam will vote FOR amendments seeking to introduce JASDEC provisions.
                       ___
      This allows the company to participate in Japan's automated trading and settlement system, shortening settlement times significantly. Newly-listed companies will frequently propose to introduce these provisions to their articles.

  . AUTHORIZING SHARE REPURCHASES AT BOARD'S DISCRETION: If there is any danger that a share repurchase program would lead to a creeping takeover, create concerns about liquidity and marketability for remaining shareholders, or the company generates insufficient cash flow, Putnam will vote AGAINST granting the board the authority to repurchase
                _______
      shares at its discretion. If none of those concerns apply, Putnam will vote for the article amendment granting the authority to the board (unless it's bundled with another amendment Putnam opposes).

       C. COMPENSATION RELATED MATTERS
          ____________________________

  .   Putnam will vote AGAINST option plans which allow the grant of options to
                       _______
       suppliers, customers, and other outsiders with little-to-no ability to impact the share price of the granting company.

  .   Putnam will vote AGAINST stock option grants to independent internal
                       _______
      statutory auditors. The granting of stock options to internal auditors, at the discretion of the directors, can compromise the independence of the auditors and provide incentives to ignore accounting problems, which could affect the stock price over the long term.

  . RETIREMENT BONUSES FOR DIRECTORS AND AUDITORS: When one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company for at least three years, Putnam will vote AGAINST payment, particularly as the size of these payments are at
           _______
      the discretion of the board. Putnam will also vote AGAINST payment of
                                                         _______
      retirement bonuses to any statutory auditors who have been designated by the company as independent, regardless of the length of time they have served. Retirement bonus proposals are all-or-nothing, meaning that split votes against individual payments cannot be made. If any one individual does not meet Putnam's criteria, Putnam will vote AGAINST the entire item.
                                                        _______

       D. OTHER BUSINESS MATTERS
          ______________________

  .   MERGERS: Putnam votes FOR mergers by absorptions of wholly-owned
                            ___
      subsidiaries by their parent companies. These deals do not require the issuance of shares, and do not result in any dilution or new obligations for shareholders of the parent company. These transactions are routine.

  . SALE OF COMPANY ASSETS/ACQUISITION OF ASSETS OF ANOTHER COMPANY: Putnam will vote FOR the acquisition if it is between parent and wholly-owned
                ___
      subsidiary.

  .   FORMATION OF A HOLDING COMPANY: Putnam will vote FOR the formation of a
                                                       ___
      holding company, if routine. Holding companies, banned during the U.S. occupation of Japan after World War II, are once again legal in Japan, and a number of companies, large and small, have sought approval to adopt a holding company structure. Most of the proposals are intended to help clarify operational authority for the different business areas in which the company is engaged, and promote effective allocation of corporate resources. As most of the reorganization proposals do not entail any share issuances or any change in shareholders' ultimate ownership interest in the operating units, Putnam will treat most such proposals as routine.

      KOREA

Putnam will WITHHOLD VOTES for the entire board of directors if
            ______________

  .   the board does not have a majority of outside directors,

  . the board has not established a nominating committee composed of at least a majority of outside directors, or

  . the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an "outside director" is
__________
a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, Putnam will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

       UNITED KINGDOM

Putnam will WITHHOLD VOTES for the entire board of directors if:
            ______________

  . the board does not have at least a majority of independent non-executive directors,

  . the board has not established nomination committees composed of a majority of independent non-executive directors, or

  . the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

Putnam will WITHHOLD VOTES for any nominee for director who is considered an
            ______________
independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:
__________

APPLICATION OF GUIDELINES: Although the UK's Combined Code on Corporate Governance ("Combined Code") has adopted the "comply and explain" approach to corporate governance, Putnam believes that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in UK companies. As a result, these guidelines will be applied in a prescriptive manner.

DEFINITION OF INDEPENDENCE: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that Putnam does not view service on the board for more than nine years as affecting a director's independence.

SMALLER COMPANIES: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

   CANADA

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, Putnam will vote on matters relating to the board of directors of Canadian issuers IN ACCORDANCE WITH THE GUIDELINES APPLICABLE
                              ____________________________________________
TO U.S. ISSUERS.
________________

Commentary: Like the UK's Combined Code, the proposed policies on corporate
__________
governance issued by Canadian securities regulators embody the "comply and explain" approach to corporate governance. Because Putnam believes that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

   HONG KONG

Proposal: Request for authority to issue shares without preemptive rights up to
________
20 percent of current outstanding share capital. These annual requests are made because the company's authority to issue shares generally expires with the convening of the shareholder meeting.

Putnam will vote AGAINST the issuance of shares without preemptive rights
                 _______
unless the company provides specific language and terms that there will be
(1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. (This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.)

This policy supplements policies regarding share issuances as stated above under section III. VOTING SHARES OF NON US ISSUERS.

                                                  Exhibit B to Proxy Procedures
                                                  _____________________________

PROXY VOTE REFERRAL REQUEST: COMPANY XYZ, VOTE DUE X/X/XX

                             Proxy Recommendation

Company Name: XYZ INC.

From:Victoria Card ext. 1-1168

Please describe any contacts with any person you may have had, apart from the Investment Division, Putnam's Proxy Administration staff, or proxy soliciting
firms regarding the proxy:      . NO RESPONSE WILL INDICATE THAT THERE HAVE
                          ______
BEEN NONE.

Meeting Date:

VOTE RECOMMENDATION DUE DATE:

..   Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced
                    _______________________
    below.

..   Please provide vote rationale when you believe additional information is
                   ______________
    necessary to explain your vote.

    Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"

Referral items:
_______________

1. [Description of item]
Rationale:
          ________

Proxy Service Analysis:

                                                  Exhibit C to Proxy Procedures
                                                  _____________________________

                              PUTNAM INVESTMENTS
                             PROXY VOTING CONFLICT
                          OF INTEREST DISCLOSURE FORM

1. COMPANY NAME:
                ______________________________________________

2. DATE OF MEETING:
                   ___________________________________________

3. REFERRAL ITEM(S):
                    __________________________________________

4. DESCRIPTION OF PUTNAM'S BUSINESS RELATIONSHIP WITH ISSUER OF PROXY WHICH MAY GIVE RISE TO A CONFLICT OF INTEREST: _______________________________________
   ___________________________________________________________________________

5. Describe procedures used to address any conflict of interest: Investment
                                                                 __________
   professional who was solicited to provide a recommendation was advised that
   ___________________________________________________________________________
   the recommendation must be provided without regard to any client or other
   _________________________________________________________________________
   business relationship between Putnam and the company. In addition, Putnam
   _________________________________________________________________________
   has made arrangements that, unless authorized by Putnam's Legal and
   ___________________________________________________________________
   Compliance Department, contacts from outside parties, except for
   ________________________________________________________________
   representatives of the issuing company, with respect to referral items will
   ___________________________________________________________________________
   be handled by Putnam's Legal and Compliance Department to prevent any
   _____________________________________________________________________
   influence on the investment process. In the case of contact between Putnam
   __________________________________________________________________________
   investment professionals and representatives of issuing companies, any such
   ___________________________________________________________________________
   contact will be documented and included in the proxy voting files.
   __________________________________________________________________

6. DESCRIBE ANY CONTACTS FROM PARTIES OUTSIDE PUTNAM MANAGEMENT (OTHER THAN ROUTINE COMMUNICATIONS FROM PROXY SOLICITORS) WITH RESPECT TO THE REFERRAL ITEM NOT OTHERWISE REPORTED IN AN INVESTMENT PROFESSIONAL'S RECOMMENDATION:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.


-------------------------
Name: Victoria R. Card
Title: Assistant Vice President, Manager, Proxy Voting

                          RCM PROXY VOTING GUIDELINES
                                AND PROCEDURES

                                 JANUARY 2004

                               TABLE OF CONTENTS
                               _________________



POLICY STATEMENT AND VOTING PROCEDURE           PAGE B-204

RESOLVING CONFLICTS OF INTEREST                 PAGE B-205

COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES  PAGE B-205

PROXY VOTING GUIDELINES                         PAGE B-206

ORDINARY BUSINESS MATTERS                       PAGE B-206

AUDITORS                                        PAGE B-206

BOARD OF DIRECTORS                              PAGE B-207

EXECUTIVE AND DIRECTOR COMPENSATION             PAGE B-209

CAPITAL STRUCTURE                               PAGE B-211

MERGERS AND CORPORATE RESTRUCTURING             PAGE B-212

ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES PAGE B-213

SOCIAL AND ENVIRONMENTAL ISSUES                 PAGE B-215

                               POLICY STATEMENT

RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

                               VOTING PROCEDURE

The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee consisting of Analysts, Portfolio Managers, the Proxy Specialist, Client Services personnel and Legal Counsel. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.

RCM retains a third-party proxy voting service, Institutional Shareholder Services, Inc. (ISS), to assist us in processing proxy votes in accordance with RCM's vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by RCM to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least one year.

                        RESOLVING CONFLICTS OF INTEREST

RCM may have conflicts that can affect how it votes its clients' proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

                COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES

RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients' accounts.

In addition, RCM may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM's ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

                            PROXY VOTING GUIDELINES

                               ORDINARY BUSINESS
                               _________________

ORDINARY BUSINESS MATTERS: CASE-BY-CASE

RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact "other business," will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

                                   AUDITORS
                                   ________

RATIFICATION OF AUDITORS: CASE-BY-CASE

RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.

SHAREHOLDER PROPOSALS REGARDING ROTATION OF AUDITORS: GENERALLY FOR

RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

SHAREHOLDER PROPOSALS REGARDING AUDITOR INDEPENDENCE: CASE-BY-CASE

RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

                              BOARD OF DIRECTORS
                              __________________

ELECTION OF DIRECTORS: CASE-BY-CASE

Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may withhold votes from director nominees.

CLASSIFIED BOARDS: AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to de-classify the board of directors.

CHANGING SIZE OF BOARD: CASE-BY-CASE

RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

MAJORITY OF INDEPENDENT DIRECTORS ON BOARD: CASE-BY-CASE

RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

MINIMUM SHARE OWNERSHIP BY THE BOARD: AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

ESTABLISH INDEPENDENT NOMINATING COMMITTEE: FOR

RCM votes FOR proposals to establish entirely independent nominating committees. We believe that having an independent Nominating Committee is one way to assure that shareholder interests will be adequately addressed.

LIMIT TENURE OF DIRECTORS: AGAINST

RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: CASE-BY-CASE

RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, AND if only the director's legal expenses would be covered, RCM may vote FOR expanded coverage.

SEPARATE CHAIRMAN/CHIEF EXECUTIVE OFFICER: CASE-BY-CASE

RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO's decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

DIVERSITY OF THE BOARD OF DIRECTORS: CASE-BY-CASE

RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company's efforts to diversify the board, UNLESS the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, AND if the board already reports on its nominating procedures and diversity initiatives.

                      EXECUTIVE AND DIRECTOR COMPENSATION
                      ___________________________________

STOCK INCENTIVE PLANS: CASE-BY-CASE

RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

RCM utilizes research from a third-party proxy voting service (ISS) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

SHAREHOLDER PROPOSALS REGARDING OPTIONS EXPENSING: FOR

RCM generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company's earnings and profitability to shareholders.

CASH BONUS PLANS (OBRA RELATED): CASE-BY-CASE

RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA's $1 million cap.

The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS: FOR

RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

EMPLOYEE STOCK PURCHASE PLANS: CASE-BY-CASE

Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests. RCM will vote FOR Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares) of no more than 10 percent.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE PAY: CASE-BY-CASE

RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

RCM votes FOR proposals requesting that at least a significant portion of the company's awards are performance-based. Preferably, performance measures should include long term growth metrics.

RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

                               CAPITAL STRUCTURE
                               _________________

CAPITAL STOCK AUTHORIZATIONS: CASE-BY-CASE

RCM votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company's industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

STOCK SPLITS AND DIVIDENDS: CASE-BY-CASE

RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

                      MERGERS AND CORPORATE RESTRUCTURING
                      ___________________________________

MERGERS AND RESTRUCTURINGS: CASE-BY-CASE

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

PREVENT A COMPANY FROM PAYING GREENMAIL: FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

GOLDEN PARACHUTES: CASE-BY-CASE

RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

FAIR PRICE PROVISION: AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

STATE ANTITAKEOVER STATUTES: CASE-BY-CASE

RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

REINCORPORATION: CASE-BY-CASE

RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company's financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

               ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES
               ________________________________________________

POISON PILLS: CASE-BY-CASE

RCM votes AGAINST poison pills or (or shareholder rights plans) proposed by a company's management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

DUAL CLASS CAPITALIZATION WITH UNEQUAL VOTING RIGHTS: CASE-BY-CASE

RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

BLANK CHECK PREFERRED STOCK: CASE-BY-CASE

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SUPERMAJORITY VOTING PROVISIONS: AGAINST

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

CUMULATIVE VOTING: CASE-BY-CASE

Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. We will generally vote FOR shareholder proposals to restore or provide for cumulative voting, absent a record of strong corporate governance policies.

SHAREHOLDER ACTION BY WRITTEN CONSENT: CASE-BY-CASE

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

SHAREHOLDER'S RIGHT TO CALL SPECIAL MEETING: FOR

RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

CONFIDENTIAL VOTING: FOR

RCM votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

                        SOCIAL AND ENVIRONMENTAL ISSUES
                        _______________________________

SHAREHOLDER PROPOSALS REGARDING SOCIAL AND ENVIRONMENTAL ISSUES: CASE-BY-CASE

In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

RCM considers the following factors in evaluating proposals that address social and environmental issues:

  .   Cost to implement proposed requirement
  .   Whether any actual abuses exist

  .   Whether the company has taken any action to address the problem
  . The extent, if any, to which the proposal would interfere with the day-to-day management of the company.

RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

SIGN OR ENDORSE THE CERES PRINCIPLES: CASE-BY-CASE

The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company's current environmental disclosure, its environmental track record, and the practices of peer companies.

ENVIRONMENTAL REPORTING: FOR

RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder's environmental concerns.

NORTHERN IRELAND (MACBRIDE PRINCIPLES): CASE-BY-CASE

The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

  . Whether any discrimination charges have been filed against the subject company within the past year;

  . Whether the subject company has subscribed to the Fair Employment Agency's, "Declaration of Principle and Intent." (Northern Ireland governmental regulations); and
  . Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).

                            THIRD AVENUE MANAGEMENT
                                 PROXY VOTING

As a buy and hold investor a primary consideration for any purchase candidate is a company's management. TAM's initial decision to buy securities of a company is generally based, at least in part on TAM's support for the company's management. It is therefore the policy of TAM to generally support the management of its investments and therefore a modicum of management entrenchment. While TAM generally supports a company's management it is also mindful of its rights as a shareholder and is therefore always against poison pill proposals.

The policy and procedures below describe how TAM votes proxies for its clients.

TAM's policy is to exercise voting and consent rights solely in the interest of enhancing or preserving value for its clients, including the Funds. To that end, TAM has established the following guidelines on commonly presented proxy issues, which shall be subject to ongoing periodic review by TAM's senior management and reports to the Funds' Boards of Trustees. The guidelines below are subject to exceptions on a case-by-case basis, as discussed below. It is impossible to anticipate all voting issues that may arise. On issues not specifically addressed by the guidelines, TAM will analyze how the proposal may affect the value of client holdings and vote in accordance with what it believes to be the best interests of clients.

Corporate Governance Matters
____________________________

  .   Super-majority Voting

The requirement of a super-majority vote may limit the ability of shareholders to effect change. Accordingly, TAM will normally support proposals to eliminate super-majority voting requirements and oppose proposals to impose such requirements.

  .   State of Incorporation

TAM normally opposes proposals seeking to reincorporate the corporation in a state TAM deems to be unfriendly to shareholder rights.

  .   Confidential Voting

Confidential voting may increase the independence of shareholders by allowing voting free from exertion of management influence. This is particularly significant with respect to employee shareholders. Accordingly, TAM will normally support such proposals.

  .   Barriers to Shareholder Action

TAM will normally support proposals to lower barriers to shareholder action and oppose proposals to raise such barriers. Proposals to lower these barriers may call for shareholder rights to call special meetings or to act by written consent. TAM will normally support proposals that create or expand rights of shareholders to act by written consent or to call special meetings

  .   Separate Classes of Common Stock

Classes of common stock with different voting rights limit the rights of certain shareholders. Accordingly, TAM will normally oppose adoption of one or more separate classes of stock with disparate voting rights.

  .   Blank Check Preferred Stock

TAM normally will oppose proposals giving the Board of Directors rights to issue preferred stocks whose terms may be determined without shareholder consent.

  .   Director Nominees

TAM reviews the qualifications of director nominees on a case-by-case basis. Absent specific concerns about qualifications, independence or past performance as a director, TAM normally approves management's recommendations.

  .   Shareholder Nomination of Directors

TAM normally supports proposals to expand the ability of shareholders to nominate directors.

  .   Approval of Auditor

TAM normally supports proposals to ratify independent auditors, absent reason to believe that:

     .   Fees for non-audit services are excessive; or
     . The independent auditor has rendered an opinion that is inaccurate and not representative of the issuer's financial position.

  .   Cumulative Voting

TAM normally opposes proposals to eliminate cumulative voting. TAM considers proposals to institute cumulative voting based on the issuer's other corporate governance provisions.

Equity-based Compensation Plans
_______________________________

  .   Approval of Plans or Plan Amendments

TAM believes that equity-based compensation plans, when properly designed and approved by shareholders, may be an effective incentive to officers and employees to add to shareholder value. TAM evaluates proposals on a case-by-case basis. However, TAM will normally oppose plans (or plan amendments) that substantially dilute its clients' ownership, provide excessive awards to participants, or have other inherently objectionable features.

TAM normally opposes plans where total potential dilution (including all equity-based plans) exceeds 15% of outstanding shares.

Note: This standard is a guideline and TAM will consider other factors such as the size of the company and the nature of the industry in evaluating a plan's impact on shareholdings.

TAM will normally oppose plans that have any of the following structural features:

  .   Ability to re-price underwater options without shareholder approval.
  . Ability to issue options with an exercise price below the stock's current market price without shareholder approval.
  .   Ability to issue reload options.
  .   Automatic share replenishment feature.

TAM normally opposes plans not meeting the following conditions:

  . Shareholder approval should be required in order to make any material change to the plan.
  . Awards to non-employee directors should be subject to the terms of the plan and not subject to management or board discretion.

Measures Relating to Takeovers
______________________________

  .   Poison Pills

TAM will normally support proposals to eliminate poison pills and TAM will normally support proposals to subject poison pills to a shareholder vote.

  .   Golden Parachutes

TAM normally opposes the use of accelerated employment contracts that may result in cash grants of greater than one times annual compensation (salary and bonus) in the event of termination of employment following a change in control.

  .   Classified Board

Staggered terms for directors may make it more difficult to change directors and/or control of a board, and thus to change management. Accordingly, TAM will normally support proposals to declassify the Board of Directors and oppose proposals to adopt classified board structures unless a company's charter or governing corporate law permits shareholders to remove a majority of directors any time with or without cause by a simple majority of votes cast.

  .   Increases in Authorized Common Stock

TAM will normally support proposals that would require a shareholder vote in order to increase authorized shares of any class by 20% or more.

  .   Greenmail

TAM will normally support proposals to restrict a company's ability to make greenmail payments.

  .   State Anti-takeover Statutes

TAM believes that state anti-takeover statutes generally harm shareholders by discouraging takeover activity. Accordingly, TAM will normally vote for opting out of state anti-takeover statutes.

Social Policy Issues
___________________

TAM believes that "ordinary business matters" are the responsibility of management and should be subject only to oversight by the Board of Directors. Typically, shareholders initiate such proposals to require the company to disclose or amend certain business practices. Although TAM normally does not support these types of proposals, it may make exceptions where it believes that a proposal may have substantial economic impact.

Abstention From Voting
______________________

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies during certain periods if it has made certain regulatory filings with respect to an issuer. These situations are discussed in more detail below.

Foreign Securities
__________________

Depending on the country, numerous disadvantages may apply to voting foreign proxies. In many non-U.S. markets, shareholders who vote proxies may not be permitted to trade in the issuer's stock within a given period of time on or around the shareholder meeting date. This practice is called "share-blocking." If TAM believes it may wish to buy or sell the security during the relevant period, it will abstain from voting. In other non-U.S. markets, travel to the foreign country to vote in person, translation expense or other cost-prohibitive procedures may lead TAM to abstain from voting. TAM may be unable to vote in other certain non-U.S. markets that do not permit foreign holders to vote securities. It is also possible that TAM may not receive proxy material in time to vote due to operational difficulties in certain non-U.S. markets.

Securities Lending
__________________

In order to vote securities out on loan, the securities must be recalled. This may cause loss of revenue to advisory clients. Accordingly, TAM normally will not vote loaned securities on routine matters that would not, in its view, be important to the value of the investment.

Restrictions After Filing Form 13D
__________________________________

If TAM has switched its beneficial ownership reporting with respect to any security from Form 13G to Form 13D, TAM may not vote or direct the voting of the securities covered by the filing until the expiration of the 10/th/ day after the Form 13D was filed.

Procedures
__________

TAM's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in the Funds.

Monitoring for Upcoming Votes
_____________________________

TAM's Accounting Department relies on the Funds' custodian to monitor and advise of upcoming votes. Upon receiving information of an upcoming vote, the Accounting department takes all necessary steps to ensure that the appropriate paperwork and control numbers are obtained to vote shares held for the Funds. In addition, the Accounting Department informs the General Counsel or his designee who shall present proxies received to the Proxy Voting Committee.

Proxy Voting Committee
______________________

The Proxy Voting Committee, consisting of senior portfolio managers designated by TAM's President, determines how proxies shall be voted applying TAM's policy guidelines. TAM's General Counsel or his designee attends all meetings to present issues to be voted, field any conflict issues and document voting decisions. The Proxy Voting Committee may seek the input of TAM's Co-Chief Investment Officers, other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing.

Submitting the Vote
___________________

TAM's Legal Department instructs the Accounting Department in writing how to vote the shares held for the Funds in accordance with the decisions reached under the process described above. The Accounting Department shall then electronically, by telephone or via the mail (as appropriate under the circumstances) submit the vote on shares held for the Funds and provide the Legal Department with documentation that (and how) the shares have been voted.

Conflicts of Interest
_____________________

Should any portfolio manager, research analyst, member of senior management, or other person at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM's General Counsel. Examples of potential conflicts include:

  . A material client or vendor relationship between TAM (or an affiliate of TAM, including but not limited to any "access person" of TAM as defined under TAM's Code of Ethics) and the issuer of the security being voted (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer).

  . TAM (or an affiliate of TAM, including but not limited to any "access person" of TAM as defined under TAM's Code of Ethics) has representation on the Board of Directors of the issuer (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer) of the security being voted other than in TAM's investment advisory capacity.

  . TAM (or any "access person" of TAM as defined under the Code of Ethics) has a personal, family or business relationship with any person in a significant relationship to the issuer of the security being voted. Persons in a significant relationship would include executive officers or directors or 10% shareholders of the issuer.

  . TAM's clients own different classes of securities of the same issuer that may have different interests in the matter to be voted on.

When presented with an actual, potential or appearance of conflict in voting a proxy, TAM's General Counsel shall address the matter using one of the following methods, as deemed appropriate, or other similar method designed to assure that the proxy vote is free from any improper influence:

  .   Determine that there is no conflict or that it is immaterial.

  . Ensure that the proxy is voted in accordance with the policy guidelines stated above.

  . Engage an independent third party to recommend how the proxy should be voted or have the third party vote such proxy.

  . Discuss the matter with the Funds' CCO who will present the conflict to the Board(s) of Trustees of the Funds, and obtain direction on how to vote the Funds' securities.

TAM's General Counsel shall document each potential or actual conflict situation presented and the manner in which it was addressed. In analyzing whether conflicts are material, TAM's General Counsel shall apply the following guidelines:

  . Client or vendor relationships accounting for 2.0% or less of TAHD annual revenue will not be deemed material.

  . In analyzing conflicts relating to representation on an issuer's Board of Directors or a personal or family relationship to the issuer, the General Counsel will consider the degree of direct or indirect influence that the person having the relationship may have on TAM's voting process. Such situations involving TAM's senior management, portfolio managers or research analysts in the affected issuer will normally be deemed material.

Recordkeeping
_____________

TAM shall maintain all required records relating to its voting determinations.

1. TAM's Accounting Department shall maintain for five years (the first two in an easily accessible place) the following records relating to voting for Fund accounts:

  . Proxy statements and other solicitation material received regarding securities held in Fund accounts (NOTE: Proxy statements and other materials available on EDGAR need not be maintained separately by TAM);
  .   Records of votes cast on behalf of the Funds; and
  .   Records of Fund shareholder requests for proxy voting information.

2. TAM's General Counsel shall maintain for six years (two in an easily accessible place):

  .   Proxy voting policies and procedures;
  . Written documentation supporting all determinations on matters not covered by the specific policy guidelines;
  .   Written documentation supporting all exceptions to the policy guidelines;
      and
  . Written documentation relating to any identified actual or potential conflicts of interest and the resolution of such situations.

Fund Proxy Voting
_________________

The Trustees have delegated proxy voting authority to TAM, to vote generally in accordance with the Proxy Voting policies and procedures of TAM, which will be reviewed annually pursuant to the Annual Review requirements set forth herein.

Monitoring
__________

TAM's CCO will monitor TAM's proxy voting for conflicts of interest between the Funds' and other TAM clients. Where a conflict is detected the Funds' CCO will ensure that the proxies are voted in the best interest of the Funds' shareholders.

Fund Reporting
______________

The TAM Legal Department will file the Form N-PX required for each Fund pursuant to the 40 Act by August 31 of each year with respect to the year ended the previous June 30. The Legal Department will keep a record of information filed with the SEC for six years (two in an easily accessible place).

Form N-PX Procedures
____________________

The TAM Accounting Department will prepare the information required for the Form N-PX Filing. A separate Form N-PX is required for each Portfolio.

Specifically, the Accounting Department will report:

1. The name of the issuer;
2. The ticker symbol;

3. The security CUSIP number;
4. The shareholder meeting date;
5. A brief identification of the matter voted on;
6. Whether the matter is a shareholder or management proposal;
7. Whether TAM voted on the matter;
8. How TAM voted on the matter; and
9. Whether TAM voted with or against management.

The identification of the matter voted on should be consistent with the description in TAM's Proxy Voting Procedures or if the matter is not specifically addressed in the procedures, a description of the matter as provided in the proxy statement. All information will be prepared in a format provided by the Legal Department which will comply with the requirements of Form N-PX. The Funds' CCO will review the Form N-PX prior to filing for consistency with the Proxy Voting procedures. This report must contain the above information for all votes cast by each Fund for the 12 month period ending June 30 each year. The deadline for filing is the following August 31.

                         T. ROWE PRICE ASSOCIATES, INC
                       T. ROWE PRICE INTERNATIONAL, INC
                  T. ROWE PRICE STABLE ASSET MANAGEMENT, INC
                 T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                  T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

                     PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

   T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Stable Asset Management, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. ROWE PRICE FUNDS") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process.
T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

   T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

   FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

   CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors
T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

   PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

   INVESTMENT SUPPORT GROUP. The Investment Support Group ("INVESTMENT SUPPORT GROUP") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

   PROXY ADMINISTRATOR. The Investment Support Group will assign a Proxy Administrator ("PROXY ADMINISTRATOR") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

   In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION

   T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

VOTE DETERMINATION

   ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

   Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

   Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

   ELECTION OF DIRECTORS - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. We also withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

..   ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

.. EXECUTIVE COMPENSATION ISSUES - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

.. SOCIAL AND CORPORATE RESPONSIBILITY ISSUES - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

  .   Corporate environmental practices;

  .   Board diversity;

  .   Employment practices and employment opportunity;

  .   Military, nuclear power and related energy issues;

  .   Tobacco, alcohol, infant formula and safety in advertising practices;

  .   Economic conversion and diversification;

  .   International labor practices and operating policies;

  .   Genetically-modified foods;

  .   Animal rights; and

  .   Political contributions/activities and charitable contributions.

   GLOBAL PORTFOLIO COMPANIES - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

   Votes Against Company Management - Where ISS recommends a vote against
   _________________________________
management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

   INDEX AND PASSIVELY MANAGED ACCOUNTS - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

   DIVIDED VOTES - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

   SHAREBLOCKING - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

   SECURITIES ON LOAN - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS

   Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

   On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

   Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

   The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

   Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy.

   SPECIFIC CONFLICT OF INTEREST SITUATIONS - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

   Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

   T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                       TURNER INVESTMENT PARTNERS, INC.
                       TURNER INVESTMENT MANAGEMENT, LLC
                        TURNER INVESTMENT ADVISORS, LLC

                      Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are:
(i) based upon an appropriate level of diligence and research, and
(ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or
(ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

   Andrew Mark, Director of Operations
    and Technology Administration
   C/o Turner Investment Partners, Inc.
   1205 Westlakes Drive, Suite 100
   Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: This 1st day of July, 2003

WESTERN ASSET MANAGEMENT COMPANY
WESTERN ASSET MANAGEMENT COMPANY LIMITED

PROXY VOTING

BACKGROUND

Western Asset Management Company and Western Asset Management Company Limited (together "Western Asset") have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

RESPONSIBILITY AND OVERSIGHT

THE WESTERN ASSET LEGAL AND COMPLIANCE DEPARTMENT ("COMPLIANCE DEPARTMENT") IS RESPONSIBLE FOR ADMINISTERING AND OVERSEEING THE PROXY VOTING PROCESS. THE GATHERING OF PROXIES IS COORDINATED THROUGH THE CORPORATE ACTIONS AREA OF INVESTMENT SUPPORT ("CORPORATE ACTIONS"). RESEARCH ANALYSTS AND PORTFOLIO MANAGERS ARE RESPONSIBLE FOR DETERMINING APPROPRIATE VOTING POSITIONS ON EACH PROXY UTILIZING ANY APPLICABLE GUIDELINES CONTAINED IN THESE PROCEDURES.

CLIENT AUTHORITY

AT ACCOUNT START-UP, OR UPON AMENDMENT OF AN IMA, THE APPLICABLE CLIENT IMA ARE SIMILARLY REVIEWED. IF AN AGREEMENT IS SILENT ON PROXY VOTING, BUT CONTAINS AN OVERALL DELEGATION OF DISCRETIONARY AUTHORITY OR IF THE ACCOUNT REPRESENTS ASSETS OF AN ERISA PLAN, WESTERN ASSET WILL ASSUME RESPONSIBILITY FOR PROXY VOTING. THE CLIENT ACCOUNT TRANSITION TEAM MAINTAINS A MATRIX OF PROXY VOTING AUTHORITY.

PROXY GATHERING

REGISTERED OWNERS OF RECORD, CLIENT CUSTODIANS, CLIENT BANKS AND TRUSTEES ("PROXY RECIPIENTS") THAT RECEIVE PROXY MATERIALS ON BEHALF OF CLIENTS SHOULD FORWARD THEM TO CORPORATE ACTIONS. PRIOR TO AUGUST 1, 2003, PROXY RECIPIENTS OF EXISTING CLIENTS WILL BE REMINDED OF THE APPROPRIATE ROUTING TO CORPORATE ACTIONS FOR PROXY MATERIALS RECEIVED AND REMINDED OF THEIR RESPONSIBILITY TO FORWARD ALL PROXY MATERIALS ON A TIMELY BASIS. PROXY RECIPIENTS FOR NEW CLIENTS (OR, IF WESTERN ASSET BECOMES AWARE THAT THE APPLICABLE PROXY RECIPIENT FOR AN EXISTING CLIENT HAS CHANGED, THE PROXY RECIPIENT FOR THE EXISTING CLIENT) ARE NOTIFIED AT START-UP OF APPROPRIATE ROUTING TO CORPORATE ACTIONS OF PROXY MATERIALS RECEIVED AND REMINDED OF THEIR RESPONSIBILITY TO FORWARD ALL PROXY MATERIALS ON A TIMELY BASIS. IF WESTERN ASSET PERSONNEL OTHER THAN CORPORATE ACTIONS RECEIVE PROXY MATERIALS, THEY SHOULD PROMPTLY FORWARD THE MATERIALS TO CORPORATE ACTIONS.

PROXY VOTING

ONCE PROXY MATERIALS ARE RECEIVED BY CORPORATE ACTIONS, THEY ARE FORWARDED TO THE COMPLIANCE DEPARTMENT FOR COORDINATION AND THE FOLLOWING ACTIONS:

    A. PROXIES ARE REVIEWED TO DETERMINE ACCOUNTS IMPACTED.

    B. IMPACTED ACCOUNTS ARE CHECKED TO CONFIRM WESTERN ASSET VOTING AUTHORITY.

    C. LEGAL AND COMPLIANCE DEPARTMENT STAFF REVIEWS PROXY ISSUES TO DETERMINE ANY MATERIAL CONFLICTS OF INTEREST. (SEE CONFLICTS OF INTEREST SECTION OF THESE PROCEDURES FOR FURTHER INFORMATION ON DETERMINING MATERIAL CONFLICTS OF INTEREST.)

    D. IF A MATERIAL CONFLICT OF INTEREST EXISTS, (I) TO THE EXTENT REASONABLY PRACTICABLE AND PERMITTED BY APPLICABLE LAW, THE CLIENT IS PROMPTLY NOTIFIED, THE CONFLICT IS DISCLOSED AND WESTERN ASSET OBTAINS THE CLIENT'S PROXY VOTING INSTRUCTIONS, AND (II)

       TO THE EXTENT THAT IT IS NOT REASONABLY PRACTICABLE OR PERMITTED BY APPLICABLE LAW TO NOTIFY THE CLIENT AND OBTAIN SUCH INSTRUCTIONS (E.G., THE CLIENT IS A MUTUAL FUND OR OTHER COMMINGLED VEHICLE OR IS AN ERISA PLAN CLIENT), WESTERN ASSET SEEKS VOTING INSTRUCTIONS FROM AN INDEPENDENT THIRD PARTY.

    E. LEGAL AND COMPLIANCE DEPARTMENT STAFF PROVIDES PROXY MATERIAL TO THE APPROPRIATE RESEARCH ANALYST OR PORTFOLIO MANAGER TO OBTAIN THEIR RECOMMENDED VOTE. RESEARCH ANALYSTS AND PORTFOLIO MANAGERS DETERMINE VOTES ON A CASE-BY-CASE BASIS TAKING INTO ACCOUNT THE VOTING GUIDELINES CONTAINED IN THESE PROCEDURES. FOR AVOIDANCE OF DOUBT, DEPENDING ON THE BEST INTEREST OF EACH INDIVIDUAL CLIENT, WESTERN ASSET MAY VOTE THE SAME PROXY DIFFERENTLY FOR DIFFERENT CLIENTS. THE ANALYST'S OR PORTFOLIO MANAGER'S BASIS FOR THEIR DECISION IS DOCUMENTED AND MAINTAINED BY THE LEGAL AND COMPLIANCE DEPARTMENT.

    F. LEGAL AND COMPLIANCE DEPARTMENT STAFF VOTES THE PROXY PURSUANT TO THE INSTRUCTIONS RECEIVED IN (D) OR (E) AND RETURNS THE VOTED PROXY AS INDICATED IN THE PROXY MATERIALS.

TIMING

WESTERN ASSET PERSONNEL ACT IN SUCH A MANNER TO ENSURE THAT, ABSENT SPECIAL CIRCUMSTANCES, THE PROXY GATHERING AND PROXY VOTING STEPS NOTED ABOVE CAN BE COMPLETED BEFORE THE APPLICABLE DEADLINE FOR RETURNING PROXY VOTES.

RECORDKEEPING

WESTERN ASSET MAINTAINS RECORDS OF PROXIES VOTED PURSUANT TO SECTION 204-2 OF THE ADVISERS ACT AND ERISA DOL BULLETIN 94-2. THESE RECORDS INCLUDE:

    A. A COPY OF WESTERN ASSET'S POLICIES AND PROCEDURES.

    B. COPIES OF PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES.

    C. A COPY OF ANY DOCUMENT CREATED BY WESTERN ASSET THAT WAS MATERIAL TO MAKING A DECISION HOW TO VOTE PROXIES.

    D. EACH WRITTEN CLIENT REQUEST FOR PROXY VOTING RECORDS AND WESTERN ASSET'S WRITTEN RESPONSE TO BOTH VERBAL AND WRITTEN CLIENT REQUESTS.

    E. A PROXY LOG INCLUDING:

       1. ISSUER NAME;

       2. EXCHANGE TICKER SYMBOL OF THE ISSUER'S SHARES TO BE VOTED;

       3. COUNCIL ON UNIFORM SECURITIES IDENTIFICATION PROCEDURES ("CUSIP") NUMBER FOR THE SHARES TO BE VOTED;

       4. A BRIEF IDENTIFICATION OF THE MATTER VOTED ON;

       5. WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR BY A SHAREHOLDER OF THE ISSUER;

       6. WHETHER A VOTE WAS CAST ON THE MATTER;

       7. A RECORD OF HOW THE VOTE WAS CAST; AND

       8. WHETHER THE VOTE WAS CAST FOR OR AGAINST THE RECOMMENDATION OF THE ISSUER'S MANAGEMENT TEAM.

RECORDS ARE MAINTAINED IN AN EASILY ACCESSIBLE PLACE FOR FIVE YEARS, THE FIRST TWO IN WESTERN ASSET'S OFFICES.

DISCLOSURE

WESTERN ASSET'S PROXY POLICIES ARE DESCRIBED IN THE FIRM'S PART II OF FORM ADV. CLIENTS WILL BE PROVIDED A COPY OF THESE POLICIES AND PROCEDURES UPON REQUEST. IN ADDITION, UPON REQUEST, CLIENTS MAY RECEIVE REPORTS ON HOW THEIR PROXIES HAVE BEEN VOTED.

CONFLICTS OF INTEREST

ALL PROXIES ARE REVIEWED BY THE COMPLIANCE DEPARTMENT FOR MATERIAL CONFLICTS OF INTEREST. ISSUES TO BE REVIEWED INCLUDE, BUT ARE NOT LIMITED TO:

       1. WHETHER WESTERN (OR, TO THE EXTENT REQUIRED TO BE CONSIDERED BY APPLICABLE LAW, ITS AFFILIATES) MANAGES ASSETS FOR THE COMPANY OR AN EMPLOYEE GROUP OF THE COMPANY OR OTHERWISE HAS AN INTEREST IN THE COMPANY;

       2. WHETHER WESTERN OR AN OFFICER OR DIRECTOR OF WESTERN OR THE APPLICABLE PORTFOLIO MANAGER OR ANALYST RESPONSIBLE FOR RECOMMENDING THE PROXY VOTE (TOGETHER, "VOTING PERSONS") IS A CLOSE RELATIVE OF OR HAS A PERSONAL OR BUSINESS RELATIONSHIP WITH AN EXECUTIVE, DIRECTOR OR PERSON WHO IS A CANDIDATE FOR DIRECTOR OF THE COMPANY OR IS A PARTICIPANT IN A PROXY CONTEST; AND

       3. WHETHER THERE IS ANY OTHER BUSINESS OR PERSONAL RELATIONSHIP WHERE A VOTING PERSON HAS A PERSONAL INTEREST IN THE OUTCOME OF THE MATTER BEFORE SHAREHOLDERS.

VOTING GUIDELINES

WESTERN ASSET'S SUBSTANTIVE VOTING DECISIONS TURN ON THE PARTICULAR FACTS AND CIRCUMSTANCES OF EACH PROXY VOTE AND ARE EVALUATED BY THE DESIGNATED RESEARCH ANALYST OR PORTFOLIO MANAGER. THE EXAMPLES OUTLINED BELOW ARE MEANT AS GUIDELINES TO AID IN THE DECISION MAKING PROCESS.

GUIDELINES ARE GROUPED ACCORDING TO THE TYPES OF PROPOSALS GENERALLY PRESENTED TO SHAREHOLDERS. PART I DEALS WITH PROPOSALS WHICH HAVE BEEN APPROVED AND ARE RECOMMENDED BY A COMPANY'S BOARD OF DIRECTORS; PART II DEALS WITH PROPOSALS SUBMITTED BY SHAREHOLDERS FOR INCLUSION IN PROXY STATEMENTS; PART III ADDRESSES ISSUES RELATING TO VOTING SHARES OF INVESTMENT COMPANIES; AND PART IV ADDRESSES UNIQUE CONSIDERATIONS PERTAINING TO FOREIGN ISSUERS.

    I. Board Approved Proposals

THE VAST MAJORITY OF MATTERS PRESENTED TO SHAREHOLDERS FOR A VOTE INVOLVE PROPOSALS MADE BY A COMPANY ITSELF THAT HAVE BEEN APPROVED AND RECOMMENDED BY ITS BOARD OF DIRECTORS. IN VIEW OF THE ENHANCED CORPORATE GOVERNANCE PRACTICES CURRENTLY BEING IMPLEMENTED IN PUBLIC COMPANIES, WESTERN ASSET GENERALLY VOTES IN SUPPORT OF DECISIONS REACHED BY INDEPENDENT BOARDS OF DIRECTORS. MORE SPECIFIC GUIDELINES RELATED TO CERTAIN BOARD-APPROVED PROPOSALS ARE AS FOLLOWS:

       1. Matters relating to the Board of Directors

       Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

       a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

       b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

       c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

       d. Votes are cast on a case-by-case basis in contested elections of directors.

       2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

           a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

           b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

           c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

           d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

       3. Matters relating to Capitalization

             The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

           a. Western Asset votes for proposals relating to the authorization of additional common stock.

           b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

           c. Western Asset votes for proposals authorizing share repurchase programs.

       4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions Western Asset votes these issues on a case-by-case basis on board-approved transactions.

       5. Matters relating to Anti-Takeover Measures

             Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

           a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

           b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

       6. Other Business Matters

             Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

           a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

           b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

   II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

       1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

       2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

       3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

   III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

       1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

       2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

   IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

       1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

       2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

       3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

       4. Western Asset votes on a case-by-case basis on proposals relating to
       (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

   Retirement Accounts

   For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor ("DOL") has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

   In order to comply with the DOL's position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that:
(a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

                                   Appendix C

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     MET/AIM CAPITAL APPRECIATION PORTFOLIO
                         A I M CAPITAL MANAGEMENT, INC.



                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                              TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------
                                 (A)                       (B)
                        REGISTERED INVESTMENT         OTHER POOLED                 (C)
  (A)(1) PORTFOLIO            COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S NAME    --------------------------  ----------------------  ----------------------
   (AS LISTED IN     NUMBER OF                   NUMBER OF     TOTAL     NUMBER OF     TOTAL
    PROSPECTUS)       ACCOUNTS    TOTAL ASSETS    ACCOUNTS     ASSETS     ACCOUNTS     ASSETS
-------------------  ---------  ---------------  ---------  -----------  ---------  -----------
Kirk L. Anderson         13     $11,450,849,763      1      $68,417,684     212     $30,573,409
James G. Birdsall        13     $12,612,998,696      1      $68,417,684     212     $30,573,409
Robert J. Lloyd           7     $ 9,540,915,336      1      $68,417,684     212     $30,573,409
Lanny H. Sachnowitz      14     $18,429,265,426      1      $68,417,684     212     $30,573,409

                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                        ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                        RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                    PERFORMANCE OF THE ACCOUNT
                     -------------------------------------------------------
                            (A)                (B)
                         REGISTERED        OTHER POOLED
                         INVESTMENT         INVESTMENT            (C)
  (A)(1) PORTFOLIO       COMPANIES           VEHICLES        OTHER ACCOUNTS
   MANAGER'S NAME    -----------------  -----------------  -----------------
   (AS LISTED IN     NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
    PROSPECTUS)       ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
-------------------  ---------  ------  ---------  ------  ---------  ------
Kirk L. Anderson        None     None      None     None      None     None
James G. Birdsall       None     None      None     None      None     None
Robert J. Lloyd         None     None      None     None      None     None
Lanny H. Sachnowitz     None     None      None     None      None     None

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                     OVER
 PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Kirk L. Anderson       X
James G. Birdsall      X
Robert J. Lloyd        X
Lanny H. Sachnowitz    X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS:

          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

          . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

          . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

          . With respect to securities transactions for the funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

          . Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

          AIM and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(C) COMPENSATION

     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

..    BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

..    ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would result in compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

..    EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

..    PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

..    PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                       MET/AIM SMALL CAP GROWTH PORTFOLIO
                         A I M CAPITAL MANAGEMENT, INC.



                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
                      THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                    -----------------------------------------------------------------
                               (A)                     (B)
                      REGISTERED INVESTMENT        OTHER POOLED            (C)
 (A)(1) PORTFOLIO           COMPANIES          INVESTMENT VEHICLES    OTHER ACCOUNTS
  MANAGER'S NAME    -------------------------  -------------------  -----------------
   (AS LISTED IN    NUMBER OF                  NUMBER OF   TOTAL    NUMBER OF   TOTAL
    PROSPECTUS)      ACCOUNTS   TOTAL ASSETS    ACCOUNTS  ASSETS     ACCOUNTS  ASSETS
------------------  ---------  --------------  ---------  --------  ---------  ------
Juliet S. Ellis         8      $2,488,194,889     None      None       None     None
Juan R. Hartsfield      6      $2,016,636,690     None      None       None     None

                      (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                       ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                       RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                   PERFORMANCE OF THE ACCOUNT
                    -------------------------------------------------------
                           (A)                (B)
                        REGISTERED        OTHER POOLED
                        INVESTMENT         INVESTMENT            (C)
 (A)(1) PORTFOLIO       COMPANIES           VEHICLES        OTHER ACCOUNTS
  MANAGER'S NAME    -----------------  -----------------  -----------------
   (AS LISTED IN    NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
    PROSPECTUS)      ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
------------------  ---------  ------  ---------  ------  ---------  ------
Juliet S. Ellis        None     None      None     None      None     None
Juan R. Hartsfield     None     None      None     None      None     None

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                    OVER
 PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Juliet S. Ellis       X
Juan R. Hartsfield    X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS:

          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

          . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

          . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

          . With respect to securities transactions for the funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

          . Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

          AIM and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(C) COMPENSATION

     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

..    BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

..    ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would result in compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

..    EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

..    PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

..    PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                    BATTERYMARCH GROWTH AND INCOME PORTFOLIO
                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.


                               (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                     TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                            --------------------------------------------------------------------------

                                       (A)                      (B)
                              REGISTERED INVESTMENT        OTHER POOLED                  (C)
                                    COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
     (A)(1) PORTFOLIO       ------------------------  ----------------------  ------------------------
      MANAGER'S NAME         NUMBER                    NUMBER                  NUMBER
       (AS LISTED IN           OF          TOTAL         OF         TOTAL        OF          TOTAL
        PROSPECTUS)         ACCOUNTS      ASSETS      ACCOUNTS     ASSETS     ACCOUNTS      ASSETS
--------------------------  --------  --------------  --------  ------------  --------  --------------
Yu-Nien (Charles) Ko, CFA       4     $1,008,108,353      12    $760,094,727     163    $8,165,750,526
Stephen A. Lanzendorf, CFA      4     $1,008,108,353      12    $760,094,727     163    $8,165,750,526

                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                              ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                            WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                            -----------------------------------------------------------------
                                    (A)                  (B)
                                REGISTERED          OTHER POOLED
                                INVESTMENT           INVESTMENT                 (C)
                                 COMPANIES            VEHICLES            OTHER ACCOUNTS
     (A)(1) PORTFOLIO        ----------------  ---------------------  ----------------------
      MANAGER'S NAME          NUMBER            NUMBER                 NUMBER
       (AS LISTED IN            OF      TOTAL     OF         TOTAL       OF         TOTAL
        PROSPECTUS)          ACCOUNTS  ASSETS  ACCOUNTS     ASSETS    ACCOUNTS     ASSETS
--------------------------   --------  ------  --------  -----------  --------  ------------
Yu-Nien (Charles) Ko, CFA        0       $0        1     $40,824,704     10     $716,093,976
Stephen A. Lanzendorf, CFA       0       $0        1     $40,824,704     10     $716,093,976

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

Allocation of Investment Opportunities
--------------------------------------

If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations.

Opposite (i.e., Contradictory) Transactions in Securities
---------------------------------------------------------

Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

Personal Securities Transactions
--------------------------------

Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by

Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.

(B) COMPENSATION

Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

..    Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

..    Portfolio manager assistance in servicing clients; and

..    Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                            OVER
     PORTFOLIO MANAGER      NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
--------------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------

Yu-Nien (Charles) Ko, CFA    X
Stephen A. Lanzendorf, CFA   X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                      BATTERYMARCH MID-CAP STOCK PORTFOLIO
                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.


                               (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                     TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                            --------------------------------------------------------------------------

                                       (A)                      (B)
                              REGISTERED INVESTMENT        OTHER POOLED                  (C)
                                    COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
     (A)(1) PORTFOLIO       ------------------------  ----------------------  ------------------------
      MANAGER'S NAME         NUMBER                    NUMBER                  NUMBER
       (AS LISTED IN           OF          TOTAL         OF         TOTAL        OF          TOTAL
        PROSPECTUS)         ACCOUNTS      ASSETS      ACCOUNTS     ASSETS     ACCOUNTS      ASSETS
--------------------------  --------  --------------  --------  ------------  --------  --------------
Yu-Nien (Charles) Ko, CFA       4     $1,008,108,353      12    $760,094,727     163    $8,165,750,526
Stephen A. Lanzendorf, CFA      4     $1,008,108,353      12    $760,094,727     163    $8,165,750,526

                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                              ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                            WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                            -----------------------------------------------------------------
                                    (A)                  (B)
                                REGISTERED          OTHER POOLED
                                INVESTMENT           INVESTMENT                 (C)
                                 COMPANIES            VEHICLES            OTHER ACCOUNTS
     (A)(1) PORTFOLIO        ----------------  ---------------------  ----------------------
      MANAGER'S NAME          NUMBER            NUMBER                 NUMBER
       (AS LISTED IN            OF      TOTAL     OF         TOTAL       OF         TOTAL
        PROSPECTUS)          ACCOUNTS  ASSETS  ACCOUNTS     ASSETS    ACCOUNTS     ASSETS
--------------------------   --------  ------  --------  -----------  --------  ------------
Yu-Nien (Charles) Ko, CFA        0       $0        1     $40,824,704     10     $716,093,976
Stephen A. Lanzendorf, CFA       0       $0        1     $40,824,704     10     $716,093,976

(A)(4)  DESCRIPTION OF ANY MATERIAL CONFLICTS

Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

Allocation of Investment Opportunities
--------------------------------------

If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations.

Opposite (i.e., Contradictory) Transactions in Securities
---------------------------------------------------------

Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

Personal Securities Transactions
--------------------------------

Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by

Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.

(B) COMPENSATION

Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

..    Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

..    Portfolio manager assistance in servicing clients; and

..    Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                            $500,001-     OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  ----------  ----------

Yu-Nien (Charles)
Ko, CFA             X
Stephen A.
Lanzendorf, CFA     X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                  LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.


                               (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                     TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                            --------------------------------------------------------------------------

                                       (A)                      (B)
                              REGISTERED INVESTMENT        OTHER POOLED                  (C)
                                    COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
     (A)(1) PORTFOLIO       ------------------------  ----------------------  ------------------------
      MANAGER'S NAME         NUMBER                    NUMBER                  NUMBER
       (AS LISTED IN           OF          TOTAL         OF         TOTAL        OF          TOTAL
        PROSPECTUS)         ACCOUNTS      ASSETS      ACCOUNTS     ASSETS     ACCOUNTS      ASSETS
--------------------------  --------  --------------  --------  ------------  --------  --------------
Yu-Nien (Charles) Ko, CFA       4     $1,008,108,353      12    $760,094,727     163    $8,165,750,526
Stephen A. Lanzendorf, CFA      4     $1,008,108,353      12    $760,094,727     163    $8,165,750,526

                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                              ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                            WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                            -----------------------------------------------------------------
                                    (A)                  (B)
                                REGISTERED          OTHER POOLED
                                INVESTMENT           INVESTMENT                 (C)
                                 COMPANIES            VEHICLES            OTHER ACCOUNTS
     (A)(1) PORTFOLIO        ----------------  ---------------------  ----------------------
      MANAGER'S NAME          NUMBER            NUMBER                 NUMBER
       (AS LISTED IN            OF      TOTAL     OF         TOTAL       OF         TOTAL
        PROSPECTUS)          ACCOUNTS  ASSETS  ACCOUNTS     ASSETS    ACCOUNTS     ASSETS
--------------------------   --------  ------  --------  -----------  --------  ------------
Yu-Nien (Charles) Ko, CFA        0       $0        1     $40,824,704     10     $716,093,976
Stephen A. Lanzendorf, CFA       0       $0        1     $40,824,704     10     $716,093,976

(A)(4)  DESCRIPTION OF ANY MATERIAL CONFLICTS

Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

Allocation of Investment Opportunities
--------------------------------------

If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations.

Opposite (i.e., Contradictory) Transactions in Securities
---------------------------------------------------------

Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

Personal Securities Transactions
--------------------------------

Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.

(B) COMPENSATION

Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

..    Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

..    Portfolio manager assistance in servicing clients; and

..    Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                      $100,001-    $500,001-      OVER
     PORTFOLIO MANAGER       NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000    $500,000   $1,000,000   $1,000,000
--------------------------   ----   ----------   ---------------   ----------------   ---------   ----------   ----------
Yu-Nien (Charles) Ko, CFA      X
Stephen A. Lanzendorf, CFA     X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                                                         MET INVESTORS SERIES TRUST
                                                      DREMAN SMALL-CAP VALUE PORTFOLIO
                                                         DREMAN VALUE MANAGEMENT LLC
                 ---------------------------------------------------------------------------------------------------------------
(A)(1)           (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH      (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
PORTFOLIO        CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
MANAGER'S        WITHIN EACH CATEGORY                                     RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
NAME                                                                      PERFORMANCE OF THE ACCOUNT
(AS LISTED IN
PROSPECTUS)
                 ---------------------------------------------------------------------------------------------------------------
                        (A)                  (B)              (C)                (A)               (B)               (C)
                     REGISTERED         OTHER POOLED     OTHER ACCOUNTS       REGISTERED      OTHER POOLED     OTHER ACCOUNTS
                     INVESTMENT          INVESTMENT                           INVESTMENT       INVESTMENT
                     COMPANIES            VEHICLES                            COMPANIES         VEHICLES
                 ---------- -------- --------- ------- --------- -------- --------- ------- --------- ------- --------- --------
                  NUMBER OF  TOTAL   NUMBER OF  TOTAL  NUMBER OF  TOTAL   NUMBER OF  TOTAL  NUMBER OF  TOTAL  NUMBER OF  TOTAL
                  ACCOUNTS   ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
---------------- ---------- -------- --------- ------- --------- -------- --------- ------- --------- ------- --------- --------
DAVID DREMAN          18    $ 11.7       3      $ 4.8      108    $ 2.8        0      $ 0       0       $ 0       0       $ 0
                            BILLION             MILLION           BILLION
---------------- ---------- -------- --------- ------- --------- -------- --------- ------- --------- ------- --------- --------
NELSON WOODARD        4     $ 3          0      $ 0        14     $ 94         0      $ 0       0       $ 0       0       $ 0
                            BILLION                               MILLION
---------------- ---------- -------- --------- ------- --------- -------- --------- ------- --------- ------- --------- --------

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the advisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

(B) COMPENSATION

The Funds have been advised that the advisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The Advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the advisor's compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund's performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the advisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The advisor's membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the advisor's profit sharing plan, a defined contribution plan that allows the advisor to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The advisor's profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the advisor's profit sharing plan vest over a specified term. Finally all employees of the advisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

        (i) Relative ranking of the Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

        (ii) Relative performance of the Fund's performance against the pre-determined indices for the product strategy against which the Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index.

        (iii) Performance of the Fund's portfolio measured through attribution analysis models which analyses the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

                (i) Ability to work well with other members of the investment professional team and mentor junior members

                (ii) Contributions to the organizational overall success with new product strategies

                (iii) Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER    NONE    $1-$10,000    $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-      OVER
                                                                                                    $1,000,000   $1,000,000
------------------  ------  -----------    ---------------   ----------------   -----------------   ----------   ---------------
David Dreman        XXX
------------------  ------  -----------    ---------------   ----------------   -----------------   ----------   ---------------
Nelson Woodard      XXX
------------------  ------  -----------    ---------------   ----------------   -----------------   ----------   ---------------

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                         FEDERATED HIGH YIELD PORTFOLIO
                     FEDERATED INVESTMENT MANAGEMENT COMPANY


                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -----------------------------------------------------------------
                             (A)                   (B)
                    REGISTERED INVESTMENT      OTHER POOLED            (C)
                          COMPANIES        INVESTMENT VEHICLES    OTHER ACCOUNTS
(A)(1) PORTFOLIO    ---------------------  -------------------  -----------------
 MANAGER'S NAME       NUMBER                 NUMBER              NUMBER
  (AS LISTED IN         OF       TOTAL         OF      TOTAL       OF      TOTAL
   PROSPECTUS)       ACCOUNTS    ASSETS     ACCOUNTS   ASSETS   ACCOUNTS   ASSETS
----------------     --------  ---------    --------  -------   --------  -------
Mark E. Durbaino        10     $4,558.37        3     $317.78       4     $123.19
Nathan H. Kehm           8     $3,468.10        1     $ 60.66       2     $ 84.68

                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2)  NUMBER OF ACCOUNTS
                  AND THE TOTAL ASSETS IN THE ACCOUNTS WITH  RESPECT TO WHICH
                  THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  --------------------------------------------------------------
                              (A)               (B)
                          REGISTERED       OTHER POOLED
                          INVESTMENT        INVESTMENT            (C)
                           COMPANIES         VEHICLES       OTHER ACCOUNTS
(A)(1) PORTFOLIO       ----------------  ----------------  ----------------
 MANAGER'S NAME         NUMBER            NUMBER            NUMBER
  (AS LISTED IN           OF      TOTAL     OF      TOTAL     OF      TOTAL
   PROSPECTUS)         ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
----------------       --------  ------  --------  ------  --------  ------
Mark E. Durbaino           0       $0        0       $0        0       $0
Nathan H. Kehm             0       $0        0       $0        0       $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

(B) COMPENSATION

Portfolio Managers are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e. Lehman Brothers U.S. Corporate High Yield 2% Issuer Constrained Index), and on a rolling 3 and 5 calendar year pre-tax total return basis vs. a designated peer group of comparable funds (e.g., a subset of funds in the same category as established by Lipper). These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years; funds with less than one year of performance history under the portfolio manager may be excluded. As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. Investment performance is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for Taxable Fixed Income funds. A portion of the IPP score is based on Federated's senior management's assessment of team contributions.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Client Satisfaction and Service is assessed by Federated's senior management based on the quality, amount and effectiveness of client support, with input from sales management.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated's overall financial targets are not achieved.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                             $100,001-    $500,001-      OVER
PORTFOLIO MANAGER   NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000    $500,000   $1,000,000   $1,000,000
-----------------   ----   ----------   ---------------   ----------------   ---------   ----------   ----------
Mark E. Durbaino      X
Nathan H. Kehm        X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                            LAZARD MID-CAP PORTFOLIO
                            LAZARD ASSET MANAGEMENT.



                                  (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                        TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                            --------------------------------------------------------------------------------

                                        (A)                       (B)
                               REGISTERED INVESTMENT         OTHER POOLED                      (C)
                                     COMPANIES            INVESTMENT VEHICLES            OTHER ACCOUNTS
     (A)(1) PORTFOLIO       --------------------------  -----------------------  ---------------------------
      MANAGER'S NAME         NUMBER                      NUMBER                   NUMBER
       (AS LISTED IN           OF           TOTAL          OF         TOTAL         OF           TOTAL
        PROSPECTUS)         ACCOUNTS       ASSETS       ACCOUNTS     ASSETS      ACCOUNTS       ASSETS
--------------------------  --------  ----------------  --------  -------------  --------  -----------------
Christopher Blake               6     3,317,801,957.53    2       55,208,186.37     90      1,863,129,560.37
Gary Buesser                    6     3,317,801,957.53    2       55,208,186.37     87      1,525,655,324.82
Robert A. Failla                6     3,317,801,957.53    2       55,208,186.37     84      1,139,540,137.58
Andrew D. Lacey                12     3,587,586,170.13    6       79,336,433.92   1258     12,434,101,835.74

                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                              ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                            WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                            -----------------------------------------------------------------
                                         (A)                (B)
                                     REGISTERED        OTHER POOLED
                                     INVESTMENT         INVESTMENT            (C)
                                      COMPANIES          VEHICLES       OTHER ACCOUNTS
     (A)(1) PORTFOLIO              ----------------  ----------------  ----------------
      MANAGER'S NAME                NUMBER            NUMBER            NUMBER
       (AS LISTED IN                  OF      TOTAL     OF      TOTAL     OF      TOTAL
        PROSPECTUS)                ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
--------------------------         --------  ------  --------  ------  --------  ------
Christopher Blake                      0       $ 0               $ 0               $ 0
Gary Buesser                           0       $ 0               $ 0               $ 0
Robert A. Failla                       0       $ 0               $ 0               $ 0
Andrew D. Lacey                        0       $ 0               $ 0               $ 0

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
Christopher Blake   X
Gary Buesser        X
Robert A. Failla    X
Andrew D. Lacey     X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (E.G., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

(C) COMPENSATION

Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors:
(i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts;
(iii) ability and willingness to develop and share ideas on a team basis; and
(iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                        LEGG MASON VALUE EQUITY PORTFOLIO
                       LEGG MASON CAPITAL MANAGEMENT, INC.

                  (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                        TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  --------------------------------------------------------------------

                             (A)                     (B)
                    REGISTERED INVESTMENT       OTHER POOLED               (C)
                          COMPANIES          INVESTMENT VEHICLES     OTHER ACCOUNTS
(A)(1) PORTFOLIO  -----------------------  ---------------------  --------------------
 MANAGER'S NAME     NUMBER                   NUMBER                  NUMBER
  (AS LISTED IN       OF        TOTAL          OF        TOTAL         OF      TOTAL
   PROSPECTUS)     ACCOUNTS     ASSETS      ACCOUNTS    ASSETS      ACCOUNTS  ASSETS
----------------   --------  ------------   --------  ----------    --------  ------
Mary Chris Gay*        6     $2.4 billion      16     $8 billion                 $

                        (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                  WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  -----------------------------------------------------------------
                          (A)                  (B)
                      REGISTERED          OTHER POOLED
                      INVESTMENT           INVESTMENT                (C)
                       COMPANIES            VEHICLES           OTHER ACCOUNTS
(A)(1) PORTFOLIO   ----------------  ---------------------  --------------------
 MANAGER'S NAME     NUMBER            NUMBER                 NUMBER
  (AS LISTED IN       OF      TOTAL     OF        TOTAL        OF        TOTAL
   PROSPECTUS)     ACCOUNTS  ASSETS  ACCOUNTS     ASSETS    ACCOUNTS    ASSETS
----------------   --------  ------  --------  -----------  --------  ----------
Mary Chris Gay*    1     $289million

*Bill Miller, Chief Investment Officer of Legg Mason Capital Management, Inc. ("LMCM"), manages a master portfolio that serves as a model for the Fund. Ms. Gay, however, is solely responsible for the day-to-day management of the Fund and for implementing the investment strategies pursued by the master portfolio, subject to the Fund's investment objectives, restrictions, cash flows, and other considerations.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

          The fact that the Portfolio Manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the Portfolio Manager may decide to purchase or sell the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, the Portfolio Manager will generally combine client orders (i.e., enter a "bunched" order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order. The investment manager may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

          In the opinion of the investment manager for the Fund, the Portfolio Manager's simultaneous management of the Fund and other accounts does not create any material conflicts of interests.

(B) COMPENSATION

          The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager's contribution to the investment manager's research process, and trends in industry compensation levels and practices.

          The Portfolio Manager is also eligible to receive stock options from Legg Mason based upon an assessment of the Portfolio Manager's contribution to the success of the company, as well employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                            $500,001-     OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  ----------  ----------
Mary Chris Gay       X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                      GOLDMAN SACHS MID CAP VALUE PORTFOLIO
                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.


                    (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
                      THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                   -------------------------------------------------------------------
                             (A)                    (B)
                         REGISTERED            OTHER POOLED
                         INVESTMENT             INVESTMENT                (C)
(A)(1) PORTFOLIO          COMPANIES              VEHICLES            OTHER ACCOUNTS
 MANAGER'S NAME    ---------------------   --------------------   --------------------
 (AS LISTED IN     NUMBER OF     TOTAL     NUMBER OF     TOTAL    NUMBER OF     TOTAL
   PROSPECTUS)      ACCOUNTS     ASSETS     ACCOUNTS    ASSETS     ACCOUNTS    ASSETS
----------------   ---------   ---------   ---------   --------   ---------   --------
Eileen Rominger        27      $13.2 bil       2       $290 mil      302      $6.8 bil
Andy Braun             19      $10.4 bil       2       $290 mil      271      $6.0 bil

                     (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
                    AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
                        ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                   ----------------------------------------------------------------
                           (A)                   (B)
                       REGISTERED           OTHER POOLED
                       INVESTMENT            INVESTMENT                (C)
(A)(1) PORTFOLIO        COMPANIES             VEHICLES            OTHER ACCOUNTS
 MANAGER'S NAME    ------------------   --------------------   --------------------
 (AS LISTED IN     NUMBER OF    TOTAL   NUMBER OF     TOTAL    NUMBER OF     TOTAL
   PROSPECTUS)      ACCOUNTS   ASSETS    ACCOUNTS    ASSETS     ACCOUNTS    ASSETS
----------------   ---------   ------   ---------   --------   ---------   --------
Eileen Rominger        0         $0         2       $290 mil       2       $229 mil
Andy Braun             0         $0         2       $290 mil       1       $112 mil

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Goldman Sachs Asset Management, L.P. ("GSAM")'s s Portfolio Managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A Portfolio Mnager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for compliance with these policies.

(B) COMPENSATION

GSAM and the GSAM Value Team's (the "Value Team") compensation package for its portfolio mangers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

     .    Individual performance (relative, absolute)

     .    Team Performance (relative, absolute)

     .    Consistent performance that aligns with clients' objectives

     .    Achievement of top rankings (relative and competitive)

The investment performance mentioned above is considered only on a pre-tax basis. As it relates to relative performance, the benchmark for this Fund is the Russell Mid Cap Value Index. As mentioned above, performance is measured on a 3 year basis.

Other Compensation. In addition to base salary and performance bonus, GSAM has a
-------------------
number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman, Sachs & Co.'s overall financial performance.

(C) OWNERSHIP OF SECURITIES(i) SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Eileen Rominger    X
Andy Braun         X

DUE TO GSAM'S INTERNAL POLICIES, GSAM PORTFOLIO MANAGERS ARE GENERALLY PROHIBITED FROM PURCHASING SHARES OF SUB-ADVISED FUNDS FOR WHICH THEY HAVE PRIMARY RESPONSIBILITY.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     HARRIS OAKMARK INTERNATIONAL PORTFOLIO
                             HARRIS ASSOCIATES L.P.



                         (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                       AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  ----------------------------------------------------------------------------

                             (A)                       (B)
                    REGISTERED INVESTMENT         OTHER POOLED                    (C)
                          COMPANIES            INVESTMENT VEHICLES          OTHER ACCOUNTS
(A)(1) PORTFOLIO  ------------------------  ------------------------  ------------------------
 MANAGER'S NAME    NUMBER                    NUMBER                    NUMBER
   (AS LISTED        OF          TOTAL         OF          TOTAL         OF          TOTAL
 IN PROSPECTUS)   ACCOUNTS      ASSETS      ACCOUNTS      ASSETS      ACCOUNTS      ASSETS
----------------  --------  --------------  --------  --------------  --------  --------------
David G. Herro        6     $8,557,635,241      4     $4,914,778,412     14     $2,753,683,058
Robert A. Taylor      2     $2,346,444,340      4     $4,045,361,008      8     $1,146,150,220

                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                      ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS
                        WITH RESPECT TO WHICH THE ADVISORY FEE IS
                         BASED ON THE PERFORMANCE OF THE ACCOUNT
                  ----------------------------------------------------
                         (A)               (B)
                     REGISTERED       OTHER POOLED
                     INVESTMENT        INVESTMENT            (C)
                      COMPANIES         VEHICLES       OTHER ACCOUNTS
(A)(1) PORTFOLIO  ----------------  ----------------  ----------------
 MANAGER'S NAME    NUMBER            NUMBER            NUMBER
   (AS LISTED        OF      TOTAL     OF      TOTAL     OF      TOTAL
 IN PROSPECTUS)   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
----------------  --------  ------  --------  ------  --------  ------
David G. Herro        0        $0       0       $0        0       $0
Robert A. Taylor      0        $0       0       $0        0       $0

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
David G. Herro      X
Robert A. Taylor    X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, the Adviser makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is the Adviser's policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.

The Adviser has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

(C) COMPENSATION

David G. Herro and Robert A. Taylor are portfolio managers of the Harris Oakmark International Fund (the "Fund"). Each of the portfolio managers is an employee of Harris Associates L.P. (the "Firm"), a subadviser to the Portfolio. The portfolio managers are compensated solely by the Firm. Compensation for each of the portfolio managers is based on the Firm's assessment of the individual's long-term contribution to the investment success of the firm and is structured as follows:

     (1) Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

     (2) Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Firm's domestic and international investment groups is divided among the senior level employees of each group and is paid annually.

     (3) Participation in a long-term compensation plan that provides current compensation to certain key employees of the Firm and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of each portfolio manager's participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Firm's domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers' compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P500 and 40% Lehman Bond Index), Morgan Stanley Capital International EAFE (Europe, Australasia Far East) Index, and the Firm's approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over one and three-year periods and on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual's other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                        JANUS AGGRESSIVE GROWTH PORTFOLIO
                          JANUS CAPITAL MANAGEMENT LLC



                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                   AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -------------------------------------------------------------------

                             (A)                    (B)
                    REGISTERED INVESTMENT      OTHER POOLED               (C)
                          COMPANIES         INVESTMENT VEHICLES     OTHER ACCOUNTS
(A)(1) PORTFOLIO  ------------------------  -------------------  --------------------
 MANAGER'S NAME    NUMBER                    NUMBER               NUMBER
   (AS LISTED        OF          TOTAL         OF       TOTAL       OF        TOTAL
 IN PROSPECTUS)   ACCOUNTS      ASSETS      ACCOUNTS   ASSETS    ACCOUNTS    ASSETS
----------------  --------  --------------  --------  ---------  --------  ----------
Claire Young          4     $3,331,128,439      0         $0         3     $6,966,942

                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                      ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS
                        WITH RESPECT TO WHICH THE ADVISORY FEE IS
                         BASED ON THE PERFORMANCE OF THE ACCOUNT
                  ----------------------------------------------------
                         (A)               (B)
                     REGISTERED       OTHER POOLED
                     INVESTMENT        INVESTMENT            (C)
                      COMPANIES         VEHICLES       OTHER ACCOUNTS
(A)(1) PORTFOLIO  ----------------  ----------------  ----------------
 MANAGER'S NAME    NUMBER            NUMBER            NUMBER
   (AS LISTED        OF      TOTAL     OF      TOTAL     OF      TOTAL
 IN PROSPECTUS)   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
----------------  --------  ------  --------  ------  --------  ------
Claire Young          0       $0        0       $0       0        $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

(B) COMPENSATION

The following describes the structure and method of calculating the portfolio manager's compensation as of December 31, 2005.

The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund's Lipper peer group for compensation purposes is the Multi-Cap Growth Funds.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                        $10,001-   $50,001-   $100,001-    $500,001-      OVER
PORTFOLIO MANAGER   NONE   $1-$10,000    $50,000   $100,000    $500,000   $1,000,000   $1,000,000
-----------------   ----   ----------   --------   --------   ---------   ----------   ----------
Claire Young          X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                      JANUS CAPITAL APPRECIATION PORTFOLIO
                          JANUS CAPITAL MANAGEMENT LLC

                    (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                         TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                 -------------------------------------------------------------------------
                            (A)                      (B)
     (A)(1)        REGISTERED INVESTMENT         OTHER POOLED                 (C)
   PORTFOLIO             COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S     -------------------------  ----------------------  ----------------------
     NAME         NUMBER                     NUMBER                  NUMBER
 (AS LISTED IN      OF                         OF                      OF
  PROSPECTUS)    ACCOUNTS    TOTAL ASSETS   ACCOUNTS  TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
---------------  --------  ---------------  --------  ------------  --------  ------------
Scott Schoelzel     14     $14,967,221,942      1      $35,853,406     11     $167,783,944

                   (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS AND THE
                   TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
                                  BASED ON THE PERFORMANCE OF THE ACCOUNT
                 -------------------------------------------------------------------------
                            (A)                      (B)
     (A)(1)        REGISTERED INVESTMENT         OTHER POOLED                 (C)
   PORTFOLIO             COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S     -------------------------  ----------------------  ----------------------
     NAME         NUMBER                     NUMBER                  NUMBER
 (AS LISTED IN      OF                         OF                      OF
  PROSPECTUS)    ACCOUNTS    TOTAL ASSETS   ACCOUNTS  TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
---------------  --------  ---------------  --------  ------------  --------  ------------
Scott Schoelzel      0            $0            0          $0           0          $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

(B) COMPENSATION

The following describes the structure and method of calculating the portfolio manager's compensation as of December 31, 2005.

The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund's Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                        $10,001-   $50,001-   $100,001-    $500,001-      OVER
PORTFOLIO MANAGER   NONE   $1-$10,000    $50,000   $100,000    $500,000   $1,000,000   $1,000,000
-----------------   ----   ----------   --------   --------   ---------   ----------   ----------
Scott Schoelzel       X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                      LORD ABBETT BOND DEBENTURE PORTFOLIO
                             LORD, ABBETT & CO. LLC



                         (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
                          THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                       -------------------------------------------------------------------
                                (A)
                             REGISTERED                 (B)
                             INVESTMENT            OTHER POOLED                (C)
  (A)(1) PORTFOLIO           COMPANIES          INVESTMENT VEHICLES      OTHER ACCOUNTS
   MANAGER'S NAME      ---------------------   --------------------   --------------------
   (AS LISTED IN       NUMBER OF     TOTAL     NUMBER OF    TOTAL     NUMBER OF    TOTAL
    PROSPECTUS)         ACCOUNTS     ASSETS     ACCOUNTS    ASSETS     ACCOUNTS    ASSETS
--------------------   ---------   ---------   ---------   --------   ---------   --------
CHRISTOPHER J. TOWLE       13      $10,731.9       3       $1,165.9     5,356     $2,265.6

                          (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                       ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
                        TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF
                                               THE ACCOUNT
                       ------------------------------------------------------------
                              (A)                   (B)
                           REGISTERED          OTHER POOLED
                           INVESTMENT           INVESTMENT               (C)
  (A)(1) PORTFOLIO         COMPANIES             VEHICLES          OTHER ACCOUNTS
   MANAGER'S NAME      ------------------   ------------------   ------------------
   (AS LISTED IN       NUMBER OF    TOTAL   NUMBER OF    TOTAL   NUMBER OF    TOTAL
    PROSPECTUS)         ACCOUNTS   ASSETS    ACCOUNTS   ASSETS    ACCOUNTS   ASSETS
--------------------   ---------   ------   ---------   ------   ---------   ------
CHRISTOPHER J. TOWLE       0         $0         0         $0         0         $0

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                      OVER
  PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
--------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
CHRISTOPHER J. TOWLE  X

                           MET INVESTORS SERIES TRUST
                         LORD GROWTH & INCOME PORTFOLIO
                             LORD, ABBETT & CO. LLC


                      (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                        AND THE TOTAL ASSETS IN MILLIONS IN THE ACCOUNTS MANAGED
                                          WITHIN EACH CATEGORY
                    ----------------------------------------------------------------
                             (A)                   (B)
                         REGISTERED           OTHER POOLED
                         INVESTMENT            INVESTMENT               (C)
                          COMPANIES             VEHICLES           OTHER ACCOUNTS
 (A)(1) PORTFOLIO   --------------------   -----------------   ---------------------
  MANAGER'S NAME     NUMBER                 NUMBER              NUMBER
  (AS LISTED IN        OF         TOTAL       OF       TOTAL      OF         TOTAL
   PROSPECTUS)      ACCOUNTS     ASSETS    ACCOUNTS   ASSETS   ACCOUNTS     ASSETS
-----------------   --------   ---------   --------   ------   --------   ----------
ELI SALZMANN           12      $22,003.5      10      $794.3    51,040*   $18,334.4*
SHOLOM DINSKY          12      $22,003.5      10      $794.3    51,040*   $18,334.4*

                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN MILLIONS IN THE ACCOUNTS
                     WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                    PERFORMANCE OF THE ACCOUNT
                    ---------------------------------------------------------
                            (A)                 (B)
                        REGISTERED         OTHER POOLED
                        INVESTMENT          INVESTMENT             (C)
                         COMPANIES           VEHICLES         OTHER ACCOUNTS
 (A)(1) PORTFOLIO   -----------------   -----------------   -----------------
  MANAGER'S NAME     NUMBER              NUMBER              NUMBER
  (AS LISTED IN        OF       TOTAL      OF       TOTAL      OF       TOTAL
   PROSPECTUS)      ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS   ASSETS
-----------------   --------   ------   --------   ------   --------   ------
ELI SALZMANN            0        $0         0        $0         0        $0
SHOLOM DINSKY           0        $0         0        $0         0        $0

* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $214 million in total assets.

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

  PORTFOLIO                                                         $100,001-   $500,001-     OVER
   MANAGER     NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000   $500,000  $1,000,000  $1,000,000
-------------  ----  ----------  ---------------  ----------------  ---------  ----------  ----------
ELI SALZMANN   X
SHOLOM DINSKY  X

                           MET INVESTORS SERIES TRUST
                          LORD MID-CAP VALUE PORTFOLIO
                             LORD, ABBETT & CO. LLC


                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                        AND THE TOTAL ASSETS MILLIONS IN THE ACCOUNTS MANAGED WITHIN
                                               EACH CATEGORY
                      ---------------------------------------------------------------
                                (A)
                            REGISTERED              (B)
                            INVESTMENT          OTHER POOLED              (C)
                            COMPANIES       INVESTMENT VEHICLES    OTHER ACCOUNTS
  (A)(1) PORTFOLIO     -------------------  -------------------  ------------------
   MANAGER'S NAME       NUMBER                 NUMBER              NUMBER
    (AS LISTED IN         OF        TOTAL        OF      TOTAL       OF      TOTAL
     PROSPECTUS)       ACCOUNTS    ASSETS     ACCOUNTS  ASSETS    ACCOUNTS  ASSETS
--------------------   --------  ---------    --------  ------    --------  --------
EDWARD VON DER LINDE      11     $  14,806        1     $ 64.1      5,486   $2,852.8
HOWARD HANSEN             12     $16,712.9        2     $156.5      5,493*  $3,501.1*

                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
                       AND THE TOTAL ASSETS IN MILLIONS IN THE ACCOUNTS WITH RESPECT
                        TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE
                                                  ACCOUNT
                      ---------------------------------------------------------------
                                    (A)               (B)
                                REGISTERED       OTHER POOLED
                                INVESTMENT        INVESTMENT          (C)
                                 COMPANIES         VEHICLES      OTHER ACCOUNTS
  (A)(1) PORTFOLIO          ----------------  ----------------  ----------------
   MANAGER'S NAME            NUMBER            NUMBER            NUMBER
    (AS LISTED IN              OF      TOTAL     OF      TOTAL     OF      TOTAL
     PROSPECTUS)            ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
--------------------        --------  ------  --------  ------  --------  ------
EDWARD VON DER LINDE                  $       $         $                 $
HOWARD HANSEN                         $       $         $                 $

* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $435 million in total assets.

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                       OVER
  PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
--------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ------------
EDWARD VON DER LINDE  X
HOWARD HANSEN         X

                           MET INVESTORS SERIES TRUST
                   LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO
                             LORD, ABBETT & CO. LLC


                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                      AND THE TOTAL ASSETS IN MILLIONS IN THE ACCOUNTS MANAGED WITHIN
                                               EACH CATEGORY
                      ---------------------------------------------------------------
                                  (A)
                              REGISTERED              (B)
                              INVESTMENT          OTHER POOLED              (C)
                               COMPANIES      INVESTMENT VEHICLES    OTHER ACCOUNTS
  (A)(1) PORTFOLIO       -------------------  -------------------  ----------------
   MANAGER'S NAME         NUMBER                NUMBER              NUMBER
    (AS LISTED IN           OF        TOTAL       OF      TOTAL       OF      TOTAL
     PROSPECTUS)         ACCOUNTS    ASSETS    ACCOUNTS  ASSETS    ACCOUNTS  ASSETS
--------------------     --------  ---------   --------  ------    --------  ------
KEVIN P. FERGUSON           2        $905.6        2      $103.4      1       $14.2

                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
                       AND THE TOTAL ASSETS IN MILLIONS IN THE ACCOUNTS WITH RESPECT
                        TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE
                                                  ACCOUNT
                      ---------------------------------------------------------------
                                    (A)               (B)
                                REGISTERED       OTHER POOLED
                                INVESTMENT        INVESTMENT          (C)
                                 COMPANIES         VEHICLES      OTHER ACCOUNTS
  (A)(1) PORTFOLIO          ----------------  ----------------  ----------------
   MANAGER'S NAME            NUMBER            NUMBER            NUMBER
    (AS LISTED IN              OF      TOTAL     OF      TOTAL     OF      TOTAL
     PROSPECTUS)            ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
--------------------        --------  ------  --------  ------  --------  ------
KEVIN P. FERGUSON           0         $0      0         $0      0         $0

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                    OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  -----------
KEVIN P. FERGUSON  X

                           MET INVESTORS SERIES TRUST
                      LORD ABBETT AMERICA'S VALUE PORTFOLIO
                             LORD, ABBETT & CO. LLC


                            (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN
                           EACH CATEGORY AND THE TOTAL ASSETS IN MILLIONS IN
                               THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                      -----------------------------------------------------------
                               (A)                 (B)
                           REGISTERED         OTHER POOLED
                           INVESTMENT          INVESTMENT              (C)
                            COMPANIES           VEHICLES         OTHER ACCOUNTS
  (A)(1) PORTFOLIO    -------------------  ------------------  ------------------
   MANAGER'S NAME      NUMBER               NUMBER              NUMBER
     (AS LISTED          OF        TOTAL      OF       TOTAL      OF       TOTAL
   IN PROSPECTUS)     ACCOUNTS    ASSETS   ACCOUNTS   ASSETS   ACCOUNTS   ASSETS
--------------------  --------  ---------  --------  --------  --------  --------
EDWARD VON DER LINDE     11     $15,076.4      1     $   64.1    5,486   $2,852.8
CHRISTOPHER J. TOWLE     13     $12,256.7      3     $1,165.9    5,356   $2,265.6

                        (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER
                       OF ACCOUNTS AND THE TOTAL ASSETS IN MILLIONS IN THE
                       ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
                             BASED ON THE PERFORMANCE OF THE ACCOUNT
                      ----------------------------------------------------
                             (A)               (B)
                         REGISTERED       OTHER POOLED
                         INVESTMENT        INVESTMENT            (C)
                          COMPANIES         VEHICLES       OTHER ACCOUNTS
  (A)(1) PORTFOLIO    ----------------  ----------------  ----------------
   MANAGER'S NAME      NUMBER            NUMBER            NUMBER
     (AS LISTED          OF      TOTAL     OF      TOTAL     OF      TOTAL
   IN PROSPECTUS)     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
--------------------  --------  ------  --------  ------  --------  ------
EDWARD VON DER LINDE      0        $0       0       $0        0       $0
CHRISTOPHER J. TOWLE      0        $0       0       $0        0       $0

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                      OVER
  PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
--------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
EDWARD VON DER LINDE    X
CHRISTOPHER J. TOWLE    X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS

Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolios and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolios. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolios. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

(C) COMPENSATION

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO
                         LOOMIS, SAYLES & COMPANY, L.P.


                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                           TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  ----------------------------------------------------------------------------

                             (A)                       (B)
                    REGISTERED INVESTMENT    OTHER POOLED INVESTMENT             (C)
                          COMPANIES                 VEHICLES               OTHER ACCOUNTS
(A)(1) PORTFOLIO  ------------------------  ------------------------  ------------------------
 MANAGER'S NAME    NUMBER                    NUMBER                    NUMBER
  (AS LISTED IN      OF          TOTAL         OF          TOTAL         OF          TOTAL
   PROSPECTUS)    ACCOUNTS      ASSETS      ACCOUNTS      ASSETS      ACCOUNTS      ASSETS
----------------  --------  --------------  --------  --------------  --------  --------------
Mark B. Baribeau      8     $1,218,416,657      4     $1,806,654,241     152    $6,042,568,628
Daniel J. Fuss       12     $8,645,021,843      4     $  205,203,828      83    $8,799,793,627
Warren Koontz         3     $  119,481,539      0     $            0      36    $  684,869,499
David Rolley          3     $1,036,534,829      0     $            0      17    $    3,452,905

                   (A)(3) FOR EACH OF THE CATEGORIES IN (A)(2) NUMBER OF ACCOUNTS
                   AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
                       ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  ----------------------------------------------------------------
                         (A)                  (B)
                     REGISTERED          OTHER POOLED
                     INVESTMENT           INVESTMENT                  (C)
                      COMPANIES            VEHICLES             OTHER ACCOUNTS
(A)(1) PORTFOLIO  ----------------  ----------------------  ----------------------
 MANAGER'S NAME    NUMBER            NUMBER                  NUMBER
  (AS LISTED IN      OF      TOTAL     OF         TOTAL        OF         TOTAL
   PROSPECTUS)    ACCOUNTS  ASSETS  ACCOUNTS     ASSETS     ACCOUNTS     ASSETS
----------------  --------  ------  --------  ------------  --------  ------------
Mark B. Baribeau      0       $0        1     $141,403,237      0     $          0
Daniel J. Fuss        0       $0        0     $          0      4     $826,886,152
Warren Koontz         0       $0        0     $          0      0     $          0
David Rolley          0       $0        0     $          0      0     $          0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

(B) COMPENSATION

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components
- base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

BASE SALARY is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

VARIABLE COMPENSATION is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

FIXED INCOME MANAGERS. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The benchmarks used for the fixed income investment styles utilized for the Loomis Sayles Global Markets Portfolio are the Lehman Government/Credit Index, Lehman Global Aggregate Index and Citigroup World Government Bond Index.

The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower the percentage reflected above. Mr. Fuss also received fixed payments related to his continued service with the firm. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company's acquisition of Loomis Sayles' previous parent company.

EQUITY MANAGERS. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmarks used for the equity investment styles utilized for the Loomis Sayles Global Market Portfolio are the Russell 1000 Value Index and the Russell 1000 Growth Index.

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

EQUITY AND FIXED INCOME MANAGERS. Loomis Sayles has developed and implemented a LONG-TERM INCENTIVE PLAN to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

     . the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

     . upon retirement a participant will receive a multi-year payout for his or her vested units;

     . participation is contingent upon signing an award agreement, which includes a non-compete covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles PROFIT SHARING PLAN, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                     OVER
 PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Mark B. Baribeau       X
Daniel J. Fuss         X
Warren Koontz          X
David Rolley           X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                        MERCURY LARGE-CAP CORE PORTFOLIO
                     MERRILL LYNCH INVESTMENT MANAGERS, L.P.




                         (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
                          THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -----------------------------------------------------------------------------
                             (A)                        (B)
                    REGISTERED INVESTMENT           OTHER POOLED                  (C)
(A)(1) PORTFOLIO          COMPANIES             INVESTMENT VEHICLES          OTHER ACCOUNTS
 MANAGER'S NAME   -------------------------  -------------------------  -----------------------
  (AS LISTED IN   NUMBER OF                  NUMBER OF                  NUMBER OF
   PROSPECTUS)     ACCOUNTS   TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS    ACCOUNTS  TOTAL ASSETS
----------------  ---------  --------------  ---------  --------------  ---------  ------------
Robert C. Doll        17     $8,800,779,260      6      $4,683,450,973      4      $818,275,271

                    (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                     ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                     RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                 PERFORMANCE OF THE ACCOUNT
                  -------------------------------------------------------
                         (A)                (B)
                      REGISTERED        OTHER POOLED
                      INVESTMENT         INVESTMENT            (C)
(A)(1) PORTFOLIO      COMPANIES           VEHICLES        OTHER ACCOUNTS
 MANAGER'S NAME   -----------------  -----------------  -----------------
  (AS LISTED IN   NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
   PROSPECTUS)     ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
----------------  ---------  ------  ---------  ------  ---------  ------
Robert C. Doll        0        $0       0         $0        0        $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Portfolios and also for other clients advised by FAM and its affiliates, including other client accounts managed by a Portfolio's portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

To the extent that each Portfolio's portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.

(B) COMPENSATION

The Merrill Lynch Investment Manager (MLIM) Portfolio Manager compensation program is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

POLICIES AND PROCEDURES

          COMPENSATION PROGRAM

The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

          BASE SALARY

Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

          PERFORMANCE-BASED COMPENSATION

MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of CLIENT FOCUS, RESPECT FOR THE INDIVIDUAL, TEAMWORK, RESPONSIBLE CITIZENSHIP and INTEGRITY. All factors are considered collectively by MLIM management.

          CASH BONUS

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

          STOCK BONUS

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. PMs therefore have a direct incentive to protect ML's reputation for integrity.

          OTHER BENEFITS

Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                            OVER
     PORTFOLIO MANAGER      NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
--------------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Robert C. Doll                X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
   MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio,
                      MetLife Balanced Strategy Portfolio,
    MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio
                    (together "Asset Allocation Portfolios")

                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE TOTAL
                                 ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------
                                (A)                      (B)
                       REGISTERED INVESTMENT        OTHER POOLED                  (C)
                             COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
  (A)(1) PORTFOLIO   ------------------------  ----------------------  ------------------------
   MANAGER'S NAME     NUMBER                    NUMBER                  NUMBER
   (AS LISTED IN        OF          TOTAL         OF         TOTAL        OF          TOTAL
    PROSPECTUS)      ACCOUNTS      ASSETS      ACCOUNTS     ASSETS     ACCOUNTS      ASSETS
-------------------  --------  --------------  --------  ------------  --------  --------------
Elizabeth M. Forget      5     $8,745,645,638      0          $0           0           $0
Alan Leland              5     $8,745,645,638      0          $0           0           $0
Jason M. Kezelman        0     $            0      0          $0           0           $0
Darell A. Olson          5     $8,745,645,638      0          $0           0           $0

                     (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS AND THE
                     TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
                                       BASED ON THE PERFORMANCE OF THE ACCOUNT
                     --------------------------------------------------------------------------
                                (A)                      (B)
                       REGISTERED INVESTMENT        OTHER POOLED                  (C)
                             COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
  (A)(1) PORTFOLIO   ------------------------  ----------------------  ------------------------
   MANAGER'S NAME     NUMBER                    NUMBER                  NUMBER
   (AS LISTED IN        OF          TOTAL         OF         TOTAL        OF          TOTAL
    PROSPECTUS)      ACCOUNTS      ASSETS      ACCOUNTS     ASSETS     ACCOUNTS      ASSETS
-------------------  --------  --------------  --------  ------------  --------  --------------
Elizabeth M. Forget      0           $0            0          $0           0           $0
Alan Leland              0           $0            0          $0           0           $0
Jason M. Kezelman        0           $0            0          $0           0           $0
Darell A. Olson          0           $0            0          $0           0           $0

Anthony J. Dufault       5     $8,745,645,638      0          $0           0           $0
John F. Guthrie          5     $8,745,645,638      0          $0           0           $0
Thomas C. McDevitt       5     $8,745,645,638      0          $0           0           $0

Anthony J. Dufault       0           $0            0          $0           0           $0
John F. Guthrie          0           $0            0          $0           0           $0
Thomas C. McDevitt       0           $0            0          $0           0           $0

(A)(4)  DESCRIPTION OF ANY MATERIAL CONFLICTS

MetLife Advisers is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

(B) COMPENSATION

The portfolio managers for the Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees.

The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                            OVER
     PORTFOLIO MANAGER      NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
--------------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------

Elizabeth M. Forget          X
Alan Leland                  X
Bradley D. Rhoads            X
Darell A. Olson              X
Anthony J. Dufault           X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                    MFS(R) EMERGING MARKETS EQUITY PORTFOLIO
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY


                                             (A)(2) NUMBER
                        OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                       TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     ------------------------------------------------------------
                                                      (B)
                                (A)              OTHER POOLED
                       REGISTERED INVESTMENT      INVESTMENT           (C)
                             COMPANIES             VEHICLES       OTHER ACCOUNTS
  (A)(1) PORTFOLIO   ------------------------  ----------------  ----------------
   MANAGER'S NAME     NUMBER                    NUMBER            NUMBER
    (AS LISTED IN       OF          TOTAL         OF      TOTAL     OF      TOTAL
     PROSPECTUS)     ACCOUNTS      ASSETS*     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
-------------------  --------  --------------  --------  ------  --------  ------
Nicholas D. Smithie     4      $969.8 million      0       $0       0        $0

                          (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2)
                        NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE
                          ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY
                        FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                     ----------------------------------------------------
                            (A)               (B)
                        REGISTERED       OTHER POOLED
                        INVESTMENT        INVESTMENT            (C)
                         COMPANIES         VEHICLES       OTHER ACCOUNTS
  (A)(1) PORTFOLIO   ----------------  ----------------  ----------------
   MANAGER'S NAME     NUMBER            NUMBER            NUMBER
    (AS LISTED IN       OF      TOTAL     OF      TOTAL     OF     TOTAL
     PROSPECTUS)     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
-------------------  --------  ------  --------  ------  --------  ------
Nicholas D. Smithie     0        $0       0        $0       0        $0

*    Includes the portfolio

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address potential conflicts.

In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts with similar investment objectives managed by MFS or the subsidiary of MFS. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

(B) COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     . BASE SALARY - Base salary represents a relatively smaller percentage of a portfolio manager's total cash compensation (generally below 33%) than the manager's incentive compensation.

     . PERFORMANCE BONUS - Generally, incentive compensation represents a majority of a portfolio manager's total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors.

          . The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more disclose indices used with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

          . The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


                                                                                                                     OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Nicholas D. Smithie    X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                          MET INVESTORS SERIES TRUST
                   MFS(R) RESEARCH INTERNATIONAL PORTFOLIO
                   MASSACHUSETTS FINANCIAL SERVICES COMPANY


                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                             TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -------------------------------------------------------------------------------
                             (A)                        (B)
                    REGISTERED INVESTMENT          OTHER POOLED                    (C)
(A)(1) PORTFOLIO          COMPANIES             INVESTMENT VEHICLES           OTHER ACCOUNTS
 MANAGER'S NAME   -------------------------  -------------------------  -------------------------
 (AS LISTED IN    NUMBER OF       TOTAL      NUMBER OF       TOTAL      NUMBER OF       TOTAL
  PROSPECTUS)      ACCOUNTS      ASSETS*      ACCOUNTS      ASSETS       ACCOUNTS      ASSETS
----------------  ---------  --------------  ---------  --------------  ---------  --------------
Jose Luiz Garcia      5      $3.830 billion      1      $318.6 million      9      $2.411 billion
Thomas Melendez       6      $4.462 billion      2      $586.2 million      9      $2.411 billion


                   (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS AND THE
                   TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
                                   BASED ON THE PERFORMANCE OF THE ACCOUNT
                  -----------------------------------------------------------------------
                            (A)                    (B)
                   REGISTERED INVESTMENT       OTHER POOLED               (C)
(A)(1) PORTFOLIO         COMPANIES         INVESTMENT VEHICLES       OTHER ACCOUNTS
 MANAGER'S NAME   -----------------------  -------------------  -------------------------
 (AS LISTED IN    NUMBER OF                NUMBER OF    TOTAL   NUMBER OF       TOTAL
  PROSPECTUS)      ACCOUNTS  TOTAL ASSETS   ACCOUNTS   ASSETS    ACCOUNTS      ASSETS
----------------  ---------  ------------  ---------  --------  ---------  --------------
Jose Luiz Garcia      0           $0           0         $0         2      $1.208 billion
Thomas Melendez       0           $0           0         $0         2      $1.208 billion

* Includes the Portfolio

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address potential conflicts.

In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts with similar investment objectives managed by MFS or the subsidiary of MFS. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

(B) COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

          . BASE SALARY - Base salary represents a relatively smaller percentage of a portfolio manager's total cash compensation (generally below 33%) than the manager's incentive compensation.

          . PERFORMANCE BONUS - The performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from Portfolio and other account performance)

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                  $500,001-      OVER
PORTFOLIO MANAGER   NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $1,000,000   $1,000,000
-----------------   ----   ----------   ---------------   ----------------   -----------------   ----------   ----------
Jose Luiz Garcia      X
Thomas Melendez       X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                             MFS(R) VALUE PORTFOLIO
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY


                           (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------------
                                (A)                        (B)
                       REGISTERED INVESTMENT          OTHER POOLED                     (C)
 (A)(1) PORTFOLIO            COMPANIES             INVESTMENT VEHICLES           OTHER ACCOUNTS
  MANAGER'S NAME     --------------------------  -------------------------  -------------------------
  (AS LISTED IN      NUMBER OF       TOTAL       NUMBER OF       TOTAL      NUMBER OF       TOTAL
   PROSPECTUS)        ACCOUNTS      ASSETS*       ACCOUNTS      ASSETS       ACCOUNTS      ASSETS
-------------------  ---------  ---------------  ---------  --------------  ---------  --------------
Steven R. Gorham         22     $33.055 billion      2      $918.0 million      24     $3.654 billion
Nevin P. Chitkara**      22     $33.628 billion      2      $949.2 million      22     $4.160 billion

                      (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS AND THE
                      TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
                                     BASED ON THE PERFORMANCE OF THE ACCOUNT
                     -----------------------------------------------------------------------
                               (A)                    (B)
                      REGISTERED INVESTMENT      OTHER POOLED                 (C)
  (A)(1) PORTFOLIO          COMPANIES         INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S NAME    -----------------------  -------------------  -------------------------
   (AS LISTED IN     NUMBER OF                 NUMBER OF   TOTAL   NUMBER OF       TOTAL
    PROSPECTUS)       ACCOUNTS  TOTAL ASSETS    ACCOUNTS  ASSETS    ACCOUNTS      ASSETS
-------------------  ---------  ------------   ---------  ------   ---------  --------------
Steven R. Gorham         0           $0            0        $0         1      $424.9 million
Nevin P. Chitkara**      0           $0            0        $0         1      $446.8 million

*    Includes the portfolio

** Mr. Chitkara is a new portfolio manager recently promoted from the position of analyst. Assets of accounts managed by Mr. Chitkara in the table above are dated as of March 31, 2006.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address potential conflicts.

In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts with similar investment objectives managed by MFS or the subsidiary of MFS. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

(B) COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     . BASE SALARY - Base salary represents a relatively smaller percentage of a portfolio manager's total cash compensation (generally below 33%) than the manager's incentive compensation.

     . PERFORMANCE BONUS - Generally, incentive compensation represents a majority of a portfolio manager's total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors.

          . The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more disclose indices used with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

          . The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                             $100,001-    $500,001-      OVER
PORTFOLIO MANAGER   NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000    $500,000   $1,000,000   $1,000,000
-----------------   ----   ----------   ---------------   ----------------   ---------   ----------   ----------
Steven R. Gorham    X
Nevin P. Chitkara   X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                                                         MET INVESTORS SERIES TRUST
                                                      NEUBERGER BERMAN REAL ESTATE PORTFOLIO
                                                       NEUBERGER BERMAN MANAGEMENT, INC.
                 ---------------------------------------------------------------------------------------------------------------
(A)(1)           (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH      (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
PORTFOLIO        CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
MANAGER'S        WITHIN EACH CATEGORY                                     RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
NAME                                                                      PERFORMANCE OF THE ACCOUNT
(AS LISTED IN
PROSPECTUS)
                 ---------------------------------------------------------------------------------------------------------------
                        (A)                  (B)              (C)                (A)               (B)               (C)
                     REGISTERED         OTHER POOLED     OTHER ACCOUNTS       REGISTERED      OTHER POOLED     OTHER ACCOUNTS
                     INVESTMENT          INVESTMENT                           INVESTMENT       INVESTMENT
                     COMPANIES            VEHICLES                            COMPANIES         VEHICLES
                 ---------- -------- --------- ------- --------- -------- --------- ------- --------- ------- --------- --------
                  NUMBER OF  TOTAL   NUMBER OF  TOTAL  NUMBER OF  TOTAL   NUMBER OF  TOTAL  NUMBER OF  TOTAL  NUMBER OF  TOTAL
                  ACCOUNTS   ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
---------------- ---------- -------- --------- ------- --------- -------- --------- ------- --------- ------- --------- --------
Steven Brown          5     $ 2,382M     0       $ 0       35      $ 9M        0      $ 0       0       $ 0       0       $ 0
---------------- ---------- -------- --------- ------- --------- -------- --------- ------- --------- ------- --------- --------

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

None allocations of transactions is automatic through trading system.

(B) COMPENSATION

Portfolio Managers managing institutional funds are compensated on a salaried basis and are eligible for discretionary bonuses, which are in the form of cash and conditional equity awards (restricted stock units and/or stock options). Elements of consideration for the discretionary bonuses are overall fund performance in relation to their peers, ability to attract and retain clients, assets under management, the current market conditions and overall contribution to the firm. Managers are also evaluated on their willingness and effectiveness to work with sales staff, their franchise building activities, teamwork, people development and product development.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER    NONE    $1-$10,000    $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-      OVER
                                                                                                    $1,000,000   $1,000,000
------------------  ------  -----------    ---------------   ----------------   -----------------   ----------   ---------------
Steven Brown        X
------------------  ------  -----------    ---------------   ----------------   -----------------   ----------   ---------------

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                   OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO
                             OPPENHEIMER FUNDS, INC.


                            (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                     TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                            --------------------------------------------------------------------

                                        (A)                       (B)
                               REGISTERED INVESTMENT         OTHER POOLED              (C)
                                     COMPANIES            INVESTMENT VEHICLES    OTHER ACCOUNTS*
     (A)(1) PORTFOLIO       --------------------------  ----------------------  ----------------
      MANAGER'S NAME         NUMBER                      NUMBER                  NUMBER
       (AS LISTED IN           OF           TOTAL          OF         TOTAL        OF      TOTAL
        PROSPECTUS)         ACCOUNTS       ASSETS       ACCOUNTS     ASSETS     ACCOUNTS  ASSETS
--------------------------  --------  ----------------  --------  ------------  --------  ------
William L. Wilby                3     $12,150,318,718.      0          $0           0       $0
Marc Baylin                     3     $12,150,318,718.      0          $0           0       $0

                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                              ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                            WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                            -----------------------------------------------------------------
                                          (A)               (B)
                                      REGISTERED       OTHER POOLED
                                      INVESTMENT        INVESTMENT            (C)
                                       COMPANIES         VEHICLES       OTHER ACCOUNTS
     (A)(1) PORTFOLIO              ----------------  ----------------  ----------------
      MANAGER'S NAME                NUMBER            NUMBER            NUMBER
       (AS LISTED IN                  OF      TOTAL     OF      TOTAL     OF      TOTAL
        PROSPECTUS)                ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
--------------------------         --------  ------  --------  ------  --------  ------
William L. Wilby                       0        $                 $                 $
Marc Baylin

* DOES NOT INCLUDE PERSONAL ACCOUNTS OF PORTFOLIO MANAGERS AND THEIR FAMILIES, WHICH ARE SUBJECT TO THE CODE OF ETHICS.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Portfolio's investment objectives and strategies. For example, the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or she may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Portfolio, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Portfolio's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or she may manage funds or accounts with different investment objectives and strategies.

(B) COMPENSATION

The Portfolio's Portfolio Manager is employed and compensated by the Manager, not the Portfolio. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004, the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the Portfolio is Lipper Large Cap Growth Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Portfolio's assets, although the Portfolio's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the Portfolio Manager. The compensation structure of the other funds managed by the Portfolio Manager is the same as the compensation structure of the Portfolio, described above.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO                                                                                                         OVER
 MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
---------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
            X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                          PIMCO TOTAL RETURN PORTFOLIO
                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC


                    (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                      AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH
                                              CATEGORY
                   --------------------------------------------------------------
                           (A)                 (B)
                       REGISTERED         OTHER POOLED
                       INVESTMENT          INVESTMENT                (C)
                        COMPANIES           VEHICLES           OTHER ACCOUNTS
(A)(1) PORTFOLIO   -----------------   ------------------   ---------------------
 MANAGER'S NAME     NUMBER              NUMBER               NUMBER
 (AS LISTED IN        OF       TOTAL      OF        TOTAL      OF         TOTAL
   PROSPECTUS)     ACCOUNTS   ASSETS   ACCOUNTS    ASSETS   ACCOUNTS     ASSETS
----------------   --------   ------   --------   -------   --------   ----------
Pasi Hamalainen       10      $6,284       6      $618.49      185     $38,982.02

                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
                     TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF
                                            THE ACCOUNT
                   ------------------------------------------------------------
                           (A)                 (B)
                       REGISTERED         OTHER POOLED
                       INVESTMENT          INVESTMENT                (C)
                        COMPANIES           VEHICLES           OTHER ACCOUNTS
(A)(1) PORTFOLIO   -----------------   -----------------   --------------------
 MANAGER'S NAME     NUMBER              NUMBER              NUMBER
 (AS LISTED IN        OF       TOTAL      OF       TOTAL      OF         TOTAL
   PROSPECTUS)     ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS     ASSETS
----------------   --------   ------   --------   ------   --------   ---------
Pasi Hamalainen        0        $0         0        $0        11      $4,722.30

(B) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                  $500,001-      OVER
PORTFOLIO MANAGER   NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $1,000,000   $1,000,000
-----------------   ----   ----------   ---------------   ----------------   -----------------   ----------   ----------
Pasi Hamalainen     X

                           MET INVESTORS SERIES TRUST
                    PIMCO INFLATION PROTECTED BOND PORTFOLIO
                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC



                         (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
                          THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                       -------------------------------------------------------------------
                                (A)                     (B)
                            REGISTERED             OTHER POOLED
                            INVESTMENT              INVESTMENT                 (C)
                             COMPANIES               VEHICLES            OTHER ACCOUNTS
  (A)(1) PORTFOLIO     ---------------------   --------------------   --------------------
   MANAGER'S NAME       NUMBER                  NUMBER                 NUMBER
   (AS LISTED IN          OF         TOTAL        OF         TOTAL       OF         TOTAL
    PROSPECTUS)        ACCOUNTS     ASSETS     ACCOUNTS     ASSETS    ACCOUNTS     ASSETS
--------------------   --------   ----------   --------   ---------   --------   ---------
John B. Brynjolfsson      18      $35,967.64      16      $2,054.22      42      $9,459.03

                           (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                        ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
                       TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE
                                                  ACCOUNT
                       ------------------------------------------------------------
                               (A)                 (B)
                           REGISTERED         OTHER POOLED
                           INVESTMENT          INVESTMENT               (C)
                            COMPANIES           VEHICLES          OTHER ACCOUNTS
  (A)(1) PORTFOLIO     -----------------   -----------------   --------------------
   MANAGER'S NAME       NUMBER              NUMBER              NUMBER
   (AS LISTED IN          OF       TOTAL      OF       TOTAL      OF         TOTAL
    PROSPECTUS)        ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS     ASSETS
--------------------   --------   ------   --------   ------   --------   ---------
John B. Brynjolfsson       0        $0        0         $0        8       $3,691.15

(B) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                     $500,001-      OVER
PORTFOLIO MANAGER      NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $1,000,000   $1,000,000
--------------------   ----   ----------   ---------------   ----------------   -----------------   ----------   ----------
John B. Brynjolfsson   X

(C) DESCRIPTION OF ANY MATERIAL CONFLICTS

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

KNOWLEDGE AND TIMING OF FUND TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

PERFORMANCE FEES. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

(D) COMPENSATION

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

SALARY AND BONUS. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

     . 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

     . Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

     .    Amount and nature of assets managed by the portfolio manager;

     . Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

     . Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

     . Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

     .    Contributions to asset retention, gathering and client satisfaction;

     .    Contributions to mentoring, coaching and/or supervising; and

     .    Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

RETENTION BONUSES. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

PROFIT SHARING PLAN. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

ALLIANZ TRANSACTION RELATED COMPENSATION. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B

Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                             PIONEER FUND PORTFOLIO
                       PIONEER INVESTMENT MANAGEMENT, INC.


                               (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                     TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                            ---------------------------------------------------------------------------

                                       (A)                        (B)
                              REGISTERED INVESTMENT          OTHER POOLED                   (C)
                                    COMPANIES             INVESTMENT VEHICLES         OTHER ACCOUNTS
     (A)(1) PORTFOLIO       -------------------------  ------------------------  ----------------------
      MANAGER'S NAME         NUMBER                     NUMBER                    NUMBER
       (AS LISTED IN           OF          TOTAL          OF         TOTAL          OF          TOTAL
        PROSPECTUS)         ACCOUNTS      ASSETS       ACCOUNTS     ASSETS       ACCOUNTS      ASSETS
--------------------------  --------  ---------------  --------  --------------  --------  ------------
John A. Carey                  8      $10,002,319,000     4      $1,076,207,000     3      $274,121,000
Walter Hunnewell, Jr.          8      $10,002,319,000     4      $1,076,207,000     3      $274,121,000

                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                              ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                            WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                            -----------------------------------------------------------------
                                          (A)                   (B)
                                      REGISTERED           OTHER POOLED
                                      INVESTMENT            INVESTMENT            (C)
                                       COMPANIES             VEHICLES       OTHER ACCOUNTS
     (A)(1) PORTFOLIO          ------------------------  ----------------  ----------------
      MANAGER'S NAME            NUMBER                    NUMBER            NUMBER
       (AS LISTED IN              OF          TOTAL         OF      TOTAL     OF      TOTAL
        PROSPECTUS)            ACCOUNTS      ASSETS      ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
--------------------------     --------  --------------  --------  ------  --------  ------
John A. Carey                     1      $7,315,286,000     0        $0      0         $0
Walter Hunnewell, Jr.             1      $7,315,286,000     0        $0      0         $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

(B) COMPENSATION

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

..    QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund is the S&P 500 Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against criteria that are relevant to the portfolio manager's competitive universe.

..    QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

..    PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER      NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
---------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
John A. Carey           X
Walter Hunnewell, Jr.   X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                         PIONEER MID-CAP VALUE PORTFOLIO
                       PIONEER INVESTMENT MANAGEMENT, INC.



                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                           TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  --------------------------------------------------------------------------

                             (A)                       (B)
                    REGISTERED INVESTMENT         OTHER POOLED                 (C)
                          COMPANIES            INVESTMENT VEHICLES        OTHER ACCOUNTS
(A)(1) PORTFOLIO  ------------------------  ------------------------  ----------------------
 MANAGER'S NAME    NUMBER                    NUMBER                    NUMBER
  (AS LISTED IN      OF                        OF                        OF         TOTAL
   PROSPECTUS)    ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS     ASSETS
----------------  --------  --------------  --------  --------------  --------  ------------
J. Rodman Wright      5     $7,787,289,000     2      $1,277.845,000     4      $761,374,000

                      (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                   ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
                  TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE
                                            ACCOUNT
                  ------------------------------------------------------------
                                                   (B)
                             (A)              OTHER POOLED
                          REGISTERED           INVESTMENT            (C)
                    INVESTMENT COMPANIES        VEHICLES       OTHER ACCOUNTS
(A)(1) PORTFOLIO  ------------------------  ----------------  ----------------
 MANAGER'S NAME    NUMBER                    NUMBER            NUMBER
  (AS LISTED IN      OF                        OF      TOTAL     OF      TOTAL
   PROSPECTUS)    ACCOUNTS   TOTAL ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
----------------  --------  --------------  --------  ------  --------  ------
J. Rodman Wright     2      $7,334,938,000     0        $0       0        $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

(B) COMPENSATION

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

..    QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund is the Russell Midcap Value Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against criteria that are relevant to the portfolio manager's competitive universe.

..    QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

..    PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
J. Rodman Wright     X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                       PIONEER STRATEGIC INCOME PORTFOLIO
                       PIONEER INVESTMENT MANAGEMENT, INC.



                    (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
                      THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                   ------------------------------------------------------------------

                              (A)                       (B)
                     REGISTERED INVESTMENT         OTHER POOLED            (C)
                           COMPANIES            INVESTMENT VEHICLES   OTHER ACCOUNTS
(A)(1) PORTFOLIO   ------------------------  ----------------------  ----------------
 MANAGER'S NAME     NUMBER                    NUMBER                  NUMBER
  (AS LISTED IN       OF                        OF                      OF      TOTAL
   PROSPECTUS)     ACCOUNTS   TOTAL ASSETS   ACCOUNTS  TOTAL ASSETS  ACCOUNTS  ASSETS
----------------   --------  --------------  --------  ------------  --------  ------
Kenneth J. Taubes      9     $2,801,947,000     1      $473,888,000     0        $0

                   (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                     RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                PERFORMANCE OF THE ACCOUNT
                   ----------------------------------------------------
                          (A)               (B)
                      REGISTERED       OTHER POOLED
                      INVESTMENT         INVESTMENT           (C)
                       COMPANIES         VEHICLES       OTHER ACCOUNTS
(A)(1) PORTFOLIO   ----------------  ----------------  ----------------
 MANAGER'S NAME     NUMBER            NUMBER            NUMBER
  (AS LISTED IN       OF      TOTAL     OF      TOTAL     OF      TOTAL
   PROSPECTUS)     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
----------------   --------  ------  --------  ------  --------  ------
Kenneth J. Taubes     0        $0       0        $0       0        $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

(B) COMPENSATION

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

..    QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund is the Lehman Brothers U.S. Universal Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against criteria that are relevant to the portfolio manager's competitive universe.

..    QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

..    PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Kenneth J. Taubes    X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                   MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO
                               PUTNAM INVESTMENTS



                       (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
                        THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -------------------------------------------------------------------------
                            (A)                      (B)
                   REGISTERED INVESTMENT         OTHER POOLED                 (C)
(A)(1) PORTFOLIO         COMPANIES           INVESTMENT VEHICLES         OTHER ACCOUNTS
 MANAGER'S NAME   -----------------------  -----------------------  -----------------------
  (AS LISTED IN   NUMBER OF  TOTAL ASSETS  NUMBER OF  TOTAL ASSETS  NUMBER OF  TOTAL ASSETS
   PROSPECTUS)     ACCOUNTS   (MILLIONS)    ACCOUNTS   (MILLIONS)    ACCOUNTS   (MILLIONS)
----------------  ---------  ------------  ---------  ------------  ---------  ------------
Joseph P. Joseph      5        $2,205.0        3          $79.1         3         $560.2
Tinh D. Bui           4        $1,184.8        1          $ 1.5         1         $125.6
Gerald I. Moore       4        $1,180.0        1          $ 1.5         1         $125.6
John A. Ferry         5        $2,189.8        2          $78.7         3         $560.2

                    (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS AND THE
                    TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
                                   BASED ON THE PERFORMANCE OF THE ACCOUNT
                  -------------------------------------------------------------------------
                            (A)                      (B)
                         REGISTERED              OTHER POOLED
                         INVESTMENT               INVESTMENT                  (C)
(A)(1) PORTFOLIO         COMPANIESR                VEHICLES              OTHER ACCOUNTS
 MANAGER'S NAME   -----------------------  -----------------------  -----------------------
  (AS LISTED IN   NUMBER OF  TOTAL ASSETS  NUMBER OF  TOTAL ASSETS  NUMBER OF  TOTAL ASSETS
   PROSPECTUS)     ACCOUNTS   (MILLIONS)    ACCOUNTS   (MILLIONS)    ACCOUNTS   (MILLIONS)
----------------  ---------  ------------  ---------  ------------  ---------  ------------
Joseph P. Joseph      --           $            1         $77.3         --           $
Tinh D. Bui           --           $           --         $             --           $
Gerald I. Moore       --           $           --         $             --           $
John A. Ferry         --           $            1         $77.3         --           $

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS:

Like other investment professionals with multiple clients, the fund's Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts referenced above. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

          THE MANAGEMENT OF ACCOUNTS WITH DIFFERENT ADVISORY FEE RATES AND/OR FEE STRUCTURES, INCLUDING ACCOUNTS THAT PAY ADVISORY FEES BASED ON ACCOUNT PERFORMANCE ("PERFORMANCE FEE ACCOUNTS"), MAY RAISE POTENTIAL CONFLICTS OF INTEREST BY CREATING AN INCENTIVE TO FAVOR HIGHER-FEE ACCOUNTS. THESE POTENTIAL CONFLICTS MAY INCLUDE, AMONG OTHERS:

..    THE MOST ATTRACTIVE INVESTMENTS COULD BE ALLOCATED TO HIGHER-FEE ACCOUNTS
     OR PERFORMANCE FEE ACCOUNTS.

..    THE TRADING OF HIGHER-FEE ACCOUNTS COULD BE FAVORED AS TO TIMING AND/OR
     EXECUTION PRICE. FOR EXAMPLE, HIGHER-FEE ACCOUNTS COULD BE PERMITTED TO SELL SECURITIES EARLIER THAN OTHER ACCOUNTS WHEN A PROMPT SALE IS DESIRABLE OR TO BUY SECURITIES AT AN EARLIER AND MORE OPPORTUNE TIME.

..    THE TRADING OF OTHER ACCOUNTS COULD BE USED TO BENEFIT HIGHER-FEE ACCOUNTS
     (FRONT- RUNNING).

..    THE INVESTMENT MANAGEMENT TEAM COULD FOCUS THEIR TIME AND EFFORTS PRIMARILY
     ON HIGHER-FEE ACCOUNTS DUE TO A PERSONAL STAKE IN COMPENSATION.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management's policies:

..    PERFORMANCE FEE ACCOUNTS MUST BE INCLUDED IN ALL STANDARD TRADING AND
     ALLOCATION PROCEDURES WITH ALL OTHER ACCOUNTS.

..    ALL ACCOUNTS MUST BE ALLOCATED TO A SPECIFIC CATEGORY OF ACCOUNT AND TRADE
     IN PARALLEL WITH ALLOCATIONS OF SIMILAR ACCOUNTS BASED ON THE PROCEDURES GENERALLY APPLICABLE TO ALL ACCOUNTS IN THOSE GROUPS (E.G., BASED ON RELATIVE RISK BUDGETS OF ACCOUNTS).

..    ALL TRADING MUST BE EFFECTED THROUGH PUTNAM'S TRADING DESKS AND NORMAL
     QUEUES AND PROCEDURES MUST BE FOLLOWED (I.E., NO SPECIAL TREATMENT IS PERMITTED FOR PERFORMANCE FEE ACCOUNTS OR HIGHER-FEE ACCOUNTS BASED ON ACCOUNT FEE STRUCTURE).

..    FRONT RUNNING IS STRICTLY PROHIBITED.

..    THE FUND'S PORTFOLIO LEADER(S) AND PORTFOLIO MEMBER(S) MAY NOT BE
     GUARANTEED OR SPECIFICALLY ALLOCATED ANY PORTION OF A PERFORMANCE FEE. ALL PERFORMANCE FEE REVENUES ARE PAID AND ALLOCATED UNDER THE SAME PROCESS AS OTHER PUTNAM REVENUES.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management's investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish "pilot" or "incubator" funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund's Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management's policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation - neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management's daily block trades to the same extent as client accounts.

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management's trade allocation policies generally provide that each day's transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management's opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management's trade oversight procedures in an attempt to ensure fairness over time across accounts.

"Cross trades," in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades could be seen to involve a potential conflict of interest if, for example, one account were permitted to sell a security to another account at a higher price than an independent third party would pay.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account's objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund's Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(B) COMPENSATION:

Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

     .    Consistent performance means being above median over one year.

     . Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

     . Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Joseph P. Joseph     X
Tinh D. Bui          X
Gerald I. Moore      X
John A. Ferry        X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                         RCM GLOBAL TECHNOLOGY PORTFOLIO
                           RCM CAPITAL MANAGEMENT LLC


                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -----------------------------------------------------------------
                             (A)                   (B)
                  REGISTERED INVESTMENT      OTHER POOLED               (C)
                        COMPANIES         INVESTMENT VEHICLES     OTHER ACCOUNTS
(A)(1) PORTFOLIO  ---------------------  --------------------  --------------------
 MANAGER'S NAME     NUMBER      TOTAL     NUMBER      TOTAL     NUMBER      TOTAL
  (AS LISTED IN       OF       ASSETS       OF       ASSETS       OF       ASSETS
   PROSPECTUS)     ACCOUNTS  (MILLIONS)  ACCOUNTS  (MILLIONS)  ACCOUNTS  (MILLIONS)
----------------   --------  ----------  --------  ----------  --------  ----------
Walter Price          10       $2,150       1          $3         26       $205
Huachecn Chen         10       $2,150       1          $3         25       $205

                    (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
                   AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
                       ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  ----------------------------------------------------------------
                           (A)                   (B)
                       REGISTERED           OTHER POOLED
                       INVESTMENT            INVESTMENT                (C)
                        COMPANIES             VEHICLES           OTHER ACCOUNTS
(A)(1) PORTFOLIO  --------------------  --------------------  --------------------
 MANAGER'S NAME    NUMBER      TOTAL     NUMBER      TOTAL     NUMBER      TOTAL
  (AS LISTED IN      OF       ASSETS       OF       ASSETS       OF       ASSETS
   PROSPECTUS)    ACCOUNTS  (MILLIONS)  ACCOUNTS  (MILLIONS)  ACCOUNTS  (MILLIONS)
----------------  --------  ----------  --------  ----------  --------  ----------
Walter Price          0          0          0         $0          2         $14
Huachecn Chen         0          0          0         $0          0         $ 0

(A)(4) DESCRIPTION OF POTENTIAL CONFLICTS OF INTEREST

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

          . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

          . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

          . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund's portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM's investment personnel, including each fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See "Code of Ethics".

PALLAS INVESTMENT PARTNERS, L.P. ("PALLAS") AND RELATED ENTITIES. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

Pallas serves as investment manager to two unregistered investment companies (the "Pallas Hedge Funds") - Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the "General Partner"). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner. Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the AXA Multimanager Technology Fund.

RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM's affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas' clients are executed through RCM's equity trading desk, and trades by Pallas on behalf of Pallas' clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM's clients. All trades on behalf of Pallas' clients that are executed through RCM's equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

(B) COMPENSATION

RCM believes that their compensation program is competitively positioned to attract and retain high-caliber investment professionals. RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, stock appreciation right units and a benefits package (the "Bonus Program"). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the "Profit Program").

Bonus Program . RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. The primary components of this system are base compensation, incentive bonus, profit sharing and long term incentive units (LTIP). We strive to provide our staff with competitive salaries and incentive compensation that is driven by peer data and investment performance. In addition, our key staff will benefit by the overall success of our business in both the short term (profit sharing) and the long term (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients.

Annual Bonus. All portfolio managers also receive discretionary compensation in the form of a bonus. The discretionary bonus is designed to reward investment professionals for sustained high performance by linking pay to two core elements: quantitatively measured investment results, and firm profitability. At the start of the year, each portfolio manager receives a target bonus. The target bonus is based on the individuals' years of experience and level of responsibility in the organization. Third party compensation data is also consulted to ensure that the level of the target bonus is competitive. The actual bonus amount paid at year-end can be more than the target bonus by as much as 300% or less than the target bonus (to as little as no bonus) - depending on individual, team and firm performance.

Stock Appreciation Rights. Key members of RCM's investment staff are allocated Stock Appreciation Right (SARs) units at the beginning of each year. The SARs vest over five years. Each tranche of SARs are paid-out on the fifth anniversary of their issuance - the amount of which is based on the increase in profitability of the firm during that five-year period.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the Non-Qualified Deferred Compensation Plan.

Profit Program.
---------------

In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, portfolio managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the fund. Under this program portfolio managers also are eligible to participate in the Stock Appreciation Rights program and the retirement plans referenced above.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                             $100,001-    $500,001-      OVER
PORTFOLIO MANAGER   NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000    $500,000   $1,000,000   $1,000,000
-----------------   ----   ----------   ---------------   ----------------   ---------   ----------   ----------
Walter Price          X
Huachen Chen          X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     T. ROWE PRICE MID CAP GROWTH PORTFOLIO
                         T. ROWE PRICE ASSOCIATES, INC.

                      (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                   AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  ------------------------------------------------------------------
                              (A)                   (B)
                     REGISTERED INVESTMENT      OTHER POOLED            (C)
                           COMPANIES        INVESTMENT VEHICLES    OTHER ACCOUNTS
(A)(1) PORTFOLIO     ---------------------  -------------------  -----------------
 MANAGER'S NAME        NUMBER                 NUMBER              NUMBER
  (AS LISTED IN          OF       TOTAL         OF      TOTAL       OF      TOTAL
   PROSPECTUS)        ACCOUNTS    ASSETS     ACCOUNTS   ASSETS   ACCOUNTS   ASSETS
----------------      --------  ---------    --------  -------   --------  -------
Brian Berghuis            7     $18,816.9        2      $311.2       4      $290.0
                                 million               million             million

                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
                    AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH
                   THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  -------------------------------------------------------------
                              (A)               (B)
                          REGISTERED       OTHER POOLED
                          INVESTMENT        INVESTMENT            (C)
                           COMPANIES         VEHICLES       OTHER ACCOUNTS
(A)(1) PORTFOLIO       ----------------  ----------------  ----------------
 MANAGER'S NAME         NUMBER            NUMBER            NUMBER
  (AS LISTED IN           OF      TOTAL     OF      TOTAL     OF      TOTAL
   PROSPECTUS)         ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
----------------       --------  ------  --------  ------  --------  ------
Brian Berghuis             0        0        0        0        0        0

* PLEASE NOTE THE INFORMATION ABOVE DOES NOT INCLUDE ANY OF THE FUNDS FOR WHICH T. ROWE PRICE SERVES AS SUBADVISER FOR MET INVESTORS ADVISORY LLC. THE ASSETS HAVE NOT YET BEEN RECONCILED, AND THEREFORE, ARE SUBJECT TO CHANGE.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

(B) COMPENSATION Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Brian Berghuis     [X]

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                     THIRD AVENUE SMALL CAP VALUE PORTFOLIO
                           THIRD AVENUE MANAGEMENT LLC


                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -----------------------------------------------------------------
                            (A)
                        REGISTERED                    (B)
                        INVESTMENT                OTHER POOLED                    (C)
                        COMPANIES              INVESTMENT VEHICLES          OTHER ACCOUNTS
(A)(1) PORTFOLIO  ----------------------  ------------------------   -------------------------
 MANAGER'S NAME    NUMBER                  NUMBER                     NUMBER
  (AS LISTED IN      OF         TOTAL        OF          TOTAL          OF           TOTAL
   PROSPECTUS)    ACCOUNTS     ASSETS     ACCOUNTS      ASSETS       ACCOUNTS       ASSETS
----------------  --------  ------------  --------  --------------   --------  ---------------
Curtis Jensen         4     $3.6 billion     None                      4*      Over $1 million
Ian Lapey             4     $1.4 billion     5      $120.2 million     None

                        (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                  WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  -----------------------------------------------------------------
                          (A)                 (B)
                      REGISTERED          OTHER POOLED
                      INVESTMENT           INVESTMENT              (C)
                       COMPANIES            VEHICLES         OTHER ACCOUNTS
(A)(1) PORTFOLIO  ----------------  ----------------------  ----------------
 MANAGER'S NAME    NUMBER            NUMBER                  NUMBER
  (AS LISTED IN      OF      TOTAL     OF         TOTAL        OF      TOTAL
   PROSPECTUS)    ACCOUNTS  ASSETS  ACCOUNTS     ASSETS     ACCOUNTS  ASSETS
----------------  --------  ------  --------  ------------  --------  ------
Curtis Jensen       N/a               N/a                   N/a
Ian Lapey           None              1       $1.3 million  N/a

* Curtis Jensen manages these accounts in a personal capacity and receives no advisory fee for these accounts.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS Circumstances may arise under which Third Avenue Management LLC (the "Adviser") determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients' interests.

(B) COMPENSATION Each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the Adviser. The bonus is determined in the discretion of senior management of the Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Portfolio managers who perform additional management functions within the Adviser may receive additional compensation in these other capacities.

(C) OWNERSHIP OF SECURITIES/II/ SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Curtis Jensen      X
Ian Lapey          X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                         TURNER MID CAP GROWTH PORTFOLIO
                        TURNER INVESTMENT PARTNERS, INC.


                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -----------------------------------------------------------------
                            (A)
                        REGISTERED                 (B)
                        INVESTMENT             OTHER POOLED                 (C)
                        COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
(A)(1) PORTFOLIO  ----------------------  ----------------------  ----------------------
 MANAGER'S NAME    NUMBER                  NUMBER                 NUMBER
  (AS LISTED IN      OF         TOTAL        OF         TOTAL        OF        TOTAL
   PROSPECTUS)    ACCOUNTS     ASSETS     ACCOUNTS     ASSETS     ACCOUNTS    ASSETS
----------------  --------  ------------  --------  ------------  --------  ------------
Christopher
McHugh                17    $3.4 billion     29     $527 million   73       $4.5 billion
Bill McVail, CFA      15    $3.1 billion     17     $228 million   65       $3.7 billion
Robert E. Turner      22    4.0 billion      29     $609 million   92       $7.4 billion

                        (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                  WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  -----------------------------------------------------------------
                          (A)                       (B)
                      REGISTERED                OTHER POOLED
                      INVESTMENT                 INVESTMENT                (C)
                       COMPANIES                  VEHICLES           OTHER ACCOUNTS
(A)(1) PORTFOLIO  ----------------        ---------------------  ----------------------
 MANAGER'S NAME    NUMBER                  NUMBER                 NUMBER
  (AS LISTED IN      OF      TOTAL           OF         TOTAL       OF         TOTAL
   PROSPECTUS)    ACCOUNTS  ASSETS        ACCOUNTS     ASSETS    ACCOUNTS     ASSETS
----------------  --------  ------------  --------  -----------  --------  ------------
Christopher          4      $799 million     1      $13 million    3       $174 million
McHugh
Bill McVail, CFA     1      $33 million      1      $13 million    3       $174 million
Robert E. Turner     3      $787 million     0      $0             1       $19 million

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

     As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, related to the side by side management of accounts with performance based fees and accounts with fixed fees, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

(B) COMPENSATION

     Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one year performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

     The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
Christopher           X

McHugh
Bill McVail, CFA      X
Robert E. Turner      X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                          VAN KAMPEN COMSTOCK PORTFOLIO


                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                           TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -------------------------------------------------------------------------

                             (A)                       (B)
                    REGISTERED INVESTMENT         OTHER POOLED                 (C)
                          COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
(A)(1) PORTFOLIO  -------------------------  ----------------------  ----------------------
 MANAGER'S NAME    NUMBER                     NUMBER                  NUMBER
  (AS LISTED IN      OF          TOTAL          OF         TOTAL        OF          TOTAL
   PROSPECTUS)    ACCOUNTS      ASSETS       ACCOUNTS     ASSETS     ACCOUNTS      ASSETS
----------------  --------  ---------------  --------  ------------  --------  ------------
R. Robert Baker      16     $26,567,977,870    2       $1.2 billion   18,999   $2.2 billion
Jason S. Leder       16     $26,567,977,870    2       $1.2 billion   18,999   $2.2 billion
Kevin C. Holt        16     $26,567,977,870    2       $1.2 billion   18,999   $2.2 billion

                        (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                  WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  -----------------------------------------------------------------
                                 (A)             (B)
                            REGISTERED       OTHER POOLED
                            INVESTMENT        INVESTMENT             (C)
                             COMPANIES         VEHICLES        OTHER ACCOUNTS
                               (SEE              (SEE               (SEE
                           FOOTNOTE II)      FOOTNOTE II)       FOOTNOTE II)
(A)(1) PORTFOLIO         ----------------  ----------------  -----------------
 MANAGER'S NAME           NUMBER            NUMBER            NUMBER
  (AS LISTED IN             OF      TOTAL     OF      TOTAL     OF      TOTAL
   PROSPECTUS)           ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
----------------         --------  ------  --------  ------  --------  -------
R. Robert Baker              0       $0       0        $0       0        $0
Jason S. Leder               0       $0       0        $0       0        $0
Kevin C. Holt                0       $0       0        $0       0        $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS Since the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address conflicts of interest.

(B) COMPENSATION Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the subadviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

- CASH BONUS;

- MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Subadviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu. The Fund currently is not included in the IMDCP fund menu.

- VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Subadviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

.. Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

.. Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

.. Contribution to the business objectives of the Subadviser.

.. The dollar amount of assets managed by the portfolio manager.

.. Market compensation survey research by independent third parties.

.. Other qualitative factors, such as contributions to client objectives.

.. Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
B. Robert Baker      X
Jason Leder          X
Kevin Holt           X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                  LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
                          WESTERN ASSET MANAGEMENT CO.


                          (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                    -------------------------------------------------------------------------------

                               (A)                        (B)
                      REGISTERED INVESTMENT          OTHER POOLED                    (C)
                            COMPANIES             INVESTMENT VEHICLES          OTHER ACCOUNTS
 (A)(1) PORTFOLIO   -------------------------  -------------------------  -------------------------
  MANAGER'S NAME     NUMBER                     NUMBER                     NUMBER
   (AS LISTED IN       OF          TOTAL          OF           TOTAL         OF          TOTAL
    PROSPECTUS)     ACCOUNTS      ASSETS       ACCOUNTS       ASSETS      ACCOUNTS      ASSETS
------------------  --------  ---------------  --------  ---------------  --------  ---------------
S. Kenneth Leech       36     $23,661,545,735    19      $19,795,303,572    740     $20,675,562,028
Stephen A. Walsh       36     $23,661,545,735    19      $19,795,303,572    740     $20,675,562,028
James J. Flick          2     $   303,350,218     4      $ 2,411,799,647     78     $27,762,151,053
Frederick Marki         0     $             0     0      $             0      0     $             0

                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                      ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                    WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                    -----------------------------------------------------------------
                               (A)              (B)
                          REGISTERED        OTHER POOLED
                          INVESTMENT         INVESTMENT               (C)
                           COMPANIES          VEHICLES          OTHER ACCOUNTS
 (A)(1) PORTFOLIO      ----------------  ----------------  -------------------------
  MANAGER'S NAME        NUMBER            NUMBER            NUMBER
   (AS LISTED IN          OF      TOTAL     OF      TOTAL     OF         TOTAL
    PROSPECTUS)        ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS     ASSETS
------------------     --------  ------  --------  ------  --------  ---------------
S. Kenneth Leech          0        $0       0        $0      77      $20,675,562,028
Stephen A. Walsh          0        $0       0        $0      77      $20,675,562,028
James J. Flick            0        $0       0        $0       7      $ 2,212,897,045
Frederick Marki           0        $0       0        $0       0      $             0

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio's trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio's sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(B) COMPENSATION

With respect to the compensation of the portfolio managers, the Advisers' compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
S. Kenneth Leech     X
Stephen A. Walsh     X
James J. Flick       X
Frederick Marki      X

                      STATEMENT OF ADDITIONAL INFORMATION

                          MET INVESTORS SERIES TRUST

   This Statement of Additional Information provides supplementary information pertaining to shares of two investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated May 1, 2006 (the "Prospectus") for the Class A shares, Class B shares and Class E shares of the Cyclical Growth and Income ETF Portfolio and Cyclical Growth ETF Portfolio which may be obtained by writing the Trust at 5 Park Plaza, Suite 1900, Irvine, California 92614 or by calling (800) 848-3854. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

   The date of this Statement of Additional Information is May 1, 2006.

   The audited financial statements for the period ended December 31, 2005, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on February 24, 2006 (File No. 811-10183) are incorporated by reference and made part of this document.

                               Table of Contents
                               _________________

                                                                   Page
                                                                   ----
INVESTMENT OBJECTIVES AND POLICIES                                   3
   Money Market Securities                                           3
   Other Investment Companies                                        4
   U.S. Government Securities                                        5
INVESTMENT RESTRICTIONS                                              6
   Fundamental Policies                                              6
   Non-Fundamental Policies                                          7
PERFORMANCE INFORMATION                                              8
   Total Return                                                      8
   Non-Standardized Performance                                      9
PORTFOLIO TRANSACTIONS                                               9
MANAGEMENT OF THE TRUST                                             11
   Trustees and Officers                                            11
   Compensation of the Trustees                                     14
   Proxy Voting Procedures                                          15
   Proxy Voting Records                                             15
   Portfolio Holdings Disclosure Policy                             16
INVESTMENT ADVISORY AND OTHER SERVICES                              17
   The Manager                                                      17
   The Adviser                                                      20
   The Administrator                                                23
   The Distributor                                                  24
   Code of Ethics                                                   26
   Custodian                                                        27
   Transfer Agent                                                   27
   Legal Matters                                                    27
   Independent Auditors                                             27
REDEMPTION OF SHARES                                                27
NET ASSET VALUE                                                     27
FEDERAL INCOME TAXES                                                29
ORGANIZATION AND CAPITALIZATION OF THE TRUST                        30
FINANCIAL STATEMENTS                                                33
APPENDIX A                                                         A-1
APPENDIX B                                                         B-1

--------
   No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

INVESTMENT OBJECTIVES AND POLICIES

   The investment policies and restrictions of each Underlying ETF are described in the prospectus and statement of additional information for each of these funds.

   The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus.

   Each Portfolio operates under a "fund of funds" structure, investing at least 80% of its net assets in other mutual funds known as exchange-traded funds ("Underlying ETFs"). In addition to investments in shares of the Underlying ETFs, a Portfolio may invest in other types of securities including other registered investment companies that are not exchange-traded funds including high yield bond funds and for cash management purposes in repurchase agreements, U.S. government securities and in money market securities. In addition to the fees directly associated with a Portfolio, an investor in that Portfolio will also directly bear the fees of the Underlying ETFs or other investment companies in which a Portfolio invests. For additional information about Underlying ETFs, please see their respective prospectuses and statements of additional information.

   Each Portfolio invests in shares of the Underlying ETFs and its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the Adviser's allocation among the Underlying ETFs. Accordingly, each Portfolio's investment performance will be influenced by the investment strategies of and risks associated with the Underlying ETFs, as described in the Prospectus, in direct proportion to the amount of assets each Portfolio allocates to the Underlying ETFs utilizing such strategies. The information below applies generally to direct investments that may be made by the Portfolios.

Money Market Securities
_______________________

   Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

   Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

   A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

   Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Portfolio's Adviser.

Other Investment Companies
__________________________

   Each Portfolio invests substantially all of its assets in the securities of other investment companies, primarily Underlying ETFs. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Portfolio.

   The shares of an Underlying ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the Underlying ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the Underlying ETF by depositing a specified portfolio of the Underlying ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Portfolios may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in a Portfolio's interest to do so. The Portfolios' ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the Underlying ETFs will not be obligated to redeem shares held by the Portfolios in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

   There is a risk that the Underlying ETFs in which a Portfolio invests may terminate due to extraordinary events that may cause any of the service providers to the Underlying ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the Underlying ETF. Also, because the Underlying ETFs in which the Portfolios intend to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the Underlying ETFs may terminate if such license agreements are terminated. In addition, an Underlying ETF may terminate if its entire net asset value falls below a certain amount. Although the Portfolios believe that, in the event of the termination of an Underlying ETF, they will be able to invest instead in shares of an alternate Underlying ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate Underlying ETF would be available for investment at that time.

   LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES. Generally, under the 1940 Act, a Portfolio may not acquire shares of another investment company (Underlying ETFs or other investment companies) if, immediately after such acquisition, the Portfolio and its affiliated persons would hold more than 3% of the Underlying ETF's or other investment company's total outstanding shares or if the Portfolio's investment in securities of the Underlying ETF or other investment company would be more than 5% of the value of the total assets of the Portfolio. Accordingly, each Portfolio is subject to these limitations unless (i) the Underlying ETF or the Portfolio has received an order for exemptive relief from the Securities and Exchange Commission (the "SEC") that is applicable to the Portfolio; and (ii) the Underlying ETF and the Portfolio take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to iShares Trust, iShares, Inc. and to SPDR Trust, Series 1 which permits investment companies, including the Portfolios, to invest in the various series of the iShares Trust and iShares, Inc. ("iShares Funds") and SPDR Trust, Series 1 beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the iShares Funds or SPDR Trust, Series 1 before investing in these Underlying ETFs in excess of the 1940 Act limitations. In addition, the Trust has been granted exemptive relief by the SEC, which allows each Portfolio to invest up to 25% of its assets in any one Underlying ETF, subject to certain conditions contained in the order granting such relief.

   To the extent the 1940 Act limitations apply to certain Underlying ETFs, such limitations may prevent a Portfolio from allocating its investments in the manner that the Adviser considers optimal, or cause the Adviser to select a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate)("Stock Baskets") as an alternative. The Portfolios may also invest in Other Investment Companies or Stock Baskets when the Adviser believes they represent more attractive opportunities than similar Underlying ETFs.

   The Portfolios' investments in Other Investment Companies will be subject to the same limitations described above.

U.S. Government Securities
___________________________

   Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

                            INVESTMENT RESTRICTIONS

   Fundamental Policies
   _____________________

   The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

   1. Borrowing
      __________

   Each Portfolio may not borrow money, except to the extent permitted by applicable law.

   2. Concentration
      _____________

   Each Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations.

   3. Underwriting
      ____________

   Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

   4. Real Estate
      ___________

   Each Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities.

   5. Commodities
      ____________

   Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

   6. Loans
      _____

   Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust's Board of Trustees.

   7. Senior Securities
      _________________

   Each Portfolio may not issue any senior security (as defined in the 1940
Act) except in compliance with applicable law.

   Non-Fundamental Policies
   ________________________

   The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

   Each Portfolio may not:

  (1) Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

  (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

  (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

  (4) Invest in companies for the purpose of exercising management or control.

   With respect to when-issued and delayed delivery securities, it is the policy of all Portfolios permitted to invest in such securities, to not enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

80% Investment Policy
_____________________

   Under normal circumstances, each of the Portfolios will invest at least 80% of its respective assets (defined as net assets plus the amount of any borrowing for investment purposes) in Underlying ETFs. (See the Prospectuses for a detailed discussion of these Portfolios' investments.) Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

   Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                            PERFORMANCE INFORMATION

   Total return and yield will be computed as described below.

Total Return
_____________

   Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                P(1+T)/n/ = ERV

Where: P = a hypothetical initial payment of $1000
T = average annual total return
n = number of years
ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof).

   The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

   The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

Non-Standardized Performance
_____________________________

   In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                            PORTFOLIO TRANSACTIONS

   The Portfolios invest primarily in the Underlying ETFs and do not incur sales charges in connection with investments in the Underlying ETFs, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying ETFs. Accordingly, the following description is relevant for the Portfolios.

   For information regarding portfolio transactions for each specific Underlying ETF, see the statement of additional information for the respective Underlying ETF.

   Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange. Fixed income securities and certain equity securities in which the Portfolios invest may be traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. The Adviser of each Portfolio is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis, confidentiality, including trade anonymity, and its financial condition.

   It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. The Adviser generally will not utilize soft dollars to purchase research services from broker-dealers that execute portfolio transactions for its clients, including the Portfolios.

   As noted above the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However NASD Regulation, Inc. has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

   The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause the Adviser to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

   Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio's gross expenses. Accordingly, in the event that the Manager waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Manager to the Portfolio.

   An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of the Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

   The Adviser to the Portfolios may execute portfolio transactions through certain of its affiliated brokers acting as agent in accordance with the procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.

                            MANAGEMENT OF THE TRUST

   The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

   Trustees and Officers
   _____________________

   The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 22 Corporate Plaza Drive, Newport Beach, California 92660 (5 Park Plaza, Suite 1900, Irvine, California 92614, as of October 17, 2005). Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
_____________

                                                                                              Number
                                                                                             of Port-
                                                                                             folios in
                                        Term of                                                Fund
                                        Office                                                Complex
                          Position(s)     and                                                overseen        Other
Name, Age                  Held with   Length of           Principal Occupation(s)              by     Directorships Held
and Address               Registrant  Time Served            During Past 5 Years              Trustee      by Trustee
-----------               ----------- ----------- ------------------------------------------ --------- ------------------
Elizabeth M. Forget* (39)  President  Indefinite; Since December 2000, President                47        None
                           and        From        of Met Investors Advisory LLC;
                           Trustee    December    since July 2000, Executive Vice
                                      2000 to     President of MetLife Investors Group, Inc.
                                      present.
Disinterested Trustees
______________________

Dawn M. Vroegop (39)       Trustee    Indefinite; From September 1999 to                        47        Director,
                                      From        September 2003, Managing                                Caywood
                                      December    Director, Dresdner RCM Global                           Scholl Asset
                                      2000 to     Investors.                                              Management;
                                      present.                                                            Investment
                                                                                                          Committee
                                                                                                          Member of
                                                                                                          City College
                                                                                                          of San
                                                                                                          Francisco.

                                                                                  Number
                                                                                 of Port-
                                       Term of                                   folios in
                                       Office                                      Fund
                                         and                                      Complex
                         Position(s)  Length of                                  overseen        Other
                          Held with     Time         Principal Occupation(s)        by     Directorships Held
Name, Age and Address    Registrant    Served          During Past 5 Years        Trustee      by Trustee
---------------------    ----------- ----------- ------------------------------- --------- ------------------
Stephen M. Alderman (46)   Trustee   Indefinite; Since November 1991,               47        None
                                     From        Shareholder in the law firm of
                                     December    Garfield and Merel, Ltd.
                                     2000 to
                                     present.

Jack R. Borsting (76)      Trustee   Indefinite; Since 2001, Professor of           47        Director,
                                     From        Business Administration and                  Whitman
                                     December    Dean Emeritus, Marshall School               Education
                                     2000 to     of Business, University of                   Group, Ivax
                                     present.    Southern California (USC);                   Diagnostics
                                                 from 1995-2001 Executive                     and Los
                                                 Director, Center for                         Angeles
                                                 Telecommunications                           Orthopedic
                                                 Management, USC.                             Hospital.
                                                                                              Trustee, The
                                                                                              Rose Hills
                                                                                              Foundation.
                                                                                              Member,
                                                                                              Army
                                                                                              Science
                                                                                              Board

Theodore A. Myers (75)     Trustee   Indefinite; Since 1993, Financial              47        None
                                     From        Consultant.
                                     December
                                     2000 to
                                     present.

Tod H. Parrott (68)        Trustee   Indefinite; Since June 1996, Managing          47        Director,
                                     From        Partner, Rockaway Partners Ltd.              U.S. Stock
                                     December    (financial consultants).                     Transfer
                                     2000 to                                                  Corporation;
                                     present.                                                 Director
                                                                                              Bonfire
                                                                                              Foundation.

Roger T. Wickers (71)      Trustee   Indefinite; Since 1995, retired; from 1980     47        None
                                     From        to 1995, Senior Vice President
                                     December    and General Counsel, Keystone
                                     2000 to     Group Inc. and the Keystone
                                     present.    Group of Mutual Funds.

The Executive Officers
______________________


Jeffrey A. Tupper     Chief     From     Since February 2001, Assistant Vice President of MetLife Investors
(35)                  Financial August   Insurance Company; from 1997 to January 2001, Vice President of
                      Officer,  2002 to  PIMCO Advisors L.P.
                      Treasurer present

Michael K. Farrell    Executive From     Since July 2002, Chief
(53)                  Vice      August   Executive Officer of MetLife Investors Group, Inc. and Met Investors
                      President 2002 to  Advisory LLC; since April 2001, Chief Executive Officer of MetLife present  Resources and Senior Vice President of Metropolitan Life Insurance
                                         Company; since January 1990, President of Michael K. Farrell
                                         Associates, Inc. (qualified retirement plans for non-profit organizations)

Richard C. Pearson    Vice      From     Since July 2002, President of MetLife Investors Distribution Company;
(62)                  President December since January, 2002, Secretary of Met Investors Advisory LLC; since
                      and       2000 to  January 2001, Senior Vice President, General Counsel and Secretary of
                      Secretary present. MetLife Investors Group, Inc.; since November 2000, Vice President,
                                         General Counsel and Secretary of Met Investors Advisory LLC.

Mary Moran Zeven      Assistant From     Senior Vice President and Senior Managing Counsel (2002 to present)
One Federal Street    Secretary August   and Vice President and Associate Counsel (2000 to 2002), State Street
Boston, Massachusetts           2001 to  Bank and Trust Company.
02110                           present
(44)

William C. Cox        Assistant From     Since 1997, Vice President and Senior Director, Fund Administration
One Federal Street    Treasurer November Division, State Street Bank and Trust Company
Boston, Massachusetts           2004 to
02110                           present
(39)

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.

Committees of the Board
_______________________

   The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2005.

   The Trust has a Nominating and Compensation Committee consisting of all the Disinterested Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by contract holders. The Nominating and Compensation Committee held one meeting during the fiscal year ended December 31, 2005.

   The Trust has a Valuation Committee consisting of Elizabeth M. Forget, Richard C. Pearson, Jeffrey Tupper, Anthony Dufault, Thomas McDevitt, Jason Kezelman and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper, Mr. Dufault, Mr. McDevitt or Mr. Kezelman from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held 14 meetings during the fiscal year ended December 31, 2005.

   Compensation of the Trustees
   _____________________________


   Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $60,000 ($15,000 per quarter) plus (i) an additional fee of $5,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, (ii) $3,000 for each special meeting attended in person, and (iii) $1,500 for each telephonic/internet interactive Board and Committee meeting attended, plus reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee, the Chair of the Audit Committee and the Chair of the Nominating and Compensation Committee each receive a supplemental retainer of $15,000, $5,000 and $2,500, respectively.


The table below sets forth the compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2005.

                                                         Total
                                                         Compensation
                                       Aggregate         From Fund
                                       Compensation      Complex Paid
     Name of Person, Position          from Trust        to Trustee
     ------------------------          ------------      ------------
     Elizabeth M. Forget, Trustee        None              None

     Stephen M. Alderman                 $60,250           $60,250
     Jack R. Borsting                    $50,250           $50,250
     Theodore A. Myers                   $50,250           $50,250
     Tod H. Parrott                      $50,250           $50,250
     Dawn M. Vroegop                     $50,250           $50,250
     Roger T. Wickers                    $49,500           $49,500

   The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

   As of December 31, 2005, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.

   Proxy Voting Procedures
   _______________________

   Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the Adviser. Appendix B to this Statement of Additional Information contains the proxy voting policies and procedures of the Portfolios' Adviser.

   Proxy Voting Records
   ____________________

   The Manager and the Advisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 has been filed with the SEC on Form N-PX and will be available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and (2) on the SEC's website at http://www.sec.gov.
           ___________________

   Portfolio Holdings Disclosure Policy
   _____________________________________

   The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

   Only the Manager's or, as applicable, the Adviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Manager or the Adviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to
(i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Adviser prior to the Adviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; and (v) firms that provide pricing services, proxy voting services and research and trading services. The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

   Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. The following information is generally made available on one or more insurance company websites (including www.metlifeinvestors.com); (i) the ten largest portfolio holdings of the _________________________ Portfolio; (ii) unless the Advisers have objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the website on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new posting s described above. In addition, disclosure of portfolio holding information will be made in accordance with applicable law or as requested by governmental authorities.

                    INVESTMENT ADVISORY AND OTHER SERVICES

The Manager
___________

   The Trust is managed by Met Investors Advisory, LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company.

   The Trust and the Manager have entered into a Management Agreement dated December 8, 2000, as amended ("the Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. Subject always to the supervision and direction of the Trustees of the Trust, under the Management Agreement the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

   Under the Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

..   Office space, all necessary office facilities and equipment;

..   Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

  . related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

  . related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

..   Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

   As compensation for these services the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:

          Portfolio                                 Fee
          ---------                                 ---
Cyclical Growth and Income ETF   0.45% of first $300 million of such assets
                                 plus 0.43% of such assets over $300
                                 million up to $600 million plus 0.40% of such assets over $600 million.

Cyclical Growth ETF              0.45% of first $300 million of such assets
                                 plus 0.43% of such assets over $300
                                 million up to $600 million plus 0.40% of such assets over $600 million.

From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each applicable Portfolio.

   The Manager and the Trust have also entered into an expense limitation agreement with respect to the Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.

   In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its administrator, custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not affiliated persons of the Manager, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class B and Class E shares of each Portfolio may pay for certain distribution - related expenses in connection with activities primarily intended to result in the sale of its shares.

   The Management Agreement continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

   The following table shows the fees paid by the Portfolios to the Manager, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal year ended December 31, 2005.

                                   Investment Investment   Other      Deferred
                                   Management Management  Expenses     Expense
Portfolio                           Fee Paid  Fee Waived Reimbursed Reimbursement
---------                          ---------- ---------- ---------- -------------
Cyclical Growth and
Income ETF Portfolio/(1)/            $5,000     $5,000    $27,599       $  --

Cyclical Growth ETF Portfolio/(1)/    8,086      8,086     24,029          --

--------

   For the period 10/1/05 through 12/31/05.

The Adviser
____________

   Pursuant to an Advisory Agreement with the Manager with respect to each Portfolio, the Adviser to the Portfolios furnishes continuously an investment program for each Portfolio, makes investment decisions on behalf of each Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays the Adviser a fee based on a percentage of the average daily net assets of each of the Portfolios.

   Each Advisory Agreement will continue in force for approximately two years from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

   Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

   The Trust and the Manager have received an exemptive order from the SEC ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and
(iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation hereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of Advisory Agreements, shareholders of a Portfolio continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

   The following table shows the fees paid with respect to the Portfolios to the Adviser by the Manager for the fiscal year ended December 31, 2005.

                   Portfolio
                   ---------
                   Cyclical Growth and Income ETF
                   Portfolio                           $1,687.00
                   Cyclical Growth ETF Portfolio       $2,704.00

   The Adviser has provided the Trust with the following information regarding each Portfolio's portfolio managers identified in the Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolios' investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

                   CYCLICAL GROWTH AND INCOME ETF PORTFOLIO
                         CYCLICAL GROWTH ETF PORTFOLIO

(A)(1)
PORTFOLIO
MANAGER' S                                                          (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
NAME          (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH   ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
(AS LISTED IN CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE
PROSPECTUS)                  WITHIN EACH CATEGORY                                       ACCOUNT
------------- ----------------------------------------------------- -------------------------------------------------------------
                    (A)
                REGISTERED          (B)                               REGISTERED           OTHER POOLED
                INVESTMENT      OTHER POOLED             (C)          INVESTMENT            INVESTMENT
                 COMPANIES    INVESTMENT VEHICLES  OTHER ACCOUNTS      COMPANIES             VEHICLES         OTHER ACCOUNTS
              --------------- ------------------- ----------------- --------------------- ------------------- -------------------
               NUMBER          NUMBER                                NUMBER                NUMBER              NUMBER
                 OF    TOTAL     OF      TOTAL    NUMBER OF TOTAL      OF       TOTAL        OF      TOTAL       OF      TOTAL
              ACCOUNTS ASSETS ACCOUNTS   ASSETS   ACCOUNTS  ASSETS  ACCOUNTS    ASSETS    ACCOUNTS   ASSETS   ACCOUNTS   ASSETS
              -------- ------ --------   -------  --------- ------- --------    ------    --------   ------   --------   ------
 MARK KELLER                              $42.7              $10.4
                 0       $0      1       MILLION  79,000(2) BILLION    0         N/A         0        N/A        0        N/A
 DANIEL                                                      $5.6
 WINTER          0       $0      0          $     33,000(2) BILLION    0         N/A         0        N/A        0        N/A
 DAVID                                                       $5.6
 MIYAZAKI        0       $0      0          $     33,000(2) BILLION    0         N/A         0        N/A        0        N/A
 STUART                                                      $3.2
 FREEMAN         0       $0      0          $     24,000(2) BILLION    0         N/A         0        N/A        0        N/A
 GREGORY                                                      $8
 ELLSTON         0       $0      0          $     70,000(2) BILLION    0         N/A         0        N/A        0        N/A

  (2) NUMBER OF OTHER ACCOUNTS IS APPROXIMATE AND INCLUDES INDIVIDUALLY MANAGED WRAP FEE ACCOUNTS.

  (A) POTENTIAL CONFLICTS OF INTEREST:

As part of its compliance program, Gallatin has adopted policies and procedures that seek to address potential conflicts of interest. The firm's compliance program and code of ethics is designed to detect and prevent violations and ensure that all client accounts are treated equitably over time and protect against potential incentives that may favor one account over another.

Gallatin has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nonetheless, Gallatin or an affiliate furnishes investment management and brokerage services to numerous clients in addition to the Portfolios. In managing multiple portfolios, certain potential conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more portfolio or other accounts.

Gallatin has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. A portfolio manager who is responsible for managing multiple portfolios may devote unequal time and attention to the management of those accounts. The effects of this potential conflict may be more pronounced where accounts overseen by a particular portfolio manager have different investment strategies. Portfolio managers have the responsibility to determine which broker-dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. Gallatin may be limited by the client with respect to the selection of broker-dealers or may be instructed to direct trades through a particular broker for its separate accounts. In these cases, Gallatin may place separate, non-simultaneous transactions for a portfolio and another account, which could temporarily affect the market price of the security or the execution of the transaction, possibly to the detriment of the portfolio, or its other accounts. When Gallatin believes it is desirable, appropriate, and feasible to purchase the same security for a number of client accounts at the same time, Gallatin will aggregate its clients' orders, in a way that seeks to obtain the most favorable executions in terms of the price at which the security is purchased or sold, the costs of executions and the efficiency of the processing of the transactions. Portfolio managers may choose to execute orders with an affiliated broker-dealer if it believes it can obtain a more favorable net price for the Portfolio and other clients. Each account that participates in an aggregated order will participate at the average net unit price.

(B) COMPENSATION:

Gallatin seeks to maintain a highly competitive compensation program designed to attract and retain qualified investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. The principal components of compensation for portfolio managers include a base salary, annual bonus, annual discretionary merit bonus, and various retirement benefits.

BASE SALARY. Generally, portfolio managers receive a base compensation which is determined by their position, tenure and responsibilities with the firm.

ANNUAL BONUS. Portfolio managers are eligible to receive an annual bonus through participation in a firm-wide bonus pool. The bonus pool is funded based on a formula that encompasses firm-wide profit levels and revenue levels. Bonus points entitle the portfolio manager to a proportionate share of the funded bonus pool. This formula is designed to align the interests of the entire organization. Portfolio managers are awarded additional discretionary participation points in the bonus pool prior to the start of the fiscal year. The number of additional bonus points a portfolio manager receives is based on a number of subjective factors that include: individual job performance, leadership, organizational development and overall contribution to the firm.

ANNUAL MERIT BONUS. Portfolio managers may also be eligible for a merit award, which is based on attainment of professional goals and demonstrated extraordinary accomplishment during the year. The merit award is a combination of cash and restricted stock. Restricted stock will generally vest over a period of four years. Gallatin believes restricted stock is a valuable form of compensation to attract and retain employees.

SPECIAL MERIT STOCK. Portfolio managers may also be eligible for an additional merit award in the form of A.G. Edwards restricted stock. Annually, the A.G. Edwards Board of Directors may elect to fund a Special Merit Bonus pool, based upon firm-wide profit levels. Officers are awarded additional shares from this pool based upon extraordinary accomplishment during the year.

LONG-TERM EQUITY-BASED COMPENSATION. Vice Presidents of Gallatin are awarded restricted stock or options to purchase common shares of A.G. Edwards, Inc. stock in an amount equal to 15% of their annual bonus. Awards of such equity-based compensation typically vest over a three year period, as to create additional long-term incentives to retain key employees.

RETIREMENT AND BENEFIT PLAN. Employees of Gallatin are eligible to participate in A.G. Edwards' retirement plans which include both a 401(k) and Excess Profit-Sharing Plan.

The Administrator
_________________

   Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

   The Administrator was organized as a Massachusetts trust company. Its principal place of business is at One Federal Street, Boston, Massachusetts 02110. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.05% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement shall remain in effect until December 31, 2005 and shall thereafter continue in effect for successive periods of one year, unless terminated by any party upon not less than sixty
(60) days' prior written notice to the other party. For the period ended December 31, 2005, $8,147,009 (of which $13,603 was allocable to the Portfolios) was paid to the Administrator. Such amount included custody and transfer agent fees.

The Distributor
_______________

   The Trust has distribution agreements with MetLife Investors Distribution Company ("MID" or the "Distributor") in which MID serves as the Distributor for the Trust's Class A shares, Class B shares, Class C and Class E shares. MID is an affiliate of Metropolitan Life Insurance Company. MID's address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

   The Trust's distribution agreements with respect to the Class A, Class B, Class C and Class E shares ("Distribution Agreements") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

   The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

   Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

   The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively of the average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.50% and 0.15% of average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively. Under the terms of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution

Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities' fees or expenses incurred or paid in that regard.

   Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B shares, Class C shares and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B Distribution Plan's, the Class C Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (3) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and
(f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.

   A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust including the Disinterested Trustees unanimously approved the Class E Distribution Plan.

   The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the

Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares, Class C shares or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares, Class C shares or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [1.00% with respect to Class C and 0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Portfolio.

   The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

   The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Class B Plan for the year ended December 31, 2005:*

          Portfolio                 Total Distribution Fee Paid to Distributor
          ---------                 ------------------------------------------
Cyclical Growth and Income ETF                       $  2,778

Cyclical Growth ETF                                     4,492

   *The Trust currently does not offer Class C shares. Class E shares of the Portfolios are first being offered on the date of this Statement of Additional Information.

The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B shares.

Code of Ethics
______________

   The Trust, its Manager, its Distributor, and the Adviser, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from the SEC.

Custodian
__________

   State Street Bank and Trust Company ("State Street Bank"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

Transfer Agent
______________

   State Street Bank also serves as transfer agent for the Trust.

Legal Matters
_____________

   Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.


Independent Registered Public Accounting Firm
______________________________________________

   Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the Trust's independent auditors.


                             REDEMPTION OF SHARES

   The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period (1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or
(3) as the SEC may otherwise permit.

   The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                NET ASSET VALUE

   The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day the Exchange is open for trading. Currently, the Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company, or, in the case of Underlying ETFs, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

   Other securities of the Portfolios for which the primary market is on a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price ("NOCP"). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

   In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

   If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

   Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

   Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

   The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.

                             FEDERAL INCOME TAXES

   Each Portfolio intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

   In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies (such as the Underlying ETFs) and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income which would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

   As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

   The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

   The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

   Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. The assets of the Portfolios will consist primarily of the Underlying ETFs, which may be owned in part by persons other than those permitted to own interests in the Portfolios. Accordingly, each Underlying ETF is considered an "asset" of the Portfolio, and each Portfolio will need to be sure that no more than 55% of its assets are represented by one Underlying ETF, no more than 70% by any two Underlying ETFs, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h).

   The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the SEC to the extent legally required.

                 ORGANIZATION AND CAPITALIZATION OF THE TRUST

   The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001.

   The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated forty seven series, forty three of which are currently being offered.

Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

   The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. Currently, Class C shares are not being offered. The Trust currently offers Class A, Class B and Class E shares on behalf of each Portfolio. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class's Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

   The three classes of shares are offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

   The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B and Class E shares of the Portfolios currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies - Metropolitan Life Insurance Company, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Insurance Company of Connecticut, MetLife Life and Annuity Company of Connecticut, Citicorp Life Insurance Company, First Citicorp Life Insurance Company, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company and General American Life Insurance Company (collectively, "MetLife"). As of December 31, 2005, MetLife owned substantially all of the Trust's outstanding Class A, Class B and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.

   As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of December 31, 2005, none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

   The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

   The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

   Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the SEC and thereafter comply with the requirements of the 1940 Act.

   FINANCIAL STATEMENTS


   The financial statements of the Portfolios for the period ended December 31, 2005, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are included in the Annual Report of the Trust, which is incorporated by reference in this Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting
Firm) included in the Annual Report are incorporated herein by reference.

                                  APPENDIX A

                              SECURITIES RATINGS

Standard & Poor's Bond Ratings

   A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

   Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

   "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

   "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

   Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                                  APPENDIX B

                         PROXY POLICIES AND PROCEDURES

THE GALLATIN PROXY COMMITTEE

The Gallatin Allocation Advisors Investment Committee has established a proxy committee, the Gallatin Proxy Committee, which is responsible for the development of proxy guidelines and overseeing the proxy voting process. The proxy voting policy is designed to ensure that shares are voted in what we believe to be the best interests of the client and the value of the investment. The Gallatin Proxy Committee consists of members of the Gallatin Allocation Advisors Investment Committee as well as members of Gallatin Asset Management. In addition to the Gallatin Allocation Advisors Investment Committee's knowledge of the companies it holds in its portfolios, the Gallatin Proxy Committee may rely upon independent research provided by third parties in fulfilling its responsibilities.

HOW THE GALLATIN PROXY COMMITTEE VOTES PROXIES FIDUCIARY CONSIDERATIONS

To assist in analyzing proxies, the Gallatin Proxy Committee may engage the services of an unaffiliated third party corporate governance research service to act as agent for the administrative and ministerial aspects of proxy voting of portfolio securities, as well as to provide independent research and record keeping services. Although recommendations from outside proxy services may be reviewed and considered in making a final voting decision, the Gallatin Proxy Committee does not consider these recommendations to be determinative of its ultimate decision.

The Gallatin Proxy Committee is responsible for making the final voting decision based on its review of the agenda, analysis and recommendations from outside proxy voting services, the Gallatin Proxy Committee members' knowledge of the exchange traded fund, closed-end fund, open-end mutual fund, or other company, and any other information readily available. For each shareholder meeting, the Proxy Administrator must obtain voting instructions from the Gallatin Proxy Committee prior to submitting the vote to our voting agent.

As a matter of policy, the members of the Gallatin Proxy Committee will not be influenced by outside sources whose interests' conflict with the interests of its clients. In cases where the voting recommendation differs from the policy guidelines and the recommendation of the outside proxy voting service, the Gallatin Proxy Committee will review the recommendation and attest that there are no known conflicts of interest that influenced the voting decision.

CONFLICTS OF INTEREST

The Gallatin Proxy Committee may occasionally be subject to conflicts of interests in voting proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, A.G. Edwards & Sons, Inc. may provide custody, investment management, brokerage, investment banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Additionally, key personnel of A.G. Edwards & Sons, Inc. may have business or personal relationships with other proponents of proxy proposals, corporate directors or candidates for directorships.

In those instances where the Gallatin Proxy Committee wishes to deviate from the recommendation its selected third party proxy voting service, it will conduct further due diligence and vote the proxies in what it believes to be the best interest of its clients. In such instances where the recommendation of a third party provider of proxy services is not followed, the Gallatin Proxy Committee will take reasonable steps to identify possible conflicts of interest that could affect its voting independence. These steps shall include the following:

IDENTIFYING CONFLICTS FROM BUSINESS RELATIONSHIPS

  . Determine whether any companies involved in the proxy or their top officers as identified in their Annual Report with the SEC hold brokerage or advisory accounts with A.G. Edwards & Sons, Inc.;

  . Determine whether any of the companies involved in the proxy conduct investment banking business with A.G. Edwards & Sons, Inc.;

  . Determine if any of the companies involved in the proxy are a large supplier of goods or services with A.G. Edwards & Sons, Inc.

IDENTIFYING CONFLICTS FROM PERSONAL OR FAMILY RELATIONSHIPS WITH KEY AGE
OFFICERS

In order to identify conflicts that may arise from personal or family relationships with key A.G. Edwards & Sons, Inc. personnel; the Proxy Administrator shall deliver to each key person a memorandum requesting that the key person give notice if they have any of the following relationships that could create a conflict:

  . Is the key person or any close relative of the key person (spouse, sibling, parent, child, or any other relative who resides with the key person) an executive, director, or a candidate to be a director of any company involved in the proxy or otherwise a participant in the proxy?

  . Does the key person have a known personal or business relationship with anyone in one of these categories?

  . Is the key person presently aware of any conflict of interest that may arise between any company or person involved in the proxy and A.G. Edwards & Sons, Inc. or one of its clients?

  . Has the key person been contacted by any party (internally within A.G. Edwards & Sons, Inc. or externally) seeking to influence A.G. Edwards & Sons' voting of proxies?

Key Persons shall include Division Directors of A.G. Edwards & Sons, Inc., key officers of Gallatin Asset Management (as identified in Form ADV), the Gallatin Allocation Advisors Investment Committee and the Gallatin Proxy Committee, and the Proxy Administrator.

Should any conflicts from business relationships be identified or if any Key Person answers any of the above questions in the affirmative, the Key Person shall notify the Proxy Administrator of the possible conflict. Where such possible conflicts are identified, the matter will be referred to the Gallatin Proxy Committee. After review, if the Gallatin Proxy Committee perceives the conflict as material, the Gallatin Proxy Committee will either defer to the voting recommendation of its independent third party provider of proxy services or send the proxy directly to the relevant advisory clients for a voting decision.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors the Gallatin Allocation Advisors Investment Committee considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of company's management on any issue is a factor that it considers in determining how proxies should be voted. However, the Gallatin Proxy Committee does not consider recommendations from company's management to be determinative of its ultimate decision.

GENERAL PROXY VOTING GUIDELINES

The Gallatin Proxy Committee has adopted general guidelines for voting proxies as summarized below. A third party proxy voting service may be utilized to vote proxies for the Gallatin Proxy Committee on routine matters in accordance with these established guidelines. These guidelines are reviewed periodically by the Gallatin Proxy Committee and are subject to change.

Although these guidelines are to be generally followed, the Gallatin Proxy Committee reserves the right to deviate from them in rare instances where individual circumstances may dictate to serve the best interest of its clients.

THE GALLATIN PROXY COMMITTEE PROXY VOTING POLICIES AND PRINCIPLES

The Gallatin Proxy Committee's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. The following guidelines reflect what The Gallatin Proxy Committee believes to be good corporate governance and behavior:

GALLATIN PROXY VOTING ADMINISTRATION AND PROCEDURES

The Gallatin Proxy Committee is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Gallatin Asset Management, the Adviser, understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Gallatin Proxy Committee may refrain from processing that vote. Additionally, the Gallatin Proxy Committee may not be given enough time to process the vote. For example, the Gallatin Proxy Committee, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Adviser may hold shares on a company's record date, should it sell them prior to the company's meeting date, Adviser ultimately may decide not to vote those shares. Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets.

The following describes the standard procedures that are to be followed with respect to carrying out Adviser's proxy policy:

1. All proxy materials received will be received into a database to maintain tracking and control over such materials. ISS serves as the proxy voting record keeper for the Adviser.

2. The Proxy Administrator will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS or other information. The Proxy Administrator, or delegate, will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

3. In determining how to vote, Adviser's analysts and relevant portfolio manager(s) will consider the general guidelines described in its proxy policy, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS or other independent third party providers of proxy services. In cases where the analysts' recommendation differs from our policy guidelines and ISS recommendation, the Gallatin Proxy Committee will review the recommendation and the analysts will attest that no conflict of interest exists.

4. The Proxy Administrator is responsible for maintaining the documentation that supports Adviser's voting position. Such documentation will include, but is not limited to, any information provided by ISS or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients, an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Administrator may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

5. After the proxy is completed but before it is returned to the issuer and/or its agent, the Gallatin Proxy Committee may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

6. The Proxy Administrator will attempt to submit Adviser's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Administrator will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

7. The Proxy Administrator is responsible for sending a copy of the third party vendor's proxy voting ballot report for each client that has requested a record of votes cast. Written client requests for information will be documented in the Adviser's database. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Administrator sends one copy to the client, retains a copy of the request in the client's file.

8. The Gallatin Proxy Committee is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Gallatin Proxy Committee may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by sending a written request to: Business Manager, Gallatin Asset Management, A.G. Edwards & Sons, Inc., One North Jefferson, St, Louis, MO 63103. Advisory Clients may review Adviser's proxy voting policies and procedures on-line at www.agedwards.com and may request additional copies by writing to the address above. In addition, the Gallatin Proxy Committee is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC.

                          MET INVESTORS SERIES TRUST
                          __________________________

                                    PART C

                               Other Information

Item 23. EXHIBITS

   All references are to the Registrant's registration statement on Form N-1A as filed with the SEC on October 23, 2000, File Nos. 333-48456 and 811-10183 (the "Registration Statement")

    Exhibit No.      Description of Exhibits
    -----------      -----------------------
    (a)(1)           Agreement and Declaration of Trust is incorporated by
                     reference to the Registration Statement.

    (a)(2) Certificate of Trust is incorporated by reference to the Registration Statement.

    (b)              By-Laws are incorporated by reference to the Registration
                     Statement.

    (c)              None other than Exhibit 1.

    (d)(1) Management Agreement between Registrant and Met Investors Advisory Corp. is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed with the SEC on January 5, 2001 ("Pre-Effective Amendment No. 1").

    (d)(1)(i) Form of Amendment No. 1 to Management Agreement is incorporated by reference to Pre-Effective Amendment
                     No. 2 to the Registration Statement filed with the SEC on February 5, 2001 ("Pre-Effective Amendment No. 2").

    (d)(1)(ii) Form of Amendment No. 2 to Management Agreement is incorporated by reference to Post-Effective Amendment
                     No. 4 to the Registration Statement filed with the SEC on July 23, 2001 ("Post-Effective Amendment No. 4").

    (d)(1)(iii) Form of Amendment No. 3 to Management Agreement is incorporated by reference to Post-Effective Amendment
                     No. 6 to the Registration Statement filed with the SEC on February 14, 2002 ("Post-Effective Amendment No. 6").

    (d)(1)(iv) Form of Amendment No. 4 to Management Agreement is incorporated by reference to Post-Effective Amendment
                     No. 9 to the Registration Statement filed with the SEC on February 14, 2003 ("Post-Effective Amendment No. 9").

Exhibit No.         Description of Exhibits
-----------         -----------------------
(d)(1)(v)           Form of Amendment No. 5 to Management Agreement is
                    incorporated by reference to Post-Effective
                    Amendment No. 9.

(d)(1)(vi) Form of Amendment No. 6 to Management Agreement is incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement filed with the SEC on August 28, 2003 ("Post-Effective Amendment
                    No. 11").

(d)(1)(vii) Form of Amendment No. 7 to Management Agreement is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed with the SEC on April 30, 2004 ("Post-Effective Amendment No. 14").

(d)(1)(viii)        Form of Amendment No. 8 to Management Agreement is
                    incorporated by reference to Post-Effective
                    Amendment No. 13.

(d)(1)(ix) Form of Amendment No. 9 to Management Agreement is incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement filed with the SEC on May 3, 2005 ("Post-Effective Amendment No. 17").

(d)(1)(x) Form of Amendment No. 10 to Management Agreement is incorporated by reference to Post-Effective Amendment No. 17.

(d)(1)(xi) Form of Amendment No. 11 to Management Agreement is incorporated by reference to Post-Effective Amendment No. 21, to the Registration Statement filed with the SEC on October 28, 2005. ("Post-Effective Amendment No. 21").

(d)(1)(xii) Form of Amendment No. 12 to Management Agreement is incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement filed with the SEC on June 24, 2005 ("Post-Effective Amendment No. 19).

(d)(1)(xiii)        Form of Amendment No. 13 to Management Agreement
                    is incorporated by reference to Post-Effective
                    Amendment No. 21.

(d)(1)(xiv) Form of Amendment No. 14 to Management Agreement is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement filed with the SEC on February 1, 2006. ("Post-Effective Amendment No.
                    22")

(d)(1)(xv) Form of Amendment No. 15 to Management Agreement is incorporated by reference to Post-Effective Amendment 22.

Exhibit No.        Description of Exhibits
-----------        -----------------------
(d)(1)(xvi)        Form of Amendment No. 16 to Management Agreement is
                   incorporated by reference to Post-Effective
                   Amendment No. 22.

(d)(1)(xvii)       Form of Amendment No. 17 to Management Agreement is
                   incorporated by reference to Post-Effective
                   Amendment No. 22.

(d)(1)(xviii)      Form of Amendment No. 18 to Management Agreement is
                   filed herein.

(d)(2)             Deleted.

(d)(2)(i)          Deleted.

(d)(3)             Deleted.

(d)(3)(i)          Deleted.

(d)(4)             Deleted.

(d)(4)(i)          Deleted.

(d)(5)             Deleted.

(d)(5)(i)          Deleted.

(d)(6)             Deleted.

(d)(7)             Form of Investment Advisory Agreement between Lord,
                   Abbett & Co. and Met Investors Advisory Corp. with respect to the Lord Abbett Bond Debenture Portfolio is incorporated by reference to the Registration Statement.

(d)(7)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Lord Abbett Bond Debenture Portfolio is incorporated by reference to Post-Effective Amendment No. 9.

(d)(7)(ii) Form of Amendment No. 2 to Investment Advisory Agreement with respect to Lord Abbett Bond Debenture Portfolio is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement filed with the SEC on February 13, 2004 ("Post-Effective Amendment No. 13").

(d)(7)(iii) Form of Amendment No. 3 to Investment Advisory Agreement with respect to Lord Abbett Bond Debenture Portfolio is filed herein.

(d)(8)             Form of Investment Advisory Agreement between Lord,
                   Abbett & Co. and Met Investors Advisory Corp. with respect to the Lord Abbett Mid-Cap Value Portfolio is incorporated by reference to the Registration Statement.

Exhibit No.       Description of Exhibits
-----------       -----------------------
(d)(8)(i)         Form of Amendment No. 1 to Investment Advisory Agreement
                  with respect to Lord Abbett Mid-Cap Value Portfolio is incorporated by reference to Pre-Effective Amendment No. 1.

(d)(8)(ii) Form of Amendment No. 2 to Investment Advisory Agreement with respect to Lord Abbett Mid-Cap Value Portfolio is filed herein.

(d)(9)            Deleted.

(d)(10)           Form of Investment Advisory Agreement between Lord,
                  Abbett & Co. and Met Investors Advisory Corp. with respect to the Lord Abbett Growth and Income Portfolio is incorporated by reference to the Registration Statement.

(d)(10)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Lord Abbett Growth and Income Portfolio is incorporated by reference to Post-Effective Amendment No. 9.

(d)(10)(ii) Form of Amendment No. 2 to Investment Advisory Agreement with respect to Lord Abbett Growth and Income Portfolio is incorporated by reference to Post-Effective Amendment No. 22.

(d)(10)(iii)      Form of Amendment No. 3 to Investment Advisory Agreement
                  with respect to Lord Abbett Growth and Income Portfolio is filed herein.

(d)(11)           Deleted.

(d)(12)           Deleted.

(d)(13)           Deleted.

(d)(14)           Deleted.

(d)(15)           Deleted.

(d)(16)           Form of Investment Advisory Agreement between Lord,
                  Abbett & Co. and Met Investors Advisory Corp. with respect to the Lord Abbett Growth Opportunities Portfolio is incorporated by reference to Pre-Effective Amendment No. 1.

(d)(17)           Deleted.

(d)(17)(i)        Deleted.

(d)(17)(ii)       Deleted.

Exhibit No.      Description of Exhibits
-----------      -----------------------
(d)(18)          Form of Investment Advisory Agreement between Pacific
                 Investment Management Company LLC and Met Investors
                 Advisory Corp. with respect to the PIMCO Total Return
                 Portfolio is incorporated by reference to Pre-Effective
                 Amendment No. 2.

(d)(18)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to PIMCO Total Return Portfolio is filed herein.

(d)(19)          Deleted.

(d)(20)          Deleted.

(d)(20)(i)       Deleted.

(d)(20)(ii)      Form of Investment Advisory Agreement between RCM
                 Capital Management LLC and Met Investors Advisory LLC with respect to RCM Global Technology Portfolio is incorporated by reference to Post-Effective Amendment No. 17.

(d)(21)          Deleted.

(d)(22)          Form of Investment Advisory Agreement between
                 Massachusetts Financial Services Company and Met Investors Advisory Corp. with respect to the MFS(R) Research International Portfolio is incorporated by reference to Pre-Effective Amendment No. 2.

(d)(22)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to MFS(R) Research International Portfolio is filed herein.

(d)(23) Investment Advisory Agreement between Janus Capital Management LLC and Met Investors Advisory LLC with respect to the Janus Aggressive Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement filed with the SEC on May 1, 2002 ("Post-Effective Amendment No. 8").

(d)(23)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to the Janus Aggressive Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 8.

(d)(23)(ii) Form of Amendment No. 2 to Investment Advisory Agreement with respect to the Janus Aggressive Growth Portfolio is incorporated by reference to Post-Effective
                 Amendment No. 17.

Exhibit No.       Description of Exhibits
-----------       -----------------------
(d)(23)(iii)      Form of Amendment No. 3 to Investment Advisory Agreement
                  with respect to Janus Aggressive Growth Portfolio is incorporated by reference to Post-Effective
                  Amendment No. 17.

(d)(23)(iv) Form of Amendment No. 4 to Investment Advisory Agreement with respect to Janus Aggressive Growth Portfolio is filed herein.

(d)(24)           Form of Investment Advisory Agreement between
                  OppenheimerFunds, Inc. and Met Investors Advisory Corp. with respect to the Oppenheimer Capital Appreciation Portfolio is incorporated by reference to Pre-Effective Amendment No. 2.

(d)(24)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Oppenheimer Capital Appreciation Portfolio is filed herein.

(d)(25)           Form of Investment Advisory Agreement between AIM
                  Advisors, Inc. and Met Investors Advisory Corp. with respect to the Met/AIM Small Cap Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement filed with the SEC on October 9, 2001 ("Post-Effective Amendment No. 5").

(d)(25)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to the Met/AIM Small Cap Growth Portfolio is incorporated by reference to Post-Effective
                  Amendment No. 17.

(d)(25)(ii) Form of Amendment No. 2 to Investment Advisory Agreement with respect to Met/AIM Small Cap Growth Portfolio is filed herein.

(d)(26)           Deleted.

(d)(26)(i)        Deleted.

(d)(26)(ii)       Deleted.

(d)(27)           Deleted.

(d)(28) Form of Investment Advisory Agreement between EQSF Advisers, Inc. (currently known as Third Avenue Management
                  LLC) and Met Investors Advisory LLC with respect to the Third Avenue Small Cap Value Portfolio is incorporated by reference to Post-Effective Amendment No. 6.

EXHIBIT NO.      DESCRIPTION OF EXHIBITS
-----------      -----------------------
(d)(28)(i)       Form of Amendment No. 1 to Investment Advisory Agreement
                 with respect to Third Avenue Small Cap Value Portfolio is incorporated by reference to Post-Effective Amendment No.
                 13.

(d)(28)(ii) Form of Amendment No. 2 to Investment Advisory Agreement with respect to Third Avenue Small Cap Value Portfolio is filed herein.

(d)(29) Form of Investment Advisory Agreement between Harris Associates L.P. and Met Investors Advisory LLC with respect to the Harris Oakmark International Portfolio is incorporated by reference to Post-Effective Amendment No. 9.

(d)(29)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Harris Oakmark International Portfolio is filed herein.

(d)(29)(ii) Form of Amendment No. 2 to Investment Advisory Agreement with respect to Harris Oakmark International Portfolio is filed herein.

(d)(30) Form of Investment Advisory Agreement between Putnam Investment Management LLC and Met Investors Advisory
                 LLC with respect to Met/Putnam Capital Opportunities Portfolio is incorporated by reference to Post-Effective Amendment No. 9.

(d)(30)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Met/Putnam Capital Opportunities Portfolio is filed herein.

(d)(30)(ii) Form of Amendment No. 2 to Investment Advisory Agreement with respect to Met/Putnam Capital Opportunities Portfolio is filed herein.

(d)(31)          Form of Investment Advisory Agreement between T. Rowe
                 Price Associates, Inc. and Met Investors Advisory LLC with respect to T. Rowe Price Mid-Cap Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 9.

(d)(31)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to T. Rowe Price Mid-Cap Growth Portfolio is filed herein.

(d)(32)          Form of Investment Advisory Agreement between Lord,
                 Abbett & Co. and Met Investors Advisory LLC with respect to Lord Abbett America's Value Portfolio is incorporated by reference to Post-Effective Amendment No. 9.

EXHIBIT NO.      DESCRIPTION OF EXHIBITS
-----------      -----------------------
(d)(32)(i)       Form of Amendment No. 1 to Investment Advisory Agreement
                 with respect to Lord Abbett America's Value Portfolio is filed herein.

(d)(33) Form of Investment Advisory Agreement between Pacific Investment Management Company LLC and Met Investors
                 Advisory LLC with respect to PIMCO Inflation Protected
                 Bond Portfolio is incorporated by reference to Post-Effective Amendment No. 9.

(d)(33)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to PIMCO Inflation Protected Bond Portfolio is filed herein.

(d)(34) Form of Investment Advisory Agreement between Neuberger Berman Management, Inc. and Met Investors Advisory LLC with respect to Neuberger Berman Real Estate Portfolio is incorporated by reference to Post-Effective
                 Amendment No. 13.

(d)(34)(i) Form of Amendment No. 1 with respect to Neuberger Berman Real Estate Portfolio is filed herein.

(d)(35) Form of Investment Advisory Agreement between Turner Investment Partners, Inc. and Met Investors Advisory LLC with respect to Turner Midcap Growth Portfolio is incorporated by reference to Post-Effective
                 Amendment No. 13.

(d)(35)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Turner Mid-Cap Growth Portfolio is filed herein.

(d)(36) Form of Investment Advisory Agreement between Goldman Sachs Asset Management, L.P. and Met Investors Advisory LLC with respect to Goldman Sachs Mid-Cap Value Portfolio is incorporated by reference to Post-Effective
                 Amendment No. 14.

(d)(36)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Goldman Sachs Mid-Cap Value Portfolio is filed herein.

Exhibit No.      Description of Exhibits
-----------      -----------------------
(d)(37)          Form of Management Agreement between Registrant and Met
                 Investors Advisory LLC with respect to MetLife Defensive
                 Strategy, MetLife Moderate Strategy, MetLife Balanced
                 Strategy, MetLife Growth Strategy and MetLife Aggressive
                 Strategy Portfolios is incorporated by reference to Post-
                 Effective Amendment No. 15 to the Registration Statement filed with the SEC on August 20, 2004 ("Post-Effective
                 Amendment No. 15").

(d)(37)(i) Form of Amendment No. 1 to Management Agreement is incorporated by reference to Post-Effective
                 Amendment No. 17.

(d)(38) Form of Investment Advisory Agreement between Morgan Stanley Asset Management and Met Investors Advisory LLC with respect to the Van Kampen Comstock Portfolio is incorporated by reference to Post-Effective
                 Amendment No. 17.

(d)(38)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Van Kampen Comstock Portfolio is filed herein.

(d)(39) Form of Investment Advisory Agreement between Gallatin Asset Management, Inc. and Met Investors Advisory LLC with respect to the Cyclical Growth and Income ETF Portfolio is filed herein.

(d)(39)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Cyclical Growth and Income ETF Portfolio is filed herein.

(d)(40)          Form of Investment Advisory Agreement between Gallatin
                 Asset Management, Inc. and Met Investors Advisory LLC with respect to the Cyclical Growth ETF Portfolio is filed herein.

(d)(40)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Cyclical Growth ETF Portfolio is filed herein.

(d)(41) Form of Investment Advisory Agreement between Legg Mason Capital Management, Inc. and Met Investors Advisory LLC with respect to the Legg Mason Value Equity Portfolio is incorporated by reference to Post-Effective
                 Amendment No. 21.

Exhibit No.       Description of Exhibits
-----------       -----------------------
(d)(42)           Form of Investment Advisory Agreement between AIM
                  Capital Management, Inc. and Met Investors Advisory LLC with respect to the Met/AIM Capital Appreciation Portfolio is filed herein.

(d)(43)           Form of Investment Advisory Agreement between
                  Batterymarch Financial Management, Inc. and Met Investors Advisory LLC with respect to the Batterymarch Growth and Income Portfolio is filed herein.

(d)(44)           Form of Investment Advisory Agreement between
                  Batterymarch Financial Management, Inc. and Met Investors Advisory LLC with respect to the Batterymarch Mid-Cap Stock Portfolio is filed herein.

(d)(45) Form of Investment Advisory Agreement between Federated Investment Management Company and Met Investors
                  Advisory LLC with respect to the Federated High Yield Portfolio is filed herein.

(d)(46)           Form of Investment Advisory Agreement between Merrill
                  Lynch Investment Managers, L.P. and Met Investors Advisory LLC with respect to the Mercury Large-Cap Core Portfolio is filed herein.

(d)(47)           Form of Investment Advisory Agreement between
                  Massachusetts Financial Services Company and Met Investors Advisory LLC with respect to the MFS(R) Value Portfolio is filed herein.

(d)(48) Form of Investment Advisory Agreement between Pioneer Investment Management, Inc. and Met Investors Advisory
                  LLC with respect to the Pioneer Fund Portfolio is incorporated by reference to Post-Effective Amendment No. 22.

(d)(49) Form of Investment Advisory Agreement between Pioneer Investment Management, Inc. and Met Investors Advisory
                  LLC with respect to the Pioneer Strategic Income Portfolio is incorporated by reference to Post-Effective
                  Amendment No. 22.

(d)(50) Form of Investment Advisory Agreement between Pioneer Investment Management, Inc. and Met Investors Advisory
                  LLC with respect to the Pioneer Mid-Cap Value Portfolio is incorporated by reference to Post-Effective
                  Amendment No. 22.

Exhibit No.       Description of Exhibits
-----------       -----------------------
(d)(51)           Form of Investment Advisory Agreement between Dreman
                  Value Management LLC and Met Investors Advisory LLC with respect to the Dreman Small-Cap Value Portfolio is incorporated by reference to Post-Effective
                  Amendment No. 22.

(d)(52)(a) Form of Investment Advisory Agreement between Western Asset Management Company and Met Investors Advisory LLC with respect to the Legg Mason Partners Managed Assets Portfolio is filed herein.

(d)(52)(b)        Form of Investment Advisory Agreement between
                  Batterymarch Financial Management, Inc. and Met Investors Advisory LLC with respect to the Legg Mason Partners Managed Assets Portfolio is filed herein.

(d)(53)           Form of Investment Advisory Agreement between
                  Massachusetts Financial Services Company and Met Investors Advisory LLC with respect to the MFS(R) Emerging Markets Equity Portfolio is filed herein.

(d)(54)           Form of Investment Advisory Agreement between Loomis,
                  Sayles & Company, L.P. and Met Investors Advisory LLC with respect to the Loomis Sayles Global Markets Portfolio is incorporated by reference to Post-Effective
                  Amendment No. 22.

(d)(55) Form of Investment Advisory Agreement between Janus Capital Management LLC and Met Investors Advisory LLC with respect to the Janus Capital Appreciation Portfolio is filed herein.

(d)(56) Form of Investment Advisory Agreement between Lazard Asset Management LLC and Met Investors Advisory LLC is filed herein.

(e)(1) Form of Participation Agreement is incorporated by reference to Post-Effective Amendment No. 4.

(e)(1)(i) Form of Participation Agreement with respect to American Funds Insurance Series is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement filed with the SEC on November 17, 2003 ("Post-Effective Amendment No. 12").

(e)(2)            Form of Second Amended and Restated Distribution
                  Agreement between the Registrant and MetLife Investors Distribution Company with respect to the Class A shares is incorporated by reference to Post-Effective Amendment No. 9.

Exhibit No.       Description of Exhibits
-----------       -----------------------
(e)(2)(i)         Form of Amendment No. 1 to Second Amended and Restated
                  Distribution Agreement with respect to the Class A shares is incorporated by reference to Post-Effective Amendment No. 9.

(e)(2)(ii) Form of Amendment No. 2 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Post-Effective
                  Amendment No. 11.

(e)(2)(iii) Form of Amendment No. 3 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Post-Effective
                  Amendment No. 13.

(e)(2)(iv) Form of Amendment No. 4 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Post-Effective
                  Amendment No. 15.

(e)(2)(v) Form of Amendment No. 5 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Post-Effective
                  Amendment No. 17.

(e)(2)(vi) Form of Amendment No. 6 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Post-Effective
                  Amendment No. 19.

(e)(2)(vii) Form of Amendment No. 7 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement filed with the SEC on August 12, 2005 ("Post-Effective Amendment No. 20").

(e)(2)(viii)      Form of Amendment No. 8 to Second Amended and Restated
                  Distribution Agreement with respect to Class A shares is incorporated by reference to Post-Effective
                  Amendment No. 22.

(e)(2)(ix) Form of Amendment No. 9 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Post-Effective
                  Amendment No. 22.

Exhibit No.       Description of Exhibits
-----------       -----------------------
(e)(3)            Form of Second Amended and Restated Distribution
                  Agreement between the Registrant and MetLife Investors
                  Distribution Company with respect to the Class B shares is incorporated by reference to Post-Effective Amendment No. 9.

(e)(3)(i) Form of Amendment No. 1 to Second Amended and Restated Distribution Agreement with respect to the Class B shares is incorporated by reference to Post-Effective Amendment No. 9.

(e)(3)(ii) Form of Amendment No. 2 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Post-Effective
                  Amendment No. 11.

(e)(3)(iii) Form of Amendment No. 3 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Post-Effective
                  Amendment No. 13.

(e)(3)(iv) Form of Amendment No. 4 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Post-Effective
                  Amendment No. 15.

(e)(3)(v) Form of Amendment No. 5 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Post-Effective
                  Amendment No. 17.

(e)(3)(vi) Form of Amendment No. 6 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Post-Effective
                  Amendment No. 19.

(e)(3)(vii) Form of Amendment No. 7 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Post-Effective
                  Amendment No. 20.

(e)(3)(viii)      Form of Amendment No. 8 to Second Amended and Restated
                  Distribution Agreement with respect to Class B shares is incorporated by reference to Post-Effective
                  Amendment No. 22.

(e)(3)(iv) Form of Amendment No. 9 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Post-Effective
                  Amendment No. 22.

Exhibit No.        Description of Exhibits
-----------        -----------------------
(e)(4)             Form of Amended and Restated Distribution Agreement
                   between the Registrant and MetLife Investors Distribution
                   Company with respect to the Class E shares is incorporated by reference to Post-Effective Amendment No. 9.

(e)(4)(i)          Form of Amendment No. 1 to Amended and Restated
                   Distribution Agreement with respect to Class E shares is incorporated by reference to Post-Effective Amendment No. 9.

(e)(4)(ii) Form of Amendment No. 2 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Post-Effective Amendment No. 11.

(e)(4)(iii) Form of Amendment No. 3 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Post-Effective
                   Amendment No. 13.

(e)(4)(iv) Form of Amendment No. 4 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Post-Effective
                   Amendment No. 15.

(e)(4)(v) Form of Amendment No. 5 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Post-Effective
                   Amendment No. 17.

(e)(4)(vi) Form of Amendment No. 6 to Second Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Post-Effective
                   Amendment No. 19.

(e)(4)(vii) Form of Amendment No. 7 to Second Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Post-Effective
                   Amendment No. 20.

(e)(4)(viii)       Form of Amendment No. 8 to Second Amended and Restated
                   Distribution Agreement with respect to Class E shares is incorporated by reference to Post-Effective
                   Amendment No. 22.

(e)(4)(iv) Form of Amendment No. 9 to Second Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Post-Effective
                   Amendment No. 22.

Exhibit No.        Description of Exhibits
-----------        -----------------------
(e)(5)(i)          Form of Second Amended and Restated Distribution
                   Agreement between the Registrant and MetLife Investors
                   Distribution Company with respect to Class C shares is
                   incorporated by reference to Post-Effective Amendment No. 9.

(e)(5)(ii)         Form of Amendment No. 1 to Second Amended and Restated
                   Distribution Agreement with respect to Class C shares is incorporated by reference to Post-Effective Amendment No. 9.

(e)(5)(iii)        Form of Amendment No. 2 to Second Amended and Restated
                   Distribution Agreement with respect to Class C shares is incorporated by reference to Post-Effective Amendment No.
                   11.

(e)(5)(iv)         Form of Amendment No. 3 to Second Amended and Restated
                   Distribution Agreement with respect to Class C shares is incorporated by reference to Post-Effective Amendment No.
                   13.

(e)(5)(v)          Form of Amendment No. 4 to Second Amended and Restated
                   Distribution Agreement with respect to Class C shares is incorporated by reference to Post-Effective Amendment No.
                   15.

(e)(5)(vi)         Form of Amendment No. 5 to Second Amended and Restated
                   Distribution Agreement with respect to Class C shares is incorporated by reference to Post-Effective Amendment No.
                   17.

(e)(5)(vii)        Form of Amendment No. 6 to Second Amended and Restated
                   Distribution Agreement with respect to Class C shares is incorporated by reference to Post-Effective Amendment No.
                   19.

(e)(5)(viii)       Form of Amendment No. 7 to Second Amended and Restated
                   Distribution Agreement with respect to Class C shares is
                   incorporated by reference to Post-Effective Amendment No.
                   20.

(e)(5)(ix)         Form of Amendment No. 8 to the Second Amended and
                   Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Post-Effective Amendment No.
                   22.

(e)(5)(x)          Form of Amendment No. 9 to the Second Amended and
                   Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Post-Effective Amendment No.
                   22.

Exhibit No.      Description of Exhibits
-----------      -----------------------
(f)              Form of Deferred Compensation Plan is incorporated by
                 reference to the Registration Statement.

(g)(1)(i)        Deleted.

(g)(1)(ii) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 5.

(h)(1)(i)        Deleted.

(h)(1)(ii) Form of Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 5.

(h)(2)(i)        Deleted.

(h)(2)(ii) Form of Administration Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 5.

(h)(3)(i) Revised Form of Expense Limitation Agreement between Registrant and Met Investors Advisory Corp. is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed with the SEC on February 12, 2001 ("Post-Effective Amendment No. 1").

(h)(3)(ii) Form of Amendment No. 1 to Expense Limitation Agreement between Registrant and Met Investors Advisory Corp. is incorporated by reference to Post-Effective Amendment No. 4.

(h)(3)(iii)      Form of Amended and Restated Expense Limitation
                 Agreement between Registrant and Met Investors Advisory Corp. is incorporated by reference to Post-Effective Amendment No. 6.

(h)(3)(iv) Form of Amendment No. 1 to Amended and Restated Expense Limitation Agreement between Registrant and Met Investors Advisory LLC is incorporated by reference to Post-Effective Amendment No. 6.

(h)(3)(v) Form of Amendment No. 2 to Amended and Restated Expense Limitation Agreement between Registrant and Met Investors Advisory LLC is incorporated by reference to Post-Effective Amendment No. 9.

(h)(3)(vi) Form of Amendment No. 3 to Amended and Restated Expense Limitation Agreement between Registrant and Met Investors Advisory LLC is incorporated by reference to Post-Effective Amendment No. 13.

Exhibit No.       Description of Exhibits
-----------       -----------------------
(h)(3)(vii)       Form of Amendment No. 4 to Amended and Restated Expense
                  Limitation Agreement between Registrant and Met Investors
                  Advisory LLC is incorporated by reference to Post-Effective
                  Amendment No. 15.

(h)(3)(viii)      Form of Amendment No. 5 to Amended and Restated Expense
                  Limitation Agreement between Registrant and Met Investors
                  Advisory LLC is incorporated by reference to Amendment No.
                  17.

(h)(3)(ix) Form of Amendment No. 6 to Amended and Restated Expense Limitation Agreement between Registrant and Met Investors Advisory LLC is incorporated by reference to Post-Effective Amendment No. 19.

(h)(3)(x) Form of Amendment No. 7 to Amended and Restated Expense Limitation Agreement between Registrant and Met Investors Advisory LLC is incorporated by reference to Post-Effective Amendment No. 21.

(h)(3)(xi) Form of Amendment No. 8 to Amended and Restated Expense Limitation Agreement between Registrant and Met Investors Advisory LLC is incorporated by reference to Post-Effective Amendment No. 22.

(h)(4)(xii) Form of Amendment No. 9 to Amended and Restated Expense Limitation Agreement between Registrant and Met Investors Advisory LLC is incorporated by reference to Post-Effective Amendment No. 22.

(i)(1) Opinion and Consent of Sullivan & Worcester LLP dated October 23, 2000 is incorporated by reference to the Registration Statement.

(i)(2) Opinion and Consent of Sullivan & Worcester LLP dated December 29, 2000 is incorporated by reference to Pre-Effective Amendment No. 1.

(i)(3) Opinion and Consent of Sullivan & Worcester LLP dated July 23, 2001 is incorporated by reference to Post-Effective Amendment No. 4.

(i)(4) Opinion and Consent of Sullivan & Worcester LLP dated February 14, 2002 is incorporated by reference to Post-Effective Amendment No. 6.

(i)(5) Opinion and consent of Sullivan & Worcester LLP dated February 14, 2003 is incorporated by reference to Post-Effective Amendment No. 9.

Exhibit No.       Description of Exhibits
-----------       -----------------------
(i)(6)            Opinion and Consent of Sullivan & Worcester LLP dated
                  August 28, 2003 is incorporated by reference to Post-Effective
                  Amendment No. 11.

(i)(7) Opinion and consent of Sullivan & Worcester LLP dated February 13, 2004 is incorporated by reference to Post-Effective Amendment No. 13.

(i)(8)            Opinion and Consent of Sullivan & Worcester LLP dated
                  August 19, 2004 is incorporated by reference to Post-Effective Amendment No. 15.

(i)(9) Opinion and Consent of Sullivan & Worcester LLP dated February 15, 2005 is incorporated by reference to Post-Effective Amendment No. 17.

(i)(10) Opinion and Consent of Sullivan & Worcester LLP dated June 24, 2005 is incorporated by reference to Post-Effective Amendment No. 19.

(i)(11) Opinion and Consent of Sullivan & Worcester LLP dated August 12, 2005 is incorporated by reference to Post-Effective Amendment No. 20.

(i)(12) Opinion and Consent of Sullivan & Worcester LLP dated October 28, 2005 is incorporated by reference to Post-Effective Amendment No. 21.

(i)(13) Opinion and consent of Sullivan & Worcester LLP dated January 31, 2006 is incorporated by reference to Post-Effective Amendment No. 22.

(j)(1)            Deleted.

(j)(2) Consent of Deloitte & Touche LLC dated April 27, 2006 is filed herein.

(k)               Not Applicable.

(l)               Not Applicable.

(m)(1) Form of Distribution Plan Pursuant to Rule 12b-1 for the Registrant's Class B shares is incorporated by reference to the Registration Statement.

(m)(2) Form of Distribution Plan Pursuant to Rule 12b-1 for the Registrant's Class E shares is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement filed with the SEC on May 18, 2001.

(m)(3) Form of Distribution Plan Pursuant to Rule 12b-1 for the Registrant's Class C shares is incorporated by reference to Post-Effective Amendment No. 6.

Exhibit No.       Description of Exhibits
-----------       -----------------------
(n)               Form of Plan Pursuant to Rule 18f-3 is incorporated by
                  reference to the Registration Statement.

(o)               Reserved

(p)(1) Code of Ethics of Met Investors Series Trust, Met Investors Advisory, LLC and MetLife Investors Distribution Company is filed herein.

(p)(2)            Deleted.

(p)(3)            Code of Ethics of Lord, Abbett & Co. is filed herein.

(p)(4)            Deleted.

(p)(5)            Deleted.

(p)(6) Code of Ethics of Janus Capital Management LLC is filed herein.

(p)(7)            Code of Ethics of OppenheimerFunds, Inc. is filed herein.

(p)(8) Code of Ethics of Massachusetts Financial Services Company is filed herein.

(p)(9) Code of Ethics of Putnam Investment Management, LLC is filed herein.

(p)(10) Code of Ethics of Pacific Investment Management Company LLC is filed herein.

(p)(11)           Deleted.

(p)(12) Code of Ethics of AIM Management Group, Inc. is filed herein.

(p)(13)           Deleted.

(p)(14) Code of Ethics of Third Avenue Management, LLC is filed herein.

(p)(15) Code of Ethics of T. Rowe Price Associates, Inc. is filed herein.

(p)(16)           Code of Ethics of Harris Associates L.P. is filed herein.

(p)(17) Code of Ethics of Neuberger Berman Management, Inc. is filed herein.

(p)(18) Code of Ethics of Turner Investment Partners, Inc. is incorporated by reference to Post-Effective Amendment No. 13.

(p)(19)           Code of Ethics of Goldman Sachs Investment Management,
                  L.P. is incorporated by reference to Post-Effective Amendment No. 14.

Exhibit No.      Description of Exhibits
-----------      -----------------------
(p)(20)          Code of Ethics of RCM Capital Management LLC is
                 incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement filed with the SEC on May 3, 2005 ("Post-Effective Amendment No. 18").

(p)(21) Code of Ethics of Morgan Stanley Asset Management, Inc. is incorporated by reference to Post-Effective Amendment No. 18.

(p)(22)          Code of Ethics of Gallatin Asset Management is filed herein.

(p)(23) Code of Ethics of Legg Mason Capital Management, Inc. is incorporated by reference to Post-Effective Amendment No. 20.

(p)(24) Code of Ethics of Batterymarch Financial Management, Inc. is filed herein.

(p)(25)          Code of Ethics of Federated Investment Management
                 Company is filed herein.

(p)(26) Code of Ethics of Merrill Lynch Investment Managers, L.P. is filed herein.

(p)(27) Code of Ethics of Pioneer Investment Management, Inc. is filed herein.

(p)(28) Code of Ethics of Dreman Value Management LLC is filed herein.

(p)(29) Code of Ethics of Loomis, Sayles & Company, L.P. is filed herein.

(p)(30) Code of Ethics of Western Asset Management Company is filed herein.

(p)(31) Code of Ethics of Lazard Asset Management LLC is filed herein.

(q) Powers of Attorney are incorporated by reference to Pre-Effective Amendment No. 1 and Post-Effective Amendments No. 2 and No. 9.


Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
         _____________________________________________________________


   As of the effective date of this Post-Effective Amendment, the separate accounts of Metropolitan Life Insurance Company, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, First MetLife Investors Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company, The Travelers Insurance Company, The Travelers

Life and Annuity Company, Citicorp Life Insurance Company and First Citicorp Life Insurance Company control the Registrant by virtue of their ownership of substantially all of the Registrant's outstanding shares. Each such insurance company, other than Metropolitan Life Insurance Company, is a wholly-owned indirect subsidiary of Metropolitan Life Insurance Company.

Item 25. INDEMNIFICATION
         _______________

   Reference is made to the following documents:

          Agreement and Declaration of Trust, as filed as Exhibit (a)(1) hereto;

          By-Laws as filed as Exhibit 2 hereto; and

          Form of Participation Agreement between Registrant, Met Investors Advisory LLC. and a participating insurance company as filed as Exhibits (e)(1) and (e)(1)(i) hereto.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   The Registrant, its Trustees and officers, are insured under a policy of insurance maintained by the Registrant within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions suits or proceedings, and certain liabilities that might me imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

   See "Management of the Trust" in the Prospectus and "Officers and Trustees" in the Statement of Additional Information for information regarding Met Investors Advisory LLC (the "Manager"). For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Manager, reference is made to the Manager's current Form ADV filed under the Investment Advisers Act of 1940, incorporated herein by reference (File No. 801-10079).

   With respect to information regarding the Advisers, reference is hereby made to "Management of the Trust" in the Prospectus. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Advisers, reference is made to the current Form ADVs of the Advisers filed under the Investment Advisers Act of 1940, incorporated herein by reference and the file numbers of which are as follows:


 Lord, Abbett & Co. LLC                 OppenheimerFunds, Inc.
     File No. 801-6997                      File No. 801-8253

 Putnam Investment Management LLC       Massachusetts Financial Services
     File No. 801-07974                 Company
                                            File No. 801-17352

 Pacific Investment Management Company  Harris Associates L.P.
 LLC                                        File No. 801-50333
     File No. 801-48187

 AIM Advisors, Inc.                     T. Rowe Price Associates, Inc.
     File No. 801-12313                     File No. 801-856

 Third Avenue Management LLC            Neuberger Berman Management, Inc.
     File No. 801-27792                     File No. 801 - 8259

 Turner Investment Partners, Inc.       RCM Capital Management LLC
     File No. 801-36220                     File No. 801-56308

 Goldman Sachs Asset Management, L.P.   Van Kampen Asset Management
     File No. 801-37591                     File No. 801-1669

 Janus Capital Management LLC           A.G. Edwards & Sons, Inc.
     File No. 801-13991                     File No. 801-12716

 Batterymarch Financial Management,     Legg Mason Capital Management, Inc.
 Inc.                                       File No. 801-18115
     File No. 801-48035

 Loomis, Sayles & Company, L.P.         Federated Investment Management
     File No. 801-170                   Company
                                            File No. 801-34612

 Pioneer Investment Management, Inc.    Merrill Lynch Investment Managers,
     File No. 801-8255                  L.P.
                                            File No. 801-11583

 Western Asset Management Company       Dreman Value Management LLC
     File No. 801-8162                      File No. 801-54255

                                        Lazard Asset Management LLC
                                            File No. 801-61701

Item 27 Principal Underwriter
        _____________________

       (a) MetLife Investors Distribution Company is the principal underwriter for the following management investment companies (other than the Registrant) and separate accounts: MetLife Investors USA Life Insurance Company Separate Account A, MetLife Investors Variable Annuity Account Five, MetLife Investors Variable Annuity Account One, MetLife Investors Variable Life Account One, MetLife Investors Variable Life Account Five, First MetLife Investors Variable Annuity Account One.

       (b) Officers and Directors of MetLife Investors Distribution Company
           ________________________________________________________________


Name and Principal                          Positions and Offices With            Positions and Offices With
 Business Address                              Principal Underwriter                      Registrant
------------------                     -------------------------------------- ----------------------------------
Leslie Sutherland                                    President
Timothy Spangenberg                       Executive Vice President, Chief
                                                 Financial Officer
Elizabeth M. Forget                       Executive Vice President, Chief
                                                 Marketing Officer                    President, Trustee
Edward C. Wilson                          Executive Vice President, Chief
                                               Distribution Officer
Paul A. LaPiana                              Executive Vice President,
                                       Life Insurance Distribution Division
Richard C. Pearson                       Executive Vice President, General
                                                Counsel, Secretary                Vice President, Secretary
Helayne F. Klier                             Executive Vice President
Anthony J. Williamson                           Assistant Treasurer
Charles M. Deuth                         Vice President, National Accounts
Debora L. Buffington                   Vice President, Director of Compliance
Deron J. Richens                                  Vice President
Anthony J. Dufault                                Vice President
James R. Fitzpatrick                              Vice President
Paul M. Kos                                       Vice President
John E. Petersen                                  Vice President
Paul A. Smith                                     Vice President
Cathy Sturdivant                                  Vice President
Paulina Vakouros                                  Vice President
James Allen                                  Assistant Vice President
Robert H. Bruce                              Assistant Vice President
Jeffrey A. Tupper                            Assistant Vice President         Chief Financial Officer, Treasurer
Jason M. Kezelman                            Assistant Vice President
Jonnie L. Crawford                              Assistant Secretary
James W. Koeger                                 Assistant Treasurer
Michael K. Farrell                                   Director
William J. Toppeta                                   Director
Craig W. Markham                                     Director

   The principal business address of each officer and director is 5 Park Plaza, Suite 1900, Irvine, California 92614.

   (c) Inapplicable

Item 28 Location of Accounts and Records
        ________________________________

   The Registrant maintains the records required by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office, located at 5 Park Plaza, Suite 1900, Irvine, California 92614 as well as at the offices of its manager, investment advisers and administrator: Met Investors Advisory LLC, 5 Park Plaza, Suite 1900, Irvine, California 92614; Lord,
Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302; Janus Capital Management LLC, 100 Fillmore Street, Denver, Colorado 80206; Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116; Putnam Investment Management LLC, One Post Office Square, Boston, Massachusetts 02109; Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California 92660; RCM Capital Management LLC, Four Embarcadero Center, Suite 2900, San Francisco, California 94111, Morgan Stanley Asset Management, Inc. 1221 Avenue of the Americas, New York, New York 10020; OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10218; AIM Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046; Harris Associates L.P., Two North La Salle Street, Suite 500, Chicago, Illinois 60602; Third Avenue Management LLC, 622 Third Avenue, New York, New York 10017; T. Rowe Price Associates Inc., 100
E. Pratt Street, Baltimore, MD 21202; Neuberger Berman Management, Inc., 605 Third Avenue, New York, NY 10158; Turner Investment Partners, Inc., 1205 Westlakes Dr., Suite 100, Berwyn, PA 19312; Goldman Sachs Asset Management, L.P., 32 Old Slip, New York, New York 10005; A.G. Edwards & Sons, Inc One North Jefferson Avenue, St. Louis, Missouri 63103; Legg Mason Capital Management, Inc., 100 Light Street, Baltimore, Maryland 21202; Batterymarch Financial Management, Inc., Two Hundred Clarendon Street, Boston, Massachusetts, 02116; Loomis, Sayles & Company, L.P., One Financial Center, Boston, Massachusetts 02111; Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109; Federated Investment Management Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222; Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536; Dreman Value Management LLC, 520 East Cooper Avenue, Aspen, Colorado 81611-9725; Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, California 91101; Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York, NY 10112-6300; CAM North America LLC, 300 First Stamford Place, 2nd Floor, Stamford, Connecticut 06902 and State Street Bank and Trust Company ("State Street"), One Federal Street, 9th Floor, Boston, Massachusetts 02206. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of State Street, the Registrant's transfer agent, dividend disbursing agent and custodian.

Item 29 Management Services
        ___________________

        None

Item 30 Undertakings
        ____________

        Inapplicable

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, the Registrant, MET INVESTORS SERIES TRUST, has duly caused this Post-Effective Amendment No. 23 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Irvine, State of California on the 28th day of April, 2006.



                                      MET INVESTORS SERIES TRUST
                                           Registrant
                                      By:  /s/ Elizabeth M. Forget
                                           ----------------------------------
                                           Elizabeth M. Forget
                                           President



   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 23 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.



Signature                              Title                                  Date
---------                              -----                                  ----

/s/ Elizabeth M. Forget                President (principal executive         April 28, 2006
-------------------------------        officer), Trustee
Elizabeth M. Forget

/s/ Jeffrey A. Tupper                  Chief Financial Officer and Treasurer  April 28, 2006
-------------------------------        (principal financial and accounting
Jeffrey A. Tupper                      officer)

/s/ Stephen M. Alderman*               Trustee                                April 28, 2006
-------------------------------
Stephen M. Alderman

/s/ Jack R. Borsting*                  Trustee                                April 28, 2006
-------------------------------
Jack R. Borsting

/s/ Theodore A. Myers*                 Trustee                                April 28, 2006
-------------------------------
Theodore A. Myers

/s/ Tod H. Parrott*                    Trustee                                April 28, 2006
-------------------------------
Tod H. Parrott

/s/ Dawn M. Vroegop*                   Trustee                                April 28, 2006
-------------------------------
Dawn M. Vroegop

/s/ Roger T. Wickers*                  Trustee                                April 28, 2006
-------------------------------
Roger T. Wickers



* By: /s/ Robert N. Hickey
      -------------------------
      Robert N. Hickey
      Attorney-in-fact

                                 EXHIBIT INDEX


Exhibit No.
-----------
(d)(1)(xviii)      Form of Amendment No. 18 to Management Agreement.

(d)(7)(iii) Form of Amendment No. 3 to Investment Advisory Agreement with respect to Lord Abbett Bond Debenture Portfolio.

(d)(8)(ii) Form of Amendment No. 2 to Investment Advisory Agreement with respect to Lord Abbett Mid-Cap Value Portfolio.

(d)(10)(iii)       Form of Amendment No. 3 to Investment Advisory Agreement
                   with respect to Lord Abbett Growth and Income Portfolio.

(d)(18)(i) Form of Amendment No 1 to Investment Advisory Agreement with respect to PIMCO Total Return Portfolio.

(d)(22)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to MFS(R) Research International Portfolio.

(d)(23)(iv) Form of Amendment No. 4 to Investment Advisory Agreement with respect to Janus Aggressive Growth Portfolio.

(d)(24)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Oppenheimer Capital Appreciation Portfolio.

(d)(25)(ii) Form of Amendment No. 2 to Investment Advisory Agreement with respect to Met/AIM Small Cap Growth Portfolio.

(d)(28)(ii) Form of Amendment No. 2 to Investment Advisory Agreement with respect to Third Avenue Small Cap Value Portfolio.

(d)(29)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Harris Oakmark International Portfolio.

(d)(29)(ii) Form of Amendment No. 2 to Investment Advisory Agreement with respect to Harris Oakmark International Portfolio.

(d)(30)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Met/Putnam Capital Opportunities Portfolio.

(d)(30)(ii) Form of Amendment No. 2 to Investment Advisory Agreement with respect to Met/Putnam Capital Opportunities Portfolio.

(d)(31)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to T. Rowe Price Mid-Cap Growth Portfolio.

(d)(32)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Lord Abbett America's Value Portfolio.

(d)(33)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to PIMCO Inflation Protected Bond Portfolio.

(d)(34)(i) Form of Amendment No. 1 with respect to Neuberger Berman Real Estate Portfolio.

(d)(35)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Turner Mid-Cap Growth Portfolio.

(d)(36)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Goldman Sachs Mid-Cap Value Portfolio.

(d)(38)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Van Kampen Comstock Portfolio.

(d)(39) Form of Investment Advisory Agreement between Gallatin Asset Management, Inc. and Met Investors Advisory LLC with respect to Cyclical Growth and Income ETF Portfolio.

(d)(39)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Cyclical Growth and Income ETF Portfolio.

(d)(40) Form of Investment Advisory Agreement between Gallatin Asset Management, Inc. and Met Investors Advisory LLC with respect to the Cyclical Growth ETF Portfolio.

(d)(40)(i) Form of Amendment No. 1 to Investment Advisory Agreement with respect to Cyclical Growth ETF Portfolio.

(d)(42) Form of Investment Advisory Agreement between AIM Capital Management, Inc. and Met Investors Advisory LLC with respect to Met/AIM Capital Appreciation Portfolio.

(d)(43) Form of Investment Advisory Agreement between Batterymarch Financial Management, Inc. and Met Investors Advisory LLC with respect to the Batterymarch Growth and Income Portfolio.

(d)(44) Form of Investment Advisory Agreement between Batterymarch Financial Management, Inc. and Met Investors Advisory LLC with respect to the Batterymarch Mid-Cap Stock Portfolio.

(d)(45) Form of Investment Advisory Agreement between Federated Investment Management Company and Met Investors Advisory LLC with respect to the Federated High Yield Portfolio.

(d)(46) Form of Investment Advisory Agreement between Merrill Lynch Investment Managers, L.P. and Met Investors Advisory LLC with respect to the Mercury Large-Cap Core Portfolio.

(d)(47) Form of Investment Advisory Agreement between Massachusetts Financial Services Company and Met Investors Advisory LLC with respect to the MFS(R) Value Portfolio.

(d)(52)(a) Form of Investment Advisory Agreement between Western Asset Management Company and Met Investors Advisory LLC with respect to the Legg Mason Partners Managed Assets Portfolio.

(d)(52)(b) Form of Investment Advisory Agreement between Batterymarch Financial Management, Inc. and Met Investors Advisory LLC with respect to the Legg Mason Partners Managed Assets Portfolio.

(d)(53) Form of Investment Advisory Agreement between Massachusetts Financial Services Company and Met Investors Advisory LLC with respect to the MFS(R) Emerging Markets Equity Portfolio.

(d)(55) Form of Investment Advisory Agreement between Janus Capital Management LLC and Met Investors Advisory LLC with respect to the Janus Capital Appreciation Portfolio.

(d)(56) Form of Investment Advisory Agreement between Lazard Asset Management LLC and Met Investors Advisory LLC is filed herein.

(j)(2)          Consent of Deloitte & Touche LLC dated April 27, 2006.

(p)(1) Code of Ethics of Met Investors Series Trust, Met Investors Advisory, LLC. and MetLife Investors Distribution Company.

(p)(3)        Code of Ethics of Lord, Abbett & Co.

(p)(6)        Code of Ethics of Janus Capital Management LLC.

(p)(7)        Code of Ethics of OppenheimerFunds, Inc.

(p)(8)        Code of Ethics of Massachusetts Financial Services Company.

(p)(9)        Code of Ethics of Putnam Investment Management, LLC.

(p)(10)       Code of Ethics of Pacific Investment Management Company LLC.

(p)(12)       Code of Ethics of AIM Management Group, Inc.

(p)(14)       Code of Ethics of Third Avenue Management, LLC.

(p)(15)       Code of Ethics of T. Rowe Price Associates, Inc.

(p)(16)       Code of Ethics of Harris Associates L.P.

(p)(17)       Code of Ethics of Neuberger Berman Management, Inc.

(p)(22)       Code of Ethics of Gallatin Asset Management.

(p)(24)       Code of Ethics of Batterymarch Financial Management, Inc.

(p)(25)       Code of Ethics of Federated Investment Management Company.

(p)(26)       Code of Ethics of Merrill Lynch Investment Managers, L.P.

(p)(27)       Code of Ethics of Pioneer Investment Management, Inc.

(p)(28)       Code of Ethics of Dreman Value Management LLC.

(p)(29)       Code of Ethics of Loomis, Sayles & Company, L.P.

(p)(30)       Code of Ethics of Western Asset Management Company.

(p)(31)       Code of Ethics of Lazard Asset Management LLC.